UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                   811-05186

Exact name of registrant as specified in charter:     American Skandia
                                                      Trust

Address of principal executive offices:               Gateway Center 3,
                                                      100 Mulberry Street,
                                                      Newark, New Jersey 07102

Name and address of agent for service:                Deborah A. Docs
                                                      Gateway Center 3,
                                                      100 Mulberry Street,
                                                      Newark, New Jersey 07102

Registrant's telephone number, including area code:   973-367-7521

Date of fiscal year end:                              12/31/2006

Date of reporting period:                             6/30/2006

Item 1 - Reports to Stockholders

[LOGO OF eDELIVERY]

Make

Life Easier with

eDELIVERY

You can stop receiving printed reports and start reviewing them online by using eDELIVERY. To enroll, go to WWW.PRUDENTIAL.COM/eDELIVERY For more details, see inside front cover.

IFS-A106169 ED.08/2006

AMERICAN SKANDIA TRUST

Financial Statements

For the Semiannual Period Ended

June 30, 2006

This report has been prepared to provide information to owners of American Skandia Life Assurance Corporation's annuities based on information provided by the underlying portfolios.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE AMERICAN SKANDIATRUST ("TRUST") PORTFOLIOS AND THE APPLICABLE VARIABLE LIFE OR ANNUITY CONTRACT. THE PROSPECTUSES CONTAIN INFORMATION ON THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES AND SHOULD BE READ CAREFULLY.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than the performance data quoted.

                         AMERICAN
                         SKANDIA
                         ------------------------------
                         A PRUDENTIAL FINANCIAL COMPANY

--------------------------------------------------------------------------------

Please note that inside are two Prospectus Supplements dated August 14, 2006 and August 25, 2006. These documents are separate from and not a part of the semiannual report.

--------------------------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

      SUPPLEMENT DATED AUGUST 25, 2006 TO THE PROSPECTUS DATED MAY 1, 2006

This supplement sets forth certain changes to the Prospectus of American Skandia Trust (the Trust) dated May 1, 2006 with respect to the indicated Portfolios of the Trust. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your contract, please refer to your contract prospectus. The following should be read in conjunction with the Trust's Prospectus and should be retained for future reference.

I. MARKET CAPITALIZATION DEFINITION CHANGES
-------------------------------------------

Effective on or about August 25, 2006, the market capitalization definitions utilized by certain of the Trust's Portfolios in connection with their investment policies will change. We use the market capitalization ranges for the relevant index as of the time of a security's purchase. The changes are specifically set out in the following table:

-------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME            CURRENT DEFINITION                           NEW DEFINITION
-------------------------------------------------------------------------------------------------------------
AST Goldman Sachs         The Portfolio generally defines small        The Portfolio generally defines
Small Cap Value           capitalization companies as stocks of        small capitalization companies as
                          companies with a capitalization of $4        stocks of companies with market
                          billion or less.                             capitalizations that are within the
                                                                       market capitalization range of the
                                                                       Russell 2000 Value Index.
-------------------------------------------------------------------------------------------------------------
AST Small-Cap Value       For purposes of the Portfolio, small         The Portfolio generally defines
                          capitalization companies are generally       small capitalization companies as
                          those that have market capitalizations,      stocks of companies with market
                          at the time of purchase, not exceeding       capitalizations that are within the
                          the greater of: (i) $3 billion or (ii)       market capitalization range of the
                          the largest capitalized company              Russell 2000 Value Index.
                          included in the Russell 2000 Index
                          during the previous 12 months based on
                          month-end data.
-------------------------------------------------------------------------------------------------------------
AST Marsico Capital       Large companies are defined as those         The Portfolio generally defines
Growth                    which typically have market                  large capitalization companies as
                          capitalizations in the range of $4           stocks of companies with market
                          billion or more.                             capitalizations within the market
                                                                       capitalization range of the
                                                                       Russell 1000 Growth Index.
-------------------------------------------------------------------------------------------------------------
AST Large-Cap Value       For purposes of the Portfolio, large         The Portfolio generally defines
                          capitalization companies are generally       large capitalization companies as
                          those that have market capitalizations,      stocks of companies with market
                          at the time of purchase, within the          capitalizations within the market
                          range of companies included in the           capitalization range of the Russell
                          Russell 1000 Index during the                1000 Value Index.
                          previous 12 months based on month-
                          end data.
-------------------------------------------------------------------------------------------------------------

II. BENCHMARK INDEX CHANGES
---------------------------

AST Mid-Cap Value Portfolio. Effective on or about August 25, 2006, the Russell Mid-Cap Value Index replaces the Russell 3000 Value Index as a benchmark index. To reflect the change, the table of average annual total returns appearing in the section of the Prospectus entitled "Past Performance" is hereby replaced with the following:

        AST MID-CAP VALUE PORTFOLIO

        AVERAGE ANNUAL RETURNS
        FOR PERIODS ENDED 12/31/05

------------------------------------------------------------------------------------------
                                PORTFOLIO     INDEX :         INDEX :         PRIOR
                                              STANDARD &      RUSSELL         INDEX :
                                              POOR'S 500      MID-CAP         RUSSELL
                                              INDEX           VALUE INDEX     3000 VALUE
                                                                              INDEX
------------------------------------------------------------------------------------------
1 year                          5.43%         4.91%           12.65%          6.85%
------------------------------------------------------------------------------------------
5 year                          5.08%         0.54%           12.21%          5.86%
------------------------------------------------------------------------------------------
Since inception (10/23/00)      5.07%        -0.96%           14.42%          5.99%
------------------------------------------------------------------------------------------

AST T. Rowe Price Natural Resources Portfolio. Effective on or about August 25, 2006, the Lipper Natural Resources Fund Index is added as a supplemental benchmark index. To reflect the change, the table of average annual total returns appearing in the section of the Prospectus entitled "Past Performance" is hereby replaced with the following:

        AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

        AVERAGE ANNUAL RETURNS
        FOR PERIODS ENDED 12/31/05

------------------------------------------------------------------------------------------
                                      PORTFOLIO           INDEX :            NEW INDEX :
                                                          STANDARD &         LIPPER
                                                          POOR'S 500         NATURAL
                                                          INDEX              RESOURCES
                                                                             FUND INDEX
------------------------------------------------------------------------------------------
1 year                                31.40%              4.91%              46.37%
------------------------------------------------------------------------------------------
5 year                                16.97%              0.54%              15.18%
------------------------------------------------------------------------------------------
10 year                               15.54%              9.07%              14.80%
------------------------------------------------------------------------------------------

III. SUBADVISOR: AST HIGH YIELD PORTFOLIO
-----------------------------------------

Goldman Sachs Asset Management, L.P. (GSAM) is no longer a subadvisor to the AST High Yield Portfolio. All references and information pertaining to GSAM are hereby deleted.

IV. SUBADVISOR: AST SMALL-CAP VALUE PORTFOLIO
---------------------------------------------

Salomon Brothers Asset Management, Inc. (SaBAM) serves as a subadvisor to the AST Small-Cap Value Portfolio. Pursuant to a corporate reorganization by SaBAM's parent company, the rights and obligations of Sa BAM under the subadvisory agreement between SaBAM and Prudential Investments LLC and American Skandia Investment Services, Inc. have been transferred to CAM North America LLC, which is an investment advisor affiliated with SaBAM's parent company. There will be no change in investment subadvisory services or portfolio managers as a result of the transfer of the agreement.

To reflect this change, all references and information pertaining to SaBAM are hereby deleted and replaced by references to CAM North America LLC.

V. NEW PORTFOLIO NAME & NEW SUBADVISOR: AST LSV INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

The name of the Portfolio will change on or about November 13, 2006 to AST International Value Portfolio. Effective on or about November 13, 2006, all references to AST LSV International Value Portfolio are replaced by references to AST International Value Portfolio.

EFFECTIVE ON OR ABOUT NOVEMBER 17, 2006, THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") WILL JOIN LSV ASSET MANAGEMENT ("LSV") AS A SUB-ADVISOR TO THE AST INTERNATIONAL VALUE PORTFOLIO.

To reflect the addition of Thornburg as a subadvisor, the indicated sections of the Prospectus are revised effective on or about November 17, 2006:

    The section of the Prospectus entitled "Risk/Return Summary--Principal Investment Strategies" is hereby amended by deleting the discussion pertaining to the AST International Value Portfolio and substituting the following:

              The AST INTERNATIONAL VALUE PORTFOLIO will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Portfolio is co-managed by LSV Asset Management
         (LSV) and Thornburg Investment Management, Inc. (Thornburg).

              LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

              Thornburg selects securities on a bottom-up basis using traditional fundamental securities analysis. The principal focus is on "basic" value stocks. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time.

The section of the Prospectus entitled "Investment Objectives and Policies" is hereby amended by deleting the discussion pertaining to the AST International Value Portfolio and substituting the following:

         AST INTERNATIONAL VALUE PORTFOLIO:

         INVESTMENT OBJECTIVE: THE INVESTMENT OBJECTIVE OF THE PORTFOLIO IS TO SEEK CAPITAL GROWTH.

         PRINCIPAL INVESTMENT POLICIES AND RISKS:

              The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

              The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in issuers located in developed countries outside the United States that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

              LSV uses proprietary quantitative investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

              The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and the Sub-advisor will generally align the Portfolio's country weightings with those of the MSCI EAFE Index. LSV intends to keep its portion of the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

              Thornburg uses individual company and industry analysis to make investment decisions. The principal focus is on traditional or "basic" value stocks. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

         o Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.
         o Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.
         o Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

         Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

              Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

              Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

              Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates, unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

              The Portfolio is co-managed by LSV and Thornburg. LSV is responsible for managing approximately 60% of the Portfolio, and Thornburg is responsible for managing approximately 40% of the Portfolio.

              For an additional discussion of the risks involved in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods."

         OTHER INVESTMENTS:

              OPTIONS, FINANCIAL FUTURES AND OTHER DERIVATIVES. The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

              In addition to options and financial futures, the Portfolio may invest in a broad array of other "derivative" instruments, including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

              Certain additional information about the other investments that the Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

              TEMPORARY INVESTMENTS. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

The section of the Prospectus entitled "Management of the Trust--Investment Managers and Portfolio Managers--Sub-advisors" is amended by deleting the information pertaining to LSV and substituting the following:

              LSV ASSET MANAGEMENT ("LSV"), 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, serves as the Sub-advisor for a portion of the AST INTERNATIONAL VALUE PORTFOLIO and for a portion of the AST ADVANCED STRATEGIES PORTFOLIO. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management.

              The portfolio managers responsible for the day-to-day management of the LSV portion of the AST International Value Portfolio and for the applicable portion of the Advanced Strategies Portfolio are Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA, and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes
         Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments. Mr. Mansharamani, CFA is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation and a Systems Consultant for Maximations, Inc.

The section of the Prospectus entitled "Management of the Trust--Investment Managers and Portfolio Managers--Sub-advisors" is amended by adding the following information pertaining to Thornburg:

              THORNBURG INVESTMENT MANAGEMENT, INC. ("Thornburg"), 119 East Marcy Street, Santa Fe, New Mexico 87501, serves as the Sub-advisor for a portion of the AST INTERNATIONAL VALUE PORTFOLIO. Thornburg is an independent, employee-owned investment management firm. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. Thornburg advises the Thornburg family of mutual funds and manages separate portfolios for select individuals and institutions. As of March 31, 2006, Thornburg had approximately $22.5 billion in assets under management.

              The portfolio managers responsible for the day-to-day management of the Thornburg portion of the AST International Value Portfolio are WILLIAM V. FRIES, CFA, a Managing Director of Thornburg, WENDY TREVISANI, also a Managing Director of Thornburg, and LEI WANG, CFA, a Managing Director of Thornburg, who serve as co-portfolio managers.

              Mr. Fries serves as the lead portfolio manager for the portion of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

              Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

              Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York

VI. NEW PORTFOLIO NAME & NEW SUBADVISOR: AST WILLIAM BLAIR INTERNATIONAL GROWTH
-------------------------------------------------------------------------------
PORTFOLIO
---------

The name of the Portfolio will change on or about November 13, 2006 to AST International Growth Portfolio. Effective on or about November 13, 2006, all references to AST William Blair International Growth Portfolio are replaced by references to AST International Growth Portfolio.

    EFFECTIVE ON OR ABOUT NOVEMBER 17, 2006, MARSICO CAPITAL MANAGEMENT LLC ("MARSICO") WILL JOIN WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") AS A SUB-ADVISOR TO THE AST INTERNATIONAL GROWTH PORTFOLIO.

To reflect the addition of Marsico as a subadvisor, the indicated sections of the Prospectus are revised effective on or about November 17, 2006:

The section of the Prospectus entitled "Risk/Return Summary--Principal Investment Strategies" is hereby revised by deleting the discussion pertaining to the AST International Growth Portfolio and substituting the following:

              The AST INTERNATIONAL GROWTH PORTFOLIO will invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.
         The Portfolio normally invests primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

              The Portfolio invests primarily in companies selected for their growth potential. The Sub-advisors generally take a "bottom up" approach to choosing investments for the Portfolio. In other words, the Sub-advisors seek to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure.

              The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The section of the Prospectus entitled "Investment Objectives and Policies--AST International Growth Portfolio" is hereby revised by deleting the discussion pertaining to AST International Growth Portfolio and substituting the following:

      INVESTMENT OBJECTIVE: THE INVESTMENT OBJECTIVE OF THE PORTFOLIO IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

      PRINCIPAL INVESTMENT POLICIES AND RISKS:

         The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of issuers that are economically tied to countries other than the United States. The 80% investment requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its objective primarily through investments in equity securities of issuers located outside the United States. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         Under normal circumstances, the Portfolio primarily invests in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio invests primarily in companies selected for their growth potential. William Blair generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, William Blair seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large, regardless of where the companies are organized or where they primarily conduct business. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined allocation among countries, geographic regions or industry sectors, or other similar selection procedure. Current income is not a significant factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

         Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

         As with any fund investing primarily in equity securities, the fundamental risk associated with the Portfolio is the risk that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. As a fund that invests primarily in the securities of foreign issuers, the risk associated with the Portfolio may be greater than a fund investing primarily in domestic securities. For a further discussion of the risks involved in investing in foreign securities, see this Prospectus under "Certain Risk Factors and Investment Methods." In addition, the Portfolio may invest to some degree in smaller or newer issuers, which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

      SPECIAL SITUATIONS. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Sub-advisor, the securities of a particular issuer will be recognized and increase in value due to a specific development with respect to that issuer. Developments creating a special situation might include a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

      OTHER INVESTMENTS:

      The Portfolio may invest to a lesser degree in debt securities, including bonds rated below investment grade ("junk" bonds), mortgage and asset-backed securities and zero coupon, pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

      The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to increase income. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

      INDEX/STRUCTURED SECURITIES. The Portfolio may invest in indexed/structured securities, which typically are short-to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

      For more information on the types of securities and instruments in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

      TEMPORARY INVESTMENTS. When a Sub-advisor believes that market conditions are not favorable for profitable investing or when the Sub-advisor is otherwise unable to locate favorable investment opportunities, the Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. The Portfolio's cash and similar investments may include high-grade commercial paper, certificates of deposit, repurchase agreements and money market funds managed by the Sub-advisor. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

This Portfolio is co-managed by William Blair and Marsico. William Blair is responsible for managing approximately 90% of the Portfolio, and Marsico is responsible for managing approximately 10% of the Portfolio.

    The section of the Prospectus entitled "Management of the Trust--Investment Managers and Portfolio Managers--Sub-advisors" is amended by deleting the information pertaining to William Blair and substituting the following:

              WILLIAM BLAIR & COMPANY, L.L.C. ("William Blair"), located at 222 West Adams Street, Chicago, Illinois 60606, serves as Sub-advisor to a portion of the AST INTERNATIONAL GROWTH PORTFOLIO and for a portion of the AST ADVANCED STRATEGIES PORTFOLIO. Since its founding in 1935, the firm has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets.

              W. George Greig is responsible for the day-to-day management of the William Blair portion of the AST INTERNATIONAL GROWTH PORTFOLIO and for the portion of the AST ADVANCED STRATEGIES PORTFOLIO sub-advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management.
         Education: B.S., Massachusetts Institute of Technology; M.B.A.,
         Wharton School of the University of Pennsylvania.

The section of the Prospectus entitled "Management of the Trust--Investment Managers and Portfolio Managers--Sub-advisors" is amended by deleting the information pertaining to Marsico and substituting the following:

              MARSICO CAPITAL MANAGEMENT, LLC ("MCM"), located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as Sub-advisor to the AST MARSICO CAPITAL GROWTH PORTFOLIO and to portions of the AST ADVANCED STRATEGIES PORTFOLIO and the AST INTERNATIONAL GROWTH PORTFOLIO. MCM was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. MCM provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM.

              James G. Gendelman is the portfolio manager for the segment of the Portfolio managed by MCM. Prior to joining MCM in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

VII. NEW PORTFOLIO MANAGERS: AST ASSET ALLOCATION PORTFOLIOS
------------------------------------------------------------

Effective on or about September 15, 2006, Ted Lockwood and Michael A. Lenarcic, Ph.D. are portfolio managers for the following Portfolios:

               o   AST Global Allocation Portfolio
               o   AST Aggressive Asset Allocation Portfolio
               o   AST Capital Growth Asset Allocation Portfolio
               o   AST Balanced Asset Allocation Portfolio
               o   AST Conservative Asset Allocation Portfolio
               o   AST Preservation Asset Allocation Portfolio

    To reflect this change, the section of the Prospectus entitled "Management of the Trust--Investment Managers and Portfolio Managers--Sub-advisors" is hereby supplemented on or about September 15, 2006 by deleting the discussion pertaining to Prudential Investments LLC and substituting the following:

              Prudential Investments LLC ("PI") directly manages the assets of the AST GLOBAL ALLOCATION PORTFOLIO (the "GLOBAL ALLOCATION PORTFOLIO"), the AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO, the AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO, the AST BALANCED ASSET ALLOCATION PORTFOLIO, the AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO and the AST PRESERVATION ASSET ALLOCATION PORTFOLIO (collectively, the "DYNAMIC ASSET ALLOCATION PORTFOLIOS") and a portion of the assets of the AST ADVANCED STRATEGIES PORTFOLIO. PI is located at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. The portfolios are managed by PI's Strategic Investment Research Group ("SIRG"). As of December 31, 2005, PI had approximately $94.9 billion in assets under management.

              Christopher D. Piros is primarily responsible for the day-to-day management of the AST Advanced Strategies Portfolio. His background is discussed below.

              PI uses a team to manage the Global Allocation Portfolio and each of the Dynamic Asset Allocation Portfolios (the "Portfolios"). The portfolio managers of the Asset Allocation Team with overall responsibility for determining the asset allocation strategy of the Portfolios are listed below.

              Christopher D. Piros, Ph.D., CFA, a member of the Asset Allocation Team, has overall responsibility for the management of the Portfolios. Dr. Piros also directs SIRG's capital market, investment strategy, and economic research. Prior to joining Prudential, he was a Senior Vice President and Portfolio Manager with MFS Investment Management (1989-2000) and an Executive-in-Residence at the Boston University School of Management (2001-2002). He has also served on the finance faculty of Duke University's Fuqua School of Business. He is a graduate of Northwestern University and holds a Ph.D. in Economics from Harvard University.

              Michael Lenarcic, PhD, is a member of the Asset Allocation Team. In addition to serving as a portfolio manager for the Portfolios, Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a vice president at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

              Ted Lockwood is a member of the Asset Allocation Team. In addition to serving as a portfolio manager for the Portfolios, Ted is a Managing Director of QMA.

         Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

              James G. Russell, CIMA, CFA, is head of the Investment Research Team. In addition to serving as a portfolio manager for the Portfolios, Mr. Russell has overall responsibility for PI's investment research efforts. Prior to joining Prudential Investments in 2000, Mr. Russell managed the asset management and asset allocation businesses at Diversified Investment Advisors, a $60 billion institutional asset management firm, and managed a division of Evaluation Associates Incorporated, a national investment management consulting organization. He is a graduate of Colgate University.

         The SAI provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and each portfolio manager's ownership of Trust securities.

VIII. FEES AND EXPENSES OF THE PORTFOLIOS
-----------------------------------------

The section of the Prospectus entitled "Fees And Expenses Of The Portfolios" is hereby revised by deleting footnote (3) to the table titled "Annual Fund Operating Expenses" and substituting new footnote (3) as set forth below:

         (3) Effective as of July 1, 2006, Prudential Investments LLC and American Skandia Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

------------------------------------------------------------------------------------
PORTFOLIO                                      FEE WAIVER AND/OR EXPENSE LIMITATION
------------------------------------------------------------------------------------
AST AllianceBernstein Core Value               Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income          Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500        Limit Portfolio expenses to 0.80%
------------------------------------------------------------------------------------
AST American Century Income & Growth           Limit Portfolio expenses to. 1.25%
------------------------------------------------------------------------------------
AST American Century Strategic Balanced        Limit Portfolio expenses to. 1.25%
------------------------------------------------------------------------------------
AST Cohen & Steers Realty                      Limit Portfolio expenses to 1.45%
------------------------------------------------------------------------------------
AST DeAM Large-Cap Value                       Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------
AST DeAM Small-Cap Value                       Limit Portfolio expenses to 1.14%
------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth                      Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST Federated Aggressive Growth                Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST Global Allocation                          Limit Portfolio expenses to 0.35%
------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth          Limit Portfolio expenses to 0.86%
------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth               Limit Portfolio expenses to 1.12%
------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value              Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST High Yield                                 Limit Portfolio expenses to 0.88%
------------------------------------------------------------------------------------
AST JPMorgan International Equity              Limit Portfolio expenses to 1.01%
------------------------------------------------------------------------------------
AST LSV International Value                    Limit Portfolio expenses to 1.50%
------------------------------------------------------------------------------------
AST Large-Cap Value                            Limit Portfolio expenses to 1.20%
------------------------------------------------------------------------------------
AST Lord-Abbett Bond Debenture                 Limit Portfolio expenses to 0.88%
------------------------------------------------------------------------------------
AST MFS Global Equity                          Limit Portfolio expenses to 1.18%
------------------------------------------------------------------------------------
AST MFS Growth                                 Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST Marsico Capital Growth                     Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST Mid-Cap Value                              Limit Portfolio expenses to 1.45%
------------------------------------------------------------------------------------
AST Money Market                               Limit Portfolio expenses to 0.56%
------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth            Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
PORTFOLIO                                      FEE WAIVER AND/OR EXPENSE LIMITATION
------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value             Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------
AST PIMCO Total Return Bond                    Contractually limit Portfolio
                                               expenses to 1.05%
------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond                Limit Portfolio expenses to 1.05%
------------------------------------------------------------------------------------
AST Small-Cap Growth                           Limit Portfolio expenses to 1.07%
------------------------------------------------------------------------------------
AST Small-Cap Value                            Limit Portfolio expenses to 1.30%
------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation             Limit Portfolio expenses to 1.25%
------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond                  Limit Portfolio expenses to 1.75%
------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth             Limit Portfolio expenses to 1.45%
------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources            Limit Portfolio expenses to 1.35%
------------------------------------------------------------------------------------
AST William Blair International Growth         Limit Portfolio expenses to 1.75%
------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio      Limit Portfolio expenses to 0.20%
------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation            Limit Portfolio expenses to 0.20%
Portfolio
------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio        Limit Portfolio expenses to 0.20%
------------------------------------------------------------------------------------
AST Conservative Asset Allocation              Limit Portfolio expenses to 0.20%
Portfolio
------------------------------------------------------------------------------------
AST Preservation Asset Allocation              Limit Portfolio expenses to 0.20%
Portfolio
------------------------------------------------------------------------------------

                  This page has been intentionally left blank.

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2006
                        SUPPLEMENT DATED AUGUST 14, 2006

SUPPLEMENT DATED AUGUST 14, 2006 TO THE MAY 1, 2006 PROSPECTUSES FOR THE FOLLOWING ANNUITY PRODUCTS: AMERICAN SKANDIA ADVISOR PLAN III, AMERICAN SKANDIA APEX(R) II, AMERICAN SKANDIA XTRA CREDIT SIX, AMERICAN SKANDIA LIFEVEST(R) II, ADVISORS CHOICE(R)(2000), OPTIMUM, OPTIMUM FOUR AND OPTIMUM PLUS, AS PREVIOUSLY SUPPLEMENTED (THE "PROSPECTUSES").

THIS SUPPLEMENT SHOULD BE READ AND RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR ANNUITY CONTRACT ISSUED BY AMERICAN SKANDIA LIFE ASSURANCE CORPORATION ("AMERICAN SKANDIA"). THIS SUPPLEMENT IS INTENDED TO UPDATE CERTAIN INFORMATION IN THE PROSPECTUS FOR THE VARIABLE ANNUITY YOU OWN, AND IS NOT INTENDED TO BE A PROSPECTUS OR OFFER FOR ANY OTHER VARIABLE ANNUITY LISTED HERE THAT YOU DO NOT OWN. IF YOU WOULD LIKE ANOTHER COPY OF THE CURRENT PROSPECTUS, PLEASE CONTACT AMERICAN SKANDIA AT 1-800-752-6342.

We are issuing this supplement to each Prospectus in order to: (1) describe certain changes regarding the step-up feature of the Lifetime Five Income Benefit and the Spousal Lifetime Five Income Benefit; (2) reflect a change to the non-fundamental investment policies of one American Skandia Trust ("AST") portfolio; (3) reflect the removal of a sub-advisor for one AST portfolio and the addition of sub-advisors for two AST Portfolios; and (4) modify the disclosure concerning certain payment arrangements. All of these changes apply to each Prospectus and will be effective on or about August 14, 2006, unless specifically stated otherwise.

1. ADMINISTRATIVE CHANGES TO CERTAIN OPTIONAL BENEFITS
------------------------------------------------------

LIFETIME FIVE INCOME BENEFIT
----------------------------

The following prospectus revisions reflect, for elections of this benefit on or after March 20, 2006, a reduced waiting period (i.e. from 3 years to 1 year) for the step-up of certain values associated with the Lifetime Five Income Benefit and a change to the threshold requirement associated with the Auto Step-Up feature of the benefit:

A. In the section of each Prospectus entitled "LIVING BENEFIT PROGRAMS", sub-section "LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)", under the heading "KEY FEATURE - PROTECTED WITHDRAWAL VALUE" the following replaces the second and third paragraphs:

        You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

If you elected the Lifetime Five program on or after March 20, 2006:

    o you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five program

    o the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:

    o you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program

    o the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up

    In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

        An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:

    o the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up

    o your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount

    o if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

    o once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:

    o the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up

    o your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more

    o if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs

    o once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

         In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

B. "EXAMPLE 3. STEP-UP OF THE PROTECTED WITHDRAWAL VALUE" under the "LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)" section of each Prospectus is replaced with the following hypothetical example. In addition, in the assumptions that precede the examples, we delete item 5, which states that "the Account Value on February 1, 2010 is equal to $280,000".

Example 3. Step-up of the Protected Withdrawal Value

If the Annual Income Amount ($13,250) is withdrawn each year starting on March 1, 2006 for a period of 3 years, the Protected Withdrawal Value on February 1, 2012 would be reduced to $225,250 {$265,000 - ($13,250 x 3)}. If a step-up is elected on February 1, 2012, and the Account Value on February 1, 2012 is $280,000, then the following values would result:

o  Protected Withdrawal Value = Account Value on February 1, 2012 = $280,000

o Annual Income Amount is equal to the greater of the current Annual Income Amount or 5% of the stepped up Protected Withdrawal Value. Current Annual Income Amount is $13,250. 5% of the stepped up Protected Withdrawal Value is 5% of $280,000, which is $14,000. Therefore, the Annual Income Amount is increased to $14,000.

o Annual Withdrawal Amount is equal to the greater of the current Annual Withdrawal Amount or 7% of the stepped up Protected Withdrawal Value. Current Annual Withdrawal Amount is $18,550. 7% of the stepped-up Protected Withdrawal Value is 7% of $280,000, which is $19,600. Therefore the Annual Withdrawal Amount is increased to $19,600.

o Because the Issue Date and Effective Date of Lifetime Five for this example is prior to March 20, 2006, if the step-up request on February 1, 2012 was due to the election of the auto step-up feature, we would first check to see if an auto step-up should occur by checking to see if 5% of the Account Value exceeds the Annual Income Amount by 5% or more. 5% of the Account Value is equal to 5% of $280,000, which is $14,000. 5% of the Annual Income Amount ($13,250) is $662.50, which added to the Annual Income

Amount is $13,912.50. Since 5% of the Account Value is greater than $13,912.50, the step-up would still occur in this scenario, and all of the values would be increased as indicated above. Had the Issue Date and Effective Date of the Lifetime Five benefit been on or after March 20, 2006, the step-up would still occur because 5% of the Account Value is greater than the Annual Income Amount.

SPOUSAL LIFETIME FIVE INCOME BENEFIT
------------------------------------

The following prospectus revisions reflect a reduced waiting period (i.e. from 3 years to 1 year) for the step-up of the Annual Income Amount and a change to the threshold requirement associated with the Auto Step-Up feature:

A. In the section of each Prospectus entitled "LIVING BENEFIT PROGRAMS", sub-section "SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)", under the heading "KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT" the following replaces the second and third paragraphs:

    You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1st anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1st anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

    An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

B. "EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT" under the "SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)" section of each Prospectus is replaced with the following:

Example 3. Step-up of the Annual Income Amount

If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

2.       INVESTMENT POLICY CHANGE
         ------------------------

As a result of an investment policy change to the AST Goldman Sachs Small-Cap Value Portfolio, effective August 25, 2006, the chart in the Prospectus in the section entitled "INVESTMENT OPTIONS/WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?" is revised as follows:

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PORTFOLIO
 STYLE/                                 INVESTMENT OBJECTIVES/POLICIES                                              ADVISOR/
  TYPE                                                                                                            SUB-ADVISOR
-----------------------------------------------------------------------------------------------------------------------------------
            AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO: seeks long-term capital appreciation. The             Goldman Sachs Asset
            Portfolio will seek its objective through investments primarily in equity securities that are      Management, L.P.
            believed to be undervalued in the marketplace. The Portfolio primarily seeks companies that are small-sized, based on the value of their outstanding stock. The Portfolio will have a non-
SMALL CAP   fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets
  VALUE     in small capitalization companies. The 80% investment requirement applies at the time the
            Portfolio invests its assets. The Portfolio generally defines small capitalization companies as stocks of companies with market capitalizations that are within the range of the Russell 2000
            Value Index at the time of purchase.
-----------------------------------------------------------------------------------------------------------------------------------

3.       SUB-ADVISOR CHANGES/ADDITIONS
         -----------------------------

     a. Effective June 16, 2006, Goldman Sachs Asset Management, L.P. (GSAM) is no longer a sub-advisor of the AST High Yield Portfolio. To reflect this change, the chart in the Prospectus in the section entitled "INVESTMENT OPTIONS/WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?" GSAM is deleted from the column entitled "Portfolio Advisor/Sub-Advisor" for the Portfolio.

     b. Effective on or about November 13, 2006, Marsico Capital Management, LLC (Marsico) will be added as a sub-advisor to the AST William Blair International Growth Portfolio and the name of the Portfolio will be changed to the "AST International Growth Portfolio". As a result, the chart in the Prospectus in the section entitled "INVESTMENT OPTIONS/WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?" is revised to reflect these changes.

     c. Effective on or about November 13, 2006, Thornburg Investment Management, Inc. (Thornburg) will be added as a sub-advisor to the AST LSV International Value Portfolio and the name of the Portfolio will be changed to the "AST International Value Portfolio". As a result, the chart in the Prospectus in the section entitled "INVESTMENT OPTIONS/WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?" is revised to reflect these changes.

4.       SERVICE FEES
         ------------

In the section of each Prospectus entitled "General Information", sub-section "WHAT IS THE STRUCTURE OF THE UNDERLYING FUNDS?", under the heading "SERVICE FEES PAYABLE TO AMERICAN SKANDIA," we replace the second paragraph that begins "[I]n addition, the investment adviser, sub-adviser or distributor . . ." with the following:

In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

                                TABLE OF CONTENTS

                             AMERICAN SKANDIA TRUST

o    LETTER TO CONTRACT HOLDERS

o    PORTFOLIO COMPOSITION

o    FEES AND EXPENSES TABLE

o    FINANCIAL REPORT
     A1 Financial Statements
     B1 Schedule of Investments
     C1 Notes to Financial Statements
     D1 Financial Highlights

o    APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

                  This page has been intentionally left blank.

                                                 AMERICAN
                                                 SKANDIA
                                                 ------------------------------
July 31, 2006                                    A Prudential Financial Company

Dear Contract Holder:

Because your success is important to us, we hope this semiannual report for the American Skandia Trust serves as both an informative and useful resource.

With the first half of the year complete, we continue to emphasize that a diversified portfolio is a prudent way to make the best of developing investment opportunities. A portfolio utilizing a diversified asset allocation strategy helps manage risk because it is not exposed to a particular asset class. In addition, it provides an opportunity to better position your investments as asset classes rotate in and out of favor. With the current volatility of today's stock market, this concept is more important than ever.

When creating your diversified investment strategy, speak with your investment professional to develop a plan that takes into account your reasons for investing, as well as your personal investment horizons and tolerance for risk. By carefully choosing a wide variety of assets and reviewing them periodically over time, you can enhance your focus on meeting your long-term objectives.

As always, we at Prudential are committed to meeting your current and future needs by providing financial solutions that are designed to help you grow and protect your wealth. We thank you for your confidence in our products.

Sincerely,

/s/ David R. Odenath

David R. Odenath, Jr.
President,
American Skandia Trust

                  This page has been intentionally left blank.

  American Skandia Trust Presentation of Portfolio Holdings as of June 30, 2006
  -----------------------------------------------------------------------------
                                   (Unaudited)
                                   -----------

-------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Total SA                                          4.2%
HSBC Holdings PLC                                 3.4%
Eni SpA                                           3.2%
GlaxoSmithKline PLC                               2.6%
UBS AG                                            2.4%
=======================================================

-------------------------------------------------------
AST MFS GLOBAL EQUITY
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Reckitt Benckiser PLC                             3.3%
Nestle SA                                         3.3%
Johnson & Johnson                                 3.1%
American Express Co.                              2.2%
Roche Holding AG                                  2.2%
=======================================================

-------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Central European Media Enterprises Ltd.
(Class A Stock)                                   3.6%
EGL, Inc.                                         3.1%
CSR PLC                                           2.7%
Ryder System, Inc.                                2.3%
MEMC Electronic Materials, Inc.                   2.1%
=======================================================

-------------------------------------------------------
AST DeAM SMALL-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
FirstFed Financial Corp.                          1.6%
Southwest Gas Corp.                               1.6%
Corus Bankshares, Inc.                            1.5%
Group 1 Automotive, Inc.                          1.5%
Sterling Financial Corp.                          1.4%
=======================================================

-------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
TXU Corp.                                         2.9%
Denbury Resources, Inc.                           2.8%
Canadian Natural Resources Ltd.                   2.6%
Terex Corp.                                       2.6%
Arch Coal, Inc.                                   2.4%
=======================================================

-------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
General Electric Co.                              5.0%
American Tower Corp.,                             3.1%
Yahoo!, Inc.                                      2.9%
Microsoft Corp.                                   2.9%
State Street Corp.                                2.6%
=======================================================

-------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Freddie Mac                                       6.3%
McGraw-Hill Cos., Inc.                            5.7%
First Data Corp.                                  5.5%
Schlumberger Ltd.                                 4.5%
PepsiCo, Inc.                                     4.1%
=======================================================

-------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 5.9%
Citigroup, Inc.                                   4.4%
Bank of America Corp.                             3.6%
Pfizer, Inc.                                      2.9%
J.P. Morgan Chase & Co.                           2.8%
=======================================================

-------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 4.8%
Chevron Texaco Corp.                              4.5%
International Business Machines Corp.             3.6%
Citigroup, Inc.                                   3.5%
Bank of America Corp.                             3.4%
=======================================================

-------------------------------------------------------
AST WILLIAM BLAIR INTERNATIONAL GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Roche Holding AG                                  3.6%
BG Group PLC                                      3.1%
L'Oreal SA                                        3.0%
Mitsubishi UFJ Financial    Group, Inc.           2.9%
UBS AG                                            2.7%
=======================================================

-------------------------------------------------------
AST SMALL-CAP GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
TETRA Technologies, Inc.                          2.7%
Bucyrus International, Inc.                       2.5%
Aleris International, Inc.                        2.3%
Waste Connections, Inc.                           1.8%
Unit Corp.                                        1.6%
=======================================================

AST GOLDMAN SACHS SMALL-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Range Resources Corp.                             1.5%
Accredited Home Lenders Holding Co.               1.3%
Wabash National Corp.                             1.3%
Anixter International, Inc.                       1.2%
PFF Bancorp, Inc.                                 1.1%
=======================================================

-------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Rockwell Automation, Inc.                         2.4%
Linear Technology Corp.                           2.2%
Fortune Brands, Inc.                              2.2%
Alliance Data Systems Corp.                       2.1%
Smith International, Inc.                         2.1%
=======================================================

-------------------------------------------------------
AST MID-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Darden Restaurants, Inc.                          3.1%
Flextronics International Ltd.                    2.2%
VF Corp.                                          2.2%
Hormel Foods Corp.                                2.1%
Idacorp, Inc.                                     2.1%
=======================================================

-------------------------------------------------------
AST MFS GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Cisco Systems, Inc.                               2.9%
General Electric Co.                              2.9%
Google, Inc.                                      2.7%
First Data Corp.                                  2.5%
Procter & Gamble Co.                              2.3%
=======================================================

-------------------------------------------------------
AST DeAM LARGE-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 5.2%
Pfizer, Inc.                                      3.8%
Bank of America Corp.                             3.3%
Wells Fargo & Co.                                 3.1%
Verizon Communications, Inc.                      2.9%
=======================================================

-------------------------------------------------------
AST COHEN & STEERS REALTY
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Vornado Realty Trust, REIT                        6.1%
Equity Office Properties Trust, REIT              5.7%
Boston Properties, Inc., REIT                     5.5%
Equity Residential Properties Trust, REIT         5.3%
Avalonbay Communities, Inc., REIT                 5.2%
=======================================================

-------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Citigroup, Inc.                                   4.7%
American International Group, Inc.                4.0%
Time Warner, Inc.                                 3.9%
JP Morgan Chase & Co.                             3.8%
Home Depot, Inc.                                  3.5%
=======================================================

-------------------------------------------------------
AST LSV INTERNATIONAL VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Royal Dutch Shell PLC                             2.1%
Credit Suisse Group                               1.7%
BNP Paribas SA                                    1.6%
BP PLC                                            1.6%
Banco Santander Central Hispano SA                1.4%
=======================================================

-------------------------------------------------------
AST DeAM SMALL-CAP GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Wabtec Corp.                                      1.1%
Itron, Inc.                                       1.1%
Chaparral Steel Co.                               1.1%
Grey Wolf, Inc.                                   1.1%
Comstock Resources, Inc.                          1.1%
=======================================================

-------------------------------------------------------
AST SMALL-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
CommScope, Inc.                                   0.7%
iShares Russell 2000 Value Index Fund             0.7%
Kaydon Corp.                                      0.6%
General Cable Corp.                               0.6%
Valor Communications Group, Inc.                  0.5%
=======================================================

-------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
NII Holdings, Inc.                                2.3%
Celgene Corp.                                     2.0%
Cognizant Technology Solutions Corp.              2.0%
Alliance Data Systems Corp.                       1.9%
Chicago Mercantile Exchange Holdings, Inc.        1.7%
=======================================================

-------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Schlumberger Ltd.                                 3.3%
Royal Dutch Shell PLC, ADR                        2.9%
Cooper Cameron Corp.                              2.8%
Baker Hughes, Inc.                                2.8%
Exxon Mobil Corp.                                 2.7%
=======================================================

-------------------------------------------------------
AST MARSICO CAPITAL GROWTH
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Genentech, Inc.                                   5.1%
UnitedHealth Group, Inc.                          5.1%
FedEx Corp.                                       3.7%
UBS AG                                            3.7%
Burlington North Santa Fe Corp.                   3.4%
=======================================================

-------------------------------------------------------
AST LARGE-CAP VALUE
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Altria Group, Inc.                                3.8%
Bank of America Corp.                             3.3%
ConocoPhillips                                    3.3%
Exxon Mobil Corp.                                 2.6%
Citigroup, Inc.                                   2.5%
=======================================================

-------------------------------------------------------
AST ALLIANCEBERNSTEIN MANAGED INDEX 500
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 4.0%
General Electric Co.                              3.9%
Citigroup, Inc.                                   2.9%
Bank of America Corp.                             2.9%
Procter & Gamble Co.                              2.4%
=======================================================

-------------------------------------------------------
AST GLOBAL ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST PIMCO Total Return Bond Portfolio             26.3%
AST Large-Cap Value Portfolio                     13.8%
AST Marsico Capital Growth Portfolio              10.7%
AST T. Rowe Price Large-Cap Growth Portfolio      10.4%
AST William Blair International
Growth Portfolio                                   8.3%
-------------------------------------------------------

  American Skandia Trust Presentation of Portfolio Holdings as of June 30, 2006
  -----------------------------------------------------------------------------
                                   (Unaudited)
                                   -----------

-------------------------------------------------------
AST AMERICAN CENTURY STRATEGIC BALANCED
-------------------------------------------------------
Five Largest Holdings/Issues          (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 2.8%
FNMA, 6.00%, 07/15/34                             2.1%
Citigroup, Inc.                                   2.0%
ChevronTexaco Corp.                               1.7%
U.S. Treasury Bonds, 8.125%, 08/15/21             1.7%
=======================================================

-------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE
-------------------------------------------------------
Five Largest Holdings/Issues          (% of Net Assets)
-------------------------------------------------------
General Motors Acceptance Corp., Notes            1.8%
FNMA, 6.50%, 05/01/36                             1.7%
El Paso Corp., Sr. Notes                          1.5%
FNMA, 6.50%, 05/01/35                             1.4%
Cincinnati Bell, Inc., Sr. Sub. Notes             1.2%
=======================================================

-------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Exxon Mobil Corp.                                 1.8%
General Electric Co.                              1.7%
Citigroup, Inc.                                   1.1%
J.P. Morgan Chase & Co.                           1.1%
Microsoft Corp.                                   1.0%
=======================================================

-------------------------------------------------------
AST BALANCED ASSET ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST PIMCO Total Return Bond Portfolio             22.4%
AST Large-Cap Value Portfolio                     14.7%
AST T. Rowe Price Large-Cap Growth Portfolio      11.4%
AST Marsico Capital Growth Portfolio              11.3%
AST William Blair International
Growth Portfolio                                   9.0%
=======================================================

-------------------------------------------------------
AST ADVANCED STRATEGIES
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
FNMA, 5.50%, TBA                                  4.1%
U.S. Inflation Index Bonds, 1.875%, 07/15/15      3.6%
iShares MSCI EAFE Index Fund                      1.4%
Government National Mortgage Assoc., 6.00%,
TBA                                               1.4%
FNMA, 5.50%, TBA                                  1.2%
=======================================================

-------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND
-------------------------------------------------------
Five Largest Issues                   (% of Net Assets)
-------------------------------------------------------
Japan-28 (5 Year Issue) Bonds, 0.50%, 06/20/08    4.2%
French Government Bonds, 5.50%, 04/25/29          3.4%
Japanese Government Bonds, 1.40%, 03/21/11        2.9%
Government of France Bonds, 5.25%, 04/25/08       2.6%
Mexican Government Bonds, 9.00%, 12/22/11         1.8%
=======================================================

-------------------------------------------------------
AST PIMCO TOTAL RETURN BOND
-------------------------------------------------------
Five Largest Issues                   (% of Net Assets)
-------------------------------------------------------
FNMA, 5.00%, 07/13/36                             4.7%
FNMA, 5.50%, 07/13/36                             3.4%
FNMA, 5.50%, 11/01/34                             2.4%
FNMA, 5.50%, 01/01/35                             2.3%
Wells Fargo Mortgage Backed Securities, 4.95%,
03/25/36                                          1.3%
=======================================================

-------------------------------------------------------
AST CONSERVATIVE ASSET ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST PIMCO Total Return Bond Portfolio             29.9%
AST Large-Cap Value Portfolio                     12.9%
AST Marsico Capital Growth Portfolio              9.8%
AST T. Rowe Price Large-Cap Growth Portfolio      9.8%
AST William Blair International
Growth Portfolio                                  7.9%
=======================================================

-------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST Large-Cap Value Portfolio                     18.3%
AST Marsico Capital Growth Portfolio              14.0%
AST T. Rowe Price Large-Cap Growth Portfolio      13.9%
AST PIMCO Total Return Bond Portfolio             11.5%
AST William Blair International
Growth Portfolio                                  11.0%
=======================================================

-------------------------------------------------------
AST FIRST TRUST BALANCED TARGET
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
General Motors Corp.                              1.4%
Schlumberger Ltd.                                 1.2%
Compass Group PLC                                 1.2%
BT Group PLC                                      1.2%
Marathon Oil Corp.                                1.1%
=======================================================

-------------------------------------------------------
AST HIGH YIELD BOND PORTFOLIO
-------------------------------------------------------
Five Largest Issues                   (% of Net Assets)
-------------------------------------------------------
TRAINS HY-1-2006, 7.548%, 05/01/16                 8.1%
General Motors Acceptance Corp., Notes, 7.00%,
02/01/12                                           1.4%
Ford Motor Credit Co., Notes, 7.875%, 06/15/10     1.2%
Ray Acquisition SCA, Sr. Sub. Notes, 9.375%,
03/15/15                                           1.1%
Qwest Corp., Debs., 7.50%, 06/15/23                1.1%
=======================================================

-------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND
-------------------------------------------------------
Five Largest Holdings/Issues          (% of Net Assets)
-------------------------------------------------------
U.S. Treasury Notes, 4.625%, 02/29/08              4.8%
FNMA, 5.00%, 07/18/21                              3.5%
FNMA, 5.50%, 10/01/35                              2.6%
FNMA, 5.11%, 09/07/06                              1.9%
FNMA, 4.25%, 07/30/09                              1.6%
=======================================================

-------------------------------------------------------
AST PRESERVATION ASSET MANAGEMENT
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST PIMCO Total Return Bond Portfolio             44.5%
AST Large-Cap Value Portfolio                      8.1%
AST Marsico Capital Growth Portfolio               6.5%
AST T. Rowe Price Large-Cap Growth Portfolio       6.4%
AST William Blair International
Growth Portfolio                                   5.1%
=======================================================

-------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
AST Large-Cap Value Portfolio                     21.0%
AST Marsico Capital Growth Portfolio              16.2%
AST T. Rowe Price Large-Cap Growth Portfolio      15.9%
AST William Blair International
Growth Portfolio                                  12.7%
AST LSV International Value Portfolio             12.4%
=======================================================

-------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET
-------------------------------------------------------
Five Largest Holdings                 (% of Net Assets)
-------------------------------------------------------
Nvidia Corp.                                      2.1%
SanDisk Corp.                                     2.1%
Apple Computer, Inc.                              2.0%
Express Scripts, Inc.                             2.0%
General Motors Corp.                              1.8%
-------------------------------------------------------

For a complete listing of holdings, refer to the Schedule of Investments section of this report.
Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

                          FEES AND EXPENSES (UNAUDITED)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ANNUALIZED
                                                         BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                               VALUE              VALUE           BASED ON THE      DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                         JANUARY 1, 2006     JUNE 30, 2006     SIX-MONTH PERIOD    MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,100.50            1.04%              $5.42
AST JP MORGAN INTERNATIONAL EQUITY
                                         Hypothetical        $1,000.00          $1,019.64            1.04%              $5.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,052.60            1.04%              $5.29
AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                         Hypothetical        $1,000.00          $1,019.64            1.04%              $5.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,107.50            1.16%              $6.06
AST LSV INTERNATIONAL VALUE
                                         Hypothetical        $1,000.00          $1,019.04            1.16%              $5.81
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,091.50            1.26%              $6.53
AST MFS GLOBAL EQUITY
                                         Hypothetical        $1,000.00          $1,018.55            1.26%              $6.31
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,056.70            1.10%              $5.61
AST SMALL-CAP GROWTH
                                         Hypothetical        $1,000.00          $1,019.34            1.10%              $5.51
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,028.60            1.05%              $5.28
AST DeAM SMALL-CAP GROWTH
                                         Hypothetical        $1,000.00          $1,019.59            1.05%              $5.26
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,065.20            1.09%              $5.58
AST FEDERATED AGGRESSIVE GROWTH
                                         Hypothetical        $1,000.00          $1,019.39            1.09%              $5.46
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ANNUALIZED
                                                         BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                               VALUE              VALUE           BASED ON THE      DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                         JANUARY 1, 2006     JUNE 30, 2006     SIX-MONTH PERIOD    MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,059.50            1.14%              $5.82
AST GOLDMAN SACHS SMALL-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.14            1.14%              $5.71
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,095.30            1.03%              $5.35
AST SMALL-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.69            1.03%              $5.16
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,086.30            1.03%              $5.33
AST DeAM SMALL-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.69            1.03%              $5.16
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  991.30            1.13%              $5.58
AST GOLDMAN SACHS MID-CAP GROWTH
                                         Hypothetical        $1,000.00          $1,019.19            1.13%              $5.66
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,058.80            0.98%              $5.00
AST NEUBERGER BERMAN MID-CAP GROWTH
                                         Hypothetical        $1,000.00          $1,019.93            0.98%              $4.91
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,016.60            1.01%              $5.05
AST NEUBERGER BERMAN MID-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.79            1.01%              $5.06
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,052.70            1.16%              $5.90
AST MID-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.04            1.16%              $5.81
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,127.10            1.04%              $5.49
AST T. ROWE PRICE NATURAL RESOURCES
                                         Hypothetical        $1,000.00          $1,019.64            1.04%              $5.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  963.00            1.03%              $5.01
AST T. ROWE PRICE LARGE-CAP GROWTH
                                         Hypothetical        $1,000.00          $1,019.69            1.03%              $5.16
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  996.50            1.02%              $5.05
AST MFS GROWTH
                                         Hypothetical        $1,000.00          $1,019.74            1.02%              $5.11
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  993.70            1.00%              $4.94
AST MARSICO CAPITAL GROWTH
                                         Hypothetical        $1,000.00          $1,019.84            1.00%              $5.01
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  989.70            0.98%              $4.83
AST GOLDMAN SACHS CONCENTRATED GROWTH
                                         Hypothetical        $1,000.00          $1,019.93            0.98%              $4.91
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,072.70            1.02%              $5.24
AST DeAM LARGE-CAP VALUE
                                         Hypothetical        $1,000.00          $1,019.74            1.02%              $5.11
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,040.00            0.87%              $4.40
AST LARGE-CAP VALUE
                                         Hypothetical        $1,000.00          $1,020.48            0.87%              $4.36
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,050.80            0.91%              $4.63
AST ALLIANCEBERSTEIN CORE VALUE
                                         Hypothetical        $1,000.00          $1,020.28            0.91%              $4.56
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,143.30            1.15%              $6.11
AST COHEN & STEERS REALTY
                                         Hypothetical        $1,000.00          $1,019.09            1.15%              $5.76
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  995.50            0.75%              $3.71
AST ALLIANCEBERSTEIN MANAGED INDEX 500
                                         Hypothetical        $1,000.00          $1,021.08            0.75%              $3.76
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ANNUALIZED
                                                         BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                               VALUE              VALUE           BASED ON THE      DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                         JANUARY 1, 2006     JUNE 30, 2006     SIX-MONTH PERIOD    MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,025.70            0.91%              $4.57
AST AMERICAN CENTURY INCOME & GROWTH
                                         Hypothetical        $1,000.00          $1,020.28            0.91%              $4.56
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,012.30            0.84%              $4.19
AST ALLIANCEBERSTEIN GROWTH & INCOME
                                         Hypothetical        $1,000.00          $1,020.63            0.84%              $4.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,015.80            0.16%              $0.80
AST GLOBAL ALLOCATION
                                         Hypothetical        $1,000.00          $1,024.00            0.16%              $0.80
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,012.70            1.04%              $5.19
AST AMERICAN CENTURY STRATEGIC BALANCED
                                         Hypothetical        $1,000.00          $1,019.64            1.04%              $5.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,022.90            1.02%              $5.12
AST T. ROWE PRICE ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,019.74            1.02%              $5.11
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,018.60            0.98%              $4.90
AST T. ROWE PRICE GLOBAL BOND
                                         Hypothetical        $1,000.00          $1,019.93            0.98%              $4.91
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,022.20            0.91%              $4.56
AST HIGH YIELD
                                         Hypothetical        $1,000.00          $1,020.28            0.91%              $4.56
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,027.40            0.91%              $4.57
AST LORD ABBETT BOND-DEBENTURE
                                         Hypothetical        $1,000.00          $1,020.28            0.91%              $4.56
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $  992.90            0.78%              $3.85
AST PIMCO TOTAL RETURN BOND
                                         Hypothetical        $1,000.00          $1,020.93            0.78%              $3.91
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,008.50            0.77%              $3.83
AST PIMCO LIMITED MATURITY BOND
                                         Hypothetical        $1,000.00          $1,020.98            0.77%              $3.86
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,020.60            0.58%              $2.91
AST MONEY MARKET
                                         Hypothetical        $1,000.00          $1,021.92            0.58%              $2.91
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,032.00            0.20%              $1.01
AST AGGRESSIVE ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,023.80            0.20%              $1.00
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,018.90            0.17%              $0.85
AST BALANCED ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,023.95            0.17%              $0.85
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,024.00            0.17%              $0.85
AST CAPITAL GROWTH ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,023.95            0.17%              $0.85
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,015.90            0.20%              $1.00
AST CONSERVATIVE ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,023.80            0.20%              $1.00
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual              $1,000.00          $1,009.00            0.20%              $1.00
AST PRESERVATION ASSET ALLOCATION
                                         Hypothetical        $1,000.00          $1,023.80            0.20%              $1.00
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual**            $1,000.00          $  963.00            1.40%              $6.81
AST FIRST TRUST CAPITAL APPRECIATION
   TARGET
                                         Hypothetical        $1,000.00          $1,017.85            1.40%              $7.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   ANNUALIZED
                                                         BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSE RATIO      EXPENSES PAID
                                                               VALUE              VALUE           BASED ON THE      DURING THE SIX-
AMERICAN SKANDIA TRUST PORTFOLIOS                         JANUARY 1, 2006     JUNE 30, 2006     SIX-MONTH PERIOD    MONTH PERIOD*
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual**            $1,000.00          $  970.00            1.24%              $6.06
AST FIRST TRUST BALANCED TARGET
                                         Hypothetical        $1,000.00          $1,018.65            1.24%              $6.21
-----------------------------------------------------------------------------------------------------------------------------------
                                         Actual**            $1,000.00          $  990.00            1.21%              $5.97
AST ADVANCED STRATEGIES
                                         Hypothetical        $1,000.00          $1,018.79            1.21%              $6.06
-----------------------------------------------------------------------------------------------------------------------------------

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended June 30, 2006, and divided by the 365 days in the Portfolio's fiscal year ending December 31, 2006 (to reflect the six-month period) with the exception of the AST First Trust Capital Appreciation Target, AST First Trust Balanced Target and AST Advanced Strategies Portfolios' 'Actual' information which reflects the 102 day period ended June 30, 2006 due to its inception date of March 20, 2006.

** AST First Trust Capital Appreciation Target, AST First Trust Balanced Target and AST Advanced Strategies, commenced operations on March 20, 2006.

                   -------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan of
     $2,355,535:
  Unaffiliated investments (cost $343,592,475) ..............    $446,869,732
  Affiliated investments (cost $4,545,342) ..................       4,545,342
  Cash ......................................................       2,969,441
  Dividends and interest receivable .........................       4,495,143
  Receivable for fund share sold ............................       3,135,092
  Prepaid expenses ..........................................           3,505
                                                                 ------------
    Total Assets ............................................     462,018,255
                                                                 ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...       2,451,777
  Foreign currency, at value (cost $2,291,647) ..............       2,322,638
  Advisory fees payable .....................................         137,095
  Payable for fund share repurchased ........................          79,877
  Accrued expenses and other liabilities ....................          37,129
  Deferred trustees'fees ....................................           7,559
  Shareholder servicing fees payable ........................           2,395
                                                                 ------------
    Total Liabilities .......................................       5,038,470
                                                                 ------------
NET ASSETS ..................................................    $456,979,785
                                                                 ------------
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $     20,918
    Paid-in capital in excess of par ........................     438,530,653
                                                                 ------------
                                                                  438,551,571
    Undistributed net investment income .....................       4,687,890
    Accumulated net realized loss on investments ............     (89,570,298)
    Net unrealized appreciation on investments ..............     103,310,622
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $456,979,785
                                                                 ============
Net asset value and redemption price per share,
  $456,979,785 / 20,917,584 shares of beneficial
  interest ..................................................    $      21.85
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $898,131
    foreign withholding tax) .. .............................    $ 7,227,693
  Affiliated dividend income ................................         60,983
  Affiliated income from securities lending, net ............          1,631
                                                                 -----------
                                                                   7,290,307
                                                                 -----------
EXPENSES
  Advisory fees .............................................      2,088,721
  Shareholder servicing fees and expenses ...................        239,169
  Custodian and accounting fees .............................         76,000
  Loan interest expense (Note 7) ............................         24,588
  Audit fee .................................................         10,000
  Trustees'fees .............................................          6,000
  Insurance expenses ........................................          6,000
  Legal fees and expenses ...................................          3,000
  Transfer agent's fees and expenses ........................          3,000
  Miscellaneous .............................................         21,402
                                                                 -----------
    Total expenses ..........................................      2,477,880
                                                                 -----------
NET INVESTMENT INCOME .......................................      4,812,427
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on:
    Investment transactions .................................     27,704,194
    Foreign currency transactions ...........................         90,482
                                                                 -----------
                                                                  27,794,676
                                                                 -----------
  Net change in unrealized appreciation(depreciation)on:
    Investments .............................................     12,150,930
    Foreign currencies ......................................         60,878
                                                                 -----------
                                                                  12,211,808
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     40,006,484
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS ..............................................   $44,818,911
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .. ..........................................................       $  4,812,427        $  5,909,297
  Net realized gain on investments and foreign currencies ...........................         27,794,676           3,113,445
  Net change in unrealized appreciation on investments and foreign currencies .......         12,211,808          37,171,113
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         44,818,911          46,193,855
                                                                                            ------------        ------------
DIVIDENDS:
  Dividends from net investment income ..............................................         (5,945,843)         (4,437,202)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [1,550,713 and 6,699,062 shares, respectively] ....................         33,992,850         123,105,759
  Fund share issued in reinvestment of dividends [272,870 and
    248,583 shares, respectively] ...................................................          5,945,843           4,437,202
  Fund share repurchased [4,259,340 and 4,324,547 shares, respectively] .............        (91,220,575)        (79,471,416)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS               (51,281,882)         48,071,545
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (12,408,814)         89,828,198
NET ASSETS:
  Beginning of period ...............................................................        469,388,599         379,560,401
                                                                                            ------------        ------------
  End of period (a) .................................................................       $456,979,785        $469,388,599
                                                                                            ============        ============
  (a) Includes undistributed net investment income of ...............................       $  4,687,890        $  5,821,306
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                ------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                ------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $7,324,218:
  Unaffiliated investments (cost $1,638,916,782) ............    $1,909,896,252
  Affiliated investments (cost $87,490,563) .................        87,490,563
  Cash ......................................................         7,604,291
  Foreign currency, at value (cost $3,657,313) ..............         3,654,109
  Receivable for fund share sold ............................        13,149,600
  Receivable for investments sold ...........................         5,892,246
  Dividends receivable ......................................         4,094,461
  Prepaid expenses ..........................................            11,883
                                                                 --------------
    Total Assets ............................................     2,031,793,405
                                                                 --------------
LIABILITIES:
  Payable for investments purchased .........................        17,123,126
  Payable to broker for collateral for securities on loan ...         7,445,003
  Payable for fund share repurchased ........................         5,239,406
  Accrued expenses and other liabilities ....................           465,032
  Advisory fees payable .....................................           435,582
  Deferred trustees'fees ....................................            18,941
  Shareholder servicing fees payable ........................            10,626
                                                                 --------------
    Total Liabilities .......................................        30,737,716
                                                                 --------------
NET ASSETS ..................................................    $2,001,055,689
                                                                 ==============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $      138,996
    Paid-in capital in excess of par ........................     1,727,359,990
                                                                 --------------
                                                                  1,727,498,986
    Accumulated net investment loss .........................       (11,710,518)
    Accumulated net realized gain on investments ............        14,214,747
    Net unrealized appreciation on investments ..............       271,052,474
                                                                 --------------
    Net assets, June 30, 2006 ...............................    $2,001,055,689
                                                                 ==============
Net asset value and redemption price per share,
  $2,001,055,689 / 138,995,851 shares of beneficial
  interest ..................................................    $        14.40
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $3,099,334
    foreign withholding tax) .. .............................    $  21,658,036
  Affiliated dividend income ................................        1,548,170
  Affiliated income from securities lending, net ............            8,293
                                                                 -------------
                                                                    23,214,499
                                                                 -------------
EXPENSES
  Advisory fees .............................................       10,107,582
  Shareholder servicing fees and expenses ...................        1,010,758
  Custodian and accounting fees .............................          350,000
  Insurance expenses ........................................           20,000
  Trustees'fees .............................................           10,000
  Audit fee .................................................            9,000
  Legal fees and expenses ...................................            4,000
  Transfer agent's fees and expenses ........................            3,000
  Miscellaneous .............................................           22,865
                                                                 -------------
    Total expenses ..........................................       11,537,205
  Less: advisory fee waivers ................................       (1,010,758)
                                                                 -------------
    Net expenses ............................................       10,526,447
                                                                 -------------
NET INVESTMENT INCOME .......................................       12,688,052
                                                                 -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investment transactions .................................      150,190,248
    Foreign currency transactions ...........................       (1,460,277)
                                                                 -------------
                                                                   148,729,971
                                                                 -------------
Net change in unrealized appreciation (depreciation) on:
  Investments ...............................................      (75,057,819)
  Foreign currencies ........................................          140,485
                                                                 -------------
                                                                  (74,917,334)
                                                                 -------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................       73,812,637
                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $  86,500,689
                                                                 =============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................      $   12,688,052        $    7,117,454
  Net realized gain on investments and foreign currencies ...........................         148,729,971           166,494,982
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currencies ..........................................................         (74,917,334)           79,516,754
                                                                                           --------------        --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................          86,500,689           253,129,190
                                                                                           --------------        --------------
DIVIDENDS:
  Dividends from net investment income ..............................................         (25,553,705)          (14,181,104)
                                                                                           --------------        --------------
FUND SHARE TRANSACTIONS:
  Fund share sold [35,608,782 and 33,416,814 shares, respectively] ..................         523,008,590           414,908,510
  Fund share issued in reinvestment of dividends [1,725,431
    and 1,217,262 shares, respectively] .............................................          25,553,705            14,181,104
  Fund share repurchased [29,073,328 and 15,719,296 shares, respectively] ...........        (419,689,744)         (199,680,349)
                                                                                           --------------        --------------
  NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................         128,872,551           229,409,265
                                                                                           --------------        --------------
TOTAL INCREASE IN NET ASSETS ........................................................         189,819,535           468,357,351
NET ASSETS:
  Beginning of period ...............................................................       1,811,236,154         1,342,878,803
                                                                                           --------------        --------------
  End of period (a) .................................................................      $2,001,055,689        $1,811,236,154
                                                                                           ==============        ==============
  (a) Includes undistributed net investment income of ...............................      $           --        $    1,155,135
                                                                                           --------------        --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                      -------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                      -------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value:
  Unaffiliated investments (cost $608,849,171) ..............    $655,316,136
  Affiliated investments (cost $39,433,617) .................      39,433,617
  Cash ......................................................       8,090,439
  Foreign currency, at value (cost $3,809,777) ..............       3,855,770
  Receivable for fund share sold ............................       9,314,157
  Dividends and interest receivable .........................       1,273,701
  Receivable for investments sold ...........................         126,167
  Prepaid expenses ..........................................           1,745
                                                                 ------------
    Total Assets ............................................     717,411,732
                                                                 ------------
LIABILITIES:
  Payable for investments purchased .........................      16,747,654
  Payable for fund share repurchased ........................         970,569
  Advisory fees payable .....................................         219,279
  Accrued expenses and other liabilities ....................         193,165
  Shareholder servicing fees payable ........................           3,600
  Deferred trustees'fees ....................................           3,028
                                                                 ------------
    Total Liabilities .......................................      18,137,295
                                                                 ------------
NET ASSETS ..................................................    $699,274,437
                                                                 ============
  Net assets were comprised of:
  Shares of beneficial interest, at par .....................    $     42,713
  Paid-in capital in excess of par ..........................     753,423,484
                                                                 ------------
                                                                  753,466,197
  Undistributed net investment income .......................       6,854,008
  Accumulated net realized loss on investments ..............    (107,501,725)
  Net unrealized appreciation on investments ................      46,455,957
                                                                 ------------
  Net assets, June 30, 2006 .................................    $699,274,437
                                                                 ============
Net asset value and redemption price per share,
  $699,274,437 / 42,713,319 shares of beneficial
  interest ..................................................    $      16.37
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $1,268,134
    foreign withholding tax) ................................    $10,064,841
  Affiliated dividend income ................................        521,977
  Unaffiliated interest .....................................          5,588
                                                                 -----------
                                                                  10,592,406
                                                                 -----------
EXPENSES
  Advisory fees .............................................      2,533,483
  Shareholder servicing fees and expenses ...................        253,348
  Custodian and accounting fees .............................         72,000
  Audit fee .................................................         10,000
  Trustees'fees .............................................          5,000
  Legal fees and expenses ...................................          5,000
  Transfer agent's fees and expenses ........................          3,000
  Insurance expenses ........................................          3,000
  Miscellaneous .............................................         45,028
                                                                 -----------
    Total expenses ..........................................      2,929,859
                                                                 -----------
NET INVESTMENT INCOME .......................................      7,662,547
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investment transactions .................................     13,084,693
    Foreign currency transactions ...........................       (207,033)
                                                                 -----------
                                                                  12,877,660
                                                                 -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments .............................................     20,495,354
    Foreign currencies ......................................         38,490
                                                                 -----------
                                                                  20,533,844
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     33,411,504
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $41,074,051
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................       $  7,662,547        $  4,252,742
  Net realized gain on investments and foreign currencies ...........................         12,877,660           5,503,519
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currencies ..............................................         20,533,844          15,493,803
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         41,074,051          25,250,064
                                                                                            ------------        ------------
DIVIDENDS:
  Dividends from net investment income ..............................................         (4,815,327)         (3,075,326)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [31,007,018 and 8,223,569 shares, respectively] ...................        496,942,510         116,138,692
  Fund share issued in reinvestment of dividends [295,418
    and 231,030 shares, respectively] ...............................................          4,815,327           3,075,326
  Fund share repurchased [5,918,888 and 5,675,800 shares, respectively] .............        (97,301,469)        (76,496,330)
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................        404,456,368          42,717,688
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        440,715,092          64,892,426
NET ASSETS:
  Beginning of period ...............................................................        258,559,345         193,666,919
                                                                                            ------------        ------------
  End of period (a) .................................................................       $699,274,437        $258,559,345
                                                                                            ============        ============
  (a) Includes undistributed net investment income of ...............................       $  6,854,008        $  4,006,788
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                         -------------------------------
                         AST MFS GLOBAL EQUITY PORTFOLIO
                         -------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $2,087,917:
  Unaffiliated investments (cost $131,934,944)...............    $151,160,010
  Affiliated investments (cost $2,128,222) ..................       2,128,222
  Foreign currency, at value (cost $81,884) .................          84,235
  Dividends and interest receivable .........................         330,923
  Receivable for fund share sold ............................         270,423
  Receivable for investments sold ...........................          88,740
  Prepaid expenses ..........................................           1,433
  Unrealized appreciation on foreign currency
    forward contracts .......................................             515
                                                                 ------------
    Total Assets ............................................     154,064,501
                                                                 ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...       2,120,639
  Payable for investments purchased .........................         647,742
  Advisory fees payable .....................................          56,733
  Accrued expenses and other liabilities ....................          30,377
  Payable to custodian ......................................           7,195
  Deferred trustees' fees ...................................             877
  Shareholder servicing fees payable ........................             800
  Payable for fund share repurchased ........................             209
                                                                 ------------
    Total Liabilities .......................................       2,864,572
                                                                 ------------
NET ASSETS ..................................................    $151,199,929
                                                                 ============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $     11,795
    Paid-in capital in excess of par ........................     114,853,776
                                                                 ------------
                                                                  114,865,571
    Undistributed net investment income .....................       2,832,264
    Accumulated net realized gain on investments ............      14,270,267
    Net unrealized appreciation on investments ..............      19,231,827
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $151,199,929
                                                                 ============
Net asset value and redemption price per share,
  $151,199,929 / 11,795,172 shares of beneficial
  interest ..................................................    $      12.82
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $249,123
    foreign withholding tax) . . ............................    $ 3,867,733
  Affiliated income from securities lending, net ............          2,165
  Affiliated dividend income ................................          1,677
                                                                 -----------
                                                                   3,871,575
                                                                 -----------
EXPENSES
  Advisory fees .............................................        797,193
  Shareholder servicing fees and expenses ...................         79,719
  Custodian and accounting fees .............................         68,000
  Loan interest expense (Note 7) ............................         28,842
  Audit fee .................................................         10,000
  Trustees' fees ............................................          5,000
  Legal fees and expenses ...................................          5,000
  Transfer agent's fees and expenses ........................          3,000
  Insurance expenses ........................................          2,000
  Miscellaneous .............................................          6,974
                                                                 -----------
    Total expenses ..........................................      1,005,728
                                                                 -----------
NET INVESTMENT INCOME .......................................      2,865,847
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investment transactions .................................     14,531,562
    Foreign currency transactions ...........................        (16,698)
                                                                 -----------
                                                                  14,514,864
                                                                 -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments .............................................     (3,887,698)
    Foreign currencies ......................................         12,772
                                                                 -----------
                                                                  (3,874,926)
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     10,639,938
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $13,505,785
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................       $  2,865,847        $    959,243
  Net realized gain on investments and foreign currencies ...........................         14,514,864          17,715,431
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currencies ..............................................         (3,874,926)         (6,706,219)
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         13,505,785          11,968,455
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............................................           (909,380)           (461,319)
  Distributions from net realized gains .............................................        (14,765,282)                 --
                                                                                            ------------        ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .................................................        (15,674,662)           (461,319)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [1,562,731 and 3,137,693 shares, respectively] ....................         20,520,206          38,120,807
  Fund share issued in reinvestment of dividends
    [1,237,148 and 38,701 shares, respectively] .....................................         15,674,662             461,316
  Fund share repurchased [2,763,332 and 5,156,977 shares, respectively] .............        (35,483,930)        (63,750,016)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS                   710,938         (25,167,893)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................         (1,457,939)        (13,660,757)
NET ASSETS:
  Beginning of period ...............................................................        152,657,868         166,318,625
                                                                                            ------------        ------------
  End of period (a) .................................................................       $151,199,929        $152,657,868
                                                                                            ============        ============
  (a) Includes undistributed net investment income of ...............................       $  2,832,264        $    875,797
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                         ------------------------------
                         AST SMALL-CAP GROWTH PORTFOLIO
                         ------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $17,035,904:
  Unaffiliated investments (cost $155,388,468) ..............    $175,173,631
  Affiliated investments (cost $19,102,981) .................      19,102,981
  Cash ......................................................       2,263,735
  Receivable for investments sold ...........................         649,521
  Receivable for fund share sold ............................         747,791
  Dividends and interest receivable .........................          44,499
  Prepaid expenses ..........................................           1,586
                                                                 ------------
    Total Assets ............................................     197,983,744
                                                                 ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...      17,923,775
  Payable for investments purchased .........................       1,068,086
  Accrued expenses and other liabilities ....................         100,362
  Payable for fund share repurchased ........................          26,952
  Advisory fees payable .....................................          78,277
  Deferred trustees' fees ...................................           7,944
  Shareholder servicing fees payable ........................             955
                                                                 ------------
    Total Liabilities .......................................      19,206,351
                                                                 ------------
NET ASSETS ..................................................    $178,777,393
                                                                 ============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $     11,846
    Paid-in capital in excess of par ........................     329,484,981
                                                                 ------------
                                                                  329,496,827
    Accumulated net investment loss .........................        (542,980)
    Accumulated net realized loss on investments ............    (169,961,617)
    Net unrealized appreciation on investments ..............      19,785,163
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $178,777,393
                                                                 ============
Net asset value and redemption price per share,
  $178,777,393 / 11,846,034 shares of beneficial
  interest ..................................................    $      15.09
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $1,341
    foreign withholding tax) ................................     $   412,595
  Affiliated income from securities lending, net ............          63,647
  Unaffiliated interest .....................................          44,449
  Affiliated dividend income ................................             766
                                                                  -----------
                                                                      521,457
                                                                  -----------
EXPENSES
  Advisory fees .............................................         866,879
  Shareholder servicing fees and expenses ...................          96,320
  Custodian and accounting fees .............................          47,000
  Audit fee .................................................          11,000
  Trustees' fees ............................................          10,000
  Legal fees and expenses ...................................           8,000
  Transfer agent's fees and expenses ........................           4,000
  Insurance expenses ........................................           2,000
  Loan interest expense (Note 7) ............................           1,036
  Miscellaneous .............................................          33,952
                                                                  -----------
    Total expenses ..........................................       1,080,187
  Less: advisory fee waivers ................................         (23,694)
                                                                  -----------
    Net expenses ............................................       1,056,493
                                                                  -----------
NET INVESTMENT LOSS .........................................        (535,036)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
  Net realized gain on investment transactions ..............       7,698,527
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................       3,554,872
                                                                  -----------
NET GAIN ON INVESTMENTS .....................................      11,253,399
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $10,718,363
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ...............................................................       $   (535,036)       $ (1,043,170)
  Net realized gain on investments ..................................................          7,698,527          15,642,952
  Net change in unrealized appreciation (depreciation) on investments ...............          3,554,872         (13,038,619)
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         10,718,363           1,561,163
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [1,313,636 and 2,134,286 shares, respectively] ....................         20,333,653          28,804,676
  Fund share repurchased [2,599,886 and 5,072,298 shares, respectively] .............        (39,786,719)        (68,985,184)
                                                                                            ------------        ------------
  NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................        (19,453,066)        (40,180,508)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................         (8,734,703)        (38,619,345)
NET ASSETS:
  Beginning of period ...............................................................        187,512,096         226,131,441
                                                                                            ------------        ------------
  End of period .....................................................................       $178,777,393        $187,512,096
                                                                                            ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                       -----------------------------------
                       AST DeAM SMALL-CAP GROWTH PORTFOLIO
                       -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $25,536,882:
  Unaffiliated investments (cost $219,581,765) ..............      $229,032,366
  Affiliated investments (cost $36,571,217) .................        36,571,217
  Cash ......................................................         2,093,760
  Receivable for fund share sold ............................           667,875
  Due from broker-variation margin ..........................           607,050
  Dividends and interest receivable .........................           189,403
  Prepaid expenses ..........................................             2,291
                                                                   ------------
    Total Assets ............................................       269,163,962
                                                                   ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...        26,330,106
  Advisory fees payable .....................................            68,418
  Accrued expenses and other liabilities ....................            59,556
  Deferred trustees' fees ...................................             8,521
  Shareholder servicing fees payable ........................             1,281
  Payable for fund share repurchased ........................               262
                                                                   ------------
    Total Liabilities .......................................        26,468,144
                                                                   ------------
NET ASSETS ..................................................      $242,695,818
                                                                   ============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................      $     28,166
    Paid-in capital in excess of par ........................       449,307,258
                                                                   ------------
                                                                    449,335,424
    Accumulated net investment loss .........................          (408,484)
    Accumulated net realized loss on investments ............      (216,402,648)
    Net unrealized appreciation on investments ..............        10,171,526
                                                                   ------------
    Net assets, June 30, 2006 ...............................      $242,695,818
                                                                   ============
Net asset value and redemption price per share,
  $242,695,818 / 28,165,601 shares of beneficial
  interest ..................................................      $       8.62
                                                                   ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income ..............................    $    754,909
  Affiliated dividend income ................................         190,727
  Affiliated income from securities lending, net ............          49,996
  Unaffiliated interest .....................................          15,239
                                                                 ------------
                                                                    1,010,871
                                                                 ------------
EXPENSES
  Advisory fees .............................................       1,271,425
  Shareholder servicing fees and expenses ...................         133,834
  Custodian and accounting fees .............................          53,000
  Audit fee .................................................           8,000
  Trustees' fees ............................................           6,000
  Legal fees and expenses ...................................           6,000
  Transfer agent's fees and expenses ........................           3,000
  Insurance expenses ........................................           3,000
  Loan interest expense (Note 7) ............................           1,595
  Miscellaneous .............................................          32,047
                                                                 ------------
    Total expenses ..........................................       1,517,901
  Less: advisory fee waivers ................................        (107,067)
                                                                 ------------
    Net expenses ............................................       1,410,834
                                                                 ------------
NET INVESTMENT LOSS .........................................        (399,963)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on:
    Investment transactions .................................      20,384,196
    Futures transactions ....................................         162,600
                                                                 ------------
                                                                   20,546,796
                                                                 ------------
 Net change in unrealized appreciation (depreciation) on:
    Investments .............................................     (13,826,428)
    Futures .................................................         852,475
                                                                 ------------
                                                                  (12,973,953)
                                                                 ------------
NET GAIN ON INVESTMENTS .....................................       7,572,843
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $  7,172,880
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ...............................................................       $   (399,963)       $ (1,729,704)
  Net realized gain on investments ..................................................         20,546,796          24,486,779
  Net change in unrealized appreciation (depreciation) on investments ...............        (12,973,953)        (25,748,450)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................          7,172,880          (2,991,375)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [2,440,025 and 1,181,102 shares, respectively] ....................         21,993,481           9,656,761
  Fund share repurchased [4,919,707 and 11,355,523 shares, respectively] ............        (43,405,400)        (90,539,166)
                                                                                            ------------        ------------
  NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................        (21,411,919)        (80,882,405)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................        (14,239,039)        (83,873,780)
NET ASSETS:
  Beginning of period ...............................................................        256,934,857         340,808,637
                                                                                            ------------        ------------
  End of period .....................................................................       $242,695,818        $256,934,857
                                                                                            ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                    -----------------------------------------
                    AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $148,334,821:
  Unaffiliated investments (cost $529,778,145) ..............    $604,054,191
  Affiliated investments (cost $154,431,717) ................     154,431,717
  Cash ......................................................             500
  Receivable for fund share sold ............................       8,217,187
  Receivable for investments sold ...........................       4,146,328
  Dividends and interest receivable .........................         174,121
  Prepaid expenses ..........................................           3,394
                                                                 ------------
    Total Assets ............................................     771,027,438
                                                                 ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...     154,431,448
  Payable for investments purchased .........................       5,617,130
  Payable for fund share repurchased ........................         310,944
  Advisory fees payable .....................................         232,852
  Accrued expenses and other liabilities ....................          53,744
  Shareholder servicing fees payable ........................           3,192
  Deferred trustees' fees ...................................             548
                                                                 ------------
    Total Liabilities .......................................     160,649,858
                                                                 ------------
NET ASSETS ..................................................    $610,377,580
                                                                 ============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $     56,315
    Paid-in capital in excess of par ........................     481,533,751
                                                                 ------------
                                                                  481,590,066
    Accumulated net investment loss .........................      (2,205,336)
    Accumulated net realized gain on investments ............      56,716,767
    Net unrealized appreciation on investments ..............      74,276,083
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $610,377,580
                                                                 ============
Net asset value and redemption price per share,
  $610,377,580 / 56,314,771 shares of beneficial
  interest ..................................................    $      10.84
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $10,848
    foreign withholding tax) ................................    $    823,305
  Unaffiliated interest .....................................         553,949
  Affiliated income from securities lending, net ............         493,054
  Affiliated dividend income ................................           5,506
                                                                 ------------
                                                                    1,875,814
                                                                 ------------
EXPENSES
  Advisory fees .............................................       2,946,652
  Shareholder servicing fees and expenses ...................         310,174
  Custodian and accounting fees .............................          59,000
  Audit fee .................................................           7,000
  Trustees' fees ............................................           7,000
  Insurance expenses ........................................           7,000
  Legal fees and expenses ...................................           6,000
  Transfer agent's fees and expenses ........................           3,000
  Miscellaneous .............................................          20,263
                                                                 ------------
    Total expenses ..........................................       3,366,089
                                                                 ------------
NET INVESTMENT LOSS .........................................      (1,490,275)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investment transactions .................................      57,376,219
    Futures transactions ....................................              (2)
    Foreign currency transactions ...........................         (79,855)
                                                                 ------------
                                                                   57,296,362
                                                                 ------------
  Net change in unrealized appreciation (depreciation) on:
    Investments .............................................     (21,485,426)
    Foreign currencies ......................................             980
                                                                 ------------
                                                                  (21,484,446)
                                                                 ------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................      35,811,916
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ 34,321,641
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ...............................................................       $  (1,490,275)      $ (2,823,769)
  Net realized gain on investments and foreign currencies ...........................          57,296,362         20,747,032
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ...........................................         (21,484,446)        28,092,410
                                                                                            -------------       ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................          34,321,641         46,015,673
                                                                                            -------------       ------------
DISTRIBUTIONS:
  Distributions from net realized gains .............................................         (17,729,048)       (29,552,995)
                                                                                            -------------       ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [14,265,165 and 22,087,164 shares, respectively] ..................         157,850,848        216,245,003
  Fund share issued in reinvestment of dividends
    [1,577,317 and 3,212,285 shares, respectively] ..................................          17,729,048         29,552,995
  Fund share repurchased [12,488,562 and 5,758,159 shares, respectively] ............        (135,784,688)       (56,004,294)
                                                                                            -------------       ------------
  NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................          39,795,208        189,793,704
                                                                                            -------------       ------------
TOTAL INCREASE IN NET ASSETS ........................................................          56,387,801        206,256,382
NET ASSETS:
  Beginning of period ...............................................................         553,989,779        347,733,397
                                                                                            -------------       ------------
  End of period .....................................................................       $ 610,377,580       $553,989,779
                                                                                            =============       ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                   -------------------------------------------
                   AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $39,236,422:
  Unaffiliated investments (cost $196,342,596) ..............     $232,867,266
  Affiliated investments (cost $43,680,010) .................       43,680,010
  Receivable for investments sold ...........................        1,606,492
  Dividends and interest receivable .........................          253,874
  Prepaid expenses ..........................................            2,328
                                                                  ------------
    Total Assets ............................................      278,409,970
                                                                  ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...       40,770,399
  Payable for investments purchased .........................        1,271,117
  Payable to custodian ......................................          506,928
  Payable for fund share repurchased ........................          147,695
  Advisory fees payable .....................................          102,392
  Accrued expenses and other liabilities ....................           89,849
  Deferred trustees' fees ...................................            5,294
  Shareholder servicing fees payable ........................            1,268
                                                                  ------------
    Total Liabilities .......................................       42,894,942
                                                                  ------------
NET ASSETS ..................................................     $235,515,028
                                                                  ============
 Net assets were comprised of:
   Shares of beneficial interest, at par ....................     $     14,338
   Paid-in capital in excess of par .........................      180,650,743
                                                                  ------------
                                                                   180,665,081
   Undistributed net investment income ......................          406,110
   Accumulated net realized gain on investments .............       17,919,167
   Net unrealized appreciation on investments ...............       36,524,670
                                                                  ------------
   Net assets, June 30, 2006 ................................     $235,515,028
                                                                  ============
Net asset value and redemption price per share,
  $235,515,028 / 14,337,567 shares of beneficial
  interest ..................................................     $      16.43
                                                                  ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $109
    foreign withholding tax) ................................    $ 1,716,993
  Affiliated dividend income ................................         92,919
  Affiliated income from securities lending, net ............         59,462
                                                                 -----------
                                                                   1,869,374
                                                                 -----------
EXPENSES
  Advisory fees .............................................      1,212,923
  Shareholder servicing fees and expenses ...................        127,676
  Custodian and accounting fees .............................         60,000
  Audit fee .................................................          7,000
  Legal fees and expenses ...................................          7,000
  Trustees' fees ............................................          6,000
  Insurance expenses ........................................          4,000
  Transfer agent's fees and expenses ........................          3,000
  Miscellaneous .............................................         30,371
                                                                 -----------
    Total expenses ..........................................      1,457,970
                                                                 -----------
NET INVESTMENT INCOME .......................................        411,404
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain on investment transactions ..............     19,258,416
  Net change in unrealized appreciation (depreciation)
    on investments ..........................................     (4,346,545)
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     14,911,871
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $15,323,275
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................       $    411,404        $  1,273,345
  Net realized gain on investments and foreign currencies ...........................         19,258,416          42,476,134
  Net change in unrealized appreciation (depreciation)
    on investments and foreign currencies ...........................................         (4,346,545)        (32,256,476)
                                                                                            ------------        ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................         15,323,275          11,493,003
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............................................           (836,018)           (950,773)
  Distributions from net realized gains .............................................        (42,387,652)        (50,963,297)
                                                                                            ------------        ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .................................................        (43,223,670)        (51,914,070)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [123,567 and 254,007 shares, respectively] ........................          2,235,441           4,422,993
  Fund share issued in reinvestment of dividends
    [2,575,904 and 3,064,585 shares, respectively] ..................................         43,223,670          51,914,070
  Fund share repurchased [2,323,588 and 4,417,869 shares, respectively] .............        (40,820,467)        (80,244,146)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ......          4,638,644         (23,907,083)
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (23,261,751)        (64,328,150)
NET ASSETS:
  Beginning of period ...............................................................        258,776,779         323,104,929
                                                                                            ------------        ------------
  End of period (a) .................................................................       $235,515,028        $258,776,779
                                                                                            ============        ============
  (a) Includes undistributed net investment income of ...............................       $    406,110        $    830,724
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                          -----------------------------
                          AST SMALL-CAP VALUE PORTFOLIO
                          -----------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $136,130,795:
  Unaffiliated investments (cost $936,251,893) ..............    $1,000,737,821
  Affiliated investments (cost $167,735,408) ................       167,735,408
  Cash ......................................................         2,099,472
  Receivable for investments sold ...........................        34,032,421
  Receivable for fund share sold ............................         4,829,416
  Dividends and interest receivable .........................         1,810,787
  Due from broker-variation margin ..........................         1,153,200
  Prepaid expenses ..........................................             8,185
                                                                 --------------
    Total Assets ............................................     1,212,406,710
                                                                 --------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...       139,889,072
  Payable for investments purchased .........................        21,598,478
  Accrued expenses and other liabilities ....................           634,820
  Advisory fees payable .....................................           366,203
  Payable for fund share repurchased ........................           213,572
  Shareholder servicing fees payable ........................            11,429
  Deferred trustees' fees ...................................             7,958
                                                                 --------------
    Total Liabilities .......................................       162,721,532
                                                                 --------------
NET ASSETS ..................................................    $1,049,685,178
                                                                 ==============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $       67,180
    Paid-in capital in excess of par ........................       901,785,000
                                                                 --------------
                                                                    901,852,180
    Undistributed net investment income .....................         4,238,213
    Accumulated net realized gain on investments ............        78,562,082
    Net unrealized appreciation on investments ..............        65,032,703
                                                                 --------------
    Net assets, June 30, 2006 ...............................    $1,049,685,178
                                                                 ==============
Net asset value and redemption price per share,
  $1,049,685,178 / 67,180,116 shares of beneficial
  interest ..................................................    $        15.62
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $4,694
    foreign withholding tax) ................................    $ 8,242,748
  Affiliated dividend income ................................        834,790
  Affiliated income from securities lending, net ............        566,380
  Unaffiliated interest .....................................        236,074
                                                                 -----------
                                                                   9,879,992
                                                                 -----------
EXPENSES
  Advisory fees .............................................      4,915,594
  Shareholder servicing fees and expenses ...................        546,177
  Custodian and accounting fees .............................        110,000
  Loan interest expense (Note 7) ............................         24,777
  Insurance expenses ........................................         14,000
  Trustees' fees ............................................          9,000
  Audit fee .................................................          8,000
  Legal fees and expenses ...................................          5,000
  Transfer agent's fees and expenses ........................          3,000
  Miscellaneous .............................................         23,519
                                                                 -----------
    Total expenses ..........................................      5,659,067
  Less: advisory fee waivers ................................        (25,246)
                                                                 -----------
    Net expenses ............................................      5,633,821
                                                                 -----------
NET INVESTMENT INCOME .......................................      4,246,171
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on:
    Investment transactions .................................     81,552,166
    Futures transactions ....................................      1,467,217
                                                                 -----------
                                                                  83,019,383
                                                                 -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments .............................................     10,832,373
    Futures .................................................        657,275
                                                                 -----------
                                                                  11,489,648
                                                                 -----------
NET GAIN ON INVESTMENTS .....................................     94,509,031
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $98,755,202
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                           SIX MONTHS ENDED       YEAR ENDED
                                                                                             JUNE 30, 2006     DECEMBER 31, 2005
                                                                                           ----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................       $    4,246,171      $    6,232,579
  Net realized gain on investments ..................................................           83,019,383          47,695,676
  Net change in unrealized appreciation (depreciation) on investments ...............           11,489,648           9,406,230
                                                                                            --------------      --------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................           98,755,202          63,334,485
                                                                                            --------------      --------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............................................           (4,716,127)           (766,196)
  Distributions from net realized gains .............................................          (53,092,794)       (213,075,519)
                                                                                            --------------      --------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .................................................          (57,808,921)       (213,841,715)
                                                                                            --------------      --------------
FUND SHARE TRANSACTIONS:
  Fund share sold [6,946,828 and 12,778,742 shares, respectively] ...................          110,518,257         196,626,908
  Fund share issued in reinvestment of dividends
    [3,679,752 and 15,643,140 shares, respectively] .................................           57,808,921         213,841,715
  Fund share repurchased [14,424,794 and 7,881,392 shares, respectively] ............         (227,365,324)       (114,319,349)
                                                                                            --------------      --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS                 (59,038,146)        296,149,274
                                                                                            --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................          (18,091,865)        145,642,044
NET ASSETS:
  Beginning of period ...............................................................        1,067,777,043         922,134,999
                                                                                            --------------      --------------
  End of period (a) .................................................................       $1,049,685,178      $1,067,777,043
                                                                                            ==============      ==============
  (a) Includes undistributed net investment income of ...............................       $    4,238,213      $    4,708,169
                                                                                            --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                       ----------------------------------
                       AST DeAM SMALL-CAP VALUE PORTFOLIO
                       ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $10,233,920:
  Unaffiliated investments (cost $92,913,199) ...............    $ 96,565,962
  Affiliated investments (cost $18,213,163) .................      18,213,163
  Cash ......................................................         762,216
  Receivable for investments sold ...........................      26,245,842
  Due from broker-variation margin ..........................         231,700
  Receivable for fund share sold ............................         226,467
  Dividends and interest receivable .........................         109,344
  Prepaid expenses ..........................................             952
                                                                 ------------
    Total Assets ............................................     142,355,646
                                                                 ------------
LIABILITIES:
  Payable for investments purchased .........................      30,187,350
  Payable to broker for collateral for securities on loan ...      10,549,158
  Advisory fees payable .....................................          41,445
  Accrued expenses and other liabilities ....................          15,913
  Shareholder servicing fees payable ........................             539
  Deferred trustees' fees ...................................             135
                                                                 ------------
    Total Liabilities .......................................      40,794,540
                                                                 ------------
NET ASSETS ..................................................    $101,561,106
                                                                 ============
  Net assets were comprised of:
    Shares of beneficial interest, at par ...................    $      8,340
    Paid-in capital in excess of par ........................      89,379,573
                                                                 ------------
                                                                   89,387,913
    Undistributed net investment income .....................         291,896
    Accumulated net realized gain on investments ............       7,989,784
    Net unrealized appreciation on investments ..............       3,891,513
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $101,561,106
                                                                 ============
Net asset value and redemption price per share,
  $101,561,106 / 8,339,866 shares of beneficial
  interest ..................................................    $      12.18
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income (net of $1,134
    foreign withholding tax) ................................    $  772,800
  Affiliated dividend income ................................        51,516
  Unaffiliated interest .....................................        18,291
  Affiliated income from securities lending, net ............        11,429
                                                                 ----------
                                                                    854,036
                                                                 ----------
EXPENSES
  Advisory fees .............................................       516,721
  Shareholder servicing fees and expenses ...................        54,392
  Custodian and accounting fees .............................        32,000
  Audit fee .................................................         7,000
  Trustees' fees ............................................         5,000
  Legal fees and expenses ...................................         5,000
  Transfer agent's fees and expenses ........................         3,000
  Insurance expenses ........................................         2,000
  Loan interest expense (Note 7) ............................         1,360
  Miscellaneous .............................................         6,241
                                                                 ----------
    Total expenses ..........................................       632,714
  Less: advisory fee waivers ................................       (70,709)
                                                                 ----------
    Net expenses ............................................       562,005
                                                                 ----------
NET INVESTMENT INCOME .......................................       292,031
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain (loss) on:
    Investment transactions .................................     7,942,197
    Futures transactions ....................................        (3,873)
                                                                 ----------
                                                                  7,938,324
                                                                 ----------
  Net change in unrealized appreciation (depreciation) on:
    Investments .............................................       678,832
    Futures .................................................       293,200
                                                                 ----------
                                                                    972,032
                                                                 ----------
NET GAIN ON INVESTMENTS .....................................     8,910,356
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $9,202,387
                                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income .............................................................       $    292,031        $    556,671
  Net realized gain on investments ..................................................          7,938,324           6,639,634
  Net change in unrealized appreciation (depreciation) on investments ...............            972,032          (7,284,128)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................          9,202,387             (87,823)
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income ..............................................           (294,416)           (161,457)
  Distributions from net realized gains .............................................         (6,696,081)         (9,344,333)
                                                                                            ------------        ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS .................................................         (6,990,497)         (9,505,790)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [806,054 and 3,972,094 shares, respectively] ......................          9,929,221          48,537,585
  Fund share issued in reinvestment of dividends
    [569,258 and 822,301 shares, respectively] ......................................          6,990,497           9,505,790
  Fund share repurchased [2,124,908 and 4,406,558 shares, respectively] .............        (26,144,448)        (51,694,916)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS                (9,224,730)          6,348,459
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................         (7,012,840)         (3,245,154)
NET ASSETS:
  Beginning of period ...............................................................        108,573,946         111,819,100
                                                                                            ------------        ------------
  End of period (a) .................................................................       $101,561,106        $108,573,946
                                                                                            ============        ============
  (a) Includes undistributed net investment income of ...............................       $    291,896        $    294,281
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A10

                   ------------------------------------------
                   AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   ------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
  Investments at value, including securities on loan
    of $84,985,798:
  Unaffiliated investments (cost $298,688,226)...............    $301,572,129
  Affiliated investments (cost $91,916,076) .................      91,916,076
  Cash ......................................................       1,774,724
  Receivable for fund share sold ............................      10,083,431
  Dividends and interest receivable .........................         104,893
  Prepaid expenses ..........................................           3,427
                                                                 ------------
    Total Assets ............................................     405,454,680
                                                                 ------------
LIABILITIES:
  Payable to broker for collateral for securities on loan ...      88,003,148
  Advisory fees payable .....................................          80,337
  Accrued expenses and other liabilities ....................          32,891
  Shareholder servicing fees payable ........................           1,642
  Deferred trustees'fees ....................................             999
  Payable for fund share repurchased ........................             310
                                                                 ------------
    Total Liabilities .......................................      88,119,327
                                                                 ------------
NET ASSETS ..................................................    $317,335,353
                                                                 ============
  Net assets were comprised of:
    Shares of beneficial interest, at par....................    $     69,313
    Paid-in capital in excess of par ........................     324,782,977
                                                                 ------------
                                                                  324,852,290
    Accumulated net investment loss .........................      (1,005,772)
    Accumulated net realized loss on investments ............      (9,395,068)
    Net unrealized appreciation on investments ..............       2,883,903
                                                                 ------------
    Net assets, June 30, 2006 ...............................    $317,335,353
                                                                 ============
Net asset value and redemption price per share,
  $317,335,353 / 69,313,363 shares of beneficial
  interest...................................................    $       4.58
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
  Unaffiliated dividend income ..............................    $    917,449
  Affiliated income from securities lending, net ............          50,130
  Affiliated dividend income ................................          44,505
  Unaffiliated interest .....................................           7,996
                                                                 ------------
                                                                    1,020,080
                                                                 ------------
EXPENSES
  Advisory fees .............................................       1,794,530
  Shareholder servicing fees and expenses ...................         179,453
  Custodian and accounting fees .............................          43,000
  Loan interest expense (Note 7) ............................          22,374
  Insurance expenses ........................................           9,000
  Audit fee .................................................           7,000
  Trustees' fees ............................................           7,000
  Legal fees and expenses ...................................           5,000
  Transfer agent's fees and expenses ........................           3,000
  Miscellaneous .............................................           8,331
                                                                 ------------
    Total expenses ..........................................       2,078,688
  Less: advisory fee waivers ................................         (53,836)
                                                                 ------------
    Net expenses ............................................       2,024,852
                                                                 ------------
NET INVESTMENT LOSS .........................................      (1,004,772)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investment transactions ..............      23,821,285
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................     (23,647,112)
                                                                 ------------
NET GAIN ON INVESTMENTS .....................................         174,173
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $   (830,599)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment loss ...............................................................       $ (1,004,772)       $ (2,044,390)
  Net realized gain on investments ..................................................         23,821,285          35,996,163
  Net change in unrealized appreciation (depreciation) on investments ...............        (23,647,112)        (15,367,064)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...................           (830,599)         18,584,709
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
  Fund share sold [3,409,895 and 29,382,769 shares, respectively] ...................         15,785,185         128,815,638
  Fund share repurchased [19,468,961 and 6,764,422 shares, respectively] ............        (92,404,516)        (29,356,167)
                                                                                            ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS               (76,619,331)         99,459,471
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (77,449,930)        118,044,180
NET ASSETS:
  Beginning of period ...............................................................        394,785,283         276,741,103
                                                                                            ------------        ------------
  End of period .....................................................................       $317,335,353        $394,785,283
                                                                                            ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A11

                  ---------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                  ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value, including securities on loan
       of $138,157,541:
    Unaffiliated investments (cost $536,142,360) .............   $671,198,512
    Affiliated investments (cost $145,646,314) ...............    145,646,314
    Cash .....................................................      1,556,754
    Foreign currency, at value (cost $36,453) ................         30,426
    Receivable for investments sold ..........................      7,087,156
    Receivable for fund share sold ...........................      1,155,084
    Dividends and interest receivable ........................        273,230
    Prepaid expenses .........................................          5,499
                                                                 ------------
       Total Assets ..........................................    826,952,975
                                                                 ------------
LIABILITIES
    Payable to broker for collateral for securities on loan ..    141,518,087
    Payable for investments purchased ........................      5,458,880
    Accrued expenses and other liabilities ...................        186,919
    Payable for fund share repurchased .......................         62,328
    Advisory fees payable ....................................         16,318
    Deferred trustees' fees ..................................         14,159
    Shareholder servicing fees payable .......................          3,708
                                                                 ------------
       Total Liabilities .....................................    147,260,399
                                                                 ------------
NET ASSETS ...................................................   $679,692,576
                                                                 ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $     39,745
       Paid-in capital in excess of par ......................    871,973,543
                                                                 ------------
                                                                  872,013,288
       Accumulated net investment loss .......................       (473,340)
       Accumulated net realized loss on investments ..........    326,897,497)
       Net unrealized appreciation on investments
          and foreign currencies .............................    135,050,125
                                                                 ------------
       Net assets, June 30, 2006 .............................   $679,692,576
                                                                 ============
Net asset value and redemption price per share,
    $679,692,576/39,745,331 shares of beneficial
    interest .................................................   $      17.10
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $8,519
       foreign withholding tax) .............................     $ 2,794,514
    Affiliated dividend income ..............................         270,466
    Affiliated income from securities lending, net ..........          69,001
    Unaffiliated interest ...................................              21
                                                                  -----------
                                                                    3,134,002
                                                                  -----------
EXPENSES
    Advisory fees ...........................................       3,290,757
    Shareholder servicing fees and expenses .................         365,640
    Custodian and accounting fees ...........................          54,000
    Loan interest expense (Note 7) ..........................          12,113
    Insurance expenses ......................................           9,000
    Audit fee ...............................................           7,000
    Trustees' fees ..........................................           7,000
    Legal fees and expenses .................................           6,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          21,493
                                                                  -----------
       Total expenses .......................................       3,776,003
    Less: advisory fee waivers ..............................        (182,820)
                                                                  -----------
       Net expenses .........................................       3,593,183
                                                                  -----------
NET INVESTMENT LOSS .........................................        (459,181)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on investment transactions ............      45,396,235
                                                                  -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................       5,628,284)
       Foreign currencies ...................................          (6,027)
                                                                  -----------
                                                                   (5,634,311)
                                                                  -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................      39,761,924
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $39,302,743
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment loss .............................................................       $    (459,181)      $  (2,274,829)
    Net realized gain on investments and foreign currencies .........................          45,396,235          62,394,176
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................          (5,634,311)        (18,011,751)
                                                                                            -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          39,302,743          42,107,596
                                                                                            -------------       -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [2,141,646 and 3,827,244 shares, respectively] ..................          37,529,664          56,905,368
    Net asset value of shares issued in merger [20,623,831 shares] ..................                  --         336,590,027
    Fund share repurchased [6,852,543 and 8,139,410 shares, respectively] ...........        (115,311,804)       (117,983,913)
                                                                                            -------------       -------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS           (77,782,140)        275,511,482
                                                                                            -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         (38,479,397)        317,619,078
NET ASSETS:
    Beginning of period .............................................................         718,171,973         400,552,895
                                                                                            -------------       -------------
    End of period ...................................................................       $ 679,692,576       $ 718,171,973
                                                                                            =============       =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A12

                  --------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                  --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $242,433,573:
    Unaffiliated investments (cost $1,105,740,986) ...........   $1,213,617,787
    Affiliated investments (cost $307,758,016) ...............      307,758,016
    Cash .....................................................          963,293
    Receivable for fund share sold ...........................        5,637,193
    Receivable for investments sold ..........................        1,055,418
    Dividends and interest receivable ........................          970,647
    Prepaid expenses .........................................           11,508
                                                                 --------------
       Total Assets ..........................................    1,530,013,862
                                                                 --------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      252,451,351
    Payable for investments purchased ........................        3,272,192
    Accrued expenses and other liabilities ...................          438,401
    Advisory fees payable ....................................          429,949
    Deferred trustees' fees ..................................           14,213
    Payable for fund share repurchased .......................           12,767
    Shareholder servicing fees payable .......................            6,804
                                                                 --------------
       Total Liabilities .....................................      256,625,677
                                                                 --------------
NET ASSETS ...................................................   $1,273,388,185
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $       71,640
       Paid-in capital in excess of par ......................    1,081,684,711
                                                                 --------------
                                                                  1,081,756,351
       Undistributed net investment income ...................        5,375,494
       Accumulated net realized gain on investments ..........       78,379,539
       Net unrealized appreciation on investments ............      107,876,801
                                                                 --------------
       Net assets, June 30, 2006 .............................   $1,273,388,185
                                                                 ==============
Net asset value and redemption price per share,
    $1,273,388,185/71,639,807 shares of beneficial
    interest .................................................   $        17.77
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $35,722
       foreign withholding tax) .............................    $ 11,854,773
    Affiliated dividend income ..............................         397,247
    Affiliated income from securities lending, net ..........         297,645
                                                                 ------------
                                                                   12,549,665
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       6,246,839
    Shareholder servicing fees and expenses .................         707,911
    Custodian and accounting fees ...........................         112,000
    Insurance expenses ......................................          20,000
    Loan interest expense (Note 7) ..........................          17,431
    Trustees' fees ..........................................          11,000
    Audit fee ...............................................           7,000
    Legal fees and expenses .................................           4,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          30,777
                                                                 ------------
       Total expenses .......................................       7,159,958
                                                                 ------------
NET INVESTMENT INCOME .......................................       5,389,707
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............      80,674,559
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (60,508,018)
                                                                 ------------
NET GAIN ON INVESTMENTS .....................................      20,166,541
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ 25,556,248
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................      $    5,389,707       $    7,215,942
    Net realized gain on investments ................................................          80,674,559          205,047,739
    Net change in unrealized appreciation (depreciation) on investments .............         (60,508,018)         (54,042,063)
                                                                                           --------------       --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          25,556,248          158,221,618
                                                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................          (6,700,022)          (1,881,089)
    Distributions from net realized gains ...........................................        (205,154,077)        (186,550,192)
                                                                                           --------------       --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ................................................        (211,854,099)        (188,431,281)
                                                                                           --------------       --------------
FUND SHARE TRANSACTIONS:
    Fund share sold [1,182,204 and 8,506,581 shares, respectively] ..................          21,989,868          166,995,056
    Fund share issued in reinvestment of dividends
       [11,476,385 and 10,399,078 shares, respectively] .............................         211,854,099          188,431,281
    Fund share repurchased [13,332,240 and 8,093,210 shares, respectively] ..........        (253,183,773)        (155,977,096)
                                                                                           --------------       --------------
    NETINCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS               (19,339,806)         199,449,241
                                                                                           --------------       --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (205,637,657)         169,239,578
NET ASSETS:
    Beginning of period .............................................................       1,479,025,842        1,309,786,264
                                                                                           --------------       --------------
    End of period (a) ...............................................................      $1,273,388,185       $1,479,025,842
                                                                                           ==============       ==============
    (a) Includes undistributed net investment income of .............................      $    5,375,494       $    6,685,809
                                                                                           --------------       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A13

                           ---------------------------
                           AST MID-CAP VALUE PORTFOLIO
                           ---------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value, including securities on loan
       of $19,003,741:
    Unaffiliated investments (cost $129,155,981) .............   $132,743,420
    Affiliated investments (cost $23,702,225) ................     23,702,225
    Cash .....................................................        285,938
    Receivable for investments sold ..........................      4,214,172
    Receivable for fund share sold ...........................        565,892
    Dividends and interest receivable ........................        108,721
    Tax reclaim receivable ...................................          4,796
    Prepaid expenses .........................................         35,968
                                                                 ------------
       Total Assets ..........................................    161,661,132
                                                                 ------------
LIABILITIES
    Payable to broker for collateral for securities on loan ..     19,650,323
    Payable for investments purchased ........................      2,355,018
    Advisory fees payable ....................................         49,575
    Shareholder servicing fees payable .......................          2,155
    Deferred trustees' fees ..................................          1,710
    Payable for fund share repurchased .......................            538
                                                                 ------------
       Total Liabilities .....................................     22,059,319
                                                                 ------------
NET ASSETS ...................................................   $139,601,813
                                                                 ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $     12,522
       Paid-in capital in excess of par ......................    132,016,031
                                                                 ------------
                                                                  132,028,553
       Undistributed net investment income ...................        339,662
       Accumulated net realized gain on investments ..........      3,647,805
       Net unrealized appreciation on investments ............      3,585,793
                                                                 ------------
       Net assets, June 30, 2006 .............................   $139,601,813
                                                                 ============
Net asset value and redemption price per share,
    $139,601,813/12,521,780 shares of beneficial
    interest .................................................   $      11.15
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................      $1,138,559
    Affiliated dividend income ..............................          84,789
    Affiliated income from securities lending, net ..........          (6,687)
                                                                   ----------
                                                                    1,230,035
                                                                   ----------
EXPENSES
    Advisory fees ...........................................         728,862
    Shareholder servicing fees and expenses .................          76,722
    Custodian and accounting fees ...........................          33,000
    Audit fee ...............................................           7,000
    Loan interest expense (Note 7) ..........................           5,192
    Trustees' fees ..........................................           5,000
    Legal fees and expenses .................................           4,000
    Transfer agent's fees and expenses ......................           3,000
    Insurance expenses ......................................           2,000
    Miscellaneous ...........................................          22,078
                                                                   ----------
        Total expenses ......................................         886,854
                                                                   ----------
NET INVESTMENT INCOME .......................................         343,181
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
        Investment transactions .............................       3,772,140
        Foreign currency transactions .......................           5,839
                                                                   ----------
                                                                    3,777,979
                                                                   ----------
    Net change in unrealized appreciation (depreciation) on:
        Investments .........................................       4,109,891
        Foreign currencies ..................................          (1,376)
                                                                   ----------
                                                                    4,108,515
                                                                   ----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................       7,886,494
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................      $8,229,675
                                                                   ==========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    343,181        $    790,042
    Net realized gain on investments and foreign currencies .........................          3,777,979          51,988,043
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................          4,108,515         (43,906,346)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          8,229,675           8,871,739
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................           (782,677)           (746,664)
    Distributions from net realized gains ...........................................        (24,910,477)                 --
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (25,693,154)           (746,664)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [383,942 and 1,528,865 shares, respectively] ....................          4,373,624          18,514,794
    Fund share issued in reinvestment of dividends
       [2,263,714 and 63,438 shares, respectively] ..................................         25,693,154             746,664
    Fund share repurchased [2,897,777 and 5,063,434 shares, respectively] ...........        (34,296,328)        (61,473,847)
                                                                                            ------------        ------------
   NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ................         (4,229,550)        (42,212,389)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................        (21,693,029)        (34,087,314)
NET ASSETS:
    Beginning of period .............................................................        161,294,842         195,382,156
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $139,601,813        $161,294,842
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $    339,662        $    779,158
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A14

                  ---------------------------------------------
                  AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                  ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $104,013,726:
    Unaffiliated investments (cost $436,917,714) .............    $542,621,473
    Affiliated investments (cost $116,641,370) ...............     116,641,370
    Receivable for investments sold ..........................      21,204,567
    Receivable for fund share sold ...........................       1,405,369
    Dividends and interest receivable ........................         662,937
    Prepaid expenses .........................................           2,581
                                                                  ------------
       Total Assets ..........................................     682,538,297
                                                                  ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..     106,313,051
    Payable to custodian .....................................      14,652,942
    Payable for investments purchased ........................       7,091,500
    Advisory fees payable ....................................         216,955
    Payable for fund share repurchased .......................         192,691
    Accrued expenses and other liabilities ...................          75,527
    Shareholder servicing fees payable .......................           2,940
    Deferred trustees' fees ..................................           2,715
                                                                  ------------
       Total Liabilities .....................................     128,548,321
                                                                  ------------
NET ASSETS ...................................................    $553,989,976
                                                                  ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................    $     19,382
       Paid-in capital in excess of par ......................     408,178,393
                                                                  ------------
                                                                   408,197,775
       Undistributed net investment income ...................       3,468,411
       Accumulated net realized gain on investments .........       36,620,031
       Net unrealized appreciation on investments ............     105,703,759
                                                                  ------------
       Net assets, June 30, 2006 .............................    $553,989,976
                                                                  ============
Net asset value and redemption price per share,
    $553,989,976/19,382,019 shares of beneficial
    interest .................................................    $      28.58
                                                                  ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $278,138
       foreign withholding tax) .............................     $ 5,568,176
    Affiliated dividend income ..............................         278,154
    Unaffiliated interest ...................................         220,909
    Affiliated income from securities lending, net ..........          42,562
                                                                  -----------
                                                                    6,109,801
                                                                  -----------
EXPENSES
    Advisory fees ...........................................       2,284,232
    Shareholder servicing fees and expenses .................         253,804
    Custodian and accounting fees ...........................          55,000
    Audit fee ...............................................           7,000
    Loan interest expense (Note 7) ..........................           5,231
    Trustees' fees ..........................................           5,000
    Legal fees and expenses .................................           5,000
    Insurance expenses ......................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          15,408
                                                                  -----------
       Total expenses .......................................       2,638,675
                                                                  -----------
NET INVESTMENT INCOME .......................................       3,471,126
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................      38,102,581
       Foreign currency transactions ........................         (53,659)
                                                                  -----------
                                                                   38,048,922
                                                                  -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................      10,231,564
                                                                  -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................      48,280,486
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $51,751,612
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  3,471,126        $  1,882,160
    Net realized gain on investments and foreign currencies .........................         38,048,922          37,588,729
    Net change in unrealized appreciation on investments and foreign currencies .....         10,231,564          43,733,448
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         51,751,612          83,204,337
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (1,574,398)           (699,254)
    Distributions from net realized gains ...........................................        (36,519,178)        (20,829,591)
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (38,093,576)        (21,528,845)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [6,496,176 and 7,262,259 shares, respectively] ..................        187,786,403         181,644,878
    Fund share issued in reinvestment of dividends
      [1,407,225 and 960,681 shares, respectively] ..................................         38,093,576          21,528,845
    Fund share repurchased [3,711,924 and 3,553,090 shares, respectively] ...........       (103,975,690)        (84,510,861)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        121,904,289         118,662,862
                                                                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS ........................................................        135,562,325         180,338,354
NET ASSETS:
    Beginning of period .............................................................        418,427,651         238,089,297
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $553,989,976        $418,427,651
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  3,468,411        $  1,571,683
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A15

                  --------------------------------------------
                  AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                  --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $137,368,666:
    Unaffiliated investments (cost $892,446,423) .............   $  867,505,086
    Affiliated investments (cost $160,383,148) ...............      160,383,148
    Cash .....................................................          848,189
    Receivable for investments sold ..........................        5,017,536
    Receivable for fund share sold ...........................        4,675,633
    Dividends and interest receivable ........................          730,901
    Prepaid expenses .........................................            1,835
                                                                 --------------
       Total Assets ..........................................    1,039,162,328
                                                                 --------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      141,688,892
    Payable for investments purchased ........................       15,159,121
    Payable for fund share repurchased .......................        1,281,825
    Accrued expenses and other liabilities ...................          293,218
    Advisory fees payable ....................................          284,190
    Deferred trustees' fees ..................................            5,590
    Shareholder servicing fees payable .......................            4,719
                                                                 --------------
       Total Liabilities .....................................      158,717,555
                                                                 --------------
NET ASSETS ...................................................   $  880,444,773
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $       88,932
       Paid-in capital in excess of par ......................    1,121,415,499
                                                                 --------------
                                                                  1,121,504,431
       Undistributed net investment income ...................        1,789,522
       Accumulated net realized loss on investments .........      (217,907,843)
       Net unrealized depreciation on investments ............      (24,941,337)
                                                                 --------------
       Net assets, June 30, 2006 .............................   $  880,444,773
                                                                 ==============
Net asset value and redemption price per share,
    $880,444,773/88,931,564 shares of beneficial
    interest .................................................   $         9.90
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $26,507
       foreign withholding tax) .............................    $  4,063,068
    Affiliated dividend income ..............................         794,935
    Affiliated income from securities lending, net ..........        (277,657)
                                                                 ------------
                                                                    5,135,660
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       2,918,528
    Shareholder servicing fees and expenses .................         324,281
    Custodian and accounting fees ...........................          49,000
    Audit fee ...............................................           7,000
    Trustees' fees ..........................................           6,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Loan interest expense (Note 7) ..........................           2,721
    Insurance expenses ......................................           2,000
    Miscellaneous ...........................................          23,019
                                                                 ------------
       Total expenses .......................................       3,340,549
                                                                 ------------
NET INVESTMENT INCOME .......................................       1,795,111
                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES
    Net realized loss on investment transactions ............      (8,315,832)
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (31,516,555)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (39,832,387)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(38,037,276)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $  1,795,111        $   (752,716)
    Net realized gain (loss) on investmentsand foreign currencies ...................         (8,315,832)         60,395,683
    Net change in unrealized appreciation (depreciation)
       on investmentsand foreign currencies .........................................        (31,516,555)        (27,853,507)
                                                                                            ------------        ------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............        (38,037,276)         31,789,460
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [63,797,954 and 14,195,435 shares, respectively] ................        657,220,839         141,740,538
    Fund share repurchased [7,705,125 and 10,589,452 shares, respectively] ..........        (76,232,944)        (94,171,221)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        580,987,895          47,569,317
                                                                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS ........................................................        542,950,619          79,358,777
NET ASSETS:
    Beginning of period .............................................................        337,494,154         258,135,377
                                                                                            ------------        ------------
    End of period (a) ...............................................................        880,444,773         337,494,154
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  1,789,522        $         --
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A16

                            ------------------------
                            AST MFS GROWTH PORTFOLIO
                            ------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $54,907,182:
    Unaffiliated investments (cost $454,130,773) .............   $ 456,649,799
    Affiliated investments (cost $56,248,978) ................      56,248,978
    Receivable for investments sold ..........................       7,883,910
    Receivable for fund share sold ...........................       3,528,759
    Dividends and interest receivable ........................         340,515
    Prepaid expenses .........................................           4,437
                                                                 -------------
       Total Assets ..........................................     524,656,398
                                                                 -------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      56,248,538
    Payable for investments purchased ........................       8,820,551
    Accrued expenses and other liabilities ...................         213,090
    Advisory fees payable ....................................          11,816
    Deferred trustees' fees ..................................           9,444
    Payable for fund share repurchased .......................           2,791
    Shareholder servicing fees payable .......................           2,471
                                                                 -------------
       Total Liabilities .....................................      65,308,701
                                                                 -------------
NET ASSETS ...................................................   $ 459,347,697
                                                                 =============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $      53,643
       Paid-in capital in excess of par ......................     815,262,545
                                                                 -------------
                                                                   815,316,188
       Undistributed net investment income ...................         158,852
       Accumulated net realized loss on investments .........     (358,650,076)
       Net unrealized appreciation on investmentsand
          foreign currencies .................................       2,522,733
                                                                 -------------
       Net assets, June 30, 2006 .............................   $ 459,347,697
                                                                 =============
Net asset value and redemption price per share,
    $459,347,697/53,642,774 shares of beneficial
    interest .................................................   $        8.56
                                                                 =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $64,037
       foreign withholding tax) .............................    $  2,294,391
    Unaffiliated interest ...................................         520,286
    Affiliated income from securities lending, net ..........          20,580
    Affiliated dividend income ..............................           1,831
                                                                 ------------
                                                                    2,837,088
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       2,340,947
    Shareholder servicing fees and expenses .................         260,105
    Custodian and accounting fees ...........................          66,000
    Trustees' fees ..........................................           9,000
    Audit fee ...............................................           7,000
    Insurance expenses ......................................           7,000
    Legal fees and expenses .................................           4,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          40,299
                                                                 ------------
       Total expenses .......................................       2,737,351
    Less: advisory fee waivers ..............................         (78,032)
                                                                 ------------
       Net expenses .........................................       2,659,319
                                                                 ------------
NET INVESTMENT INCOME .......................................         177,769
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
       Investment transactions ..............................      21,918,138
       Foreign currency transactions ........................           5,091
                                                                 ------------
                                                                   21,923,229
                                                                 ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (21,917,270)
       Foreign currencies ...................................            (667)
                                                                 ------------
                                                                  (21,917,937)
                                                                 ------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................           5,292
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $    183,061
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $     177,769       $     (2,207)
    Net realized gain on investments and foreign currencies .........................          21,923,229         62,577,558
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................         (21,917,937)       (29,193,166)
                                                                                            -------------       ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................             183,061         33,382,185
                                                                                            -------------       ------------
DIVIDENDS:
    Dividends from net investment income ............................................                  --            (59,767)
                                                                                            -------------       ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [790,488 and 7,786,849 shares, respectively] ....................           6,868,095         62,785,917
    Fund share issued in reinvestment of dividends
       [0 and 7,752 shares, respectively] ...........................................                  --             59,767
    Fund share repurchased [12,028,408 and 9,151,893 shares, respectively] ..........        (105,081,562)       (73,714,195)
                                                                                            -------------       ------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............         (98,213,467)       (10,868,511)
                                                                                            -------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         (98,030,406)        22,453,907
NET ASSETS:
    Beginning of period .............................................................         557,378,103        534,924,196
                                                                                            -------------       ------------
    End of period (a) ...............................................................       $ 459,347,697       $557,378,103
                                                                                            =============       ============
    (a) Includes undistributed net investment income of .............................       $     158,852       $         --
                                                                                            -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A17

                      ------------------------------------
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      ------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $433,609,735:
    Unaffiliated investments (cost $2,729,887,032) ...........    $3,320,154,963
    Affiliated investments (cost $511,335,152) ...............       511,335,152
    Cash .....................................................        16,718,551
    Receivable for investments sold ..........................        96,517,722
    Receivable for fund share sold ...........................        35,423,911
    Dividends and interest receivable ........................         1,743,591
    Prepaid expenses .........................................            21,988
                                                                  --------------
       Total Assets ..........................................     3,981,915,878
                                                                  --------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..       446,136,268
    Payable for investments purchased ........................        20,113,354
    Payable for fund share repurchased .......................         3,976,256
    Advisory fees payable ....................................         1,194,245
    Accrued expenses and other liabilities ...................           394,246
    Deferred trustees' fees ..................................            22,587
    Shareholder servicing fees payable .......................            18,678
                                                                  --------------
       Total Liabilities .....................................       471,855,634
                                                                  --------------
NET ASSETS ...................................................    $3,510,060,244
                                                                 ===============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................    $      185,187
       Paid-in capital in excess of par ......................     3,003,620,498
                                                                  --------------
                                                                   3,003,805,685
       Accumulated net investment loss .......................          (636,445)
       Accumulated net realized loss on investments ..........       (83,376,927)
       Net unrealized appreciation on investments ............       590,267,931
                                                                  --------------
       Net assets, June 30, 2006 .............................    $3,510,060,244
                                                                  ==============
Net asset value and redemption price per share,
    $3,510,060,244/185,187,119 shares of beneficial
    interest .................................................    $        18.95
                                                                  ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $1,125,741
       foreign withholding tax) .............................    $ 13,341,976
    Affiliated dividend income ..............................       2,201,426
    Affiliated income from securities lending, net ..........       1,079,316
                                                                 ------------
                                                                   16,622,718
                                                                 ------------
EXPENSES
    Advisory fees ...........................................      15,554,676
    Shareholder servicing fees and expenses .................       1,728,297
    Custodian and accounting fees ...........................         200,000
    Insurance expenses ......................................          41,000
    Trustees' fees ..........................................          17,000
    Audit fee ...............................................           7,000
    Legal fees and expenses .................................           7,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          48,326
                                                                 ------------
       Total expenses .......................................      17,606,299
    Less: advisory fee waivers ..............................        (369,722)
                                                                 ------------
       Net expenses .........................................      17,236,577
                                                                 ------------
NET INVESTMENT LOSS .........................................        (613,859)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............     143,730,286
    Net change in unrealized appreciation (depreciation)
       on investments .......................................    (179,763,512)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (36,033,226)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(36,647,085)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $     (613,859)     $    1,833,558
    Net realized gain on investments ................................................          143,730,286          61,281,452
    Net change in unrealized appreciation (depreciation) on investments .............         (179,763,512)        140,775,458
                                                                                            --------------      --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................          (36,647,085)        203,890,468
                                                                                            --------------      --------------
DIVIDENDS:
    Dividends from net investment income ............................................           (1,826,532)                 --
                                                                                            --------------      --------------
FUND SHARE TRANSACTIONS:
    Fund share sold [43,386,473 and 56,831,130 shares, respectively] ................          844,530,050       1,022,868,275
    Fund share issued in reinvestment of dividends
       [92,155 and 0 shares, respectively] ..........................................            1,826,532                  --
    Fund share repurchased [31,068,733 and 12,554,420 shares, respectively] .........         (593,948,338)       (225,652,812)
                                                                                            --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............          252,408,244         797,215,463
                                                                                            --------------      --------------
TOTAL INCREASE IN NET ASSETS ........................................................          213,934,627       1,001,105,931
NET ASSETS:
    Beginning of period .............................................................        3,296,125,617       2,295,019,686
                                                                                            --------------      --------------
    End of period (a) ...............................................................       $3,510,060,244      $3,296,125,617
                                                                                            ==============      ==============
    (a) Includes undistributed net investment income of .............................       $           --      $    1,803,946
                                                                                            --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A18

                 -----------------------------------------------
                 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                 -----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $92,342,608:
    Unaffiliated investments (cost $580,257,090) .............   $  641,307,815
    Affiliated investments (cost $98,337,751) ................       98,337,751
    Cash .....................................................       13,438,854
    Receivable for fund share sold ...........................          768,719
    Dividends and interest receivable ........................          156,429
    Prepaid expenses .........................................            6,657
                                                                 --------------
       Total Assets ..........................................      754,016,225
                                                                 --------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..       95,566,103
    Payable for investments purchased ........................        2,818,938
    Advisory fees payable ....................................          167,359
    Accrued expenses and other liabilities ...................           73,024
    Payable for fund share repurchased .......................           57,679
    Deferred trustees' fees ..................................           42,540
    Shareholder servicing fees payable .......................            3,720
                                                                 --------------
       Total Liabilities .....................................       98,729,363
                                                                 --------------
NET ASSETS ...................................................   $  655,286,862
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $       29,797
       Paid-in capital in excess of par ......................    1,433,088,834
                                                                 --------------
                                                                  1,433,118,631
       Accumulated net investment loss .......................         (367,395)
       Accumulated net realized loss on investments .........      (838,515,099)
       Net unrealized appreciation on investments ............       61,050,725
                                                                 --------------
       Net assets, June 30, 2006 .............................   $  655,286,862
                                                                 ==============
Net asset value and redemption price per share,
    $655,286,862/29,796,893 shares of beneficial
    interest .................................................   $        21.99
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $2,409
       foreign withholding tax) .............................    $  3,138,948
    Affiliated dividend income ..............................          52,705
    Affiliated income from securities lending, net ..........          41,152
    Unaffiliated interest ...................................           1,068
                                                                 ------------
                                                                    3,233,873
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       3,269,312
    Shareholder servicing fees and expenses .................         363,257
    Custodian and accounting fees ...........................          81,000
    Trustees' fees ..........................................          10,000
    Insurance expenses ......................................           9,000
    Audit fee ...............................................           7,000
    Legal fees and expenses .................................           6,000
    Loan interest expense (Note 7) ..........................           4,977
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          43,573
                                                                 ------------
       Total expenses .......................................       3,797,119
    Less: advisory fee waivers ..............................        (238,391)
                                                                 ------------
       Net expenses .........................................       3,558,728
                                                                 ------------
NET INVESTMENT LOSS .........................................        (324,855)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............      27,780,783
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (31,667,043)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................      (3,886,260)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ (4,211,115)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment loss .............................................................       $    (324,855)     $     (73,624)
    Net realized gain on investments ................................................          27,780,783         56,452,451
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................         (31,667,043)       (38,917,990)
                                                                                            -------------      -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................          (4,211,115)        17,460,837
                                                                                            -------------      -------------
DIVIDENDS:
    Dividends from net investment income ............................................                  --         (4,445,171)
                                                                                            -------------      -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [209,414 and 226,432 shares, respectively] ......................           4,766,892          4,751,228
    Fund share issued in reinvestment of dividends
       [0 and 223,600 shares, respectively] .........................................                  --          4,445,171
    Fund share repurchased [4,396,963 and 11,265,130 shares, respectively] ..........        (100,372,897)      (235,885,776)
                                                                                            -------------      -------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............         (95,606,005)      (226,689,377)
                                                                                            -------------      -------------
TOTAL DECREASE IN NET ASSETS ........................................................         (99,817,120)      (213,673,711)
NET ASSETS:
    Beginning of period .............................................................         755,103,982        968,777,693
                                                                                            -------------      -------------
    End of period ...................................................................       $ 655,286,862      $ 755,103,982
                                                                                            =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A19

                       ----------------------------------
                       AST DeAM LARGE-CAP VALUE PORTFOLIO
                       ----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $9,322,544:
    Unaffiliated investments (cost $185,421,794) .............    $196,925,149
    Affiliated investments (cost $19,302,529) ................      19,302,529
    Cash .....................................................       1,441,270
    Receivable for investments sold ..........................      39,248,398
    Receivable for fund share sold ...........................         783,591
    Dividends and interest receivable ........................         223,860
    Prepaid expenses .........................................           1,622
                                                                  ------------
       Total Assets ..........................................     257,926,419
                                                                  ------------
LIABILITIES:
    Payable for investments purchased ........................      41,897,737
    Payable to broker for collateral for securities on loan ..       9,548,174
    Advisory fees payable ....................................          39,938
    Accrued expenses and other liabilities ...................          21,243
    Due to broker-variation margin ...........................          19,200
    Payable for fund share repurchased .......................          14,258
    Deferred trustees' fees ..................................           1,294
    Shareholder servicing fees payable .......................           1,105
                                                                  ------------
       Total Liabilities .....................................      51,542,949
                                                                  ------------
NET ASSETS ...................................................    $206,383,470
                                                                  ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................    $     17,268
       Paid-in capital in excess of par ......................     182,207,194
                                                                  ------------
                                                                   182,224,462
       Undistributed net investment income ...................       1,325,305
       Accumulated net realized gain on investments .........       11,218,161
       Net unrealized appreciation on investments ............      11,615,542
                                                                  ------------
       Net assets, June 30, 2006 .............................    $206,383,470
                                                                  ============
Net asset value and redemption price per share,
    $206,383,470/17,268,351 shares of beneficial
    interest .................................................    $      11.95
                                                                  ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................    $ 2,065,397
    Affiliated dividend income ..............................        228,940
    Unaffiliated interest ...................................         16,972
    Affiliated income from securities lending, net ..........          5,634
                                                                 -----------
                                                                   2,316,943
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        821,900
    Shareholder servicing fees and expenses .................         96,694
    Custodian and accounting fees ...........................         36,000
    Audit fee ...............................................          7,000
    Trustees' fees ..........................................          5,000
    Legal fees and expenses .................................          5,000
    Transfer agent's fees and expenses ......................          3,000
    Insurance expenses ......................................          2,000
    Miscellaneous ...........................................         13,749
                                                                 -----------
       Total expenses .......................................        990,343
                                                                 -----------
NET INVESTMENT INCOME .......................................      1,326,600
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain (loss) on:
       Investment transactions ..............................     11,575,472
       Futures transactions .................................       (169,616)
                                                                 -----------
                                                                  11,405,856
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................       (186,834)
       Futures ..............................................        210,737
                                                                 -----------
                                                                      23,903
                                                                 -----------
NET GAIN ON INVESTMENTS .....................................     11,429,759
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $12,756,359
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  1,326,600        $  2,088,085
    Net realized gain on investments ................................................         11,405,856          21,223,727
    Net change in unrealized appreciation (depreciation) on investments .............             23,903          (9,889,501)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         12,756,359          13,422,311
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (2,016,766)         (1,868,042)
    Distributions from net realized gains ...........................................        (19,612,840)                 --
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (21,629,606)         (1,868,042)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [2,942,877 and 4,379,020 shares, respectively] ..................         36,191,347          51,395,662
    Fund share issued in reinvestment of dividends
       [1,800,966 and 185,314 shares, respectively] .................................         21,629,606           1,868,042
    Fund share repurchased [1,400,157 and 7,240,748 shares, respectively] ...........        (16,673,209)        (82,573,966)
                                                                                            ------------        ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ....         41,147,744         (29,310,262)
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         32,274,497         (17,755,993)
NET ASSETS:
    Beginning of period .............................................................        174,108,973         191,864,966
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $206,383,470        $174,108,973
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  1,325,305        $  2,015,471
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A20

                          -----------------------------
                          AST LARGE-CAP VALUE PORTFOLIO
                          -----------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value, including securities on loan
       of $128,592,410:
    Unaffiliated investments (cost $1,358,139,315) ...........   $1,390,155,873
    Affiliated investments (cost $218,668,285) ...............      218,668,285
    Cash .....................................................       11,097,336
    Receivable for investments sold ..........................       75,847,941
    Receivable for fund share sold ...........................        4,471,751
    Dividends and interest receivable ........................        2,533,171
    Prepaid expenses .........................................            5,711
                                                                 --------------
       Total Assets ..........................................    1,702,780,068
                                                                 --------------
LIABILITIES
    Payable to broker for collateral for securities on loan ..      132,520,472
    Payable for investments purchased ........................      104,863,472
    Payable for fund share repurchased .......................        1,756,144
    Advisory fees payable ....................................          351,449
    Accrued expenses and other liabilities ...................          260,737
    Due to broker-variation margin ...........................          115,200
    Deferred trustees' fees ..................................           14,662
    Shareholder servicing fees payable .......................            7,926
                                                                 --------------
       Total Liabilities .....................................      239,890,062
                                                                 --------------
NET ASSETS ...................................................   $1,462,890,006
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $       82,643
       Paid-in capital in excess of par ......................    1,400,523,680
                                                                 --------------
                                                                  1,400,606,323
       Undistributed net investment income ...................        9,811,122
       Accumulated net realized gain on investments .........        20,585,603
       Net unrealized appreciation on investments ............       31,886,958
                                                                 --------------
       Net assets, June 30, 2006 .............................   $1,462,890,006
                                                                 ==============
Net asset value and redemption price per share,
    $1,462,890,006/82,643,235 shares of beneficial
    interest .................................................   $        17.70
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $4,879
       foreign withholding tax) .............................    $13,459,833
    Affiliated dividend income ..............................      1,312,285
    Affiliated income from securities lending, net ..........         53,629
                                                                 -----------
                                                                  14,825,747
                                                                 -----------
EXPENSES
    Advisory fees ...........................................      4,322,341
    Shareholder servicing fees and expenses .................        576,312
    Custodian and accounting fees ...........................         75,000
    Insurance expenses ......................................         11,000
    Trustees' fees ..........................................          9,000
    Audit fee ...............................................          7,000
    Legal fees and expenses .................................          4,000
    Transfer agent's fees and expenses ......................          3,000
    Miscellaneous ...........................................         38,971
                                                                 -----------
       Total expenses .......................................      5,046,624
    Less: advisory fee waivers ..............................        (46,661)
                                                                 -----------
       Net expenses .........................................      4,999,963
                                                                 -----------
NET INVESTMENT INCOME .......................................      9,825,784
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain(loss)on:
       Investment transactions ..............................     23,017,949
       Futures transactions .................................     (1,358,157)
                                                                 -----------
                                                                  21,659,792
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................      2,559,035
       Futures ..............................................       (129,600)
                                                                 -----------
                                                                   2,429,435
                                                                 -----------
NET GAIN ON INVESTMENTS .....................................     24,089,227
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $33,915,011
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    9,825,784      $   9,568,495
    Net realized gain on investments ................................................           21,659,792         80,034,921
    Net change in unrealized appreciation (depreciation) on investments .............            2,429,435        (47,497,682)
                                                                                            --------------      -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................           33,915,011         42,105,734
                                                                                            --------------      -------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................           (9,288,928)        (5,779,623)
    Distributions from net realized gains ...........................................          (27,022,462)                --
                                                                                            --------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................          (36,311,390)        (5,779,623)
                                                                                            --------------      -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [40,988,413 and 13,314,670 shares, respectively] ................          733,111,795        228,003,819
    Fund share issued in reinvestment of dividends
       [2,024,047 and 358,984 shares, respectively] .................................           36,311,390          5,779,623
    Fund share repurchased [5,061,247 and 7,195,539 shares, respectively] ...........          (89,361,090)      (121,694,882)
                                                                                            --------------      -------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............          680,062,095        112,088,560
                                                                                            --------------      -------------
TOTAL INCREASE IN NET ASSETS ........................................................          677,665,716        148,414,671
NET ASSETS:
    Beginning of period .............................................................          785,224,290        636,809,619
                                                                                            --------------      -------------
    End of period (a) ...............................................................       $1,462,890,006      $ 785,224,290
                                                                                            ==============      =============
    (a) Includes undistributed net investment income of .............................       $    9,811,122      $   9,274,266
                                                                                            --------------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A21

                   ------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   ------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $19,564,347:
    Unaffiliated investments (cost $257,591,294) .............   $300,464,538
    Affiliated investments (cost $26,046,253) ................     26,046,253
    Cash .....................................................        989,955
    Receivable for investments sold ..........................      3,016,690
    Receivable for fund share sold ...........................      2,763,220
    Dividends and interest receivable ........................        402,714
    Prepaid expenses .........................................          2,559
                                                                 ------------
       Total Assets ..........................................    333,685,929
                                                                 ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..     20,526,266
    Payable for investments purchased ........................        301,158
    Advisory fees payable ....................................         71,077
    Accrued expenses and other liabilities ...................         37,011
    Deferred trustees' fees ..................................          1,795
    Shareholder servicing fees payable .......................          1,678
    Payable for fund share repurchased .......................            139
                                                                 ------------
       Total Liabilities .....................................     20,939,124
                                                                 ------------
NET ASSETS ...................................................   $312,746,805
                                                                 ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $     25,881
       Paid-in capital in excess of par ......................    256,464,119
                                                                 ------------
                                                                  256,490,000
       Undistributed net investment income ...................      2,283,521
       Accumulated net realized gain on investments .........      11,100,040
       Net unrealized appreciation on investments ............     42,873,244
                                                                 ------------
       Net assets, June 30, 2006 .............................   $312,746,805
                                                                 ============
Net asset value and redemption price per share,
    $312,746,805/25,881,106 shares of beneficial
    interest .................................................   $      12.08
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $7,839
       foreign withholding tax) .............................    $ 3,503,305
    Affiliated dividend income ..............................        111,198
    Affiliated income from securities lending, net ..........         16,364
                                                                 -----------
                                                                   3,630,867
                                                                 -----------
EXPENSES
    Advisory fees ...........................................      1,105,466
    Shareholder servicing fees and expenses .................        147,395
    Custodian and accounting fees ...........................         41,000
    Audit fee ...............................................          7,000
    Trustees' fees ..........................................          6,000
    Legal fees and expenses .................................          6,000
    Insurance expenses ......................................          5,000
    Transfer agent's fees and expenses ......................          3,000
    Miscellaneous ...........................................         24,691
                                                                 -----------
       Total expenses .......................................      1,345,552
                                                                 -----------
NET INVESTMENT INCOME .......................................      2,285,315
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............     12,489,328
    Net change in unrealized appreciation (depreciation)
       on investments .......................................       (430,557)
                                                                 -----------
NET GAIN ON INVESTMENTS .....................................     12,058,771
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $14,344,086
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  2,285,315        $  4,164,278
    Net realized gain on investments ................................................         12,489,328          18,610,732
    Net change in unrealized appreciation (depreciation) on investments .............           (430,557)         (6,832,901)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         14,344,086          15,942,109
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (4,164,278)         (3,382,698)
    Distributions from net realized gains ...........................................        (18,461,908)         (6,873,972)
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (22,626,186)        (10,256,670)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [2,874,682 and 5,584,568 shares, respectively] ..................         35,146,284          66,873,137
    Fund share issued in reinvestment of dividends
       [1,856,126 and 883,436 shares, respectively] .................................         22,626,186          10,256,670
    Fund share repurchased [2,162,634 and 6,622,699 shares, respectively] ...........        (26,957,088)        (80,085,275)
                                                                                            ------------        ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ....         30,815,382          (2,955,468)
                                                                                            ------------        ------------
TOTAL INCREASE IN NET ASSETS ........................................................         22,533,282           2,729,971
NET ASSETS:
    Beginning of period .............................................................        290,213,523         287,483,552
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $312,746,805        $290,213,523
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  2,283,521        $  4,162,484
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A22

                       -----------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
                       -----------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $314,179,554) .............   $422,526,695
    Affiliated investments (cost $6,787,770) .................      6,787,770
    Cash .....................................................      1,534,955
    Receivable for fund share sold ...........................      2,304,674
    Receivable for investments sold ..........................      2,036,992
    Dividends and interest receivable ........................      1,725,150
    Prepaid expenses .........................................         74,714
                                                                 ------------
        Total Assets .........................................    436,990,950
                                                                 ------------
LIABILITIES:
    Payable for investments purchased ........................      1,882,461
    Advisory fees payable ....................................        117,370
    Payable for fund share repurchased .......................         13,323
    Deferred trustees' fees ..................................          2,739
    Shareholder servicing fees payable .......................          2,438
                                                                 ------------
        Total Liabilities ....................................      2,018,331
                                                                 ------------
NET ASSETS ...................................................   $434,972,619
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     24,919
        Paid-in capital in excess of par .....................    276,490,464
                                                                 ------------
                                                                  276,515,383
        Undistributed net investment income ..................      5,289,720
        Accumulated net realized gain on investments .........     44,820,375
        Net unrealized appreciation on investments ...........    108,347,141
                                                                 ------------
        Net assets, June 30, 2006 ............................   $434,972,619
                                                                 ============
Net asset value and redemption price per share,
    $434,972,619/24,919,423 shares of beneficial
    interest .................................................   $      17.46
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................    $ 7,676,143
    Affiliated dividend income ..............................        130,123
                                                                 -----------
                                                                   7,806,266
                                                                 -----------
EXPENSES
    Advisory fees ...........................................      2,181,092
    Shareholder servicing fees and expenses .................        218,109
    Custodian and accounting fees ...........................         44,000
    Loan interest expense (Note 7) ..........................         20,973
    Audit fee ...............................................          7,000
    Insurance expenses ......................................          7,000
    Trustees' fees ..........................................          6,000
    Legal fees and expenses .................................          5,000
    Transfer agent's fees and expenses ......................          3,000
    Miscellaneous ...........................................         21,633
                                                                 -----------
       Total expenses .......................................      2,513,807
                                                                 -----------
NET INVESTMENT INCOME .......................................      5,292,459
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................     38,726,240
       Foreign currency transactions ........................        (14,830)
                                                                 -----------
                                                                  38,711,410
                                                                 -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     13,012,750
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     51,724,160
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $57,016,619
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  5,292,459        $  13,076,188
    Net realized gainon investments and foreign currencies ..........................         38,711,410           58,018,287
    Net change in unrealized appreciation (depreciation) on investments .............         13,012,750          (20,000,091)
                                                                                            ------------        -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................         57,016,619           51,094,384
                                                                                            ------------        -------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (6,289,949)          (5,939,611)
    Distributions from net realized gains ...........................................        (62,249,895)         (29,397,709)
                                                                                            ------------        -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (68,539,844)         (35,337,320)
                                                                                            ------------        -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [1,826,077 and 3,854,331 shares, respectively] ..................         33,268,111           63,807,972
    Fund share issued in reinvestment of dividends
       [3,839,768 and 2,464,249 shares, respectively] ...............................         68,539,844           35,337,320
    Fund share repurchased [3,824,653 and 7,910,147 shares, respectively] ...........        (65,563,232)        (128,131,135)
                                                                                            ------------        -------------
   NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ......         36,244,723          (28,985,843)
                                                                                            ------------        -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         24,721,498          (13,228,779)
NET ASSETS:
    Beginning of period .............................................................        410,251,121          423,479,900
                                                                                            ------------        -------------
    End of period(a) ................................................................       $434,972,619        $ 410,251,121
                                                                                            ============        =============
    (a) Includes undistributed net investment income of .............................       $  5,289,720        $   6,287,210
                                                                                            ------------        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A23

                -------------------------------------------------
                AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
                -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value, including securities on loan
       of $46,365,632:
    Unaffiliated investments (cost $383,015,040) .............   $ 425,666,599
    Affiliated investments (cost $55,139,881) ................      55,139,881
    Receivable for investments sold ..........................       4,611,139
    Cash .....................................................       1,141,308
    Dividends and interest receivable ........................         553,394
    Receivable for fund share sold ...........................          72,038
    Prepaid expenses .........................................          24,526
                                                                 -------------
       Total Assets ..........................................     487,208,885
                                                                 -------------
LIABILITIES
    Payable to broker for collateral for securities on loan ..      48,268,130
    Payable for investments purchased ........................       6,108,113
    Advisory fees payable ....................................          58,799
    Deferred trustees' fees ..................................           9,773
    Payable for fund share repurchased .......................           2,723
    Shareholder servicing fees payable .......................           2,348
                                                                 -------------
       Total Liabilities .....................................      54,449,886
                                                                 -------------
NET ASSETS ...................................................   $ 432,758,999
                                                                 =============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $      35,919
       Paid-in capital in excess of par ......................     493,700,516
                                                                 -------------
                                                                   493,736,435
       Undistributed net investment income ...................       2,839,284
       Accumulated net realized loss on investments ..........    (106,468,279)
       Net unrealized appreciation on investments ............      42,651,559
                                                                 -------------
       Net assets, June 30, 2006 .............................   $ 432,758,999
                                                                 =============
Net asset value and redemption price per share,
    $432,758,999/35,919,026 shares of beneficial
    interest .................................................   $       12.05
                                                                 =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $9,753
       foreign withholding tax) .............................    $  4,526,199
    Affiliated dividend income ..............................          64,433
    Affiliated income from securities lending, net ..........          39,059
    Unaffiliated interest ...................................           3,445
                                                                 ------------
                                                                    4,633,136
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       1,433,987
    Shareholder servicing fees and expenses .................         238,703
    Custodian and accounting fees ...........................          50,000
    Trustees' fees ..........................................           9,000
    Loan interest expense (Note 7)...........................           7,796
    Audit fee ...............................................           7,000
    Insurance expenses ......................................           7,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          22,593
                                                                 ------------
       Total expenses .......................................       1,784,079
                                                                 ------------
NET INVESTMENT INCOME .......................................       2,849,057
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............      18,625,935
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (22,861,545)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................      (4,235,610)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ (1,386,553)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  2,849,057        $   5,041,460
    Net realized gain on investments ................................................         18,625,935           31,422,790
    Net change in unrealized appreciation (depreciation) on investments .............        (22,861,545)         (23,259,298)
                                                                                            ------------        -------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................         (1,386,553)          13,204,952
                                                                                            ------------        -------------
DIVIDENDS:
    Dividends from net investment income ............................................         (5,026,006)          (6,896,193)
                                                                                            ------------        -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [466,845 and 3,898,744 shares, respectively] ....................          5,729,268           45,894,609
    Fund share issued in reinvestment of dividends
       [401,439 and 610,282 shares, respectively] ...................................          5,026,006            6,896,193
    Net asset value of shares issued in merger
       [0 and 7,420,768 shares, respectively] .......................................                 --           92,091,735
    Fund share repurchased [6,856,946 and 16,937,940 shares, respectively] ..........        (84,212,436)        (200,228,334)
                                                                                            ------------        -------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        (73,457,162)         (55,345,797)
                                                                                            ------------        -------------
TOTAL DECREASE IN NET ASSETS ........................................................        (79,869,721)         (49,037,038)
NET ASSETS:
    Beginning of period .............................................................        512,628,720          561,665,758
                                                                                            ------------        -------------
    End of period (a) ...............................................................       $432,758,999        $ 512,628,720
                                                                                            ============        =============
    (a) Includes undistributed net investment income of .............................       $  2,839,284        $   5,016,233
                                                                                            ------------        -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A24

                 ----------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                 ----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $20,755,751:
    Unaffiliated investments (cost $333,439,422) .............   $352,662,077
    Affiliated investments (cost $21,571,448) ................     21,571,448
    Cash .....................................................        114,295
    Receivable for fund share sold ...........................      1,445,348
    Dividends and interest receivable ........................        474,557
    Prepaid expenses .........................................          3,476
    Receivable for investments sold ..........................          2,293
                                                                 ------------
       Total Assets ..........................................    376,273,494
                                                                 ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..     21,571,143
    Advisory fees payable ....................................        139,368
    Accrued expenses and other liabilities ...................         42,153
    Deferred trustees' fees ..................................          7,058
    Payable for fund share repurchased .......................          3,371
    Payable for investments purchased ........................          2,293
    Shareholder servicing fees payable .......................          1,921
                                                                 ------------
       Total Liabilities .....................................     21,767,307
                                                                 ------------
NET ASSETS ...................................................   $354,506,187
                                                                 ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $     25,700
       Paid-in capital in excess of par ......................    398,034,434
                                                                 ------------
                                                                  398,060,134
       Undistributed net investment income ...................      2,944,960
       Accumulated net realized loss on investments ..........    (65,721,562)
       Net unrealized appreciation on investments ............     19,222,655
                                                                 ------------
       Net assets, June 30, 2006 .............................   $354,506,187
                                                                 ============
Net asset value and redemption price per share,
    $354,506,187/25,699,883 shares of beneficial
    interest .................................................   $      13.79
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................    $ 4,598,467
    Unaffiliated interest ...................................         44,046
    Affiliated income from securities lending, net ..........         29,388
    Affiliated dividend income ..............................            533
                                                                 -----------
                                                                   4,672,434
                                                                 -----------
EXPENSES
    Advisory fees ...........................................      1,415,278
    Shareholder servicing fees and expenses .................        188,704
    Custodian and accounting fees ...........................         65,000
    Audit fee ...............................................          7,000
    Trustees' fees ..........................................          6,000
    Insurance expenses ......................................          5,000
    Legal fees and expenses .................................          4,000
    Transfer agent's fees and expenses ......................          3,000
    Loan interest expense (Note 7) ..........................          1,066
    Miscellaneous ...........................................         25,368
                                                                 -----------
       Total expenses .......................................      1,720,416
                                                                 -----------
NET INVESTMENT INCOME .......................................      2,952,018
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................      9,853,783
       Futures transactions .................................        (49,200)
                                                                 -----------
                                                                   9,804,583
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (2,718,417)
       Futures ..............................................         16,975
       Foreign currencies ...................................            183
                                                                 -----------
                                                                  (2,701,259)
                                                                 -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................      7,103,324
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $10,055,342
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  2,952,018        $  6,813,258
    Net realized gain on investments ................................................          9,804,583          28,318,664
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................         (2,701,259)        (17,632,164)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         10,055,342          17,499,758
                                                                                            ------------        ------------
DIVIDENDS:
    Dividends from net investment income ............................................         (6,705,668)         (7,184,462)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [290,364 and 1,071,386 shares, respectively] ....................          4,004,322          14,347,041
    Fund share issued in reinvestment of dividends
       [479,662 and 562,604 shares, respectively] ...................................          6,705,668           7,184,462
    Fund share repurchased [3,821,627 and 7,002,009 shares, respectively] ...........        (52,838,373)        (92,473,471)
                                                                                            ------------        ------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        (42,128,383)        (70,941,968)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................        (38,778,709)        (60,626,672)
NET ASSETS:
    Beginning of period .............................................................        393,284,896         453,911,568
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $354,506,187        $393,284,896
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  2,944,960        $  6,698,610
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A25

                 -----------------------------------------------
                 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                 -----------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $229,063,824:
    Unaffiliated investments (cost $2,486,601,973) ...........   $2,625,699,670
    Affiliated investments (cost $249,205,447) ...............      249,205,447
    Cash .....................................................        7,514,724
    Receivable for fund share sold ...........................        5,421,117
    Receivable for investments sold ..........................        3,449,827
    Dividends receivable .....................................        2,628,489
    Prepaid expenses .........................................           20,446
                                                                 --------------
       Total Assets ..........................................    2,893,939,720
                                                                 --------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      237,622,524
    Payable for investments purchased ........................        7,232,175
    Payable for fund share repurchased .......................          863,862
    Advisory fees payable ....................................          599,889
    Accrued expenses and other liabilities ...................          300,080
    Deferred trustees' fees ..................................           24,865
    Shareholder servicing fees payable .......................           14,396
                                                                 --------------
       Total Liabilities .....................................      246,657,791
                                                                 --------------
NET ASSETS ...................................................   $2,647,281,929
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $      130,681
       Paid-in capital in excess of par ......................    2,461,112,546
                                                                 --------------
                                                                  2,461,243,227
       Undistributed net investment income ...................       15,772,399
       Accumulated net realized gain on investments .........        31,168,606
       Net unrealized appreciation on investments ............      139,097,697
                                                                 --------------
       Net assets, June 30, 2006 .............................   $2,647,281,929
                                                                 ==============

Net asset value and redemption price per share,
    $2,647,281,929/130,681,421 shares of beneficial
    interest .................................................   $        20.26
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................    $26,805,060
    Affiliated dividend income ..............................        427,661
    Affiliated income from securities lending, net ..........         79,522
                                                                 -----------
                                                                  27,312,243
                                                                 -----------
EXPENSES
    Advisory fees ...........................................     10,276,961
    Shareholder servicing fees and expenses .................      1,370,261
    Custodian and accounting fees ...........................        171,000
    Loan interest expense (Note 7) ..........................         42,902
    Insurance expenses ......................................         37,000
    Trustees' fees ..........................................         16,000
    Audit fee ...............................................          7,000
    Legal fees and expenses .................................          6,000
    Transfer agent's fees and expenses ......................          3,000
    Miscellaneous ...........................................         22,041
                                                                 -----------
       Total expenses .......................................     11,952,165
    Less: advisory fee waivers ..............................       (437,186)
                                                                 -----------
       Net expenses .........................................     11,514,979
                                                                 -----------
NET INVESTMENT INCOME .......................................     15,797,264
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............     72,287,397
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     54,029,246)
                                                                 -----------
NET GAIN ON INVESTMENTS .....................................     18,258,151
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $34,055,415
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $   15,797,264      $   27,071,270
    Net realized gain on investments ................................................           72,287,397         233,795,441
    Net change in unrealized appreciation (depreciation) on investments .............          (54,029,246)       (138,155,100)
                                                                                            --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................           34,055,415         122,711,611
                                                                                            --------------      --------------
DIVIDENDS:
    Dividends from net investment income ............................................          (27,071,270)        (26,811,111)
                                                                                            --------------      --------------
FUND SHARE TRANSACTIONS:
    Fund share sold [19,630,382 and 35,613,718 shares, respectively] ................          404,642,339         696,024,950
    Fund share issued in reinvestment of dividends
       [1,295,899 and 1,416,330 shares, respectively] ...............................           27,071,270          26,811,111
    Fund share repurchased [28,954,940 and 8,601,010 shares, respectively] ..........         (594,165,388)       (168,193,135)
                                                                                            --------------      --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ....         (162,451,779)        554,642,926
                                                                                            --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         (155,467,634)        650,543,426
NET ASSETS:
    Beginning of period .............................................................        2,802,749,563       2,152,206,137
                                                                                            --------------      --------------
    End of period (a) ...............................................................       $2,647,281,929      $2,802,749,563
                                                                                            ==============      ==============
    (a) Includes undistributed net investment income of .............................       $   15,772,399      $   27,046,405
                                                                                            --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A26

                         -------------------------------
                         AST GLOBAL ALLOCATION PORTFOLIO
                         -------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Affiliated investments (cost $178,090,727) ...............   $186,352,424
    Cash .....................................................        257,571
    Dividends and interest receivable ........................         50,404
    Receivable for fund share sold ...........................          5,620
    Prepaid expenses .........................................          1,576
                                                                 ------------
        Total Assets .........................................    186,667,595
                                                                 ------------
LIABILITIES:
    Payable for fund share repurchased .......................        459,473
    Accrued expenses and other liabilities ...................         98,343
    Deferred trustees' fees ..................................          6,805
    Advisory fees payable ....................................          1,009
                                                                 ------------
        Total Liabilities ....................................        565,630
                                                                 ------------
NET ASSETS ...................................................   $186,101,965
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     14,976
        Paid-in capital in excess of par .....................    247,911,948
                                                                 ------------
                                                                  247,926,924
        Undistributed net investment income ..................      3,245,230
        Accumulated net realized loss on investments .........    (73,331,886)
        Net unrealized appreciation on investments ...........      8,261,697
                                                                 ------------
        Net assets, June 30, 2006 ............................   $186,101,965
                                                                 ============
Net asset value and redemption price per share,
    $186,101,965/14,976,404 shares of beneficial
    interest .................................................   $      12.43
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income ............................     $ 3,079,704
    Affiliated dividend income ..............................         327,795
    Unaffiliated interest ...................................           3,627
                                                                  -----------
                                                                    3,411,126
                                                                  -----------
EXPENSES
    Advisory fees ...........................................          98,575
    Custodian and accounting fees ...........................          31,000
    Audit fee ...............................................          10,000
    Legal fees and expenses .................................           6,000
    Trustees' fees ..........................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Insurance expenses ......................................           1,000
    Miscellaneous ...........................................           4,516
                                                                  -----------
       Total expenses .......................................         159,091
                                                                  -----------
NET INVESTMENT INCOME .......................................       3,252,035
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized loss on investment transactions ............       2,296,441
    Net capital gain distribution received ..................       1,257,537
                                                                  -----------
                                                                    3,553,978
                                                                  -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................      (3,582,797)
                                                                  -----------
NET LOSS ON INVESTMENTS .....................................         (28,819)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $ 3,223,216
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  3,252,035        $  3,675,725
    Net realized gain on investments ................................................          3,553,978          16,687,328
    Net change in unrealized appreciation (depreciation) on investments .............         (3,582,797)         (6,432,136)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          3,223,216          13,930,917
                                                                                            ------------        ------------
DIVIDENDS:
    Dividends from net investment income ............................................         (5,250,669)         (7,424,965)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [419,745 and 923,927 shares, respectively] ......................          5,348,491          11,127,115
    Fund share issued in reinvestment of dividends
       [414,091 and 647,903 shares, respectively] ...................................          5,250,669           7,424,965
    Fund share repurchased [1,955,924 and 4,530,787 shares, respectively] ...........        (24,701,169)        (54,553,763)
                                                                                            ------------        ------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        (14,102,009)        (36,001,683)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................        (16,129,462)        (29,495,731)
NET ASSETS:
    Beginning of period .............................................................        202,231,427         231,727,158
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $186,101,965        $202,231,427
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  3,245,230        $  5,243,864
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A27

                -------------------------------------------------
                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                -------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $4,980,104:
    Unaffiliated investments (cost $179,042,384) .............     $184,523,856
    Affiliated investments (cost $5,227,481) .................        5,227,481
    Cash .....................................................          458,174
    Receivable for investments sold ..........................        5,501,190
    Dividends and interest receivable ........................          773,494
    Receivable for fund share sold ...........................            7,942
    Prepaid expenses .........................................            1,879
                                                                   ------------
       Total Assets ..........................................      196,494,016
                                                                   ------------
LIABILITIES:
    Payable for investments purchased ........................       12,901,930
    Payable to broker for collateral for securities on loan ..        5,227,481
    Payable for fund share repurchased .......................          287,488
    Advisory fees payable ....................................           59,281
    Accrued expenses and other liabilities ...................           55,839
    Deferred trustees' fees ..................................            3,442
    Due to broker-variation margin ...........................            1,600
    Shareholder servicing fees payable .......................              968
                                                                   ------------
       Total Liabilities .....................................       18,538,029
                                                                   ------------
NET ASSETS ...................................................     $177,955,987
                                                                   ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................     $     12,840
       Paid-in capital in excess of par ......................      165,694,252
                                                                   ------------
                                                                    165,707,092
       Undistributed net investment income ...................        1,735,776
       Accumulated net realized gain on investments .........         5,031,997
       Net unrealized appreciation on investments ............        5,481,122
                                                                   ------------
       Net assets, June 30, 2006 .............................     $177,955,987
                                                                   ============
Net asset value and redemption price per share,
    $177,955,987/12,839,852 shares of beneficial
    interest .................................................     $      13.86
                                                                   ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................     $ 1,864,022
    Unaffiliated dividend income (net of $196
       foreign withholding tax) .............................         873,377
    Affiliated income from securities lending, net ..........           6,662
    Affiliated dividend income ..............................           5,439
                                                                  -----------
                                                                    2,749,500
                                                                  -----------
EXPENSES
    Advisory fees ...........................................         815,481
    Shareholder servicing fees and expenses .................          95,939
    Custodian and accounting fees ...........................          55,000
    Audit fee ...............................................           9,000
    Trustees' fees ..........................................           6,000
    Legal fees and expenses .................................           6,000
    Transfer agent's fees and expenses ......................           3,000
    Insurance expenses ......................................           3,000
    Miscellaneous ...........................................          36,416
                                                                  -----------
       Total expenses .......................................       1,029,836
    Less: advisory fee waivers ..............................         (28,782)
                                                                  -----------
       Net expenses .........................................       1,001,054
                                                                  -----------
NET INVESTMENT INCOME .......................................       1,748,446
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................       6,164,413
       Futures transactions .................................          (2,713)
       Foreign currency transactions ........................          15,657
                                                                  -----------
                                                                    6,177,357
                                                                  -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................      (5,208,100)
       Futures ..............................................           4,500
                                                                  -----------
                                                                   (5,203,600)
                                                                  -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................         973,757
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $ 2,722,203
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  1,748,446        $  3,663,089
    Net realized gain on investments and foreign currencies .........................          6,177,357          12,918,943
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................         (5,203,600)         (7,256,561)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          2,722,203           9,325,471
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (3,783,197)         (3,659,041)
    Distributions from net realized gains ...........................................         (4,621,758)                 --
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................         (8,404,955)         (3,659,041)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [244,574 and 1,215,777 shares, respectively] ....................          3,400,589          16,802,226
    Fund share issued in reinvestment of dividends
       [599,070 and 271,643 shares, respectively] ...................................          8,404,955           3,659,041
    Fund share repurchased [2,379,211 and 3,930,970 shares, respectively] ...........        (33,521,695)        (54,467,278)
                                                                                            ------------        ------------
    NET DECREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        (21,716,151)        (34,006,011)
                                                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS ........................................................        (27,398,903)        (28,339,581)
NET ASSETS:
    Beginning of period .............................................................        205,354,890         233,694,471
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $177,955,987        $205,354,890
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  1,735,776        $  3,770,527
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A28

                  --------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                  --------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $34,990,406:
    Unaffiliated investments (cost $380,807,533) .............    $407,494,988
    Affiliated investments (cost $41,809,270) ................      41,809,270
    Foreign currency, at value (cost $7,699) .................           7,557
    Receivable for investments sold ..........................       3,171,158
    Dividends and interest receivable ........................       1,937,547
    Prepaid expenses .........................................           3,800
    Receivable for fund share sold ...........................             182
                                                                  ------------
       Total Assets ..........................................     454,424,502
                                                                  ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      36,044,009
    Payable for investments purchased ........................       3,522,017
    Payable to custodian .....................................         696,812
    Payable for fund share repurchased .......................         609,254
    Accrued expenses and other liabilities ...................         269,351
    Advisory fees payable ....................................          13,028
    Deferred trustees' fees ..................................           5,080
    Shareholder servicing fees payable .......................           2,725
                                                                  ------------
       Total Liabilities .....................................      41,162,276
                                                                  ------------
NET ASSETS ...................................................    $413,262,226
                                                                  ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................    $     25,766
       Paid-in capital in excess of par ......................     365,910,581
                                                                  ------------
                                                                   365,936,347
       Undistributed net investment income ...................       4,581,481
       Accumulated net realized gain on investments .........       16,097,341
       Net unrealized appreciation on investments ............      26,647,057
                                                                  ------------
       Net assets, June 30, 2006 .............................    $413,262,226
                                                                  ============
Net asset value and redemption price per share,
    $413,262,226/25,766,064 shares of beneficial
    interest .................................................    $      16.04
                                                                  ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................    $  3,615,996
    Unaffiliated dividend income (net of $106,411
       foreign withholding tax) .............................       3,071,103
    Affiliated dividend income ..............................         141,082
    Affiliated income from securities lending, net ..........          36,686
                                                                 ------------
                                                                    6,864,867
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       1,818,574
    Shareholder servicing fees and expenses .................         213,950
    Custodian and accounting fees ...........................          57,000
    Audit fee ...............................................           7,000
    Trustees' fees ..........................................           7,000
    Insurance expenses ......................................           6,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          67,196
                                                                 ------------
       Total expenses .......................................       2,184,720
                                                                 ------------
NET INVESTMENT INCOME .......................................       4,680,147
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
       Investment transactions ..............................      17,481,714
       Foreign currency transactions ........................           8,034
                                                                 ------------
                                                                   17,489,748
                                                                 ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (12,103,153)
       Foreign currencies ...................................          18,574
                                                                 ------------
                                                                  (12,084,579)
                                                                 ------------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................       5,405,169
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ 10,085,316
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  4,680,147        $  7,662,334
    Net realized gain on investments and foreign currencies .........................         17,489,748          30,027,675
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................        (12,084,579)        (17,777,225)
                                                                                            ------------        ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         10,085,316          19,912,784
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (7,708,282)         (8,054,346)
    Distributions from net realized gains ...........................................        (29,962,889)         (3,430,531)
                                                                                            ------------        ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................        (37,671,171)        (11,484,877)
                                                                                            ------------        ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [1,350,985 and 2,379,790 shares, respectively] ..................         22,924,522          39,362,112
    Fund share issued in reinvestment of dividends
       [2,313,955 and 717,355 shares, respectively] .................................         37,671,171          11,484,877
    Fund share repurchased [3,085,369 and 3,538,421 shares, respectively] ...........        (50,894,974)        (58,870,825)
                                                                                            ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .....          9,700,719          (8,023,836)
                                                                                            ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (17,885,136)            404,071
NET ASSETS:
    Beginning of period .............................................................        431,147,362         430,743,291
                                                                                            ------------        ------------
    End of period (a) ...............................................................       $413,262,226        $431,147,362
                                                                                            ============        ============
    (a) Includes undistributed net investment income of .............................       $  4,581,481        $  7,609,616
                                                                                            ------------        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A29

                     ---------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $8,228,387:
    Unaffiliated investments (cost $467,703,622) .............     $465,460,559
    Affiliated investments (cost $29,865,858) ................       29,865,858
    Cash .....................................................        2,966,575
    Foreign currency, at value (cost $293,729) ...............          300,095
    Receivable for investments sold ..........................       10,359,574
    Dividends and interest receivable ........................        7,158,066
    Unrealized appreciation on foreign currency
       forward contracts .....................................        3,061,568
    Due from broker-variation margin .........................        1,058,118
    Receivable for fund share sold ...........................           36,252
    Prepaid expenses .........................................            3,910
                                                                   ------------
       Total Assets ..........................................      520,270,575
                                                                   ------------
LIABILITIES:
    Payable for investments purchased ........................       13,003,091
    Payable for fund share repurchased .......................        9,109,352
    Payable to broker for collateral for securities on loan ..        8,403,727
    Unrealized depreciation on foreign currency
       forward contracts .....................................        4,127,355
    Advisory fees payable ....................................          175,082
    Accrued expenses and other liabilities ...................          118,487
    Deferred trustees' fees ..................................            3,002
    Shareholder servicing fees payable .......................            2,668
                                                                   ------------
       Total Liabilities .....................................       34,942,764
                                                                   ------------
NET ASSETS ...................................................     $485,327,811
                                                                   ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................     $     43,761
       Paid-in capital in excess of par ......................      485,120,483
                                                                   ------------
                                                                    485,164,244
       Undistributed net investment income ...................          250,047
       Accumulated net realized gain on investments .........         3,247,405
       Net unrealized depreciation on investments ............       (3,333,885)
                                                                   ------------
       Net assets, June 30, 2006 .............................     $485,327,811
                                                                   ============
Net asset value and redemption price per share,
    $485,327,811/43,760,991 shares of beneficial
    interest .................................................     $      11.09
                                                                   ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................     $10,757,766
    Affiliated dividend income ..............................         403,536
    Affiliated income from securities lending, net ..........          12,152
    Unaffiliated dividend income (net of $3,973
       foreign withholding tax) .............................           3,527
                                                                  -----------
                                                                   11,176,981
                                                                  -----------
EXPENSES
    Advisory fees ...........................................       2,012,231
    Shareholder servicing fees and expenses .................         251,529
    Custodian and accounting fees ...........................         125,000
    Audit fee ...............................................          11,000
    Insurance expenses ......................................           8,000
    Trustees' fees ..........................................           7,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Loan interest expense (Note 7) ..........................           2,238
    Miscellaneous ...........................................          29,966
                                                                  -----------
       Total expenses .......................................       2,454,964
                                                                  -----------
NET INVESTMENT INCOME .......................................       8,722,017
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................      (2,254,130)
       Futures transactions .................................         953,198
       Foreign currency transactions ........................       5,250,494
                                                                  -----------
                                                                    3,949,562
                                                                  -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................      (2,539,035)
       Futures ..............................................         211,541
       Foreign currencies ...................................        (620,456)
                                                                  -----------
                                                                   (2,947,950)
                                                                  -----------
NET GAIN ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................       1,001,612
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $ 9,723,629
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $   8,722,017       $ 12,636,019
    Net realized gain (loss) on investments and foreign currencies ..................           3,949,562         (4,027,368)
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................          (2,947,950)       (28,544,702)
                                                                                            -------------       ------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................           9,723,629        (19,936,051)
                                                                                            -------------       ------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................          (8,044,880)       (13,926,328)
    Distributions from net realized gains ...........................................          (4,904,491)          (516,865)
                                                                                            -------------       ------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................         (12,949,371)       (14,443,193)
                                                                                            -------------       ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [5,517,722 and 19,761,315 shares, respectively] .................          61,051,830        226,454,124
    Fund share issued in reinvestment of dividends
       [1,175,078 and 1,262,515 shares, respectively] ...............................          12,949,371         14,443,193
    Fund share repurchased [11,189,295 and 2,538,996 shares, respectively] ..........        (125,014,767)       (28,967,926)
                                                                                            -------------       ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .....         (51,013,566)       211,929,391
                                                                                            -------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         (54,239,308)       177,550,147
NET ASSETS:
    Beginning of period .............................................................         539,567,119        362,016,972
                                                                                            -------------       ------------
    End of period (a) ...............................................................       $ 485,327,811       $539,567,119
                                                                                            =============       ============
    (a) Includes undistributed net investment income of .............................       $     250,047       $         --
                                                                                            -------------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A30

                          -----------------------------
                          AST HIGH YIELD BOND PORTFOLIO
                          -----------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value, including securities on loan
       of $87,539,533:
    Unaffiliated investments (cost $531,027,130) .............    $523,156,488
    Affiliated investments (cost $91,040,787) ................      91,040,787
    Cash .....................................................       3,796,686
    Foreign currency, at value (cost $1,377,830) .............       1,386,749
    Receivable for investments sold ..........................       9,517,764
    Dividends and interest receivable ........................       7,819,254
    Unrealized appreciation on swaps .........................         883,831
    Unrealized appreciation on foreign currency
       forward contracts .....................................         342,587
    Receivable for fund share sold ...........................         257,975
    Prepaid expenses .........................................           4,243
                                                                  ------------
       Total Assets ..........................................     638,206,364
                                                                  ------------
LIABILITIES
    Payable to broker for collateral for securities on loan ..      88,195,707
    Payable for investments purchased ........................      47,863,630
    Unrealized depreciation on foreign currency
       forward contracts .....................................         849,190
    Premium for swaps sold ...................................         685,314
    Payable for fund share repurchased .......................         659,357
    Unrealized depreciation on swaps .........................         201,104
    Advisory fees payable ....................................         136,739
    Accrued expenses and other liabilities ...................          66,904
    Due to broker-variation margin ...........................          24,797
    Deferred trustees' fees ..................................          10,293
    Shareholder servicing fees payable .......................           2,723
                                                                  ------------
       Total Liabilities .....................................     138,695,758
                                                                  ------------
NET ASSETS ...................................................    $499,510,606
                                                                  ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................    $     64,146
       Paid-in capital in excess of par ......................     685,230,267
                                                                  ------------
                                                                   685,294,413
       Undistributed net investment income ...................      22,203,936
       Accumulated net realized loss on investments .........     (199,804,874)
       Net unrealized depreciation on investments ............      (8,182,869)
                                                                  ------------
       Net assets, June 30, 2006 .............................    $499,510,606
                                                                  ============
Net asset value and redemption price per share,
    $499,510,606/64,146,476 shares of beneficial
    interest .................................................    $       7.79
                                                                  ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................     $24,228,374
    Affiliated dividend income ..............................         687,134
    Affiliated income from securities lending, net ..........         227,996
                                                                  -----------
                                                                   25,143,504
                                                                  -----------
EXPENSES
    Advisory fees ...........................................       2,346,942
    Shareholder servicing fees and expenses .................         312,837
    Custodian and accounting fees ...........................          66,000
    Loan interest expense (Note 7) ..........................          46,021
    Audit fee ...............................................          10,000
    Trustees' fees ..........................................           7,000
    Legal fees and expenses .................................           5,000
    Insurance expenses ......................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          48,080
                                                                  -----------
       Total expenses .......................................       2,849,880
                                                                  -----------
NET INVESTMENT INCOME .......................................      22,293,624
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................      (5,885,819)
       Futures transactions .................................          43,667
       Swaps ................................................          88,233
       Foreign currency transactions ........................      (2,646,150)
                                                                  -----------
                                                                   (8,400,069)
                                                                  -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................         137,297
       Futures ..............................................        (383,889)
       Swaps ................................................         682,727
       Foreign currencies ...................................        (109,780)
                                                                  -----------
                                                                      326,355
                                                                  -----------
NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................      (8,073,714)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $14,219,910
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  22,293,624       $  45,915,514
    Net realized gain on investments and foreign currencies .........................          (8,400,069)         17,885,797
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................             326,355         (55,663,010)
                                                                                            -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          14,219,910           8,138,301
                                                                                            -------------       -------------
DIVIDENDS:
    Dividends from net investment income ............................................         (52,430,986)        (49,411,104)
                                                                                            -------------       -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [20,460,503 and 52,993,413 shares, respectively] ................         165,446,585         437,976,613
    Fund share issued in reinvestment of dividends
       [6,704,729 and 6,092,618 shares, respectively] ...............................          52,430,986          49,411,104
    Fund share repurchased [36,736,324 and 75,292,898 shares, respectively] .........        (291,356,760)       (639,503,158)
                                                                                            -------------       -------------
   NET DECREASEIN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .................         (73,479,189)       (152,115,441)
                                                                                            -------------       -------------
TOTAL DECREASE IN NET ASSETS ........................................................        (111,690,265)       (193,388,244)
NET ASSETS:
    Beginning of period .............................................................         611,200,871         804,589,115
                                                                                            -------------       -------------
    End of period(a) ................................................................       $ 499,510,606       $ 611,200,871
                                                                                            =============       =============
    (a) Includes undistributed net investment income of .............................       $  22,203,936       $  52,341,298
                                                                                            -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A31

                    ----------------------------------------
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                    ----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value, including securities on loan
       of $110,022,144:
    Unaffiliated investments (cost $521,858,716) .............     $513,425,436
    Affiliated investments (cost $118,886,358) ...............      118,886,358
    Cash .....................................................        6,387,807
    Receivable for investments sold ..........................       16,517,295
    Dividends and interest receivable ........................        8,275,197
    Prepaid expenses .........................................            4,849
    Receivable for fund share sold ...........................            1,570
                                                                   ------------
       Total Assets ..........................................      663,498,512
                                                                   ------------
LIABILITIES:
    Payable to broker for collateral for securities on loan ..      111,776,724
    Payable for investments purchased ........................       10,115,733
    Payable for fund share repurchased .......................        4,923,123
    Advisory fees payable ....................................          157,445
    Accrued expenses and other liabilities ...................           60,571
    Shareholder servicing fees payable .......................            2,946
    Deferred trustees' fees ..................................            1,822
                                                                   ------------
       Total Liabilities .....................................      127,038,364
                                                                   ------------
NET ASSETS ...................................................     $536,460,148
                                                                   ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................     $     49,163
       Paid-in capital in excess of par ......................      528,019,856
                                                                   ------------
                                                                    528,069,019
       Undistributed net investment income ...................       16,540,358
       Accumulated net realized gain on investments .........           284,051
       Net unrealized depreciation on investments ............       (8,433,280)
                                                                   ------------
       Net assets, June 30, 2006 .............................     $536,460,148
                                                                   ============
Net asset value and redemption price per share,
    $536,460,148/49,163,286 shares of beneficial
    interest .................................................     $      10.91
                                                                   ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................     $17,986,638
    Unaffiliated dividend income ............................         804,943
    Affiliated income from securities lending, net ..........         245,544
    Affiliated dividend income ..............................         219,423
                                                                  -----------
                                                                   19,256,548
                                                                  -----------
EXPENSES
    Advisory fees ...........................................       2,395,833
    Shareholder servicing fees and expenses .................         299,479
    Custodian and accounting fees ...........................          68,000
    Loan interest expense (Note 7) ..........................          20,027
    Audit fee ...............................................          10,000
    Trustees' fees ..........................................          10,000
    Insurance expenses ......................................          10,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................           8,555
                                                                  -----------
       Total expenses .......................................       2,829,894
    Less: advisory fee waivers ..............................        (115,526)
                                                                  -----------
       Net expenses .........................................       2,714,368
                                                                  -----------
NET INVESTMENT INCOME .......................................      16,542,176
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................       1,929,637
       Foreign currency transactions ........................          (2,115)
                                                                  -----------
                                                                    1,927,522
                                                                  -----------
    Net change in unrealized appreciation
       (depreciation) on investments ........................      (2,176,334)
                                                                  -----------
NET LOSS ON INVESTMENTS .....................................        (248,812)
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................     $16,293,368
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $  16,542,180       $  29,307,029
    Net realized gain on investments and foreign currencies .........................           1,927,522           6,235,420
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................          (2,176,334)        (25,691,819)
                                                                                            -------------       -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          16,293,368           9,850,630
                                                                                            -------------       -------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (29,501,458)        (20,447,151)
    Distributions from net realized gains ...........................................          (7,657,484)         (5,417,609)
                                                                                            -------------       -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................         (37,158,942)        (25,864,760)
                                                                                            -------------       -------------
FUND SHARE TRANSACTIONS:
    Fund share sold [4,556,979 and 344,900,443 shares, respectively] ................          50,311,819         393,803,047
    Fund share issued in reinvestment of dividends
       [3,405,955 and 2,344,948 shares, respectively] ...............................          37,158,967          25,864,760
    Fund share repurchased [17,781,578 and 14,724,230 shares, respectively] .........        (198,598,988)       (166,712,579)
                                                                                            -------------       -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .....        (111,128,202)        252,955,228
                                                                                            -------------       -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................        (131,993,776)        236,941,098
NET ASSETS:
    Beginning of period .............................................................         668,453,924         431,512,826
                                                                                            -------------       -------------
    End of period (a) ...............................................................       $ 536,460,148       $ 668,453,924
                                                                                            =============       =============
    (a) Includes undistributed net investment income of .............................       $  16,540,358       $  29,499,636
                                                                                            -------------       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A32

                      -------------------------------------
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      -------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $2,720,467,021) ...........   $2,683,286,948
    Affiliated investments (cost $15,955,506) ................       15,955,506
    Receivable for investments sold ..........................       30,102,327
    Dividends and interest receivable ........................        7,218,310
    Due from broker-variation margin .........................        5,394,006
    Receivable for fund share sold ...........................        3,064,689
    Unrealized appreciation on swap agreements .............            707,294
    Unrealized appreciation on foreign currency
       forward contracts .....................................          575,153
    Prepaid expenses .........................................           14,873
                                                                 --------------
       Total Assets ..........................................    2,746,319,106
                                                                 --------------
LIABILITIES:
    Payable for investments purchased ........................      330,968,643
    Payable for fund share repurchased .......................        9,211,779
    Written options outstanding, at value
       (premium received $5,994,943) .........................        7,443,767
    Unrealized depreciation on foreign currency
       forward contracts .....................................        6,619,186
    Foreign currency, at value (cost $5,352,835) .............        5,581,666
    Unrealized depreciation on swap agreements .............          1,746,735
    Swap contracts, outstanding ..............................        1,592,576
    Payable to custodian .....................................          850,199
    Advisory fees payable ....................................          538,651
    Accrued expenses and other liabilities ...................          204,224
    Deferred trustees' fees ..................................           34,163
    Shareholder servicing fees payable .......................           12,991
                                                                 --------------
       Total Liabilities .....................................      364,804,580
                                                                 --------------
NET ASSETS ...................................................   $2,381,514,526
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $      217,766
       Paid-in capital in excess of par ......................    2,426,520,258
                                                                 --------------
                                                                  2,426,738,024
       Undistributed net investment income ...................       45,732,166
       Accumulated net realized gain (loss) on investments   .      (25,550,753)
       Net unrealized depreciation on investments ............       65,404,911)
                                                                 --------------
       Net assets, June 30, 2006 .............................   $2,381,514,526
                                                                 ==============
Net asset value and redemption price per share,
    $2,381,514,526/217,765,734 shares of beneficial
    interest .................................................   $        10.94
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................    $ 51,485,476
    Unaffiliated dividend income ............................       2,276,408
    Affiliated dividend income ..............................         957,816
                                                                 ------------
                                                                   54,719,700
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       6,992,723
    Shareholder servicing fees and expenses .................       1,075,804
    Custodian and accounting fees ...........................         193,000
    Insurance expenses ......................................          21,000
    Trustees' fees ..........................................          15,000
    Audit fee ...............................................          10,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          43,960
                                                                 ------------
       Total expenses .......................................       8,359,487
                                                                 ------------
NET INVESTMENT INCOME .......................................      46,360,213
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................      (3,969,192)
       Futures transactions .................................      (3,604,887)
       Options written ......................................         718,384
       Swap agreements ......................................      (2,485,944)
       Foreign currency transactions ........................      (1,382,940)
                                                                 ------------
                                                                  (10,724,579)
                                                                 ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (31,204,522)
       Futures ..............................................     (19,622,509)
       Foreign currencies ...................................      (5,754,154)
       Options written ......................................      (2,099,714)
       Swap agreements ......................................         589,091
                                                                 ------------
                                                                  (58,091,808)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (68,816,387)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(22,456,174)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................      $   46,360,213       $   63,295,335
    Net realized gain (loss) on investments and foreign currencies ..................         (10,724,579)           4,049,174
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................         (58,091,808)         (22,208,918)
                                                                                           --------------       --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................         (22,456,174)          45,135,591
                                                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................         (78,851,182)         (65,710,860)
    Distributions from net realized gains ...........................................                  --          (58,011,968)
                                                                                           --------------       --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................         (78,851,182)        (123,722,828)
                                                                                           --------------       --------------
FUND SHARE TRANSACTIONS:
    Fund share sold [79,314,706 and 20,063,532 shares, respectively] ................         890,982,374          228,941,294
    Fund share issued in reinvestment of dividends
       [7,116,534 and 11,186,512 shares, respectively] ..............................          78,851,193          123,722,824
    Fund share repurchased [25,007,060 and 67,904,576 shares, respectively] .........        (277,690,165)        (801,621,850)
                                                                                           --------------       --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS .....         692,143,402         (448,957,732)
                                                                                           --------------       --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         590,836,046         (527,544,969)
NET ASSETS:
    Beginning of period .............................................................       1,790,678,480        2,318,223,449
                                                                                           --------------       --------------
    End of period (a) ...............................................................      $2,381,514,526       $1,790,678,480
                                                                                           ==============       ==============
    (a) Includes undistributed net investment income of .............................      $   45,732,166       $   78,223,135
                                                                                           --------------       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A33

                    -----------------------------------------
                    AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $1,472,453,105) ...........   $1,471,170,485
    Affiliated investments (cost $2,368,471) .................        2,368,471
    Cash .....................................................       40,727,379
    Foreign currency, at value (cost $10,133,955) ............       10,270,334
    Dividends and interest receivable ........................        5,043,181
    Unrealized appreciation on swap agreements .............          2,866,701
    Unrealized appreciation on foreign currency
       forward contracts .....................................           91,026
    Due from broker-variation margin .........................           45,313
    Receivable for investments sold ..........................           41,250
    Receivable for fund share sold ...........................           27,513
    Prepaid expenses .........................................           13,340
                                                                 --------------
       Total Assets ..........................................    1,532,664,993
                                                                 --------------
LIABILITIES:
    Payable for investments purchased ........................       56,579,213
    Payable for fund share repurchased .......................       13,354,010
    Swap contracts, outstanding ..............................        8,781,382
    Unrealized depreciation on foreign currency
       forward contracts .....................................        6,700,802
    Unrealized depreciation on swap agreements .............          3,805,950
    Accrued expenses and other liabilities ...................          335,067
    Advisory fees payable ....................................          162,765
    Written options outstanding, at value
       (premium received $469,913) ...........................           84,205
    Deferred trustees' fees ..................................           14,567
                                                                 --------------
       Total Liabilities .....................................       89,817,961
                                                                 --------------
NET ASSETS ...................................................   $1,442,847,032
                                                                 ==============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $      132,843
       Paid-in capital in excess of par ......................    1,446,070,452
                                                                 --------------
                                                                  1,446,203,295
       Undistributed net investment income ...................       29,258,760
       Accumulated realized loss on investments ..............      (23,897,167)
       Net unrealized depreciation on investments ............       (8,717,856)
                                                                 --------------
       Net assets, June 30, 2006 .............................   $1,442,847,032
                                                                 ==============
Net asset value and redemption price per share,
    $1,442,847,032/132,842,732 shares of beneficial
    interest .................................................   $        10.86
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................    $ 34,696,940
    Affiliated dividend income ..............................         425,046
    Unaffiliated dividend income ............................          82,500
                                                                 ------------
                                                                   35,204,486
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       4,970,847
    Shareholder servicing fees and expenses .................         764,746
    Custodian and accounting fees ...........................         150,000
    Insurance expenses ......................................          26,000
    Trustees' fees ..........................................          12,000
    Audit fee ...............................................          10,000
    Legal fees and expenses .................................           5,000
    Transfer agent's fees and expenses ......................           3,000
    Miscellaneous ...........................................          65,056
                                                                 ------------
       Total expenses .......................................       6,006,649
    Less: advisory fee waivers ..............................        (134,428)
                                                                 ------------
       Net expenses .........................................       5,872,221
                                                                 ------------
NET INVESTMENT INCOME .......................................      29,332,265
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................          12,850
       Futures transactions .................................      (4,476,801)
       Options written ......................................      (1,450,397)
       Swap agreements ......................................      (8,165,705)
       Foreign currency transactions ........................       3,234,127
                                                                 ------------
                                                                  (10,845,926)
                                                                 ------------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................         600,788
       Futures ..............................................       1,510,575
       Foreign currencies ...................................      (5,891,773)
       Options written ......................................          73,054
       Swap agreements ......................................        (871,356)
                                                                 ------------
                                                                   (4,578,712)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (15,424,638)
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ 13,907,627
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $   29,332,265      $   43,360,710
    Net realized loss on investments and foreign currencies .........................          (10,845,926)         (8,433,051)
    Net change in unrealized appreciation (depreciation)
       on investments and foreign currencies ........................................           (4,578,712)         (9,736,775)
                                                                                            --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................           13,907,627          25,190,884
                                                                                            --------------      --------------
DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income ............................................          (45,546,874)        (17,519,844)
    Distributions from net realized gains ...........................................                   --          (7,461,139)
                                                                                            --------------      --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS ...............................................          (45,546,874)        (24,980,983)
                                                                                            --------------      --------------
FUND SHARE TRANSACTIONS:
    Fund share sold [4,841,444 and 47,987,178 shares, respectively] .................           52,520,493         529,995,516
    Fund share issued in reinvestment of dividends
       [4,197,873 and 2,298,150 shares, respectively] ...............................           45,546,874          24,980,983
    Fund share repurchased [27,866,925 and 9,486,308 shares, respectively] ..........         (306,820,143)       (104,767,422)
                                                                                            --------------      --------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ....         (208,752,776)        450,209,077
                                                                                            --------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................................         (240,392,023)        450,418,978
NET ASSETS:
    Beginning of period .............................................................        1,683,239,055       1,232,820,077
                                                                                            --------------      --------------
    End of period (a) ...............................................................       $1,442,847,032      $1,683,239,055
                                                                                            ==============      ==============
    (a) Includes undistributed net investment income of .............................       $   29,258,760      $   45,473,369
                                                                                            --------------      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A34

                           --------------------------
                           AST MONEY MARKET PORTFOLIO
                           --------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASETS:
    Investments at value:
    Unaffiliated investments (cost $2,448,036,494) ...........   $2,448,036,494
    Cash .....................................................            2,318
    Dividends and interest receivable ........................        7,395,389
    Prepaid expenses .........................................           19,018
    Receivable for fund share sold ...........................            3,651
                                                                 --------------
        Total Assets .........................................    2,455,456,870
                                                                 --------------
LIABILITIES:
    Payable for fund share repurchased .......................       52,585,824
    Advisory fees payable ....................................          233,072
    Accrued expenses and other liabilities ...................          227,438
    Deferred trustees' fees ..................................           45,047
    Shareholder servicing fees payable .......................           17,588
                                                                 --------------
        Total Liabilities ....................................       53,108,969
                                                                 --------------
NET ASSETS ...................................................   $2,402,347,901
                                                                 ==============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $    2,402,721
        Paid-in capital in excess of par .....................    2,400,296,278
                                                                 --------------
                                                                  2,402,698,999
        Accumulated net investment loss ......................          (45,237)
        Accumulated net realized loss on investments .........         (305,861)
                                                                 --------------
        Net assets, June 30, 2006 ............................   $2,402,347,901
                                                                 ==============
Net asset value and redemption price per share,
    $2,402,347,901/2,402,721,451 shares of beneficial
    interest .................................................   $         1.00
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................    $43,112,782
                                                                 -----------
EXPENSES
    Advisory fees ...........................................      4,570,352
    Shareholder servicing fees and expenses .................        908,908
    Custodian and accounting fees ...........................        154,000
    Insurance expenses ......................................         23,000
    Trustees' fees ..........................................         15,000
    Legal fees and expenses .................................          7,000
    Transfer agent's fees and expenses ......................          3,000
    Audit fee ...............................................          1,000
    Miscellaneous ...........................................         40,691
                                                                 -----------
       Total expenses .......................................      5,722,951
    Less: advisory fee waivers ..............................       (454,454)
                                                                 -----------
       Net expenses .........................................      5,268,497
                                                                 -----------
NET INVESTMENT INCOME .......................................     37,844,285
                                                                 -----------
NET REALIZED LOSSON INVESTMENTS
    Net realized loss on investment transactions ............       (101,780)
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $37,742,505
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                          SIX MONTHS ENDED      YEAR ENDED
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    37,844,285     $    50,988,869
    Net realized loss on investments ................................................              (101,780)           (164,252)
                                                                                            ---------------     ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................            37,742,505          50,824,617
                                                                                            ---------------     ---------------
DIVIDENDS:
    Dividends from net investment income ............................................           (37,853,682)        (50,979,662)
                                                                                            ---------------     ---------------
FUND SHARE TRANSACTIONS:
    Fund share sold [2,700,189,536 and 5,267,567,692 shares, respectively] ..........         2,700,189,535       5,267,570,195
    Fund share issued in reinvestment of dividends
       [37,853,682 and 50,979,475 shares, respectively] .............................            37,853,682          50,979,662
    Fund share repurchased [1,975,224,568 and 5,037,942,203 shares, respectively] ...        (1,975,224,567)     (5,037,942,203)
                                                                                            ---------------     ---------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............           762,818,650         280,607,654
                                                                                            ---------------     ---------------
TOTAL INCREASE IN NET ASSETS ........................................................           762,707,473         280,452,609
NET ASSETS:
    Beginning of period .............................................................         1,639,640,428       1,359,187,819
                                                                                            ---------------     ---------------
    End of period ...................................................................       $ 2,402,347,901     $ 1,639,640,428
                                                                                            ===============     ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A35

                    -----------------------------------------
                    AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value:
    Affiliated investments (cost $225,784,823) ...............   $221,908,048
    Cash .....................................................      6,033,045
    Receivable for fund share sold ...........................      2,269,224
    Receivable for investments sold ..........................        200,000
                                                                 ------------
        Total Assets .........................................    230,410,317
                                                                 ------------
LIABILITIES
    Payable for investments purchased ........................      2,191,244
    Accrued expenses and other liabilities ...................         42,820
    Advisory fees payable ....................................          1,547
                                                                 ------------
        Total Liabilities ....................................      2,235,611
                                                                 ------------
NET ASSETS ...................................................   $228,174,706
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     22,083
        Paid-in capital in excess of par .....................    229,154,463
                                                                 ------------
                                                                  229,176,546
        Undistributed net investment income ..................        972,423
        Accumulated net realized gain on investments .........      1,902,512
        Net unrealized depreciation on investments ...........     (3,876,775)
                                                                 ------------
        Net assets, June 30, 2006 ............................   $228,174,706
                                                                 ============
Net asset value and redemption price per share,
    $228,174,706/22,083,399 shares of beneficial
    interest .................................................   $      10.33
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Affiliated dividend income ..............................    $ 1,133,425
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        122,399
    Custodian and accounting fees ...........................         29,000
    Transfer agent's fees and expenses ......................          9,000
    Audit fee ...............................................          8,000
    Legal fees and expenses .................................          6,000
    Trustees' fees ..........................................          5,000
    Miscellaneous ...........................................          5,928
                                                                 -----------
       Total expenses .......................................        185,327
    Less: advisory fee waivers and expense
       reimbursements .......................................        (24,325)
                                                                 -----------
       Net expenses .........................................        161,002
                                                                 -----------
NET INVESTMENT INCOME .......................................        972,423
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............        480,386
    Net capital gain distribution received ..................      1,422,126
                                                                 -----------
                                                                   1,902,512
                                                                 -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (3,793,923)
                                                                 -----------
NET LOSS ON INVESTMENTS .....................................     (1,891,411)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $  (918,988)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                             DECEMBER 5, 2005*
                                                                                          SIX MONTHS ENDED       THROUGHT
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $    972,423        $    (2,399)
    Net realized gain on investments ................................................          1,902,512             11,146
    Net change in unrealized appreciation (depreciation) on investments .............         (3,793,923)           (82,852)
                                                                                            ------------        -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................           (918,988)           (74,105)
                                                                                            ------------        -----------
FUND SHARE TRANSACTIONS:
    Fund share sold [21,075,839 and 3,857,683 shares, respectively] .................        219,427,558         38,713,929
    Fund share repurchased [2,627,560 and 222,563 shares, respectively] .............        (26,727,604)        (2,246,084)
                                                                                            ------------        -----------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        192,699,954         36,467,845
                                                                                            ------------        -----------
TOTAL INCREASE IN NET ASSETS ........................................................        191,780,966         36,393,740
NET ASSETS:
    Beginning of period .............................................................         36,393,740                 --
                                                                                            ------------        -----------
    End of period (a) ...............................................................       $228,174,706        $36,393,740
                                                                                            ============        ===========
    (a) Includes undistributed net investment income of .............................       $    972,423        $        --
                                                                                            ------------        -----------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A36

                     ---------------------------------------
                     AST BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value:
    Affiliated investments (cost $1,731,194,165) .............   $1,700,734,728
    Cash .....................................................      113,253,236
    Receivable for fund share sold ...........................        3,595,215
                                                                 --------------
        Total Assets .........................................    1,817,583,179
                                                                 --------------
LIABILITIES
    Payable for investments purchased ........................        3,041,552
    Accrued expenses and other liabilities ...................          100,084
    Advisory fees payable ....................................           14,586
                                                                 --------------
        Total Liabilities ....................................        3,156,222
                                                                 --------------
NET ASSETS ...................................................   $1,814,426,957
                                                                 ==============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $      177,559
        Paid-in capital in excess of par .....................    1,822,505,364
                                                                 --------------
                                                                  1,822,682,923
        Undistributed net investment income ..................       15,621,603
        Accumulated net realized gain on investments .........        6,581,868
        Net unrealized depreciation on investments ...........      (30,459,437)
                                                                 --------------
        Net assets, June 30, 2006 ............................   $1,814,426,957
                                                                 ==============
Net asset value and redemption price per share,
    $1,814,426,957/177,558,628 shares of beneficial
    interest .................................................   $        10.22
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Affiliated dividend income ..............................    $ 16,596,656
                                                                 ------------
EXPENSES
    Advisory fees ...........................................         852,253
    Custodian and accounting fees ...........................          89,000
    Transfer agent's fees and expenses ......................           9,000
    Audit fee ...............................................           8,000
    Legal fees and expenses .................................           6,000
    Trustees' fees ..........................................           5,000
    Miscellaneous ...........................................           5,800
                                                                 ------------
       Total expenses .......................................         975,053
                                                                 ------------
NET INVESTMENT INCOME .......................................      15,621,603
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............         312,634
    Net capital gain distribution received ..................       6,269,234
                                                                 ------------
                                                                    6,581,868
                                                                 ------------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (30,306,642)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (23,724,774)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $ (8,103,171)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                             DECEMBER 5, 2005*
                                                                                        SIX MONTHS ENDED         THROUGHT
                                                                                          JUNE 30, 2006      DECEMBER 31, 2005
                                                                                        ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................    $   15,621,603         $    (12,419)
    Net realized gain on investments ................................................         6,581,868                   --
    Net change in unrealized appreciation (depreciation) on investments .............       (30,306,642)            (152,795)
                                                                                         --------------         ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................        (8,103,171)            (165,214)
                                                                                         --------------         ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [157,915,995 and 21,552,547 shares, respectively] ...............     1,625,486,987          216,455,795
    Fund share repurchased [1,909,711 and 203 shares, respectively] .................       (19,245,401)              (2,039)
                                                                                         --------------         ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............     1,606,241,586          216,453,756
                                                                                         --------------         ------------
TOTAL INCREASE IN NET ASSETS ........................................................     1,598,144,415          216,288,542
NET ASSETS:
    Beginning of period .............................................................       216,288,542                   --
                                                                                         --------------         ------------
    End of period (a) ...............................................................    $1,814,426,957         $216,288,542
                                                                                         ==============         ============
    (a) Includes undistributed net investment income of .............................    $   15,621,603         $         --
                                                                                         --------------         ------------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A37

                  ---------------------------------------------
                  AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                  ---------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value:
    Affiliated investments (cost $2,108,213,733) .............   $2,069,825,320
    Cash .....................................................       68,753,083
    Receivable for fund share sold ...........................       21,328,336
    Receivable for investments sold ..........................        4,000,000
                                                                 --------------
        Total Assets .........................................    2,163,906,739
                                                                 --------------
LIABILITIES
    Payable for investments purchased ........................       22,619,638
    Accrued expenses and other liabilities ...................          114,127
    Advisory fees payable ....................................           17,045
                                                                 --------------
        Total Liabilities ....................................       22,750,810
                                                                 --------------
NET ASSETS ...................................................   $2,141,155,929
                                                                 ==============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $      208,608
        Paid-in capital in excess of par .....................    2,155,444,300
                                                                 --------------
                                                                  2,155,652,908
        Undistributed net investment income ..................       13,523,085
        Accumulated net realized gain on investments .........       10,368,349
        Net unrealized depreciation on investments ...........      (38,388,413)
                                                                 --------------
        Net assets, June 30, 2006 ............................   $2,141,155,929
                                                                 ==============
Net asset value and redemption price per share,
    $2,141,155,929/208,608,348 shares of beneficial
    interest .................................................   $        10.26
                                                                 ==============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Affiliated dividend income ..............................    $ 14,683,456
                                                                 ------------
EXPENSES
    Advisory fees ...........................................       1,022,448
    Custodian and accounting fees ...........................         104,000
    Transfer agent's fees and expenses ......................           9,000
    Audit fee ...............................................           8,000
    Legal fees and expenses .................................           6,000
    Trustees' fees ..........................................           5,000
    Miscellaneous ...........................................           5,923
                                                                 ------------
       Total expenses .......................................       1,160,371
                                                                 ------------
NET INVESTMENT INCOME .......................................      13,523,085
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............       1,490,134
    Net capital gain distribution received ..................       8,878,215
                                                                 ------------
                                                                   10,368,349
                                                                 ------------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (38,055,275)
                                                                 ------------
NET LOSS ON INVESTMENTS .....................................     (27,686,926)
                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(14,163,841)
                                                                 ============

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                             DECEMBER 5, 2005*
                                                                                          SIX MONTHS ENDED       THROUGHT
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $   13,523,085      $    (13,691)
    Net realized gain on investments ................................................           10,368,349                --
    Net change in unrealized appreciation (depreciation) on investments .............          (38,055,275)         (333,138)
                                                                                            --------------      ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          (14,163,841)         (346,829)
                                                                                            --------------      ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [188,986,592 and 24,529,901 shares, respectively] ...............        1,957,862,203       246,234,769
    Fund share repurchased [4,907,942 and 203 shares, respectively] .................          (48,428,324)           (2,049)
                                                                                            --------------      ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        1,909,433,879       246,232,720
                                                                                            --------------      ------------
TOTAL INCREASE IN NET ASSETS ........................................................        1,895,270,038       245,885,891
NET ASSETS:
    Beginning of period .............................................................          245,885,891                --
                                                                                            --------------      ------------
    End of period (a) ...............................................................       $2,141,155,929      $245,885,891
                                                                                            ==============      ============
    (a) Includes undistributed net investment income of .............................       $   13,523,085      $         --
                                                                                            --------------      ------------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A38

                   -------------------------------------------
                   AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value:
    Affiliated investments (cost $404,759,353) ...............   $397,320,435
    Cash .....................................................     35,412,816
    Receivable for investments sold ..........................      6,919,959
    Receivable for fund share sold ...........................        565,983
                                                                 ------------
        Total Assets .........................................    440,219,193
                                                                 ------------
LIABILITIES
    Payable for fund share repurchased .......................      8,923,421
    Accrued expenses and other liabilities ...................         50,313
    Advisory fees payable ....................................          1,428
                                                                 ------------
        Total Liabilities ....................................      8,975,162
                                                                 ------------
NET ASSETS ...................................................   $431,244,031
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     42,269
        Paid-in capital in excess of par .....................    433,283,414
                                                                 ------------
                                                                  433,325,683
        Undistributed net investment income ..................      4,103,693
        Accumulated net realized gain on investments .........      1,253,573
        Net unrealized depreciation on investments ...........     (7,438,918)
                                                                 ------------
        Net assets, June 30, 2006 ............................   $431,244,031
                                                                 ============
Net asset value and redemption price per share,
    $431,244,031/42,269,183 shares of beneficial
    interest .................................................   $      10.20
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Affiliated dividend income ..............................    $ 4,366,403
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        197,414
    Custodian and accounting fees ...........................         35,000
    Transfer agent's fees and expenses ......................          9,000
    Audit fee ...............................................          8,000
    Legal fees and expenses .................................          6,000
    Trustees' fees ..........................................          5,000
    Miscellaneous ...........................................          5,777
                                                                 -----------
       Total expenses .......................................        266,191
    Less: advisory fee waivers and expense
       reimbursements .......................................         (3,481)
                                                                 -----------
       Net expenses .........................................        262,710
                                                                 -----------
NET INVESTMENT INCOME .......................................      4,103,693
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized gain on investment transactions ............         54,906
    Net capital gain distribution received ..................      1,198,667
                                                                 -----------
                                                                   1,253,573
                                                                 -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (7,439,104)
                                                                 -----------
NET LOSS ON INVESTMENTS .....................................     (6,185,531)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(2,081,838)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                             DECEMBER 5, 2005*
                                                                                          SIX MONTHS ENDED       THROUGHT
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $  4,103,693        $    (2,898)
    Net realized gain on investments ................................................          1,253,573                 --
    Net change in unrealized appreciation (depreciation) on investments .............         (7,439,104)               186
                                                                                            ------------        -----------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................         (2,081,838)            (2,712)
                                                                                            ------------        -----------
FUND SHARE TRANSACTIONS:
    Fund share sold [39,707,441 and 5,148,927 shares, respectively] .................        407,873,865         51,719,216
    Fund share repurchased [2,585,717 and 1,468 shares, respectively] ...............        (26,249,843)           (14,657)
                                                                                            ------------        -----------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        381,624,022         51,704,559
                                                                                            ------------        -----------
TOTAL INCREASE IN NET ASSETS ........................................................        379,542,184         51,701,847
NET ASSETS:
    Beginning of period .............................................................         51,701,847                 --
                                                                                            ------------        -----------
    End of period (a) ...............................................................       $431,244,031        $51,701,847
                                                                                            ============        ===========
    (a) Includes undistributed net investment income of .............................       $  4,103,693        $        --
                                                                                            ------------        -----------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A39

                   -------------------------------------------
                   AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS
    Investments at value:
    Affiliated investments (cost $154,281,513) ...............   $153,300,576
    Cash .....................................................     23,735,587
    Receivable for investments sold ..........................      8,312,193
    Receivable for fund share sold ...........................        204,321
                                                                 ------------
        Total Assets .........................................    185,552,677
                                                                 ------------
LIABILITIES
    Payable for fund share repurchased .......................     10,699,514
    Accrued expenses and other liabilities ...................         34,929
    Advisory fees payable ....................................          4,400
                                                                 ------------
        Total Liabilities ....................................     10,738,843
                                                                 ------------
NET ASSETS ...................................................   $174,813,834
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     17,234
        Paid-in capital in excess of par .....................    174,858,711
                                                                 ------------
                                                                  174,875,945
        Undistributed net investment income ..................      1,445,061
        Accumulated net realized loss on investments .........       (526,235)
        Net unrealized depreciation on investments ...........       (980,937)
                                                                 ------------
        Net assets, June 30, 2006 ............................   $174,813,834
                                                                 ============
Net asset value and redemption price per share,
    $174,813,834/17,234,328 shares of beneficial
    interest .................................................   $      10.14
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 2006

INVESTMENT INCOME
    Affiliated dividend income ..............................    $ 1,525,035
                                                                 -----------
EXPENSES
    Advisory fees ...........................................         60,651
    Custodian and accounting fees ...........................         23,000
    Transfer agent's fees and expenses ......................          9,000
    Audit fee ...............................................          8,000
    Legal fees and expenses .................................          6,000
    Trustees' fees ..........................................          5,000
    Miscellaneous ...........................................          6,361
                                                                 -----------
       Total expenses .......................................        118,012
    Less: expense reimbursements ............................        (38,038)
                                                                 -----------
       Net expenses .........................................         79,974
                                                                 -----------
NET INVESTMENT INCOME .......................................      1,445,061
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
    Net realized loss on investment transactions ............       (756,719)
    Net capital gain distribution received ..................        230,484
                                                                 -----------
                                                                    (526,235)
                                                                 -----------
    Net change in unrealized appreciation (depreciation)
       on investments .......................................     (1,004,860)
                                                                 -----------
NET LOSS ON INVESTMENTS .....................................     (1,531,095)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $   (86,034)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                                             DECEMBER 5, 2005*
                                                                                          SIX MONTHS ENDED       THROUGHT
                                                                                            JUNE 30, 2006    DECEMBER 31, 2005
                                                                                          ----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income (loss) ....................................................       $  1,445,061        $      (854)
    Net realized gain (loss) on investments .........................................           (526,235)                --
    Net change in unrealized appreciation (depreciation) on investments .............         (1,004,860)            23,923
                                                                                            ------------        -----------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................            (86,034)            23,069
                                                                                            ------------        -----------
FUND SHARE TRANSACTIONS:
    Fund share sold [20,155,513 and 1,369,491 shares, respectively] .................        204,650,785         13,754,125
    Fund share repurchased [4,284,452 and 6,224 shares, respectively] ...............        (43,465,436)           (62,675)
                                                                                            ------------        -----------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        161,185,349         13,691,450
                                                                                            ------------        -----------
TOTAL INCREASE IN NET ASSETS ........................................................        161,099,315         13,714,519
NET ASSETS:
    Beginning of period .............................................................         13,714,519                 --
                                                                                            ------------        -----------
    End of period (a) ...............................................................       $174,813,834        $13,714,519
                                                                                            ============        ===========
    (a) Includes undistributed net investment income of .............................       $  1,445,061        $        --
                                                                                            ------------        -----------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A40

                        ---------------------------------
                        AST ADVANCED STRATEGIES PORTFOLIO
                        ---------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $173,791,827) .............   $173,431,951
    Affiliated investments (cost $30,349,032) ................     30,349,032
    Receivable for investments sold ..........................      8,127,074
    Cash .....................................................      5,453,121
    Receivable for fund share sold ...........................      5,022,795
    Dividends and interest receivable ........................        462,544
    Foreign currency, at value (cost $392,464) ...............        392,005
    Unrealized appreciation on swap agreements .............          304,775
    Premium for swaps purchased ..............................         45,973
    Due from broker-variation margin .........................         30,044
    Unrealized appreciation on foreign currency
       forward contracts .....................................          5,552
    Tax reclaim receivable ...................................          5,401
                                                                 ------------
       Total Assets ..........................................    223,630,267
                                                                 ------------
LIABILITIES
    Payable for investments purchased ........................     47,825,975
    Unrealized depreciation on foreign currency
       forward contracts .....................................         69,473
    Accrued expenses and other liabilities ...................         56,560
    Interest payable on investments sold short ...............         53,183
    Unrealized depreciation on swap agreements .............           60,834
    Advisory fees payable ....................................         35,136
    Written options outstanding, at value (cost $35,618) ...           24,991
    Shareholder servicing fees payable .......................            897
                                                                 ------------
       Total Liabilities .....................................     48,127,049
                                                                 ------------
NET ASSETS ...................................................   $175,503,218
                                                                 ============
    Net assets were comprised of:
       Shares of beneficial interest, at par .................   $     17,725
       Paid-in capital in excess of par ......................    176,119,806
                                                                 ------------
                                                                  176,137,531
       Undistributed net investment income ...................        676,012
       Accumulated net realized loss on investments .........        (944,103)
       Net unrealized depreciation on investments ............       (366,222)
                                                                 ------------
       Net assets, June 30, 2006 .............................   $175,503,218
                                                                 ============
Net asset value and redemption price per share,
    $175,503,218/17,725,104 shares of beneficial
    interest .................................................   $       9.90
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Period Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated interest ...................................    $   509,979
    Unaffiliated dividend income (net of $36,547
       foreign withholding tax) .............................        281,229
    Affiliated dividend income ..............................        181,670
                                                                 -----------
                                                                     972,878
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        208,182
    Custodian and accounting fees ...........................         38,000
    Shareholder servicing fees and expenses .................         24,492
    Audit fee ...............................................          8,000
    Legal fees and expenses .................................          5,000
    Trustees' fees ..........................................          4,000
    Transfer agent's fees and expenses ......................          3,000
    Insurance expenses ......................................          1,000
    Miscellaneous ...........................................          5,192
                                                                 -----------
       Total expenses .......................................        296,866
                                                                 -----------
NET INVESTMENT INCOME .......................................        676,012
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................       (542,717)
       Futures transactions .................................        (59,867)
       Options written ......................................         50,048
       Swap agreements ......................................       (283,418)
       Foreign currency transactions ........................       (108,149)
                                                                 -----------
                                                                    (944,103)
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................       (359,876)
       Futures ..............................................        (86,271)
       Options written ......................................         10,627
       Swap agreements ......................................        243,941
       Foreign currencies ...................................       (174,643)
                                                                 -----------
                                                                    (366,222)
                                                                 -----------
NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     (1,310,325)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $  (634,313)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                           MARCH 20, 2006*
                                                                                              THROUGHT
                                                                                           JUNE 30, 2006
                                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    676,012
    Net realized loss on investments and foreign currencies .........................           (944,103)
    Net change in unrealized depreciation on investments and foreign currencies .....           (366,222)
                                                                                            ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................           (634,313)
                                                                                            ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [21,911,505 shares] .............................................        218,573,996
    Fund share repurchased [4,186,401 shares] .......................................        (42,436,465)
                                                                                            ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        176,137,531
                                                                                            ------------
TOTAL INCREASE IN NET ASSETS ........................................................        175,503,218
NET ASSETS:
    Beginning of period .............................................................                 --
    End of period ...................................................................       $175,503,218
                                                                                            ============
    (a) Includes undistributed net investment income of .............................       $    676,012
                                                                                            ------------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A41

                    -----------------------------------------
                    AST FIRST TRUST BALANCED TARGET PORTFOLIO
                    -----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $128,238,224) .............   $126,258,767
    Affiliated investments (cost $10,785,913) ................     10,785,913
    Receivable for fund share sold ...........................      4,746,280
    Dividends and interest receivable ........................        955,289
                                                                 ------------
        Total Assets .........................................    142,746,249
                                                                 ------------
LIABILITIES
    Payable to custodian .....................................      6,416,464
    Payable for investments purchased ........................      3,665,910
    Accrued expenses and other liabilities ...................         40,018
    Advisory fees payable ....................................         32,274
    Shareholder servicing fees payable .......................            687
    Payable for fund share repurchased .......................             48
                                                                 ------------
        Total Liabilities ....................................     10,155,401
                                                                 ------------
NET ASSETS ...................................................   $132,590,848
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     13,664
        Paid-in capital in excess of par .....................    134,319,417
                                                                 ------------
                                                                  134,333,081
        Undistributed net investment income ..................        571,825
        Accumulated net realized loss on investments .........       (328,369)
        Net unrealized depreciation on investments ...........     (1,985,689)
                                                                 ------------
        Net assets, June 30, 2006 ............................   $132,590,848
                                                                 ============
Net asset value and redemption price per share,
    $132,590,848/13,664,426 shares of beneficial
    interest .................................................   $        9.70
                                                                 =============

STATEMENT OF OPERATIONS
(UNAUDITED)
Period Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $18,775
       foreign withholding tax) .............................    $   378,370
    Unaffiliated interest ...................................        338,608
    Affiliated dividend income ..............................         63,181
                                                                 -----------
                                                                     780,159
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        142,863
    Custodian and accounting fees ...........................         25,000
    Shareholder servicing fees and expenses .................         18,590
    Transfer agent's fees and expenses ......................          5,000
    Audit fee ...............................................          5,000
    Legal fees and expenses .................................          4,000
    Trustees' fees ..........................................          2,000
    Loan interest expense(Note 7) ...........................            520
    Miscellaneous ...........................................          5,361
                                                                 -----------
       Total expenses .......................................        208,334
                                                                 -----------
NET INVESTMENT INCOME .......................................        571,825
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
       Investment transactions ..............................       (328,712)
       Foreign currency transactions ........................            343
                                                                 -----------
                                                                    (328,369)
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (1,979,457)
       Foreign currencies ...................................         (6,232)
                                                                 -----------
                                                                  (1,985,689)
                                                                 -----------
NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     (2,314,058)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(1,742,233)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                           MARCH 20, 2006*
                                                                                              THROUGHT
                                                                                           JUNE 30, 2006
                                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    571,825
    Net realized loss on investments and foreign currencies .........................           (328,369)
    Net change in unrealized depreciation on investments and foreign currencies .....         (1,985,689)
                                                                                            ------------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................         (1,742,233)
                                                                                            ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [14,480,700 shares] ..............................................       142,153,370
    Fund share repurchased [816,274 shares] ..........................................        (7,820,289)
                                                                                            ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        134,333,081
                                                                                            ------------
TOTAL INCREASE IN NET ASSETS ........................................................        132,590,848
NET ASSETS:
    Beginning of period .............................................................                 --
                                                                                            ------------
    End of period (a) ...............................................................       $132,590,848
                                                                                            ============
    (a) Includes undistributed net investment income of .............................       $    571,825
                                                                                            ------------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A42

              -----------------------------------------------------
              AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
              -----------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 2006

ASSETS:
    Investments at value:
    Unaffiliated investments (cost $158,637,028) .............   $155,527,720
    Affiliated investments (cost $13,999,360) ................     13,999,360
    Foreign currency, at value (cost $15,275) ................         15,263
    Receivable for fund share sold ...........................     12,055,810
    Dividends and interest receivable ........................        801,126
                                                                 ------------
        Total Assets .........................................    182,399,279
                                                                 ------------
LIABILITIES
    Payable to custodian .....................................      7,605,876
    Payable for investments purchased ........................      4,744,199
    Accrued expenses and other liabilities ...................         79,395
    Advisory fees payable ....................................         39,323
    Shareholder servicing fees payable .......................             89
                                                                 ------------
        Total Liabilities ....................................     12,468,882
                                                                 ------------
NET ASSETS ...................................................   $169,930,397
                                                                 ============
    Net assets were comprised of:
        Shares of beneficial interest, at par ................   $     17,643
        Paid-in capital in excess of par .....................    172,577,193
                                                                 ------------
                                                                  172,594,836
        Undistributed net investment income ..................        374,072
        Accumulated net realized gain on investments .........         33,185
        Net unrealized depreciation on investments ...........     (3,071,696)
                                                                 ------------
        Net assets, June 30, 2006 ............................   $169,930,397
                                                                 ============
Net asset value and redemption price per share,
    $169,930,397/17,642,507 shares of beneficial
    interest .................................................   $       9.63
                                                                 ============

STATEMENT OF OPERATIONS
(UNAUDITED)
Period Ended June 30, 2006

INVESTMENT INCOME
    Unaffiliated dividend income (net of $17,300
       foreign withholding tax) .............................    $   331,914
    Unaffiliated interest ...................................        213,510
    Affiliated dividend income ..............................         96,574
                                                                 -----------
                                                                     641,998
                                                                 -----------
EXPENSES
    Advisory fees ...........................................        161,710
    Custodian and accounting fees ...........................         45,000
    Shareholder servicing fees and expenses .................         24,649
    Audit fee ...............................................          8,000
    Trustees' fees ..........................................          8,000
    Legal fees and expenses .................................          7,000
    Transfer agent's fees and expenses ......................          6,000
    Miscellaneous ...........................................          7,567
                                                                 -----------
       Total expenses .......................................        267,926
                                                                 -----------
NET INVESTMENT INCOME .......................................        374,072
                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
       Investment transactions ..............................         25,747
       Foreign currency transactions ........................          7,438
                                                                 -----------
                                                                      33,185
                                                                 -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments ..........................................     (3,109,308)
       Foreign currencies ...................................         37,612
                                                                 -----------
                                                                  (3,071,696)
                                                                 -----------
NET LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES ..........................................     (3,038,511)
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS .............................................    $(2,664,439)
                                                                 ===========

STATEMENT OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                                           MARCH 20, 2006*
                                                                                              THROUGHT
                                                                                           JUNE 30, 2006
                                                                                          ----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income ...........................................................       $    374,072
    Net realized gain on investments and foreign currencies .........................             33,185
    Net change in unrealized depreciation on investments and foreign currencies .....         (3,071,696)
                                                                                            ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................         (2,664,439)
                                                                                            ------------
FUND SHARE TRANSACTIONS:
    Fund share sold [18,496,333 shares] .............................................        180,912,816
    Fund share repurchased [853,815 shares] .........................................         (8,317,980)
                                                                                            ------------
    NET INCREASE IN NET ASSETS RESULTING FROM FUND SHARE TRANSACTIONS ...............        172,594,836
                                                                                            ------------
TOTAL INCREASE IN NET ASSETS ........................................................        169,930,397
NET ASSETS:
    Beginning of period .............................................................                 --
                                                                                            ------------
    End of period (a) ...............................................................       $169,930,397
                                                                                            ============
    (a) Includes undistributed net investment income of .............................       $    374,072
                                                                                            ------------

*  Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A43

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   -------------------------------------------
                   AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.8%
COMMON STOCKS -- 97.8%

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AUSTRAILIA -- 1.2%
    BHP Billiton Ltd. .......................         264,200      $  5,693,500
                                                                   ------------
BELGIUM -- 0.9%
    Dexia ...................................         169,200         4,068,608
                                                                   ------------
BRAZIL -- 1.4%
    Companhia Vale Do Rio Doce,
       ADR(a) ...............................         217,738         5,234,421
    Petroleo Brasileiro SA (Brazil)* ........          11,454         1,022,957
                                                                   ------------
                                                                      6,257,378
                                                                   ------------
FINLAND -- 1.4%
    Nokia OYJ* ..............................         318,610         6,503,991
                                                                   ------------
FRANCE -- 13.1%
    Axa SA ..................................         214,556         7,041,806
    BNP Paribas SA ..........................          86,090         8,241,992
    Compagnie de Saint-Gobain ...............         102,200         7,307,190
    Imerys SA ...............................          49,800         3,981,044
    Lafarge SA ..............................          57,100         7,168,266
    Sanofi-Aventis SA .......................          70,300         6,860,686
    Total SA ................................         290,000        19,084,072
                                                                   ------------
                                                                     59,685,056
                                                                   ------------
GERMANY -- 4.1%
    BASF AG .................................          37,400         3,003,174
    Bayerische Motoren Werke AG .............          75,700         3,781,950
    Deutsche Post AG ........................         158,900         4,259,934
    SAP AG ..................................          14,950         3,155,098
    Siemens AG ..............................          52,650         4,581,277
                                                                   ------------
                                                                     18,781,433
                                                                   ------------
HONG KONG -- 4.5%
    Esprit Holdings Ltd. ....................         643,500         5,253,197
    HSBC Holdings PLC .......................         874,300        15,321,611
                                                                   ------------
                                                                     20,574,808
                                                                   ------------
IRELAND -- 0.8%
    Bank of Ireland .........................         214,000         3,818,349
                                                                   ------------
ITALY -- 5.4%
    Eni SpA .................................         500,300        14,737,103
    Mediaset SpA* ...........................         292,600         3,450,586
    UniCredito Italiano SpA .................         857,300         6,710,763
                                                                   ------------
                                                                     24,898,452
                                                                   ------------
JAPAN -- 22.3%
    Astellas Pharmaceutical Co. Ltd. ........         134,500         4,936,211
    Bank of Yokohama Ltd. ...................         482,000         3,727,455
    Canon, Inc. .............................         124,950         6,125,214
    Credit Saison Co. Ltd. ..................          92,900         4,399,843
    Daikin Industries Ltd. ..................         115,200         3,996,365
    Fanuc Ltd. ..............................          37,400         3,359,595
    Hirose Electric Co. Ltd. ................          16,100         1,955,523
    Honda Motor Co. Ltd. ....................         207,000         6,565,973
    Hoya Corp. ..............................         134,500         4,783,424
    Matsushita Electric Industrial Co. Ltd. .         113,000         2,384,612
    Mitsubishi Corp. ........................         245,400         4,899,851
    Mitsubishi Tokyo Financial Group, Inc. ..             761        10,639,636
    Mitsui Fudosan Co., Ltd. ................         236,000         5,124,607
    Mizuho Financial Group, Inc. ............             708         5,994,862
    Nidec Corp. .............................          48,500         3,475,183
    Nikko Securities Co. Ltd. ...............         276,000         3,530,793
    Nintendo Co. Ltd. .......................          13,600         2,281,720
    Nitto Denko Corp. .......................          73,300         5,220,159
    Seven and I Holdings Co. Ltd. ...........         148,000         4,875,568
    Shin-Etsu Chemical Co. Ltd. .............          80,300         4,364,436
    SMC Corp. ...............................          24,300         3,437,758
    Sumitomo Corp. ..........................         429,000         5,656,772
                                                                   ------------
                                                                    101,735,560
                                                                   ------------
KOREA -- 0.9%
    Samsung Electronics Co. Ltd., GDR                  12,300         3,908,981
                                                                   ------------
MEXICO -- 0.3%
    Fomento Economico Mexicano SA
      de CV, ADR ............................          16,400         1,373,008
                                                                   ------------
NETHERLANDS -- 5.4%
    ABN AMRO Holding NV .....................         161,900         4,429,404
    Fortis Bank .............................          94,900         3,237,255
    ING Groep NV, ADR .......................         121,300         4,767,723
    Koninklijke (Royal) Philips
       Electronics NV* ......................         138,900         4,340,236
    Reed Elsevier NV ........................         302,507         4,550,199
    Wolters Kluwer NV .......................         144,400         3,411,315
                                                                   ------------
                                                                     24,736,132
                                                                   ------------
SPAIN -- 2.1%
    Altadis SA ..............................          73,350         3,467,526
    Banco Bilbao Vizcaya Argentaria SA ......         297,900         6,126,949
                                                                   ------------
                                                                      9,594,475
                                                                   ------------
SWEDEN -- 1.4%
    Ericsson, (L.M.) Telefonaktiebolaget
      (Class B Stock)* ......................       1,911,200         6,320,431
                                                                   ------------
SWITZERLAND -- 10.8%
    Adecco SA ...............................          54,250         3,208,274
    Holcim Ltd. .............................          69,428         5,321,176
    Nestle SA ...............................          28,300         8,888,961
    Novartis AG .............................         147,400         7,981,579
    Roche Holding AG ........................          49,250         8,141,528
    UBS AG ..................................         100,100        10,971,658
    Zurich Financial Services AG* ...........          21,900         4,800,785
                                                                   ------------
                                                                     49,313,961
                                                                   ------------
UNITED KINGDOM -- 21.8%
    Barclays PLC ............................         704,200         8,002,125
    BG Group PLC ............................         506,500         6,767,133
    British Land Co. PLC ....................         232,800         5,437,180
    Centrica PLC ............................         695,976         3,671,194
    GlaxoSmithKline PLC .....................         422,000        11,791,372
    Kingfisher PLC ..........................         839,600         3,702,953

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

             -------------------------------------------------------
             AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
             -------------------------------------------------------

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
UNITED KINGDOM (CONT'D.)
    Royal Bank of Scotland Group PLC                  220,600      $  7,253,117
    Schroder PLC ............................         167,700         3,132,145
    Smith & Nephew PLC ......................         516,144         3,975,331
    Standard Chartered PLC ..................         239,900         5,855,872
    Tesco PLC ...............................       1,683,800        10,399,785
    Vodafone Group PLC ......................       5,027,600        10,714,923
    William Morrison Supermarkets PLC .......       1,511,000         5,434,649
    Wolseley PLC ............................         330,600         7,293,411
    WPP GROUP PLC ...........................         499,632         6,047,102
                                                                   ------------
                                                                     99,478,292
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $343,592,475) .....................................       446,742,415
                                                                   ------------
RIGHTS
NETHERLANDS
    ABN AMRO Holding, expiring 05/18/2006
       NV (cost $0) (Netherlands) ...........         165,900           127,317
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $343,592,475) .....................................       446,869,732
                                                                   ------------
SHORT-TERM INVESTMENT -- 1.0%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $4,545,342; includes
       $2,451,777 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................       4,545,342         4,545,342
                                                                   ------------
TOTAL INVESTMENTS -- 98.8%
    (cost $348,137,817; Note 6) .............................       451,415,074
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 1.2% ..................................         5,564,711
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $456,979,785
                                                                   ============

The following abbreviations are used in portfolio descriptions:

ADR     American Depositary Receipt

GDR     Global Depositary Receipt

*       Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $2,355,535; cash collateral of $2,451,777
        (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Financial - Bank & Trust                                      21.2%
Oil, Gas and Consumable Fuels                                  9.9
Building & Construction                                        6.7
Telecommunications                                             5.1
Distribution/Wholesale                                         5.0
Pharmaceuticals                                                4.3
Diversified Financial Services                                 4.1
Insurance                                                      3.6
Food and Beverage                                              3.4
Electronics                                                    3.2
Retail & Merchandising                                         3.0
Chemicals                                                      2.8
Medical Products                                               2.7
Packaging                                                      2.6
Media                                                          2.4
Mining                                                         2.4
Real Estate                                                    2.3
Automobile Manufacturers                                       2.2
Diversified Operations                                         2.2
Computers                                                      1.5
Advertising                                                    1.3
Office Equipment                                               1.3
Affiliated Money Market Mutual Fund
   (including 0.5% of collateral received
   for securities or loan)                                     1.0
Semiconductors                                                 0.9
Transportation                                                 0.9
Agriculture                                                    0.8
Machinery & Equipment                                          0.8
Commercial Services                                            0.7
Gaming                                                         0.5
Rights                                                          --*
                                                             -----
                                                              98.8
Other assets in excess of liabilities                          1.2
                                                             -----
                                                             100.0%
                                                             =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                ------------------------------------------------
                AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.4%
COMMON STOCKS -- 94.8%

                                                                     VALUE
                                                     SHARES         (NOTE 2)
                                                   ----------    --------------
AUSTRALIA -- 1.3%
    Macquarie Bank Ltd. .....................         510,779    $   26,189,707
                                                                 --------------
AUSTRIA -- 1.3%
    Erste Bank der Oesterreichischen
       Sparkassen AG ........................         285,213        16,051,298
    Raiffeisen International Bank
       Holding AG* ..........................         113,712         9,875,606
                                                                 --------------
                                                                     25,926,904
                                                                 --------------
BRAZIL -- 2.1%
    Companhia de Concessoes
       Rodoviaria ............................        730,000         5,898,241
    Gol- Linhas Aereas Inteligentes
       SA, ADR(a) ............................        253,500         8,999,250
    Localiza Rent A Car SA ..................         169,500         3,208,597
    Natura Cosmeticos SA ....................         447,000         4,571,333
    Petroleo Brasileiro SA ..................         974,500        19,369,419
                                                                 --------------
                                                                     42,046,840
                                                                 --------------
CANADA -- 5.0%
    Cameco Corp .............................         492,200        19,607,752
    Canadian National Railway Co. ...........         446,700        19,511,862
    Manulife Financial Corp. ................       1,023,600        32,432,798
    Shoppers Drug Mart Corp. ................         234,700         8,515,050
    Suncor Energy, Inc. .....................         251,400        20,345,316
                                                                 --------------
                                                                    100,412,778
                                                                 --------------
CHINA -- 0.4%
    Focus Media Holding Ltd., ADR ...........         115,850         7,548,786
                                                                 --------------
COLUMBIA -- 0.3%
    Bancolombia SA, ADR .....................         247,500         5,964,750
                                                                 --------------
FRANCE -- 10.3%
    BNP Paribas SA ..........................         357,180        34,195,315
    Essilor International SA ................         212,600        21,400,586
    Eurazeo .................................          92,933         9,206,211
    Iliad SA ................................          92,400         7,729,250
    L'Oreal SA ..............................         643,100        60,745,859
    LVMH Moet Hennessy Louis Vuitton SA .....         362,300        35,959,838
    Technip SA ..............................         255,698        14,161,292
    Vinci SA ................................         220,300        22,696,961
                                                                 --------------
                                                                    206,095,312
                                                                 --------------
GERMANY -- 8.6%
    Bijou Brigitte Modische Accessoires AG ..          18,700         5,061,100
    Celesio AG ..............................         117,300        10,662,818
    Continental AG ..........................         194,840        19,916,878
    E. ON AG ................................         297,800        34,288,728
    Qaigen NV* ..............................         658,900         8,891,185
    SAP AG ..................................         186,170        39,289,935
    Siemens AG ..............................         555,100        48,301,361
    Solarworld AG ...........................          99,600         6,251,195
                                                                 --------------
                                                                    172,663,200
                                                                 --------------
GREECE -- 2.2%
    Coca-Cola Hellenic Bottling Co. SA ......         493,100        14,695,304
    EFG Eurobank Ergasias ...................         342,696         9,502,896
    National Bank of Greece SA* .............         509,204        20,112,070
                                                                 --------------
                                                                     44,310,270
                                                                 --------------
HONG KONG -- 2.6%
    China Life Insurance Co. Ltd.* ..........      10,800,000        17,035,139
    Esprit Holdings Ltd. ....................       1,314,500        10,730,889
    Hopson Development Holdings Ltd. ........       1,980,000         4,079,162
    LI & Fung Ltd. ..........................       9,606,600        19,420,267
                                                                 --------------
                                                                     51,265,457
                                                                 --------------
INDIA -- 2.3%
    Bharat Heavy Electricals Ltd. ...........         248,000        10,500,947
    Bharti Tele-Ventures Ltd.* ..............         863,300         6,937,902
    HDFC Bank Ltd. ..........................         690,800        11,942,707
    Housing Development Finance
       Corp. Ltd. ...........................         458,000        11,338,584
    Suzlon Energy Ltd. ......................         267,700         6,056,974
                                                                 --------------
                                                                     46,777,114
                                                                 --------------
IRELAND -- 1.3%
    Anglo Irish Bank Corp. PLC ..............       1,266,644        19,722,978
    IAWS Group PLC ..........................         308,700         5,448,831
                                                                 --------------
                                                                     25,171,809
                                                                 --------------
ISRAEL -- 1.0%
    Teva Pharmaceutical Industries Ltd.,
       ADR ..................................         609,900        19,266,741
                                                                 --------------
ITALY -- 3.2%
    Azimut Holding SPA ......................         444,500         4,633,584
    Luxottica Group SpA .....................       1,246,700        33,869,138
    Saipem SpA ..............................       1,098,300        24,991,055
                                                                 --------------
                                                                     63,493,777
                                                                 --------------
JAPAN -- 15.6%
    Aeon Credit Service Co. Ltd. ............         379,800         9,226,180
    Aeon Mall Co. Ltd. ......................         222,600         9,356,047
    Chiyoda Corp. ...........................         459,000         9,385,355
    Denso Corp. .............................       1,010,500        33,024,030
    Honeys Co. Ltd. .........................         139,900         5,990,126
    Hoya Corp. ..............................         528,900        18,810,058
    K. K. DaVinci Advisors* .................           6,251         6,172,343
    Keyence Corp. ...........................          91,250        23,298,890
    Komatsu Ltd. ............................       2,167,700        43,092,603
    Misumi Group, Inc. ......................         295,000         5,516,428
    Mitsubishi UFJ Financial Group, Inc. ....           4,207        58,818,595
    Nitto Denko Corp. .......................         141,800        10,098,479
    Orix Corp. ..............................         212,600        51,923,890
    Point, Inc. .............................          88,000         4,967,494
    Ryohin Keikaku Co. Ltd. .................          85,000         6,966,970
    Yamada Denki Co. Ltd. ...................         162,600        16,581,108
                                                                 --------------
                                                                    313,228,596
                                                                 --------------
MEXICO -- 2.5%
    America Movil SA de CV, Series L ........      14,702,200        24,565,783
    Wal-Mart de Mexico SA de CV,
       Series L .............................       9,032,100        25,245,680
                                                                 --------------
                                                                     49,811,463
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

          ------------------------------------------------------------
          AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                     SHARES         (NOTE 2)
                                                   ----------    --------------
NETHERLANDS -- 0.5%
    TomTom NV* ..............................         244,113    $    9,495,001
                                                                 --------------
NORWAY -- 1.0%
    Statoil ASA .............................         739,100        20,956,345
                                                                 --------------
SINGAPORE -- 1.6%
    Capitaland Ltd. .........................      10,970,000        31,187,415
                                                                 --------------
SOUTH AFRICA -- 0.8%
    MTN Group Ltd. ..........................         486,600         3,590,117
    Naspers Ltd.(Class N Shares) ............         227,400         3,865,166
    Sasol Ltd.* .............................         217,400         8,338,215
                                                                 --------------
                                                                     15,793,498
                                                                 --------------
SPAIN -- 2.7%
    Grupo Ferrovial SA ......................         271,600        20,739,189
    Industria de Diseno Textil SA ...........         806,900        34,037,530
                                                                 --------------
                                                                     54,776,719
                                                                 --------------
SWEDEN -- 0.6%
    Capio AB* ...............................         276,720         4,960,139
    Modern Times (Class B Shares) ...........         127,700         6,716,150
    Modern Times (Redeemable
       Shares) ..............................         127,700           437,215
                                                                 --------------
                                                                     12,113,504
                                                                 --------------
SWITZERLAND -- 10.2%
    EFG International* ......................         351,400         9,772,688
    Kuehne & Nagel International AG .........         238,935        17,394,147
    Nobel Biocare Holding AG* ...............          42,900        10,185,044
    Roche Holding AG ........................         429,900        71,066,860
    SGS Societe Generale* ...................          15,300        14,517,198
    Synthes, Inc. ...........................         236,800        28,569,793
    UBS AG ..................................         485,400        53,203,223
                                                                 --------------
                                                                    204,708,953
                                                                 --------------
TAIWAN -- 2.4%
    High Tech Computer Corp. ................         421,000        11,572,543
    Himax Technologies, Inc. ................         627,900         3,591,588
    Hon Hai Precision Industry Co. Ltd. .....       2,501,234        15,450,448
    Infosys Technologies Ltd., ADR ..........         216,400        16,535,124
                                                                 --------------
                                                                     47,149,703
                                                                 --------------
UNITED KINGDOM -- 15.0%
    BG Group PLC ............................       4,589,300        61,315,703
    Cairn Energy PLC* .......................         385,500        15,633,291
    Carphone Warehouse Group ................       1,670,800         9,809,697
    CSR PLC* ................................         413,400         9,632,265
    HBOS PLC ................................       2,762,900        48,026,444
    Northern Rock PLC .......................       1,272,900        23,538,658
    Reckitt Benckiser PLC ...................       1,159,860        43,325,577
    Rolls-Royce Group PLC* ..................       5,143,400        39,376,585
    Rotork PLC ..............................         492,636         6,240,281
    Standard Chartered PLC ..................         972,400        23,735,932
    Tullow Oil PLC ..........................         870,200         6,147,094
    Vedanta Resources PLC ...................         555,600        14,003,787
                                                                 --------------
                                                                    300,785,314
                                                                 --------------
TOTAL COMMON STOCKS
    (cost $1,633,073,237) ...................................     1,897,139,956
                                                                 --------------
PREFERRED STOCK -- 0.6%
BRAZIL
    Banco Itau Holding Financeira SA,
       2.44% (cost $5,843,545) ..............         439,600        12,756,296
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $1,638,916,782) ...................................     1,909,896,252
                                                                 --------------
SHORT-TERM INVESTMENT -- 4.4%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $87,490,563; includes
       $7,445,003 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      87,490,563        87,490,563
                                                                 --------------
TOTAL INVESTMENTS -- 99.8%
    (cost $1,726,407,345; Note 6) ...........................     1,997,386,815
OTHER ASSETS IN EXCESS
    OF LIABILITIES - 0.2% ...................................         3,668,874
                                                                 --------------
NET ASSETS -- 100.0% ........................................    $2,001,055,689
                                                                 ==============

The following abbreviations are used in portfolio descriptions:

ADR American Depositary Receipt

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $7,324,218; cash collateral of $7,445,003 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

          ------------------------------------------------------------
          AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (CONTINUED)
          ------------------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Financial - Bank & Trust                                      24.4%
Retail & Merchandising                                        10.2
Oil & Gas                                                      8.7
Pharmaceuticals                                                5.0
Building & Construction                                        4.6
Affiliated Money Market Mutual Fund
    (including 0.4% of collateral received
    for secuities on loan)                                     4.4
Computer Services & Software                                   4.3
Consumer Products & Services                                   3.0
Electronic Components & Equipment                              2.9
Automotive Parts & Equipment                                   2.8
Diversified Operations                                         2.7
Machinery & Equipment                                          2.7
Beverages                                                      2.5
Insurance                                                      2.5
Real Estate Investment Trust                                   2.3
Transportation                                                 2.2
Automobile Manufacturers                                       2.0
Health Care                                                    1.9
Telecommunications                                             1.7
Utilities                                                      1.7
Energy                                                         1.4
Medical Supplies & Equipment                                   1.4
Industrial Products                                            1.0
Media                                                          0.9
Semiconductors                                                 0.7
Chemicals                                                      0.5
Airlines                                                       0.4
Biotechnology                                                  0.4
Clothing & Apparel                                             0.3
Metal Fabricate/Hardware                                       0.3
                                                             -----
                                                              99.8
Other assets in excess of liabilities                          0.2
                                                             -----
                                                             100.0%
                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

                      -------------------------------------
                      AST LSV INTERNATIONAL VALUE PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.7%
COMMON STOCKS

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
AUSTRALIA -- 4.7%
    AWB Ltd. ................................         978,600      $  3,148,775
    Bluescope Steel Ltd. ....................         572,900         3,384,500
    Commonwealth Bank of Australia ..........         243,400         8,032,484
    CSR Ltd. ................................         736,100         1,832,442
    Minara Resources Ltd. ...................       1,114,200         2,011,953
    National Australian Bank Ltd. ...........         108,300         2,829,605
    Qantas Airways Ltd. .....................       2,058,700         4,528,280
    Santos Ltd. .............................         149,300         1,342,436
    SMorgon Steel Group Ltd. ................       2,072,998         2,587,955
    Telstra Corp. Ltd. ......................       1,156,200         3,161,763
                                                                   ------------
                                                                     32,860,193
                                                                   ------------
AUSTRIA -- 0.8%
    Boehler-Uddeholm AG* ....................          36,800         2,012,202
    Voestalpine AG ..........................          22,800         3,464,487
                                                                   ------------
                                                                      5,476,689
                                                                   ------------
BELGIUM -- 0.9%
    Fortis ..................................         194,000         6,605,375
                                                                   ------------
DENMARK -- 0.5%
    Danske Bank SA ..........................          95,100         3,620,155
                                                                   ------------
FINLAND -- 1.3%
    Rautaruukki Oyj .........................         138,100         4,172,163
    Stora Enso Oyj (Class R Shares) .........         196,400         2,743,164
    UPM-Kymmene Oyj* ........................          97,600         2,103,475
                                                                   ------------
                                                                      9,018,802
                                                                   ------------
FRANCE -- 8.8%
    Arkema ..................................           1,610            62,828
    BNP Paribas SA ..........................         118,500        11,344,826
    Ciments Francais SA* ....................          14,600         2,425,770
    CNP Assurances ..........................          18,300         1,740,282
    Compagnie Generale des
       Establissements Michelin
       (Class B Stock) ......................         110,600         6,648,760
    Credit Agricole SA ......................         213,200         8,112,633
    Natexis Banques Populaires* .............          11,000         2,531,113
    PSA Peugeot Citroen SA ..................          82,400         5,127,406
    Renault SA* .............................          33,000         3,545,528
    Schneider Electric SA ...................          40,600         4,232,250
    Societe Generale (Class A Stock) ........          28,400         4,177,379
    Total SA ................................         100,800         6,633,360
    Vivendi Universal SA ....................         130,300         4,566,492
                                                                   ------------
                                                                     61,148,627
                                                                   ------------
GERMANY -- 6.8%
    Altana AG ...............................          41,800         2,328,905
    BASF AG .................................         119,200         9,571,615
    Bayer AG ................................          68,300         3,139,688
    DaimlerChrysler AG ......................          98,100         4,847,093
    Deutsche Bank AG* .......................          66,000         7,428,725
    Deutsche Telekom AG .....................         129,200         2,078,887
    MAN AG* .................................          54,100         3,917,913
    Salzgitter AG* ..........................          30,400         2,580,674
    ThyssenKrup AG ..........................         169,400         5,800,287
    TUI AG ..................................          90,800         1,798,974
    Volkswagen AG ...........................          58,000         4,067,559
                                                                   ------------
                                                                     47,560,320
                                                                   ------------
HONG KONG -- 1.5%
    Cathay Pacific Air ......................       1,302,000         2,280,005
    Chaoda Modern Agriculture Holdings
       Ltd.* ................................       2,142,000         1,337,664
    Citic International Financial Holdings
       Ltd. .................................       4,790,000         2,698,357
    Citic Pacific Ltd. ......................       1,030,000         3,037,096
    Orient Overseas International Ltd.* .....         305,307         1,106,626
                                                                   ------------
                                                                     10,459,748
                                                                   ------------
IRELAND -- 0.5%
    Irish Life & Permanent PLC ..............         159,300         3,789,801
                                                                   ------------
ITALY -- 3.6%
    Banche Popolari Unite Scrl ..............          78,400         2,028,615
    Banco Popolare di Verona e Novara
       Scrl .................................         137,600         3,687,144
    Benetton Group SpA ......................         296,600         4,430,999
    Eni SpA .................................         317,800         9,361,286
    IFIL - Investments SpA ..................         485,100         2,754,875
    Parmalat Finanziaria SpA, 144A*(g) ......         448,250            63,067
    San Paolo - IMI SpA .....................         176,800         3,127,462
                                                                   ------------
                                                                     25,453,448
                                                                   ------------
JAPAN -- 23.4%
    Alpine Electronics, Inc. ................         148,400         2,042,380
    Alps Electric Co. Ltd. ..................         277,200         3,463,789
    Asahi Breweries Ltd. ....................         259,300         3,641,167
    Asahi Kasei Corp. .......................         470,000         3,067,896
    Capcom Co. Ltd. .........................         209,900         2,516,452
    Cosmo Oil Co. Ltd. ......................         703,000         3,163,623
    Daiwa Securities Group, Inc. ............         320,000         3,814,051
    Denki Kagaku Kogyo Kabushiki
       Kiasha ...............................         620,000         2,578,819
    Fuji Heavy Industries Ltd. ..............         787,000         4,600,690
    Fuji Television Network, Inc. ...........             800         1,775,603
    Hitachi Ltd. ............................         297,000         1,962,006
    Hokkaido Electric Power Co., Inc. .......         138,000         3,273,943
    Hokuetsu Paper Mills Ltd. ...............         308,000         1,797,833
    Honda Motor Co. Ltd. ....................         241,800         7,669,818
    Hosiden Corp. ...........................         142,200         1,472,448
    JS Group Corp. ..........................          99,800         2,097,335
    Kaken Pharmaceutical Co. Ltd. ...........         197,000         1,478,705
    Kansai Electric Power Co., Inc.
       (The) ................................         349,200         7,811,534
    Kurabo Industries Ltd. ..................         331,000         1,049,921
    Kyowa Hakko Kogyo Co. Ltd. ..............         364,000         2,452,324
    Kyushu Electric Power Co., Inc. .........          90,000         2,091,926
    Marubeni Corp. ..........................         260,000         1,385,879
    Mitsubishi Chemical Holdings Corp.                279,500         1,746,264
    Nippon Oil Corp. ........................       1,015,000         7,414,715
    Nippon Paper Group, Inc. ................           1,325         5,418,560
    Nippon Telegraph and Telephone
       Corp. ................................           1,800         8,823,838
    Nipro Corp. .............................         139,800         2,510,390
    Nissan Motor Co. Ltd. ...................         510,400         5,574,974
    NSK Ltd. ................................         491,000         4,071,645
    NTT Docomo, Inc. ........................           6,200         9,101,713
    Oji Paper Co. Ltd. ......................         458,000         2,605,365
    Okasan Holdings, Inc. ...................          99,000           951,590
    Osaka Gas Co. Ltd. ......................         990,700         3,185,753

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                -------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
JAPAN (CONT'D.)
    QP Corp. ................................         273,300      $  2,595,920
    Rengo Co. Ltd. ..........................         365,000         2,758,869
    Ricoh Co. Ltd. ..........................         235,000         4,610,058
    Santen Pharmaceutical Co. Ltd. ..........          42,900         1,019,644
    SMK Corp. ...............................         353,000         2,248,663
    Sumitomo Trust & Banking Co. Ltd. .......          43,000           469,678
    Takeda Chemical Industries Ltd. .........          29,700         1,847,816
    Takefuji Corp. ..........................          71,700         4,272,929
    Tanabe Seiyaku Co. Ltd. .................         458,000         5,634,953
    Tohoku Electric Power Co., Inc. .........          97,100         2,129,684
    Tokyo Electric Power Co. ................         118,000         3,258,301
    Toppan Printing Co. Ltd. ................         256,000         2,894,652
    Toyota Motor Corp. ......................         149,000         7,798,934
    Uniden Corp. ............................         237,000         2,617,686
    UNY Co. Ltd. ............................          66,000           972,929
    Yokohama Rubber Co. Ltd. ................         411,200         1,818,134
                                                                   ------------
                                                                    163,561,799
                                                                   ------------
NETHERLANDS -- 3.8%
    ABN AMRO Holding NV .....................          65,300         1,786,536
    Aegon NV. ...............................         143,800         2,459,110
    ING Groep NV, ADR .......................         257,100        10,105,372
    Koninklijke (Royal) KPN NV ..............         417,200         4,690,519
    Koninklijke Luchtvaart Maatschappij
       NV, 144A*(g) .........................          24,790           344,662
    Oce NV ..................................         232,700         3,416,850
    Royal Dutch Shell (Class A Stock) .......         104,600         3,518,642
                                                                   ------------
                                                                     26,321,691
                                                                   ------------
NORWAY -- 0.9%
    Norsk Hydro ASA .........................         235,500         6,242,269
                                                                   ------------
PORTUGAL -- 0.7%
    Banco Comerical Portugues SA ............         589,600         1,674,164
    Energias de Portugal SA* ................         740,000         2,905,747
                                                                   ------------
                                                                      4,579,911
                                                                   ------------
SINGAPORE -- 0.8%
    MobileOne Ltd.* .........................       1,310,100         1,713,307
    Neptune Orient Lines Ltd. ...............         480,000           548,883
    Singapore Airlines Ltd. .................         453,000         3,634,646
                                                                   ------------
                                                                      5,896,836
                                                                   ------------
SPAIN -- 3.6%
    Banco Bilbao Vizcaya Argentaria SA ......         212,300         4,366,402
    Banco Santander Central Hispano SA ......         694,100        10,138,550
    Endesa SA ...............................          99,200         3,449,916
    Repsol YPF SA ...........................         242,600         6,947,564
    Union Fenosa SA .........................           1,594            61,694
                                                                   ------------
                                                                     24,964,126
                                                                   ------------
SWEDEN -- 2.3%
    Electrolux AB, Series B .................         119,900         1,732,671
    Husqvarna AB ............................         119,900         1,445,281
    Nordea Bank AB ..........................         731,600         8,742,502
    Ssab Svenskt Stal AB ....................         226,800         4,285,934
                                                                   ------------
                                                                     16,206,388
                                                                   ------------
SWITZERLAND -- 6.2%
    Baloise Holding Ltd. ....................          68,700         5,279,428
    Ciba Specialty Chemicals AG .............          31,200         1,739,217
    Credit Suisse Group* ....................         216,700        12,124,069
    Georg Fischer AG* .......................           5,600         2,404,810
    Rieter Holdings AG ......................           4,100         1,576,214
    Swisscom AG .............................          13,800         4,543,372
    Syngenta AG .............................          42,000         5,582,594
    UBS AG ..................................          33,100         3,627,991
    Verwaltungs und Privat Bank AG* .........           9,283         1,968,523
    Zurich Financial Services AG* ...........          20,700         4,537,728
                                                                   ------------
                                                                     43,383,946
                                                                   ------------
UNITED KINGDOM -- 22.6%
    Shanks Group PLC ........................         137,000           430,682
    Alliance & Leicester PLC ................         257,800         5,558,644
    AstraZeneca PLC .........................          63,100         3,808,614
    Aviva PLC ...............................         410,400         5,809,516
    BAE Systems PLC .........................         308,200         2,107,309
    Barclays PLC ............................         766,900         8,714,612
    Boots Group PLC .........................          56,953           810,425
    BP PLC ..................................         985,200        11,486,743
    Bradford & Bingley PLC ..................         507,800         4,364,148
    BT Group PLC ............................       2,251,400         9,960,749
    Centrica PLC ............................         478,400         2,523,505
    Dairy Crest Group PLC ...................          20,176           187,855
    DS Smith PLC ............................         886,600         2,459,271
    DSG International PLC ...................       1,579,100         5,577,382
    FirstGroup PLC ..........................         517,200         4,485,582
    GKN PLC* ................................         701,600         3,541,927
    GlaxoSmithKline PLC .....................          79,000         2,207,389
    Hanson PLC ..............................         362,900         4,405,641
    HBOS PLC ................................         578,500        10,055,846
    House of Fraser PLC* ....................         388,600           955,745
    Imperial Chemical Industries PLC ........         284,600         1,910,420
    Interserve PLC ..........................         418,700         2,942,212
    Legal & General Group PLC ...............       1,249,200         2,962,626
    Lloyds TSB Group PLC ....................       1,018,300        10,008,441
    Northern Foods PLC ......................         268,500           394,729
    Northumbrian Water Group PLC ............         246,000         1,115,659
    Old Mutual PLC* .........................         714,900         2,158,171
    Royal & Sun Alliance Insurance
       Group PLC ............................       2,211,200         5,499,684
    Royal Bank of Scotland Group PLC                  280,000         9,206,132
    Royal Dutch Shell PLC
       (Class B Stock) ......................         419,000        14,651,867
    Tate & Lyle PLC .........................         244,300         2,735,426
    Taylor Woodrow PLC ......................         481,700         2,975,161
    Tomkins PLC .............................         517,400         2,753,146
    TT Electronics PLC* .....................         224,300           767,341
    Viridian Group PLC ......................         131,700         2,329,476
    Vodafone Group PLC ......................       2,957,900         6,303,936
                                                                   ------------
                                                                    158,166,012
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $608,849,171) .....................................       655,316,136
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                -------------------------------------------------
                AST LSV INTERNATIONAL VALUE PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

SHORT-TERM
INVESTMENTS -- 5.7%

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $39,433,617)(w) (Note 4) .......      39,433,617      $ 39,433,617
                                                                   ------------
TOTAL INVESTMENTS(o) -- 99.4%
    (cost $648,282,788; Note 6) .............................       694,749,753
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 0.6% ..................................         4,524,684
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $699,274,437
                                                                   ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

*    Non-income producing security.

(g)  Indicates a security that has been deemed illiquid.

(o) As of June 30, 2006, 2 securities representing $407,729 and 0.06% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

Industry
--------
Financial - Bank & Trust                                                   24.8%
Oil, Gas and Consumable Fuels                                              10.9
Telecommunications                                                          8.0
Automobile Manufacturers                                                    6.5
Electronic Components & Equipment                                           6.1
Affiliated Money Market Mutual Fund                                         5.7
Insurance                                                                   4.5
Chemicals                                                                   3.3
Steel Producers/Products                                                    3.1
Diversified Operations                                                      2.3
Building & Construction                                                     1.9
Medical Products                                                            1.9
Metals & Mining                                                             1.9
Paper & Forest Products                                                     1.8
Airlines                                                                    1.6
Manufacturing                                                               1.6
Agriculture                                                                 1.4
Pharmaceuticals                                                             1.4
Diversified Financial Services                                              1.3
Office Equipment                                                            1.2
Retail & Merchandising                                                      1.1
Forest Products                                                             0.8
Machinery & Equipment                                                       0.8
Transportation                                                              0.8
Utilities                                                                   0.7
Apparel/Shoes                                                               0.6
Beverages                                                                   0.5
Commercial Services                                                         0.5
Food Products                                                               0.5
Containers & Packaging                                                      0.4
Entertainment                                                               0.4
Aerospace                                                                   0.3
Rubber & Tire                                                               0.3
Consumer Products & Services                                                0.2
Media                                                                       0.2
Textiles                                                                    0.1
                                                                          -----
                                                                           99.4
Other assets in excess of liabilities                                       0.6
                                                                          -----
                                                                          100.0%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                          -------------------------------
                          AST MFS GLOBAL EQUITY PORTFOLIO
                          -------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.2%
COMMON STOCKS

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
AUSTRALIA -- 0.7%
    QBE Insurance Group Ltd. ................          65,153      $    992,514
                                                                   ------------
AUSTRIA -- 0.5%
    Erste Bank der Oesterreichischen
       Sparkassen AG ........................          12,650           711,919
                                                                   ------------
BERMUDA -- 0.8%
    Accenture Ltd.(Class A Stock)* ..........          45,000         1,274,400
                                                                   ------------
CANADA -- 0.5%
    Canadian National Railway Co. ...........          18,932           828,275
                                                                   ------------
FRANCE -- 14.8%
    AXA SA ..................................          80,960         2,657,142
    Credit Agricole SA ......................          46,760         1,779,300
    L'Air Liquide SA ........................          16,921         3,296,161
    L'Oreal SA ..............................          13,850         1,308,242
    Legrand SA ..............................          26,450           744,279
    LVMH Moet Hennessy Louis Vuitton SA .....          25,010         2,482,350
    Pernod Ricard SA ........................           7,020         1,391,735
    Sanofi-Aventis SA .......................          31,590         3,082,917
    Schneider Electric SA ...................          29,948         3,121,858
    Total SA ................................          37,240         2,450,658
                                                                   ------------
                                                                     22,314,642
                                                                   ------------
GERMANY -- 2.6%
    Bayer AG ................................          17,200           790,668
    Bayerische Motoren Werke AG .............          24,300         1,214,021
    E. ON AG ................................          16,130         1,857,210
                                                                   ------------
                                                                      3,861,899
                                                                   ------------
HONG KONG -- 1.0%
    Esprit Holdings Ltd. ....................         100,000           816,348
    Hutchison Telecommunications
       International Ltd.* ..................         415,000           667,950
                                                                   ------------
                                                                      1,484,298
                                                                   ------------
INDONESIA -- 0.3%
    PT Bank Central Asia Tbk* ...............       1,184,500           524,285
                                                                   ------------
ITALY -- 2.1%
    Assicurazioni Generali SpA ..............          46,620         1,698,243
    UniCredito Italiano SpA .................         187,520         1,467,867
                                                                   ------------
                                                                      3,166,110
                                                                   ------------
JAPAN -- 8.1%
    Asahi Glass Co. Ltd. ....................         104,000         1,318,630
    Bridgestone Corp. .......................          59,700         1,150,284
    Canon, Inc. .............................          37,200         1,823,593
    Kao Corp. ...............................          50,000         1,308,546
    Nintendo Co. Ltd. .......................           4,400           738,203
    Omron Corp. .............................          31,200           794,722
    Ricoh Co. Ltd. ..........................          63,000         1,235,888
    Shinsei Bank Ltd. .......................         175,000         1,108,660
    Tokyo Gas Co. Ltd. ......................         166,000           781,842
    Toyota Motor Corp. ......................          36,700         1,920,945
                                                                   ------------
                                                                     12,181,313
                                                                   ------------

KOREA -- 1.9%
    Samsung Electronics Co. Ltd. ............           4,590         2,917,281
                                                                   ------------
SINGAPORE -- 0.7%
    Singapore Telecommunications Ltd.                 634,357         1,017,953
                                                                   ------------
SPAIN -- 2.2%
    Banco Bilbao Vizcaya Argentaria SA ......          82,170         1,690,001
    Iberdrola SA ............................          49,160         1,693,308
                                                                   ------------
                                                                      3,383,309
                                                                   ------------
SWEDEN -- 1.4%
    Ericsson, (L.M.) Telefonaktiebolaget
       (Class B Stock)* .....................         467,710         1,546,740
    Svenska Handelsbanken
       (Class A Stock) ......................          22,700           585,104
                                                                   ------------
                                                                      2,131,844
                                                                   ------------
SWITZERLAND -- 9.7%
    Actelion Ltd.* ..........................           3,900           393,015
    Julius Baer Holding Ltd. ................          16,652         1,446,519
    Nestle SA ...............................          15,690         4,928,191
    Roche Holding AG ........................          20,080         3,319,429
    Swiss Re ................................          24,920         1,741,781
    UBS AG ..................................          26,400         2,893,624
                                                                   ------------

                                                                     14,722,559
                                                                   ------------
THAILAND -- 0.5%
    Bangkok Bank Public Co. Ltd.* ...........         258,010           717,447
                                                                   ------------
UNITED KINGDOM -- 13.3%
    BP PLC ..................................         121,010         1,410,892
    Diageo PLC ..............................         156,145         2,626,142
    GlaxoSmithKline PLC .....................          86,320         2,411,922
    Ladbrokes PLC ...........................         160,225         1,207,384
    Next PLC ................................          35,360         1,067,136
    Reckitt Benckiser PLC ...................         134,750         5,033,471
    Smith & Nephew PLC ......................          95,230           733,460
    Tesco PLC ...............................         333,020         2,056,857
    William Hill PLC ........................         156,840         1,817,043
    WPP Group PLC ...........................         147,700         1,787,630
                                                                   ------------
                                                                     20,151,937
                                                                   ------------
UNITED STATES -- 37.1%
    3M Co. ..................................          31,000         2,503,870
    Alberto-Culver Co. (Class B Stock) ......          32,760         1,596,067
    American Express Co. ....................          62,960         3,350,731
    Amgen, Inc.* ............................          27,010         1,761,862
    Bank of New York Co., Inc. (The) ........          73,130         2,354,786
    ChevronTexaco Corp. .....................          31,560         1,958,614
    Dell, Inc.* .............................          50,090         1,222,697
    DENTSPLY International, Inc. ............          18,000         1,090,800
    Disney, (Walt) Co. ......................          92,110         2,763,300
    DST Systems, Inc.* ......................          12,490           743,155
    Exxon Mobil Corp. .......................          27,550         1,690,193
    Fisher Scientific International,
       Inc.*(a) .............................          28,650         2,092,882
    General Mills, Inc. .....................          14,600           754,236

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                   -------------------------------------------
                   AST MFS GLOBAL EQUITY PORTFOLIO (CONTINUED)
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
UNITED STATES (CONT'D.)
    Genworth Financial, Inc. ................          44,730      $  1,558,393
    Goldman Sachs Group, Inc. ...............          16,710         2,513,685
    Harley-Davidson, Inc. (a) ...............          33,380         1,832,228
    Intel Corp. .............................         118,520         2,245,954
    Johnson & Johnson .......................          79,120         4,740,870
    Lauder, (Estee) Cos., Inc.
    (Class A Stock) .........................          27,760         1,073,479
    Lilly, (Eli) & Co. ......................          46,710         2,581,662
    Lincoln National Corp. ..................          19,500         1,100,580
    Medtronic, Inc. .........................          38,180         1,791,406
    NIKE, Inc. (Class B Stock) ..............          27,980         2,266,380
    Oracle Corp.* ...........................         110,370         1,599,261
    PepsiCo, Inc. ...........................          19,170         1,150,967
    Praxair, Inc.* ..........................          28,410         1,534,140
    Procter & Gamble Co. ....................          25,158         1,398,785
    Viacom, Inc. (Class B Stock)* ...........          40,130         1,438,259
    Wal-Mart Stores, Inc. ...................          39,050         1,881,039
    Waters Corp.* ...........................          33,260         1,476,744
                                                                   ------------
                                                                     56,067,025
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $129,223,944) .....................................       148,449,010
                                                                   ------------

                                                    PRINCIPAL
INTEREST         MATURITY                            AMOUNT
  RATE             DATE                               (000)
---------        --------                           ---------
SHORT-TERM INVESTMENTS -- 3.2%
COMMERCIAL PAPER -- 1.8%
    AIG New York
    5.26%        07/03/06                              $2,711         2,711,000
                                                                   ------------
AFFILIATED MONEY MARKET MUTUAL FUND -- 1.4%
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $2,128,222; includes
      $2,120,639 of cash collateral
      for securities on loan)(b)(w)
      (Note 4) ..............................       2,128,222         2,128,222
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $4,839,222) .......................................         4,839,222
                                                                   ------------
TOTAL INVESTMENTS -- 101.4%
    (cost $134,063,166; Note 6) .............................       153,288,232
LIABILITIES IN EXCESS OF
   OTHER ASSETS -- (1.4)% ......................................     (2,088,303)
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $151,199,929
                                                                   ============

*        Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $2,087,917; cash collateral of $2,120,639
         (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 was as follows:

INDUSTRY
--------
Financial - Bank & Trust                                      14.0%
Pharmaceuticals                                                9.0
Insurance                                                      8.2
Consumer Products & Services                                   7.8
Oil, Gas & Consumable Fuels                                    7.6
Food                                                           5.2
Beverages                                                      5.0
Electronic Components & Equipment                              5.0
Entertainment & Leisure                                        4.2
Medical Supplies & Equipment                                   3.4
Retail & Merchandising                                         3.4
Chemicals                                                      2.5
Utilities                                                      2.4
Telecommunications                                             2.2
Automobile Manufacturers                                       2.1
Office Equipment                                               2.0
Conglomerates                                                  1.7
Computer Services & Software                                   1.6
Packaging                                                      1.6
Semiconductors                                                 1.5
Affiliated Money Market Mutual Fund
  (including 1.4% of collateral received
  for securities on loan)                                      1.4
Gaming                                                         1.3
Advertising                                                    1.2
Biotechnology                                                  1.2
Broadcasting                                                   0.9
Building Materials                                             0.9
Automotive Parts                                               0.8
Business Services                                              0.8
Computer Hardware                                              0.8
Precious Metals                                                0.7
Distribution/Wholesale                                         0.5
Railroads                                                      0.5
                                                             -----
                                                             101.4
Liabilities in excess of other assets                         (1.4)
                                                             -----
                                                             100.0%
                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B10

                         ------------------------------
                         AST SMALL-CAP GROWTH PORTFOLIO
                         ------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.3%
COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE -- 0.7%
    ARGON ST, Inc. ..........................          46,000      $  1,224,980
                                                                   ------------
AUTOMOTIVE PARTS -- 2.3%
    CLARCOR, Inc.(a) ........................          40,800         1,215,432
    H&E Equipment Services, Inc.* ...........          21,700           639,065
    Modine Manufacturing Co. ................          39,700           927,392
    Regal-Beloit Corp. ......................          28,300         1,249,445
                                                                   ------------
                                                                      4,031,334
                                                                   ------------
BROADCASTING -- 1.6%
    Emmis Communications Corp.
       (Class A Stock), Series A* ...........          60,700           949,348
    Entravision Communications Corp.
       (Class A Stock) ......................         122,625         1,050,896
    Journal Communications, Inc.
       (Class A Stock) ......................          77,500           871,100
                                                                   ------------
                                                                      2,871,344
                                                                   ------------
BUILDING MATERIALS -- 0.5%
    Drew Industries, Inc. ...................          25,400           822,960
                                                                   ------------
BUSINESS SERVICES -- 2.2%
    Internet Capital Group, Inc.* ...........          71,519           643,671
    Korn/Ferry International* ...............          50,900           997,131
    Navigant Consulting, Inc.* ..............          58,200         1,318,230
    Watson Wyatt & Co. Holdings .............          26,900           945,266
                                                                   ------------
                                                                      3,904,298
                                                                   ------------
CHEMICALS -- 1.2%
    Cabot Microelectronics Corp.* ...........          32,800           994,168
    Rockwood Holdings, Inc.* ................          48,200         1,109,082
                                                                   ------------
                                                                      2,103,250
                                                                   ------------
COMMERCIAL SERVICES -- 0.8%
    Rollins, Inc. ...........................          77,700         1,526,028
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 11.2%
    Ansys, Inc.*(a) .........................          50,863         2,432,269
    Avid Technology, Inc.* ..................          41,495         1,383,028
    Cogent, Inc.*(a) ........................          98,575         1,485,525
    Computer Programs and Systems, Inc. .....          24,200           967,032
    Factset Research Systems, Inc. ..........          54,887         2,596,155
    Ixia* ...................................          94,130           847,170
    LoJack Corp.* ...........................          38,300           722,338
    McDATA Corp. (Class A Stock)*(a) ........         465,610         1,899,689
    Netsmart Technologies, Inc.* ............          51,800           671,328
    Quality Systems, Inc.* ..................          53,305         1,962,690
    Radisys Corp.* ..........................          90,854         1,995,154
    ScanSource, Inc.* .......................          55,294         1,621,220
    Trident Microsystems, Inc.*(a) ..........          73,310         1,391,424
                                                                   ------------
                                                                     19,975,022
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.2%
    Central Garden & Pet Co. ................          27,200         1,170,960
    Elizabeth Arden, Inc.* ..................          19,800           354,024
    G & K Services, Inc. ....................          42,800         1,468,040
    Spartech Corp. ..........................          40,500           915,300
                                                                   ------------
                                                                      3,908,324
                                                                   ------------
DISTRIBUTION/WHOLESALE -- 0.8%
    Pool Corporation ........................          31,450         1,372,164
                                                                   ------------
Diversified Manufacturing -- 0.3%
    Griffon Corp.*(a) .......................          19,600           511,560
                                                                   ------------
DIVERSIFIED OPERATIONS -- 2.6%
    Actuant Corp. (Class A Stock) ...........          53,025         2,648,599
    Corrections Corp. of America* ...........          37,903         2,006,585
                                                                   ------------
                                                                      4,655,184
                                                                   ------------
Education -- 1.0%
    Courier Corp. ...........................          28,350         1,134,567
    Universal Technical Institute, Inc.* ....          28,200           620,964
                                                                   ------------
                                                                      1,755,531
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 7.5%
    Advanced Energy Industries, Inc.* .......          95,890         1,269,584
    Coherent, Inc.* .........................          66,285         2,235,793
    Dolby Laboratories, Inc.
       (Class A Stock)* .....................          78,335         1,825,205
    General Cable Corp.* ....................          62,299         2,180,465
    M-Systems Flash Disk Pioneers*(a) .......          40,275         1,193,348
    Methode Electronics, Inc.
       (Class A Stock) ......................          53,200           559,132
    OYO Geospace Corp.* .....................          35,287         2,015,241
    Universal Electronics, Inc.* ............         121,898         2,158,814
                                                                   ------------
                                                                     13,437,582
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.5%
    RC2 Corp.* ..............................          18,500           715,210
    Shuffle Master, Inc.*(a) ................          64,460         2,112,999
    Vail Resorts, Inc.* .....................          29,770         1,104,467
    Winnebago Industries, Inc.(a) ...........          16,000           496,640
                                                                   ------------
                                                                      4,429,316
                                                                   ------------
ENVIRONMENTAL SERVICES -- 1.8%
    Waste Connections, Inc.* ................          88,046         3,204,874
                                                                   ------------
FARMING & AGRICULTURE -- 1.3%
    Delta & Pine Land Co. ...................          78,789         2,316,397
                                                                   ------------
FINANCIAL - BANK & TRUST -- 3.0%
    ITLA Capital Corp.* .....................          11,500           604,670
    Kanbay International, Inc. ..............          39,700           577,238
    Texas Capital Bancshares, Inc.* .........          20,700           482,310
    Wilshire Bancorp, Inc. ..................          49,300           888,386
    Wintrust Financial Corp. ................          41,043         2,087,037
    WP Stewart & Co. Ltd. ...................          44,200           672,724
                                                                   ------------
                                                                      5,312,365
                                                                   ------------
FINANCIAL SERVICES -- 2.4%
    Boston Private Financial Holdings, Inc. .          28,400           792,360
    Cash America International, Inc. ........          73,092         2,338,944
    Financial Federal Corp.(a) .............           39,650         1,102,666
                                                                   ------------
                                                                      4,233,970
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B11

                   ------------------------------------------
                   AST SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FOOD -- 1.2%
    Middleby Corp.* .........................          16,800      $  1,454,208
    Tootsie Roll Industries, Inc. ...........          24,761           721,288
                                                                   ------------
                                                                      2,175,496
                                                                   ------------
HEALTHCARE SERVICES -- 5.6%
    American Healthways, Inc.*(a) ...........          27,115         1,427,333
    Apria Healthcare Group, Inc.* ...........          31,600           597,240
    Centene Corp.* ..........................          82,560         1,942,637
    deCODE genetics, Inc.(a) ................         144,488           894,381
    Dendreon Corp.*(a) ......................          63,450           307,098
    Healthspring Inc.* ......................          26,100           489,375
    Horizon Health Corp.* ...................          71,034         1,483,190
    Landauer, Inc. ..........................          22,100         1,058,590
    Matria Healthcare, Inc. .................          20,065           429,792
    MWI Veterinary Supply, Inc. .............          17,800           648,454
    Techne Corp.* ...........................          15,300           779,076
                                                                   ------------
                                                                     10,057,166
                                                                   ------------
INDUSTRIAL PRODUCTS -- 1.8%
    AMCOL International Corp. ...............          26,900           708,815
    Interline Brands, Inc.* .................          39,900           932,862
    Photon Dynamics, Inc.* ..................          31,630           396,008
    Ritchie Brothers Auctioneers, Inc. ......          22,900         1,217,822
                                                                   ------------
                                                                      3,255,507
                                                                   ------------
INSURANCE -- 2.2%
    American Equity Investment Life
       Holding Co. ..........................          42,500           453,050
    American Safety Insurance Holding,
       Ltd. .................................          27,510           453,915
    Amerisafe, Inc.* ........................          45,400           564,776
    Hilb Rogal & Hobbs Co. ..................          23,600           879,572
    Philadelphia Consolidated Holding
       Corp.* ...............................          54,170         1,644,601
                                                                   ------------
                                                                      3,995,914
                                                                   ------------
INTERNET SERVICES -- 2.2%
    eCollege.com, Inc.*(a) ..................          35,200           744,128
    Global Payments, Inc. ...................          18,655           905,700
    j2 Global Communication, Inc.*(a) .......          64,500         2,013,690
    Online Resources Corp.* .................          34,500           356,730
                                                                   ------------
                                                                      4,020,248
                                                                   ------------
MACHINERY & EQUIPMENT -- 4.5%
    Bucyrus International, Inc.
       (Class A Stock)(a) ...................          87,782         4,432,991
    IDEX Corp. ..............................          40,800         1,925,760
    Young Innovations, Inc. .................          45,800         1,613,534
                                                                   ------------
                                                                      7,972,285
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.2%
    American Medical Systems Holdings,
       Inc.*(a) .............................         116,992         1,947,917
    Arena Pharmaceuticals, Inc.*(a) .........          53,890           624,046
    Arrow International, Inc. ...............          33,820         1,111,663
    DJ Orthopedics, Inc.* ...................          21,360           786,689
    ICU Medical, Inc.* ......................          16,000           675,840
    LCA-Vision, Inc. ........................          15,600           825,396
    Per-Se Technologies, Inc.*(a) ...........          36,275           913,405
    Respironics, Inc.* ......................          56,420         1,930,692
    Thoratec Corp.* .........................          35,320           489,888
                                                                   ------------
                                                                      9,305,536
                                                                   ------------
MEDICAL WASTE MANAGEMENT -- 0.4%
    Stericycle, Inc.* .......................          10,400           677,040
                                                                   ------------
METALS & MINING -- 3.5%
    Aleris International, Inc. ..............          88,663         4,065,199
    Cleveland-Cliffs, Inc. ..................           6,415           508,645
    MSC Industrial Direct Co., Inc. .........          24,700         1,174,979
    RBC Bearings, Inc. ......................          25,900           587,930
                                                                   ------------
                                                                      6,336,753
                                                                   ------------
OFFICE EQUIPMENT -- 0.5%
    ACCO Brands Corp. .......................          40,300           882,570
                                                                   ------------

OIL & GAS -- 8.4%
    Berry Petroleum Co.
       (Class A Stock) ......................          40,200         1,332,630
    Carbo Ceramics, Inc. ....................          27,150         1,333,879
    Core Laboratories NV (Netherlands)                 25,245         1,540,955
    Horizon Offshore, Inc. ..................          43,165           904,738
    Hydril Co.* .............................          12,700           997,204
    Patterson-UTI Energy, Inc. ..............          48,405         1,370,346
    TETRA Technologies, Inc.* ...............         157,721         4,777,369
    Unit Corp.* .............................          50,129         2,851,839
                                                                   ------------
                                                                     15,108,960
                                                                   ------------
PHARMACEUTICALS -- 2.0%
    Allion Healthcare, Inc.* ................          53,800           467,522
    Ariad Pharmaceuticals, Inc. .............         137,155           618,569
    KV Pharmaceutical Co.
     (Class A Stock)*(a) ....................          69,800         1,302,468
    STERIS Corp.* ...........................          49,800         1,138,428
                                                                   ------------
                                                                      3,526,987
                                                                   ------------
PRINTING & PUBLISHING -- 1.2%
    Journal Register Co.* ...................          77,100           690,816
    Meredith Corp. ..........................          30,400         1,506,016
                                                                   ------------
                                                                      2,196,832
                                                                   ------------
RESTAURANTS -- 2.0%
    Red Robin Gourmet Burgers, Inc.(a)                 33,950         1,444,912
    Ruby Tuesday, Inc. ......................          39,900           973,959
    Steak 'n' Shake Co. (The)* ..............          75,400         1,141,556
                                                                   ------------
                                                                      3,560,427
                                                                   ------------

RETAIL & MERCHANDISING -- 2.7%
    Build-A-Bear Workshop, Inc.*(a) .........          45,134           970,832
    Genesco, Inc.*(a) .......................          61,109         2,069,762
    Guitar Center, Inc.* ....................          32,140         1,429,266
    Houston Wire & Cable, Co. ...............          24,000           412,800
    J. Crew Group, Inc. .....................           1,500            41,175
                                                                   ------------
                                                                      4,923,835
                                                                   ------------
SEMICONDUCTORS -- 2.1%
    ATMI, Inc.* .............................          32,195           792,641

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B12

                   ------------------------------------------
                   AST-SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
SEMICONDUCTORS (CONT'D.)
    Integrated Device Technology, Inc. ......         136,030      $  1,928,905
    Supertex, Inc.* .........................          28,090         1,121,915
                                                                   ------------
                                                                      3,843,461
                                                                   ------------
TELECOMMUNICATIONS -- 1.9%
    EMS Technologies, Inc.* .................          41,403           744,012
    International Speedway Corp.
       (Class A Stock) ......................          25,200         1,168,524
    Oplink Communication, Inc. ..............          24,065           440,630
    Plantronics, Inc. .......................          48,000         1,066,080
                                                                   ------------
                                                                      3,419,246
                                                                   ------------
TRANSPORTATION -- 4.0%
    Bristow Group, Inc.* ....................          28,800         1,036,800
    Forward Air Corp. .......................          34,600         1,409,258
    Heartland Express, Inc. .................          82,533         1,476,515
    HUB Group, Inc.(Class A Stock) ..........          50,000         1,226,500
    Landstar System, Inc.* ..................          41,900         1,978,937
                                                                   ------------
                                                                      7,128,010
                                                                   ------------
UTILITIES
    Aventine Renewable Energy
       Holdings, Inc. .......................             300            11,670
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $154,209,263) .....................................       173,994,426
                                                                   ------------
SHORT-TERM INVESTMENTS -- 11.4%
AFFILIATED MONEY MARKET
    MUTUAL FUND -- 10.7%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $19,102,981; includes
       $17,923,775 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      19,102,981        19,102,981
                                                                   ------------
REGISTERED INVESTMENT COMPANIES -- 0.7%
    BlackRock Provident Institutional
       Funds TempFund Portfolio(j) ..........       1,179,205         1,179,205
                                                                   ------------
TOTAL REGISTERED INVESTMENT COMPANIES
    (cost $1,179,205) .......................................         1,179,205
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $20,282,186) ......................................        20,282,186
                                                                   ------------
TOTAL INVESTMENTS -- 108.7%
    (cost $174,491,449) .....................................       194,276,612
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (8.7)% ..................................       (15,499,219)
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $178,777,393
                                                                   ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $17,035,904; cash collateral of $17,923,775 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(j)  Security available to institutional investors only.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 was as follows:

INDUSTRY
--------
Short-Term and Affiliated Money Market Mutual Fund                      11.4%
Computer Services & Software                                            11.2
Oil & Gas                                                                8.4
Electronic Components & Equipment                                        7.5
Healthcare Services                                                      5.6
Medical Supplies & Equipment                                             5.2
Machinery & Equipment                                                    4.5
Transportation                                                           4.0
Metals & Mining                                                          3.5
Financial - Bank & Trust                                                 3.0
Retail & Merchandising                                                   2.7
Diversified Operations                                                   2.6
Entertainment & Leisure                                                  2.5
Financial Services                                                       2.4
Automotive Parts                                                         2.3
Business Services                                                        2.2
Consumer Products & Services                                             2.2
Insurance                                                                2.2
Internet Services                                                        2.2
Semiconductors                                                           2.1
Pharmaceuticals                                                          2.0
Restaurants                                                              2.0
Telecommunications                                                       1.9
Environmental Services                                                   1.8
Industrial Products                                                      1.8
Broadcasting                                                             1.6
Farming & Agriculture                                                    1.3
Chemicals                                                                1.2
Food                                                                     1.2
Printing & Publishing                                                    1.2
Education                                                                1.0
Commercial Services                                                      0.8
Distribution/Wholesale                                                   0.8
Aerospace                                                                0.7
Building Materials                                                       0.5
Office Equipment                                                         0.5
Medical Waste Management                                                 0.4
Diversified Manufacturing                                                0.3
Utilities                                                                 --*
                                                                       -----
                                                                       108.7
Liabilities in excess of other assets                                   (8.7)
                                                                       -----
                                                                       100.0%
                                                                       =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B13

                       -----------------------------------
                       AST DeAM SMALL-CAP GROWTH PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS

LONG-TERM INVESTMENTS -- 94.1%
                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING -- 1.2%
    Catalina Marketing Corp.* ...............          72,100      $  2,051,966
    Valueclick, Inc.* .......................          61,000           936,350
                                                                   ------------
                                                                      2,988,316
                                                                   ------------
AEROSPACE -- 0.5%
    BE Aerospace, Inc.* .....................          22,900           523,494
    Teledyne Technologies, Inc.* ............          15,600           511,056
    United Industrial Corp. .................           6,700           303,175
                                                                   ------------
                                                                      1,337,725
                                                                   ------------
AIRLINES -- 0.2%
    ExpressJet Holdings, Inc.* ..............          60,500           418,055
                                                                   ------------
AUTOMOTIVE PARTS -- 0.3%
    CSK Auto Corp.* .........................          61,000           730,170
                                                                   ------------
BIOTECHNOLOGY -- 0.8%
    Digene Corp.* ...........................          51,600         1,998,984
                                                                   ------------
BUILDING MATERIALS -- 1.4%
    Genlyte Group, Inc. .....................          18,000         1,303,740
    NCI Building Systems, Inc.(a) ...........          14,800           786,916
    Texas Industries, Inc. ..................          26,000         1,380,600
                                                                   ------------
                                                                      3,471,256
                                                                   ------------
BUSINESS SERVICES -- 5.7%
    Administaff, Inc. .......................          52,100         1,865,701
    Computer Programs and Systems, Inc. .....          38,600         1,542,456
    CSG Systems International, Inc.(a) ......          65,800         1,627,892
    Itron, Inc.* ............................          44,900         2,660,774
    Ixia* ...................................          34,300           308,700
    John H. Harland Co. .....................          33,800         1,470,300
    Kforce, Inc. ............................          72,600         1,124,574
    Labor Ready, Inc.* ......................         112,500         2,548,125
    Spherion Corp.* .........................          31,100           283,632
    TeleTech Holdings, Inc.* ................          22,900           289,914
                                                                   ------------
                                                                     13,722,068
                                                                   ------------
CHEMICALS -- 0.3%
    Symyx Technologies, Inc.* ...............          16,300           393,645
    UAP Holding Corp. .......................          14,200           309,702
                                                                   ------------
                                                                        703,347
                                                                   ------------
CLOTHING & APPAREL -- 0.8%
    Guess, Inc.* ............................          45,700         1,907,975
                                                                   ------------
COMMERCIAL BANKS -- 0.1%
    PrivateBancorp, Inc. ....................           6,100           252,601
                                                                   ------------
COMMERCIAL SERVICES -- 1.2%
    Advisory Board Co.(The)* ................           9,800           471,282
    McGrath Rentcorp ........................           7,900           219,699
    PAREXEL International Corp.* ............          14,200           409,670
    Universal Technical Institute, Inc.* ....          45,000           990,900
    Watson Wyatt & Co. Holdings .............          25,700           903,098
                                                                   ------------
                                                                      2,994,649
                                                                   ------------
COMPUTER HARDWARE -- 1.4%
    Komag, Inc.*(a) .........................          43,900         2,027,302
    MTS Systems Corp. .......................           3,600           142,236
    Trident Microsystems, Inc.*(a) ..........          69,900         1,326,702
                                                                   ------------
                                                                      3,496,240
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 3.7%
    Advent Software, Inc. ...................          36,900         1,330,983
    Ansys, Inc.*(a) .........................          30,700         1,468,074
    Hyperion Solutions Corp.* ...............          39,200         1,081,920
    Macrovision Corp.* ......................          16,800           361,536
    Parametric Technology Corp.* ............          25,080           318,767
    SPSS, Inc.* .............................          52,300         1,680,922
    Sykes Enterprises, Inc.* ................          23,800           384,608
    Websense, Inc.*(a) ......................          43,800           899,652
    Wind River Systems, Inc.* ...............          47,400           421,860
    Witness Systems, Inc.*(a) ...............          46,500           937,905
                                                                   ------------
                                                                      8,886,227
                                                                   ------------
CONSTRUCTION -- 1.4%
    Champion Enterprises, Inc.* .............          78,500           866,640
    Granite Construction, Inc. ..............          56,300         2,548,701
                                                                   ------------
                                                                      3,415,341
                                                                   ------------
CONTAINERS & PACKAGING -- 0.7%
    Silgan Holdings, Inc. ...................          42,800         1,584,028
                                                                   ------------
DISTRIBUTION/WHOLESALE -- 0.4%
    Brightpoint, Inc.* ......................          70,080           948,182
                                                                   ------------
EDUCATION -- 0.2%
    Blackboard, Inc.* .......................          19,500           564,720
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.4%
    Advanced Energy Industries, Inc.* .......         123,800         1,639,112
    Ansoft Corp. ............................          20,000           409,600
    Daktronics, Inc. ........................          28,400           819,908
    General Cable Corp.* ....................          68,700         2,404,500
    LoJack Corp.* ...........................          12,600           237,636
    Plexus Corp.* ...........................          64,400         2,203,124
    Vicor Corp. .............................          39,700           657,829
                                                                   ------------
                                                                      8,371,709
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.0%
    Bally Technologies, Inc.*(a) ............          77,600         1,278,072
    Life Time Fitness, Inc.* ................           4,900           226,723
    Marvel Entertainment, Inc.* .............         110,200         2,204,000
    Vail Resorts, Inc.* .....................          33,100         1,228,010
                                                                   ------------
                                                                      4,936,805
                                                                   ------------
ENVIRONMENTAL SERVICES -- 1.0%
    Aleris International, Inc. ..............          39,700         1,820,245
    American Ecology Corp. ..................          19,800           524,700
                                                                   ------------
                                                                      2,344,945
                                                                   ------------
EQUIPMENT SERVICES -- 0.1%
    Global Imaging Systems, Inc.* ...........           3,700           152,736
                                                                   ------------
FINANCIAL - BANK & TRUST -- 2.0%
    Center Financial Corp. ..................          40,500           957,420
    Hancock Holding Co. .....................          12,000           672,000
    Pacific Capital Bancorp .................          12,533           390,027
    SVB Financial Group*(a) .................          22,500         1,022,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B14

                 -----------------------------------------------
                 AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FINANCIAL - BANK & TRUST (CONT'D.)
    Texas Regional Bancshares, Inc.
       (Class A Stock) ......................          41,928      $  1,589,910
    Wilshire Bancorp, Inc. ..................           7,900           142,358
                                                                   ------------
                                                                      4,774,565
                                                                   ------------
FINANCIAL SERVICES -- 1.8%
    GFI Group, Inc.* ........................          21,700         1,170,715
    National Financial Partners Corp. .......          20,700           917,217
    optionsXpress Holdings, Inc.* ...........         103,100         2,403,261
                                                                   ------------
                                                                      4,491,193
                                                                   ------------
FOOD -- 0.2%
    Flowers Foods, Inc. .....................          18,900           541,296
                                                                   ------------
HEALTHCARE - MEDICAL PRODUCTS -- 0.4%
    PSS World Medical, Inc.* ................          50,700           894,855
                                                                   ------------
HEALTHCARE SERVICES -- 3.4%
    American Healthways, Inc.*(a) ...........          48,600         2,558,304
    AmSurg Corp.* ...........................          13,800           313,950
    Chemed Corp. ............................          23,300         1,270,549
    Magellan Health Services, Inc.* .........           8,600           389,666
    Odyssey HealthCare, Inc. ................          73,800         1,296,666
    Sunrise Senior Living, Inc. .............          91,300         2,524,445
                                                                   ------------
                                                                      8,353,580
                                                                   ------------
INDUSTRIAL PRODUCTS -- 1.3%
    Applied Industrial Technologies,
       Inc.(a) ..............................          46,150         1,121,907
    NS Group, Inc.* .........................          35,700         1,966,356
                                                                   ------------
                                                                      3,088,263
                                                                   ------------
INTERNET SERVICES -- 2.8%
    aQuantive, Inc.* ........................          26,000           658,580
    CNET Networks, Inc.* ....................          84,000           670,320
    eCollege.com, Inc.* .....................           6,100           128,954
    Internet Security Systems* ..............          38,800           731,380
    j2 Global Communications, Inc.*(a) ......          32,500         1,014,650
    Jupitermedia Corp.*(a) ..................          36,600           475,800
    Move, Inc. ..............................          51,800           283,864
    Perficient, Inc. ........................          22,100           273,156
    RealNetworks, Inc.*(a) ..................          66,900           715,830
    Sohu.com, Inc.* .........................          19,000           490,010
    Trizetto Group, Inc.(The)* ..............          17,700           261,783
    WebEx Communications, Inc.* .............          32,100         1,140,834
                                                                   ------------
                                                                      6,845,161
                                                                   ------------
MACHINERY & EQUIPMENT -- 3.0%
    Intevac, Inc. ...........................          27,500           596,200
    Kaydon Corp. ............................          13,200           492,492
    Middleby Corp.* .........................          17,800         1,540,768
    Nordson Corp. ...........................          22,300         1,096,714
    Rofin-Sinar Technologies, Inc. ..........          11,500           660,905
    Wabtec Corp. ............................          74,600         2,790,040
                                                                   ------------
                                                                      7,177,119
                                                                   ------------
MEDIA -- 0.7%
    Lodgenet Entertainment Corp.* ...........          28,000           522,200
    Mediacom Communications Corp.
       (Class A Stock)* .....................         193,000         1,202,390
                                                                   ------------
                                                                      1,724,590
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 7.5%
    American Medical Systems
       Holdings, Inc.* ......................         138,400         2,304,360
    Arthrocare Corp.*(a) ....................          15,300           642,753
    Biosite, Inc.(a) ........................          43,900         2,004,474
    Candela Corp.* ..........................          24,200           383,812
    DJ Orthopedics, Inc.* ...................          17,500           644,525
    Integra LifeSciences Holdings* ..........          50,900         1,975,429
    Kyphon, Inc.* ...........................          64,100         2,458,876
    LCA-Vision, Inc. ........................          38,600         2,042,326
    Luminex Corp. ...........................          41,000           712,990
    Medicis Pharmaceutical
       (Class A Stock) ......................         101,500         2,436,000
    Mentor Corp. ............................          20,900           909,150
    Ventana Medical Systems, Inc.* ..........          22,000         1,037,960
    Vital Images, Inc. ......................          28,200           696,540
                                                                   ------------
                                                                     18,249,195
                                                                   ------------
METALS & MINING -- 4.5%
    AK Steel Holding Corp.* .................         130,600         1,806,198
    Alpha Natural Resources, Inc.* ..........          27,600           541,512
    Chaparral Steel Co. .....................          36,800         2,650,336
    Cleveland-Cliffs, Inc.(a) ...............          25,700         2,037,753
    Quanex Corp.(a) .........................          59,600         2,566,972
    Stillwater Mining Co.* ..................         100,500         1,274,340
                                                                   ------------
                                                                     10,877,111
                                                                   ------------
MISCELLANEOUS MANUFACTURING -- 0.8%
    Actuant Corp. (Class A Stock) ...........          10,900           544,455
    Acuity Brands, Inc. .....................           5,500           214,005
    Freightcar America, Inc. ................          20,000         1,110,200
                                                                   ------------
                                                                      1,868,660
                                                                   ------------
OFFICE EQUIPMENT -- 0.5%
    Herman Miller, Inc. .....................          43,800         1,128,726
                                                                   ------------
OIL & GAS -- 6.9%
    Atlas America, Inc. .....................          15,900           712,479
    Berry Petroleum Co.
       (Class A Stock) ......................          62,000         2,055,300
    Bill Barrett Corp.* .....................           6,900           204,309
    Comstock Resources, Inc.* ...............          86,300         2,576,918
    Giant Industries, Inc.* .................          13,100           871,805
    Grey Wolf, Inc.*(a) .....................         340,400         2,621,080
    Penn Virginia Corp.(a) ..................          36,000         2,515,680
    Petroleum Development Corp.* ............           2,900           109,330
    Pioneer Drilling Co.* ...................         131,300         2,027,272
    RPC, Inc. ...............................          25,100           609,428
    Veritas DGC, Inc. .......................          45,400         2,341,732
                                                                   ------------
                                                                     16,645,333
                                                                   ------------
PHARMACEUTICALS -- 6.6%
    Alkermes, Inc.*(a) ......................         118,300         2,238,236
    Alpharma, Inc. (Class A Stock) ..........          67,200         1,615,488
    Bentley Pharmaceuticals, Inc. ...........          53,900           590,744

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B15

                 -----------------------------------------------
                 AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
PHARMACEUTICALS (CONT'D.)
    Connectics Corp.* .......................          49,400      $    580,944
    Cubist Pharmaceuticals, Inc.*(a) ........          76,200         1,918,716
    Enzon Pharmaceuticals, Inc.*(a) .........         118,900           896,506
    KV Pharmaceutical Co.
       (Class A Stock)* .....................         105,600         1,970,496
    Pain Therapeutics, Inc.*(a) .............         174,300         1,455,405
    Penwest Pharmaceuticals Co.* ............          16,100           351,463
    Salix Pharmaceuticals Ltd.* .............         147,500         1,814,250
    Sciele Pharmaceutical, Inc.(a) ..........          63,100         1,463,289
    Valeant Pharmaceuticals
       International ........................          47,000           795,240
    West Pharmaceutical Services, Inc.                 11,600           420,848
                                                                   ------------
                                                                     16,111,625
                                                                   ------------
PRINTING & PUBLISHING -- 0.7%
    Consolidated Graphics, Inc.* ............          32,800         1,707,568
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 2.7%
    Acadia Realty Trust .....................          10,600           250,690
    Alexander's, Inc.* ......................           2,300           625,048
    Alexandria Real Estate Equities, Inc.               8,800           780,384
    Biomed Realty Trust, Inc. ...............          13,100           392,214
    Corporate Office Properties Trust .......          11,700           492,336
    Cousins Properties, Inc. ................          26,100           807,273
    EastGroup Properties, Inc. ..............           4,700           219,396
    Equity Lifestyle Properties, Inc. .......           6,900           302,427
    Glimcher Realty Trust ...................          13,700           339,897
    Home Properties of New York, Inc. .......          13,100           727,181
    Longview Fibre Co. ......................          11,900           227,171
    Tanger Factory Outlet Centers, Inc.                 5,300           171,561
    Washington Real Estate Investment
       Trust ................................          30,000         1,101,000
                                                                   ------------
                                                                      6,436,578
                                                                   ------------
RESTAURANTS -- 1.1%
    Buffalo Wild Wings, Inc.* ...............           7,400           283,494
    Papa John's International, Inc.* ........          42,700         1,417,640
    Rare Hospitality International, Inc. ....          36,400         1,046,864
                                                                   ------------
                                                                      2,747,998
                                                                   ------------
RETAIL & MERCHANDISING -- 8.5%
    Aeropostale, Inc.*(a) ...................           9,900           286,011
    Brown Shoe Co., Inc. ....................          39,100         1,332,528
    Cato Corp.(The) .........................          26,400           682,440
    CEC Entertainment, Inc.* ................          31,400         1,008,568
    Christopher & Banks Corp. ...............          71,800         2,082,200
    Dress Barn, Inc. ........................          56,700         1,437,345
    Gymboree Corp.* .........................          69,400         2,412,344
    Hibbett Sporting Goods, Inc.* ...........          33,500           800,650
    Longs Drug Stores Corp. .................          55,400         2,527,348
    New York & Co., Inc.* ...................          34,100           333,157
    Pantry, Inc.(The)*(a) ...................          37,900         2,180,766
    Phillips-Van Heusen Corp. ...............          42,700         1,629,432
    Select Comfort Corp.*(a) ................          79,350         1,822,669
    Stein Mart, Inc. ........................          52,900           782,920
    Yankee Candle Co., Inc.(The) ............          50,400         1,260,504
                                                                   ------------
                                                                     20,578,882
                                                                   ------------

SEMICONDUCTORS -- 5.7%
    Asyst Technologies Corp. ................         115,900           872,727
    Cirrus Logic, Inc.* .....................         137,100         1,115,994
    Cymer, Inc.* ............................          45,600         2,118,576
    Diodes, Inc. ............................          40,600         1,682,464
    IXYS Corp.* .............................          77,600           744,960
    Mattson Technology, Inc. ................         163,800         1,600,326
    Micrel, Inc.* ...........................         142,300         1,424,423
    Omnivision Technologies, Inc.* ..........          80,400         1,698,048
    Veeco Instruments, Inc.* ................          29,800           710,432
    Zoran Corp.* ............................          74,800         1,820,632
                                                                   ------------
                                                                     13,788,582
                                                                   ------------
SOFTWARE -- 0.9%
    Dendrite International, Inc.* ...........          37,200           343,728
    MicroStrategy, Inc. (Class A Stock) .....          19,800         1,930,896
                                                                   ------------
                                                                      2,274,624
                                                                   ------------
TELECOMMUNICATIONS -- 2.7%
    Adtran, Inc. ............................          43,900           984,677
    Commonwealth Telephone
       Enterprises, Inc.* ...................           4,500           149,220
    Dobson Communications Corp.
       (Class A Stock)* .....................         188,400         1,456,332
    InterDigital Communications Corp.* ......          62,600         2,185,366
    Polycom, Inc.* ..........................          10,100           221,392
    Syniverse Holdings, Inc.* ...............          72,300         1,062,810
    Tekelec* ................................          37,800           466,830
                                                                   ------------
                                                                      6,526,627
                                                                   ------------
TRANSPORTATION -- 2.6%
    ABX Air, Inc.* ..........................         116,500           703,660
    Ambassadors Group, Inc. .................          11,900           343,672
    EGL, Inc.* ..............................          43,000         2,158,600
    HUB Group, Inc.(Class A Stock) ..........          73,200         1,795,596
    Old Dominion Freight Line, Inc.* ........          20,300           763,077
    Pacer International, Inc.* ..............          15,100           491,958
                                                                   ------------
                                                                      6,256,563
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $218,863,325) ......................................      228,314,773
                                                                   ------------

                                                     PRINCIPAL
INTEREST                             MATURITY         AMOUNT
  RATE                                 DATE           (000)
--------                             --------        ---------
SHORT-TERM INVESTMENTS -- 15.3%
U.S. TREASURY OBLIGATION -- 0.3%
U.S. Treasury Bills
    (cost $718,440) Zero             07/20/06          $720             717,593
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B16

                 -----------------------------------------------
                 AST DeAM SMALL-CAP GROWTH PORTFOLIO (CONTINUED)
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                    ----------     ------------
AFFILIATED MONEY MARKET
   MUTUAL FUND -- 15.0%
   Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $36,571,217; includes
       $26,330,106 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................       36,571,217     $ 36,571,217
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $37,289,657) .......................................       37,288,810
                                                                   ------------
TOTAL INVESTMENTS -- 109.4%
    (cost $256,152,982; Note 6) ..............................       265,603,583
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (9.4)%(u) ................................      (22,907,765)
                                                                   ------------
NET ASSETS -- 100.0% .........................................     $242,695,818
                                                                   ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $25,536,887; cash collateral of $26,330,106 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

 NUMBER                                     VALUE AT      VALUE AT
   OF                        EXPIRATION      TRADE        JUNE 30,     UNREALIZED
CONTRACTS           TYPE       MONTH          DATE          2006      APPRECIATION
---------         --------   ----------   -----------   -----------   ------------
LONG POSITIONS:
    31            Russell
                   2000        Sep 06     $10,617,325   $11,338,250     $720,925
                                                                        ========

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 10.8% of collateral received for
    securities on loan)                                              15.0%
Retail & Merchandising                                                8.5
Medical Supplies & Equipment                                          7.5
Oil & Gas                                                             6.9
Pharmaceuticals                                                       6.6
Business Services                                                     5.7
Semiconductors                                                        5.7
Metals & Mining                                                       4.5
Computer Services & Software                                          3.7
Electronic Components & Equipment                                     3.4
Healthcare Services                                                   3.4
Machinery & Equipment                                                 3.0
Internet Services                                                     2.8
Real Estate Investment Trust                                          2.7
Telecommunications                                                    2.7
Transportation                                                        2.6
Entertainment & Leisure                                               2.0
Financial - Bank & Trust                                              2.0
Financial Services                                                    1.8
Building Materials                                                    1.4
Computer Hardware                                                     1.4
Construction                                                          1.4
Industrial Products                                                   1.3
Advertising                                                           1.2
Commercial Services                                                   1.2
Restaurants                                                           1.1
Environmental Services                                                1.0
Software                                                              0.9
Biotechnology                                                         0.8
Clothing & Apparel                                                    0.8
Miscellaneous Manufacturing                                           0.8
Containers & Packaging                                                0.7
Media                                                                 0.7
Printing & Publishing                                                 0.7
Aerospace                                                             0.5
Office Equipment                                                      0.5
Distribution/Wholesale                                                0.4
Healthcare - Medical Products                                         0.4
Automotive Parts                                                      0.3
Chemicals                                                             0.3
U.S. Treasury Obligation                                              0.3
Airlines                                                              0.2
Education                                                             0.2
Food                                                                  0.2
Commercial Banks                                                      0.1
Equipment Services                                                    0.1
                                                                    -----
                                                                    109.4
Liabilities in excess of other assets                                (9.4)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B17

                    -----------------------------------------
                    AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.8%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING -- 1.6%
    Adstar, Inc.* ...........................          61,400      $     59,558
    Clear Channel Outdoor Holdings,
       Inc. (Class A Stock)* ................         105,000         2,200,800
    Lamar Advertising Co.*(a) ...............          36,400         1,960,504
    Monster Worldwide, Inc.*(a) .............          54,460         2,323,264
    Valueclick, Inc.* .......................         224,240         3,442,084
                                                                   ------------
                                                                      9,986,210
                                                                   ------------
AEROSPACE -- 2.7%
    DRS Technologies, Inc.*(a) ..............         112,811         5,499,536
    Innovative Solutions and
       Support, Inc.*(a) ....................         620,000         8,717,200
    K&F Industries Holdings Inc. ............          16,400           290,772
    Transdigm Group, Inc.* ..................          74,300         1,779,485
                                                                   ------------
                                                                     16,286,993
                                                                   ------------
APPAREL & TEXTILE -- 0.5%
    Volcom, Inc. ............................          93,900         3,003,861
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.3%
    Copart, Inc.* ...........................          78,700         1,932,872
                                                                   ------------
AUTOMOTIVE PARTS -- 1.4%
    Commercial Vehicle Group, Inc.* .........          77,100         1,594,428
    CTC Media, Inc. .........................          40,600           741,356
    Monro Muffler Brake, Inc.* ..............         192,036         6,252,692
                                                                   ------------
                                                                      8,588,476
                                                                   ------------
BIOTECHNOLOGY -- 1.1%
    Digene Corp.* ...........................          40,300         1,561,222
    Kosan Biosciences, Inc. .................         509,200         2,036,800
    Qaigen NV (Germany)* ....................         105,400         1,422,266
    Sonus Pharmaceuticals, Inc. .............         203,200         1,011,936
    Speedel Holding, AG
       (Switzerland)* .......................           4,200           549,671
                                                                   ------------
                                                                      6,581,895
                                                                   ------------
BUILDING & CONSTRUCTION -- 0.4%
    Winnebago Industries, Inc.(a) ...........          80,200         2,489,408
                                                                   ------------
BUILDING MATERIALS -- 1.0%
    Cemex SA de CV, ADR (Mexico) ............          45,929         2,616,575
    Simpson Manufacturing Co., Inc. .........          89,620         3,230,801
                                                                   ------------
                                                                      5,847,376
                                                                   ------------
BUSINESS SERVICES -- 5.2%
    Arbitron, Inc. ..........................          45,900         1,759,347
    Aviall, Inc.* ...........................         163,900         7,788,528
    CoStar Group, Inc.*(a) ..................          63,557         3,802,615
    Ctrip.com International Ltd.,
       ADR (China)* .........................          44,900         2,292,145
    Great Wall Acquistion Corp.*(a) .........         202,500         1,040,850
    Infocrossing, Inc.*(a) ..................         223,700         2,583,735
    Iron Mountain, Inc.* ....................          18,500           691,530
    Kenexa Corp.* ...........................         171,500         5,462,275
    NuCo2, Inc.* ............................         200,000         4,808,000
    Onvia, Inc.*(a) .........................         331,800         1,755,222
                                                                   ------------
                                                                     31,984,247
                                                                   ------------
CABLE TELEVISION -- 3.9%
    Central European Media Enterprises Ltd.
       (Class A Stock)*(a) ..................         343,188        21,686,050
    Lodgenet Entertainment Corp.* ...........         123,471         2,302,734
                                                                   ------------
                                                                     23,988,784
                                                                   ------------
CHEMICALS -- 0.3%
    Cabot Microelectronics Corp.*(a) ........          65,770         1,993,489
                                                                   ------------
CLOTHING & APPAREL -- 0.8%
    Carter's, Inc.* .........................         120,400         3,182,172
    Celebrate Express, Inc.* ................         109,600         1,425,896
                                                                   ------------
                                                                      4,608,068
                                                                   ------------
COMMERCIAL SERVICES -- 0.8%
    Dyncorp International, Inc.,
       (Class S Stock)(a) ...................          71,000           736,980
    PFSweb Inc* .............................         116,123           117,284
    Service Master, Co., The ................         150,500         1,554,665
    TNS, Inc.* ..............................          49,400         1,022,086
    Websidestory, Inc.*(a) ..................         116,000         1,415,200
                                                                   ------------
                                                                      4,846,215
                                                                   ------------
COMPUTER HARDWARE -- 1.0%
    Komag, Inc.*(a) .........................         114,400         5,282,992
    Mobility Electronics, Inc.*(a) ..........         126,900           921,294
                                                                   ------------
                                                                      6,204,286
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 4.4%
    Business Objects SA, ADR*(a) ............          44,780         1,218,016
    Cognos, Inc.(Canada)* ...................          59,778         1,700,684
    FileNet Corp.* ..........................          72,856         1,962,012
    Fundtech Ltd.* ..........................         178,100         1,747,161
    Hyperion Solutions Corp.* ...............         206,750         5,706,300
    IHS, Inc., (Class A Stock)* .............          60,000         1,777,800
    Magma Design Automation, Inc.* ..........         195,540         1,437,219
    Motive, Inc.*(a) ........................         122,900           411,715
    NAVTEQ Corp.* ...........................          51,000         2,278,680
    Omniture, Inc. ..........................         495,300         3,610,737
    Pervasive Software, Inc.* ...............         186,744           750,711
    Quest Software, Inc.* ...................         126,900         1,781,676
    SupportSoft, Inc.* ......................          84,200           331,748
    Systems Xcellence, Inc. .................          63,100           730,067
    Taleo Corp.(Class A Stock) ..............         105,600         1,245,024
                                                                   ------------
                                                                     26,689,550
                                                                   ------------
COMPUTER NETWORKING
    Xyratex Ltd. ............................           8,400           222,180
                                                                   ------------
CONSTRUCTION -- 0.8%
    Insteel Industries, Inc. ................          12,000           290,400
    Meritage Homes Corp.* ...................          99,600         4,706,100
                                                                   ------------
                                                                      4,996,500
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.3%
    Aaron Rents, Inc.(a) ....................          63,900         1,717,632
    Concorde Career Colleges, Inc.* .........           5,407           103,490
                                                                   ------------
                                                                      1,821,122
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B18

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
    NETELLER PLC*
       (United Kingdom) .....................          82,400      $    908,157
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.1%
    Charles & Colvard Ltd.(a) ...............         276,769         2,914,378
    Nighthawk Radiology
       Holdings, Inc.* ......................          29,400           527,436
    RHJ International 144A*
       (Belgium) ............................         151,200         3,206,446
                                                                   ------------
                                                                      6,648,260
                                                                   ------------
DRUGS & MEDICINE -- 0.9%
    OSI Pharmaceuticals, Inc.*(a) ...........         158,500         5,224,160
                                                                   ------------
EDUCATION -- 0.2%
    Educate, Inc.*(a) .......................         144,000         1,103,040
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 3.3%
    Advanced Analogic
       Technologies, Inc. ...................           9,100            95,368
    Agere Systems, Inc.* ....................          70,900         1,042,230
    International Displayworks, Inc.*(a) ....         267,900         1,393,080
    Lecroy Corp.* ...........................         125,800         1,805,230
    PowerDsine Ltd.(Israel)*(a) .............         241,500         1,736,385
    Sonic Solutions, Inc.* ..................         100,000         1,650,000
    Spire, Corp. ............................         369,756         2,784,263
    Symbol Technologies, Inc. ...............         631,100         6,809,569
    Vicor Corp. .............................         156,156         2,587,505
                                                                   ------------
                                                                     19,903,630
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Digital Music Group, Inc.* ..............          43,600           239,800
    Dolby Laboratories, Inc.
       (Class A Stock)* .....................          89,800         2,092,340
    Life Time Fitness, Inc.* ................          75,100         3,474,877
                                                                   ------------
                                                                      5,807,017
                                                                   ------------
EQUIPMENT SERVICES -- 0.3%
    Global Imaging Systems, Inc.* ...........          43,500         1,795,680
                                                                   ------------
FINANCIAL - BANK & TRUST -- 0.8%
    IPC Holdings, Ltd. ......................          99,400         2,451,204
    Kanbay International, Inc. ..............         151,400         2,201,356
    Penson Worldwide, Inc. ..................          12,000           206,520
                                                                   ------------
                                                                      4,859,080
                                                                   ------------
FINANCIAL - CONSUMER -- 0.4%
    KKR Private Equity Investment,
       144A (Netherlands) ...................         117,300         2,568,870
                                                                   ------------
FINANCIAL SERVICES -- 1.3%
    Advance America, Cash
       Advance Centers, Inc. ................          93,100         1,632,974
    Affiliated Managers Group, Inc.*(a) .....          17,287         1,502,067
    optionsXpress Holdings, Inc.* ...........           4,087            95,268
    QC Holdings, Inc.*(a) ...................         262,503         3,546,416
    SFGC Co. Ltd. (Japan) ...................           5,000         1,135,966
                                                                   ------------
                                                                      7,912,691
                                                                   ------------
FOOD -- 0.9%
    Chipotle Mexican Grill, Inc.* ...........          23,700         1,444,515
    Lance, Inc. .............................         169,200         3,894,984
                                                                   ------------
                                                                      5,339,499
                                                                   ------------
HEALTHCARE - MEDICAL PRODUCTS -- 0.3%
    Thermogenesis Corp.* ....................         433,700         1,786,844
                                                                   ------------
HEALTHCARE - MEDICAL PROVIDERS -- 0.3%
    Psychiatric Solutions, Inc.* ............          55,600         1,593,496
                                                                   ------------
HEALTHCARE SERVICES -- 1.3%
    Adeza Biomedical Corp.* .................          16,700           234,134
    Medarex, Inc.*(a) .......................         323,100         3,104,991
    Metro Health Networks, Inc. .............         111,000           309,690
    Northfield Laboratories, Inc.*(a) .......          39,800           393,622
    Threshold Pharmaceuticals, Inc.* ......           114,100           399,350
    United Surgical Partners
       International, Inc.*(a) ..............          85,135         2,560,009
    Visicu, Inc.(a) .........................          51,300           905,445
    WebMD Health Corp.
       (Class A Stock)(a) ...................           5,300           250,690
                                                                   ------------
                                                                      8,157,931
                                                                   ------------
HOTELS & MOTELS -- 0.6%
    Morgans Hotel Group, Co. ................          71,000         1,104,760
    Orient-Express Hotels Ltd.
       (Class A Stock) (Bermuda) ............          66,393         2,578,704
                                                                   ------------
                                                                      3,683,464
                                                                   ------------
INDUSTRIAL PRODUCTS -- 0.5%
    Basin Water, Inc.(a) ....................          60,100           602,202
    Interline Brands, Inc.* .................          65,200         1,524,376
    Roper Industries, Inc. ..................          22,600         1,056,550
                                                                   ------------
                                                                      3,183,128
                                                                   ------------
INSURANCE -- 2.0%
    Alleghany Corp.* ........................           7,900         2,183,244
    Endurance Specialty Holdings
       Ltd. (Bermuda) .......................          18,400           588,800
    Mercury General Corp. ...................          10,500           591,885
    Montpelier Re Holdings, Ltd. ............         117,900         2,038,491
    Philadelphia Consolidated
       Holding Corp.* .......................          65,472         1,987,730
    Willis Group Holdings Ltd.
       (United Kingdom) .....................         150,300         4,824,630
                                                                   ------------
                                                                     12,214,780
                                                                   ------------
INTERNET SERVICES -- 4.1%
    A.D.A.M., Inc.* .........................         146,300           909,986
    Access Integrated Technology,
       Inc.(Class A Stock)*(a) ..............         132,300         1,297,863
    Blackboard, Inc.*(a) ....................          58,700         1,699,952
    eCollege.com, Inc.*(a) ..................         112,666         2,381,759
    Gmarket, Inc. ...........................          29,000           445,730
    Jupitermedia Corp.*(a) ..................         683,000         8,879,000
    Liquidity Services, Inc.* ...............          21,600           336,312
    Loopnet, Inc.(a) ........................          25,900           481,999
    Move, Inc. ..............................         393,100         2,154,188

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B19

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                    ---------      ------------
INTERNET SERVICES (CONT'D.)
    NIC, Inc.* ..............................         172,892      $  1,250,009
    Online Resources Corp.* (Germany)                 285,659         2,953,714
    Online Resources Corp.,
       144A* (Germany) ......................          61,000           630,740
    S1 Corp.* ...............................         124,900           599,520
    Sohu.com, Inc.* .........................          37,700           972,283
                                                                   ------------
                                                                     24,993,055
                                                                   ------------
MACHINERY & EQUIPMENT
    Techtronic Industries Co.
       Ltd.(Hong Kong) ......................         107,500           145,340
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 5.6%
    ArthroCare Corp.*(a) ....................          30,800         1,293,908
    Cambrex Corp. ...........................          46,200           962,346
    Ciphergen Biosystems, Inc.* .............         654,300           726,273
    Conceptus, Inc.* ........................             800            10,912
    Cytyc Corp.* ............................         112,648         2,856,753
    Endo Pharmaceuticals
       Holdings, Inc.* ......................         118,100         3,894,938
    Endologix, Inc.* ........................         206,900           732,426
    Illumina, Inc.* .........................          90,600         2,687,196
    Incyte Genomics, Inc.* ..................         555,400         2,554,840
    Kinetic Concepts, Inc.* .................          56,000         2,472,400
    Kyphon, Inc.*(a) ........................         106,274         4,076,671
    Labopharm, Inc. .........................         174,800         1,380,920
    Neurometrix, Inc.* ......................           3,400           103,564
    NxStage Medical, Inc.* ..................         117,900         1,029,267
    Orthofix International NV* ..............         191,934         7,318,443
    Zoll Medical Corp.* .....................          56,700         1,857,492
                                                                   ------------
                                                                     33,958,349
                                                                   ------------
METALS & MINING -- 0.8%
    Schnitzer Steel Industries,
       Inc.(Class A Stock) ..................         137,400         4,874,952
                                                                   ------------
OIL & GAS -- 0.6%
    Complete Production Services, Inc. ......          26,500           626,460
    Encore Acquisition Co.* .................          23,300           625,139
    Horizon Offshore, Inc. ..................           5,800           121,568
    McMoRan Exploration Co.(a) ..............          32,800           577,280
    St. Mary Land & Exploration Co. .........          16,300           656,075
    Syntroleum, Corp.(a) ....................         187,500         1,138,125
                                                                   ------------
                                                                      3,744,647
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Nine Dragons Paper Holdings
       Ltd.(Hong Kong)* .....................       1,582,100         1,283,395
                                                                   ------------
PHARMACEUTICALS -- 9.2%
    Acadia Pharmaceuticals, Inc.* ...........          68,600           578,984
    Acusphere, Inc.*(a) .....................         504,400         1,730,092
    Adaltis, Inc., 144A* (Canada) ...........         224,200           512,148
    Allergan, Inc. ..........................              12             1,287
    Alnylam Pharmeceuticals, Inc.*(a) .......         155,200         2,340,416
    Altus Pharmaceuticals, Inc.* ............          52,400           966,780
    Auxilium Pharmaceuticals, Inc.*(a) ......         201,800         1,570,004
    Avigen, Inc. ............................          34,000           176,120
    Bioenvision, Inc.*(a) ...................         325,500         1,734,915
    Cubist Pharmaceuticals, Inc.*(a) ........         149,900         3,774,482
    CV Therapeutics, Inc.*(a) ...............         141,400         1,975,358
    Dynavax Technologies Corp.*(a) ..........         569,500         2,363,425
    Encysive Pharmeceuticals, Inc.* .........          57,900           401,247
    Human Genome Sciences, Inc.*(a) .........         213,300         2,282,310
    ICOS Corp. ..............................          46,800         1,029,132
    Jerini AG (Germany) .....................         102,800           675,840
    Kos Pharmaceuticals, Inc.* ..............          54,800         2,061,576
    Medicines Co.*(a) .......................         148,500         2,903,175
    Medicure, Inc. ..........................         361,300           459,595
    Nektar Therapeutics*(a) .................         155,600         2,853,704
    Neurochem, Inc.*(a) (Canada) ............         259,500         2,732,535
    Neurocrine Biosciences, Inc.*(a) ........         182,000         1,929,200
    Penwest Pharmaceuticals Co.*(a) .........         192,200         4,195,726
    Point Therapeutics, Inc.* ...............       1,189,700         2,950,456
    Progenics Pharmaceuticals, Inc.* ........         106,600         2,564,796
    Regeneron Pharmaceuticals, Inc.* . ......         107,400         1,376,868
    Sepracor, Inc.*(a) ......................          61,200         3,496,968
    Somaxon Pharmaceuticals, Inc.* ..........         164,700         2,570,967
    Spectrum Pharmaceuticals, Inc.*(a) ......         214,600           836,940
    Valera Pharmaceuticals, Inc.*(a) ........         119,249         1,000,499
    Vical, Inc.* ............................         332,800         1,847,040
    YM Biosciences, Inc.* (Canada) ..........         121,900           466,284
                                                                   ------------
                                                                     56,358,869
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
    First Potomac Realty Trust ..............          68,700         2,046,573
                                                                   ------------
RESTAURANTS -- 1.8%
    Applebee's International, Inc. ..........          47,700           916,794
    Buffalo Wild Wings, Inc.*(a) ............         107,100         4,103,001
    Texas Roadhouse, Inc.
       (Class A Stock)(a) ...................         243,400         3,290,768
    Wetherspoon, (J.D.) PLC
       (United Kingdom) .....................         371,016         2,945,034
                                                                   ------------
                                                                     11,255,597
                                                                   ------------
RETAIL & MERCHANDISING -- 5.9%
    A.C. Moore Arts & Crafts, Inc.*(a) ......         153,604         2,505,281
    Cabela's, Inc.(Class A Stock)*(a) .......          41,100           791,586
    Citi Trends, Inc.*(a) ...................          70,000         2,988,300
    Cost Plus, Inc.* ........................          64,600           947,036
    Dick's Sporting Goods, Inc.*(a) .........         302,954        11,996,979
    DSW, Inc.* ..............................          26,200           954,204
    Golfsmith International
       Holdings, Inc.(a) ....................          63,200           638,320
    Houston Wire & Cable, Co. ...............          14,500           249,400
    J. Crew Group, Inc. .....................          38,600         1,059,570
    PC Mall, Inc.* ..........................          96,200           610,870
    PETCO Animal Supplies, Inc.* ............         512,000        10,460,160
    Rubio's Restaurants, Inc.* ..............          95,400           810,900
    Submarino SA, GDR, 144A
       (Brazil)* ............................          51,500         2,070,233
                                                                   ------------
                                                                     36,082,839
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B20

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                    ---------      ------------
SEMICONDUCTORS -- 9.1%
    Actions Semiconductor Co.,
       Ltd. ADR (China) .....................          79,700      $    836,850
    Anadigics, Inc.*(a) .....................         381,900         2,566,368
    ARM Holdings PLC, ADR
       (United Kingdom)(a) ..................         130,829           818,990
    Asyst Technologies, Inc. ................          23,800           179,214
    Cirrus Logic, Inc.* .....................         125,000         1,017,500
    CSR PLC* (United Kingdom) ...............         716,000        16,682,878
    Emcore Corp.*(a) ........................         209,000         2,006,400
    Entegris, Inc.*(a) ......................         177,500         1,691,575
    Himax Technologies, Inc. ................         178,500         1,021,020
    MEMC Electronic
       Materials, Inc.*(a) ..................         335,600        12,585,000
    Microsemi Corp.*(a) .....................         129,500         3,157,210
    MKS Instruments, Inc.* ..................          51,600         1,038,192
    Nextest Systems Corp.* ..................           9,700           157,237
    Saifun Semiconductors Ltd.
       (Israel)(a) ..........................          80,000         2,292,000
    Semitool, Inc. ..........................          75,400           680,108
    Silicon Image, Inc.* ....................         173,400         1,869,252
    Spansion, Inc.(Class A Stock)*(a) .               222,300         3,543,462
    Ultratech Stepper, Inc.* ................         226,200         3,560,388
                                                                   ------------
                                                                     55,703,644
                                                                   ------------
TELECOMMUNICATIONS -- 1.2%
    ADTRAN, Inc. ............................          27,600           619,068
    CPI International, Inc. .................          88,800         1,287,600
    Eschelon Telecom Inc. ...................          43,000           665,210
    Foundry Networks, Inc.* .................          38,464           410,026
    Gilat Satellite Networks (Israel) .......          86,700           676,260
    Knology, Inc. ...........................          21,160           196,788
    Ntelos Holdings Corp.* ..................          57,906           836,742
    Time Warner Telecom, Inc.
       (Class A Stock)*(a) ..................         177,300         2,632,905
                                                                   ------------
                                                                      7,324,599
                                                                   ------------
TRANSPORTATION -- 16.0%
    ABX Air, Inc.* ..........................       1,285,980         7,767,319
    Con-Way, Inc. ...........................         195,300        11,313,729
    Dynamex, Inc.* ..........................         132,500         2,889,825
    EGL, Inc.*(a) ...........................         371,200        18,634,240
    Expeditors International
       Washington, Inc.(a) ..................         115,792         6,485,510
    Forward Air Corp.(a) ....................         301,350        12,273,985
    Kuehne & Nagel International
       AG* (Switzerland) ....................          48,750         3,548,935
    Landstar System, Inc.*(a) ...............         264,400        12,487,612
    Quality Distribution, Inc.* .............         416,500         5,531,120
    Ryder System, Inc. ......................         239,700        14,005,671
    Sinotrans Ltd.(Hong Kong) ...............       8,306,000         2,620,257
                                                                   ------------
                                                                     97,558,203
                                                                   ------------
UTILITIES -- 0.1%
    Consolidated Water Co. Ltd. .............          27,200           668,848
    Goodman Global, Inc. ....................           2,900            44,022
                                                                   ------------
                                                                        712,870
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $516,528,145) ......................................      590,804,191
                                                                   ------------

SHORT-TERM INVESTMENTS -- 27.5%
AFFILIATED MONEY MARKET
MUTUAL FUND -- 25.3%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $154,431,717; includes
       $154,431,448 of cash collateral
       for securities on loan)(B)(W)
       (Note 4) .............................     154,431,717      $154,431,717
                                                                   ------------

                                               PRINCIPAL
                                                AMOUNT
                                                (000)
                                               ---------
REPURCHASE AGREEMENT -- 2.2%
Greenwich Capital Markets, Inc.,
    4.49%, dated 06/30/06, maturing
    07/03/06, repurchase price $13,254,958
    (collateralized by U.S. Treasury Note,
    14.00%, par value $12,862,000; market
    value of the collateral including
    interest $13,507,110; due
    11/15/2011) (cost $13,250,000)              $13,250              13,250,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $167,681,717) ......................................      167,681,717
                                                                   ------------
TOTAL INVESTMENTS -- 124.3%
    (cost $684,209,862; Note 6) ..............................      758,485,908
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (24.3)% ..................................     (148,108,328)
                                                                   ------------
NET ASSETS -- 100.0% .........................................     $610,377,580
                                                                   ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

*     Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $148,334,821; cash collateral of $154,431,448 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B21

              -----------------------------------------------------
              AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June, 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
   (including 25.3% of collateral received for
   securities on loan)                                                     25.3%
Transportation                                                             16.0
Pharmaceuticals                                                             9.2
Semiconductors                                                              9.1
Retail & Merchandising                                                      5.9
Medical Supplies & Equipment                                                5.6
Business Services                                                           5.2
Computer Services & Software                                                4.4
Internet Services                                                           4.1
Cable Television                                                            3.9
Electronic Components & Equipment                                           3.3
Aerospace                                                                   2.7
Insurance                                                                   2.0
Restaurants                                                                 1.8
Advertising                                                                 1.6
Automotive Parts                                                            1.4
Financial Services                                                          1.3
Healthcare Services                                                         1.3
Telecommunications                                                          1.2
Biotechnology                                                               1.1
Diversified Operations                                                      1.1
Building Materials                                                          1.0
Computer Hardware                                                           1.0
Entertainment & Leisure                                                     1.0
Drugs & Medicine                                                            0.9
Food                                                                        0.9
Clothing & Apparel                                                          0.8
Commercial Services                                                         0.8
Construction                                                                0.8
Financial - Bank & Trust                                                    0.8
Metals & Mining                                                             0.8
Hotels & Motels                                                             0.6
Oil & Gas                                                                   0.6
Apparel & Textile                                                           0.5
Industrial Products                                                         0.5
Building & Construction                                                     0.4
Financial - Consumer                                                        0.4
Automobile Manufacturers                                                    0.3
Chemicals                                                                   0.3
Consumer Products & Services                                                0.3
Equipment Services                                                          0.3
Healthcare - Medical Products                                               0.3
Healthcare - Medical Providers                                              0.3
Real Estate Investment Trust                                                0.3
Diversified Financial Services                                              0.2
Education                                                                   0.2
Paper & Forest Products                                                     0.2
Utilities                                                                   0.1
Computer Networking                                                          --*
Machinery & Equipment                                                        --*
Short-Term Investments                                                      2.2
                                                                          -----
                                                                          124.3
Liabilities in excess of other assets                                     (24.3)
                                                                          -----
                                                                          100.0%
                                                                          =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B22

                   -------------------------------------------
                   AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.9%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AIRLINES -- 0.2%
    Frontier Airlines Holdings, Inc.(a) .....          75,769      $    546,295
                                                                   ------------
BANKS -- 0.1%
    City National Corp. .....................           2,900           188,761
                                                                   ------------
BASIC MATERIALS - CHEMICAL -- 2.5%
    Albemarle Corp. .........................          44,134         2,113,136
    American Vanguard Corp.(a) ..............          13,164           203,779
    Carlisle Cos., Inc. .....................           4,524           358,753
    Minerals Technologies, Inc. .............          35,780         1,860,560
    NuCo2, Inc.* ............................          18,526           445,365
    Penford Corp. ...........................          26,310           444,639
    Rohm & Haas Co. .........................           8,358           418,903
                                                                   ------------
                                                                      5,845,135
                                                                   ------------
BASIC MATERIALS - FOREST -- 1.4%
    Caraustar Industries, Inc.* .............         171,433         1,542,897
    Packaging Corp. of America ..............          19,936           438,991
    Universal Forest Products, Inc. .........          19,402         1,217,087
                                                                   ------------
                                                                      3,198,975
                                                                   ------------
BASIC MATERIALS - MINING -- 2.6%
    Commercial Metals Co. ...................          91,150         2,342,555
    Mueller Industries, Inc. ................          49,073         1,620,881
    Oregon Steel Mills, Inc.* ...............          44,133         2,235,778
                                                                   ------------
                                                                      6,199,214
                                                                   ------------
BUILDING MATERIALS -- 0.2%
    Builders Firstsource, Inc.* .............          26,305           535,570
                                                                   ------------
BUSINESS SERVICES -- 0.5%
    Perkinelmer, Inc. .......................          57,223         1,195,961
                                                                   ------------
CHEMICALS -- 0.9%
    Ashland, Inc. ...........................           4,215           281,141
    Cabot Microelectronics Corp.* ...........           2,614            79,230
    KMG Chemicals, Inc. .....................          28,339           218,777
    UAP Holding Corp. .......................          68,263         1,488,816
                                                                   ------------
                                                                      2,067,964
                                                                   ------------
COMMERCIAL BANKS -- 0.3%
    Midwest Banc Holdings, Inc. .............          32,223           716,962
                                                                   ------------
COMMERCIAL SERVICES -- 0.4%
    Providence Service Corp. ................          30,966           843,204
                                                                   ------------
COMPUTER HARDWARE -- 0.2%
    Seagate Technology* .....................          24,844           562,468
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.1%
    Filenet Corp.* ..........................          35,017           943,008
    iGATE Corp. .............................          15,060            96,233
    Kanbay International, Inc. ..............          43,530           632,926
    NCR Corp.* ..............................             500            18,320
    Parametric Technology Corp.* ............          63,247           803,869
    Unisys Corp.*(a) ........................          34,905           219,204
                                                                   ------------
                                                                      2,713,560
                                                                   ------------
CONSUMER CYCLICALS - CONSTRUCTION -- 1.4%
    Beazer Homes USA, Inc. ..................          12,852           589,521
    Champion Enterprises, Inc.* .............          20,771           229,312
    Comfort Systems USA, Inc.* ..............          80,261         1,146,930
    Lennar Corp. (Class A Stock) ............          14,111           626,105
    Modtech Holdings, Inc.*(a) ..............          52,881           358,004
    Texas Industries, Inc. ..................           1,887           100,200
    Trex Co., Inc.*(a) ......................           4,183           108,298
    WCI Communities, Inc.*(a) ...............           9,889           199,164
                                                                   ------------
                                                                      3,357,534
                                                                   ------------
CONSUMER CYCLICALS - CONSUMER DURABLES -- 0.9%
    Mohawk Industries, Inc.* ................           2,651           186,498
    Select Comfort Corp.*(a) ................          80,230         1,842,883
                                                                   ------------
                                                                      2,029,381
                                                                   ------------
CONSUMER CYCLICALS - LEISURE & ENTERTAINMENT -- 1.2%
    Fossil, Inc.*(a) ........................          43,742           787,793
    Harrah's Entertainment, Inc .............          14,884         1,059,443
    K2, Inc.* ...............................          82,842           906,292
                                                                   ------------
                                                                      2,753,528
                                                                   ------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 3.0%
    Autoliv, Inc. ...........................           5,533           313,002
    Commercial Vehicle Group, Inc.* .........          52,449         1,084,645
    LoJack Corp.* ...........................          36,592           690,125
    Tenneco Automotive, Inc.* ...............          67,783         1,762,358
    Wabash National Corp. ...................         204,622         3,142,994
                                                                   ------------
                                                                      6,993,124
                                                                   ------------
CONSUMER CYCLICALS - RETAIL APPAREL -- 3.9%
    Aaron Rents, Inc.(a) ....................          81,826         2,199,483
    Big Lots, Inc.*(a) ......................          75,690         1,292,785
    Dress Barn, Inc.* .......................          37,229           943,755
    Gymboree Corp.* .........................          31,612         1,098,833
    J.C. Penney Co., Inc. ...................          17,163         1,158,674
    K-Swiss, Inc. (Class A Stock) ...........          24,155           644,939
    Kellwood Co. ............................           8,301           242,971
    Ross Stores, Inc. .......................          17,045           478,112
    Sharper Image Corp.*(a) .................           7,865            87,380
    Tuesday Morning Corp.*(a) ...............          37,315           490,692
    Zale Corp.* .............................          18,343           441,883
                                                                   ------------
                                                                      9,079,507
                                                                   ------------
CONSUMER STAPLES - FOOD & BEVERAGE -- 0.4%
    Corn Products International, Inc.  ......           9,481           290,119
    Pepsi Bottling Group, Inc. ..............           6,859           220,517
    Smithfield Foods, Inc.*  ................          16,657           480,221
                                                                   ------------
                                                                        990,857
                                                                   ------------
CONSUMER STAPLES - HOME PRODUCTS -- 2.3%
    Clorox Co.(a) ...........................           9,631           587,202
    Elizabeth Arden, Inc.* ..................          54,004           965,592
    Helen of Troy Ltd. (Bermuda)*(a) ........          64,786         1,192,062
    Newell Rubbermaid, Inc. .................          29,383           758,963
    Playtex Products, Inc.* .................         182,916         1,907,814
                                                                   ------------
                                                                      5,411,633
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B23

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
CONSUMER STAPLES - RESTAURANTS -- 0.2%
    California Pizza Kitchen, Inc.* .........          17,454      $    479,636
                                                                   ------------
CONSUMER STAPLES - TOBACCO -- 0.2%
    Reynolds America, Inc.(a) ...............           4,378           504,783
                                                                   ------------
DISTRIBUTION/WHOLESALE
    Bell Microproducts, Inc.(a) .............          10,291            55,777
                                                                   ------------
ELECTRICAL UTILITIES -- 0.3%
    Cleco Corp.* ............................          31,421           730,538
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.8%
    Arrow Electronics, Inc.* ................           8,200           264,040
    Belden CTD, Inc. ........................          21,137           698,578
    Checkpoint Systems, Inc. ................          33,735           749,254
    Hypercom Corp.* .........................          11,393           106,525
    National Semiconductor Corp. ............           3,600            85,860
                                                                   ------------
                                                                      1,904,257
                                                                   ------------
ENERGY - DIVERSIFIED ENERGY -- 0.4%
    CMS Energy Corp.* .......................           9,158           118,504
    Williams Cos., Inc. .....................          36,560           854,042
                                                                   ------------
                                                                        972,546
                                                                   ------------
ENERGY - ENERGY RESOURCES -- 3.4%
    EOG Resources, Inc. .....................          15,367         1,065,548
    Parallel Petroleum Corp.* ...............          66,503         1,643,289
    Range Resources Corp. ...................         130,163         3,539,132
    Whiting Petroleum Corp.* ................          40,146         1,680,913
                                                                   ------------
                                                                      7,928,882
                                                                   ------------
ENERGY - OIL SERVICES -- 1.8%
    BJ Services Co. .........................          21,692           808,244
    Hydril Co.* .............................           9,542           749,238
    Oil States International, Inc.*(a) ......          48,955         1,678,177
    Petroleum Development Corp.* ............           7,507           283,014
    W-H Energy Services, Inc.* ..............          12,118           615,958
                                                                   ------------
                                                                      4,134,631
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.2%
    Isle of Capri Casinos, Inc.* ............          15,186           389,521
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Allied Waste Industries, Inc.* ..........          23,587           267,948
                                                                   ------------
FARMING & AGRICULTURE -- 0.4%
    Delta & Pine Land Co. ...................          23,755           698,397
    Sanderson Farms, Inc.(a) ................          12,896           360,959
                                                                   ------------
                                                                      1,059,356
                                                                   ------------
FINANCIAL - BANK & TRUST -- 10.2%
    Alabama National Bancorp ................          22,365         1,524,175
    Alliance Bankshares Corp.* ..............          20,446           335,312
    Bancorp Bank (The)* .....................          58,808         1,470,788
    Berkshire Hills Bancorp, Inc. ...........          19,845           704,101
    Brookline Bancorp, Inc. .................          57,731           794,956
    Cardinal Financial Corp.* ...............          61,487           714,479
    Central Pacific Financial Corp.* ........          31,564         1,221,527
    Citizens Banking Corp. ..................          64,942         1,585,234
    Commerce Bancshares, Inc. ...............           3,551           177,728
    First Niagara Financial Group, Inc. .....         131,941         1,849,813
    First Oak Brook Bancshares, Inc. ........          11,701           432,937
    FirstMerit Corp. ........................           2,827            59,197
    Hudson City Bancorp, Inc. ...............          29,417           392,129
    IBERIABANK Corp. ........................          26,143         1,504,268
    KeyCorp .................................          23,424           835,768
    M&T Bank Corp. ..........................           6,833           805,747
    Millennium Bankshares Corp.* ............          41,433           363,367
    Northern Trust Corp. ....................           9,540           527,562
    PFF Bancorp, Inc. .......................          76,640         2,541,382
    Placer Sierra Bancshares ................          40,196           932,145
    Prosperity Bancshares, Inc. .............          13,212           434,543
    Signature Bank* .........................          38,998         1,262,755
    Southcoast Financial Corp.* .............          15,393           328,651
    Sterling Bancorp ........................          16,577           323,252
    Technology Investment
       Capital Corp.(a) .....................          49,137           719,857
    Texas United Bancshares, Inc. ...........          16,410           461,942
    United Community Banks, Inc. ............          34,620         1,053,833
    Zions Bancorp ...........................           9,742           759,291
                                                                   ------------
                                                                     24,116,739
                                                                   ------------
FINANCIAL - BROKERAGE -- 0.6%
    Bear Stearns Cos., Inc. .................           7,398         1,036,312
    Knight Trading Group, Inc.
       (Class A Stock)* .....................          31,417           478,481
                                                                   ------------
                                                                      1,514,793
                                                                   ------------
FINANCIAL - SECURITIES/ASSET MANAGEMENT -- 0.4
    Affiliated Managers
       Group, Inc.*(a) ......................           9,689           841,877
                                                                   ------------
FINANCIAL - THRIFTS -- 1.5%
    BankUnited Financial Corp.,
       (Class A Stock)* .....................          47,064         1,436,393
    Fidelity Bankshares, Inc. ...............          46,155         1,468,652
    Irwin Financial Corp. ...................          28,396           550,599
                                                                   ------------
                                                                      3,455,644
                                                                   ------------
FINANCIAL SERVICES -- 3.5%
    Accredited Home Lenders
       Holding Co.*(a) ......................          65,952         3,153,165
    American Capital Strategies Ltd. ........           5,627           188,392
    Apollo Investment Corp. .................          83,667         1,546,166
    CIT Group, Inc. .........................          11,791           616,551
    E*trade Group Corp.* ....................           5,400           123,228
    Eaton Vance Corp. .......................          13,028           325,179
    Efunds Corp. ............................          29,554           651,666
    Financial Federal Corp.(a) ..............          48,551         1,350,203
    Nexity Financial Corp. ..................          19,731           246,638
                                                                   ------------
                                                                      8,201,188
                                                                   ------------
FOOD -- 0.2%
    Lance, Inc. .............................          12,469           287,036
    Safeway, Inc.* ..........................           9,800           254,800
                                                                   ------------
                                                                        541,836
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B24

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
HEALTHCARE - BIOTECHNOLOGY -- 0.2%
    MedImmune, Inc.* ........................          16,000      $    433,600
                                                                   ------------
HEALTHCARE - DRUGS -- 0.8%
    Charles River Laboratories
       International, Inc.* .................          14,169           521,419
    Medarex, Inc.*(a) .......................          90,180           866,630
    Salix Pharmaceuticals Ltd.* .............          34,394           423,046
                                                                   ------------
                                                                      1,811,095
                                                                   ------------
HEALTHCARE - MEDICAL PRODUCTS -- 0.7%
    Prestige Brands Holdings, Inc.* .........          89,788           895,186
    PSS World Medical, Inc.*(a) .............          37,035           653,668
                                                                   ------------
                                                                      1,548,854
                                                                   ------------
HEALTHCARE - MEDICAL PROVIDERS -- 0.1%
    Radiologix, Inc.* .......................         138,780           319,194
                                                                   ------------
HEALTHCARE SERVICES -- 0.9%
    Amedisys, Inc.*(a) ......................          34,845         1,320,626
    Apria Healthcare Group, Inc.* ...........          13,792           260,669
    Coventry Health Care, Inc.* .............           8,144           447,431
                                                                   ------------
                                                                      2,028,726
                                                                   ------------
INDUSTRIALS - COMPONENTS -- 0.7%
    Actuant Corp. (Class A Stock)(a) ........          13,861           692,357
    American Standard Cos., Inc. ............           9,003           389,560
    Applied Industrial
       Technologies, Inc.(a) ................          20,525           498,950
                                                                   ------------
                                                                      1,580,867
                                                                   ------------
INDUSTRIALS - DEFENSE/AEROSPACE -- 0.9%
    Alliant Techsystems, Inc.*(a) ...........           5,559           424,430
    Ducommun, Inc.* .........................          22,757           421,460
    EDO Corp.(a) ............................          32,207           783,918
    Rockwell Collins, Inc. ..................           8,843           494,058
                                                                   ------------
                                                                      2,123,866
                                                                   ------------
INDUSTRIALS - DIVERSIFIED -- 1.1%
    GrafTech International Ltd.* ............         278,230         1,613,734
    Lydall, Inc.* ...........................          61,146           563,766
    Matthews International Corp.
       (Class A Stock) ......................           8,746           301,475
                                                                   ------------
                                                                      2,478,975
                                                                   ------------
INDUSTRIALS - ELECTRICAL EQUIPMENT -- 2.7%
    Amphenol Corp. ..........................          11,075           619,757
    Anixter International, Inc.(a) ..........          60,812         2,886,138
    Baldor Electric Co. .....................          27,905           873,147
    Cooper Industries Ltd.
       (Class A Stock) ......................           6,899           641,055
    CyberOptics Corp.* ......................          29,855           386,324
    Franklin Electric Co., Inc. .............          19,011           981,728
                                                                   ------------
                                                                      6,388,149
                                                                   ------------
INDUSTRIALS - MACHINERY -- 0.5%
    MTS Systems Corp. .......................          13,374           528,407
    Tennant Co. .............................          13,470           677,271
                                                                   ------------
                                                                      1,205,678
                                                                   ------------
INSURANCE -- 0.9%
    American Equity Investment
       Life Holding Co. .....................          54,098           576,685
    Assurant, Inc. ..........................           5,542           268,233
    Lincoln National Corp. ..................           8,635           487,359
    Republic Cos Group, Inc. ................          41,830           740,809
                                                                   ------------
                                                                      2,073,086
                                                                   ------------
INSURANCE - HEALTH INSURANCE -- 0.2%
    Health Net, Inc.* .......................          10,600           478,802
                                                                   ------------
INSURANCE - LIFE INSURANCE -- 0.6%
    StanCorp Financial Group, Inc. ..........          20,357         1,036,375
    Torchmark Corp. .........................           4,370           265,346
                                                                   ------------
                                                                      1,301,721
                                                                   ------------
INSURANCE - PROPERTY INSURANCE -- 3.8%
    AMBAC Financial Group, Inc.(a) ..........          14,284         1,158,432
    Aspen Insurance Holdings,
       Ltd. (Bermuda)* ......................          19,688           458,534
    Donegal Group, Inc. .....................          26,029           505,229
    Everest Reinsurance Group
       Ltd. (Bermuda) .......................           6,690           579,153
    National Atlantic Holdings Corp.* .......          30,872           290,197
    Navigators Group, Inc.* .................          17,503           766,982
    NYMAGIC, Inc. ...........................          14,697           426,948
    PartnerRe Ltd. (Bermuda)(a) .............           8,510           545,066
    PMI Group, Inc. (The) ...................           7,881           351,335
    ProAssurance Corp.*(a) ..................          31,362         1,511,021
    Procentury Corp. ........................          58,861           806,984
    RenaissanceRe Holdings Ltd. .............           6,720           325,651
    RLI Corp. ...............................          27,459         1,322,975
                                                                   ------------
                                                                      9,048,507
                                                                   ------------
INTERNET
    SupportSoft, Inc.* ......................          14,918            58,777
                                                                   ------------
IT SERVICES -- 0.1%
    ADC Telecommunications, Inc. ............          14,617           246,443
                                                                   ------------
MACHINERY -- 0.2%
    Zebra Technologies Corp.
       (Class A Stock) ......................          13,858           473,389
                                                                   ------------
MACHINERY & EQUIPMENT -- 0.3%
    Intermec, Inc.* .........................          27,690           635,209
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.4%
    Ameican Medical Systems
       Holdings, Inc.* ......................          30,055           500,416
    Cardiac Science Corp ....................          77,578           612,090
    Encore Medical Corp. ....................         191,887           922,977
    Symmetry Medical, Inc. ..................          75,798         1,167,289
                                                                   ------------
                                                                      3,202,772
                                                                   ------------
METALS & MINING -- 0.5%
    Allegheny Technologies, Inc. ............           4,435           307,080
    RBC Bearings, Inc. ......................          35,549           806,962
                                                                   ------------
                                                                      1,114,042
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B25

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
OFFICE/INDUSTRIAL -- 0.1%
    Liberty Property Trust(a) ...............           5,394      $    238,415
                                                                   ------------
OIL & GAS -- 0.6%
    Delta Petroleum Corp.*(a) ...............          38,880           666,014
    Williams Partners, LP ...................          27,615           868,768
                                                                   ------------
                                                                      1,534,782
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    MeadWestvaco Corp. ......................          13,467           376,133
                                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.3%
    Ultra Petroleum Corp. ...................          12,601           746,861
                                                                   ------------
PHARMACEUTICALS -- 0.3%
    IMS Health, Inc.(a) .....................          22,817           612,636
                                                                   ------------
RAILROADS -- 0.3%
    Norfolk Southern Corp. ..................          13,295           707,560
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 1.4%
    Annaly Mortgage
       Management, Inc. .....................          22,634           289,941
    Equity Office Properties Trust(a) .......          22,805           832,611
    Glenborough Realty Trust, Inc. ..........          30,030           646,846
    Home Properties of New York, Inc. .......           6,962           386,461
    National Retail Properties ..............          61,205         1,221,040
                                                                   ------------
                                                                      3,376,899
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - APARTMENT -- 0.9%
    American Campus
       Communities, Inc.* ...................          29,858           741,971
    Apartment Investment &
       Management Co. (Class A Stock) .......          21,171           919,880
    Equity Residential Properties Trust .....           7,904           353,546
                                                                   ------------
                                                                      2,015,397
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - HOTELS -- 0.5%
    LaSalle Hotel Properties ................          26,639         1,233,386
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - MORTGAGE -- 0.5%
    MFA Mortgage Investments, Inc. ..........         168,589         1,159,892
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - OFFICE INDUSTRIAL -- 2.4%
    Brandywine Realty Trust(a) ..............          64,621         2,078,858
    Columbia Equity Trust, Inc. .............          18,718           287,508
    Lexington Corp. Properties Trust(a) .....          64,143         1,385,489
    Parkway Properties, Inc. ................          43,636         1,985,438
                                                                   ------------
                                                                      5,737,293
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - OTHER REIT -- 4.3%
    Biomed Realty Trust, Inc. ...............          38,306         1,146,882
    Cogdell Spencer, Inc. ...................          21,830           425,903
    Digital Realty Trust, Inc. ..............          24,405           602,559
    Entertainment Properties Trust ..........          23,740         1,022,007
    HealthCare Realty Trust, Inc. ...........           7,299           232,473
    iStar Financial, Inc. ...................          15,314           578,104
    Omega Healthcare Investors, Inc. ........          88,948         1,175,893
    Plum Creek Timber Co. ...................          17,055           605,453
    RAIT Investment Trust ...................          60,340         1,761,928
    Spirit Finance Corp.* ...................         104,444         1,176,039
    U-Store-It Trust ........................          49,243           928,723
    Windrose Medical Properties Trust .......          33,722           492,341
                                                                   ------------
                                                                     10,148,305
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - RETAIL -- 0.8%
    Acadia Realty Trust .....................          30,032           710,257
    Agree Realty Corp. ......................          18,381           624,402
    Developers Diversified
       Realty Corp. .........................          11,805           615,985
                                                                   ------------
                                                                      1,950,644
                                                                   ------------
RESTAURANTS -- 1.1%
    Applebee's International, Inc. ..........          27,991           537,987
    CEC Entertainment, Inc.* ................          54,100         1,737,692
    Ruby Tuesday, Inc.(a) ...................          12,296           300,145
                                                                   ------------
                                                                      2,575,824
                                                                   ------------
RETAIL & MERCHANDISING -- 0.6%
    Charming Shoppes, Inc.* .................          85,839           964,830
    Christopher & Banks Corp. ...............          11,769           341,301
                                                                   ------------
                                                                      1,306,131
                                                                   ------------
SEMICONDUCTORS -- 2.1%
    ATMI, Inc.* .............................          31,736           781,340
    Brooks Automation, Inc.* ................          88,002         1,038,424
    Emulex Corp.* ...........................          79,667         1,296,182
    Entegris, Inc.*(a) ......................          93,697           892,932
    Formfactor, Inc.* .......................          20,246           903,579
                                                                   ------------
                                                                      4,912,457
                                                                   ------------
SERVICES - ENVIRONMENTAL -- 0.8%
    Republic Services, Inc. .................          10,294           415,260
    Waste Connections, Inc.* ................          38,046         1,384,874
                                                                   ------------
                                                                      1,800,134
                                                                   ------------
SERVICES - INDUSTRIAL SERVICES -- 1.3%
    Infrasource Services, Inc.* .............          36,129           657,909
    ITT Educational Services, Inc.* .........          15,506         1,020,450
    LECG Corp.* .............................          19,405           358,410
    Resources Connection, Inc.* .............          12,192           305,044
    School Specialty, Inc.* .................          23,743           756,215
                                                                   ------------
                                                                      3,098,028
                                                                   ------------
SERVICES - MEDIA -- 0.2%
    Lamar Advertising Co.*(a) ...............           8,369           450,754
                                                                   ------------
SERVICES - PUBLISHING -- 0.1%
    Dow Jones & Co., Inc. ...................          10,212           357,522
                                                                   ------------
SERVICES - TELEPHONE -- 0.3%
    Alaska Communications
       Systems Group, Inc. ..................          65,272           825,691
                                                                   ------------
SOFTWARE -- 0.8%
    JDA Software Group, Inc. ................          70,963           995,611
    Lawson Software, Inc. ...................         144,273           966,629
                                                                   ------------
                                                                      1,962,240
                                                                   ------------
TECHNOLOGY - COMPUTER HARDWARE -- 1.3%
    Hutchinson Technology, Inc.*(a) .........          41,155           890,183
    Insight Enterprises, Inc.* ..............         114,729         2,185,587
                                                                   ------------
                                                                      3,075,770
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B26

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
TECHNOLOGY - COMPUTER SOFTWARE -- 0.4%
    Activision, Inc.* .......................          58,558      $    666,390
    Ultimate Software Group,
       Inc. (The)* ..........................          16,155           309,530
                                                                   ------------
                                                                        975,920
                                                                   ------------
TECHNOLOGY - INFORMATION SERVICES -- 1.0%
    BearingPoint, Inc.*(a) ..................          62,837           525,946
    MTC Technologies, Inc.* .................          72,735         1,718,728
                                                                   ------------
                                                                      2,244,674
                                                                   ------------
TECHNOLOGY - SEMICONDUCTORS -- 1.5%
    Freescale Semiconductor, Inc.
       (Class A Stock)* .....................           7,050           204,450
    Integrated Device Technology, Inc. ......         121,393         1,721,353
    Tessera Technologies, Inc.*(a) ..........          62,847         1,728,292
                                                                   ------------
                                                                      3,654,095
                                                                   ------------
TECHNOLOGY - SUPPLY CHAIN -- 0.2%
    ScanSource, Inc.* .......................          13,504           395,937
                                                                   ------------
TELECOMMUNICATIONS -- 2.1%
    Aeroflex, Inc.* .........................          67,654           789,522
    Andrew Corp. ............................          83,661           741,237
    Dobson Communications Corp.
       (Class A Stock)*(a) ..................         204,809         1,583,174
    Embarq Corp. ............................           8,791           360,343
    Premiere Global Services, Inc.* .........          46,251           349,195
    RCN Corp. ...............................          47,594         1,186,518
                                                                   ------------
                                                                      5,009,989
                                                                   ------------
TRANSPORTATION
    Swift Transportation Co., Inc.* .........           3,223           102,363
                                                                   ------------
TRANSPORTATION - AIRLINES -- 0.6%
    AirTran Holdings, Inc.*(a) ..............          92,302         1,371,608
                                                                   ------------
TRANSPORTATION - TRUCK FREIGHT -- 0.9%
    Forward Air Corp. .......................          16,562           674,570
    Heartland Express, Inc. .................          51,271           917,232
    SCS Transportation, Inc.* ...............          21,539           592,969
                                                                   ------------
                                                                      2,184,771
                                                                   ------------
UTILITIES -- 0.5%
    Goodman Global, Inc. ....................          41,822           634,858
    Northeast Utilities .....................           9,810           202,773
    Unisource Energy Corp. ..................          12,217           380,559
                                                                   ------------
                                                                      1,218,190
                                                                   ------------
UTILITIES - ELECTRICAL UTILITIES -- 4.5%
    Avista Corp. ............................           5,586           127,528
    CH Energy Group, Inc. ...................           8,219           394,512
    DPL, Inc. ...............................          17,400           466,320
    Dynegy, Inc. (Class A Stock)* ...........          35,010           191,505
    Edison International* ...................          23,575           919,425
    El Paso Electric Co.* ...................         117,437         2,367,530
    Entergy Corp. ...........................          17,488         1,237,276
    FirstEnergy Corp. .......................           5,798           314,310
    MGE Energy, Inc. ........................           5,886           183,349
    PG&E Corp. ..............................          23,076           906,425
    PPL Corp. ...............................          33,520         1,082,696
    Public Service Enterprise
       Group, Inc. ..........................           1,800           119,016
    Sierra Pacific Resources* ...............          75,811         1,061,354
    Westar Energy, Inc. .....................          45,670           961,353
    Wisconsin Energy Corp. ..................           8,537           344,041
                                                                   ------------
                                                                    10,676,640
                                                                   ------------
UTILITIES - GAS UTILITIES -- 1.7%
    AGL Resources, Inc. .....................          17,494           666,871
    Cascade Natural Gas Corp. ...............           5,090           107,348
    Northwest Natural Gas Co. ...............          33,261         1,231,655
    Piedmont Natural Gas Co., Inc. ..........           7,703           187,183
    South Jersey Industries, Inc. ...........          31,367           859,142
    Southeastern Michigan Gas
       Enterprises, Inc. ....................          24,372           135,509
    Southwest Gas Corp.* ....................          24,291           761,280
                                                                   ------------
                                                                      3,948,988
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $196,342,596) .....................                       232,867,266
                                                                   ------------
SHORT-TERM INVESTMENT -- 18.5%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $43,680,010; includes
       $40,770,399 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      43,680,010        43,680,010
                                                                   ------------
TOTAL INVESTMENTS -- 117.4%
    (cost $240,022,606; Note 6) ............................        276,547,276
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (17.4)% .................................       (41,032,248)
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $235,515,028
                                                                   ============

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $39,236,422; cash collateral of $40,770,339 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B27

             -------------------------------------------------------
             AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (CONTINUED)
             -------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
    (including 17.3% of collateral received for securities on loan)     18.5%
Financial - Bank & Trust                                                10.2
Utilities - Electrical Utilities                                         4.5
Real Estate Investment Trust - Other REIT                                4.3
Consumer Cyclicals - Retail Apparel                                      3.9
Insurance - Property Insurance                                           3.8
Financial Services                                                       3.5
Energy - Energy Resources                                                3.4
Consumer Cyclicals - Motor Vehicle                                       3.0
Industrials - Electrical Equipment                                       2.7
Basic Materials - Mining                                                 2.6
Basic Materials - Chemical                                               2.5
Real Estate Investment Trust - Office Industrial                         2.4
Consumer Staples - Home Products                                         2.3
Semiconductors                                                           2.1
Telecommunications                                                       2.1
Energy - Oil Services                                                    1.8
Utilities - Gas Utilities                                                1.7
Financial - Thrifts                                                      1.5
Technology - Semiconductors                                              1.5
Basic Materials - Forest                                                 1.4
Consumer Cyclicals - Construction                                        1.4
Medical Supplies & Equipment                                             1.4
Real Estate Investment Trust                                             1.4
Services - Industrial Services                                           1.3
Technology - Computer Hardware                                           1.3
Consumer Cyclicals - Leisure & Entertainment                             1.2
Computer Services & Software                                             1.1
Industrials - Diversified                                                1.1
Restaurants                                                              1.1
Technology - Information Services                                        1.0
Chemicals                                                                0.9
Consumer Cyclicals - Consumer Durables                                   0.9
Healthcare Services                                                      0.9
Industrials - Defense/Aerospace                                          0.9
Insurance                                                                0.9
Real Estate Investment Trust - Apartment                                 0.9
Transportation - Truck Freight                                           0.9
Electronic Components & Equipment                                        0.8
Health Care - Drugs                                                      0.8
Real Estate Investment Trust - Retail                                    0.8
Services - Environmental                                                 0.8
Software                                                                 0.8
Health Care - Medical Products                                           0.7
Industrials - Components                                                 0.7
Financial - Brokerage                                                    0.6
Insurance - Life Insurance                                               0.6
Oil & Gas                                                                0.6
Retail & Merchandising                                                   0.6
Transportation - Airlines                                                0.6
Business Services                                                        0.5
Industrials - Machinery                                                  0.5
Metals & Mining                                                          0.5
Real Estate Investment Trust - Hotels                                    0.5
Real Estate Investment Trust - Mortgage                                  0.5
Utilities                                                                0.5
Commercial Services                                                      0.4
Consumer Staples - Food & Beverage                                       0.4
Energy - Diversified Energy                                              0.4
Farming & Agriculture                                                    0.4
Financial - Securities/Asset Management                                  0.4
Technology - Computer Software                                           0.4
Commercial Banks                                                         0.3
Electrical Utilities                                                     0.3
Machinery & Equipment                                                    0.3
Petroleum Exploration & Production                                       0.3
Pharmaceuticals                                                          0.3
Railroads                                                                0.3
Services - Telephone                                                     0.3
Airlines                                                                 0.2
Building Materials                                                       0.2
Computer Hardware                                                        0.2
Consumer Staples - Restaurants                                           0.2
Consumer Staples - Tobacco                                               0.2
Entertainment & Leisure                                                  0.2
Food                                                                     0.2
Healthcare - Biotechnology                                               0.2
Insurance - Health Insurance                                             0.2
Machinery                                                                0.2
Paper & Forest Products                                                  0.2
Services - Media                                                         0.2
Technology - Supply Chain                                                0.2
Banks                                                                    0.1
Environmental Services                                                   0.1
Healthcare - Medical Providers                                           0.1
IT Services                                                              0.1
Office/Industrial                                                        0.1
Services - Publishing                                                    0.1
Distribution/Wholesale                                                    --*
Internet                                                                  --*
Transportation                                                            --*
                                                                       -----
                                                                       117.4
Liabilities in excess of other assets                                  (17.4)
                                                                       -----
                                                                       100.0%
                                                                       =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B28

                          -----------------------------
                          AST SMALL-CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.1%

COMMON STOCKS --

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
ADVERTISING -- 0.1%
    ADVO, Inc. ..............................          58,817    $    1,447,486
                                                                 --------------
AEROSPACE -- 1.7%
    AAR Corp.* ..............................          25,500           566,865
    Curtiss-Wright Corp.
       (Class B Stock)(a) ...................         123,600         3,816,768
    DRS Technologies, Inc.*(a) ..............          82,800         4,036,500
    Esterline Technologies Corp. ............          30,200         1,256,018
    Heico Corp. (Class A Stock) .............          54,100         1,341,127
    Kaman Corp. (Class A Stock) .............          50,900           926,380
    Moog, Inc. (Class A Stock) ..............          72,250         2,472,395
    Orbital Sciences Corp.* .................         106,100         1,712,454
    Teledyne Technologies, Inc.* ............          37,294         1,221,752
    Triumph Group, Inc.* ....................          15,700           753,600
                                                                 --------------
                                                                     18,103,859
                                                                 --------------
AIRLINES -- 0.9%
    AirTran Holdings, Inc.*(a) ..............         109,690         1,629,993
    Alaska Air Group, Inc. ..................          35,500         1,399,410
    Continental Airlines, Inc.
       (Class B Stock)* .....................          36,600         1,090,680
    ExpressJet Holdings, Inc.* ..............         108,100           746,971
    Mesa Air Group, Inc.* ...................          68,400           673,740
    Republic Airways Holdings ...............          48,200           820,364
    SkyWest, Inc. ...........................         105,700         2,621,360
                                                                 --------------
                                                                      8,982,518
                                                                 --------------
APARTMENT/RESIDENTIAL -- 0.3%
    Post Properties, Inc.(a) ................          67,300         3,051,382
                                                                 --------------
APPAREL & TEXTILE
    Maidenform Brands, Inc. .................           2,000            24,660
                                                                 --------------
APPAREL/SHOES -- 0.2%
    Finish Line, Inc. (Class A Stock)
       (The) ................................          88,975         1,052,574
    Phillips-Van Heusen  ....................          20,000           763,200
                                                                 --------------
                                                                      1,815,774
                                                                 --------------
AUTOMOTIVE PARTS -- 1.6%
    Aftermarket Technology Corp. ............          98,857         2,456,596
    American Axle & Manufacturing
       Holdings, Inc. .......................          67,510         1,155,096
    Asbury Automative Group, Inc. ...........         101,900         2,133,786
    Cooper Tire & Rubber Co.(a) .............         199,611         2,223,667
    CSK Auto Corp.* .........................         127,201         1,522,596
    Group 1 Automotive, Inc. ................          28,400         1,600,056
    Keystone Automotive Industries, Inc.* ...          12,400           523,528
    Lear Corp.(a) ...........................          51,800         1,150,478
    Modine Manufacturing Co.  ...............          38,400           897,024
    Sonic Automotive, Inc. ..................          20,400           452,472
    Standard Motor Products, Inc.  ..........          27,200           226,848
    Tenneco Automotive, Inc.* ...............          79,200         2,059,200
    Visteon Corp. ...........................          23,800           171,598
                                                                 --------------
                                                                     16,572,945
                                                                 --------------
BANKING
    Horizon Financial Corp. .................           9,000           246,870
                                                                 --------------
BANKS -- 0.5%
    Banctrust Financial Group, Inc. .........          43,572         1,022,635
    Cascade Financial Corp ..................          46,883           725,444
    First Charter Corp. .....................          43,300         1,062,149
    First Security Group, Inc. ..............          85,320           989,712
    First State Bancorporation ..............          44,000         1,046,320
                                                                 --------------
                                                                      4,846,260
                                                                 --------------
BASIC MATERIALS - CHEMICAL -- 0.3%
    Agrium, Inc. (Canada) ...................         124,100         2,881,602
                                                                 --------------
BASIC MATERIALS - MINING -- 0.1%
    Maverick Tube Corp.* ....................          17,100         1,080,549
                                                                 --------------
BIOTECHNOLOGY -- 0.1%
    Biosite, Inc. ...........................           9,300           424,638
    GTx, Inc.(a) ............................          25,500           232,050
    Human Genome Sciences, Inc.* ............          11,500           123,050
    Martek Biosciences Corp.* ...............           1,800            52,110
                                                                 --------------
                                                                        831,848
                                                                 --------------
BROADCASTING -- 0.3%
    Belo Corp. (Class A Stock) ..............          71,051         1,108,396
    Cox Radio, Inc. (Class A Stock)* ........          16,300           235,046
    Lin TV Corp. (Class A Stock)* ...........           9,500            71,725
    Radio One, Inc. (Class D Stock)* ........         186,300         1,378,620
    Saga Communications, Inc.
       (Class A Stock)* .....................           6,700            60,702
    Sinclair Broadcast Group, Inc.
       (Class A Stock) ......................          10,200            87,312
    Westwood One, Inc.* .....................          27,900           209,250
                                                                 --------------
                                                                      3,151,051
                                                                 --------------
BUILDING & CONSTRUCTION -- 0.4%
    Foster Wheeler Corp.* ...................         104,300         4,505,760
                                                                 --------------
BUILDING MATERIALS -- 0.9%
    Ameron International Corp. ..............          12,400           831,048
    Apogee Enterprises, Inc. ................         121,681         1,788,711
    Chaparral Steel Co. .....................          22,800         1,642,056
    Eagle Materials, Inc. ...................          40,500         1,923,750
    Genlyte Group, Inc. .....................          11,000           796,730
    NCI Building Systems, Inc.(a) ...........          27,300         1,451,541
    Patrick Industries, Inc.* ...............          50,159           568,050
                                                                 --------------
                                                                      9,001,886
                                                                 --------------
BUSINESS SERVICES -- 1.5%
    Angelica Corp. ..........................          56,400           989,256
    BearingPoint, Inc.* .....................         230,200         1,926,774
    Century Business Services, Inc. .........          39,600           293,436
    Clark, Inc. .............................          13,500           178,200
    CRA International, Inc.* ................           7,300           329,522
    Harland, (John H.) Co. ..................          78,100         3,397,350
    infoUSA, Inc. ...........................           9,000            92,790
    Marlin Business Services Corp. ..........          21,600           487,296
    MAXIMUS, Inc. ...........................           6,000           138,900
    Molecular Devices Corp. .................           8,700           265,872
    Navigant International, Inc.* ...........           9,500           152,285
    School Specialty, Inc.* .................          68,223         2,172,903
    Sourcecorp, Inc. ........................          18,000           446,220

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B29

                         ------------------------------------------
                          AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                         ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
BUSINESS SERVICES (CONT'D.)
    Spherion Corp.* .........................          85,900    $      783,408
    TeleTech Holdings, Inc.* ................          67,000           848,220
    UniFirst Corp. ..........................          56,794         1,959,393
    Viad Corp. ..............................          35,100         1,098,630
                                                                 --------------
                                                                     15,560,455
                                                                 --------------
CABLE TELEVISION -- 0.2%
    Charter Communications, Inc.
       (Class A Stock)*(a) ..................         559,100           631,783
    Lodgenet Entertainment Corp.* ...........          67,100         1,251,415
                                                                 --------------
                                                                      1,883,198
                                                                 --------------
CAPITAL MARKETS -- 0.1%
    Investors Financial Services Corp. ......          14,700           660,030
                                                                 --------------
CHEMICALS -- 2.1%
    Arch Chemicals, Inc. ....................          53,424         1,925,935
    Ferro Corp. .............................          52,259           834,054
    FMC Corp. ...............................          52,524         3,382,020
    Fuller, (H.B.) Co.  .....................          48,700         2,121,859
    Georgia Gulf Corp.  .....................          64,600         1,616,292
    Grace, (W.R.) & Co.*(a) .................          59,800           699,660
    Hercules, Inc.* .........................         120,300         1,835,778
    Minerals Technologies, Inc. .............          18,800           977,600
    NewMarket Corp.* ........................          32,800         1,609,168
    O.M. Group, Inc.* .......................           2,700            83,295
    Olin Corp. ..............................         134,570         2,412,840
    PolyOne Corp.* ..........................         142,400         1,250,272
    Rockwood Holdings, Inc.* ................          39,600           911,196
    Sensient Technologies Corp. .............          35,600           744,396
    Spartech Corp. ..........................          22,600           510,760
    Terra Industries, Inc.* .................           2,700            17,199
    UAP Holding Corp. .......................          38,100           830,961
    Wellman, Inc. ...........................          58,700           237,148
                                                                 --------------
                                                                     22,000,433
                                                                 --------------
CLOTHING & APPAREL -- 0.5%
    Brown Shoe Co., Inc. ....................          67,450         2,298,696
    Deckers Outdoor Corp. ...................           8,300           320,048
    Kenneth Cole Productions, Inc.
       (Class A Stock) ......................          19,900           444,367
    Quiksilver, Inc.* .......................          56,200           684,516
    Skechers USA, Inc.
       (Class A Stock)* .....................          47,400         1,142,814
                                                                 --------------
                                                                      4,890,441
                                                                 --------------
COMMERCIAL BANKS -- 0.2%
    City National Corp. .....................           9,500           618,355
    Midwest Banc Holdings, Inc. .............          46,000         1,023,500
    Tompkins Trustco, Inc. ..................           7,720           331,960
                                                                 --------------
                                                                      1,973,815
                                                                 --------------
COMMERCIAL SERVICES -- 1.4%
    AMN Healthcare Services, Inc. ...........           2,600            52,780
    Arbitron, Inc. ..........................           5,700           218,481
    Bell Microproducts, Inc.(a) .............          30,900           167,478
    Deluxe Corp.* ...........................          11,600           202,768
    Healthspring, Inc.* .....................         217,700         4,081,875
    HMS Holdings Corp. ......................         416,100         4,460,592
    NCO Group, Inc. .........................          11,800           311,992
    StarTek, Inc. ...........................           9,700           145,015
    Vertrue, Inc.* ..........................           6,700           288,301
    Watson Wyatt & Co. Holdings .............         141,043         4,956,251
                                                                 --------------
                                                                     14,885,533
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.2%
    Korn/Ferry International* ...............          11,600           227,244
    Labor Ready, Inc.* ......................          59,900         1,356,735
                                                                 --------------
                                                                      1,583,979
                                                                 --------------
COMMUNICATION EQUIPMENT -- 0.3%
    Black Box Corp. .........................          73,031         2,799,278
                                                                 --------------
COMPUTER HARDWARE -- 0.6%
    Gateway, Inc.* ..........................          78,700           149,530
    Hutchinson Technology, Inc.* ............          34,100           737,583
    Imation Corp. ...........................          35,100         1,440,855
    Insight Enterprises, Inc.* ..............          21,300           405,765
    Komag, Inc.*(a) .........................          20,100           928,218
    Palm, Inc.(a) ...........................          83,900         1,350,790
    Quantum Corp. ...........................         347,600           910,712
                                                                 --------------
                                                                      5,923,453
                                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 2.6%
    Agilysys, Inc. ..........................          60,000         1,080,000
    Altiris, Inc.* ..........................          22,800           411,312
    Aspen Technology, Inc.* .................          32,500           426,400
    BISYS Group, Inc. (The)* ................          88,901         1,217,944
    Brocade Communications
       Systems, Inc.* .......................         239,100         1,468,074
    Ciber, Inc.* ............................          69,600           458,664
    Covansys Corp.* .........................          40,000           502,800
    Gartner, Inc. (Class A Stock)* ..........          55,600           789,520
    Inter-Tel, Inc. .........................          40,800           859,248
    Intergraph Corp. ........................           9,300           292,857
    Intervideo, Inc.* .......................          23,800           232,526
    JDA Software Group, Inc. ................          24,200           339,526
    Lawson Software, Inc. ...................         445,500         2,984,850
    Magma Design Automation, Inc.* ..........          35,900           263,865
    Mantech International Corp.
       (Class A Stock)* .....................          17,100           527,706
    McDATA Corp. (Class A Stock)*(a) ........         190,600           777,648
    MTS Systems Corp. .......................          22,316           881,705
    NetIQ Corp.* ............................         115,700         1,410,383
    Parametric Technology Corp.* ............         254,140         3,230,119
    Phoenix Technologies Ltd. ...............          12,800            61,568
    Progress Software Corp.* ................          25,700           601,637
    QAD, Inc. ...............................          11,900            92,225
    Quest Software, Inc.* ...................          22,700           318,708
    Radisys Corp.*(a) .......................          18,300           401,868
    Redback Networks, Inc.* .................          24,200           443,828
    SafeNet, Inc.* ..........................          21,200           375,664
    Si International Inc* ...................          10,900           334,194
    SPSS, Inc.* .............................           5,000           160,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B30

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
COMPUTER SERVICES & SOFTWARE (CONT'D.)
    Sybase, Inc. ............................         163,589    $    3,173,627
    Sykes Enterprises, Inc.* ................          31,800           513,888
    SYNNEX Corp.* ...........................           4,800            91,008
    Systemax, Inc.* .........................          40,600           316,680
    TALX Corp. ..............................          16,950           370,696
    THQ, Inc.(a) ............................          46,415         1,002,564
    TIBCO Software, Inc.* ...................          37,500           264,375
    Tyler Technologies, Inc.* ...............          35,800           400,960
    Webmethods, Inc.* .......................          62,800           619,836
                                                                 --------------
                                                                     27,699,173
                                                                 --------------
COMPUTERS -- 0.3%
    Perot Systems Corp.
       (Class A Stock)* .....................         241,840         3,501,843
                                                                 --------------
COMPUTERS & PERIPHERALS
    Rimage Corp.* ...........................          17,300           353,266
                                                                 --------------
CONGLOMERATES -- 0.3%
    Griffon Corp.*(a) .......................         115,007         3,001,683
                                                                 --------------
CONSTRUCTION -- 0.8%
    Building Material Holding Corp.(a) ......          42,600         1,187,262
    Chicago Bridge & Iron Co. NV
       (Netherlands) ........................          36,700           886,305
    Granite Construction, Inc. ..............          23,500         1,063,845
    Insituform Technologies, Inc.
       (Class A Stock)* .....................         149,408         3,419,949
    Levitt Corp. (Class A Stock) ............          25,600           409,600
    M/I Homes, Inc. .........................             100             3,508
    Shaw Group, Inc. ........................           7,200           200,160
    URS Corp.* ..............................          14,600           613,200
    WCI Communities, Inc.*(a) ...............          23,100           465,234
                                                                 --------------
                                                                      8,249,063
                                                                 --------------
CONSTRUCTION AND ENGINEERING -- 0.4%
    Washington Group
       International, Inc.* .................          71,700         3,824,478
                                                                 --------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 0.1%
    ArvinMeritor, Inc.(a) ...................          70,500         1,211,895
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 2.3%
    Aaron Rents, Inc.(a) ....................          58,500         1,572,480
    American Greetings Corp.,
       (Class A Stock)(a) ...................          32,444           681,649
    AptarGroup, Inc. ........................          68,900         3,418,129
    Aviall, Inc.* ...........................          52,000         2,471,040
    CNS, Inc. ...............................          45,524         1,115,338
    Dollar Thrifty Automotive Group,
       Inc.* ................................          41,400         1,865,898
    Electro Rental Corp.* ...................          16,400           262,728
    Elizabeth Arden, Inc.* ..................          33,300           595,404
    FTD Group, Inc. .........................          58,900           795,150
    Interpool, Inc. .........................          20,300           451,066
    Jacuzzi Brands, Inc.* ...................          25,600           225,280
    Jakks Pacific, Inc. .....................          73,500         1,476,615
    K2, Inc.* ...............................         121,400         1,328,116
    Regis Corp. .............................          62,423         2,222,883
    Rent-Way, Inc.* .........................          60,900           449,442
    Spectrum Brands, Inc.* ..................           1,000            12,920
    Steinway Musical
       Instruments, Inc.* ...................          20,700           507,564
    Tupperware Corp. ........................         124,300         2,447,467
    Universal Corp. .........................          69,000         2,568,180
                                                                 --------------
                                                                     24,467,349
                                                                 --------------
CONSUMER STAPLES - FOOD & BEVERAGE
    American Italian Pasta Co.
       (Class A Stock)(a) ...................          27,800           237,968
                                                                 --------------
CONTAINERS & PACKAGING -- 0.5%
    Bemis Co., Inc. .........................          43,249         1,324,284
    Greif, Inc. (Class A Stock) .............          19,100         1,431,736
    Silgan Holdings, Inc. ...................          69,200         2,561,092
                                                                 --------------
                                                                      5,317,112
                                                                 --------------
DISTRIBUTION/WHOLESALE -- 0.1%
    Tech Data Corp.* ........................          16,000           612,960
                                                                 --------------
DIVERSIFIED CONSUMER SERVICES -- 0.1%
    Steiner Leisure Ltd. ....................          28,870         1,141,231
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.2%
    Portfolio Recovery
       Associates, Inc.* ....................          39,700         1,814,290
                                                                 --------------
DRUGS & MEDICINE -- 0.1%
    Adams Respiratory Therapeutics,
       Inc. .................................          14,200           633,604
                                                                 --------------
ELECTRIC UTILITIES
    MGE Energy, Inc. ........................           8,000           249,200
                                                                 --------------
ELECTRICAL EQUIPMENT -- 0.1%
    Roper Industries, Inc. ..................          29,000         1,355,750
                                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 2.7%
    Advanced Energy Industries, Inc.* .......          24,400           323,056
    Anixter International, Inc.(a) ..........         107,800         5,116,188
    Arris Group, Inc.* ......................          72,132           946,372
    Avnet, Inc.* ............................          88,186         1,765,484
    Bel Fuse, Inc. (Class B Stock) ..........          29,300           961,333
    Belden CDT, Inc. ........................          45,263         1,495,942
    Benchmark Electronics, Inc.* ............          58,850         1,419,462
    C-COR, Inc. .............................          11,700            90,324
    Checkpoint Systems, Inc. ................          26,000           577,460
    Coherent, Inc.* .........................          90,863         3,064,809
    Conexant Systems, Inc.*(a) ..............         494,000         1,235,000
    CTS Corp. ...............................          59,000           878,510
    Electro Scientific Industries, Inc.* ....          11,400           205,086
    Electronics For Imaging, Inc.* ..........          59,500         1,242,360
    Genesis Microchip, Inc. .................          13,700           158,372
    Hypercom Corp.* .........................          32,000           299,200
    Kopin Corp.* ............................          45,800           165,338
    Littelfuse, Inc.* .......................          39,447         1,356,188
    Mentor Graphics Corp. ...................          84,700         1,099,406

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B31

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
ELECTRONIC COMPONENTS & EQUIPMENT (CONT'D.)
    Mercury Computer Systems, Inc. ..........          65,300    $    1,004,967
    Optical Communication Products,
       Inc. .................................          52,700           105,927
    Park Electrochemical Corp. ..............          14,800           381,100
    Pericom Semiconductor Corp.* ............          12,100           100,430
    Plexus Corp.* ...........................          13,400           458,414
    Synopsys, Inc. ..........................          76,248         1,431,175
    Sypris Solutions, Inc. ..................          21,100           199,395
    Technitrol, Inc. ........................          12,900           298,635
    The Empire District Electric Co. ........          51,617         1,060,729
    TTM Technologies, Inc.* .................          34,700           502,109
                                                                 --------------
                                                                     27,942,771
                                                                 --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.2%
    Tektronix, Inc. .........................          49,100         1,444,522
    Woodhead Industries, Inc. ...............          58,000         1,110,120
                                                                 --------------
                                                                      2,554,642
                                                                 --------------
ELECTRONICS
    Greatbatch, Inc.* .......................           8,900           210,040
    Kemet Corp.* ............................          30,200           278,444
                                                                 --------------
                                                                        488,484
                                                                 --------------
ENERGY
    Quantum Fuel Systems Tech ...............           7,500            25,500
                                                                 --------------
ENERGY - ENERGY RESOURCES -- 0.3%
    Parallel Petroleum Corp.* ...............          89,100         2,201,661
    Tortoise Energy Infrastructure
       Corp.(a) .............................          33,100           946,991
                                                                 --------------
                                                                      3,148,652
                                                                 --------------
ENERGY - OIL SERVICES -- 0.2%
    Willbros Group, Inc. (Panama)*(a) .......         100,300         1,899,682
                                                                 --------------
ENERGY EQUIPMENT & SERVICES -- 0.2%
    National-Oilwell Varco, Inc.* ...........          32,100         2,032,572
    Superior Well Services, Inc. ............          14,600           363,540
                                                                 --------------
                                                                      2,396,112
                                                                 --------------
ENTERTAINMENT
    Macrovision Corp.* ......................          17,800           383,056
                                                                 --------------
ENTERTAINMENT & LEISURE -- 0.5%
    Carmike Cinemas, Inc.(a) ................          12,700           267,716
    Century Casinos, Inc. ...................         245,900         2,633,589
    Lakes Entertainment, Inc.* ..............         199,800         2,415,582
                                                                 --------------
                                                                      5,316,887
                                                                 --------------
ENVIRONMENTAL SERVICES -- 0.8%
    Aleris International, Inc. ..............          62,800         2,879,380
    Clean Harbors, Inc.* ....................          29,430         1,186,323
    Tetra Tech, Inc.* .......................          98,060         1,739,584
    Waste Services, Inc. ....................          17,133           154,029
    WCA Waste Corp.* ........................         340,300         2,807,475
                                                                 --------------
                                                                      8,766,791
                                                                 --------------
EQUIPMENT SERVICES -- 0.9%
    Bally Tecnologies, Inc.*(a) .............          63,245         1,041,645
    General Cable Corp.* ....................         175,500         6,142,500
    Global Imaging Systems, Inc.* ...........           4,200           173,376
    RPC, Inc. ...............................          18,250           443,110
    Universal Compression
       Holdings, Inc.* ......................          14,800           931,956
    Watsco, Inc. ............................          12,400           741,768
                                                                 --------------
                                                                      9,474,355
                                                                 --------------
EXCHANGE TRADED FUNDS -- 1.3%
    iShares Nasdaq Biotechnology
       Index Fund(a) ........................          16,600         1,206,820
    iShares Russell 2000 Value
       Index Fund(a) ........................          94,600         6,846,202
    Ishares S&P Smallcap 600 Barra
       Value Index Fund .....................          76,770         5,331,677
                                                                 --------------
                                                                     13,384,699
                                                                 --------------
FARMING & AGRICULTURE -- 0.1%
    Alliance One International, Inc. ........         110,700           491,508
    Delta & Pine Land Co. ...................           1,200            35,280
                                                                 --------------
                                                                        526,788
                                                                 --------------
Financial - Bank & Trust -- 8.8%
    1St Source Corp. ........................           8,700           294,321
    Accredited Home Lenders
       Holding Co.*(a) ......................          24,000         1,147,440
    Amcore Financial, Inc. ..................          50,100         1,468,431
    AmericanWest Bancorp.* ..................          10,200           231,030
    Ameris Bancorp. .........................          21,820           504,915
    Associated Banc-Corp ....................          21,040           663,391
    Bancfirst Corp. .........................          13,700           613,075
    Bancorpsouth, Inc. ......................          66,018         1,798,991
    Bank Mutual Corp. .......................         149,462         1,826,426
    Bank of The Ozarks, Inc.(a) .............          14,100           469,530
    BankAtlantic Bancorp, Inc.
       (Class A Stock) ......................         134,362         1,993,932
    BankUnited Financial Corp.
       (Class A Stock)* .....................          32,100           979,692
    Banner Corp. ............................           8,500           327,590
    Berkshire Hills Bancorp, Inc. ...........           1,700            60,316
    Capital Bancorp Ltd. ....................          16,400           638,780
    Capital Corp of The West ................          10,120           323,840
    Capital Crossing Bank ...................           1,300            31,980
    Cardinal Financial Corp.* ...............         100,600         1,168,972
    Cathay General Bancorp ..................          17,800           647,564
    Central Pacific Financial Corp.* ........         103,100         3,989,970
    Chemical Financial Corp. ................          24,685           755,361
    City Bank/Lynnwood WA ...................          11,600           541,256
    City Holding Co. ........................          29,500         1,066,130
    Colonial Bancgroup, Inc. ................          57,100         1,466,328
    Columbia Banking System, Inc. ...........          20,600           770,028
    Commercial Capital Bancorp, Inc. ........          22,100           348,075
    Community Bank System, Inc. .............          25,600           516,352
    Community Trust Bancorp, Inc. ...........          26,942           941,084
    Corus Bankshares, Inc.(a) ...............         126,000         3,298,680
    Cullen / Frost Bankers, Inc. ............          57,300         3,283,290

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B32

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
FINANCIAL - BANK & TRUST (CONT'D.)
    Downey Financial Corp. ..................           4,300    $      291,755
    EuroBancshares, Inc.* ...................          31,900           308,473
    Farmers Capital Bank Corp. ..............             400            13,100
    Financial Institutions, Inc. ............           2,500            52,150
    First Bancorp (Puerto Rico) .............          86,100           800,730
    First Citizens BancShares, Inc.
       (Class A Stock) ......................           4,000           802,000
    First Communtiy Bancshares, Inc. ........             200             6,598
    First Financial Bancorp(a) ..............         115,743         1,725,728
    First Financial Holdings, Inc. ..........           9,600           307,200
    First Niagara Financial
       Group, Inc.(a) .......................         132,817         1,862,094
    First Oak Brook Bancshares, Inc. ........           7,100           262,700
    First Place Financial Corp.(OH) .........          23,600           543,036
    First Regional Bancorp ..................             400            35,200
    First Republic Bank (CA) ................          40,650         1,861,770
    FirstFed Financial Corp.*(a) ............          18,400         1,061,128
    FirstMerit Corp. ........................          75,600         1,583,064
    Flagstar Bancorp, Inc. ..................          38,700           617,652
    FNB Co. .................................           5,200           192,400
    Great Southern Bancorp, Inc. ............          13,000           396,890
    Greater Bay Bancorp. ....................          50,100         1,440,375
    Greene County Bancshares, Inc. ..........           4,800           148,608
    Heartland Financial USA, Inc.(a) ........          10,200           271,830
    Heritage Commerce Corp. .................           4,800           118,992
    IBERIABANK Corp. ........................          61,225         3,522,886
    Independent Bank Corp.(MA) ..............          47,600         1,545,572
    Independent Bank Corp.(MI) ..............          51,175         1,345,903
    Intervest Bancshares Corp. ..............           2,000            81,000
    Irwin Financial Corp. ...................          57,200         1,109,108
    MAF Bancorp, Inc. .......................          34,200         1,465,128
    MainSource Financial Group, Inc. ........          12,515           218,136
    MB Financial, Inc.(a) ...................           9,800           346,528
    Mercantile Bank Corp. ...................          17,267           688,090
    Mid-State Bancshares ....................          25,300           708,400
    Nara Bancorp, Inc. ......................           8,900           166,875
    National Penn Bancshares, Inc. ..........          11,700           232,362
    Ocwen Financial Corp. ...................          37,300           474,083
    Old Second Bancorp, Inc. ................           7,100           220,100
    Oriental Financial Group, Inc. ..........          35,020           446,855
    Pacific Capital Bancorp .................          38,100         1,185,672
    Peoples Bancorp, Inc. ...................           9,800           292,432
    Prosperity Bancshares, Inc. .............          21,900           720,291
    Provident Bankshares Corp. ..............          32,100         1,168,119
    R&G Financial Corp.
       (Class B Stock) ......................         105,100           902,809
    Rainier Pacific Financial Group, Inc. ...          35,918           665,561
    Republic Bancorp, Inc.(KY)
       (Class A Stock) ......................           7,259           149,535
    Republic Bancorp, Inc.(MI) ..............         127,720         1,582,451
    Royal Bancshares of Pennsylvania,
       Inc. (Class A Stock) .................          10,125           245,835
    SCBT Financial Corp. ....................           6,755           240,816
    Security Bank Corp.(GA) .................          18,700           416,449
    Sierra Bancorp. .........................           2,400            62,928
    Signature Bank* .........................          55,735         1,804,699
    Simmons First National Corp.
       (Class A Stock) ......................          13,900           403,239
    Southside Bancshares, Inc. ..............          12,292           274,346
    Southwest Bancorp, Inc. .................          11,900           303,450
    Sterling Financial Corp.(PA) ............          35,450           776,355
    Sterling Financial Corp.(WA)* ...........         138,160         4,215,262
    Summit Bancshares, Inc. .................          26,300           557,823
    Sun Bancorp, Inc.* ......................           9,559           155,238
    Taylor Capital Group, Inc. ..............          18,200           742,742
    The South Financial Group, Inc. .........          63,183         1,668,663
    TierOne Corp. ...........................          29,500           996,215
    Trico Bancshares ........................          15,500           424,390
    UCBH Holdings, Inc. .....................         255,000         4,217,700
    UMB Financial Corp. .....................          78,858         2,629,126
    Umpqua Holdings Corp. ...................         109,577         2,810,650
    Union Bankshares Corp. ..................           7,100           306,294
    United Bancshares, Inc. .................          14,500           531,135
    West Coast Bancorp ......................          76,300         2,248,561
                                                                 --------------
                                                                     92,140,055
                                                                 --------------
FINANCIAL - BROKERAGE -- 0.6%
    Charter Municipal Mortgage
       Acceptance Co. .......................          34,900           652,979
    Greenhill & Co., Inc. ...................           2,300           139,748
    Knight Trading Group, Inc.
       (Class A Stock)* .....................         111,000         1,690,530
    LaBranche & Co., Inc.* ..................          59,100           715,701
    Piper Jaffray Cos., Inc.* ...............          10,300           630,463
    Sterling Banchares, Inc.(TX) ............          56,200         1,053,750
    Texas Regional Bancshares, Inc.
       (Class A Stock) ......................          41,800         1,585,056
                                                                 --------------
                                                                      6,468,227
                                                                 --------------
FINANCIAL SERVICES -- 1.7%
    Advanta Corp. (Class B Stock) ...........          37,900         1,362,505
    Dime Community Bancshares ...............          31,800           431,526
    Dollar Financial Corp.* .................          27,768           499,824
    Doral Financial Corp.(a) ................          45,900           294,219
    Federal Agricultural Mortgage
       Corp. (Class C Stock) ................           9,000           249,300
    Financial Federal Corp.(a) ..............          61,250         1,703,362
    Hanmi Financial Corp. ...................         170,600         3,316,464
    ITLA Capital Corp.* .....................           9,300           488,994
    Lakeland Financial Corp. ................           6,000           145,740
    MBT Financial Corp. .....................          11,700           187,200
    MCG Capital Corp. .......................         188,900         3,003,510
    Partners Trust Financial Group, Inc. ....          69,900           797,559
    Santander Bancorp .......................           3,900            96,018
    Technology Investment
       Capital Corp. ........................         113,221         1,658,688
    W Holding Co., Inc. .....................         131,112           871,895
    World Acceptance Corp.* .................          62,600         2,223,552
    WSFS Financial Corp. ....................          15,500           952,475
                                                                 --------------
                                                                     18,282,831
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B33

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
FOOD -- 1.5%
    Chiquita Brands International, Inc.* ....         165,000    $    2,273,700
    Corn Products International, Inc. .......         100,294         3,068,996
    Del Monte Foods Co.* ....................         163,800         1,839,474
    Flowers Foods, Inc. .....................          25,300           724,592
    Gold Kist, Inc.* ........................          11,800           157,766
    Great Atlantic & Pacific
       Tea Co., Inc.* .......................          15,900           361,248
    J & J Snack Foods Corp. .................          16,500           545,655
    Nash Finch Co. ..........................          94,500         2,011,905
    Pilgrim's Pride Corp. ...................          11,400           294,120
    Premium Standard Farms, Inc. ............           2,000            32,460
    Ralcorp Holdings, Inc. ..................          48,191         2,049,563
    Ruddick Corp. ...........................          10,700           262,257
    Smart & Final, Inc.* ....................          39,500           665,180
    Smucker, (J.M.) Co. (The) ...............          28,791         1,286,958
    SPARTAN .................................          27,800           406,714
                                                                 --------------
                                                                     15,980,588
                                                                 --------------
FURNITURE -- 0.3%
    Furniture Brands
       International, Inc.(a) ...............          90,400         1,883,936
    Kimball International, Inc.
       (Class B Stock) ......................          32,900           648,459
    Sealy Corp. .............................          39,400           522,838
                                                                 --------------
                                                                      3,055,233
                                                                 --------------
GAS DISTRIBUTION -- 0.3%
    Petrohawk Energy Corp.*(a) ..............         219,100         2,760,660
                                                                 --------------
HEALTHCARE - BIOTECHNOLOGY
    Renovis, Inc.* ..........................          17,500           267,925
                                                                 --------------
HEALTHCARE SERVICES -- 1.9%
    AMERIGROUP Corp.* .......................          73,600         2,284,544
    Apria Healthcare Group, Inc.* ...........          52,600           994,140
    Cross Country Healthcare, Inc.* .........          67,300         1,224,187
    Genesis HealthCare Corp.* ...............           1,100            52,107
    Gentiva Health Services, Inc* ...........          19,700           315,791
    Hanger Orthopedic Group, Inc.* ..........         214,900         1,796,564
    Kindred Healthcare, Inc.* ...............          34,400           894,400
    Lifecell Corp.* .........................          25,500           788,460
    LifePoint Hospitals, Inc.*(a) ...........          61,190         1,966,035
    Magellan Health Services, Inc.* .........          29,100         1,318,521
    Molina Healthcare, Inc.* ................          10,000           380,500
    National Dentex Corp.* ..................          68,155         1,581,196
    Nuvelo, Inc.* ...........................          14,100           234,765
    Pediatrix Medical Group, Inc.* ..........          30,200         1,368,060
    Rehabcare Group, Inc.* ..................          51,900           902,022
    Res-Care, Inc.* .........................          88,182         1,763,640
    Triad Hospitals, Inc.* ..................          23,784           941,371
    Universal Health Services, Inc.
       (Class B Stock) ......................          27,340         1,374,108
                                                                 --------------
                                                                     20,180,411
                                                                 --------------
HEALTHCARE TECHNOLOGY
    Dendrite International, Inc.* ...........          45,700           422,268
                                                                 --------------
HOTELS & MOTELS -- 0.1%
    Ameristar Casinos, Inc. .................          21,800           424,010
    Aztar Corp.* ............................          17,100           888,516
                                                                 --------------
                                                                      1,312,526
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
    O'Charleys, Inc.* .......................          82,300         1,399,100
                                                                 --------------
HOUSEHOLD DURABLES -- 0.1%
    Snap-on, Inc. ...........................          20,300           820,526
                                                                 --------------
HOUSEHOLD PRODUCTS
    Prestige Brands Holdings, Inc.* .........          13,900           138,583
                                                                 --------------
INDUSTRIAL PRODUCTS -- 2.5%
    Actuant Corp. (Class A Stock) ...........          17,200           859,140
    Acuity Brands, Inc. .....................          56,382         2,193,824
    Barnes Group, Inc. ......................         108,200         2,158,590
    Ceradyne, Inc.* .........................          12,400           613,676
    CIRCOR International, Inc. ..............          68,890         2,100,456
    EnPro Industries, Inc.* .................          25,800           866,880
    Flanders Corp.* .........................         173,932         1,744,538
    Interface, Inc. (Class A Stock) .........         113,947         1,304,693
    Kaydon Corp.(a) .........................         167,806         6,260,842
    Mueller Industries, Inc. ................          55,100         1,819,953
    Myers Industries, Inc. ..................          37,100           637,749
    Robbins & Myers, Inc. ...................          49,410         1,291,577
    Watts Water Technologies, Inc.
       (Class A Stock) ......................          94,400         3,167,120
    WESCO International, Inc.* ..............          14,235           982,215
                                                                 --------------
                                                                     26,001,253
                                                                 --------------
INSURANCE -- 4.2%
    American Equity Investment
       Life Holding Co. .....................          89,269           951,608
    American Physicians Capital, Inc. .......          12,100           636,339
    Argonaut Group, Inc.* ...................          46,900         1,408,876
    CNA Surety Corp.* .......................          51,500           889,920
    Delphi Financial Group, Inc.
       (Class A Stock) ......................          92,700         3,370,572
    Direct General Corp. ....................          20,300           343,476
    EMC Insurance Group, Inc. ...............          13,148           378,136
    Endurance Specialty Holdings
       Ltd. (Bermuda) .......................          60,700         1,942,400
    Harleysville Group, Inc. ................           3,000            95,160
    Horace Mann Educators Corp. ..........             85,287         1,445,615
    Infinity Property & Casual Corp. ........          25,300         1,037,300
    LandAmerica Financial
       Group, Inc.(a) .......................          37,300         2,409,580
    Midland Co. .............................          42,600         1,617,948
    Navigators Group, Inc.* .................          19,400           850,108
    Odyssey Re Holdings Corp.(a) ............         144,900         3,818,115
    Ohio Casualty Corp. .....................          46,900         1,394,337
    Platinum Underwriters Holdings
       Ltd. (Bermuda) .......................         138,179         3,866,248
    PMA Capital Corp.
       (Class A Stock)* .....................         184,300         1,898,290
    PMI Group, Inc.(The) ....................          72,180         3,217,784
    ProAssurance Corp.* .....................          58,679         2,827,154
    RLI Corp. ...............................           7,800           375,804
    Safety Insurance Group, Inc.* ...........          51,100         2,429,805

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B34

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
INSURANCE (CONT'D.)
    Selective Insurance Group, Inc. .........          33,500    $    1,871,645
    State Auto Financial Corp. ..............          12,400           403,496
    Stewart Information Services Corp. .. ...          43,000         1,561,330
    The Phoenix Cos., Inc. ..................          21,600           304,128
    Zenith National Insurance Corp. .........          80,350         3,187,485
                                                                 --------------
                                                                     44,532,659
                                                                 --------------
INTERNET SERVICES -- 0.4%
    Adaptec, Inc.* ..........................          88,900           385,826
    eSpeed, Inc. (Class A Stock) ............           4,300            35,819
    Internet Security Systems, Inc.* ........           5,700           107,445
    Interwoven, Inc.* .......................          59,700           512,226
    Ipass, Inc. .............................          28,700           160,720
    NGP Capital Resources Co. ...............          48,300           706,629
    ProQuest Co.* ...........................          22,500           276,525
    RSA Security, Inc.* .....................          13,700           372,503
    SonicWall, Inc. .........................          48,400           435,116
    Stellent, Inc.* .........................          15,000           143,250
    United Online, Inc.* ....................          65,900           790,800
                                                                 --------------
                                                                      3,926,859
                                                                 --------------
INVESTMENT COMPANIES
    Medallion Financial Corp. ...............           1,000            12,960
                                                                 --------------
IT SERVICES
    Medquist, Inc. ..........................          35,390           452,992
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
    Leapfrog Enterprises, Inc.*(a) ..........         113,300         1,144,330
                                                                 --------------
MACHINERY -- 1.2%
    Albany International Corp.
       (Class A Stock)(a) ...................          36,100         1,530,279
    Crane Co. ...............................          44,900         1,867,840
    Harsco Corp. ............................          17,100         1,333,116
    Kennametal, Inc. ........................          46,300         2,882,175
    Pentair, Inc. ...........................          45,300         1,548,807
    Timken Co. ..............................          47,000         1,574,970
    Wabtec Corp. ............................          43,500         1,626,900
                                                                 --------------
                                                                     12,364,087
                                                                 --------------
MACHINERY & EQUIPMENT -- 3.0%
    AGCO Corp.(a) ...........................         205,200         5,400,864
    Alamo Group, Inc. .......................           5,000           105,250
    Applied Industrial Technologies, Inc. ...         163,500         3,974,685
    Astec Industries, Inc.* .................          10,100           344,612
    Briggs & Stratton Corp.(a) ..............          21,354           664,323
    Bucyrus International, Inc.
       (Class A Stock) ......................          39,200         1,979,600
    Cascade Corp. ...........................          19,200           759,360
    Federal Signal Corp. ....................         100,234         1,517,543
    Flowserve Corp.* ........................          13,500           768,150
    Gardener Denver, Inc. ...................          40,700         1,566,950
    Gehl Co.* ...............................           9,600           245,088
    IDEX Corp. ..............................          35,900         1,694,480
    Kadant, Inc.* ...........................          77,248         1,776,704
    Lincoln Electric Holdings, Inc. .........          26,100         1,635,165
    Lone Star Technologies, Inc.* ...........          17,000           918,340
    Nacco Industries, Inc.
       (Class A Stock) ......................           9,200         1,264,172
    Regal-Beloit Corp. ......................          56,400         2,490,060
    Sauer-Danfoss, Inc. .....................          81,100         2,061,562
    Smith,(a.O.) Corp. ......................          35,500         1,645,780
    Tecumseh Products Co.
       (Class A Stock) ......................          14,100           270,720
    Tennant Co. .............................           2,100           105,588
                                                                 --------------
                                                                     31,188,996
                                                                 --------------
MANUFACTURING
    Reddy Ice Holdings, Inc. ................             700            14,245
                                                                 --------------
MARINE -- 0.2%
    Kirby Corp.* ............................          40,300         1,591,850
                                                                 --------------
MEDIA -- 0.1%
    Entercom Communications Corp.* ..........           1,900            49,704
    Lee Enterprises, Inc. ...................          17,700           477,015
    Media General, Inc.
       (Class A Stock) ......................          11,300           473,357
                                                                 --------------
                                                                      1,000,076
                                                                 --------------
MEDICAL PRODUCTS -- 0.2%
    The Cooper Cos., Inc.(a) ................          44,000         1,948,760
                                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.1%
    Alliance Imaging, Inc. ..................          35,400           226,560
    Analogic Corp. ..........................          11,300           526,693
    Applera Corp.- Celera
       Genomics Group .......................          18,100           234,395
    Avanir Pharmaceutical* ..................          67,825           463,923
    Beckman Coulter, Inc. ...................          24,400         1,355,420
    Bio-Rad Laboratories, Inc.
       (Class A Stock)* .....................          23,300         1,513,102
    Computer Programs and
       Systems, Inc. ........................          21,600           863,136
    CONMED Corp.* ...........................          14,600           302,220
    Cypress Bioscience, Inc.* ...............          67,700           415,678
    HealthTronics, Inc.* ....................          28,100           214,965
    ICU Medical, Inc.* ......................           5,600           236,544
    Invacare Corp. ..........................          14,400           358,272
    Kinetic Concepts, Inc.* .................         101,600         4,485,640
    LCA-Vision, Inc. ........................          14,700           777,777
    Mettler-Toledo International, Inc.* .....          35,403         2,144,360
    Neurometrix, Inc.* ......................          11,700           356,382
    Option Care, Inc. .......................         195,100         2,337,298
    Orthofix International NV* ..............          31,926         1,217,338
    Owens & Minor, Inc. .....................          35,630         1,019,018
    Per-Se Technologies, Inc.*(a) ...........          62,900         1,583,822
    PSS World Medical, Inc.* ................          49,400           871,910
    STERIS Corp.* ...........................          19,800           452,628
    SurModics, Inc.*(a) .....................           2,600            93,886
    Viasys Healthcare, Inc. .................          11,300           289,280
                                                                 --------------
                                                                     22,340,247
                                                                 --------------
METALS & MINING -- 3.1%
    Cameco Corp. ............................          57,800         2,310,266
    Century Aluminum Co.(a) .................          40,500         1,445,445

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B35

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
METALS & MINING (CONT'D.)
    Commercial Metals Co. ...................         133,700    $    3,436,090
    Encore Wire Corp.*(a) ...................          17,600           632,544
    Gibraltar Industries, Inc. ..............          54,260         1,573,540
    NN, Inc. ................................          46,600           575,510
    Northern Orion Resources, Inc.(a) .... ..         461,500         2,242,890
    Novaamerican Steel, Inc.* ...............          39,800         1,610,706
    NS Group, Inc.* .........................          22,300         1,228,284
    Oregon Steel Mills, Inc.* ...............          84,400         4,275,704
    Quanex Corp. ............................          59,025         2,542,207
    Reliance Steel & Aluminum Co.* ..........          11,600           962,220
    RTI International Metals, Inc.*(a) ......          70,849         3,956,208
    Ryerson Tull, Inc. ......................          12,700           342,900
    Schnitzer Steel Industries, Inc.
       (Class A Stock) ......................          15,734           558,242
    Steel Dynamics, Inc. ....................          45,600         2,997,744
    Valmont Industries, Inc. ................          46,000         2,138,540
                                                                 --------------
                                                                     32,829,040
                                                                 --------------
METALS/MINING EXCLUDING STEEL -- 0.2%
    Uranium Resources, Inc. (New) ...........         440,400         2,250,444
                                                                 --------------
OFFICE EQUIPMENT -- 0.5%
    Ennis, Inc. .............................          14,000           275,520
    IKON Office Solutions, Inc. .............         198,200         2,497,320
    United Stationers, Inc.* ................          60,000         2,959,200
                                                                 --------------
                                                                      5,732,040
                                                                 --------------
OIL & GAS -- 4.5%
    Alon USA Energy, Inc. ...................          12,700           399,669
    Atwood Oceanics, Inc.*(a) ...............          83,400         4,136,640
    Berry Petroleum Co.
       (Class A Stock) ......................          62,936         2,086,328
    Bois D Arc Energy, Inc.* ................          26,600           438,102
    Cabot Oil & Gas Corp. ...................          15,200           744,800
    Callon Petroleum Co.* ...................          13,500           261,090
    Cimarex Energy Co. ......................          38,826         1,669,518
    Comstock Resources, Inc.* ...............          30,000           895,800
    Denbury Resources, Inc. .................          56,300         1,783,021
    Energy Partners Ltd.* ...................          33,800           640,510
    Giant Industries, Inc.* .................          10,300           685,465
    Hanover Compressor Co.* .................          21,800           409,404
    Harvest Natural
       Resources, Inc.*(a) ..................          42,500           575,450
    Helix Energy Solution Group, Inc.* ... ..          72,400         2,922,064
    Houston Exploration Co.* ................          26,500         1,621,535
    Input Output, Inc.(a) ...................          43,500           411,075
    Jer Investors Trust, Inc. ...............         198,100         3,080,455
    Mcmoran Exploration Co.(a) ..............         131,100         2,307,360
    Nicor, Inc. .............................          43,100         1,788,650
    Northwest Natural Gas Co. ...............          48,400         1,792,252
    Oceaneering International, Inc.* ........           7,100           325,535
    Oil States International, Inc.*(a) ......         118,945         4,077,435
    Remington Oil & Gas Corp.* ..............           7,200           316,584
    Rosetta Resources, Inc. .................           2,100            34,902
    St. Mary Land & Exploration Co. .........          14,500           583,625
    Stone Energy Corp.* .....................          33,900         1,578,045
    Superior Energy Services, Inc. ..........          53,200         1,803,480
    Swift Energy Co.*(a) ....................          84,500         3,627,585
    The Laclede Group, Inc. .................          10,600           364,216
    Todco (Class A Stock)* ..................          44,900         1,834,165
    Trico Marine Services, Inc.* ............           7,000           238,000
    Union Drilling, Inc.* ...................           8,200           121,852
    Veritas DGC, Inc. .......................          27,900         1,439,082
    Western Refining, Inc. ..................          30,200           651,716
    XTO Energy, Inc. ........................          31,600         1,398,932
                                                                 --------------
                                                                     47,044,342
                                                                 --------------
PAPER & FOREST PRODUCTS -- 0.8%
    Glatfelter Co. ..........................          30,100           477,687
    Neenah Paper, Inc. ......................          53,781         1,637,631
    Rock-Tenn Co. (Class A Stock) ...........          53,400           851,730
    Schweitzer-Manduit
       International, Inc. ..................          68,290         1,478,479
    Universal Forest Products, Inc. .........          58,200         3,650,886
                                                                 --------------
                                                                      8,096,413
                                                                 --------------
PERSONAL SERVICES -- 0.4%
    Alderwoods Group, Inc. ..................          29,800           579,908
    CompuCredit Corp.* ......................          15,300           588,132
    Geo Group, Inc.* ........................          36,000         1,261,800
    Stewart Enterprises, Inc.
       (Class A Stock) ......................         164,900           948,175
    Volt Information Sciences, Inc.* ........          10,700           498,620
                                                                 --------------
                                                                      3,876,635
                                                                 --------------
PHARMACEUTICALS -- 0.9%
    Adolor Corp.* ...........................          24,500           612,745
    Alexion Pharmaceuticals, Inc.* ..........          16,600           599,592
    Alpharma, Inc. (Class A Stock) ..........          29,600           711,584
    Atherogenics, Inc.(a) ...................          16,400           214,020
    Bentley Pharmaceuticals, Inc.(a) ........          87,700           961,192
    Cubist Pharmaceuticals, Inc.*(a) ........          23,600           594,248
    Myogen, Inc. ............................          14,300           414,700
    Nektar Therapeutics* ....................          26,100           478,674
    Par Pharmaceutical Cos., Inc.* ..........          83,600         1,543,256
    PAREXEL International Corp.* ............          24,388           703,594
    Perrigo Co. .............................          35,100           565,110
    Progenics Pharmaceuticals, Inc.* ........          20,000           481,200
    SFBC International, Inc.*(a) ............          83,300         1,262,828
    United Therapeutics Corp.* ..............           8,500           491,045
    Valeant Pharmaceuticals
       International ........................          16,500           279,180
                                                                 --------------
                                                                      9,912,968
                                                                 --------------
PRINTING & PUBLISHING -- 0.7%
    Banta Corp. .............................          52,851         2,448,587
    Consolidated Graphics, Inc.* ............          17,100           890,226
    Courier Corp. ...........................          29,921         1,197,438
    Journal Register Co.* ...................          41,200           369,152
    Scholastic Corp.* .......................          41,700         1,082,949
    Valassis Communications, Inc.* ..........          60,110         1,417,995
                                                                 --------------
                                                                      7,406,347
                                                                 --------------
RAILROADS -- 0.5%
    Genesee & Wyoming, Inc.
       (Class A Stock)* .....................         128,223         4,548,065

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B36

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
RAILROADS (CONT'D.)
    RailAmerica, Inc.* ......................          62,200    $      650,612
                                                                 -------------
                                                                      5,198,677
                                                                 --------------
REAL ESTATE -- 0.5%
    American Land Lease, Inc. ...............          20,800           509,600
    Cousins Properties, Inc. ................          34,000         1,051,620
    Duke Realty Corp. .......................          14,700           516,705
    Liberty Property Trust(a) ...............          13,200           583,440
    Pan Pacific Retail Properties, Inc. .....          30,100         2,088,037
                                                                 --------------
                                                                      4,749,402
                                                                 --------------
REAL ESTATE INVESTMENT TRUST -- 7.9%
    American Home Mortgage
       Investment, Corp.(a) .................          82,200         3,029,892
    Annaly Mortgage Management, Inc.                  127,700         1,635,837
    Anthracite Capital, Inc. ................         177,400         2,157,184
    Arbor Realty Trust, Inc. ................          40,960         1,026,048
    Ashford Hospitality Trust ...............          90,600         1,143,372
    Biomed Realty Trust, Inc. ...............          12,600           377,244
    Boykin Lodging Co.* .....................          19,100           207,999
    Capital Trust, Inc.(Class A Stock) ......          16,600           591,292
    CarrAmerica Realty Corp. ................          15,900           708,345
    Columbia Equity Trust, Inc. .............          13,100           201,216
    Education Realty Trust, Inc. ............         120,074         1,999,232
    Equity Inns, Inc. .......................          71,200         1,179,072
    Equity One, Inc. ........................         110,650         2,312,585
    Extra Space Storage, Inc. ...............          18,700           303,688
    FelCor Lodging Trust, Inc.* .............         144,900         3,150,126
    Fieldstone Investment Corp. .............         276,200         2,529,992
    First Potomac Realty Trust ..............          54,400         1,620,576
    Glenborough Realty Trust, Inc. ..........          38,900           837,906
    Government Properties Trust, Inc. .......          56,400           535,236
    Hersha Hospitality Trust ................           7,200            66,888
    Host Marriot Corp.(a) ...................          45,800         1,001,646
    Housevalues, Inc. .......................          19,800           137,214
    IMPAC Mortgage Holdings, Inc.(a) ........          73,100           817,258
    Innkeepers USA Trust ....................         267,337         4,619,584
    Kilroy Realty Corp.(a) ..................          64,500         4,660,125
    KKR Financial Corp.* ....................         136,600         2,842,646
    LaSalle Hotel Properties ................          62,400         2,889,120
    Lexington Corp. Properties Trust(a)  ....         198,400         4,285,440
    LTC Properties, Inc. ....................          39,400           880,590
    Maguire Properties, Inc.* ...............          25,500           896,835
    MFA Mortgage Investments, Inc. ..........         312,700         2,151,376
    Mid-America Apartment
       Communities, Inc. ....................          70,800         3,947,100
    Mortgageit Holdings, Inc.(a) ............         248,700         2,999,322
    National Health Investors, Inc. .........          91,500         2,460,435
    Newcastle Investment Corp. ..............         128,700         3,258,684
    Novastar Financial, Inc.(a) .............         151,800         4,798,398
    Omega Healthcare Investors, Inc. ........             500             6,610
    Parkway Properties, Inc. ................          21,800           991,900
    Pennsylvania Real Estate
       Investment Trust .....................          91,600         3,697,892
    RAIT Investment Trust ...................          71,200         2,079,040
    Saul Centers, Inc. ......................          43,900         1,790,242
    Senior Housing Properties Trust .........          93,100         1,667,421
    SIRVA, Inc. .............................          66,500           430,255
    Spirit Finance Corp.* ...................          10,600           119,356
    Sunstone Hotel Investors, Inc. ..........          98,300         2,856,598
    Winston Hotels, Inc. ....................          99,812         1,222,697
                                                                 --------------
                                                                     83,121,514
                                                                 --------------
RESTAURANTS -- 0.4%
    Applebee's International, Inc. ..........          44,317           851,773
    Bob Evans Farms, Inc. ...................           3,400           102,034
    Brinker International, Inc.* ............          25,802           936,612
    Landry's Restaurants, Inc.(a) ...........          68,100         2,209,845
    Ryan's Restaurant Group, Inc.* ..........          10,900           129,819
                                                                 --------------
                                                                      4,230,083
                                                                 --------------
RETAIL -- 0.4%
    Big Lots, Inc.* .........................          47,100           804,468
    Domino's Pizza, Inc. ....................          12,400           306,776
    Jack in the Box, Inc.* ..................          49,900         1,956,080
    Papa John's International, Inc.* ........          24,200           803,440
                                                                 --------------
                                                                      3,870,764
                                                                 --------------
RETAIL & MERCHANDISING -- 3.1%
    Blockbuster, Inc. .......................             800             3,984
    Bon-Ton Stores, Inc. ....................           4,800           105,024
    Build-A-Bear Workshop, Inc.*(a) .........          12,900           277,479
    Casey's General Stores, Inc. ............          79,383         1,985,369
    Cash America International, Inc. ........          85,000         2,720,000
    Charming Shoppes, Inc.* .................         299,100         3,361,884
    Claire's Stores, Inc. ...................          40,352         1,029,380
    Dillard's, Inc. (Class A Stock) .........          34,000         1,082,900
    Dress Barn, Inc.* .......................          24,600           623,610
    Ethan Allen Interiors, Inc. .............          33,000         1,206,150
    Foot Locker, Inc. .......................          61,548         1,507,310
    Genesco, Inc.*(a) .......................          19,600           663,852
    Lithia Motors, Inc. (Class A Stock) .....         108,300         3,283,656
    Men's Wearhouse, Inc. (The)* ............          27,995           848,248
    Movado Group, Inc. ......................          18,300           419,985
    NBTY, Inc.* .............................          61,600         1,472,856
    Oxford Industries, Inc. .................           3,900           153,699
    Pantry, Inc. (The)* .....................          10,900           627,186
    Paxar Corp.* ............................          89,122         1,833,240
    Payless Shoesource, Inc.* ...............          41,200         1,119,404
    Perry Ellis International, Inc. .........           8,600           217,666
    RC2 Corp.* ..............................          28,300         1,094,078
    Rent-A-Center, Inc.* ....................          13,800           343,068
    Retail Ventures, Inc.(a) ................          40,500           721,710
    Russell Corp. ...........................          23,200           421,312
    Shoe Carnival, Inc. .....................          11,300           269,618
    Stage Stores, Inc.* .....................          51,400         1,696,200
    Stein Mart, Inc. ........................          98,200         1,453,360
    Too, Inc.* ..............................          37,300         1,431,947
    United Auto Group, Inc. .................           1,800            38,430
    Yankee Candle Co., Inc. (The) ...........          10,200           255,102
                                                                 --------------
                                                                     32,267,707
                                                                 --------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.3%
    Exar Corp.* .............................         223,600         2,967,172
                                                                 --------------
SEMICONDUCTORS -- 1.4%
    Actel Corp. .............................          21,900           314,265
    AMIS Holdings, Inc.* ....................          22,500           225,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B37

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
SEMICONDUCTORS (CONT'D.)
    Amkor Technology, Inc.(a) ...............          79,500    $      752,070
    Applied Micro Circuits Corp.* ...........         158,600           432,978
    Asyst Technologies, Inc. ................          86,600           652,098
    ATI Technologies, Inc.*(a) ..............          70,400         1,027,840
    Axcelis Technologies, Inc.* .............          74,500           439,550
    Brooks Automation, Inc.* ................          26,400           311,520
    Cabot Microelectronics Corp.* ...........           2,400            72,744
    Cirrus Logic, Inc.* .....................          53,000           431,420
    Cohu, Inc. ..............................          24,500           429,975
    Credence Systems Corp.* .................          45,200           158,200
    Cypress Semiconductor Corp.*(a) .........          70,939         1,031,453
    DSP Group, Inc.* ........................          21,100           524,335
    Emulex Corp.* ...........................          18,800           305,876
    Entegris, Inc.* .........................          88,811           846,369
    Integrated Silicon Solution, Inc.* ......          28,300           155,933
    Kulicke & Soffa Industries, Inc. ........          38,600           286,026
    Lattice Semiconductor Corp.* ............          59,200           365,856
    Ltx Corp. ...............................         105,400           738,854
    Mattson Technology, Inc. ................          20,500           200,285
    MKS Instruments, Inc.* ..................          72,642         1,461,557
    MRV Communications, Inc.*(a) ............          29,200            90,812
    ON Semiconductor Corp.* .................          61,300           360,444
    Photronics, Inc.* .......................          30,200           446,960
    Richardson Electronics Ltd. .............          98,924           727,091
    Silcon Storage Technology, Inc.* ........          29,600           120,176
    Skyworks Solutions, Inc.* ...............          50,400           277,704
    Standard Microsystems Corp.* ............          23,500           513,005
    Vitesse Semiconductor Corp.*(a) .........          46,800            67,392
    Zoran Corp.* ............................          27,800           676,652
                                                                 --------------
                                                                     14,444,440
                                                                 --------------
SERVICES - TELEPHONE -- 0.5%
    Valor Communications Group, Inc.   ......         483,100         5,531,495
                                                                 --------------
SOFTWARE -- 0.2%
    CSG Systems International, Inc. .........          31,900           789,206
    DIgi International, Inc.* ...............           3,400            42,602
    EPIQ System, Inc.* ......................          47,500           790,400
    McAfee, Inc.*(a) ........................          19,600           475,692
                                                                 --------------
                                                                      2,097,900
                                                                 --------------
SPECIALTY RETAIL -- 0.3%
    Buckle, Inc.(The) .......................          20,500           858,335
    Cato Corp.(Class A Stock) ...............          58,500         1,512,225
    Deb Shops, Inc. .........................          45,350         1,093,389
                                                                 --------------
                                                                      3,463,949
                                                                 --------------
TECHNOLOGY - COMPUTER HARDWARE
    Diteck Networks, Inc. ...................          25,500           222,360
                                                                 --------------
TECHNOLOGY - INTERNET -- 0.3%
    Ariba, Inc.* ............................          46,600           383,518
    Avocent Corp.* ..........................          96,098         2,522,573
                                                                 --------------
                                                                      2,906,091
                                                                 --------------
TELECOMMUNICATIONS -- 2.9%
    Aeroflex, Inc.* .........................         298,732         3,486,202
    AsiaInfo Holdings, Inc.* ................          11,200            48,048
    Brightpoint, Inc.* ......................          31,260           422,948

    Broadwing Corp.(a) ......................          57,500           595,125
    Centennial Communications, Inc.* ........          35,800           186,160
    Ciena Corp.* ............................         472,600         2,273,206
    Cincinnati Bell, Inc.* ..................         494,400         2,027,040
    Commonwealth Telephone
       Enterprises, Inc.* ...................          45,240         1,500,158
    CommScope, Inc. .........................         219,500         6,896,690
    CT Communications, Inc. .................          75,600         1,728,972
    Dobson Communications Corp.
       (Class A Stock)*(a) ..................          93,500           722,755
    Finisar Corp.*(a) .......................          52,200           170,694
    Foundry Networks, Inc.* .................          35,900           382,694
    General Communication, Inc.
       (Class A Stock).* ....................          35,200           433,664
    Glenayre Technologies, Inc.* ............          20,800            54,912
    Lightbridge, Inc. .......................           2,100            27,195
    Mastec, Inc.* ...........................          45,200           597,092
    Newport Corp.* ..........................          50,300           810,836
    North Pittsburgh Systems, Inc. ..........          16,600           457,496
    Plantronics, Inc. .......................          42,307           939,639
    Polycom, Inc.* ..........................          19,300           423,056
    Powerwave Technologies, Inc.* ...........         199,373         1,818,282
    Premiere Global Services, Inc.* .........         219,100         1,654,205
    RF Micro Devices, Inc. ..................         153,600           916,992
    Surewest Communications .................          11,700           226,044
    Sycamore Networks, Inc. .................          55,700           226,142
    Talk America Holdings, Inc. .............          32,200           199,318
    Time Warner Telecom, Inc.
       (Class A Stock)*(a) ..................          82,900         1,231,065
    Utstarcom, Inc.*(a) .....................          35,200           274,208
                                                                 --------------
                                                                     30,730,838
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
    Timberland Co. (Class A Stock) ..........          37,300           973,530
                                                                 --------------
THRIFTS & MORTGAGE FINANCE -- 0.2%
    Triad Guaranty, Inc.* ...................          36,200         1,769,456
    Webster Financial Corp. .................          16,500           782,760
                                                                 --------------
                                                                      2,552,216
                                                                 --------------
TRANSPORTATION -- 1.0%
    Amerco ..................................           9,400           946,204
    Arkansas Best Corp.(a) ..................          38,400         1,928,064
    Bristow Group, Inc.* ....................          16,600           597,600
    GATX Corp. ..............................          13,600           578,000
    Greenbrier Cos., Inc. ...................           9,300           304,482
    Kansas City Southern* ...................          77,274         2,140,490
    Marten Transport Ltd. ...................           2,400            52,176
    Old Dominion Freight Line, Inc.* ........          37,800         1,420,902
    SCS Transportation, Inc.* ...............          44,500         1,225,085
    U.S. Xpress Enterprises, Inc.
       (Class A Stock)* .....................          16,600           448,532
    Werner Enterprises, Inc.* ...............          54,100         1,096,607
                                                                 --------------
                                                                     10,738,142
                                                                 --------------
UTILITIES -- 5.0%
    AGL Resources, Inc. .....................          61,606         2,348,421
    American States Water Co. ...............          12,000           427,800
    Atlas America, Inc. .....................          32,576         1,459,730

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B38

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
UTILITIES (CONT'D.)
    Avista Corp. ............................          28,000    $      639,240
    Black Hills Corp. .......................          29,600         1,016,168
    California Water Service Group ..........          12,000           428,880
    Cascade Natural Gas Corp. ...............          49,054         1,034,549
    CH Energy Group, Inc. ...................          19,400           931,200
    Cleco Corp.* ............................          54,700         1,271,775
    El Paso Electric Co.* ...................          87,600         1,766,016
    EMCOR Group, Inc.* ......................          88,900         4,326,763
    Idacorp, Inc. ...........................         101,540         3,481,807
    New Jersey Resources Corp. ..............          71,900         3,363,482
    Pike Electric Corp. .....................         149,200         2,873,592
    Sierra Pacific Resources* ...............         121,636         1,702,904
    SJW Corp. ...............................           7,400           188,330
    South Jersey Industries, Inc. ...........          84,600         2,317,194
    Southern Union Co.* .....................         181,500         4,911,390
    Southwest Gas Corp.* ....................          88,700         2,779,858
    UIL Holdings Corp. ......................           5,900           332,111
    Unisource Energy Corp. ..................         103,700         3,230,255
    Vectren Corp. ...........................          46,376         1,263,746
    W-H Energy Services, Inc.* ..............          56,456         2,869,658
    Westar Energy, Inc. .....................         205,418         4,324,049
    WGL Holdings, Inc. ......................          60,994         1,765,776
    Wisconsin Energy Corp. ..................          29,132         1,174,020
                                                                 --------------
                                                                     52,228,714
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $933,379,064) .....................................       997,875,819
                                                                 --------------
SHORT-TERM INVESTMENTS -- 16.2%
AFFILIATED MONEY MARKET
MUTUAL FUND -- 16.0%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $167,735,408; includes
       $139,889,072 of cash collateral
       for securities on loan) (b)(w)
       (Note 4) .............................     167,735,408       167,735,408
                                                                 --------------

                                                    PRINCIPAL
INTEREST            MATURITY                         AMOUNT
  RATE                DATE                            (000)
--------            --------                        ---------
U.S. TREASURY OBLIGATIONS -- 0.2%
U.S. Treasury Note(k)(n)
  2.875%            11/30/06                           $2,890         2,862,002
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $2,872,829) .......................................         2,862,002
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $170,608,237) .....................................       170,597,410
                                                                 --------------
TOTAL INVESTMENTS -- 111.3%
    (cost $1,103,987,301; Note 6) ...........................     1,168,473,229
LIABILITIES IN EXCESS OF
    OTHER ASSETS(u) -- (11.3)% ..............................      (118,788,051)
                                                                 --------------
NET ASSETS -- 100.0% ........................................    $1,049,685,178
                                                                 ==============

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $136,130,795; cash collateral of $139,889,072 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(k) Securities or a portion thereof with an aggregate market value of $2,862,002 have been segregated with the custodian to cover margin requirements for futures contracts open at June 30, 2006.

(n)    Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

 NUMBER                                      VALUE AT        VALUE AT
   OF                      EXPIRATION         TRADE          JUNE 30,      UNREALIZED
CONTRACTS      TYPE          MONTH             DATE            2006       APPRECIATION
---------    --------    --------------    ------------    -----------    ------------
LONG POSITIONS:
              Russell
   65          2000          Sep 06         $23,226,975    $23,773,750      $546,775
                                                                            ========

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B39

                    -----------------------------------------
                    AST SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
    (including 13.3% of collateral
    received for securities on loan)                                    16.2%
Financial - Bank & Trust                                                 8.8
Real Estate Investment Trust                                             7.9
Utilities                                                                5.0
Oil & Gas                                                                4.5
Insurance                                                                4.2
Metals & Mining                                                          3.1
Retail & Merchandising                                                   3.1
Machinery & Equipment                                                    3.0
Telecommunications                                                       2.9
Electronic Components & Equipment                                        2.7
Computer Services & Software                                             2.6
Industrial Products                                                      2.5
Consumer Products & Services                                             2.3
Chemicals                                                                2.1
Medical Supplies & Equipment                                             2.1
Healthcare Services                                                      1.9
Aerospace                                                                1.7
Financial Services                                                       1.7
Automotive Parts                                                         1.6
Business Services                                                        1.5
Food                                                                     1.5
Commercial Services                                                      1.4
Semiconductors                                                           1.4
Exchange Traded Funds                                                    1.3
Machinery                                                                1.2
Transportation                                                           1.0
Airlines                                                                 0.9
Building Materials                                                       0.9
Equipment Services                                                       0.9
Pharmaceuticals                                                          0.9
Construction                                                             0.8
Environmental Services                                                   0.8
Paper & Forest Products                                                  0.8
Printing & Publishing                                                    0.7
Computer Hardware                                                        0.6
Financial - Brokerage                                                    0.6
Banks                                                                    0.5
Clothing & Apparel                                                       0.5
Containers & Packaging                                                   0.5
Entertainment & Leisure                                                  0.5
Office Equipment                                                         0.5
Railroads                                                                0.5
Real Estate                                                              0.5
Services - Telephone                                                     0.5
Building & Construction                                                  0.4
Construction and Engineering                                             0.4
Internet Services                                                        0.4
Personal Services                                                        0.4
Restaurants                                                              0.4
Retail                                                                   0.4
Apartment/Residential                                                    0.3
Basic Materials - Chemical                                               0.3
Broadcasting                                                             0.3
Communication Equipment                                                  0.3
Computers                                                                0.3
Conglomerates                                                            0.3
Energy - Energy Resources                                                0.3
Furniture                                                                0.3
Gas Distribution                                                         0.3
Semiconductor & Semiconductor Equipment                                  0.3
Specialty Retail                                                         0.3
Technology - Internet                                                    0.3
Apparel/Shoes                                                            0.2
Cable Television                                                         0.2
Commercial Banks                                                         0.2
Commercial Services & Supplies                                           0.2
Diversified Financial Services                                           0.2
Electronic Equipment & Instruments                                       0.2
Energy - Oil Services                                                    0.2
Energy Equipment & Services                                              0.2
Marine                                                                   0.2
Medical Products                                                         0.2
Metals/Mining Excluding Steel                                            0.2
Software                                                                 0.2
Thrifts & Mortgage Finance                                               0.2
Diversified Consumer Services                                            0.1
Advertising                                                              0.1
Basic Materials - Mining                                                 0.1
Biotechnology                                                            0.1
Capital Markets                                                          0.1
Consumer Cyclicals - Motor Vehicle                                       0.1
Distribution/Wholesale                                                   0.1
Drugs & Medicine                                                         0.1
Electrical Equipment                                                     0.1
Farming & Agriculture                                                    0.1
Hotels & Motels                                                          0.1
Hotels, Restaurants & Leisure                                            0.1
Household Durables                                                       0.1
Leisure Equipment & Products                                             0.1
Media                                                                    0.1
Textiles, Apparel & Luxury Goods                                         0.1
Apparel & Textile                                                         --*
Banking                                                                   --*
Computers & Peripherals                                                   --*
Consumer Staples - Food & Beverage                                        --*
Electric Utilities                                                        --*
Electronics                                                               --*
Energy                                                                    --*
Entertainment                                                             --*
Healthcare - Biotechnology                                                --*
Healthcare Technology                                                     --*
Household Products                                                        --*
Investment Companies                                                      --*
IT Services                                                               --*
Manufacturing                                                             --*
Technology - Computer Hardware                                            --*
                                                                      ------
                                                                       111.3
Liabilities in excess of other assets                                  (11.3)
                                                                      ------
                                                                       100.0%
                                                                      ======

* Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B40

                       ----------------------------------
                       AST DeAM SMALL-CAP VALUE PORTFOLIO
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.4%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING -- 1.2%
    Catalina Marketing Corp. ................          43,000      $  1,223,780
                                                                   ------------
AEROSPACE -- 1.1%
    Orbital Sciences Corp.* .................          69,600         1,123,344
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
    Monaco Coach Corp. ......................          16,300           207,010
                                                                   ------------
AUTOMOTIVE PARTS & EQUIPMENT -- 0.4%
    Modine Manufacturing Co. ................          15,700           366,752
                                                                   ------------
BANKS -- 0.3%
    Boston Private Financial
       Holdings, Inc. .......................          10,700           298,530
                                                                   ------------
BUILDING MATERIALS -- 0.5%
    Chaparral Steel Co. .....................           3,700           266,474
    Gibraltar Industries, Inc. ..............           7,300           211,700
                                                                   ------------
                                                                        478,174
                                                                   ------------
BUSINESS SERVICES -- 2.4%
    Building Material Holding Corp.(a) ......          32,400           902,988
    CSG Systems
       International, Inc.(a) ...............          38,900           962,386
    MPS Group, Inc.* ........................          36,400           548,184
                                                                   ------------
                                                                      2,413,558
                                                                   ------------
CHEMICALS -- 1.9%
    Compass Minerals
       International, Inc. ..................          33,800           843,310
    Georgia Gulf Corp. ......................          42,400         1,060,848
                                                                   ------------
                                                                      1,904,158
                                                                   ------------
CLOTHING & APPAREL -- 2.4%
    Brown Shoe Co., Inc. ....................          33,450         1,139,976
    Kellwood Co. ............................          45,700         1,337,639
                                                                   ------------
                                                                      2,477,615
                                                                   ------------
COMMERCIAL BANKS -- 0.1%
    Hancock Holding Co. .....................           2,600           145,600
                                                                   ------------
COMMERCIAL BANKS -- 0.8%
    Greater Bay Bancorp .....................          10,600           304,750
    W Holding Co., Inc. .....................          71,900           478,135
                                                                   ------------
                                                                        782,885
                                                                   ------------
COMMERCIAL SERVICES -- 0.1%
    Vertrue, Inc.* ..........................           3,200           137,696
                                                                   ------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
    United Stationers, Inc. .................           6,600           325,512
                                                                   ------------
COMMUNICATION EQUIPMENT -- 0.2%
    Black Box Corp. .........................           4,100           157,153
                                                                   ------------
COMPUTER HARDWARE -- 0.9%
    Komag, Inc.*(a) .........................          19,600           905,128
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.9%
    Agilysys, Inc. ..........................          16,500           297,000
    Altiris, Inc.*  .........................          44,700           806,388
    Covansys Corp.* .........................          52,500           659,925
    Internet Security Systems, Inc.* ........          14,600           275,210
    Lawson Software, Inc. ...................         138,400           927,280
                                                                   ------------
                                                                      2,965,803
                                                                   ------------
COMPUTERS & PERIPHERALS -- 0.7%
    Electronics For Imaging, Inc.* ..........          33,200           693,216
                                                                   ------------
CONSTRUCTION -- 2.5%
    Granite Construction, Inc. ..............          26,900         1,217,763
    LSI Industries, Inc. ....................          59,900         1,017,701
    WCI Communities, Inc.*(a) ...............          13,500           271,890
                                                                   ------------
                                                                      2,507,354
                                                                   ------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 1.0%
    ArvinMeritor, Inc. ......................          59,200         1,017,648
                                                                   ------------
CONSUMER CYCLICALS - RETAIL APPAREL -- 1.3%
    Big Lots, Inc.*  ........................          75,100         1,282,708
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 1.2%
    Coinstar, Inc.* .........................          10,200           244,188
    Dollar Thrifty Automotive
       Group, Inc.* .........................           9,500           428,165
    Elizabeth Arden, Inc.* ..................          32,100           573,948
                                                                   ------------
                                                                      1,246,301
                                                                   ------------
CONTAINERS & PACKAGING -- 1.4%
    Rock-Tenn Co. ...........................          42,400           676,280
    Silgan Holdings, Inc. ...................          20,100           743,901
                                                                   ------------
                                                                      1,420,181
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.8%
    Volt Information Sciences, Inc.* ........          18,100           843,460
                                                                   ------------
ELECTRIC - INTEGRATED -- 0.7%
    Avista Corp. ............................          33,300           760,239
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.9%
    Electro Rental Corp.* ...................          29,800           477,396
    Mentor Graphics Corp. ...................          31,900           414,062
                                                                   ------------
                                                                        891,458
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.9%
    Marvel Entertainment, Inc.* .............          44,600           892,000
                                                                   ------------
FINANCE - CONSUMER LOANS -- 1.4%
    Accredited Home Lenders
       Holding Co.*(a) ......................          17,300           827,113
    Ocwen Financial Corp. ...................          49,100           624,061
                                                                   ------------
                                                                      1,451,174
                                                                   ------------
FINANCIAL - BANK & TRUST -- 9.6%
    Central Pacific Financial Corp. .........          35,700         1,381,590
    City Holding Co. ........................           6,200           224,068
    Corus Bankshares, Inc.(a) ...............          59,400         1,555,092
    FirstFed Financial Corp.*(a) ............          28,400         1,637,828
    Oriental Financial Group ................           7,300            93,148
    Pacific Capital Bancorp .................          18,800           585,056
    PFF Bancorp, Inc. .......................          34,850         1,155,626
    Prosperity Bancshares, Inc. .............          27,200           894,608

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B41

                  ----------------------------------------------
                  AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                  ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FINANCIAL - BANK & TRUST (CONT'D.)
    Sterling Financial Corp. ................          47,556      $  1,450,934
    TierOne Corp. ...........................          10,400           351,208
    United Bancshares, Inc. .................          11,400           417,582
                                                                   ------------
                                                                      9,746,740
                                                                   ------------
FINANCIAL SERVICES -- 3.6%
    Bancfirst Corp. .........................          14,400           644,400
    CompuCredit Corp.*(a) ...................          27,900         1,072,476
    Hanmi Financial Corp. ...................          31,300           608,472
    ITLA Capital Corp.* .....................           9,700           510,026
    WSFS Financial Corp. ....................          13,300           817,285
                                                                   ------------
                                                                      3,652,659
                                                                   ------------
FOOD -- 2.4%
    Flowers Foods, Inc. .....................          46,900         1,343,216
    Seaboard Corp. ..........................             700           896,000
    Weis Markets, Inc. ......................           5,400           222,480
                                                                   ------------
                                                                      2,461,696
                                                                   ------------
FURNITURE -- 0.4%
    Stanley Furniture .......................          16,000           383,520
                                                                   ------------
HEALTHCARE SERVICES -- 2.3%
    Apria Healthcare Group, Inc.* ...........          26,100           493,290
    Dendrite International, Inc.* ...........          49,200           454,608
    Magellan Health Services, Inc.* .........          31,400         1,422,734
                                                                   ------------
                                                                      2,370,632
                                                                   ------------
HOTELS & MOTELS -- 0.4%
    Strategic Hotel Capital,
       Inc., REIT ...........................          20,000           414,800
                                                                   ------------
INDUSTRIAL PRODUCTS -- 1.3%
    Quanex Corp. ............................          30,075         1,295,330
                                                                   ------------
INDUSTRIALS - DEFENSE/AEROSPACE -- 0.9%
    EDO Corp. ...............................          36,500           888,410
                                                                   ------------
INSURANCE -- 3.5%
    Argonaut Group, Inc.* ...................          10,400           312,416
    LandAmerica Financial
       Group, Inc.(a) .......................           7,900           510,340
    Navigators Group, Inc.* .................          31,600         1,384,712
    Odyssey Re Holdings Corp. ...............          12,400           326,740
    ProAssurance Corp.* .....................          13,200           635,976
    Zenith National Insurance Corp. .........          11,000           436,370
                                                                   ------------
                                                                      3,606,554
                                                                   ------------
INTERNET -- 0.1%
    RealNetworks, Inc.* .....................           9,200            98,440
                                                                   ------------
INTERNET SERVICES -- 1.2%
    EarthLink, Inc.*(a) .....................          17,700           153,282
    RSA Security, Inc.* .....................          19,000           516,610
    Secure Computing Corp. ..................          28,500           245,100
    United Online, Inc.* ....................          25,100           301,200
                                                                   ------------
                                                                      1,216,192
                                                                   ------------
MACHINERY & EQUIPMENT -- 1.4%
    Cascade Corp. ...........................          15,800           624,890
    Smith, (A.O.) Corp. .....................          14,100           653,676
    Tennant Co. .............................           3,100           155,868
                                                                   ------------
                                                                      1,434,434
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    STERIS Corp. ............................          13,400           306,324
                                                                   ------------
METALS -- 0.8%
    Metal Management, Inc. ..................          26,500           811,430
                                                                   ------------
METALS & MINING -- 0.9%
    Century Aluminum Co.(a) .................          24,600           877,974
                                                                   ------------
OFFICE EQUIPMENT -- 0.7%
    Biomed Realty Trust, Inc. ...............          14,700           440,118
    Standard Register Co. ...................          26,800           317,580
                                                                   ------------
                                                                        757,698
                                                                   ------------
OIL & GAS -- 5.1%
    Edge Petroleum Corp.* ...................          38,100           761,238
    Harvest Natural Resources, Inc.* ........          62,500           846,250
    Penn Virginia Corp.(a) ..................          16,000         1,118,080
    Swift Energy Co.*(a) ....................          26,200         1,124,766
    The Laclede Group, Inc. .................           3,300           113,388
    Transmontaigne Oil Co.* .................          31,100           348,631
    Whiting Petroleum Corp.* ................          19,600           820,652
                                                                   ------------
                                                                      5,133,005
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Potlatch Corp. ..........................           5,500           207,625
                                                                   ------------
PHARMACEUTICALS -- 2.2%
    Albany Molecular Research, Inc. .........          61,500           656,820
    Alpharma, Inc. (Class A Stock)(a) .......          37,200           894,288
    Perrigo Co. .............................          21,500           346,150
    Viropharma, Inc.* .......................          36,700           316,354
                                                                   ------------
                                                                      2,213,612
                                                                   ------------
PRINTING & PUBLISHING -- 1.7%
    Banta Corp. .............................           7,600           352,108
    Scholastic Corp.* .......................          52,700         1,368,619
                                                                   ------------
                                                                      1,720,727
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 9.2%
    Alexandria Real Estate
       Equities, Inc. .......................           5,000           443,400
    American Financial Realty
       Trust, REIT ..........................          19,000           183,920
    American Home Mortgage
       Investment, Corp.(a) .................           8,900           328,054
    Cresent Real Estate Equities Co.* .......          21,600           400,896
    Equity One, Inc. ........................          15,900           332,310
    First Industrial Realty Trust, Inc.(a) ..          13,000           493,220
    Glenborough Realty Trust, Inc. ..........          15,900           342,486
    HealthCare Realty Trust, Inc. ...........          12,800           407,680
    Heritage Property Investment Trust ......          11,900           415,548
    Highwoods Properties, Inc. ..............          14,300           517,374
    Home Properties of New York, Inc. .......           4,200           233,142

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B42

                  ----------------------------------------------
                  AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                  ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
    KKR Financial Corp.* ....................          13,000      $    270,530
    LaSalle Hotel Properties ................           8,800           407,440
    Lexington Corp. Properties Trust(a) .....          17,500           378,000
    Mid-America Apartment
       Communities, Inc. ....................           6,300           351,225
    National Retail Properties ..............          18,700           373,065
    Nationwide Health Properties, Inc.(a)              19,400           436,694
    Newcastle Investment Corp. ..............           9,700           245,604
    Parkway Properties, Inc. ................           6,400           291,200
    Pennsylvania Real Estate
       Investment Trust .....................          11,200           452,144
    PS Business Parks, Inc. .................           2,200           129,800
    RAIT Investment Trust ...................          12,600           367,920
    Realty Income Corp. .....................          20,700           453,330
    Redwood Trust, Inc. .....................           6,800           332,044
    Senior Housing Properties Trust .........          21,800           390,438
    Sovran Self Storage, Inc. ...............           7,400           375,846
                                                                   ------------
                                                                      9,353,310
                                                                   ------------
REAL ESTATE INVESTMENT TRUST - OTHER REIT -- 0.3%
    U-Store-It Trust ........................          16,900           318,734
                                                                   ------------
RESTAURANTS -- 2.1%
    Luby's, Inc.* ...........................          83,500           870,905
    Papa John's International, Inc.* ........          39,400         1,308,080
                                                                   ------------
                                                                      2,178,985
                                                                   ------------
RETAIL & MERCHANDISING -- 1.8%
    Casey's General Stores, Inc. ............          45,500         1,137,955
    Cash America International, Inc. ........          20,700           662,400
                                                                   ------------
                                                                      1,800,355
                                                                   ------------
RETAIL - AUTOMOTIVE -- 1.5%
    Group 1 Automotive, Inc. ................          27,400         1,543,716
                                                                   ------------
SEMICONDUCTORS -- 2.2%
    Brooks Automation, Inc.* ................          70,900           836,620
    MKS Instruments, Inc.* ..................          19,800           398,376
    Photronics, Inc.* .......................          51,200           757,760
    Zoran Corp.* ............................          11,700           284,778
                                                                   ------------
                                                                      2,277,534
                                                                   ------------
SERVICES - TELEPHONE -- 0.5%
    Alaska Communications
       Systems Group, Inc. ..................          39,100           494,615
                                                                   ------------
TECHNOLOGY - COMPUTER SOFTWARE -- 0.3%
    Hyperion Solutions Corp.* ...............          10,200           281,520
                                                                   ------------
TELECOMMUNICATIONS -- 3.9%
    CT Communications, Inc. .................          43,800         1,001,706
    General Communication, Inc.
       (Class A Stock).*  ...................          59,700           735,504
    Golden Telecom, Inc. ....................          37,300           945,555
    RF Micro Devices, Inc. ..................         114,400           682,968
    Talk America Holdings, Inc. .............          97,200           601,668
                                                                   ------------
                                                                      3,967,401
                                                                   ------------
TRANSPORTATION -- 1.9%
    Marten Transport Ltd. ...................          42,700           928,298
    Werner Enterprises, Inc.* ...............          48,300           979,041
                                                                   ------------
                                                                      1,907,339
                                                                   ------------
UTILITIES -- 3.2%
    Allete, Inc. ............................          19,400           918,590
    American States Water Co. ...............           7,900           281,635
    Otter Tail Corp.  .......................           7,900           215,907
    Southwest Gas Corp.* ....................          51,700         1,620,278
    Southwest Water Co. .....................          16,400           196,308
                                                                   ------------
                                                                      3,232,718
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $92,219,706) ......................................        95,872,466
                                                                   ------------

                                                    PRINCIPAL
INTEREST             MATURITY                         AMOUNT
  RATE                 DATE                           (000)
--------             --------                       ---------
SHORT-TERM INVESTMENTS -- 18.6%
U.S. TREASURY OBLIGATIONS -- 0.7%
U.S. Treasury Bills
    4.59%            07/20/06                            $695           693,496
                                                                   ------------

                                                      SHARES
                                                     --------
AFFILIATED MONEY MARKET
MUTUAL FUND -- 17.9%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $18,213,163; includes
       $10,549,158 of cash collateral
       for securities on loan)(w)
       (Note 4)                                    18,213,163        18,213,163
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $18,906,656) ......................................        18,906,659
                                                                   ------------
TOTAL INVESTMENTS -- 113.0%
    (cost $111,126,362; Note 6) .............................       114,779,125
LIABILITIES IN EXCESS OF OTHER
    ASSETS(u) -- (13.0)% ....................................       (13,218,019)
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $101,561,106
                                                                   ============

The following abbreviations are used in portfolio descriptions:

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $10,233,920; cash collateral of $10,549,158 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B43

                  ----------------------------------------------
                  AST DeAM SMALL-CAP VALUE PORTFOLIO (CONTINUED)
                  ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

 NUMBER                                      VALUE AT        VALUE AT
   OF                      EXPIRATION         TRADE          JUNE 30,      UNREALIZED
CONTRACTS      TYPE          DATE              DATE            2006       APPRECIATION
---------    --------    --------------    ------------    -----------    ------------
LONG POSITIONS:
     12       Russell
               2000          Sep 06          $4,150,250     $4,389,000      $238,750
                                                                            ========

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
    (including 10.4% of collateral received for
    securities on loan)                                                 17.9%
Financial - Bank & Trust                                                 9.6
Real Estate Investment Trust                                             9.2
Oil & Gas                                                                5.1
Telecommunications                                                       3.9
Financial Services                                                       3.6
Insurance                                                                3.5
Utilities                                                                3.2
Computer Services & Software                                             2.9
Construction                                                             2.5
Business Services                                                        2.4
Clothing & Apparel                                                       2.4
Food                                                                     2.4
Healthcare Services                                                      2.3
Pharmaceuticals                                                          2.2
Semiconductors                                                           2.2
Restaurants                                                              2.1
Chemicals                                                                1.9
Transportation                                                           1.9
Retail & Merchandising                                                   1.8
Printing & Publishing                                                    1.7
Retail - Automotive                                                      1.5
Containers & Packaging                                                   1.4
Finance - Consumer Loans                                                 1.4
Machinery & Equipment                                                    1.4
Consumer Cyclicals - Retail Apparel                                      1.3
Industrial Products                                                      1.3
Advertising                                                              1.2
Consumer Products & Services                                             1.2
Internet Services                                                        1.2
Aerospace                                                                1.1
Consumer Cyclicals - Motor Vehicle                                       1.0
Commercial Banks                                                         0.9
Computer Hardware                                                        0.9
Electronic Components & Equipment                                        0.9
Entertainment & Leisure                                                  0.9
Industrials - Defense/Aerospace                                          0.9
Metals & Mining                                                          0.9
Diversified Operations                                                   0.8
Metals                                                                   0.8
Computers & Peripherals                                                  0.7
Electric - Integrated                                                    0.7
Office Equipment                                                         0.7
Building Materials                                                       0.5
Services - Telephone                                                     0.5
Automotive Parts & Equipment                                             0.4
Furniture                                                                0.4
Hotels & Motels                                                          0.4
Banks                                                                    0.3
Commercial Services & Supplies                                           0.3
Medical Supplies & Equipment                                             0.3
Real Estate Investment Trust - Other Reit                                0.3
Technology - Computer Software                                           0.3
Automobile Manufacturers                                                 0.2
Communication Equipment                                                  0.2
Paper & Forest Products                                                  0.2
Commercial Services                                                      0.1
Internet                                                                 0.1
Short-Term Investments                                                   0.7
                                                                       -----
                                                                       113.0
Liabilities in excess of other assets                                  (13.0)
                                                                       -----
                                                                       100.0%
                                                                       =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B44

                   ------------------------------------------
                   AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.0%

COMMON STOCKS --

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
AEROSPACE/DEFENSE -- 1.8%
    Alliant Techsystems, Inc.*(a) ..................          76,225      $    5,819,779
                                                                          --------------
APPAREL/SHOES -- 3.3%
    Chico's FAS, Inc.*(a) ..........................         173,326           4,676,336
    Coach, Inc.* ...................................          88,198           2,637,120
    Urban Outfitters, Inc.* ........................         187,300           3,275,877
                                                                          --------------
                                                                              10,589,333
                                                                          --------------
AUDIO TECHNOLOGY -- 2.7%
    Dolby Laboratories, Inc.
       (Class A Stock)* ............................         100,690           2,346,077
    Harman International
       Industries, Inc. ............................          71,750           6,125,297
                                                                          --------------
                                                                               8,471,374
                                                                          --------------
AUTO PARTS & RELATED -- 1.5%
    Gentex Corp. ...................................         330,113           4,621,582
                                                                          --------------
BANKS -- 1.4%
    Commerce Bancorp, Inc. .........................          51,100           1,822,737
    TCF Financial Corp.(a) .........................          93,300           2,467,785
                                                                          --------------
                                                                               4,290,522
                                                                          --------------
BEVERAGES -- 2.2%
    Fortune Brands, Inc. ...........................          97,100           6,895,071
                                                                          --------------
BIOTECHNOLOGY -- 1.3%
    MedImmune, Inc.* ...............................         157,706           4,273,833
                                                                          --------------
COMMERCIAL SERVICES -- 6.3%
    Alliance Data Systems Corp.*(a) ................         115,848           6,814,179
    Bankrate, Inc.*(a) .............................          21,500             811,840
    Ceridian Corp.* ................................         241,767           5,908,786
    ChoicePoint, Inc.* .............................          71,151           2,971,977
    Iron Mountain, Inc.*(a) ........................          91,390           3,416,158
                                                                          --------------
                                                                              19,922,940
                                                                          --------------
COMPUTER HARDWARE -- 0.8%
    Zebra Technologies Corp.
       (Class A Stock)(a) ..........................          70,976           2,424,540
                                                                          --------------
COMPUTER SOFTWARE -- 7.0%
    Activision, Inc.*(a) ...........................         474,760           5,402,769
    Cogent, Inc.*(a) ...............................         194,088           2,924,906
    Cognizant Technology
       Solutions Corp.* ............................          90,411           6,090,989
    Cognos, Inc.* (Canada) .........................         147,275           4,189,974
    NAVTEQ Corp.*(a) ...............................          79,787           3,564,883
                                                                          --------------
                                                                              22,173,521
                                                                          --------------
CONGLOMERATES -- 0.3%
    ITT Industries, Inc. ...........................          19,800             980,100
                                                                          --------------
CONSTRUCTION AND ENGINEERING -- 0.2%
    Chicago Bridge & Iron Co. NV
       (Netherlands) ...............................          28,280             682,962
                                                                          --------------
CONSUMER PRODUCTS & SERVICES -- 1.4%
    Weight Watchers International, Inc. ............         107,800           4,407,942
                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
    Legg Mason, Inc. ...............................          23,200           2,308,864
                                                                          --------------
DRUGS & MEDICINE -- 1.3%
    OSI Pharmaceuticals, Inc.*(a) ..................         121,400           4,001,344
                                                                          --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Jabil Circuit, Inc.* ...........................         137,200           3,512,320
                                                                          --------------
ENERGY -- 0.5%
    Suntech Power Holdings Co.,
       ADR*(a) (China) .............................          56,700           1,601,775
                                                                          --------------
FINANCIAL SERVICES -- 1.7%
    MoneyGram International, Inc. ..................         159,005           5,398,220
                                                                          --------------
FOOD -- 1.4%
    Hershey Co. (The)(a) ...........................          79,500           4,378,065
                                                                          --------------
GAMING/LODGING -- 1.5%
    Harrah's Entertainment, Inc. ...................          40,975           2,916,601
    Hilton Hotels Corp.(a) .........................          67,200           1,900,416
                                                                          --------------
                                                                               4,817,017
                                                                          --------------
HEALTHCARE PRODUCTS -- 1.7%
    St. Jude Medical, Inc.* ........................         167,400           5,427,108
                                                                          --------------
HEALTHCARE SERVICES -- 3.7%
    Covance, Inc.(a) ...............................          86,219           5,278,327
    Omnicare, Inc.(a) ..............................          68,300           3,238,786
    VCA Antech, Inc.* ..............................          99,000           3,161,070
                                                                          --------------
                                                                              11,678,183
                                                                          --------------
INSURANCE -- 1.3%
    Willis Group Holdings Ltd. .....................         125,887           4,040,973
                                                                          --------------
INTERNET & ONLINE -- 1.2%
    CNET Networks, Inc.*(a) ........................         460,037           3,671,095
                                                                          --------------
MANUFACTURING -- 5.5%
    American Standard Cos., Inc. ..................          132,550           5,735,438
    Pentair, Inc. .................................          111,241           3,803,330
    Rockwell Automation, Inc. .....................          107,821           7,764,190
                                                                          --------------
                                                                              17,302,958
                                                                          --------------
MEDIA -- 3.7%
    Cablevision Systems New York
       Group (Class A Stock)* ......................         113,000           2,423,850
    Entravision Communications Corp.
       (Class A Stock)(a) ..........................         610,605           5,232,885
    XM Satellite Radio Holdings, Inc.
       (Class A Stock) .............................         279,100           4,088,815
                                                                          --------------
                                                                              11,745,550
                                                                          --------------
MEDICAL PRODUCTS -- 4.5%
    C.R. Bard, Inc. ................................          88,625           6,492,667
    Charles River Laboratories
       International, Inc.*(a) .....................         132,675           4,882,440
    Fisher Scientific International,
       Inc.*(a) ....................................          41,854           3,057,435
                                                                          --------------
                                                                              14,432,542
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B45

             ------------------------------------------------------
             AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
NETWORKING/TELECOMMUNICATIONS EQUIPMENT -- 4.6%
    Amphenol Corp. .................................         117,386      $    6,568,920
    FLIR Systems, Inc.*(a) .........................         146,877           3,240,107
    Research in Motion Ltd.* .......................          69,400           4,842,038
                                                                          --------------
                                                                              14,651,065
                                                                          --------------
OIL & GAS -- 5.8%
    Cooper Cameron Corp.(a) ........................         132,300           6,319,971
    Dresser Rand Group, Inc.* ......................         160,600           3,770,888
    Newfield Exploration Co.* ......................         113,707           5,564,821
    Quicksilver Resources, Inc.*(a) ................          75,800           2,790,198
                                                                          --------------
                                                                              18,445,878
                                                                          --------------
OIL WELL SERVICES & EQUIPMENT -- 5.4%
    Grant Prideco, Inc.* ...........................         101,131           4,525,612
    Smith International, Inc. ......................         152,500           6,781,675
    Weatherford International Ltd. .................         116,900           5,800,578
                                                                          --------------
                                                                              17,107,865
                                                                          --------------
PRODUCER GOODS -- 2.0%
    WW Grainger, Inc. ..............................          86,025           6,471,661
                                                                          --------------
PUBLISHING -- 1.9%
    Lamar Advertising Co.*(a) ......................         113,250           6,099,645
                                                                          --------------
RESTAURANTS -- 1.0%
    Chang's China Bistro,
       (P.F.), Inc.*(a) ............................          87,014           3,308,272
                                                                          --------------
RETAIL -- 2.6%
    Advance Auto Parts, Inc.* ......................          94,737           2,737,899
    Williams-Sonoma, Inc.* .........................         158,455           5,395,393
                                                                          --------------
                                                                               8,133,292
                                                                          --------------
SEMI CAP EQUIPMENT -- 2.9%
    Formfactor, Inc.* ..............................         104,353           4,657,274
    Tessera Technologies, Inc.*(a) .................         170,500           4,688,750
                                                                          --------------
                                                                               9,346,024
                                                                          --------------
SEMICONDUCTORS -- 4.5%
    Advanced Mirco Devices, Inc.*(a) ...............          68,100           1,663,002
    Linear Technology Corp.(a) .....................         207,607           6,952,758
    Marvell Technology Group
       Ltd. (Bermuda)* .............................          29,800           1,321,034
    Microchip Technology, Inc. .....................          45,798           1,536,523
    Xilinx, Inc. ...................................         127,500           2,887,875
                                                                          --------------
                                                                              14,361,192
                                                                          --------------
TELECOMMUNICATIONS -- 4.3%
    American Tower Corp.
       (Class A Stock)* ............................          91,800           2,856,816
    Crown Castle International
       Corp.*(a) ...................................         175,175           6,050,545
    Neustar, Inc. (Class A Stock)* .................         144,307           4,870,361
                                                                          --------------
                                                                              13,777,722
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $298,688,226) ............................                         301,572,129
                                                                          --------------

SHORT-TERM INVESTMENT -- 29.0%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund - Taxable
       Money Market Series (cost $91,916,076;
       includes $88,003,148 of cash collateral
       for securities on loan) (Note 4)(b)(w) ......      91,916,076          91,916,076
                                                                          --------------
TOTAL INVESTMENTS -- 124.0%
    (cost $390,604,302) ............................                         393,488,205
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (24.0)% .........................                        (76,152,852)
                                                                          --------------
NET ASSETS -- 100.0% ................................                     $  317,335,353
                                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $84,985,798; cash collateral of $88,003,148 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B46

             ------------------------------------------------------
             AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 was as follows:

Affiliated Money Market Mutual Fund
   (including 27.7% of collateral received for
   securities on loan)                                            29.0%
Computer Software                                                  7.0
Commercial Services                                                6.3
Oil & Gas                                                          5.8
Manufacturing                                                      5.5
Oil Well Services & Equipment                                      5.4
Networking/Telecommunications Equipment                            4.6
Medical Products                                                   4.5
Semiconductors                                                     4.5
Telecommunications                                                 4.3
Healthcare Services                                                3.7
Media                                                              3.7
Apparel/Shoes                                                      3.3
Semi Cap Equipment                                                 2.9
Audio Technology                                                   2.7
Retail                                                             2.6
Beverages                                                          2.2
Producer Goods                                                     2.0
Publishing                                                         1.9
Aerospace/Defense                                                  1.8
Financial Services                                                 1.7
Healthcare Products                                                1.7
Auto Parts & Related                                               1.5
Gaming/Lodging                                                     1.5
Banks                                                              1.4
Consumer Products & Services                                       1.4
Food                                                               1.4
Biotechnology                                                      1.3
Drugs & Medicine                                                   1.3
Insurance                                                          1.3
Internet & Online                                                  1.2
Electronic Components & Equipment                                  1.1
Restaurants                                                        1.0
Computer Hardware                                                  0.8
Diversified Financial Services                                     0.7
Energy                                                             0.5
Conglomerates                                                      0.3
Construction and Engineering                                       0.2
                                                                 -----
                                                                 124.0
Liabilities in excess of other assets                            (24.0)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B47

                  ---------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.8%

COMMON STOCKS

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
ADVERTISING -- 2.4%
    aQuantive, Inc.*(a) ............................         139,000      $    3,520,870
    Focus Media Holding Ltd. .......................          20,000           1,303,200
    Getty Images, Inc.* ............................          65,000           4,128,150
    Lamar Advertising Co.*(a) ......................          30,200           1,626,572
    Monster Worldwide, Inc.*(a) ....................         134,400           5,733,504
                                                                          --------------
                                                                              16,312,296
                                                                          --------------
AEROSPACE -- 1.1%
    Rockwell Collins, Inc. .........................         139,400           7,788,278
                                                                          --------------
AEROSPACE & DEFENSE -- 0.7%
    United Technologies Corp. ......................          74,800           4,743,816
                                                                          --------------
BIOTECHNOLOGY -- 2.7%
    Celgene Corp.*(a) ..............................         287,600          13,640,868
    Genentech, Inc.* ...............................          40,000           3,272,000
    Myogen, Inc. ...................................          56,100           1,626,900
                                                                          --------------
                                                                              18,539,768
                                                                          --------------
BROADCASTING -- 0.3%
    Liberty Global, Inc.
       (Class A Stock)* ............................         110,000           2,365,000
                                                                          --------------
BUSINESS SERVICES -- 5.3%
    Alliance Data Systems Corp.* ...................         220,400          12,963,928
    Corporate Executive
       Board Co. (The) .............................         110,000          11,022,000
    Iron Mountain, Inc.*(a) ........................          66,800           2,496,984
    Mastercard, Inc.(a) ............................         140,900           6,763,200
    NAVTEQ Corp.*(a) ...............................          58,000           2,591,440
                                                                          --------------
                                                                              35,837,552
                                                                          --------------
CHEMICALS -- 2.0%
    Airgas, Inc. ...................................         189,500           7,058,875
    Ecolab, Inc. ...................................          92,000           3,733,360
    Lubrizol Corp. (The) ...........................          65,100           2,594,235
                                                                          --------------
                                                                              13,386,470
                                                                          --------------
CLOTHING & APPAREL -- 1.8%
    Coach, Inc.* ...................................         361,000          10,793,900
    Polo Ralph Lauren Corporation ..................          25,000           1,372,500
                                                                          --------------
                                                                              12,166,400
                                                                          --------------
COMMERCIAL SERVICES -- 1.1%
    Laureate Education, Inc.(a) ....................         105,000           4,476,150
    Pharmaceutical Product
       Development, Inc.* ..........................          81,200           2,851,744
                                                                          --------------
                                                                               7,327,894
                                                                          --------------
COMPUTER HARDWARE -- 2.9%
    CACI International, Inc.
       (Class A Stock) .............................          66,400           3,873,112
    Cognizant Technology Solutions
       Corp. (Class A Stock)*(a) ...................         200,000          13,474,000
    Logitech International SA, ADR
       (Switzerland)(a) ............................          64,700           2,509,066
                                                                          --------------
                                                                              19,856,178
                                                                          --------------
COMPUTER SERVICES & SOFTWARE -- 5.3%
    Akamai Technologies, Inc.* .....................          76,000           2,750,440
    Allscripts Healthcare
       Solutions, Inc.*(a) .........................         120,100           2,107,755
    Autodesk, Inc. .................................         168,300           5,799,618
    Cerner Corp.*(a) ...............................         189,600           7,036,056
    EMC Corp.* .....................................         213,200           2,338,804
    Microsemi Corp.* ...............................         315,900           7,701,642
    Microsoft Corp. ................................         225,000           5,242,500
    Salesforce.com, Inc.* ..........................         109,900           2,929,934
                                                                          --------------
                                                                              35,906,749
                                                                          --------------
COMPUTER SOFTWARE -- 1.3%
    Network Appliance, Inc.* .......................         225,100           7,946,030
    Red Hat, Inc.* .................................          52,600           1,230,840
                                                                          --------------
                                                                               9,176,870
                                                                          --------------
CONSTRUCTION -- 0.3%
    Eagle Materials, Inc. ..........................          35,900           1,705,250
                                                                          --------------
CONSUMER PRODUCTS & SERVICES -- 2.1%
    Fluor Corp. ....................................          50,400           4,683,672
    Fortune Brands, Inc. ...........................          64,800           4,601,448
    Procter & Gamble Co. ...........................          90,000           5,004,000
                                                                          --------------
                                                                              14,289,120
                                                                          --------------
DIVERSIFIED -- 1.2%
    Dover Corp. ....................................         124,700           6,163,921
    Roper Industries, Inc. .........................          40,900           1,912,075
                                                                          --------------
                                                                               8,075,996
                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
    GFI Group, Inc.* ...............................          30,000           1,618,500
    Moody's Corp. ..................................         104,700           5,701,962
                                                                          --------------
                                                                               7,320,462
                                                                          --------------
DRUGS & HEALTHCARE -- 0.2%
    IMS Health, Inc.(a) ............................          54,800           1,471,380
                                                                          --------------
ELECTRONIC COMPONENTS -- 1.8%
    American Power
       Conversion Corp. ............................          75,000           1,461,750
    Harman International
       Industries, Inc. ............................          60,400           5,156,348
    PMC-Sierra, Inc.*(a) ...........................         263,100           2,473,140
    Trimble Navigation Ltd.* .......................          76,700           3,423,888
                                                                          --------------
                                                                              12,515,126
                                                                          --------------
ENTERTAINMENT & LEISURE -- 3.6%
    Gaylord Entertainment Co.* .....................         134,500           5,869,580
    Penn National Gaming, Inc.* ....................          92,000           3,567,760
    Scientific Games Corp.
       (Class A Stock)(a) ..........................         129,600           4,616,352
    Station Casinos, Inc. ..........................         148,400          10,103,072
                                                                          --------------
                                                                              24,156,764
                                                                          --------------
FINANCIAL SERVICES -- 3.6%
    AmeriCredit Corp.(a) ...........................          81,500           2,275,480

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B48

            ---------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
FINANCIAL SERVICES (CONT'D.)
    Chicago Mercantile Exchange
       Holdings, Inc.(a) ...........................          24,000      $   11,787,600
    Citigroup, Inc. ................................          92,400           4,457,376
    Nuveen Investments, Inc.
       (Class A Stock)(a) ..........................         137,100           5,902,155
                                                                          --------------
                                                                              24,422,611
                                                                          --------------
FOOD & STAPLES RETAILING -- 0.6%
    Wal-Mart Stores, Inc. ..........................          85,000           4,094,450
                                                                          --------------
FOOD PRODUCTS -- 0.8%
    Dean Foods Co.* ................................          74,500           2,770,655
    Hershey Foods Corp. .............                         50,000           2,753,500
                                                                          --------------
                                                                               5,524,155
                                                                          --------------
HEALTHCARE PROVIDERS & SERVICES -- 0.8%
    AmerisourceBergen Corp.(a) .....................          64,400           2,699,648
    UnitedHealth Group, Inc. .......................          54,670           2,448,123
                                                                          --------------
                                                                               5,147,771
                                                                          --------------
HEALTHCARE SERVICES -- 3.1%
    American Healthways* ...........................          75,300           3,963,792
    Psychiatric Solutions, Inc.* ...................         172,200           4,935,252
    United Surgical Partners
       International, Inc.*(a) .....................          82,900           2,492,803
    VCA Antech, Inc.* ..............................         184,100           5,878,313
    WellCare Health Plans, Inc.* ...................          74,700           3,664,035
                                                                          --------------
                                                                              20,934,195
                                                                          --------------
HOTELS, RESTAURANTS & LEISURE -- 2.3%
    Carnival Corp.(a) ..............................          52,500           2,191,350
    Hilton Hotels Corp. ............................         164,700           4,657,716
    Marriott International, Inc.
       (Class A Stock) .............................         196,200           7,479,144
    Orient-Express Hotels Ltd.
       (Class A Stock) (Bermuda) ...................          41,500           1,611,860
                                                                          --------------
                                                                              15,940,070
                                                                          --------------
INDUSTRIAL PRODUCTS -- 2.6%
    Fastenal Co. ...................................         258,000          10,394,820
    Precision Castparts Corp. ......................         122,100           7,296,696
                                                                          --------------
                                                                              17,691,516
                                                                          --------------
INSURANCE -- 0.5%
    Genworth Financial, Inc.
       (Class A Stock) .............................          90,700           3,159,988
                                                                          --------------
INTERNET SERVICES -- 0.7%
    eBay, Inc.* ....................................          75,000           2,196,750
    Redback Networks, Inc. .........................         145,000           2,659,300
                                                                          --------------
                                                                               4,856,050
                                                                          --------------
INVESTMENT MANAGEMENT -- 0.7%
    Legg Mason, Inc. ...............................          49,900           4,966,048
                                                                          --------------
MACHINERY & EQUIPMENT -- 3.5%
    Caterpillar, Inc.(a) ...........................          52,500           3,910,200
    Rockwell Automation, Inc. ......................         130,100           9,368,501
    Terex Corp.*(a) ................................          41,800           4,125,660
    WW Grainger, Inc. ..............................          81,400           6,123,722
                                                                          --------------
                                                                              23,528,083
                                                                          --------------
MANUFACTURING -- 1.0%
    Danaher Corp. ..................................         104,500           6,721,440
                                                                           -------------
MEDIA -- 1.0%
    E.W. Scripps Co. (Class A Stock) ...............          67,500           2,911,950
    Time Warner, Inc.* .............................         230,500           3,987,650
                                                                           -------------
                                                                               6,899,600
                                                                           -------------
MEDICAL SUPPLIES & EQUIPMENT -- 7.1%
    C.R. Bard, Inc. ................................          81,600           5,978,016
    Conor Medsystems, Inc. .........................          47,900           1,321,561
    Cytyc Corp.* ...................................         278,600           7,065,296
    Gen-Probe, Inc. ................................          67,100           3,622,058
    Hologic, Inc.*(a) ..............................         126,700           6,253,912
    Intuitive Surgical, Inc.(a) ....................          24,900           2,937,453
    Kyphon, Inc.*(a) ...............................         184,500           7,077,420
    ResMed, Inc.* ..................                         168,000           7,887,600
    Varian Medical Systems, Inc.*(a) ...............         134,200           6,354,370
                                                                           -------------
                                                                              48,497,686
                                                                           -------------
METALS & MINING -- 0.5%
    Alpha Natural Resources, Inc.* .................          52,100           1,022,202
    Phelps Dodge Corp.(a) ..........................          25,000           2,054,000
                                                                           -------------
                                                                               3,076,202
                                                                           -------------
OIL, GAS & CONSUMABLE FUELS -- 7.2%
    Denbury Resources, Inc. ........................         209,500           6,634,865
    GlobalSantaFe Corp. ............................         105,400           6,086,850
    National-Oilwell Varco, Inc.* ..................         139,000           8,801,480
    Quicksilver Resources, Inc.*(a) ................          86,200           3,173,022
    Range Resources Corp. ..........................         249,500           6,783,905
    Smith International, Inc. ......................         162,800           7,239,716
    Western Oil Sands, Inc.
       (Class A Stock) .............................         142,500           3,950,100
    XTO Energy, Inc. ...............................         135,000           5,976,450
                                                                           -------------
                                                                              48,646,388
                                                                           -------------
PHARMACEUTICALS -- 4.2%
    Gilead Sciences, Inc.* .........................         110,200           6,519,432
    Johnson & Johnson ..............................          70,000           4,194,400
    MedImmune, Inc.* ...............................          31,500             853,650
    Novartis AG, ADR (Switzerland)..................          63,100           3,402,352
    Sanofi-Aventis, ADR (France) ...................          66,500           3,238,550
    Schering-Plough Corp. ..........................         151,600           2,884,948
    Teva Pharmaceutical Industries Ltd., ADR
       (Israel) ....................................          73,983           2,337,123
    Vertex Pharmaceuticals, Inc.(a) ................         137,000           5,029,270
                                                                           -------------
                                                                              28,459,725
                                                                           -------------
REAL ESTATE -- 1.6%
    CB Richard Ellis Group, Inc.* ..................         447,000          11,130,300
                                                                           -------------
RETAIL & MERCHANDISING -- 4.7%
    Ann Taylor Stores Corp.(a) .....................         179,700           7,795,386

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B49

            ---------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                         -----------      --------------
RETAIL & MERCHANDISING (CONT'D.)
    CVS Corp. ......................................          88,700      $    2,723,090
    Kohl's Corp.* ..................................          44,300           2,619,016
    Nordstrom, Inc. ................................         206,900           7,551,850
    Shoppers Drug Mart Corp. .......................         155,600           5,645,168
    Whole Foods Market, Inc. .......................          86,100           5,565,504
                                                                           -------------
                                                                              31,900,014
                                                                           -------------
RETAIL APPAREL -- 0.5%
    Abercrombie & Fitch Co.
       (Class A Stock) .............................          64,000           3,547,520
                                                                           -------------
SEMICONDUCTORS -- 2.8%
    Marvell Technology Group
       Ltd. (Bermuda)* .............................          30,000           1,329,900
    MEMC Electronic
       Materials, Inc.*(a) .........................         181,900           6,821,250
    Microchip Technology, Inc. .....................         206,800           6,938,140
    Varian Semiconductor Equipment
       Associates, Inc.*(a) ........................         121,900           3,975,159
                                                                           -------------
                                                                              19,064,449
                                                                           -------------
TELECOMMUNICATIONS -- 8.0%
    American Tower Corp.
       (Class A Stock)(a) ..........................         241,100           7,503,032
    Arris Group, Inc. ..............................         115,000           1,508,800
    CommScope, Inc. ................................          95,800           3,010,036
    Dobson Communications Corp.
       (Class A Stock)*(a) .........................         358,600           2,771,978
    Harris Corp. ...................................          86,300           3,582,313
    Leap Wireless International, Inc.* .............         201,500           9,561,175
    Motorola, Inc. .................................         166,300           3,350,945
    NeuStar, Inc. (Class A Stock)(a) ...............          50,300           1,697,625
    NII Holdings, Inc.*(a) .........................         278,700          15,713,106
    Tellabs, Inc.* .................................         173,200           2,305,292
    VeriFone Holdings, Inc.*(a) ....................         100,000           3,048,000
                                                                           -------------
                                                                              54,052,302
                                                                           -------------
TRANSPORTATION -- 1.3%
    C.H. Robinson Worldwide, Inc. ..................         120,800           6,438,640
    UTI Worldwide, Inc.
       (British Virgin Islands) ....................          97,500           2,459,925
                                                                           -------------
                                                                               8,898,565
                                                                           -------------
UTILITIES -- 2.5%
    General Electric Co. ...........................         140,000           4,614,400
    Jabil Circuit, Inc.* ...........................          90,000           2,304,000
    Peabody Energy Corp.(a) ........................         162,500           9,059,375
    The Mirant Corp.(a) ............................          41,800           1,120,240
                                                                           -------------
                                                                              17,098,015
                                                                           -------------
TOTAL LONG-TERM INVESTMENTS
    (cost $536,142,360) ............................                         671,198,512
                                                                           -------------
SHORT-TERM INVESTMENTS -- 21.4%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund - Taxable
       Money Market Series (cost $145,646,314;
       includes $141,518,087 of cash collateral
       for securities on loan) (b)(w) (Note 4) .....     145,646,314         145,646,314
TOTAL INVESTMENTS -- 120.2%
     (cost $681,788,674; Note 6) ...................                         816,844,826
LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (20.2)% ........................                       (137,152,250)
                                                                           -------------
NET ASSETS -- 100.0% ................................                      $ 679,692,576
                                                                           =============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $138,157,541; cash collateral of $141,518,087 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B50

            ---------------------------------------------------------
            AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
    (including 20.8% of collateral received for
    securities on loan)                                            21.4%
Telecommunications                                                  8.0
Oil, Gas & Consumable Fuels                                         7.2
Medical Supplies & Equipment                                        7.1
Business Services                                                   5.3
Computer Services & Software                                        5.3
Retail & Merchandising                                              4.7
Pharmaceuticals                                                     4.2
Entertainment & Leisure                                             3.6
Financial Services                                                  3.6
Machinery & Equipment                                               3.5
Healthcare Services                                                 3.1
Computer Hardware                                                   2.9
Semiconductors                                                      2.8
Biotechnology                                                       2.7
Industrial Products                                                 2.6
Utilities                                                           2.5
Advertising                                                         2.4
Hotels, Restaurants & Leisure                                       2.3
Consumer Products & Services                                        2.1
Chemicals                                                           2.0
Clothing & Apparel                                                  1.8
Electronic Components                                               1.8
Real Estate                                                         1.6
Computer Software                                                   1.3
Transportation                                                      1.3
Diversified                                                         1.2
Aerospace                                                           1.1
Commercial Services                                                 1.1
Diversified Financial Services                                      1.1
Manufacturing                                                       1.0
Media                                                               1.0
Food Products                                                       0.8
Healthcare Providers & Services                                     0.8
Aerospace & Defense                                                 0.7
Internet Services                                                   0.7
Investment Management                                               0.7
Food & Staples Retailing                                            0.6
Insurance                                                           0.5
Metals & Mining                                                     0.5
Retail Apparel                                                      0.5
Broadcasting                                                        0.3
Construction                                                        0.3
Drugs & Healthcare                                                  0.2
                                                                  -----
                                                                  120.2
Liabilities in excess of other assets                             (20.2)
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B51

                  --------------------------------------------
                  AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.3%

COMMON STOCKS

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
AEROSPACE -- 0.9%
    Empresa Brasileira de Aeronautica
       SA, ADR (Brazil) ............................         305,600      $   11,145,232
                                                                          --------------
AUTOMOTIVE PARTS -- 1.4%
    Advance Auto Parts, Inc.* ......................         601,750          17,390,575
                                                                          --------------
Beverages -- 1.4%
    Constellation Brands, Inc.
       (Class A Stock)(a) ..........................         701,300          17,532,500
                                                                          --------------
COMPUTER HARDWARE -- 1.5%
    Lexmark International, Inc.
       (Class A Stock)*(a) .........................         350,800          19,585,164
                                                                          --------------
COMPUTER SOFTWARE -- 1.0%
    Activision, Inc.* ..............................       1,176,400          13,387,432
                                                                          --------------
CONGLOMERATES -- 1.2%
    Johnson Controls, Inc. .........................         193,500          15,909,570
                                                                          --------------
CONSTRUCTION -- 11.9%
    Beazer Homes USA, Inc. .........................         151,700           6,958,479
    Centex Corp. ...................................         474,800          23,882,440
    Chicago Bridge & Iron Co. NV
       (Netherlands) ...............................         899,800          21,730,170
    Hovnanian Enterprises, Inc.
       (Class A Stock)*(a) .........................         715,900          21,534,272
    KB Home(a) .....................................         376,400          17,257,940
    Lennar Corp. (Class A Stock) ...................         487,500          21,630,375
    Meritage Homes Corp.* ..........................         120,300           5,684,175
    NVR, Inc.*(a) ..................................          25,200          12,379,500
    Pulte Homes, Inc. ..............................         708,900          20,409,231
                                                                          --------------
                                                                             151,466,582
                                                                          --------------
CONSUMER PRODUCTS & SERVICES -- 2.0%
    Jarden Corp.*(a) ...............................         150,600           4,585,770
    Whirlpool Corp.(a) .............................         250,200          20,679,030
                                                                          --------------
                                                                              25,264,800
                                                                          --------------
EDUCATION -- 0.8%
    Career Education Corp.(a) ......................         346,053          10,343,524
                                                                          --------------
ENERGY - COAL -- 2.4%
    Arch Coal, Inc. ................................         735,000          31,141,950
                                                                          --------------
ENERGY SERVICES -- 2.0%
    Foundation Coal Holdings, Inc. .................         356,300          16,721,159
    NRG Energy, Inc.* ..............................         183,300           8,831,394
                                                                          --------------
                                                                              25,552,553
                                                                          --------------
ENTERTAINMENT & LEISURE -- 1.7%
    Harley-Davidson, Inc.(a) .......................         390,400          21,429,056
                                                                          --------------
EQUIPMENT SERVICES -- 1.3%
    United Rentals, Inc.*(a) .......................         509,900          16,306,602
                                                                          --------------
FINANCIAL - BANK & TRUST -- 1.1%
    Hudson City Bancorp, Inc. ......................       1,057,300          14,093,809
                                                                          --------------
FINANCIAL SERVICES -- 3.0%
    Bear Stearns Cos., Inc. ........................         112,800          15,801,024
    IndyMac Bancorp, Inc.(a) .......................         485,200          22,246,420
                                                                          --------------
                                                                              38,047,444
                                                                          --------------

HEALTHCARE SERVICES -- 7.0%
    Aetna, Inc.* ...................................         584,300          23,331,099
    Coventry Health Care, Inc.* ....................         489,650          26,901,371
    LifePoint Hospitals, Inc.*(a) ..................         468,300          15,046,479
    Omnicare, Inc.(a) ..............................         497,000          23,567,740
                                                                          --------------
                                                                              88,846,689
                                                                          --------------
INDUSTRIAL PRODUCTS -- 1.2%
    Ingersoll-Rand Co. Ltd.
       (Class A Stock) .............................         352,500          15,079,950
                                                                          --------------
INSURANCE -- 2.5%
    Endurance Specialty Holdings
       Ltd. (Bermuda) ..............................         644,200          20,614,400
    PMI Group, Inc. (The) ..........................         242,800          10,824,024
                                                                          --------------
                                                                              31,438,424
                                                                          --------------
INTERNET SERVICES -- 1.6%
    Check Point Software
       Technologies Ltd.* ..........................         916,700          16,115,586
    McAfee, Inc.*(a) ...............................         186,500           4,526,355
                                                                          --------------
                                                                              20,641,941
                                                                          --------------
MACHINERY & EQUIPMENT -- 5.0%
    Eaton Corp.(a) .................................         204,700          15,434,380
    Manitowoc Company, Inc. ........................         351,000          15,619,500
    Terex Corp.* ...................................         334,900          33,054,630
                                                                          --------------
                                                                              64,108,510
                                                                          --------------
METALS & MINING -- 9.9%
    Cleveland-Cliffs, Inc.(a) ......................         198,200          15,715,278
    Joy Global, Inc. ...............................         500,500          26,071,045
    Peabody Energy Corp. ...........................         512,800          28,588,600
    Phelps Dodge Corp. .............................         370,700          30,456,712
    Timken Co. .....................................         737,700          24,720,327
                                                                          --------------
                                                                             125,551,962
                                                                          --------------
OIL & GAS -- 16.0%
    Canadian Natural Resources Ltd. ................         607,400          33,637,812
    Denbury Resources, Inc. ........................       1,136,100          35,980,287
    National Fuel Gas Co. ..........................         354,400          12,453,616
    Quicksilver Resources, Inc.*(a) ................         601,850          22,154,099
    Southwestern Energy Co.* .......................         636,200          19,823,992
    Sunoco, Inc. ...................................         156,500          10,843,885
    Talisman Energy, Inc. (Canada) .................       1,289,200          22,535,216
    Williams Cos., Inc. ............................         937,900          21,909,344
    XTO Energy, Inc. ...............................         544,609          24,109,840
                                                                          --------------
                                                                             203,448,091
                                                                          --------------
PHARMACEUTICALS -- 1.5%
    Shire Pharmaceuticals Group
       PLC, ADR (United Kingdom) ...................         431,900          19,102,937
                                                                          --------------
REAL ESTATE INVESTMENT TRUST -- 2.1%
    Colonial Properties Trust(a) ...................         158,500           7,829,900
    Developers Diversified
       Realty Corp.(a) .............................         133,800           6,981,684
    First Industrial Realty Trust, Inc.(a) .........         108,300           4,108,902
    iStar Financial, Inc. ..........................         170,800           6,447,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B52

             --------------------------------------------------------
             AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO (CONTINUED)
             --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
    Trizec Properties, Inc. ........................         47,500       $    1,360,400
                                                                          --------------
                                                                              26,728,586
                                                                          --------------
RETAIL & MERCHANDISING -- 4.9%
    Aeropostale, Inc.*(a) ..........................         342,000           9,880,380
    Hot Topic, Inc.*(a) ............................         800,726           9,216,356
    NBTY, Inc.* ....................................         646,200          15,450,642
    Ross Stores, Inc. ..............................         463,000          12,987,150
    TJX Cos., Inc. .................................         648,400          14,822,424
                                                                          --------------
                                                                              62,356,952
                                                                          --------------
SEMICONDUCTORS -- 0.3%
    International Rectifier Corp.* .................         109,400           4,275,352
                                                                          --------------
TECHNOLOGY - COMPUTER SOFTWARE -- 1.0%
    Take-Two Interactive
       Software, Inc.*(a) ..........................       1,199,100          12,782,406
                                                                          --------------
TELECOMMUNICATIONS -- 1.9%
    Arris Group, Inc.* .............................       1,303,073          17,096,318
    Avaya, Inc.*(a) ................................         605,900           6,919,378
                                                                          --------------
                                                                              24,015,696
                                                                          --------------
TRANSPORTATION -- 0.9%
    Frontline Ltd.(a) ..............................         255,900           9,685,815
    General Maritime Corp. .........................          23,300             861,168
    Ship Finance International Ltd.(a) .............          64,590           1,118,053
                                                                          --------------
                                                                              11,665,036
                                                                          --------------
UTILITIES -- 5.9%
    DPL, Inc. ......................................         392,400          10,516,320
    Edison International* ..........................         285,900          11,150,100
    The Mirant Corp.*(a) ...........................         606,500          16,254,200
    TXU Corp. ......................................         619,800          37,057,842
                                                                          --------------
                                                                              74,978,462
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $1,105,740,986) ..........................                       1,213,617,787
                                                                          --------------
SHORT-TERM INVESTMENTS -- 24.2%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund -
   Taxable Money Market Series
   (cost $307,758,016; includes
   $252,451,351 of cash collateral
   for securities on loan)(b)(w)
   (Note 4) ........................................     307,758,016         307,758,016
                                                                          --------------
TOTAL INVESTMENTS -- 119.5%
    (cost $1,413,499,002; Note 6) ..................                       1,521,375,803
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (19.5)% ........................                        (247,987,618)
                                                                          --------------
NET ASSETS -- 100.0% ...............................                      $1,273,388,185
                                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $242,433,573; cash collateral of $252,451,351 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006, were as follows:

Affiliated Money Market Mutual Funds
    (including 19.8% of collateral received for
    securities on loan)                                            24.2%
Oil & Gas                                                          16.0
Construction                                                       11.9
Metals & Mining                                                     9.9
Healthcare Services                                                 7.0
Utilities                                                           5.9
Machinery & Equipment                                               5.0
Retail & Merchandising                                              4.9
Financial Services                                                  3.0
Insurance                                                           2.5
Energy - Coal                                                       2.4
Real Estate Investment Trust                                        2.1
Consumer Products & Services                                        2.0
Energy Services                                                     2.0
Telecommunications                                                  1.9
Entertainment & Leisure                                             1.7
Internet Services                                                   1.6
Computer Hardware                                                   1.5
Pharmaceuticals                                                     1.5
Automotive Parts                                                    1.4
Beverages                                                           1.4
Equipment Services                                                  1.3
Conglomerates                                                       1.2
Industrial Products                                                 1.2
Financial - Bank & Trust                                            1.1
Computer Software                                                   1.0
Technology - Computer Software                                      1.0
Aerospace                                                           0.9
Transportation                                                      0.9
Education                                                           0.8
Semiconductors                                                      0.3
                                                                  -----
                                                                  119.5
Liabilities in excess of other assets                             (19.5)
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B53

                           ---------------------------
                           AST MID-CAP VALUE PORTFOLIO
                           ---------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.1%

COMMON STOCKS

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
AEROSPACE & DEFENSE -- 0.9%
    General Dynamics Corp. .........................          19,000      $    1,243,740
                                                                          --------------
BUSINESS SERVICES -- 2.0%
    URS Corp.* .....................................          66,500           2,793,000
                                                                          --------------
CABLE TELEVISION -- 0.6%
    Cablevision Systems New York
       Group (Class A Stock)* ......................          36,300             778,635
                                                                          --------------
CASINOS -- 0.2%
    Scientific Games Corp.
       (Class A Stock) .............................           6,700             238,654
                                                                          --------------
CHEMICALS -- 0.8%
    Eastman Chemical Co. ...........................          14,800             799,200
    Valspar Corp. ..................................           9,600             253,536
                                                                          --------------
                                                                               1,052,736
                                                                          --------------
CLOTHING & APPAREL -- 2.2%
    VF Corp.(a) ....................................          44,400           3,015,648
                                                                          --------------
COMMERCIAL BANKS -- 0.7%
    North Fork Bancorp., Inc. ......................          32,200             971,474
                                                                          --------------
COMMUNICATION EQUIPMENT -- 0.7%
    Avaya, Inc.*(a) ................................          85,100             971,842
                                                                          --------------
COMPUTER HARDWARE -- 2.2%
    Affiliated Computer Services,
       Inc. (Class A Stock)*(a) ....................          20,800           1,073,488
    Cadence Design Systems, Inc.* ..................         120,700           2,070,005
                                                                          --------------
                                                                               3,143,493
                                                                          --------------
COMPUTER SERVICES & SOFTWARE -- 3.1%
    Autodesk, Inc.* ................................          27,500             947,650
    Computer Sciences Corp.* .......................          42,887           2,077,446
    Hyperion Solution, Corp. .......................          48,450           1,337,220
                                                                          --------------
                                                                               4,362,316
                                                                          --------------
CONSTRUCTION -- 2.2%
    D.R. Horton, Inc. ..............................          53,000           1,262,460
    Hovnanian Enterprises, Inc.
       (Class A Stock)*(a) .........................          20,500             616,640
    Pulte Homes, Inc. ..............................          42,300           1,217,817
                                                                          --------------
                                                                               3,096,917
                                                                          --------------
CONSUMER PRODUCTS & SERVICES -- 0.7%
    Scotts Co. (The) (Class A Stock) ...............          23,800           1,007,216
                                                                          --------------
CONTAINERS & PACKAGING -- 1.5%
    Sonoco Products Co. ............................          66,500           2,104,725
                                                                          --------------
DIVERSIFIED -- 1.9%
    AptarGroup, Inc. ...............................          53,800           2,669,018
                                                                          --------------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
    CIT Group, Inc. ................................          21,200           1,108,548
                                                                          --------------
DRUGS & HEALTHCARE -- 1.5%
    IMS Health, Inc.(a) ............................          77,700           2,086,245
                                                                          --------------
DRUGS & MEDICINE -- 0.8%
    Coventry Health Care, Inc.* ....................          21,300           1,170,222
                                                                          --------------
ELECTRIC - INTEGRATED -- 0.1%
    WPS Resource Corp. .............................           3,000             148,800
                                                                          --------------
ELECTRONIC COMPONENTS -- 4.1%
    Flextronics International Ltd.* ................         294,700           3,129,714
    Harman International Industries, Inc. ..........          14,100           1,203,717
    Microchip Technology, Inc. .....................          42,900           1,439,295
                                                                          --------------
                                                                               5,772,726
                                                                          --------------
ENVIRONMENTAL SERVICES -- 2.0%
    Allied Waste Industries, Inc.* .................         138,700           1,575,632
    Republic Services, Inc. ........................          30,200           1,218,268
                                                                          --------------
                                                                               2,793,900
                                                                          --------------
FINANCIAL - BANK & TRUST -- 3.0%
    Astoria Financial Corp. ........................          45,900           1,397,655
    Compass Banshares, Inc. ........................          49,600           2,757,760
                                                                          --------------
                                                                               4,155,415
                                                                          --------------
FINANCIAL - BROKERAGE -- 0.8%
    Edwards, (A.G.), Inc. ..........................          20,200           1,117,464
                                                                          --------------
FINANCIAL SERVICES -- 2.5%
    Eaton Vance Corp. ..............................          38,600             963,456
    Jefferies Group, Inc. ..........................          44,200           1,309,646
    Raymond James Financial, Inc. ..................          41,500           1,256,205
                                                                          --------------
                                                                               3,529,307
                                                                          --------------
FOOD -- 2.1%
    Hormel Foods Corp.* ............................          78,400           2,911,776
                                                                          --------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 0.5%
    Cooper Cos., Inc. (The)(a) .....................          15,600             690,924
                                                                          --------------
HEALTHCARE PROVIDERS & SERVICES -- 1.3%
    Covance, Inc.*(a) ..............................          29,100           1,781,502
                                                                          --------------
HOTELS, RESTAURANTS & LEISURE -- 1.9%
    International Game Technology ..................          40,400           1,532,776
    Yum! Brands, Inc. ..............................          21,000           1,055,670
                                                                          --------------
                                                                               2,588,446
                                                                          --------------
INSURANCE -- 5.9%
    Lincoln National Corp. .........................          37,100           2,093,924
    Old Republic International Corp. ...............         133,125           2,844,881
    Protective Life Corp. ..........................          25,500           1,188,810
    Safeco Corp. ...................................          37,500           2,113,125
                                                                          --------------
                                                                               8,240,740
                                                                          --------------
INSURANCE - HEALTH INSURANCE -- 0.4%
    CIGNA Corp. ........................                       6,400             630,464
                                                                          --------------
INTERNET -- 0.6%
    Avocent Corp.* .................................          29,900             784,875
                                                                          --------------
MACHINERY -- 1.5%
    Cummins, Inc. ..................................          16,600           2,029,350
                                                                          --------------
MACHINERY & EQUIPMENT -- 1.8%
    Eaton Corp. ....................................          29,200           2,201,680
    Snap-on, Inc. ..................................           7,400             299,108
                                                                          --------------
                                                                               2,500,788
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B54

                     ---------------------------------------
                     AST MID-CAP VALUE PORTFOLIO (CONTINUED)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
MANUFACTURING -- 0.9%
    Harsco Corp. ...................................          15,700      $    1,223,972
                                                                          --------------
MEDICAL PRODUCTS -- 0.9%
    Express Scripts, Inc.* .........................          16,700           1,198,058
                                                                          --------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.6%
    Bard (C.R.), Inc. ..............................          12,400             908,424
    Beckman Coulter, Inc. ..........................          32,485           1,804,542
    Biomet, Inc. ...................................          34,600           1,082,634
    Forest Laboratories, Inc.* .....................          32,100           1,241,949
                                                                          --------------
                                                                               5,037,549
                                                                          --------------
OIL, GAS & CONSUMABLE FUELS -- 7.2%
    Chesapeake Energy Corp. ........................          35,800           1,082,950
    Houston Exploration Co.* .......................          16,200             991,278
    Newfield Exploration Co.* ......................          30,400           1,487,776
    Noble Corp. (Cayman Islands) ...................          19,500           1,451,190
    Pioneer Natural Resources Co. ..................          26,700           1,239,147
    Questar Corp.(a) ...............................          28,600           2,302,014
    XTO Energy, Inc. ...............................          33,200           1,469,764
                                                                          --------------
                                                                              10,024,119
                                                                          --------------
PHARMACEUTICALS -- 2.0%
    Barr Pharmaceuticals, Inc.* ....................          26,900           1,282,861
    Medco Health Solutions, Inc.* ..................          26,800           1,535,104
                                                                          --------------
                                                                               2,817,965
                                                                          --------------
PRINTING & PUBLISHING -- 1.6%
    Donnelley, (R.R.) & Sons Co.(a) ................          68,300           2,182,185
                                                                          --------------
REAL ESTATE INVESTMENT TRUST -- 5.0%
    Apartment Investment &
       Management Co.
       (Class A Stock) .............................          30,400           1,320,880
    Boston Properties, Inc. ........................          15,400           1,392,160
    Duke Realty Corp.(a) ...........................          81,900           2,878,785
    Simon Property Group, Inc. .....................          17,100           1,418,274
                                                                          --------------
                                                                               7,010,099
                                                                          --------------
RESTAURANTS -- 3.6%
    Brinker International, Inc. ....................          19,900             722,370
    Darden Restaurants, Inc. .......................         110,600           4,357,640
                                                                          --------------
                                                                               5,080,010
                                                                          --------------
RETAIL & MERCHANDISING -- 5.6%
    Borders Group, Inc. ............................          95,600           1,764,776
    Federated Department Stores, Inc. ..............          40,000           1,464,000
    Guitar Center, Inc.* ...........................          18,900             840,483
    Michaels Stores, Inc. ..........................          33,700           1,389,788
    Ruddick Corp. ..................................          60,200           1,475,502
    TJX Cos., Inc. .................................          39,100             893,826
                                                                          --------------
                                                                               7,828,375
                                                                          --------------
SEMI-CONDUCTORS -- 0.6%
    International Rectifier Corp.*(a) ..............          23,200             906,656
                                                                          --------------
TELECOMMUNICATIONS -- 3.1%
    American Tower Corp.,
       (Class A Stock)* ............................          55,800           1,736,496

    Corning, Inc.* .................................         106,200           2,568,978
                                                                          --------------
                                                                               4,305,474
                                                                          --------------
THRIFTS & MORTGAGE FINANCE -- 0.9%
    Countrywide Financial Corp. ....................          34,500           1,313,760
                                                                          --------------
TRANSPORTATION -- 4.2%
    CSX Corp. ......................................          16,200           1,141,128
    GATX Corp. .....................................          30,200           1,283,500
    Union Pacific Corp. ............................          14,300           1,329,328
    Werner Enterprises, Inc.* ......................         106,300           2,154,701
                                                                          --------------
                                                                               5,908,657
                                                                          --------------
UTILITIES -- 2.6%
    Consol Energy, Inc. ............................          16,900             789,568
    Idacorp, Inc.(a) ...............................          84,579           2,900,214
                                                                          --------------
                                                                               3,689,782
                                                                          --------------
UTILITIES - ELECTRICAL UTILITIES -- 2.0%
    Pinnacle West Capital Corp. ....................          68,300           2,725,853
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $129,155,981) ............................                         132,743,420
                                                                          --------------
SHORT-TERM INVESTMENT -- 17.0%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $23,702,225; includes
       $19,650,323 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) ....................................      23,702,225          23,702,225
                                                                          --------------
TOTAL INVESTMENTS -- 112.1%
    (cost $152,858,206; Note 6) ....................                         156,445,645
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (12.1)% ........................                         (16,843,832)
                                                                          --------------
NET ASSETS -- 100.0% ...............................                      $  139,601,813
                                                                          ==============

*   Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $19,003,741; cash collateral of $19,650,323 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B55

                     ---------------------------------------
                     AST MID-CAP VALUE PORTFOLIO (CONTINUED)
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments, and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 14.1% of collateral received for
    securities on loan)                                             17.0%
Oil, Gas & Consumable Fuels                                          7.2
Insurance                                                            5.9
Retail & Merchandising                                               5.6
Real Estate Investment Trust                                         5.0
Transportation                                                       4.2
Electronic Components                                                4.1
Medical Supplies & Equipment                                         3.6
Restaurants                                                          3.6
Computer Services & Software                                         3.1
Telecommunications                                                   3.1
Financial - Bank & Trust                                             3.0
Utilities                                                            2.6
Financial Services                                                   2.5
Clothing & Apparel                                                   2.2
Computer Hardware                                                    2.2
Construction                                                         2.2
Foods                                                                2.1
Business Services                                                    2.0
Environmental Services                                               2.0
Pharmaceuticals                                                      2.0
Utilities - Electrical Utilities                                     2.0
Diversified                                                          1.9
Hotels, Restaurants & Leisure                                        1.9
Machinery & Equipment                                                1.8
Printing & Publishing                                                1.6
Containers & Packaging                                               1.5
Drugs & Healthcare                                                   1.5
Machinery                                                            1.5
Healthcare Providers & Services                                      1.3
Aerospace & Defense                                                  0.9
Manufacturing                                                        0.9
Medical Products                                                     0.9
Thrifts & Mortgage Finance                                           0.9
Chemicals                                                            0.8
Diversified Financial Services                                       0.8
Drugs & Medicine                                                     0.8
Financial - Brokerage                                                0.8
Commercial Banks                                                     0.7
Communication Equipment                                              0.7
Consumer Products & Services                                         0.7
Cable Television                                                     0.6
Internet                                                             0.6
Semi-Conductors                                                      0.6
Healthcare Equipment & Supplies                                      0.5
Insurance - Health Insurance                                         0.4
Casinos                                                              0.2
Electric - Integrated                                                0.1
                                                                   -----
                                                                   112.1
Liabilities in excess of other assets                              (12.1)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B56

                  ---------------------------------------------
                  AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.6%

COMMON STOCKS

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
BUILDING & REAL ESTATE -- 0.2%
    Saint Joe Co. (The)(a) .........................          24,900      $    1,158,846
                                                                          --------------
BUSINESS SERVICES -- 0.2%
    VeraSun Energy Corp*(a) ........................          40,100           1,052,224
                                                                          --------------
CHEMICALS -- 3.0%
    Dow Chemical Co. ...............................          96,500           3,766,395
    DuPont, (E.I.) de Nemours & Co. ................          78,000           3,244,800
    Nova Chemicals Corp.
       (Canada)(a) .................................          83,800           2,412,602
    Potash Corp. of Saskatchewan,
       Inc. (Canada) ...............................          84,800           7,290,256
                                                                          --------------
                                                                              16,714,053
                                                                          --------------
CONSTRUCTION -- 1.0%
    Technip SA (France) ............................          99,500           5,510,597
                                                                          --------------
CONTAINERS & PACKAGING -- 0.6%
    Smurfit-Stone Container Corp.* .................         328,562           3,594,468
                                                                          --------------
DIVERSIFIED METALS -- 4.2%
    Companhia Vale do Rio Doce,
       ADR (Brazil)(a) .............................         209,800           5,043,592
    Inco Ltd. (Canada)(a) ..........................         200,300          13,199,770
    Nucor Corp. ....................................          89,700           4,866,225
                                                                          --------------
                                                                              23,109,587
                                                                          --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.5%
    Duke Energy Corp ...............................          88,600           2,602,182
                                                                          --------------
ENERGY SERVICES -- 4.2%
    Dynegy, Inc. (Class A Stock)* ..................         538,800           2,947,236
    Edison International* ..........................          39,800           1,552,200
    NRG Energy, Inc.*(a) ...........................         126,400           6,089,952
    Peabody Energy Corp.(a) ........................         130,500           7,275,375
    W-H Energy Services, Inc.* .....................         103,000           5,235,490
                                                                          --------------
                                                                              23,100,253
                                                                          --------------
EXPLORATION & PRODUCTION -- 7.9%
    Devon Energy Corp. .............................         126,714           7,654,793
    Dresser Rand Group, Inc.* ......................          62,300           1,462,804
    Encore Acquisition Co.* ........................         140,400           3,766,932
    Murphy Oil Corp.(a) ............................         234,700          13,110,342
    Nexen, Inc. (Canada) ...........................          32,200           1,820,588
    Royal Dutch Shell PLC, ADR
       (United Kingdom) ............................         237,000          15,874,260
                                                                          --------------
                                                                              43,689,719
                                                                          --------------
GAS TRANSMISSION & DISTRIBUTION -- 0.6%
    NiSource, Inc.*(a) .............................         147,000           3,210,480
                                                                          --------------
INTEGRATED PETROLEUM -- 12.2%
    Baker Hughes, Inc. .............................         186,400          15,256,840
    BP PLC, ADR (United Kingdom)(a) ................         153,300          10,671,213
    ChevronTexaco Corp. ............................          60,056           3,727,075
    Eni SpA, ADR (Italy)(a) ........................         104,700           6,151,125
    Exxon Mobil Corp. ..............................         241,700          14,828,295
    Lukoil, ADR (Russia) ...........................          60,100           5,024,360
    Total Fina SA, ADR (France) ....................         185,400          12,147,408
                                                                          --------------
                                                                              67,806,316
                                                                          --------------
MACHINERY & EQUIPMENT -- 5.8%
    AGCO Corp.*(a) .................................          24,700             650,104
    Caterpillar, Inc.(a) ...........................          70,400           5,243,392
    Deere & Co. ....................................          78,000           6,512,220
    Finning International, Inc.
       (Canada) ....................................          54,600           1,819,511
    Grant Prideco, Inc.* ...........................         168,800           7,553,800
    Joy Global, Inc. ...............................          58,500           3,047,265
    Terex Corp.*(a) ................................          75,100           7,412,370
                                                                          --------------
                                                                              32,238,662
                                                                          --------------
METALS & MINING -- 12.0%
    Alcan, Inc. (Canada) ...........................         170,000           7,979,800
    Arch Coal, Inc. ................................         187,400           7,940,138
    BHP Billiton Ltd. (Australia) ..................         584,700          12,600,263
    CONSOL Energy, Inc. ............................         160,400           7,493,888
    International Coal Group, Inc.*(a) .............         291,800           2,098,042
    Mechel OAO, ADR (Russia)*(a) ...................         101,100           2,263,629
    Newmont Mining Corp. ...........................         155,726           8,242,577
    Rio Tinto PLC (United Kingdom) .................         157,600           8,332,164
    Schnitzer Steel Industries, Inc.
       (Class A Stock) .............................          39,000           1,383,720
    Teck Cominco Ltd. (Class B Stock)
       (Canada) ....................................         134,400           8,031,744
                                                                          --------------
                                                                              66,365,965
                                                                          --------------
OIL & GAS -- 15.6%
    Bill Barrett Corp.* ............................          65,100           1,927,611
    Compton Petroleum Corp. (Canada)*                        207,600           2,395,704
    Diamond Offshore Drilling, Inc.(a) .............         171,000          14,352,030
    Halliburton Co. ................................          28,600           2,122,406
    Helmerich & Payne, Inc. ........................          27,600           1,663,176
    Hugoton Royalty Trust* .........................               1                  29
    Key Energy Services, Inc.* .....................          54,600             832,650
    Mol Magyar Olaj-Es Gazipari Rt.
       GDR (Hungary) ...............................          27,100           2,777,750
    Nabors Industries Ltd.*(a) .....................         113,400           3,831,786
    Petroleo Brasileiro SA, ADR (Brazil) ...........          42,000           3,353,280
    Schlumberger Ltd.(a) ...........................         282,500          18,393,575
    Statoil ASA (Norway) ...........................         405,000          11,483,317
    Transocean, Inc.* (Cayman Island) ..............         138,100          11,092,192
    Valero Energy Corp. ............................          90,334           6,009,018
    Williams Cos., Inc. ............................         261,300           6,103,968
                                                                          --------------
                                                                              86,338,492
                                                                          --------------
OIL FIELD EQUIPMENT & SERVICES -- 2.8%
    Cooper Cameron Corp.*(a) .......................         322,200          15,391,494
                                                                          --------------
OIL, GAS AND CONSUMABLE FUEL -- 0.7%
    Repsol YPF SA (Spain) ..........................         139,600           3,997,856
                                                                          --------------
PAPER & FOREST PRODUCTS -- 3.7%
    Domtar, Inc. (Canada) ..........................         274,000           1,693,320
    International Paper Co. ........................         215,000           6,944,500
    Kimberly-Clark Corp. ...........................          58,600           3,615,620
    Potlatch Corp. .................................          93,041           3,512,298
    Weyerhaeuser Co. ...............................          74,900           4,662,525
                                                                          --------------
                                                                              20,428,263
                                                                          --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B57

            ---------------------------------------------------------
            AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (Continued)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                         -----------      --------------
PETROLEUM EXPLORATION & PRODUCTION -- 15.5%
    Anadarko Petroleum Corp. .......................          78,500      $    3,743,665
    BG Group PLC (United Kingdom) ..................         378,200           5,052,971
    BJ Services Co. ................................         295,500          11,010,330
    Canadian Natural Resources
       Ltd. (Canada) ...............................         259,300          14,360,034
    ConocoPhillips .................................         219,856          14,407,164
    EOG Resources, Inc.(a) .........................         109,700           7,606,598
    FMC Technologies, Inc.* ........................          78,300           5,282,118
    Newfield Exploration Co.* ......................          44,800           2,192,512
    Noble Corp. (Cayman Islands) ...................         111,100           8,268,062
    Smith International, Inc. ......................         285,600          12,700,632
    XTO Energy, Inc. ...............................          30,476           1,349,172
                                                                          --------------
                                                                              85,973,258
                                                                          --------------
PRECIOUS METALS -- 1.4%
    Meridian Gold, Inc.* ...........................         250,500           7,935,840
                                                                          --------------
RAILROADS -- 0.6%
    Burlington Northern Santa Fe Corp. .............          45,300           3,590,025
                                                                          --------------
REAL ESTATE INVESTMENT TRUST -- 2.6%
    AMB Property Corp. .............................          50,600           2,557,830
    Archstone-Smith Trust(a) .......................          48,000           2,441,760
    Boston Properties, Inc. ........................          26,900           2,431,760
    Camden Property Trust ..........................          33,000           2,427,150
    Duke-Weeks Realty Corp.(a) .....................          45,730           1,607,409
    ProLogis .......................................          34,715           1,809,346
    Simon Property Group, Inc. .....................          11,800             978,692
                                                                          --------------
                                                                              14,253,947
                                                                          --------------
STEEL PRODUCERS -- 0.3%
    Tenaris SA, ADR (Luxembourg) ...................          39,600           1,603,404
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $423,962,172) ............................                         529,665,931
                                                                          --------------
SHORT-TERM INVESTMENTS -- 23.4%
AFFILIATED MONEY MARKET
MUTUAL FUND -- 21.1%
    Dryden Core Investment Fund - Taxable
       Money Market Series (cost $116,641,370;
       includes $106,313,051 of cash collateral
       for securities on loan)(b)(w) (Note 4) ......     116,641,370         116,641,370
                                                                          --------------

                                                       PRINCIPAL
 INTEREST                MATURITY                       AMOUNT
   RATE                    DATE                         (000)
--------------           --------                      ---------
COMMERCIAL PAPER -- 2.3%
Danske Corp., 144A(h)
    (cost $2,984,190; purchased 06/27/2006)
  5.27%                  08/08/06                             $3,000           2,984,190
Falcon Asset Securitization, 144A(h)
    (cost $4,974,285; purchased 06/27/2006)
  5.24%                  08/07/06                              5,000           4,974,285
Yorktown Capital LLC
  5.35%                  07/07/06                              5,000           4,997,067
                                                                          --------------
                                                                              12,955,542
                                                                          --------------
TOTAL SHORT-TERM INVESTMENTS
     (cost $129,596,912) ...........................                         129,596,912
                                                                          --------------
TOTAL INVESTMENTS -- 119.0%
     (cost $553,559,084; Note 6) ...................                         659,262,843
LIABILITIES IN EXCESS OF
     OTHER ASSETS -- (19.0)% .......................                        (105,272,867)
                                                                          --------------
NET ASSETS -- 100.0% ...............................                      $  553,989,976
                                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

GDR  Global Depositary Receipts

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $104,013,726; cash collateral of $106,313,051 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribtuion (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $7,958,475. The aggregate market value of $7,958,475 is approximately 1.4% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B58

            ---------------------------------------------------------
            AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO (CONTINUED)
            ---------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as June 30, 2006 were as follows:

Affiliated Money Market Mutual Funds
    (including 19.2% of collateral received for
    securities on loan)                                            21.1%
Oil & Gas                                                          15.6
Petroleum Exploration & Production                                 15.5
Integrated Petroleum                                               12.2
Metals & Mining                                                    12.0
Exploration & Production                                            7.9
Machinery & Equipment                                               5.8
Diversified Metals                                                  4.2
Energy Services                                                     4.2
Paper & Forest Products                                             3.7
Chemicals                                                           3.0
Oil Field Equipment & Services                                      2.8
Real Estate Investment Trust                                        2.6
Precious Metals                                                     1.4
Construction                                                        1.0
Oil, Gas and Consumable Fuel                                        0.7
Containers & Packaging                                              0.6
Gas Transmission & Distribution                                     0.6
Railroads                                                           0.6
Electronic Components & Equipment                                   0.5
Steel Producers                                                     0.3
Building & Real Estate                                              0.2
Business Services                                                   0.2
Short-Term Investments                                              2.3
                                                                  -----
                                                                  119.0
Liabilities in excess of other assets                             (19.0)
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B59

                  --------------------------------------------
                  AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.5%

COMMON STOCKS

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                          ----------      --------------
ADVERTISING -- 5.5%
    Lamar Advertising Co.
       (Class A Stock)*(a) .........................         318,100      $   17,132,866
    Sepracor, Inc.*(a) .............................         209,900          11,993,686
    SLM Corp. ......................................         368,300          19,490,436
                                                                          --------------
                                                                              48,616,988
                                                                          --------------
AEROSPACE -- 1.0%
    General Dynamics Corp. .........................         133,000           8,706,180
                                                                          --------------
AIRLINES -- 1.9%
    Southwest Airlines Co. .........................       1,040,000          17,024,800
                                                                          --------------
BROADCAST & CABLE/SATELLITE TV -- 0.7%
    EchoStar Communications Corp.
       (Class A Stock)*(a) .........................         208,500           6,423,885
                                                                          --------------
BUSINESS SERVICES -- 1.6%
    Accenture Ltd. (Bermuda)
       (Class A Stock) .............................         503,800          14,267,616
                                                                          --------------
COMPUTER SERVICES & SOFTWARE -- 9.1%
    Automatic Data Processing, Inc. ................         347,900          15,777,265
    EMC Corp.* .....................................         719,200           7,889,624
    Microsoft Corp. ................................       1,095,700          25,529,810
    NAVTEQ Corp.*(a) ...............................         294,500          13,158,260
    Oracle Corp.* ..................................         750,100          10,868,949
    Red Hat, Inc.*(a) ..............................         286,700           6,708,780
                                                                          --------------
                                                                              79,932,688
                                                                          --------------
COMPUTERS -- 0.9%
    Apple Computer, Inc.*(a) .......................         133,700           7,636,944
                                                                          --------------
CONSUMER STAPLES - HOME PRODUCTS -- 1.4%
    Harman International Industries, Inc.                    140,300          11,977,411
                                                                          --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 5.1%
    General Electric Co. ...........................       1,348,800          44,456,448
                                                                          --------------
ELECTRONICS -- 1.3%
    Garmin Ltd.(a) .................................         105,500          11,123,920
                                                                          --------------
ENTERTAINMENT & LEISURE -- 2.9%
    International Game Technology ..................         415,200          15,752,688
    Wynn Resorts Ltd.*(a) ..........................         135,300           9,917,490
                                                                          --------------
                                                                              25,670,178
                                                                          --------------
FARMING & AGRICULTURE -- 1.0%
    Monsanto Co. ...................................         103,400           8,705,246
                                                                          --------------
FINANCIAL SERVICES -- 7.8%
    E*TRADE Financial Corp.* .......................         410,700           9,372,174
    Franklin Resources, Inc. .......................         144,000          12,500,640
    Legg Mason, Inc. ...............................         141,500          14,082,080
    Morgan Stanley .................................         161,100          10,183,131
    State Street Corp. .............................         391,700          22,753,853
                                                                          --------------
                                                                              68,891,878
                                                                          --------------
FOOD -- 1.5%
    Sysco Corp. ....................................         437,400          13,366,944
                                                                          --------------
HEALTHCARE SERVICES -- 5.4%
    Caremark Rx, Inc.* .............................         338,700          16,890,969
    Humana, Inc.* ..................................         211,300          11,346,810

HEALTHCARE SERVICES (CONT'D.)
    UnitedHealth Group, Inc.(a) ....................         438,900
                                                                              19,653,942
                                                                          --------------
                                                                              47,891,721
                                                                          --------------
INTERNET SERVICES -- 8.1%
    eBay, Inc.* ....................................         180,500           5,286,845
    Google, Inc. (Class A Stock)* ..................          49,800          20,882,634
    Juniper Networks, Inc.*(a) .....................       1,240,800          19,840,392
    Yahoo!, Inc.* ..................................         777,500          25,657,500
                                                                          --------------
                                                                              71,667,371
                                                                          --------------
MANUFACTURING -- 2.4%
    Danaher Corp. ..................................         329,800          21,212,736
                                                                          --------------
MEDIA -- 1.3%
    Viacom, Inc. (Class B Stock)*(a) ...............         310,700          11,135,488
                                                                          --------------
MEDICAL SUPPLIES & EQUIPMENT -- 4.1%
    Amgen, Inc.*(a) ................................         170,800          11,141,284
    Medtronic, Inc. ................................         324,200          15,211,464
    St. Jude Medical, Inc.* ........................         289,700           9,392,074
                                                                          --------------
                                                                              35,744,822
                                                                          --------------
OIL & GAS -- 2.2%
    Schlumberger Ltd. (Netherlands)(a) .............         148,000           9,636,280
    Transocean, Inc. (Cayman Islands)* .............         120,500           9,678,560
                                                                          --------------
                                                                              19,314,840
                                                                          --------------
PHARMACEUTICALS -- 4.7%
    Cephalon, Inc.*(a) .............................         114,400           6,875,440
    Genentech, Inc.*(a) ............................         178,100          14,568,580
    Gilead Sciences, Inc.*(a) ......................         219,300          12,973,788
    Medco Health Solutions, Inc.* ..................         126,900           7,268,832
                                                                          --------------
                                                                              41,686,640
                                                                          --------------
RETAIL & MERCHANDISING -- 9.7%
    Amazon.Com, Inc.*(a) ...........................         375,900          14,539,812
    Kohl's Corp.* ..................................         358,100          21,170,872
    Target Corp. ...................................         197,100           9,632,277
    Wal-Mart Stores, Inc. ..........................         414,700          19,976,099
    Walgreen Co. ...................................         446,700          20,030,028
                                                                          --------------
                                                                              85,349,088
                                                                          --------------
SEMICONDUCTORS -- 12.2%
    Analog Devices, Inc. ...........................         589,200          18,936,888
    Applied Materials, Inc.* .......................         997,600          16,240,928
    Intel Corp. ....................................         556,600          10,547,570
    Marvell Technology Group Ltd.
       (Bermuda)* ..................................         335,600          14,877,148
    Maxim Integrated Products, Inc. ................         592,700          19,031,597
    Texas Instruments, Inc. ........................         345,800          10,474,282
    Xilinx, Inc. ...................................         754,400          17,087,160
                                                                          --------------
                                                                             107,195,573
                                                                          --------------
SOFTWARE -- 0.9%
    Adobe Systems, Inc.* ...........................         269,200           8,172,912
                                                                          --------------
TELECOMMUNICATIONS -- 5.8%
    American Tower Corp.,
       (Class A Stock)*(a) .........................         880,700          27,407,384

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B60

            --------------------------------------------------------
            AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                              VALUE
                                                            SHARES           (NOTE 2)
                                                         -----------      --------------
TELECOMMUNICATIONS (CONT'D.)
    Corning, Inc.* .................................         531,500      $   12,856,985
    Telefonaktiebolaget LM Ericsson,
       ADR (Sweden)(a) .............................         335,000          11,068,400
                                                                          --------------
                                                                              51,332,769
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $892,446,423) ............................                         867,505,086
                                                                          --------------
SHORT-TERM INVESTMENT -- 18.2%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $160,383,148; includes
       $141,688,892 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) ....................................     160,383,148         160,383,148
                                                                          --------------
TOTAL INVESTMENTS -- 116.7%
    (cost $1,052,829,571; Note 6) ..................                       1,027,888,234
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (16.7)% ........................                        (147,443,461)
                                                                          --------------
NET ASSETS -- 100.0% ...............................                      $  880,444,773
                                                                          ==============

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $137,368,666; cash collateral of $141,688,892 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 16.1% of collateral received for
    securities on loan)                                            18.2%
Semiconductors                                                     12.2
Retail & Merchandising                                              9.7
Computer Services & Software                                        9.1
Internet Services                                                   8.1
Financial Services                                                  7.8
Telecommunications                                                  5.8
Advertising                                                         5.5
Healthcare Services                                                 5.4
Electronic Components & Equipment                                   5.1
Pharmaceuticals                                                     4.7
Medical Supplies & Equipment                                        4.1
Entertainment & Leisure                                             2.9
Manufacturing                                                       2.4
Oil & Gas                                                           2.2
Airlines                                                            1.9
Business Services                                                   1.6
Food                                                                1.5
Consumer Staples - Home Products                                    1.4
Electronics                                                         1.3
Media                                                               1.3
Aerospace                                                           1.0
Farming & Agriculture                                               1.0
Computers                                                           0.9
Software                                                            0.9
Broadcast & Cable/Satellite TV                                      0.7
                                                                  -----
                                                                  116.7
Liabilities in excess of other assets                             (16.7)
                                                                  -----
                                                                  100.0%
                                                                  =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B61

                       ------------------------
                       AST MFS GROWTH PORTFOLIO
                       ------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.8%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE & DEFENSE -- 2.6%
    Boeing Co. (The) ........................          27,500      $  2,252,525
    United Technologies Corp. ...............         149,560         9,485,095
                                                                   ------------
                                                                     11,737,620
                                                                   ------------
AGRICULTURAL OPERATIONS -- 0.8%
    Archer-Daniels-Midland Co. ..............          87,000         3,591,360
                                                                   ------------
BEVERAGES -- 1.2%
    Coca-Cola Co. ...........................          26,500         1,140,030
    PepsiCo, Inc. ...........................          75,220         4,516,209
                                                                   ------------
                                                                      5,656,239
                                                                   ------------
BIOTECHNOLOGY -- 0.5%
    Genentech, Inc.* ........................          29,200         2,388,560
                                                                   ------------
BUSINESS SERVICES -- 1.8%
    Amdocs Ltd.*(a) .........................         232,110         8,495,226
                                                                   ------------
CHEMICALS -- 0.3%
    Ecolab, Inc .............................          28,500         1,156,530
                                                                   ------------
CLOTHING & APPAREL -- 1.4%
    NIKE, Inc. (Class B Stock) ..............          78,850         6,386,850
                                                                   ------------
COAL -- 0.6%
    Consol Energy, Inc. .....................          58,700         2,742,464
                                                                   ------------
COMMERCIAL BANKS -- 1.2%
    UBS AG ..................................          49,332         5,407,131
                                                                   ------------
COMMERCIAL SERVICES -- 1.0%
    McKesson Corp. ..........................          50,600         2,392,368
    Moody's Corp. ...........................          42,700         2,325,442
                                                                   ------------
                                                                      4,717,810
                                                                   ------------
COMPUTER HARDWARE -- 2.9%
    Apple Computer, Inc.*(a) ................          38,120         2,177,414
    Hewlett-Packard Co. .....................         238,400         7,552,512
    Network Appliance, Inc.* ................          35,900         1,267,270
    Sandisk Corp. ...........................          42,600         2,171,748
                                                                   ------------
                                                                     13,168,944
                                                                   ------------
COMPUTER SERVICES -- 3.2%
    EMC Corp.* ..............................         289,070         3,171,098
    First Data Corp. ........................         254,600        11,467,184
                                                                   ------------
                                                                     14,638,282
                                                                   ------------
CONGLOMERATES -- 3.5%
    General Electric Co. ....................         400,140        13,188,614
    Textron, Inc. ...........................          32,500         2,995,850
                                                                   ------------
                                                                     16,184,464
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.3%
    Procter & Gamble Co. ....................         193,600        10,764,160
                                                                   ------------
COSMETICS & TOILETRIES -- 0.7%
    Colgate-Palmolive Co. ...................          51,500         3,084,850
                                                                   ------------
DISTRIBUTION/WHOLESALE -- 0.6%
    WW Grainger, Inc. .......................          37,000         2,783,510
                                                                   ------------
ELECTRONICS -- 1.1%
    Fisher Scientific
       International, Inc.*(a) ..............          71,400         5,215,770
                                                                   ------------
ENTERTAINMENT & LEISURE -- 2.6%
    International Game Technology
       Group, Inc. ..........................         129,300         4,905,642
    Las Vegas Sands Corp.(a) ................          91,300         7,108,618
                                                                   ------------
                                                                     12,014,260
                                                                   ------------
FARMING & AGRICULTURE -- 1.5%
    Monsanto Co. ............................          82,200         6,920,418
                                                                   ------------
FINANCIAL SERVICES -- 6.7%
    American Express Co. ....................         139,909         7,445,957
    Chicago Mercantile Exchange
       Holdings, Inc.(a) ....................          16,600         8,153,090
    Countrywide Financial Corp. .............          29,800         1,134,784
    Goldman Sachs Group, Inc.(a) ............          20,300         3,053,729
    JPMorgan Chase & Co. ....................          59,300         2,490,600
    Morgan Stanley Dean Witter & Co. ........          23,500         1,485,435
    SLM Corp. ...............................         134,090         7,096,043
                                                                   ------------
                                                                     30,859,638
                                                                   ------------
FOOD -- 1.8%
    Kellogg Co. .............................          49,500         2,397,285
    Nestle SA (Switzerland) .................          11,395         3,579,142
    Sysco Corp. .............................          74,600         2,279,776
                                                                   ------------
                                                                      8,256,203
                                                                   ------------
HEALTHCARE PRODUCTS -- 1.2%
    Henry Schein, Inc.*(a) ..................          62,000         2,897,260
    Stryker Corp. ...........................          26,400         1,111,704
    Zimmer Holdings, Inc.* ..................          25,000         1,418,000
                                                                   ------------
                                                                      5,426,964
                                                                   ------------
HOTELS & MOTELS -- 0.5%
    Harrah's Entertainment, Inc. ............          18,200         1,295,476
    Starwood Hotels & Resorts
       Worldwide, Inc. ......................          19,500         1,176,630
                                                                   ------------
                                                                      2,472,106
                                                                   ------------
INSURANCE -- 2.4%
    AFLAC, Inc. .............................          89,500         4,148,325
    Genworth Financial, Inc. ................          68,000         2,369,120
    WellPoint, Inc.* ........................          64,300         4,679,111
                                                                   ------------
                                                                     11,196,556
                                                                   ------------
INTERNET SERVICES -- 5.8%
    Akamai Technologies, Inc.* ..............          35,700         1,291,983
    Checkfree Corp.* ........................          49,100         2,433,396
    eBay, Inc.* .............................         100,600         2,946,574
    Google, Inc. (Class A Stock)* ...........          29,880        12,529,580
    Yahoo!, Inc.* ...........................         225,700         7,448,100
                                                                   ------------
                                                                     26,649,633
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B62

                      ------------------------------------
                      AST MFS GROWTH PORTFOLIO (CONTINUED)
                      ------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
MACHINERY & EQUIPMENT -- 1.6%
    Deere & Co. .............................          42,500      $  3,548,325
    Rockwell Automation, Inc. ...............          49,700         3,578,897
                                                                   ------------
                                                                      7,127,222
                                                                   ------------
MEDIA -- 0.5%
    McGraw-Hill Cos., Inc. ..................          46,700         2,345,741
                                                                   ------------
MEDICAL INFORMATION SYSTEM -- 0.6%
    IMS Health, Inc.(a) .....................          95,900         2,574,915
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 6.9%
    Advanced Medical Optics*(a) .............          95,040         4,818,528
    Amgen, Inc.* ............................         101,230         6,603,233
    DENTSPLY International, Inc. ............          37,100         2,248,260
    Genzyme Corp.* ..........................         172,280        10,517,694
    Medtronic, Inc.(a) ......................         159,590         7,487,963
                                                                   ------------
                                                                     31,675,678
                                                                   ------------
MISCELLANEOUS MANUFACTURING -- 0.9%
    Danaher Corp. ...........................          61,500         3,955,680
                                                                   ------------
MULTIMEDIA -- 1.5%
    News Corp. (Class A Stock) ..............         369,100         7,079,338
                                                                   ------------
NETWORK/HARDWARE -- 5.3%
    Cisco Systems, Inc.* ....................         689,260        13,461,248
    Corning, Inc.* ..........................         310,870         7,519,945
    Juniper Networks, Inc.* .................         102,400         1,637,376
    Qualcomm, Inc. ..........................          39,060         1,565,134
                                                                   ------------
                                                                     24,183,703
                                                                   ------------
OIL & GAS -- 3.4%
    EOG Resources, Inc. .....................          26,600         1,844,444
    GlobalSantaFe Corp.  ....................          21,810         1,259,528
    Schlumberger Ltd. .......................          29,800         1,940,278
    Transocean, Inc.
       (Cayman Islands)* ....................          61,300         4,923,616
    Weatherford International Ltd. ..........          88,000         4,366,560
    XTO Energy, Inc. ........................          27,000         1,195,290
                                                                   ------------
                                                                     15,529,716
                                                                   ------------
PHARMACEUTICALS -- 8.0%
    Allergan, Inc.(a) .......................          94,400        10,125,344
    Celgene Corp.*(a) .......................          98,100         4,652,883
    Eli Lilly & Co. .........................          86,040         4,755,431
    Johnson & Johnson  ......................         128,068         7,673,834
    Roche Holding AG (Switzerland) ..........          57,340         9,478,888
                                                                   ------------
                                                                     36,686,380
                                                                   ------------
RETAIL -- 0.5%
    Costco Wholesale, Inc. ..................          20,000         1,142,600
    Yum! Brands, Inc. .......................          22,600         1,136,102
                                                                   ------------
                                                                      2,278,702
                                                                   ------------
RETAIL & MERCHANDISING -- 6.5%
    Best Buy Co., Inc. ......................          45,300         2,484,252
    CVS Corp. ...............................         286,400         8,792,480
    Kohl's Corp.* ...........................          45,520         2,691,142
    Lowe's Cos., Inc.(a) ....................          55,050         3,339,884
    Staples, Inc. ...........................         256,800         6,245,376
    Target Corp. ............................         132,040         6,452,795
                                                                   ------------
                                                                     30,005,929
                                                                   ------------
SEMICONDUCTORS -- 3.0%
    Intel Corp. .............................         406,800         7,708,860
    Linear Technology Corp.(a) ..............          98,000         3,282,020
    Marvell Technology Group
       Ltd. (Bermuda)* ......................          40,000         1,773,200
    Texas Instruments, Inc. .................          30,800           932,932
                                                                   ------------
                                                                     13,697,012
                                                                   ------------
SOFTWARE -- 6.8%
    Adobe Systems, Inc. .....................        317,800          9,648,408
    Electronic Arts, Inc.*(a) ...............        157,660          6,785,686
    Microsoft Corp. .........................        367,870          8,571,371
    Oracle Corp.*(a) ........................        424,020          6,144,050
                                                                   ------------
                                                                     31,149,515
                                                                   ------------
TELECOMMUNICATIONS -- 1.4%
    America Movil SA de CV
       (Class L Stock), ADR (Mexico) ........        194,360          6,464,414
                                                                   ------------
TRANSPORTATION -- 2.7%
    Burlington North Santa Fe Corp. .........         75,700          5,999,225
    CSX Corp. ...............................         54,700          3,853,068
    FedEx Corp. .............................         22,480          2,627,013
                                                                   ------------
                                                                     12,479,306
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $446,629,773) .....................                       449,148,799
                                                                   ------------
SHORT-TERM INVESTMENTS -- 13.9%

AFFILIATED MONEY MARKET
MUTUAL FUND -- 12.3%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $56,248,978; includes
       $56,248,538 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      56,248,978        56,248,978
                                                                   ------------

                                                    PRINCIPAL
INTEREST            MATURITY                         AMOUNT
  RATE                DATE                            (000)
--------            --------                        ---------
COMMERCIAL PAPER -- 1.6%
Yorktown Capital
    (cost $7,501,000)
    5.27%            07/03/06                          $7,501         7,501,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $63,749,978) ......................                        63,749,978
                                                                   ------------
TOTAL INVESTMENTS -- 111.7%
    (cost $510,379,751; Note 6) .............                       512,898,777

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B63

                      ------------------------------------
                      AST MFS GROWTH PORTFOLIO (CONTINUED)
                      ------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                                     (NOTE 2)
                                                                   ------------
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (11.7)% ..................                     $(53,551,080)
                                                                   ------------
NET ASSETS -- 100.0% .........................                     $459,347,697
                                                                   ============

ADR    American Depositary Receipt

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $54,907,182; cash collateral of $56,248,538 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The indusrty classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 was as follows:

Affiliated Money Market Mutual Fund
    (including 12.2% of collateral received for
    securities on loan)                                                 12.3%
Pharmaceuticals                                                          8.0
Medical Supplies & Equipment                                             6.9
Software                                                                 6.8
Financial Services                                                       6.7
Retail & Merchandising                                                   6.5
Internet Services                                                        5.8
Network/Hardware                                                         5.3
Conglomerates                                                            3.5
Oil & Gas                                                                3.4
Computer Services                                                        3.2
Semiconductors                                                           3.0
Computer Hardware                                                        2.9
Transportation                                                           2.7
Aerospace & Defense                                                      2.6
Entertainment & Leisure                                                  2.6
Insurance                                                                2.4
Consumer Products & Services                                             2.3
Business Services                                                        1.8
Food                                                                     1.8
Machinery & Equipment                                                    1.6
Farming & Agriculture                                                    1.5
Multimedia                                                               1.5
Clothing & Apparel                                                       1.4
Telecommunications                                                       1.4
Beverages                                                                1.2
Commercial Banks                                                         1.2
Healthcare Products                                                      1.2
Electronics                                                              1.1
Commercial Services                                                      1.0
Miscellaneous Manufacturing                                              0.9
Agricultural Operations                                                  0.8
Cosmetics & Toiletries                                                   0.7
Coal                                                                     0.6
Distribution/Wholesale                                                   0.6
Medical Information System                                               0.6
Biotechnology                                                            0.5
Hotels & Motels                                                          0.5
Media                                                                    0.5
Retail                                                                   0.5
Chemicals                                                                0.3
Short-Term Investments                                                   1.6
                                                                       -----
                                                                       111.7
Liabilities in excess of other assets                                  (11.7)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B64

                      ------------------------------------
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                      ------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.6%

COMMON STOCKS

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
AEROSPACE -- 5.0%
    General Dynamics Corp. ..................       1,203,120    $   78,756,235
    Lockheed Martin Corp. ...................         583,472        41,858,281
    United Technologies Corp. ...............         858,930        54,473,341
                                                                 --------------
                                                                    175,087,857
                                                                 --------------
AUTOMOBILE MANUFACTURERS -- 2.4%
    Toyota Motor Corp., ADR (Japan) .........         804,268        84,118,390
                                                                 --------------
BANKS -- 0.9%
    Wells Fargo & Co. .......................         447,365        30,009,244
                                                                 --------------
CONSTRUCTION -- 2.2%
    KB Home .................................         778,564        35,697,160
    Lennar Corp. (Class A Stock)(a) .........         698,714        31,001,940
    Toll Brothers, Inc.* ....................         372,360         9,521,245
                                                                 --------------
                                                                     76,220,345
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 3.2%
    Procter & Gamble Co. ....................       2,014,513       112,006,923
                                                                 --------------
ENTERTAINMENT & LEISURE -- 5.0%
    Las Vegas Sands Corp.(a) ................         966,546        75,255,271
    Station Casinos, Inc. ...................         190,776        12,988,030
    Wynn Resorts Ltd.*(a) ...................       1,185,639        86,907,339
                                                                 --------------
                                                                    175,150,640
                                                                 --------------
FARMING & AGRICULTURE -- 0.3%
    Monsanto Co. ............................         134,427        11,317,409
                                                                 --------------
FINANCIAL - BANK & TRUST -- 3.7%
    UBS AG ADR (Switzerland)(a) .............       1,189,788       130,519,744
                                                                 --------------
FINANCIAL SERVICES -- 9.9%
    Chicago Mercantile Exchange
       Holdings, Inc.(a) ....................         141,810        69,649,981
    Goldman Sachs Group, Inc. ...............         752,316       113,170,896
    Lehman Brothers Holdings, Inc. ..........       1,524,484        99,320,133
    SLM Corp.(a)  ...........................       1,212,075        64,143,009
                                                                 --------------
                                                                    346,284,019
                                                                 --------------
FOOD -- 1.8%
    Archer-Daniels-Midland Co. ..............       1,503,839        62,078,474
                                                                 --------------
HEALTHCARE SERVICES -- 5.6%
    Quest Diagnostics, Inc. .................         316,375        18,957,190
    UnitedHealth Group, Inc.  ...............       3,970,832       177,813,857
                                                                 --------------
                                                                    196,771,047
                                                                 --------------
HOTELS & MOTELS -- 3.1%
    Four Seasons Hotels, Inc.
         (Canada)  ..........................         545,714        33,528,668
    MGM Mirage*(a) ..........................       1,807,351        73,739,921
                                                                 --------------
                                                                    107,268,589
                                                                 --------------
INDUSTRIAL GASES -- 0.2%
    Air Products & Chemicals, Inc. ..........          87,211         5,574,527
                                                                 --------------
INSURANCE -- 1.4%
    Genworth Financial, Inc.
       (Class A Stock) .....................         550,884         19,192,798
    Progressive Corp. .......................       1,154,980        29,694,536
                                                                 --------------
                                                                     48,887,334
                                                                 --------------
MACHINERY & EQUIPMENT -- 4.2%
    Caterpillar, Inc.*  .....................       1,392,712       103,729,190
    Deere & Co.  ............................         538,409        44,951,767
                                                                 --------------
                                                                    148,680,957
                                                                 --------------
MEDIA -- 2.7%
    Comcast Corp.(a) ........................       2,851,778        93,367,212
                                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.1%
    Genzyme Corp.* ..........................         621,792        37,960,402
                                                                 --------------
METALS & MINING -- 2.4%
    Companhia Vale Do Rio Doce,
       ADR (Brazil)(a) ......................       1,306,914        31,418,213
    Peabody Energy Corp. ....................         926,218        51,636,653
                                                                 --------------
                                                                     83,054,866
                                                                 --------------
OIL & GAS -- 4.5%
    Halliburton Co.(a) ......................       1,100,480        81,666,621
    Schlumberger Ltd.(a)  ...................       1,185,445        77,184,324
                                                                 --------------
                                                                    158,850,945
                                                                 --------------
PHARMACEUTICALS -- 6.7%
    Amylin Pharmaceuticals, Inc.*(a) ........       1,151,335        56,841,409
    Genentech, Inc.*(a) .....................       2,199,363       179,907,893
                                                                 --------------
                                                                    236,749,302
                                                                 --------------
RAILROADS -- 5.8%
    Burlington North Santa Fe Corp.  ........       1,517,732       120,280,261
    Union Pacific Corp. .....................         913,436        84,913,011
                                                                 --------------
                                                                    205,193,272
                                                                 --------------
REAL ESTATE OPERATING COMPANIES -- 1.0%
    CB Richard Ellis Group, Inc.* ...........         497,988        12,399,901
    Saint Joe Co. (The)(a)  .................         469,099        21,831,868
                                                                 --------------
                                                                     34,231,769
                                                                 --------------
RESTAURANTS -- 3.4%
    Starbucks Corp.*(a) .....................       1,442,220        54,458,227
    Yum! Brands, Inc. .......................       1,319,663        66,339,459
                                                                 --------------
                                                                    120,797,686
                                                                 --------------
RETAIL & MERCHANDISING -- 7.0%
    Home Depot, Inc. ........................       1,046,749        37,463,147
    Lowe's Cos., Inc.(a) ....................       1,751,648       106,272,484
    Target Corp.  ...........................       1,166,698        57,016,531
    Wal-Mart Stores, Inc. ...................         461,435        22,227,324
    Walgreen Co. ............................         532,627        23,882,995
                                                                 --------------
                                                                    246,862,481
                                                                 --------------
SEMICONDUCTORS -- 1.3%
    Texas Instruments, Inc. .................       1,542,112        46,710,572
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B65

                ------------------------------------------------
                AST MARSICO CAPITAL GROWTH PORTFOLIO (CONTINUED)
                ------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                    ---------    --------------
TELECOMMUNICATIONS -- 6.1%
    America Movil SA de
       CV, ADR, (Mexico) ....................       1,354,899    $   45,063,941
    Cisco Systems, Inc.* ....................       1,684,505        32,898,383
    Motorola, Inc. ..........................       2,965,037        59,745,495
    Qualcomm, Inc. ..........................       1,938,823        77,688,637
                                                                 --------------
                                                                    215,396,456
                                                                 --------------
Transportation -- 3.7%
    FedEx Corp. .............................       1,121,038       131,004,501
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $2,729,887,032) ...................                     3,320,154,963
                                                                 --------------

SHORT-TERM INVESTMENT -- 14.6%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $511,335,152; includes
       $446,136,268 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................     511,335,152       511,335,152
                                                                 --------------
TOTAL INVESTMENTS -- 109.2%
    (cost $3,241,222,184; Note 6) ...........                     3,831,490,115
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (9.2)% ...................                     (321,429,871)
                                                                 --------------
NET ASSETS -- 100.0% .........................                   $3,510,060,244
                                                                 ==============

The following abbreviations are used in portfolio descriptions:
ADR    American Depositary Receipt

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $433,609,735; cash collateral of $446,136,268 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 12.7% of collateral received for
    securities on loan)                                                 14.6%
Financial Services                                                       9.9
Retail & Merchandising                                                   7.0
Pharmaceuticals                                                          6.7
Telecommunications                                                       6.1
Railroads                                                                5.8
Healthcare Services                                                      5.6
Aerospace                                                                5.0
Entertainment & Leisure                                                  5.0
Oil & Gas                                                                4.5
Machinery & Equipment                                                    4.2
Financial - Bank & Trust                                                 3.7
Transportation                                                           3.7
Restaurants                                                              3.4
Consumer Products & Services                                             3.2
Hotels & Motels                                                          3.1
Media                                                                    2.7
Automobile Manufacturers                                                 2.4
Metals & Mining                                                          2.4
Construction                                                             2.2
Food                                                                     1.8
Insurance                                                                1.4
Semiconductors                                                           1.3
Medical Supplies & Equipment                                             1.1
Real Estate Operating Companies                                          1.0
Banks                                                                    0.9
Farming & Agriculture                                                    0.3
Industrial Gases                                                         0.2
                                                                       -----
                                                                       109.2
Liabilities in excess of other assets                                   (9.2)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B66

                 -----------------------------------------------
                 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.9%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE -- 1.4%
    United Technologies Corp. ...............         145,700      $  9,240,294
                                                                   ------------
BEVERAGES -- 4.1%
    PepsiCo, Inc. ...........................         447,200        26,849,888
                                                                   ------------
BIOTECHNOLOGY -- 3.8%
    Amgen, Inc.* ............................         191,000        12,458,930
    MedImmune, Inc.* ........................         453,900        12,300,690
                                                                   ------------
                                                                     24,759,620
                                                                   ------------
BROADCAST & CABLE/SATELLITE TV -- 1.4%
    Univision Communications, Inc.
       (Class A Stock)*(a)  .................         282,900         9,477,150
                                                                   ------------
BROADCASTING -- 1.9%
    XM Satellite Radio Holdings, Inc.
       (Class A Stock)  .....................         847,040        12,409,136
                                                                   ------------
COMMERCIAL SERVICES -- 5.7%
    McGraw-Hill Cos., Inc. ..................         747,674        37,555,665
                                                                   ------------
COMPUTER HARDWARE -- 0.8%
    EMC Corp.* ..............................         481,694         5,284,183
                                                                   ------------
COMPUTER SERVICES -- 5.5%
    First Data Corp. ........................         800,800        36,068,032
                                                                   ------------
COMPUTER SOFTWARE -- 5.7%
    Electronic Arts, Inc.*(a) ...............         400,640        17,243,546
    Microsoft Corp. .........................         864,974        20,153,894
                                                                   ------------
                                                                     37,397,440
                                                                   ------------
FINANCIALS -- 2.7%
    Charles Schwab Corp. ....................       1,116,600        17,843,268
                                                                   ------------
FOODS -- 1.2%
    Wrigley, (Wm., Jr.) Co.* ................         128,276         5,818,600
    Wrigley, (Wm., Jr.) Co.,
       (Class B Stock) ......................          44,689         2,040,276
                                                                   ------------
                                                                      7,858,876
                                                                   ------------
GAMING/LODGING -- 5.9%
    Cendant Corp.  ..........................         919,735        14,982,483
    Harrah's Entertainment, Inc.(a) .........         334,953        23,841,955
                                                                   ------------
                                                                     38,824,438
                                                                   ------------
INTERNET & ONLINE -- 5.8%
    Google, Inc. (Class A Stock)* ...........          46,020        19,297,566
    Yahoo!, Inc.*(a) ........................         557,150        18,385,950
                                                                   ------------
                                                                     37,683,516
                                                                   ------------
MEDICAL PRODUCTS -- 1.4%
    St. Jude Medical, Inc.* .................         273,028         8,851,568
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.9%
    Medtronic, Inc.(a) ......................         228,820        10,736,234
    Stryker Corp. ...........................         347,951        14,652,217
                                                                   ------------
                                                                     25,388,451
                                                                   ------------
MOVIES & ENTERTAINMENT -- 3.2%
    Time Warner, Inc.* ......................         374,564         6,479,957
    Viacom, Inc. (Class B Stock)*(a) ........         407,820        14,616,269
                                                                   ------------
                                                                     21,096,226
                                                                   ------------
NETWORKING/TELECOM EQUIPMENT -- 4.6%
    Cisco Systems, Inc.* ....................         652,560        12,744,497
    Research in Motion Ltd.* ................         250,400        17,470,408
                                                                   ------------
                                                                     30,214,905
                                                                   ------------
OIL & GAS -- 4.0%
    Suncor Energy, Inc. .....................         321,880        26,075,499
                                                                   ------------
OIL WELL SERVICES & EQUIPMENT -- 8.1%
    Baker Hughes, Inc. ......................         288,580        23,620,273
    Schlumberger Ltd. .......................         455,250        29,641,327
                                                                   ------------
                                                                     53,261,600
                                                                   ------------
PHARMACY BENEFIT MANAGER -- 3.0%
    Caremark Rx, Inc.* .......................        392,618        19,579,860
                                                                   ------------
RETAILING -- 4.4%
    Lowe's Cos., Inc.(a) .....................        223,000        13,529,410
    Target Corp.  ............................        316,270        15,456,115
                                                                   ------------
                                                                     28,985,525
                                                                   ------------
SEMICONDUCTORS -- 5.5%
    Linear Technology Corp.(a) ..............         462,340        15,483,767
    Qualcomm, Inc. ..........................         510,280        20,446,919
                                                                   ------------
                                                                     35,930,686
                                                                   ------------
SPECIALTY FINANCE -- 8.4%
    American Express Co. ....................         259,880        13,830,814
    Freddie Mac  ............................         718,847        40,981,467
                                                                   ------------
                                                                     54,812,281
                                                                   ------------
TELECOMMUNICATIONS -- 5.5%
    American Tower Corp.,
       (Class A Stock)(a) ...................         658,400        20,489,408
    Crown Castle International
       Corp.*(a) ............................         445,000        15,370,300
                                                                   ------------
                                                                     35,859,708
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $580,257,090) ....................                       641,307,815
                                                                   ------------
SHORT-TERM INVESTMENT -- 15.0%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $98,337,751; includes
       $95,566,103 of cash collateral
       for securities on loan) (Note 4) .....      98,337,751        98,337,751
                                                                   ------------
TOTAL INVESTMENTS -- 112.9%
    (cost $678,594,841; Note 6) .............                       739,645,566
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (12.9)% .................                       (84,358,704)
                                                                   ------------
NET ASSETS -- 100.0% ........................                      $655,286,862
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B67

           -----------------------------------------------------------
           AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO (CONTINUED)
           -----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $92,342,608; cash collateral of $95,566,103 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 14.6% of collateral received for
    securities on loan)                                                 15.0%
Specialty Finance                                                        8.4
Oil Well Services & Equipment                                            8.1
Gaming/Lodging                                                           5.9
Internet & Online                                                        5.8
Commercial Services                                                      5.7
Computer Software                                                        5.7
Computer Services                                                        5.5
Semiconductors                                                           5.5
Telecommunications                                                       5.5
Networking/Telecom Equipment                                             4.6
Retailing                                                                4.4
Beverages                                                                4.1
Oil & Gas                                                                4.0
Medical Supplies & Equipment                                             3.9
Biotechnology                                                            3.8
Movies & Entertainment                                                   3.2
Pharmacy Benefit Manager                                                 3.0
Financials                                                               2.7
Broadcasting                                                             1.9
Aerospace                                                                1.4
Broadcast & Cable/Satellite TV                                           1.4
Medical Products                                                         1.4
Foods                                                                    1.2
Computer Hardware                                                        0.8
                                                                       -----
                                                                       112.9
Liabilities in excess of other assets                                  (12.9)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B68

                       ----------------------------------
                       AST DeAM LARGE-CAP VALUE PORTFOLIO
                       ----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.0%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE -- 2.7%
    Northrop Grumman Corp. ..................          32,900      $  2,107,574
    Raytheon Co. ............................          77,200         3,440,804
                                                                   ------------
                                                                      5,548,378
                                                                   ------------
AUTOMOTIVE PARTS -- 1.0%
    TRW Automotive Holdings Corp.* ..........          74,100         2,021,448
                                                                   ------------
BANKS -- 0.1%
    City National Corp. .....................           2,800           182,252
                                                                   ------------
BEVERAGES -- 1.6%
    Pepsi Bottling Group, Inc. ..............         103,100         3,314,665
                                                                   ------------
BROADCASTING & CABLE -- 3.0%
    Clear Channel
       Communications, Inc. .................          14,900           461,155
    Comcast Corp. (Class A Stock) ...........          94,900         3,107,026
    Liberty Global, Inc.
       (Class A Stock)* .....................         118,800         2,554,200
                                                                   ------------
                                                                      6,122,381
                                                                   ------------
BUILDING PRODUCTS - AIR & HEATING -- 0.5%
    Lennox International, Inc. ..............          39,200         1,038,016
                                                                   ------------
COMPUTER HARDWARE -- 1.4%
    Hewlett-Packard Co. .....................          89,700         2,841,696
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.3%
    Computer Sciences Corp.* ................          13,200           639,408
                                                                   ------------
CONGLOMERATES -- 1.0%
    Altria Group, Inc. ......................          27,600         2,026,668
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.8%
    Colgate-Palmolive Co. ...................          47,900         2,869,210
    Hasbro, Inc. ............................         135,300         2,450,283
    Loews Corp.- Carolina Group .............          18,500           950,345
    Procter & Gamble Co. ....................          13,700           761,720
    Whirlpool Corp. .........................          10,300           851,295
                                                                   ------------
                                                                      7,882,853
                                                                   ------------
DIVERSIFIED OPERATIONS
    Thornburg Mortgage Asset Corp. ..........           3,400            94,758
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    General Electric Co. ....................          69,200         2,280,832
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.2%
    Walt Disney Co. .........................          16,000           480,000
                                                                   ------------
FINANCIAL - BANK & TRUST -- 8.7%
    Bank of America Corp. ...................         139,500         6,709,950
    Bank of New York Co., Inc. (The) ........          37,200         1,197,840
    BB&T Corp.* .............................          11,800           490,762
    U.S. Bancorp ............................          98,000         3,026,240
    Wells Fargo & Co. .......................          96,600         6,479,928
    Zions Bancorp ...........................             300            23,382
                                                                   ------------
                                                                     17,928,102
                                                                   ------------
FINANCIAL SERVICES -- 13.6%
    Bear Stearns Cos., Inc.(a) ..............          15,100         2,115,208
    CIT Group, Inc. .........................          35,100         1,835,379
    Citigroup, Inc. .........................         120,575         5,816,538
    Fannie Mae ..............................          18,500           889,850
    Goldman Sachs Group, Inc. ...............          21,300         3,204,159
    J.P. Morgan Chase & Co. .................          31,684         1,330,728
    KeyCorp .................................          98,200         3,503,776
    Lehman Brothers Holdings, Inc. ..........          31,600         2,058,740
    Merrill Lynch & Co., Inc. ...............          65,300         4,542,268
    PNC Financial Services Group, Inc. ......          40,100         2,813,817
                                                                   ------------
                                                                     28,110,463
                                                                   ------------
FOOD -- 2.2%
    General Mills, Inc. .....................          31,500         1,627,290
    Kroger Co. (The)* .......................          10,700           233,902
    Safeway, Inc.* ..........................         100,100         2,602,600
                                                                   ------------
                                                                      4,463,792
                                                                   ------------
HOUSEHOLD PRODUCTS -- 0.3%
    Kimberly-Clark Corp. ....................           9,100           561,470
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 1.1%
    Teleflex, Inc. ..........................          42,700         2,306,654
                                                                   ------------
INSURANCE -- 6.7%
    Alleghany Corp.* ........................             844           233,248
    American Financial Group, Inc. ..........          62,900         2,698,410
    American International Group, Inc. ......           8,400           496,020
    Berkley, (W.R.) Corp. ...................          80,287         2,740,195
    Genworth Financial, Inc.
       (Class A Stock) ......................          36,100         1,257,724
    HCC Insurance Holdings, Inc.* ...........          75,800         2,231,552
    MetLife, Inc.(a) ........................          70,300         3,600,063
    Radian Group, Inc. ......................           8,700           537,486
                                                                   ------------
                                                                     13,794,698
                                                                   ------------
MACHINERY & EQUIPMENT -- 0.4%
    Cummins, Inc. ...........................           7,500           916,875
                                                                   ------------
MEDICAL EQUIPMENT & DEVICES -- 0.7%
    Applera Corp.- Applied
       Biosystems Group .....................          47,300         1,530,155
                                                                   ------------
MEDICAL PRODUCTS & SERVICES -- 1.2%
    AmerisourceBergen Corp.(a) ..............          61,600         2,582,272
                                                                   ------------
METALS & MINING -- 3.6%
    Freeport-McMoRan Copper &
       Gold, Inc. (Class B Stock) ...........          34,500         1,911,645
    Nucor Corp. .............................          40,800         2,213,400
    Phelps Dodge Corp.(a) ...................          27,900         2,292,264
    Reliance Steel & Aluminum Co. ...........           4,800           398,160
    United States Steel Corp. ...............           9,500           666,140
                                                                   ------------
                                                                      7,481,609
                                                                   ------------
OIL & GAS -- 14.4%
    Anadarko Petroleum Corp. ................          63,200         3,014,008
    Apache Corp. ............................          41,700         2,846,025
    ChevronTexaco Corp. .....................          64,800         4,021,488
    ConocoPhillips ..........................          18,000         1,179,540
    Devon Energy Corp. ......................          32,500         1,963,325

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B69

            ----------------------------------------------
            AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
            ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
OIL & GAS (CONT'D.)
    Exxon Mobil Corp. .......................         175,400      $ 10,760,790
    Marathon Oil Corp. ......................          16,700         1,391,110
    Sunoco, Inc. ............................          21,200         1,468,948
    Valero Energy Corp. .....................          44,700         2,973,444
                                                                   ------------
                                                                     29,618,678
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.2%
    Rayonier, Inc. ..........................          10,050           380,996
                                                                   ------------
PHARMACEUTICALS -- 5.8%
    McKesson Corp. ..........................          49,200         2,326,176
    Merck & Co., Inc. .......................          53,500         1,949,005
    Pfizer, Inc. ............................         332,200         7,796,734
                                                                   ------------
                                                                     12,071,915
                                                                   ------------
RAILROADS -- 0.8%
    Union Pacific Corp. .....................          18,600         1,729,056
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 2.8%
    Apartment Investment &
       Management Co.
       (Class A Stock)(a) ...................           9,800           425,810
    Camden Property Trust ...................             600            44,130
    Equity Office Properties Trust(a) .......          21,900           799,569
    Equity Residential Properties Trust .....          17,700           791,721
    Federal Realty Investment Trust .........           2,800           196,000
    Kimco Realty Corp. ......................           8,400           306,516
    Mack-Cali Realty Corp. ..................           4,700           215,824
    Pan Pacific Retail Properties, Inc. .....           4,700           326,039
    ProLogis ................................          15,100           787,012
    Public Storage, Inc. ....................           6,600           500,940
    Regency Centers Corp. ...................           1,600            99,440
    Simon Property Group, Inc. ..............           5,500           456,170
    Vornado Realty Trust ....................           7,800           760,890
                                                                   ------------
                                                                      5,710,061
                                                                   ------------
RESTAURANTS -- 1.5%
    McDonald's Corp. ........................          93,700         3,148,320
                                                                   ------------
RETAIL & MERCHANDISING -- 1.1%
    Barnes & Noble, Inc.* ...................          61,000         2,226,500
                                                                   ------------
SEMICONDUCTORS -- 1.4%
    Freescale Semiconductor, Inc.
       (Class B Stock) ......................          60,100         1,766,940
    Micron Technology, Inc. .................          71,600         1,078,296
                                                                   ------------
                                                                      2,845,236
                                                                   ------------
TELECOMMUNICATIONS -- 5.4%
    ALLTEL Corp. ............................          15,600           995,748
    AT&T, Inc. ..............................          85,700         2,390,173
    Citizens Communications Co. .............          89,600         1,169,280
    Telephone & Data Systems, Inc. ..........          17,700           732,780
    Verizon Communications, Inc. ............         176,300         5,904,287
                                                                   ------------
                                                                     11,192,268
                                                                   ------------
TRANSPORTATION -- 1.3%
    Ryder System, Inc. ......................          44,400         2,594,292
                                                                   ------------

UTILITIES -- 5.1%
    American Electric Power Co., Inc. .......          23,700           811,725
    Edison International* ...................          63,300         2,468,700
    FirstEnergy Corp. .......................          61,400         3,328,494
    PPL Corp. ...............................           8,700           281,010
    Sempra Energy* ..........................          78,500         3,570,180
                                                                   ------------
                                                                     10,460,109
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $184,610,778) .....................                       196,126,876
                                                                   ------------

                                                    PRINCIPAL
INTEREST             MATURITY        MOODY'S          AMOUNT
  RATE                 DATE          RATING            (000)
--------             --------       --------        ---------
CORPORATE BONDS
RETAIL & MERCHANDISING
Ames Department
    Stores, Inc.,
    Sr. Notes
    (cost $12,750)
    (g)(i) 10.00%     04/15/06         NR                 $40                 4
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $184,623,528) .....................                       196,126,880
                                                                   ------------
SHORT-TERM INVESTMENTS -- 9.8%

                                                      SHARES
                                                     --------
AFFILIATED MONEY MARKET MUTUAL FUND -- 9.4%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $19,302,529; includes
       $9,548,174 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      19,302,529        19,302,529
                                                                   ------------

                                                    PRINCIPAL
INTEREST              MATURITY                       AMOUNT
  RATE                  DATE                         (000)
--------              --------                     ---------
U.S. TREASURY OBLIGATIONS -- 0.4%
U.S. Treasury
    Bills(k)(n) 4.59%
    (cost $798,269)   07/20/06                          $800           798,269
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $20,100,795) ......................                        20,100,798
                                                                   ------------
TOTAL INVESTMENTS -- 104.8%
    (cost $204,724,323; Note 6) .............                       216,227,678
LIABILITIES IN EXCESS OF OTHER
    ASSETS(u) -- (4.8)% ......................                       (9,844,208)
                                                                   ------------
NET ASSETS -- 100.0% .........................                     $206,383,470
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B70

            ----------------------------------------------
            AST DeAM LARGE-CAP VALUE PORTFOLIO (CONTINUED)
            ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

NR     Not Rated by Moodys or Standard & Poor's

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $9,322,544; cash collateral of $9,548,174 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)    Indicates a security that has been deemed illiquid.

(i) Represents issuer in default on interest payments. Non-income producing security.

(k)    Securities segregated as collateral for futures contracts.

(n)    Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

 NUMBER                                  VALUE AT      VALUE AT
   OF                    EXPIRATION       TRADE        JUNE 30,      UNREALIZED
CONTRACTS      TYPE        MONTH           DATE          2006       APPRECIATION
---------     ------     ----------      --------      --------     ------------
LONG POSITIONS:
    24         S&P
               500        Sep 06        $7,564,213    $7,676,400        $112,187
                                                                        --------

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Oil & Gas                                                               14.4%
Financial Services                                                      13.6
Affiliated Money Market Mutual Fund (including
   4.6% of collateral received for securities on loan)                   9.4
Financial - Bank & Trust                                                 8.7
Insurance                                                                6.7
Pharmaceuticals                                                          5.8
Telecommunications                                                       5.4
Utilities                                                                5.1
Consumer Products & Services                                             3.8
Metals & Mining                                                          3.6
Broadcasting & Cable                                                     3.0
Real Estate Investment Trust                                             2.8
Aerospace                                                                2.7
Food                                                                     2.2
Beverages                                                                1.6
Restaurants                                                              1.5
Computer Hardware                                                        1.4
Semiconductors                                                           1.4
Transportation                                                           1.3
Medical Products & Services                                              1.2
Electronic Components & Equipment                                        1.1
Industrial Conglomerates                                                 1.1
Retail & Merchandising                                                   1.1
Automotive Parts                                                         1.0
Conglomerates                                                            1.0
Railroads                                                                0.8
Medical Equipment & Devices                                              0.7
Building Products - Air & Heating                                        0.5
Machinery & Equipment                                                    0.4
Computer Services & Software                                             0.3
Household Products                                                       0.3
Entertainment & Leisure                                                  0.2
Paper & Forest Products                                                  0.2
Banks                                                                    0.1
Diversified Operations                                                   --*
Retail & Merchandising                                                   --*
Short-Term Investments                                                   0.4
                                                                       -----
                                                                       104.8
Liabilities in excess of other assets                                   (4.8)
                                                                       -----
                                                                       100.0%
                                                                       =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B71

                          -----------------------------
                          AST LARGE-CAP VALUE PORTFOLIO
                          -----------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.0%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------    --------------
AEROSPACE & DEFENSE -- 1.7%
    Goodrich Corp. ..........................          20,600    $      829,974
    Lockheed Martin Corp. ...................         120,600         8,651,844
    Northrop Grumman Corp. ..................         110,900         7,104,254
    Raytheon Co. ............................         179,550         8,002,544
                                                                 --------------
                                                                     24,588,616
                                                                 --------------
APPAREL MANUFACTURERS -- 0.1%
    Coach, Inc.* ............................          68,100         2,036,190
                                                                 --------------
AUTO COMPONENTS -- 1.0%
    Johnson Controls, Inc. ..................          82,200         6,758,484
    Magna International, Inc.
       (Class A Stock) ......................          39,550         2,846,414
    Paccar, Inc. ............................          54,500         4,489,710
                                                                 --------------
                                                                     14,094,608
                                                                 --------------
BEVERAGES -- 0.8%
    Coca-Cola Co. ...........................         171,700         7,386,534
    Coca-Cola Enterprises, Inc.(a) ..........         229,400         4,672,878
                                                                 --------------
                                                                     12,059,412
                                                                 --------------
BIOTECHNOLOGY -- 0.2%
    Amgen, Inc.* ............................          43,300         2,824,459
                                                                 --------------
BROADCAST & CABLE/SATELLITE TV
    Clear Channel Communications, Inc.                  9,500           294,025
                                                                 --------------
BUILDING & CONSTRUCTION -- 0.4%
    Centex Corp.(a) .........................          87,000         4,376,100
    D.R. Horton, Inc. .......................           5,000           119,100
    Toll Brothers, Inc.* ....................          66,800         1,708,076
                                                                 --------------
                                                                      6,203,276
                                                                 --------------
CAPITAL MARKETS
    Franklin Resources, Inc. ................           7,700           668,437
                                                                 --------------
CHEMICALS -- 1.6%
    Air Products & Chemicals, Inc. ..........          70,200         4,487,184
    Dow Chemical Co. ........................         104,300         4,070,829
    Eastman Chemical Co.(a) .................         163,200         8,812,800
    PPG Industries, Inc. ....................           1,300            85,800
    Praxair, Inc. ...........................          66,500         3,591,000
    Rohm & Haas Co. .........................          58,100         2,911,972
                                                                 --------------
                                                                     23,959,585
                                                                 --------------
COMMERCIAL BANKS -- 1.7%
    BB & T Corp. ............................          21,600           898,344
    First Horizon National Corp. ............          63,800         2,564,760
    KeyCorp .................................         240,950         8,597,096
    Marshall & Ilsley Corp. .................         106,600         4,875,884
    North Fork Bancorp, Inc. ................          61,600         1,858,472
    Regions Financial Corp. .................         103,200         3,417,984
    UnionBanCal Corp. .......................          45,100         2,913,009
                                                                 --------------
                                                                     25,125,549
                                                                 --------------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
    Cendant Corp. ...........................         411,900         6,709,851
    PHH Corp. ...............................           8,200           225,828
    Waste Management, Inc. ..................         120,950         4,339,686
                                                                 --------------
                                                                     11,275,365
                                                                 --------------
COMPUTER NETWORKING
    Network Appliance, Inc.* ................             200             7,060
                                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 1.3%
    Altera Corp.* ...........................          27,700           486,135
    CA, Inc.(a) .............................         683,500        14,045,925
    Hewlett-Packard Co. .....................          61,900         1,960,992
    Oracle Corp.*(a) ........................         127,400         1,846,026
                                                                 --------------
                                                                     18,339,078
                                                                 --------------
COMPUTERS & PERIPHERALS -- 0.1%
    Sun Microsystems, Inc. ..................         453,600         1,882,440
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 1.7%
    Kimberly-Clark Corp. ....................           4,200           259,140
    Unilever PLC, ADR
       (United Kingdom)(a) ..................         267,470         6,028,774
    UST, Inc. ...............................         415,800        18,790,002
                                                                 --------------
                                                                     25,077,916
                                                                 --------------
CONTAINERS & PACKAGING
    Smurfit-Stone Container Corp.* ..........          23,900           261,466
                                                                 --------------
COSMETICS & TOILETRIES -- 0.8%
    Procter & Gamble Co. ....................         208,700        11,603,720
                                                                 --------------
DIVERSIFIED FINANCIAL SERVICES -- 13.9%
    Bank of America Corp. ...................       1,003,709        48,278,403
    Capital One Financial Corp.(a) ..........           5,500           469,975
    CIT Group, Inc. .........................         136,400         7,132,356
    Citigroup, Inc. .........................         768,500        37,072,440
    Compass Banshares, Inc. .................           7,800           433,680
    E*Trade Financial Corp.* ................          52,500         1,198,050
    Fannie Mae(a) ...........................         402,600        19,365,060
    Goldman Sachs Group, Inc.(a) ............          38,500         5,791,555
    JPMorgan Chase & Co. ....................         227,500         9,555,000
    Merrill Lynch & Co., Inc. ...............          58,700         4,083,172
    Morgan Stanley Dean
       Witter & Co. .........................         271,100        17,136,231
    State Street Corp. ......................          61,000         3,543,490
    TCF Financial Corp. .....................          91,600         2,422,820
    U.S. Bancorp ............................         567,500        17,524,400
    Wachovia Corp.(a) .......................         179,700         9,718,176
    Wells Fargo & Co. .......................         270,600        18,151,848
    Zions Bancorp ...........................          22,500         1,753,650
                                                                 --------------
                                                                    203,630,306
                                                                 --------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 0.3%
    Honeywell International, Inc. ...........          17,700           713,310
    Ingersoll-Rand Co. Ltd.
       (Class A Stock) ......................          67,900         2,904,762
                                                                 --------------
                                                                      3,618,072
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B72

                    -----------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------    --------------
ELECTRIC UTILITIES -- 5.4%
    American Electric Power Co., Inc. .......         168,400    $    5,767,700
    CMS Energy Corp.* .......................         233,500         3,021,490
    Consolidated Edison, Inc. ...............          60,900         2,706,396
    Dynegy, Inc. (Class A Stock)* ...........          47,100           257,637
    Edison International ....................         143,000         5,577,000
    Entergy Corp. ...........................          60,600         4,287,450
    FirstEnergy Corp. .......................          55,550         3,011,365
    FPL Group, Inc.(a) ......................         374,650        15,503,017
    General Electric Co. ....................         841,900        27,749,024
    Northeast Utilities .....................         117,000         2,418,390
    Pinnacle West Capital Corp. .............          43,800         1,748,058
    PPL Corp. ...............................          44,500         1,437,350
    SCANA Corp. .............................          46,900         1,809,402
    Sierra Pacific Resources*(a) ............         209,300         2,930,200
                                                                 --------------
                                                                     78,224,479
                                                                 --------------
EXCHANGE TRADED FUND -- 0.3%
    iShares Russell 1000 Value
       Index Fund ...........................          54,440         3,980,653
                                                                 --------------
FINANCIAL - BANK & TRUST -- 0.9%
    Amsouth Bancorporation ..................          54,500         1,441,525
    PNC Financial Services Group, Inc. ......          68,600         4,813,662
    Sovereign Bancorp, Inc. .................         305,105         6,196,683
                                                                 --------------
                                                                     12,451,870
                                                                 --------------
FOOD
    SUPERVALU, Inc. .........................             700            21,490
                                                                 --------------
FOOD PRODUCTS -- 0.9%
    Kellogg Co. .............................           5,500           266,365
    Kraft Foods, Inc. (Class A Stock) .......         286,650         8,857,485
    Sara Lee Corp. ..........................         177,350         2,841,147
    Sysco Corp. .............................          35,700         1,090,992
                                                                 --------------
                                                                     13,055,989
                                                                 --------------
HEALTHCARE PROVIDERS & SERVICES -- 2.5%
    Aetna, Inc. .............................         178,300         7,119,519
    CIGNA Corp. .............................          16,900         1,664,819
    HCA, Inc.(a) ............................         181,250         7,820,937
    Tenet Healthcare Corp.* .................         562,200         3,924,156
    UnitedHealth Group, Inc. ................         215,800         9,663,524
    WellPoint, Inc.* ........................          83,800         6,098,126
                                                                 --------------
                                                                     36,291,081
                                                                 --------------
HEALTHCARE SERVICES -- 1.0%
    Laboratory Corp. of America
       Holdings*(a) .........................         131,100         8,158,353
    Quest Diagnostics, Inc. .................         114,900         6,884,808
                                                                 --------------
                                                                     15,043,161
                                                                 --------------
HOTELS & MOTELS
    Starwood Hotels & Resorts
       Worldwide, Inc. ......................             600            36,204
                                                                 --------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
    Carnival Corp. (Panama)(a) ..............          48,600         2,028,564
    Harrah's Entertainment, Inc. ............          72,430         5,155,567
    Hilton Hotels Corp. .....................          45,500         1,286,740
    McDonald's Corp. ........................          34,900         1,172,640
    Yum! Brands, Inc. .......................          71,750         3,606,873
                                                                 --------------
                                                                     13,250,384
                                                                 --------------
HOUSEHOLD DURABLES -- 1.1%
    Lennar Corp. (Class A Stock)(a) .........         338,700        15,028,119
    Lennar Corp. (Class B Stock) ............          28,050         1,144,160
                                                                 --------------
                                                                     16,172,279
                                                                 --------------
INDUSTRIAL CONGLOMERATES -- 2.0%
    3M Co. ..................................         128,000        10,338,560
    Tyco International Ltd. .................         711,200        19,558,000
                                                                 --------------
                                                                     29,896,560
                                                                 --------------
INSURANCE -- 7.7%
    Allstate Corp. (The) ....................         177,700         9,725,521
    American International Group, Inc. ......         220,000        12,991,000
    Assurant, Inc. ..........................          76,200         3,688,080
    Berkley, (W.R.) Corp. ...................          59,700         2,037,561
    Chubb Corp. .............................          47,300         2,360,270
    Genworth Financial, Inc.
       (Class A Stock) ......................         394,100        13,730,444
    Hanover Insurance
       Group, Inc. (The) ....................          73,300         3,478,818
    Hartford Financial
       Service Group, Inc. ..................         113,000         9,559,800
    Lincoln National Corp. ..................          76,100         4,295,084
    MBIA, Inc.(a) ...........................         138,200         8,091,610
    MetLife, Inc.(a) ........................         327,350        16,763,593
    Progressive Corp. .......................          21,700           557,907
    Protective Life Corp. ...................          38,200         1,780,884
    St. Paul Travelers Cos.,
       Inc. (The)(a) ........................         303,550        13,532,259
    UnumProvident Corp.(a) ..................         354,450         6,426,179
    XL Capital Ltd. (Class A Stock) .........          58,300         3,573,790
                                                                 --------------
                                                                    112,592,800
                                                                 --------------
INTERNET SERVICES -- 1.5%
    eBay, Inc.* .............................          21,700           635,593
    Electronic Data Systems Corp.(a) ........         853,450        20,534,007
                                                                 --------------
                                                                     21,169,600
                                                                 --------------
LEISURE EQUIPMENT & PRODUCTS
    Mattel, Inc. ............................           9,500           156,845
                                                                 --------------
MACHINERY -- 0.8%
    Deere & Co. .............................          25,200         2,103,948
    Eaton Corp.(a) ..........................          54,600         4,116,840
    SPX Corp.(a) ............................          95,000         5,315,250
                                                                 --------------
                                                                     11,536,038
                                                                 --------------
MEDIA -- 2.0%
    CBS Corp Class B ........................         235,700         6,375,685
    E.W. Scripps Co. (Class A Stock) ........          25,300         1,091,442
    EchoStar Communications Corp.
       (Class A Stock)*(a) ..................          15,800           486,798

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B73

                    -----------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                    ---------    --------------
MEDIA (CONT'D.)
    Gannett Co., Inc. .......................         143,400    $    8,020,362
    News Corp. (Class A Stock) ..............         332,900         6,385,022
    Time Warner, Inc. .......................         194,300         3,361,390
    Viacom, Inc. (Class B Stock)* ...........         106,800         3,827,712
                                                                 --------------
                                                                     29,548,411
                                                                 --------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    Baxter International, Inc. ..............          10,900           400,684
    Becton Dickinson & Co. ..................          21,700         1,326,521
    McKesson Corp. ..........................           3,300           156,024
    Sepracor, Inc.*(a) ......................          33,900         1,937,046
    Zimmer Holdings, Inc.* ..................           9,300           527,496
                                                                 --------------
                                                                      4,347,771
                                                                 --------------
METALS & MINING -- 1.2%
    Alcoa, Inc. .............................         428,950        13,880,822
    United States Steel Corp. ...............          62,200         4,361,464
                                                                 --------------
                                                                     18,242,286
                                                                 --------------
MULTI-UTILITIES -- 0.7%
    Public Service Enterprise
       Group, Inc. ..........................          87,700         5,798,724
    Wisconsin Energy Corp. ..................          35,100         1,414,530
    Xcel Energy, Inc. .......................         130,000         2,493,400
                                                                 --------------
                                                                      9,706,654
                                                                 --------------
OFFICE -- 0.1%
    Kilroy Realty Corp.(a) ..................          13,500           975,375
                                                                 --------------
OIL & FIELD SERVICES -- 0.3%
    Schlumberger Ltd.
       (Netherlands)(a) .....................          55,600         3,620,116
                                                                 --------------
OIL, GAS & CONSUMABLE FUELS -- 13.1%
    Anadarko Petroleum Corp. ................         112,000         5,341,280
    Apache Corp. ............................         161,300        11,008,725
    Baker Hughes, Inc. ......................           8,200           671,170
    BJ Services Co. .........................             400            14,904
    ChevronTexaco Corp. .....................         559,800        34,741,188
    ConocoPhillips ..........................         730,599        47,876,152
    Devon Energy Corp. ......................         306,200        18,497,542
    Ecnana Corp. ............................          61,000         3,211,040
    El Paso Corp. ...........................         333,200         4,998,000
    EOG Resources, Inc. .....................          13,800           956,892
    Exxon Mobil Corp. .......................         626,800        38,454,180
    Halliburton Co. .........................           2,400           178,104
    Kerr-McGee Corp. ........................          16,400         1,137,340
    Occidental Petroleum Corp. ..............         117,300        12,029,115
    Tesoro Corp. ............................          75,250         5,595,590
    Valero Energy Corp. .....................          65,000         4,323,800
    Weatherford International Ltd.* .........          42,500         2,108,850
    XTO Energy, Inc. ........................          22,300           987,221
                                                                 --------------
                                                                    192,131,093
                                                                 --------------
PAPER & FOREST PRODUCTS -- 0.4%
    Temple-Inland, Inc. .....................           9,500           407,265
    Weyerhaeuser Co. ........................          95,450         5,941,763
                                                                 --------------
                                                                      6,349,028
                                                                 --------------

PHARMACEUTICALS -- 4.3%
    Abbott Laboratories .....................          86,700         3,780,987
    Bristol-Myers Squibb Co. ................         160,300         4,145,358
    Eli Lilly & Co. .........................          36,400         2,011,828
    Merck & Co., Inc. .......................         371,700        13,541,031
    Pfizer, Inc. ............................       1,075,300        25,237,291
    Schering-Plough Corp. ...................          89,500         1,703,185
    Wyeth ...................................         265,600        11,795,296
                                                                 --------------
                                                                     62,214,976
                                                                 --------------
PUBLISHING
    McClatchy Co.(a) ........................              10               406
                                                                 --------------
REAL ESTATE INVESTMENT TRUST -- 2.3%
    Apartment Investment &
       Management Co.
       (Class A Stock)(a) ...................         137,150         5,959,167
    Cresent Real Estate .....................          48,300           896,448
    Hospitality Properties Trust ............          47,000         2,064,240
    Host Marriot Corp.(a) ...................         251,100         5,491,557
    Liberty Property Trust(a) ...............          21,200           937,040
    Mack-Cali Realty Corp. ..................          32,200         1,478,624
    Mills Corp. (The) .......................           2,600            69,550
    New Century Financial Corp. .............          91,400         4,181,550
    Plum Creek Timber Co. ...................          81,900         2,907,450
    ProLogis ................................         140,100         7,302,012
    Realty Income Corporation ...............          46,000         1,007,400
    Simon Property Group, Inc. ..............          16,900         1,401,686
                                                                 --------------
                                                                     33,696,724
                                                                 --------------
RETAIL & MERCHANDISING -- 2.8%
    Abercrombie & Fitch Co.
       (Class A Stock) ......................          30,900         1,712,787
    Best Buy Co., Inc. ......................          14,300           784,212
    Federated Department Stores, Inc.                 182,600         6,683,160
    Home Depot, Inc. ........................         365,200        13,070,508
    J.C. Penney Co., Inc. ...................          71,400         4,820,214
    Kohl's Corp.* ...........................          25,800         1,525,296
    Lowe's Cos., Inc.(a) ....................           3,500           212,345
    Nordstrom, Inc. .........................          23,600           861,400
    Safeway, Inc. ...........................          95,500         2,483,000
    Staples, Inc. ...........................         263,300         6,403,456
    Target Corp. ............................          12,000           586,440
    Wal-Mart Stores, Inc. ...................          50,300         2,422,951
                                                                 --------------
                                                                     41,565,769
                                                                 --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
    Broadcom Corp. (Class A Stock)* .........          47,100         1,415,355
    Fisher Scientific
       International, Inc.*(a) ..............          41,700         3,046,185
    Xilinx, Inc. ............................          43,300           980,745
                                                                 --------------
                                                                      5,442,285
                                                                 --------------
SOFTWARE -- 1.5%
    BMC Software, Inc.*(a) ..................         352,000         8,412,800
    IBM Business Machines Corp. .............          74,500         5,723,090
    Microsoft Corp. .........................         358,950         8,363,535
                                                                 --------------
                                                                     22,499,425
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B74

                    -----------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                  -----------    --------------
SPECIALTY RETAIL -- 0.3%
    Borders Group, Inc. .....................         254,700    $    4,701,762
                                                                 --------------
TELECOMMUNICATIONS -- 3.6%
    AT&T, Inc. ..............................         609,200        16,990,588
    BellSouth Corp. .........................          31,400         1,136,680
    Cisco Systems, Inc.* ....................          69,000         1,347,570
    Corning, Inc.* ..........................         153,700         3,718,003
    Juniper Networks, Inc.* .................         100,200         1,602,198
    Motorola, Inc. ..........................          75,700         1,525,355
    QUALCOMM, Inc. ..........................          31,900         1,278,233
    Sprint Nextel Corp.(a) ..................         308,100         6,158,919
    Verizon Communications, Inc. ............         555,700        18,610,393
                                                                 --------------
                                                                     52,367,939
                                                                 --------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
    Jones Apparel Group, Inc. ...............         136,100         4,326,619
    Mohawk Industries, Inc.*(a) .............          10,300           724,605
    NIKE, Inc. (Class B Stock) ..............           6,000           486,000
                                                                 --------------
                                                                      5,537,224
                                                                 --------------
THRIFTS & MORTGAGE FINANCE -- 4.0%
    Countrywide Financial Corp. .............         156,200         5,948,096
    Freddie Mac .............................         486,650        27,743,916
    Washington Mutual, Inc. .................         554,550        25,276,389
                                                                 --------------
                                                                     58,968,401
                                                                 --------------
TOBACCO -- 3.9%
    Altria Group, Inc. ......................         754,550        55,406,606
    Imperial Tobacco Group, ADR
       (United Kingdom) .....................          37,200         2,296,728
                                                                 --------------
                                                                     57,703,334
                                                                 --------------
TRANSPORTATION -- 1.0%
    CSX Corp. ...............................          53,700         3,782,628
    FedEx Corp. .............................          19,500         2,278,770
    Norfolk Southern Corp. ..................         165,300         8,797,266
                                                                 --------------
                                                                     14,858,664
                                                                 --------------
UTILITIES -- 1.0%
    Duke Energy Corp. .......................         196,900         5,782,953
    TXU Corp. ...............................         141,600         8,466,264
                                                                 --------------
                                                                     14,249,217
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $1,358,139,315) ...................                     1,390,155,873
                                                                 --------------

SHORT-TERM INVESTMENT -- 15.0%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $218,668,285; includes
       $132,520,472 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................     218,668,285       218,668,285
                                                                 --------------
TOTAL INVESTMENTS -- 110.0%
    (cost $1,576,807,600; Note 6) ...........                     1,608,824,158
LIABILITIES IN EXCESS OF OTHER
    ASSETS(u) -- (10.0)% ....................                      (145,934,152)
                                                                 --------------
NET ASSETS -- 100.0% ........................                    $1,462,890,006
                                                                 ==============

The following abbreviations are used in portfolio descriptions:

ADR    American Depositary Receipt

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $128,592,410; cash collateral of $132,520,472 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(u) Liabilities in excess of other assets includes unrealized depreciation on futures contracts as follows:

 NUMBER                                  VALUE AT      VALUE AT
   OF                    EXPIRATION       TRADE        JUNE 30,      UNREALIZED
CONTRACTS      TYPE        MONTH           DATE          2006       DEPRECIATION
---------     ------     ----------     -----------   -----------   ------------
LONG POSITIONS:
  144          S&P
               500        Sep 06        $46,188,000   $46,058,400    $(129,600)
                                                                     =========

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B75

                    -----------------------------------------
                    AST LARGE-CAP VALUE PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund (including
    9.1% of collateral received for securities on loan)                 15.0%
Diversified Financial Services                                          13.9
Oil, Gas & Consumable Fuels                                             13.1
Insurance                                                                7.7
Electric Utilities                                                       5.4
Pharmaceuticals                                                          4.3
Thrifts & Mortgage Finance                                               4.0
Tobacco                                                                  3.9
Telecommunications                                                       3.6
Retail & Merchandising                                                   2.8
Healthcare Providers & Services                                          2.5
Real Estate Investment Trust                                             2.3
Industrial Conglomerates                                                 2.0
Media                                                                    2.0
Aerospace & Defense                                                      1.7
Commercial Banks                                                         1.7
Consumer Products & Services                                             1.7
Chemicals                                                                1.6
Internet Services                                                        1.5
Software                                                                 1.5
Computer Services & Software                                             1.3
Metals & Mining                                                          1.2
Household Durables                                                       1.1
Auto Components                                                          1.0
Healthcare Services                                                      1.0
Transportation                                                           1.0
Utilities                                                                1.0
Financial - Bank & Trust                                                 0.9
Food Products                                                            0.9
Hotels, Restaurants & Leisure                                            0.9
Beverages                                                                0.8
Commercial Services & Supplies                                           0.8
Cosmetics & Toiletries                                                   0.8
Machinery                                                                0.8
Multi-Utilities                                                          0.7
Building & Construction                                                  0.4
Paper & Forest Products                                                  0.4
Semiconductors & Semiconductor Equipment                                 0.4
Textiles, Apparel & Luxury Goods                                         0.4
Diversified Manufacturing Operations                                     0.3
Exchange Traded Fund                                                     0.3
Medical Supplies & Equipment                                             0.3
Oil & Field Services                                                     0.3
Specialty Retail                                                         0.3
Biotechnology                                                            0.2
Apparel Manufacturers                                                    0.1
Computers & Peripherals                                                  0.1
Office                                                                   0.1
Broadcast & Cable/Satellite TV                                           --*
Capital Markets                                                          --*
Computer Networking                                                      --*
Containers & Packaging                                                   --*
Food                                                                     --*
Hotels & Motels                                                          --*
Leisure Equipment & Products                                             --*
Publishing                                                               --*
                                                                      -----
                                                                      110.0
Liabilities in excess of other assets                                 (10.0)
                                                                      -----
                                                                      100.0%
                                                                      =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B76

                   ------------------------------------------
                   AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   ------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.1%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING -- 0.3%
    Interpublic Group of Cos.,
       Inc. (The)*(a) .......................          93,500      $    780,725
                                                                   ------------
AEROSPACE -- 1.7%
    Boeing Co. ..............................          27,900         2,285,289
    Goodrich Corp. ..........................          23,000           926,670
    Northrop Grumman Corp. ..................          30,900         1,979,454
                                                                   ------------
                                                                      5,191,413
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    DaimlerChrysler AG (Germany) ............          29,000         1,431,440
    Toyota Motor Corp., ADR (Japan) .........          13,200         1,380,588
                                                                   ------------
                                                                      2,812,028
                                                                   ------------
AUTOMOTIVE PARTS -- 1.3%
    American Axle & Manufacturing
       Holdings, Inc. .......................           3,400            58,174
    Autoliv, Inc. ...........................          30,700         1,736,699
    BorgWarner, Inc.(a) .....................          21,500         1,399,650
    Cooper Tire & Rubber Co.(a) .............          17,900           199,406
    Magna International, Inc.
       (Class A Stock) ......................          10,200           734,094
                                                                   ------------
                                                                      4,128,023
                                                                   ------------
BEVERAGES -- 0.8%
    Coca-Cola Co. ...........................          40,400         1,738,008
    Molson Coors Brewing Co.
       (Class B Stock)(a) ...................          11,400           773,832
                                                                   ------------
                                                                      2,511,840
                                                                   ------------
BROADCASTING -- 0.7%
    CBS Corp. (Class B Stock) ...............          85,700         2,318,185
                                                                   ------------
CABLE TELEVISION -- 1.0%
    Comcast Corp.
       (Class A Stock)*(a) ..................          99,900         3,270,726
                                                                   ------------
CHEMICALS -- 0.9%
    Arkema, ADR (France) ....................             240             9,363
    Lubrizol Corp. (The) ....................          25,650         1,022,152
    PPG Industries, Inc. ....................          27,900         1,841,400
                                                                   ------------
                                                                      2,872,915
                                                                   ------------
CLOTHING & APPAREL -- 0.5%
    Jones Apparel Group, Inc. ...............          46,900         1,490,951
                                                                   ------------
COMPUTER HARDWARE -- 2.2%
    Hewlett-Packard Co. .....................         145,624         4,613,368
    International Business
       Machines Corp. .......................          30,500         2,343,010
                                                                   ------------
                                                                      6,956,378
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 1.5%
    Electronic Data Systems Corp.(a) ........          97,200         2,338,632
    Microsoft Corp. .........................          66,500         1,549,450
    Tech Data Corp.* ........................          18,850           722,144
                                                                   ------------
                                                                      4,610,226
                                                                   ------------
COMPUTERS -- 0.2%
    Ceridian Corp.* .........................          24,700           603,668
                                                                   ------------
CONGLOMERATES -- 2.4%
    Altria Group, Inc. ......................          88,900         6,527,927
    Textron, Inc. ...........................          10,300           949,454
                                                                   ------------
                                                                      7,477,381
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.5%
    Clorox Co.(a) ...........................          33,700         2,054,689
    Colgate-Palmolive Co. ...................          33,000         1,976,700
    Kimberly-Clark Corp. ....................          30,600         1,888,020
    Procter & Gamble Co. ....................          74,900         4,164,440
    UST, Inc. ...............................          17,500           790,825
                                                                   ------------
                                                                     10,874,674
                                                                   ------------
CONTAINERS & PACKAGING -- 1.1%
    Crown Holdings, Inc.* ...................          41,500           646,155
    Owens-Illinois, Inc.* ...................          61,800         1,035,768
    Smurfit-Stone Container Corp.* ..........          60,400           660,776
    Sonoco Products Co. .....................          38,400         1,215,360
                                                                   ------------
                                                                      3,558,059
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    Agere Systems, Inc.* ....................          42,510           624,897
    Arrow Electronics, Inc.* ................          24,000           772,800
    Flextronics International Ltd.* .........         111,500         1,184,130
    General Electric Co. ....................         205,000         6,756,800
    Sanmina-SCI Corp.* ......................         190,600           876,760
    Solectron Corp.*(a) .....................         227,350           777,537
    SPX Corp. ...............................          31,200         1,745,640
                                                                   ------------
                                                                     12,738,564
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Disney, (Walt) Co. ......................          15,200           456,000
    Time Warner, Inc. .......................         234,800         4,062,040
                                                                   ------------
                                                                      4,518,040
                                                                   ------------
FINANCIAL - BANK & TRUST -- 9.6%
    Astoria Financial Corp. .................          19,800           602,910
    Bank of America Corp. ...................         233,576        11,235,006
    Bank of New York Co., Inc. (The) ........          84,800         2,730,560
    BB&T Corp. ..............................          21,500           894,185
    Comerica, Inc. ..........................          31,300         1,627,287
    Huntington Bancshares, Inc. .............          70,300         1,657,674
    National City Corp. .....................          63,650         2,303,493
    Regions Financial Corp. .................          13,750           455,400
    SunTrust Banks, Inc. ....................          15,600         1,189,656
    U.S. Bancorp ............................          63,700         1,967,056
    Wachovia Corp. ..........................          57,500         3,109,600
    Wells Fargo & Co. .......................          33,700         2,260,596
                                                                   ------------
                                                                     30,033,423
                                                                   ------------
FINANCIAL SERVICES -- 15.5%
    Citigroup, Inc. .........................         284,900        13,743,576
    Fannie Mae ..............................          77,500         3,727,750
    Freddie Mac .............................          60,300         3,437,703
    Goldman Sachs Group, Inc. ...............          10,100         1,519,343

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B77

             ------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FINANCIAL SERVICES (CONT'D.)
    J.P. Morgan Chase & Co. .................         205,200      $  8,618,400
    KeyCorp .................................          43,475         1,551,188
    Lehman Brothers Holdings, Inc. ..........          19,600         1,276,940
    MBIA, Inc.(a) ...........................          19,300         1,130,015
    Mellon Financial Co. ....................          59,300         2,041,699
    Merrill Lynch & Co., Inc. ...............          67,300         4,681,388
    MGIC Investment Corp. ...................           6,900           448,500
    Morgan Stanley Dean Witter & Co. ........          19,600         1,238,916
    PNC Financial Services Group, Inc. ......          19,800         1,389,366
    Waddell & Reed Financial, Inc.
       (Class A Stock) ......................          21,100           433,816
    Washington Mutual, Inc. .................          71,775         3,271,505
                                                                   ------------
                                                                     48,510,105
                                                                   ------------
FOOD -- 2.9%
    ConAgra Foods, Inc. .....................          90,700         2,005,377
    Kellogg Co. .............................          37,900         1,835,497
    Kraft Foods, Inc. (Class A Stock) .......          20,100           621,090
    Kroger Co. (The) ........................         118,900         2,599,154
    Safeway, Inc. ...........................          49,700         1,292,200
    Sara Lee Corp. ..........................          40,400           647,208
                                                                   ------------
                                                                      9,000,526
                                                                   ------------
HEALTHCARE SERVICES -- 0.1%
    Tenet Healthcare Corp.* .................          56,700           395,766
                                                                   ------------
INDUSTRIAL PRODUCTS -- 0.6%
    Cooper Industries Ltd.
       (Class A Stock) ......................           9,800           910,616
    Crane Co. ...............................          24,300         1,010,880
                                                                   ------------
                                                                      1,921,496
                                                                   ------------
INSURANCE -- 8.4%
    ACE Ltd. ................................          15,100           763,909
    Allstate Corp. (The) ....................           5,500           301,015
    American International Group, Inc. ......         112,900         6,666,745
    Chubb Corp. .............................          41,400         2,065,860
    Genworth Financial, Inc.
       (Class A Stock) ......................          53,300         1,856,972
    Hartford Financial Services
       Group, Inc. (The) ....................          36,100         3,054,060
    MetLife, Inc.(a) ........................          52,625         2,694,926
    Old Republic International Corp. ........          44,100           942,417
    PartnerRe Ltd. (Bermuda)(a) .............           6,200           397,110
    RenaissanceRe Holdings Ltd. .............          30,700         1,487,722
    St. Paul Travelers Cos., Inc. (The) .....          71,040         3,166,963
    Torchmark Corp. .........................           2,225           135,102
    UnumProvident Corp.(a) ..................          64,800         1,174,824
    XL Capital Ltd. (Class A Stock) .........          23,000         1,409,900
                                                                   ------------
                                                                     26,117,525
                                                                   ------------
MACHINERY & EQUIPMENT -- 0.4%
    Eaton Corp.(a) ..........................          15,900         1,198,860
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.3%
    AmerisourceBergen Corp.(a) ..............          24,275         1,017,608
                                                                   ------------
MOVIES & ENTERTAINMENT -- 0.5%
    Viacom, Inc. (Class B Stock)* ...........          39,700         1,422,848
                                                                   ------------
OIL & GAS -- 12.6%
    BP PLC, ADR (United Kingdom) ............          24,300         1,691,523
    ChevronTexaco Corp. .....................          94,300         5,852,258
    ConocoPhillips ..........................          60,500         3,964,565
    Diamond Offshore Drilling, Inc.(a)                 32,900         2,761,297
    ENSCO International, Inc. ...............          24,400         1,122,888
    Exxon Mobil Corp. .......................         299,100        18,349,785
    GlobalSantaFe Corp., ADR
       (Cayman Islands) .....................          42,200         2,437,050
    Noble Corp. (Cayman Islands) ............           5,200           386,984
    Occidental Petroleum Corp. ..............           5,900           605,045
    Rowan Cos., Inc. ........................          43,700         1,555,283
    Total Fina SA, ADR (France) .............           9,600           628,992
                                                                   ------------
                                                                     39,355,670
                                                                   ------------
PHARMACEUTICALS -- 4.9%
    Lilly, (Eli) & Co. ......................          31,200         1,724,424
    Merck & Co., Inc. .......................         118,500         4,316,955
    Pfizer, Inc. ............................         392,500         9,211,975
                                                                   ------------
                                                                     15,253,354
                                                                   ------------
PRINTING & PUBLISHING -- 0.3%
    Gannett Co., Inc. .......................          17,300           967,589
                                                                   ------------
RAILROADS -- 1.3%
    CSX Corp. ...............................          42,700         3,007,788
    Norfolk Southern Corp. ..................          21,300         1,133,586
                                                                   ------------
                                                                      4,141,374
                                                                   ------------
RESTAURANTS -- 1.1%
    McDonald's Corp. ........................         101,100         3,396,960
                                                                   ------------
RETAIL & MERCHANDISING -- 2.3%
    Limited Brands, Inc. ....................          86,900         2,223,771
    Mattel, Inc. ............................          33,100           546,481
    Office Depot, Inc.* .....................          56,900         2,162,200
    SUPERVALU, Inc. .........................          33,325         1,023,078
    Target Corp. ............................          26,100         1,275,507
                                                                   ------------
                                                                      7,231,037
                                                                   ------------
TELECOMMUNICATIONS -- 7.7%
    ADC Telecommunications, Inc.* ...........          34,485           581,417
    American Tower Corp.
       (Class A Stock)*(a) ..................          35,300         1,098,536
    AT&T, Inc. ..............................         243,600         6,794,004
    BellSouth Corp. .........................          39,000         1,411,800
    Cisco Systems, Inc.* ....................          15,800           308,574
    Crown Castle International Corp.*(a)               35,700         1,233,078
    Embarq Corp. ............................           8,537           349,932
    Nokia Corp. (Class A Stock),
       ADR (Finland)(a) .....................          73,600         1,491,136
    Sprint Corp. ............................         170,750         3,413,292
    Tellabs, Inc.* ..........................          72,000           958,320
    Verizon Communications, Inc. ............         189,900         6,359,751
                                                                   ------------
                                                                     23,999,840
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B78

             ------------------------------------------------------
             AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO (CONTINUED)
             ------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
UTILITIES -- 3.1%
    Allegheny Energy, Inc.* .................           4,600      $    170,522
    American Electric Power Co., Inc. .......          45,300         1,551,525
    Constellation Energy Group, Inc. ........          37,500         2,044,500
    Dominion Resources, Inc. ................          35,100         2,625,129
    Entergy Corp. ...........................          30,500         2,157,875
    Wisconsin Energy Corp. ..................          30,700         1,237,210
                                                                   ------------
                                                                      9,786,761
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $257,591,294) .....................                       300,464,538
                                                                   ------------
SHORT-TERM INVESTMENT -- 8.3%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $26,046,253; includes
       $20,526,266 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................      26,046,253        26,046,253
                                                                   ------------
TOTAL INVESTMENTS -- 104.4%
    (cost $283,637,547; Note 6) .............                       326,510,791
LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (4.4)% ........................                       (13,763,986)
                                                                   ------------
NET ASSETS -- 100.0% ........................                      $312,746,805
                                                                   ============

The following abbreviations are used in portfolio descriptions:

ADR    American Depositary Receipt

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $19,564,347; cash collateral of $20,526,266 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Financial Services                                                      15.5%
Oil & Gas                                                               12.6
Financial - Bank & Trust                                                 8.7
Insurance                                                                8.4
Affiliated Money Market Mutual Fund
    (including 6.6% of collateral received
    for securities on loan)                                              8.3
Telecommunications                                                       7.6
Pharmaceuticals                                                          4.9
Electronic Components & Equipment                                        4.1
Consumer Products & Services                                             3.5
Conglomerates                                                            2.4
Food                                                                     2.3
Retail & Merchandising                                                   2.3
Utilities                                                                2.3
Computer Hardware                                                        2.2
Aerospace                                                                1.7
Computer Services & Software                                             1.5
Entertainment & Leisure                                                  1.4
Automotive Parts                                                         1.3
Railroads                                                                1.3
Containers & Packaging                                                   1.1
Restaurants                                                              1.1
Cable Television                                                         1.0
Automobile Manufacturers                                                 0.9
Capital Markets                                                          0.9
Chemicals                                                                0.9
Beverages                                                                0.8
Electric Utilities                                                       0.8
Broadcasting                                                             0.7
Food Products                                                            0.6
Industrial Products                                                      0.6
Clothing & Apparel                                                       0.5
Movies & Entertainment                                                   0.5
Machinery & Equipment                                                    0.4
Advertising                                                              0.3
Healthcare Providers & Services                                          0.3
Printing & Publishing                                                    0.3
Computers                                                                0.2
Communications Equipment                                                 0.1
Healthcare Services                                                      0.1
                                                                       -----
                                                                       104.4
Liabilities in excess of other assets                                   (4.4)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B79

                       -----------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO
                       -----------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.1%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
APARTMENT/RESIDENTIAL -- 25.3%
    Apartment Investment &
       Management Co., REIT
       (Class A Stock) ......................         271,400      $ 11,792,330
    Archstone-Smith Trust, REIT .............         357,500        18,186,025
    Avalonbay Communities, Inc., REIT .......         202,735        22,426,545
    BRE Properties, Inc., REIT ..............         258,500        14,217,500
    Camden Property Trust ...................          72,800         5,354,440
    Equity Residential Properties
       Trust, REIT ..........................         519,200        23,223,816
    Essex Property Trust, Inc., REIT ........          76,700         8,564,322
    GMH Communities Trust, REIT .............         103,100         1,358,858
    Post Properties, Inc., REIT .............         112,861         5,117,118
                                                                   ------------
                                                                    110,240,954
                                                                   ------------
DIVERSIFIED OPERATIONS -- 7.1%
    Cresent Real Estate Equities Co.* .......          23,500           436,160
    Sun Communities, Inc., REIT .............         134,400         4,372,032
    Vornado Realty Trust, REIT ..............         270,163        26,354,401
                                                                   ------------
                                                                     31,162,593
                                                                   ------------
HEALTHCARE SERVICES -- 0.5%
    Health Care Property
       Investors, Inc. ......................           25,100          671,174
    Nationwide Health Properties, Inc. ......           70,500        1,586,955
                                                                   ------------
                                                                      2,258,129
                                                                   ------------
HOTELS & MOTELS -- 10.1%
    Veritas, Inc., REIT .....................         224,200         7,595,896
    Hilton Hotels Corp. .....................         272,300         7,700,644
    Host Hotels & Resort Inc., REIT .........         697,397        15,252,072
    Starwood Hotels & Resorts
       Worldwide, Inc. ......................         130,500         7,874,370
    Strategic Hotel Capital, Inc., REIT .....         255,500         5,299,070
                                                                   ------------
                                                                     43,722,052
                                                                   ------------
INDUSTRIAL -- 5.6%
    AMB Property Corp., REIT ................         138,600         7,006,230
    ProLogis, REIT ..........................         333,264        17,369,720
                                                                   ------------
                                                                     24,375,950
                                                                   ------------
OFFICE -- 24.4%
    Alexandria Real Estate
       Equities, Inc., REIT .................         106,324         9,428,812
    Biomed Realty Trust, Inc., REIT .........         174,700         5,230,518
    Boston Properties, Inc., REIT ...........         264,300        23,892,720
    Brandywine Realty Trust .................          24,382           784,369
    Brookfield Properties Corp.
       (Canada) .............................         565,750        17,951,147
    Equity Office Properties
       Trust, REIT ..........................         675,839        24,674,882
    Extra Space Storage, Inc. ...............          87,600         1,422,624
    Glenborough Realty Trust, Inc. ..........          63,800         1,374,252
    Kilroy Realty Corp., REIT ...............          50,600         3,655,850
    Mack-Cali Realty Corp. ..................         148,312         6,810,487
    Maguire Properties, Inc., REIT ..........         123,000         4,325,910
    SL Green Realty Corp., REIT .............          61,100         6,688,617
                                                                   ------------
                                                                    106,240,188
                                                                   ------------
OFFICE/INDUSTRIAL -- 3.4%
    Cousins Properties, Inc. ................          27,700           856,761
    Liberty Property Trust, REIT ............         172,400         7,620,080
    Reckson Associates Realty
       Corp., REIT ..........................         149,900         6,202,862
                                                                   ------------
                                                                     14,679,703
                                                                   ------------
REGIONAL MALL -- 11.5%
    Tanger Factory Outlet
       Centers, Inc., REIT ..................         140,200         4,538,274
    CBL & Associates
       Properties, Inc., REIT ...............          68,400         2,662,812
    General Growth
       Properties, Inc., REIT ...............         114,700         5,168,382
    Macerich Co., REIT ......................         136,500         9,582,300
    Mills Corp., REIT (The) .................         175,200         4,686,600
    Simon Property Group, Inc., REIT ........         254,300        21,091,642
    Taubman Centers, Inc., REIT .............          56,600         2,314,940
                                                                   ------------
                                                                     50,044,950
                                                                   ------------
SELF STORAGE -- 4.8%
    Public Storage, Inc., REIT ..............         157,300        11,939,070
    Shurgard Storage Centers, Inc.,
       REIT (Class A Stock) .................         123,983         7,748,938
    U-Store-It Trust, REIT ..................          56,900         1,073,134
                                                                   ------------
                                                                     20,761,142
                                                                   ------------
SHOPPING CENTERS -- 4.4%
    Developers Diversified
       Realty Corp., REIT ...................         123,500         6,444,230
    Federal Realty Investment
       Trust, REIT ..........................         120,700         8,449,000
    Inland Real Estate Corp. ................          64,300           956,784
    Pan Pacific Retail
       Properties, Inc., REIT ...............          46,000         3,191,020
                                                                   ------------
                                                                     19,041,034
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $314,179,554) .....................                       422,526,695
                                                                   ------------
SHORT-TERM INVESTMENT -- 1.6%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $6,787,770)(w) (Note 4) ........       6,787,770         6,787,770
                                                                   ------------
TOTAL INVESTMENTS -- 98.7%
    (cost $320,967,324; Note 6) .............                       429,314,465
OTHER ASSETS IN EXCESS OF
    LIABILITIES -- 1.3% .....................                         5,658,154
                                                                   ------------
NET ASSETS -- 100.0% ........................                      $434,972,619
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B80

                       -----------------------------------------------
                       AST COHEN & STEERS REALTY PORTFOLIO (CONTINUED)
                       -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

REIT   Real Estate Investment Trust

*      Non-income producing security.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

Apartment/Residential                                                   25.3%
Office                                                                  24.4
Regional Mall                                                           11.5
Hotels & Motels                                                         10.1
Diversified Operations                                                   7.1
Industrial                                                               5.6
Self Storage                                                             4.8
Shopping Centers                                                         4.4
Office/Industrial                                                        3.4
Affiliated Money Market Mutual Fund                                      1.6
Healthcare Services                                                      0.5
                                                                       -----
                                                                        98.7
Other assets in excess of liabilities                                    1.3
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B81

                -------------------------------------------------
                AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.4%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING -- 0.2%
    Interpublic Group of Cos., Inc.*(a) .....          90,000      $    751,500
                                                                   ------------
AEROSPACE -- 0.4%
    Rockwell Collins, Inc. ..................          32,100         1,793,427
                                                                   ------------
AEROSPACE & DEFENSE -- 2.3%
    Boeing Co. (The) ........................          75,400         6,176,014
    General Dynamics Corp. ..................           6,800           445,128
    Northrop Grumman Corp. ..................          49,600         3,177,376
                                                                   ------------
                                                                      9,798,518
                                                                   ------------
AIR FREIGHT & COURIERS -- 1.2%
    United Parcel Service, Inc.
       (Class B Stock) ......................          62,300         5,129,159
                                                                   ------------
APPAREL -- 0.1%
    Jones Apparel Group, Inc. ...............          10,200           324,258
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.7%
    Ford Motor Co.(a) .......................         108,400           751,212
    General Motors Corp.(a) .................          60,600         1,805,274
    Toyota Motor Corp. ......................           3,200           334,688
                                                                   ------------
                                                                      2,891,174
                                                                   ------------
AUTOMOTIVE PARTS -- 0.8%
    BorgWarner, Inc.(a) .....................          20,700         1,347,570
    Cooper Tire & Rubber Co.(a) .............          71,900           800,966
    Lear Corp.(a) ...........................          48,700         1,081,627
    Magna International, Inc.
       (Class A Stock) ......................           4,400           316,668
                                                                   ------------
                                                                      3,546,831
                                                                   ------------
BANKS -- 0.5%
    KeyCorp .................................          58,100         2,073,008
                                                                   ------------
BEVERAGES -- 0.7%
    Coca-Cola Co. ...........................          61,700         2,654,334
    PepsiCo, Inc. ...........................           9,600           576,384
                                                                   ------------
                                                                      3,230,718
                                                                   ------------
BIOTECHNOLOGY -- 2.7%
    Amgen, Inc.* ............................          78,200         5,100,986
    Genentech, Inc.* ........................          23,800         1,946,840
    Gilead Sciences, Inc.* ..................          55,350         3,274,506
    MedImmune, Inc.* ........................          43,300         1,173,430
                                                                   ------------
                                                                     11,495,762
                                                                   ------------
BUILDING MATERIALS -- 0.7%
    American Standard Cos., Inc. ............          57,000         2,466,390
    Masco Corp.(a) ..........................          15,000           444,600
                                                                   ------------
                                                                      2,910,990
                                                                   ------------
CHEMICALS -- 1.0%
    Ashland, Inc. ...........................          15,300         1,020,510
    Du Pont de Nemours & Co. ................          26,800         1,114,880
    Hercules, Inc.* .........................           6,900           105,294
    Lubrizol Corp. (The) ....................          18,400           733,240
    PPG Industries, Inc. ....................          22,000         1,452,000
                                                                   ------------
                                                                      4,425,924
                                                                   ------------
CLOTHING & APPAREL -- 0.8%
    Limited Brands, Inc. ....................          44,300         1,133,637
    VF Corp.(a) .............................          34,375         2,334,750
                                                                   ------------
                                                                      3,468,387
                                                                   ------------
COMMERCIAL BANKS -- 3.1%
    Bank of America Corp. ...................         256,746        12,349,483
    Wachovia Corp. ..........................          23,350         1,262,768
                                                                   ------------
                                                                     13,612,251
                                                                   ------------
COMMUNICATION EQUIPMENT -- 3.1%
    Cisco Systems, Inc.* ....................         139,000         2,714,670
    Corning, Inc.* ..........................          51,600         1,248,204
    Juniper Networks, Inc.* .................          34,800           556,452
    Motorola, Inc. ..........................         136,800         2,756,520
    Qualcomm, Inc. ..........................         125,200         5,016,764
    Tellabs, Inc.* ..........................         100,700         1,340,317
                                                                   ------------
                                                                     13,632,927
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.9%
    Electronic Arts, Inc.* ..................          69,900         3,008,496
    Microsoft Corp. .........................         402,800         9,385,240
                                                                   ------------
                                                                     12,393,736
                                                                   ------------
COMPUTERS & PERIPHERALS -- 4.2%
    Apple Computer, Inc.*(a) ................          71,200         4,066,944
    EMC Corp.* ..............................          41,000           449,770
    Hewlett-Packard Co. .....................         203,060         6,432,941
    International Business
       Machines Corp. .......................          69,600         5,346,672
    Network Appliance, Inc.* ................          52,400         1,849,720
                                                                   ------------
                                                                     18,146,047
                                                                   ------------
CONGLOMERATES -- 4.6%
    General Electric Co. ....................         506,070        16,680,067
    Textron, Inc. ...........................           9,000           829,620
    Tyco International Ltd. .................          88,100         2,422,750
                                                                   ------------
                                                                     19,932,437
                                                                   ------------
CONSTRUCTION -- 0.2%
    Pulte Homes, Inc. .......................          25,600           737,024
                                                                   ------------
CONSUMER FINANCE -- 0.7%
    American Express Co. ....................          57,100         3,038,862
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 3.0%
    Colgate-Palmolive Co.(a) ................          37,000         2,216,300
    Kimberly-Clark Corp. ....................           4,425           273,022
    Procter & Gamble Co. ....................         190,400        10,586,240
                                                                   ------------
                                                                     13,075,562
                                                                   ------------
CONTAINERS & PACKAGING -- 0.4%
    Smurfit-Stone Container Corp.* ..........         102,400         1,120,256
    Sonoco Products Co. .....................          20,500           648,825
                                                                   ------------
                                                                      1,769,081
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
    Goldman Sachs Group, Inc. ...............           7,000         1,053,010
    Lehman Brothers Holdings, Inc. ..........          10,800           703,620

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B82

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
DIVERSIFIED FINANCIAL SERVICES (CONT'D.)
    Morgan Stanley Dean
       Witter & Co. .........................          20,300      $  1,283,163
                                                                   ------------
                                                                      3,039,793
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
    AT&T, Inc. ..............................         119,300         3,327,277
    Embarq Corp. ............................          23,293           954,780
    Verizon Communications, Inc. ............         117,700         3,941,773
                                                                   ------------
                                                                      8,223,830
                                                                   ------------
EDUCATION -- 0.3%
    Strayer Education, Inc. .................          15,500         1,505,360
                                                                   ------------
ELECTRIC UTILITIES -- 0.4%
    American Electric Power Co., Inc. .......          14,700           503,475
    Entergy Corp. ...........................          20,400         1,443,300
                                                                   ------------
                                                                      1,946,775
                                                                   ------------
ELECTRICAL EQUIPMENT -- 0.7%
    Cooper Industries Ltd.
       (Class A Stock) ......................          20,200         1,876,984
    Emerson Electric Co. ....................          14,000         1,173,340
                                                                   ------------
                                                                      3,050,324
                                                                   ------------
ELECTRONIC COMPONENTS -- 1.2%
    Arrow Electronics, Inc.* ................          28,300           911,260
    Avnet, Inc.* ............................          55,100         1,103,102
    Flextronics International Ltd.* .........          61,900           657,378
    Solectron Corp.*(a) .....................         347,697         1,189,124
    Tech Data Corp.* ........................          33,000         1,264,230
                                                                   ------------
                                                                      5,125,094
                                                                   ------------
ENERGY EQUIPMENT & SERVICES -- 2.5%
    Baker Hughes, Inc. ......................          11,000           900,350
    BJ Services Co. .........................          48,900         1,822,014
    Diamond Offshore Drilling, Inc.(a) ......          20,700         1,737,351
    GlobalSantaFe Corp. .....................          27,000         1,559,250
    Halliburton Co. .........................          23,600         1,751,356
    Nabors Industries Ltd.*(a) ..............          74,600         2,520,734
    Noble Corp. (Cayman Islands) ............           5,200           386,984
    Schlumberger Ltd. .......................           4,800           312,528
                                                                   ------------
                                                                     10,990,567
                                                                   ------------
FINANCIAL - BANK & TRUST -- 2.2%
    BB & T Corp.* ...........................          15,800           657,122
    Comerica, Inc. ..........................          27,600         1,434,924
    Commerce Bancorp, Inc.(a) ...............          16,100           574,287
    National City Corp. .....................         108,000         3,908,520
    Northern Trust Corp. ....................           3,900           215,670
    SunTrust Banks, Inc. ....................          14,200         1,082,892
    U.S. Bancorp* ...........................          29,000           895,520
    Wells Fargo & Co. .......................          12,500           838,500
                                                                   ------------
                                                                      9,607,435
                                                                   ------------
FINANCIAL SERVICES -- 7.1%
    Citigroup, Inc. .........................         261,800        12,629,232
    Franklin Resources, Inc. ................          22,500         1,953,225
    JPMorgan Chase & Co. ....................         218,676         9,184,392
    Merrill Lynch & Co., Inc. ...............          97,800         6,802,968
                                                                   ------------
                                                                     30,569,817
                                                                   ------------
FOOD & STAPLES RETAILING -- 1.7%
    Kroger Co. (The)* .......................          34,000           743,240
    SUPERVALU, Inc. .........................          15,100           463,570
    Wal-Mart Stores, Inc. ...................          26,800         1,290,956
    Walgreen Co. ............................          72,000         3,228,480
    Whole Foods Market, Inc. ................          26,100         1,687,104
                                                                   ------------
                                                                      7,413,350
                                                                   ------------
FOOD PRODUCTS -- 0.5%
    ConAgra Foods, Inc.(a) ..................          94,200         2,082,762
                                                                   ------------
HEALTHCARE SERVICES -- 2.3%
    Caremark Rx, Inc.* ......................          82,000         4,089,340
    Tenet Healthcare Corp.* .................         140,500           980,690
    UnitedHealth Group, Inc. ................         104,900         4,697,422
                                                                   ------------
                                                                      9,767,452
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 1.7%
    McDonald's Corp. ........................         139,000         4,670,400
    Starbucks Corp.*(a) .....................          67,600         2,552,576
                                                                   ------------
                                                                      7,222,976
                                                                   ------------
INFORMATION TECHNOLOGY PRODUCTS & SERVICES -- 0.2%
    Ingram Micro, Inc. (Class A Stock)* .....          47,100           853,923
                                                                   ------------
INSURANCE -- 6.4%
    ACE Ltd. ................................          46,400         2,347,376
    American International
       Group, Inc. ..........................         168,687         9,960,967
    Axis Capital Holdings Ltd.
       (Bermuda) ............................          26,550           759,596
    Chubb Corp. .............................          16,800           838,320
    Genworth Financial, Inc.
       (Class A Stock) ......................           8,800           306,592
    Hartford Financial Service
       Group, Inc. ..........................          12,500         1,057,500
    Lincoln National Corp. ..................          10,200           575,688
    Loews Corp.* ............................          82,300         2,917,535
    MetLife, Inc.(a) ........................           9,800           501,858
    PartnerRe Ltd. (Bermuda)(a) .............          19,800         1,268,190
    St. Paul Travelers Cos., Inc. (The) .....          74,193         3,307,524
    UnumProvident Corp. .....................          93,000         1,686,090
    XL Capital Ltd. (Class A Stock) .........          34,800         2,133,240
                                                                   ------------
                                                                     27,660,476
                                                                   ------------
INTERNET SERVICES -- 2.0%
    eBay, Inc.* .............................          60,000         1,757,400
    Google, Inc. (Class A Stock)* ...........          16,900         7,086,677
                                                                   ------------
                                                                      8,844,077
                                                                   ------------
INVESTMENT MANAGEMENT -- 0.3%
    Janus Capital Group, Inc. ...............          65,700         1,176,030
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B83

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                       VALUE
                                                     SHARES          (NOTE 2)
                                                   ----------      ------------
MACHINERY -- 0.8%
    Eaton Corp.(a) ..........................          20,900      $  1,575,860
    Ingersoll-Rand Co. Ltd.
       (Class A Stock) ......................          49,000         2,096,220
                                                                   ------------
                                                                      3,672,080
                                                                   ------------
MEDIA -- 3.3%
    CBS Corp. (Class B Stock) ...............         102,650         2,776,682
    Comcast Corp. (Class A Stock)(a) ........          85,500         2,799,270
    Comcast Corp. (Special
       Class A Stock)* ......................          19,100           626,098
    Time Warner, Inc. .......................         348,600         6,030,780
    Viacom, Inc. (Class B Stock)* ...........          13,950           499,968
    Walt Disney Co. (The)(a) ................          47,100         1,413,000
                                                                   ------------
                                                                     14,145,798
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.5%
    Becton Dickinson & Co. ..................          35,400         2,164,002
                                                                   ------------
METALS & MINING -- 0.7%
    Alcan, Inc. .............................          22,700         1,065,538
    Alcon, Inc. (Switzerland) ...............          18,400         1,813,320
    Novelis, Inc. ...........................           3,800            82,004
                                                                   ------------
                                                                      2,960,862
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 5.6%
    BP PLC, ADR (United Kingdom) ............          25,100         1,747,211
    ChevronTexaco Corp. .....................          30,546         1,895,685
    Exxon Mobil Corp. .......................         279,100        17,122,785
    Marathon Oil Corp. ......................           7,300           608,090
    Noble Energy, Inc.(a) ...................          33,800         1,583,868
    Occidental Petroleum Corp. ..............          11,800         1,210,090
                                                                   ------------
                                                                     24,167,729
                                                                   ------------
PERSONAL SERVICES -- 0.4%
    Apollo Group, Inc.
       (Class A Stock)* .....................          33,400         1,725,778
                                                                   ------------
PHARMACEUTICALS -- 5.5%
    Eli Lilly & Co. .........................         111,600         6,168,132
    Johnson & Johnson .......................          66,100         3,960,712
    Merck & Co., Inc. .......................         196,300         7,151,209
    Pfizer, Inc. ............................         172,820         4,056,085
    Wyeth ...................................          53,100         2,358,171
                                                                   ------------
                                                                     23,694,309
                                                                   ------------
PRINTING & PUBLISHING -- 0.1%
    Donnelley, (R.R.) & Sons Co.(a) .........          15,100           482,445
                                                                   ------------
RETAIL & MERCHANDISING -- 5.0%
    Gap, Inc. ...............................          75,200         1,308,480
    Home Depot, Inc. ........................         142,900         5,114,391
    Kohl's Corp.* ...........................          14,900           880,888
    Lowe's Cos., Inc.(a) ....................          97,800         5,933,526
    Office Depot, Inc.* .....................          23,300           885,400
    Target Corp. ............................         117,200         5,727,564
    Williams-Sonoma, Inc.* ..................          51,500         1,753,575
                                                                   ------------
                                                                     21,603,824
                                                                   ------------
SEMICONDUCTORS -- 1.7%
    Advanced Mirco Devices, Inc.* ...........          69,700         1,702,074
    Agere Systems, Inc.* ....................          76,000         1,117,200
    Broadcom Corp., (Class A Stock)* ........          86,000         2,584,300
    Intel Corp. .............................          42,480           804,996
    Nvidia Corp.*(a) ........................          62,600         1,332,754
                                                                   ------------
                                                                      7,541,324
                                                                   ------------
TECHNOLOGY SOFTWARE -- 0.5%
    Electronic Data Systems Corp.(a) ........          82,000         1,972,920
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 2.3%
    Fannie Mae ..............................          87,600         4,213,560
    Freddie Mac .............................          11,500           655,615
    Washington Mutual, Inc. .................         110,300         5,027,474
                                                                   ------------
                                                                      9,896,649
                                                                   ------------
TOBACCO -- 2.8%
    Altria Group, Inc.* .....................         132,150         9,703,775
    Reynolds America, Inc.(a) ...............          22,300         2,571,190
                                                                   ------------
                                                                     12,274,965
                                                                   ------------
TRANSPORTATION -- 0.4%
    CSX Corp. ...............................          19,900         1,401,756
    Norfolk Southern Corp. ..................           5,200           276,744
                                                                   ------------
                                                                      1,678,500
                                                                   ------------
UTILITIES -- 1.2%
    CMS Energy Corp.* .......................          94,100         1,217,654
    Dominion Resources, Inc. ................          10,400           777,816
    DTE Energy Co. ..........................          23,700           965,538
    TXU Corp. ...............................          39,800         2,379,642
                                                                   ------------
                                                                      5,340,650
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 1.2%
    Crown Castle International
       Corp.*(a) ............................          48,100         1,661,374
    Sprint Nextel Corp. .....................         171,374         3,425,766
                                                                   ------------
                                                                      5,087,140
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $383,015,040) .....................                       425,666,599
                                                                   ------------
SHORT-TERM INVESTMENT -- 12.7%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $55,139,881; includes
       $48,268,130 of cash collateral
       for securities on loan) (b)(w)
       (Note 4) .............................      55,139,881        55,139,881
                                                                   ------------
TOTAL INVESTMENTS -- 111.1%
    (COST $438,154,921; NOTE 6) .............                       480,806,480
LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (11.1)% ........................                      (48,047,481)
                                                                   ------------
NET ASSETS -- 100.0% .........................                     $432,758,999
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B84

          -------------------------------------------------------------
          AST ALLIANCEBERNSTEIN MANAGED INDEX 500 PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

ADR  American Depositary Receipt

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $46,365,632; cash collateral of $48,268,130 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of common corporate net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
    (including 11.2% of collateral received
    for securities on loan)                                   12.7%
Financial Services                                             7.1
Insurance                                                      6.4
Oil, Gas & Consumable Fuels                                    5.6
Pharmaceuticals                                                5.5
Retail & Merchandising                                         5.0
Conglomerates                                                  4.6
Computers & Peripherals                                        4.2
Media                                                          3.3
Commercial Banks                                               3.1
Communication Equipment                                        3.1
Consumer Products & Services                                   3.0
Computer Services & Software                                   2.9
Tobacco                                                        2.8
Biotechnology                                                  2.7
Energy Equipment & Services                                    2.5
Aerospace & Defense                                            2.3
Healthcare Services                                            2.3
Thrifts & Mortgage Finance                                     2.3
Financial - Bank & Trust                                       2.2
Internet Services                                              2.0
Diversified Telecommunication Services                         1.9
Food & Staples Retailing                                       1.7
Hotels, Restaurants & Leisure                                  1.7
Semiconductors                                                 1.7
Air Freight & Couriers                                         1.2
Electronic Components                                          1.2
Utilities                                                      1.2
Wireless Telecommunication Services                            1.2
Chemicals                                                      1.0
Automotive Parts                                               0.8
Clothing & Apparel                                             0.8
Machinery & Equipment                                          0.8
Automobile Manufacturers                                       0.7
Beverages                                                      0.7
Building Materials                                             0.7
Consumer Finance                                               0.7
Diversified Financial Services                                 0.7
Electrical Equipment                                           0.7
Metals & Mining                                                0.7
Banks                                                          0.5
Food Products                                                  0.5
Medical Supplies & Equipment                                   0.5
Technology Software                                            0.5
Aerospace                                                      0.4
Containers & Packaging                                         0.4
Electric Utilities                                             0.4
Personal Services                                              0.4
Transportation                                                 0.4
Education                                                      0.3
Investment Management                                          0.3
Advertising                                                    0.2
Construction                                                   0.2
Information Technology Products & Services                     0.2
Apparel                                                        0.1
Printing & Publishing                                          0.1
                                                             -----
                                                             111.1
Liabilities in excess of other assets                        (11.1)
                                                             -----
                                                             100.0%
                                                             =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B85

                 ----------------------------------------------
                 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                 ----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.4%

COMMON STOCKS -- 99.4%

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE -- 2.2%
    Boeing Co.* .............................           1,762      $    144,326
    Lockheed Martin Corp. ...................           8,322           597,020
    Northrop Grumman Corp. ..................         105,571         6,762,878
    Raytheon Co. ............................           8,160           363,691
                                                                   ------------
                                                                      7,867,915
                                                                   ------------
AIRLINES -- 0.2%
    Southwest Airlines Co. ..................          31,534           516,212
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.9%
    Ford Motor Co.(a) .......................         466,942         3,235,908
                                                                   ------------
BROADCASTING -- 0.4%
    CBS Corp. (Class B Stock) ...............          51,945         1,405,112
                                                                   ------------
BUILDING MATERIALS -- 0.6%
    Building Material Holding Corp.(a) ......          38,855         1,082,889
    USG Corp.* ..............................          15,768         1,149,960
                                                                   ------------
                                                                      2,232,849
                                                                   ------------
BUSINESS SERVICES -- 0.5%
    Accenture Ltd. (Class A Stock)* .........          10,626           300,928
    Acxiom Corp. ............................          17,354           433,850
    Harland, (John H.) Co. ..................          19,758           859,473
                                                                   ------------
                                                                      1,594,251
                                                                   ------------
CHEMICALS -- 3.2%
    Eastman Chemical Co. ....................          51,451         2,778,354
    Lyondell Chemical Co.(a) ................         227,050         5,144,953
    Olin Corp.(a) ...........................         101,291         1,816,148
    Westlake Chemical Corp. .................          58,355         1,738,979
                                                                   ------------
                                                                     11,478,434
                                                                   ------------
COMPUTER HARDWARE -- 5.8%
    Hewlett-Packard Co. .....................         235,083         7,447,429
    Imation Corp. ...........................           6,502           266,907
    International Business
       Machines Corp. .......................         164,573        12,642,498
    Komag, Inc.* ............................           6,821           314,994
                                                                   ------------
                                                                     20,671,828
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.7%
    Computer Sciences Corp.* ................          48,146         2,332,193
    Microsoft Corp. .........................         289,577         6,747,144
    Sybase, Inc. ............................          13,848           268,651
    Tech Data Corp.* ........................           4,791           183,543
                                                                   ------------
                                                                      9,531,531
                                                                   ------------
CONGLOMERATES -- 0.5%
    Tyco International Ltd. .................          60,644         1,667,710
                                                                   ------------
CONSTRUCTION -- 0.1%
    NVR, Inc.* ..............................             688           337,980
                                                                   ------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 0.8%
    ArvinMeritor, Inc.(a) ...................         155,535         2,673,647
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 4.5%
    Hasbro, Inc. ............................          25,227           456,861
    Johnson & Johnson .......................          89,151         5,341,928
    Kimberly-Clark Corp. ....................         112,079         6,915,274
    Newell Rubbermaid, Inc.(a) ..............          71,697         1,851,934
    Tupperware Corp. ........................          76,420         1,504,710
                                                                   ------------
                                                                     16,070,707
                                                                   ------------
ELECTRIC -- 0.8%
    Pepco Holdings, Inc. ....................         126,137         2,974,310
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.6%
    Arrow Electronics, Inc.* ................         122,358         3,939,927
    Nam Tai Electronics, Inc. ...............          27,951           625,264
    National Semiconductor Corp.(a) .........          50,094         1,194,742
                                                                   ------------
                                                                      5,759,933
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.4%
    Regal Entertainment Group
       (Class A Stock)(a) ...................          10,931           222,118
    Time Warner, Inc.* ......................         155,423         2,688,818
    Walt Disney Co. .........................          62,388         1,871,640
                                                                   ------------
                                                                      4,782,576
                                                                   ------------
FINANCIAL - BANK & TRUST -- 5.8%
    Bank of America Corp. ...................         252,682        12,154,004
    Comerica, Inc. ..........................          12,537           651,799
    National City Corp. .....................         158,466         5,734,885
    Wachovia Corp.(a) .......................          40,054         2,166,120
                                                                   ------------
                                                                     20,706,808
                                                                   ------------
FINANCIAL SERVICES -- 13.9%
    Capital One Financial Corp. .............          18,675         1,595,779
    Citigroup, Inc. .........................         254,096        12,257,591
    Countrywide Financial Corp. .............          17,882           680,947
    Goldman Sachs Group, Inc. ...............          55,169         8,299,073
    IndyMac Bancorp, Inc.(a) ................          54,610         2,503,868
    Lehman Brothers Holdings, Inc. ..........          46,532         3,031,560
    Merrill Lynch & Co., Inc. ...............           3,622           251,946
    Morgan Stanley Dean Witter & Co. ........         158,674        10,029,783
    Washington Mutual, Inc. .................         234,759        10,700,315
                                                                   ------------
                                                                     49,350,862
                                                                   ------------
FOOD -- 1.4%
    Chiquita Brands
       International, Inc.* .................          78,037         1,075,350
    Del Monte Foods Co.* ....................          50,030           561,837
    General Mills, Inc. .....................          49,582         2,561,406
    Seaboard Corp. ..........................             549           702,720
                                                                   ------------
                                                                      4,901,313
                                                                   ------------
HEALTHCARE SERVICES -- 0.7%
    Humana, Inc. ............................          36,402         1,954,787
    Kindred Healthcare, Inc.* ...............          13,360           347,360
                                                                   ------------
                                                                      2,302,147
                                                                   ------------
HOUSEHOLD DURABLE SERVICES
    Furniture Brands
       International, Inc.(a) ...............           5,154           107,409
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B86

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
INDUSTRIAL PRODUCTS -- 0.3%
    Quanex Corp. ............................          23,548      $  1,014,212
                                                                   ------------
INSURANCE -- 4.6%
    ACE Ltd. ................................         113,904         5,762,403
    American Financial Group, Inc. ..........          30,508         1,308,793
    Arch Capital Group Ltd.* ................           5,249           312,106
    Chubb Corp. .............................          34,148         1,703,985
    Endurance Specialty Holdings
       Ltd. (Bermuda) .......................           7,728           247,296
    First American Corp. ....................          59,109         2,498,538
    LandAmerica Financial
       Group, Inc.(a) .......................          38,895         2,512,617
    Zenith National Insurance Corp. .........          47,925         1,901,185
                                                                   ------------
                                                                     16,246,923
                                                                   ------------
INTERNET SERVICES -- 1.3%
    EarthLink, Inc.*(a) .....................         292,465         2,532,747
    RealNetworks, Inc.*(a) ..................          37,553           401,817
    United Online, Inc.* ....................         123,186         1,478,232
                                                                   ------------
                                                                      4,412,796
                                                                   ------------
MACHINERY & EQUIPMENT -- 2.5%
    Cummins, Inc. ...........................          73,492         8,984,397
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 3.8%
    Amgen, Inc.* ............................          31,937         2,083,251
    Applera Corp.- Applied
       Biosystems Group......................         137,892         4,460,806
    Becton Dickinson & Co. ..................          44,930         2,746,571
    McKesson Corp. ..........................          87,168         4,121,303
                                                                   ------------
                                                                     13,411,931
                                                                   ------------
METALS & MINING -- 1.3%
    Freeport-McMoRan Copper &
       Gold, Inc. (Class B Stock) ...........          28,049         1,554,195
    Nucor Corp. .............................          55,659         3,019,501
    Steel Dynamics, Inc. ....................           2,693           177,038
                                                                   ------------
                                                                      4,750,734
                                                                   ------------
MOVIES & ENTERTAINMENT -- 0.2%
    Viacom, Inc. (Class B Stock)* ...........          21,297           763,285
                                                                   ------------
OIL & GAS -- 12.5%
    ChevronTexaco Corp. .....................         259,080        16,078,505
    ConocoPhillips ..........................          68,467         4,486,643
    Exxon Mobil Corp. .......................         277,566        17,028,674
    Grey Wolf, Inc.*(a) .....................          16,562           127,527
    Marathon Oil Corp. ......................          23,305         1,941,307
    Nicor, Inc. .............................           4,780           198,370
    Occidental Petroleum Corp. ..............          26,146         2,681,272
    Tesoro Corp.* ...........................           3,184           236,762
    Valero Energy Corp. .....................          20,958         1,394,126
                                                                   ------------
                                                                     44,173,186
                                                                   ------------
PAPER & FOREST PRODUCTS -- 1.2%
    Louisiana-Pacific Corp. .................         201,000         4,401,900
                                                                   ------------
PHARMACEUTICALS -- 5.9%
    Alpharma, Inc. (Class A Stock) ..........          25,794           620,088
    AmerisourceBergen Corp.(a) ..............          61,221         2,566,384
    King Pharmaceuticals, Inc.* .............          89,821         1,526,957
    Merck & Co., Inc. .......................         233,473         8,505,421
    Pfizer, Inc. ............................         313,669         7,361,811
    Viropharma, Inc.* .......................          36,717           316,501
                                                                   ------------
                                                                     20,897,162
                                                                   ------------
PRINTING & PUBLISHING -- 0.2%
    Donnelley, (R.R.) & Sons Co.(a) .........          17,935           573,023
                                                                   ------------
RAILROADS -- 0.9%
    Burlington North Santa Fe Corp. .........          14,153         1,121,625
    CSX Corp. ...............................           7,159           504,280
    Norfolk Southern Corp. ..................          14,521           772,808
    Union Pacific Corp. .....................           9,712           902,827
                                                                   ------------
                                                                      3,301,540
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 2.7%
    CBL & Associates Properties, Inc. .......         143,376         5,581,628
    HRPT Properties Trust....................          74,283           858,712
    iStar Financial, Inc. ...................          72,275         2,728,381
    Mack-Cali Realty Corp. ..................           5,457           250,585
                                                                   ------------
                                                                      9,419,306
                                                                   ------------
RESTAURANTS -- 1.0%
    Darden Restaurants, Inc. ................          32,923         1,297,166
    McDonald's Corp. ........................          61,124         2,053,767
                                                                   ------------
                                                                      3,350,933
                                                                   ------------
RETAIL & MERCHANDISING -- 2.3%
    Barnes & Noble, Inc.* ...................          80,144         2,925,256
    J.C. Penney Co., Inc. ...................           1,204            81,282
    Longs Drug Stores Corp. .................           2,817           128,512
    Payless Shoesource, Inc.* ...............          32,497           882,943
    SUPERVALU, Inc. .........................         139,627         4,286,549
                                                                   ------------
                                                                      8,304,542
                                                                   ------------
RETAIL - AUTOMOTIVE -- 0.4%
    Autonation, Inc.* .......................          16,580           355,475
    Group 1 Automotive, Inc. ................          19,822         1,116,772
                                                                   ------------
                                                                      1,472,247
                                                                   ------------
SEMICONDUCTORS -- 0.9%
    Freescale Semiconductor, Inc.
       (Class B Stock) ......................          62,995         1,852,053
    Intel Corp. .............................          67,081         1,271,185
    Texas Instruments, Inc. .................           3,548           107,469
                                                                   ------------
                                                                      3,230,707
                                                                   ------------
SOFTWARE
    BMC Software, Inc.* .....................           1,776            42,446
                                                                   ------------
TELECOMMUNICATIONS -- 4.1%
    AT&T, Inc. ..............................         197,882         5,518,929
    Embarq Corp. ............................           4,883           200,154
    Motorola, Inc. ..........................          60,402         1,217,100
    Sprint Corp. ............................         152,306         3,044,597
    Verizon Communications, Inc. ............         136,161         4,560,032
                                                                   ------------
                                                                     14,540,812
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B87

           ----------------------------------------------------------
           AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (CONTINUED)
           ----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
TRANSPORTATION -- 1.4%
    FedEx Corp. .............................          10,045      $  1,173,859
    Laidlaw International, Inc.(a) ..........          19,300           486,360
    United Parcel Service, Inc.
       (Class B Stock) ......................          40,262         3,314,770
                                                                   ------------
                                                                      4,974,989
                                                                   ------------
UTILITIES -- 3.9%
    FirstEnergy Corp. .......................         177,497         9,622,113
    OGE Energy Corp. ........................          14,428           505,413
    PG&E Corp. ..............................           9,125           358,430
    TXU Corp. ...............................           8,476           506,780
    UGI Corp. ...............................          64,115         1,578,511
    Vectren Corp. ...........................          45,308         1,234,643
                                                                   ------------
                                                                     13,805,890
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $333,017,887) .....................                       352,242,403
                                                                   ------------

                                                       UNITS
                                                     ---------
WARRANT*
TELECOMMUNICATIONS
    Lucent Technologies, Inc., expiring on 12/10/07
    (cost $2,535)                                        2                  674
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $333,020,422) .....................                       352,243,077
                                                                   ------------

                                                       SHARES
                                                     ---------
SHORT-TERM INVESTMENTS -- 6.2%
AFFILIATED MONEY MARKET MUTUAL FUND -- 6.1%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $21,571,448; includes
       $21,571,143 of cash collateral
       for securities on loan) (b)(w)
       (Note 4) .............................       21,571,448       21,571,448
                                                                   ------------

                                                      PRINCIPAL
INTEREST                        MATURITY               AMOUNT
  RATE                           DATE                   (000)
--------                        --------              ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.1%
Federal Home Loan Banks
 4.90%                           07/03/06                  $419         419,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $21,990,448) ......................                        21,990,448
                                                                   ------------
TOTAL INVESTMENTS -- 105.6%
    (cost $355,010,870; Note 6) .............                       374,233,525
LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (5.6)%..........................                      (19,727,338)
                                                                   ------------
NET ASSETS -- 100.0% .........................                     $354,506,187
                                                                   ============

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $20,755,751; cash collateral of $21,571,143 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Financial Services                                            13.9%
Oil & Gas                                                     12.5
Affiliated Money Market Mutual Fund
    (including 6.1% of collateral received
    for securities on loan)                                    6.1
Pharmaceuticals                                                5.9
Computer Hardware                                              5.8
Financial - Bank & Trust                                       5.8
Insurance                                                      4.6
Consumer Products & Services                                   4.5
Telecommunications                                             4.1
Utilities                                                      3.9
Medical Supplies & Equipment                                   3.8
Chemicals                                                      3.2
Computer Services & Software                                   2.7
Real Estate Investment Trust                                   2.7
Machinery & Equipment                                          2.5
Retail & Merchandising                                         2.3
Aerospace                                                      2.2
Electronic Components & Equipment                              1.6
Entertainment & Leisure                                        1.4
Food                                                           1.4
Transportation                                                 1.4
Internet Services                                              1.3
Metals & Mining                                                1.3
Paper & Forest Products                                        1.2
Restaurants                                                    1.0
Automobile Manufacturers                                       0.9
Railroads                                                      0.9
Semiconductors                                                 0.9
Consumer Cyclicals - Motor Vehicle                             0.8
Electric                                                       0.8
Healthcare Services                                            0.7
Building Materials                                             0.6
Business Services                                              0.5
Conglomerates                                                  0.5
Broadcasting                                                   0.4
Retail - Automotive                                            0.4
Industrial Products                                            0.3
Airlines                                                       0.2
Movies & Entertainment                                         0.2
Printing & Publishing                                          0.2
Construction                                                   0.1
Household Durable Services                                      --*
Software                                                        --*
Short-Term Investments                                         0.1
                                                             -----
                                                             105.6
Liabilities in excess of other assets                         (5.6)
                                                             -----
                                                             100.0%
                                                             =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B88

                 -----------------------------------------------
                 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                 -----------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 99.2%

COMMON STOCKS

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
AEROSPACE -- 1.6%
    United Technologies Corp. ...............         686,800    $   43,556,856
                                                                 --------------
BIOTECHNOLOGY -- 0.2%
    Amgen, Inc.* ............................          85,000         5,544,550
                                                                 --------------
BROADCASTING -- 8.5%
    News Corp. (Class A Stock) ..............       4,375,000        83,912,500
    Time Warner, Inc.*  .....................       5,908,800       102,222,240
    Viacom, Inc. (Class B Stock)* ...........         950,000        34,048,000
    Westwood One, Inc.* .....................         650,000         4,875,000
                                                                 --------------
                                                                    225,057,740
                                                                 --------------
CABLE TELEVISION -- 0.4%
    Comcast Corp. (Class A Stock)(a) ........         315,000        10,313,100
                                                                 --------------
CAPITAL GOODS -- 1.2%
    Illinois Tool Works, Inc. ...............         401,400        19,066,500
    ITT Industries, Inc. ....................         250,000        12,375,000
                                                                 --------------
                                                                     31,441,500
                                                                 --------------
CHEMICALS -- 2.6%
    Air Products & Chemicals, Inc ...........         932,900        59,630,968
    DuPont, (E.I.) de Nemours & Co ..........         235,000         9,776,000
                                                                 --------------
                                                                     69,406,968
                                                                 --------------
COMPUTER HARDWARE -- 2.8%
    International Business
       Machines Corp. .......................         951,900        73,124,958
                                                                 --------------
COMPUTER SERVICES & SOFTWARE -- 4.7%
    EMC Corp.* ..............................       3,113,200        34,151,804
    Fiserv, Inc.* ...........................         147,300         6,681,528
    Microsoft Corp.(a) ......................       3,621,300        84,376,290
                                                                 --------------
                                                                    125,209,622
                                                                 --------------
COMPUTERS -- 1.7%
    Sun Microsystems Inc. ...................      10,993,500        45,623,025
                                                                 --------------
CONGLOMERATES -- 2.7%
    Altria Group, Inc. ......................         988,000        72,548,840
                                                                 --------------
CONSUMER PRODUCTS & SERVICES -- 5.5%
    Building Materials
       Holding Corp.(a) .....................         193,800         5,401,206
    Fortune Brands, Inc.(a) .................         950,000        67,459,500
    Loews Corp.- Carolina Group .............         642,600        33,010,362
    Procter & Gamble Co. ....................         725,000        40,310,000
                                                                 --------------
                                                                    146,181,068
                                                                 --------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 4.1%
    Emerson Electric Co. ....................         500,000        41,905,000
    General Electric Co. ....................       1,750,000        57,680,000
    Nvidia Corp. ............................         437,200         9,307,988
                                                                 --------------
                                                                    108,892,988
                                                                 --------------
ENERGY -- 3.1%
    Baker Hughes, Inc. ......................         162,200        13,276,070
    Exxon Mobil Corp. .......................       1,117,500        68,558,625
                                                                 --------------
                                                                     81,834,695
                                                                 --------------
FINANCIAL - BANK & TRUST -- 6.0%
    Bank of America Corp. ...................       1,804,500        86,796,450
    Bank of New York Co., Inc. (The) ........         400,200        12,886,440
    Northern Trust Corp. ....................         665,000        36,774,500
    Wachovia Corp. ..........................         400,000        21,632,000
                                                                 --------------
                                                                    158,089,390
                                                                 --------------
FINANCIAL SERVICES -- 13.0%
    AMBAC Financial Group, Inc.(a) ..........          35,000         2,838,500
    Citigroup, Inc.(a) ......................       2,600,000       125,424,000
    Fannie Mae(a) ...........................       1,641,800        78,970,580
    Goldman Sachs Group, Inc. ...............          99,900        15,027,957
    JP Morgan Chase & Co. ...................       2,414,200       101,396,400
    Merrill Lynch & Co., Inc. ...............         275,600        19,170,736
                                                                 --------------
                                                                    342,828,173
                                                                 --------------
HEALTHCARE SERVICES -- 3.6%
    UnitedHealth Group, Inc. ................         175,000         7,836,500
    WellPoint, Inc.*(a) .....................       1,190,200        86,610,854
                                                                 --------------
                                                                     94,447,354
                                                                 --------------
HOTELS & MOTELS -- 1.4%
    Hilton Hotels Corp.(a) ..................       1,272,200        35,977,816
                                                                 --------------
INSURANCE -- 8.9%
    ACE Ltd. (Cayman Islands) ...............         750,000        37,942,500
    American International Group, Inc. ......       1,800,000       106,290,000
    Axis Capital Holdings Ltd. (Bermuda)            1,498,100        42,860,641
    Hartford Financial Services
       Group, Inc. (The) ....................         274,500        23,222,700
    Loews Corp.* ............................         694,300        24,612,935
                                                                 --------------
                                                                    234,928,776
                                                                 --------------
OIL & GAS -- 5.5%
    ChevronTexaco Corp.(a) ..................         712,600        44,223,956
    ConocoPhillips ..........................         308,700        20,229,111
    GlobalSantaFe Corp.  ....................          24,800         1,432,200
    Nabors Industries Ltd.
       (Bermuda)*(a) ........................       1,096,600        37,054,114
    Noble Energy, Inc. ......................         882,696        41,363,135
                                                                 --------------
                                                                    144,302,516
                                                                 --------------
PHARMACEUTICALS -- 3.7%
    Forest Laboratories, Inc.* ..............         300,000        11,607,000
    Lilly, (Eli) & Co. ......................         250,000        13,817,500
    Merck & Co., Inc. .......................         654,900        23,858,007
    Pfizer, Inc. ............................       1,463,100        34,338,957
    Wyeth ...................................         305,300        13,558,373
                                                                 --------------
                                                                     97,179,837
                                                                 --------------
RAILROADS -- 0.6%
    Union Pacific Corp. .....................         180,000        16,732,800
                                                                 --------------
RESTAURANTS -- 0.9%
    McDonald's Corp. ........................         725,000        24,360,000
                                                                 --------------
RETAIL & MERCHANDISING -- 4.4%
    CVS Corp. ...............................         382,300        11,736,610
    Home Depot, Inc. ........................       2,574,000        92,123,460

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B89

           -----------------------------------------------------------
           AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO (CONTINUED)
           -----------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------    --------------
RETAIL & MERCHANDISING (CONT'D.)
    Lowe's Cos., Inc.(a) ....................         225,000    $   13,650,750
                                                                 --------------
                                                                    117,510,820
                                                                 --------------
SEMICONDUCTORS -- 2.4%
    Advanced Micro Devices, Inc.*(a) .....            746,400        18,227,088
    Applied Materials, Inc.* ................       2,853,600        46,456,608
                                                                 --------------
                                                                     64,683,696
                                                                 --------------
SOFTWARE -- 0.2%
    BEA Systems, Inc. .......................         400,000         5,236,000
                                                                 --------------
TELECOMMUNICATIONS -- 6.2%
    AT&T, Inc.(a) ...........................       2,536,600        70,745,774
    BellSouth Corp. .........................         500,000        18,100,000
    Cisco Systems, Inc.* ....................         810,600        15,831,018
    Motorola, Inc. ..........................         498,700        10,048,805
    Verizon Communications, Inc. ...........        1,475,000        49,397,750
                                                                 --------------
                                                                    164,123,347
                                                                 --------------
TRANSPORTATION -- 2.5%
    United Parcel Service, Inc.
       (Class B Stock) ......................         804,500        66,234,485
                                                                 --------------
UTILITIES -- 0.8%
    FirstEnergy Corp. .......................         375,000        20,328,750
                                                                 --------------
TOTAL LONG-TERM INVESTMENTS
    (cost $2,486,601,973) ...................................     2,625,699,670
                                                                 --------------
SHORT-TERM INVESTMENT -- 9.4%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $249,205,447; includes
       $237,622,524 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................     249,205,447       249,205,447
                                                                 --------------
TOTAL INVESTMENTS -- 108.6%
    (cost $2,735,807,420; Note 6) ...........................     2,874,905,117
LIABILITIES IN EXCESS OF OTHER
    ASSETS -- (8.6)% ........................................      (227,623,188)
                                                                 --------------
NET ASSETS -- 100.0%  .......................................    $2,647,281,929
                                                                 ==============

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $229,063,824; cash collateral of $237,622,524 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Financial Services                                                      13.0%
Affiliated Money Market Mutual Fund
    (including 8.9% of collateral received for
    securities on loan)                                                  9.4
Insurance                                                                8.9
Broadcasting                                                             8.5
Telecommunications                                                       6.2
Financial - Bank & Trust                                                 6.0
Consumer Products & Services                                             5.5
Oil & Gas                                                                5.5
Computer Services & Software                                             4.7
Retail & Merchandising                                                   4.4
Electronic Components & Equipment                                        4.1
Pharmaceuticals                                                          3.7
Healthcare Services                                                      3.6
Energy                                                                   3.1
Computer Hardware                                                        2.8
Conglomerates                                                            2.7
Chemicals                                                                2.6
Transportation                                                           2.5
Semiconductors                                                           2.4
Computers                                                                1.7
Aerospace                                                                1.6
Hotels & Motels                                                          1.4
Capital Goods                                                            1.2
Restaurants                                                              0.9
Utilities                                                                0.8
Railroads                                                                0.6
Cable Television                                                         0.4
Biotechnology                                                            0.2
Software                                                                 0.2
                                                                       -----
                                                                       108.6
Liabilities in excess of other assets                                   (8.6)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B90

                         -------------------------------
                         AST GLOBAL ALLOCATION PORTFOLIO
                         -------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.3%

COMMON STOCKS

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AFFILIATED MUTUAL FUNDS
    AST AllianceBernstein Growth
       & Income Portfolio ...................         649,228      $ 13,153,361
    AST Federated Aggressive
       Growth Portfolio .....................         212,863         2,307,436
    AST Goldman Sachs Small-Cap
       Value Portfolio ......................         164,646         2,705,127
    AST High Yield Portfolio ................         469,522         3,657,577
    AST Large-Cap Value Portfolio ...........       1,455,851        25,768,568
    AST LSV International
       Value Portfolio ......................         930,034        15,224,657
    AST Marsico Capital
       Growth Portfolio .....................       1,048,388        19,866,960
    AST PIMCO Total Return
       Bond Portfolio .......................       4,481,193        49,024,247
    AST Small-Cap Growth Portfolio ..........         150,514         2,271,260
    AST T. Rowe Price Global
       Bond Portfolio .......................         172,046         1,907,994
    AST T. Rowe Price Large-Cap
       Growth Portfolio .....................       1,948,265        19,287,825
    AST T. Rowe Price Natural
       Resources Portfolio ..................         101,320         2,895,734
    AST William Blair International
       Growth Portfolio .....................       1,076,925        15,507,725
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $165,316,774) .....................................       173,578,471
                                                                   ------------
SHORT-TERM INVESTMENT -- 6.8%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $12,773,953) (Note 4)(w) .......      12,773,953        12,773,953
                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
    (cost $178,090,727; Note 6) .............................       186,352,424
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (0.1)% ..................................          (250,459)
                                                                   ------------
NET ASSETS -- 100.0% ........................................      $186,101,965
                                                                   ============

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Core Bonds                                                              26.3%
Large/Mid-Cap Growth                                                    22.6
Large/Mid-Cap Value                                                     20.9
International Growth                                                     8.3
International Value                                                      8.2
Cash                                                                     6.8
High Yield Bonds                                                         2.0
Sector                                                                   1.6
Small Cap Growth                                                         1.2
Small Cap Value                                                          1.2
Global Bonds                                                             1.0
                                                                       -----
                                                                       100.1
Liabilities in excess of other assets                                   (0.1)
                                                                       -----
                                                                       100.0%
                                                                       =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B91

                -------------------------------------------------
                AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 102.4%

COMMON STOCKS --60.8%

                                                                      VALUE
                                                       SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE -- 1.6%
    Boeing Co.* .............................          27,037      $  2,214,601
    Lockheed Martin Corp. ...................           8,425           604,409
                                                                   ------------
                                                                      2,819,010
                                                                   ------------
AIRLINES
    Southwest Airlines Co. ..................           5,360            87,743
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Cummins, Inc. ...........................          15,373         1,879,349
                                                                   ------------
AUTOMOTIVE PARTS -- 0.4%
    Group 1 Automotive, Inc.(a) .............          12,956           729,941
                                                                   ------------
BEVERAGES -- 1.6%
    Coca-Cola Co. ...........................          42,373         1,822,887
    Pepsi Bottling Group, Inc. ..............          26,865           863,710
    PepsiCo, Inc. ...........................           3,658           219,626
                                                                   ------------
                                                                      2,906,223
                                                                   ------------
BIOTECHNOLOGY -- 0.9%
    Amgen, Inc.* ............................          24,931         1,626,249
    Biogen Idec, Inc.* ......................           1,242            57,542
                                                                   ------------
                                                                      1,683,791
                                                                   ------------
BUILDING MATERIALS -- 0.7%
    Lowe's Cos., Inc. .......................          10,011           607,367
    Universal Forest Products, Inc. .........           1,419            89,014
    USG Corp.* ..............................           7,301           532,462
                                                                   ------------
                                                                      1,228,843
                                                                   ------------
BUSINESS SERVICES -- 1.3%
    Accenture Ltd.  (Class A Stock)* .......           37,006         1,048,010
    Acxiom Corp. ............................          33,530           838,250
    Corporate Executive
       Board Co. (The) ......................             106            10,621
    Harland, (John H.) Co. ..................          10,865           472,628
                                                                   ------------
                                                                      2,369,509
                                                                   ------------
CAPITAL MARKETS -- 0.5%
    Mellon Financial Corp. ..................          24,604           847,116
                                                                   ------------
CHEMICALS -- 1.1%
    Celanese Corp. ..........................          42,933           876,692
    Hercules, Inc.*  ........................           5,059            77,200
    Lyondell Chemical Co.(a) ................          26,246           594,734
    Sherwin-Williams Co. (The) ..............           5,316           252,404
    Westlake Chemical Corp. .................           7,803           232,530
                                                                   ------------
                                                                      2,033,560
                                                                   ------------
COMPUTER HARDWARE -- 3.0%
    Hewlett-Packard Co. .....................          78,295         2,480,386
    International Business
       Machines Corp. .......................          35,569         2,732,410
    Komag, Inc.* ............................             461            21,289
    Lexmark International, Inc.,
       (Class A Stock)* .....................           2,981           166,429
                                                                   ------------
                                                                      5,400,514
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.5%
    Cadence Design Systems, Inc.* ...........           4,569            78,358
    Global Payments, Inc. ...................          17,469           848,120
                                                                   ------------
                                                                        926,478
                                                                   ------------
CONSTRUCTION -- 0.3%
    Building Material Holding Corp.(a) ......           4,972           138,570
    McDermott International, Inc. ...........           7,831           356,075
                                                                   ------------
                                                                        494,645
                                                                   ------------
CONSUMER CYCLICALS - MOTOR VEHICLE -- 0.2%
    ArvinMeritor, Inc.(a) ...................          17,300           297,387
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.6%
    Johnson & Johnson .......................           2,705           162,084
    Loews Corp. - Carolina Group ............          17,387           893,170
                                                                   ------------
                                                                      1,055,254
                                                                   ------------
CONSUMER STAPLES - HOME PRODUCTS -- 1.0%
    Colgate-Palmolive Co. ...................          30,217         1,809,998
                                                                   ------------
DISTRIBUTION/WHOLESALE -- 0.2%
    WESCO International, Inc. ...............           4,750           327,750
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.1%
    Seaboard Corp. ..........................             198           253,440
                                                                   ------------
ELECTRIC -- 0.4%
    Pepco Holdings, Inc. ....................          32,560           767,765
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.2%
    Arrow Electronics, Inc.* ................          28,396           914,351
    Emerson Electric Co. ....................             473            39,642
    National Semiconductor Corp.(a) .........          44,762         1,067,574
    Plexus Corp.*  ..........................           5,797           198,315
                                                                   ------------
                                                                      2,219,882
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.1%
    Disney, (Walt) Co. ......................          32,552           976,560
    Time Warner, Inc.* ......................          51,732           894,964
                                                                   ------------
                                                                      1,871,524
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.1%
    Waste Management, Inc. ..................           2,849           102,222
                                                                   ------------
FINANCIAL - BANK & TRUST -- 3.6%
    Bank of America Corp. ...................          35,296         1,697,738
    Corus Bankshares, Inc.(a) ...............          19,275           504,619
    Downey Financial Corp. ..................          12,941           878,047
    FirstFed Financial Corp.* ...............             200            11,534
    Golden West Financial Corp. ............            8,968           665,426
    KeyCorp .................................             756            26,974
    Northern Trust Corp. ....................          11,283           623,950
    State Street Corp. ......................           5,152           299,280
    U.S. Bancorp ............................           1,214            37,488
    Wachovia Corp.(a) .......................           2,716           146,881
    Wells Fargo & Co. .......................          21,920         1,470,394
                                                                   ------------
                                                                      6,362,331
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B92

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FINANCIAL SERVICES -- 7.1%
    American Express Co. ....................          24,041      $  1,279,462
    AmeriCredit Corp.(a) ....................          19,718           550,527
    Capital One Financial Corp. .............          21,065         1,800,004
    Citigroup, Inc. .........................          73,106         3,526,633
    Goldman Sachs Group, Inc. ...............          15,321         2,304,738
    Lehman Brothers Holdings, Inc. ..........          21,423         1,395,708
    Morgan Stanley ..........................          17,926         1,133,103
    PNC Financial Services Group, Inc. ......           1,936           135,849
    Washington Mutual, Inc. .................          12,934           589,532
                                                                   ------------
                                                                     12,715,556
                                                                   ------------
FOOD -- 1.9%
    Campbell Soup Co. .......................          42,144         1,563,964
    General Mills, Inc. .....................          19,536         1,009,230
    Kroger Co. (The)* .......................          39,202           856,955
                                                                   ------------
                                                                      3,430,149
                                                                   ------------
HEALTHCARE SERVICES -- 2.4%
    Aetna, Inc.* ............................             754            30,107
    Humana, Inc. ............................          24,502         1,315,757
    Sierra Health Services, Inc.* ...........          28,968         1,304,429
    UnitedHealth Group, Inc. ................          25,183         1,127,695
    WellCare Health Plans, Inc.* ............          10,258           503,155
                                                                   ------------
                                                                      4,281,143
                                                                   ------------
HOTELS & MOTELS -- 0.8%
    Choice Hotels International, Inc. .......          22,458         1,360,955
                                                                   ------------
INSURANCE -- 2.5%
    ACE Ltd. ................................           7,663           387,671
    Arch Capital Group Ltd.* ................          15,851           942,501
    Berkley, (W.R.) Corp. ...................          40,498         1,382,197
    Chubb Corp. .............................          15,281           762,522
    First American Corp. ....................          13,063           552,173
    LandAmerica Financial
       Group, Inc.(a) .......................           3,469           224,097
    Zenith National Insurance Corp. .......             6,466           256,506
                                                                   ------------
                                                                      4,507,667
                                                                   ------------
INTERNET SERVICES -- 0.2%
    RealNetworks, Inc.*(a)  .................          26,779           286,535
                                                                   ------------
MEDIA -- 1.1%
    DirecTV Group, Inc.  (The)* .............          39,840           657,360
    McGraw-Hill Cos., Inc. ..................          25,694         1,290,610
                                                                   ------------
                                                                      1,947,970
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 2.4%
    Alcon, Inc. (Switzerland) ...............             405            39,913
    Applera Corp.- Applied
       Biosystems Group(a) ..................          30,807           996,606
    Becton, Dickinson & Co. .................          19,137         1,169,845
    Kinetic Concepts, Inc.* .................           5,728           252,891
    McKesson Corp. ..........................          36,768         1,738,391
                                                                   ------------
                                                                      4,197,646
                                                                   ------------
METALS & MINING -- 1.7%
    Freeport-McMoRan Copper &
       Gold, Inc. (Class B Stock) ...........          12,935           716,729
    Nucor Corp. .............................          24,517         1,330,047
    Steel Dynamics, Inc. ....................          15,376         1,010,818
                                                                   ------------
                                                                      3,057,594
                                                                   ------------
MISCELLANEOUS MANUFACTURING
    Acuity Brands, Inc. .....................             294            11,440
                                                                   ------------
OIL & GAS -- 6.3%
    ChevronTexaco Corp. .....................          48,788         3,027,783
    Exxon Mobil Corp. .......................          81,917         5,025,608
    Grey Wolf, Inc.*(a) .....................          58,373           449,472
    Marathon Oil Corp. ......................           9,829           818,756
    Occidental Petroleum Corp. ..............           3,231           331,339
    Tesoro Corp.*(a) ........................           3,736           277,809
    Valero Energy Corp. .....................          17,864         1,188,313
    Vectren Corp. ...........................           4,382           119,410
                                                                   ------------
                                                                     11,238,490
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.6%
    Louisiana-Pacific Corp. .................          17,498           383,206
    Temple-Inland, Inc. .....................          14,192           608,411
                                                                   ------------
                                                                        991,617
                                                                   ------------
PHARMACEUTICALS -- 2.6%
    Alkermes, Inc.*(a) ......................          20,744           392,477
    Alpharma, Inc. (Class A Stock) ..........           3,635            87,385
    AmerisourceBergen Corp. .................          31,036         1,301,029
    Cardinal Health, Inc. ...................          15,677         1,008,501
    Endo Pharmaceutical, Inc* ...............           7,613           251,077
    Hospira, Inc. ...........................           3,836           164,718
    ImClone Systems, Inc.* ..................           3,918           151,392
    King Pharmaceuticals, Inc.* .............          38,360           652,120
    Merck & Co., Inc. .......................          16,915           616,213
    Pfizer, Inc. ............................           1,316            30,887
                                                                   ------------
                                                                      4,655,799
                                                                   ------------
PRINTING & PUBLISHING -- 0.1%
    Wiley, (John) & Sons, Inc.
       (Class A Stock) ......................           3,906           129,679
                                                                   ------------
RAILROADS -- 0.1%
    Burlington North Santa Fe Corp. .........             188            14,899
    Norfolk Southern Corp. ..................             973            51,783
    Union Pacific Corp. .....................           1,392           129,400
                                                                   ------------
                                                                        196,082
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
    CBL & Associates Properties, Inc. .......             513            19,971
    Taubman Centers, Inc. ...................           2,797           114,397
                                                                   ------------
                                                                        134,368
                                                                   ------------
RESTAURANTS -- 1.0%
    Darden Restaurants, Inc. ................          29,589         1,165,807
    Domino's Pizza, Inc. ....................           3,519            87,060

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B93

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
RESTAURANTS (CONT'D.)
    Papa John's International, Inc.* ........             686      $     22,775
    Yum! Brands, Inc. .......................           9,935           499,432
                                                                   ------------
                                                                      1,775,074
                                                                   ------------
RETAIL & MERCHANDISING -- 2.5%
    American Eagle Outiftters, Inc. .........           9,303           316,674
    Barnes & Noble, Inc.* ...................          31,458         1,148,217
    Big Lots, Inc.* .........................          23,197           396,205
    Brown Shoe Co., Inc. ....................           3,633           123,813
    Dollar Tree Stores, Inc.* ...............          19,866           526,449
    Home Depot, Inc. ........................          11,132           398,414
    JC Penney Co., Inc. .....................           3,788           255,728
    Longs Drug Stores Corp. .................          10,122           461,766
    OfficeMax, Inc. .........................          12,088           492,586
    Pantry, Inc.* ...........................           1,713            98,566
    Payless Shoesource, Inc.* ...............           2,636            71,620
    Sears Holdings Corp.* ...................             136            21,058
    SUPERVALU, Inc. .........................           1,686            51,760
                                                                   ------------
                                                                      4,362,856
                                                                   ------------
SEMICONDUCTORS -- 0.6%
    Freescale Semiconductor, Inc.
       (Class B Stock) ......................           7,740           227,556
    Lam Research Corp. ......................          10,832           504,988
    ON Semiconductor Corp.* .................          11,638            68,431
    Texas Instruments, Inc. .................          10,252           310,533
                                                                   ------------
                                                                      1,111,508
                                                                   ------------
SOFTWARE -- 0.5%
    BMC Software, Inc.*(a) ..................          10,687           255,419
    Intuit, Inc.* ...........................           4,756           287,215
    Microsoft Corp. .........................          12,727           296,539
    Oracle Corp.* ...........................           1,456            21,098
                                                                   ------------
                                                                        860,271
                                                                   ------------
TELECOMMUNICATIONS -- 2.0%
    AT&T, Inc. ..............................          17,566           489,916
    BellSouth Corp. .........................          10,646           385,385
    CenturyTel, Inc. ........................             427            15,863
    Cisco Systems, Inc.* ....................          56,464         1,102,742
    Motorola, Inc. ..........................           6,790           136,819
    Sprint Corp. ............................          36,474           729,115
    Verizon Communications, Inc. ............          18,825           630,449
                                                                   ------------
                                                                      3,490,289
                                                                   ------------
TRANSPORTATION -- 0.4%
    FedEx Corp.  ............................           1,108           129,481
    United Parcel Service, Inc.
       (Class B Stock) ......................           6,076           500,237
                                                                   ------------
                                                                        629,718
                                                                   ------------
UTILITIES -- 2.4%
    AES Corp.* ..............................          54,274         1,001,355
    FirstEnergy Corp. .......................          21,068         1,142,096
    TXU Corp. ...............................          35,610         2,129,122
    UGI Corp. ...............................             827            20,361
                                                                   ------------
                                                                      4,292,934
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $100,917,954) .....................................       108,139,615
                                                                   ------------

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 19.7%
FEDERAL HOME LOAN BANK -- 0.8%
    4.625%           02/01/08                            $1,400     $  1,381,762
                                                                    ------------
FEDERAL HOME LOAN MORTGAGE CORP.-- 5.9%
    4.50%      12/15/14 - 01/01/19                        1,873        1,798,208
    5.00%      02/15/16 - 04/01/21                        3,752        3,662,329
    5.30%            05/12/20                             1,800        1,652,992
    5.50%      03/28/16 - 12/01/33                        1,163        1,130,921
    6.50%            06/01/16                               213          215,188
    7.00%      03/15/10 - 08/01/29                        2,008        2,103,660
                                                                    ------------
                                                                      10,563,298
                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOC. -- 12.8%
    4.50%            05/01/19                               807          762,974
    4.75%            08/03/07                             1,820        1,805,291
    5.00%      03/25/19 - 07/15/35                        4,307        4,072,573
    5.50%      12/01/16 - 01/01/34                        7,623        7,370,979
    5.80%            02/09/26                             2,200        2,117,603
    6.00%      12/01/13 - 04/01/14                          194          195,092
    6.00%              TBA                                3,872        3,810,649
    6.50%      01/01/32 - 08/01/32                          253          255,006
    6.625%     09/15/09 - 11/15/30                        1,775        1,901,604
    7.00%      05/01/11 - 06/01/32                          471          483,258
    7.50%      03/01/27 - 09/01/30                           83           85,209
                                                                    ------------
                                                                      22,860,238
                                                                    ------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.2%
    6.00%      04/15/28 - 05/15/28                           64           63,660
    6.50%      03/15/28 - 04/15/28                           47           47,546
    7.00%      12/15/27 - 05/15/31                          131          135,944
    7.50%            05/15/30                                49           51,423
    8.00%            03/15/27                                10           10,993
    8.75%            04/15/27                                 5            4,882
                                                                    ------------
                                                                         314,448
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED SECURITIES
    (cost $35,924,867)   ......................................       35,119,746
                                                                    ------------
CORPORATE BONDS -- 7.6%
Aerospace -- 0.1%
Lockheed Martin Corp., Bonds
    8.50%            12/01/29          Baa1                  51           64,190
United Technologies Corp., Notes
    6.05%            06/01/36           A2                  160          157,396
                                                                    ------------
                                                                         221,586
                                                                    ------------
BEVERAGES -- 0.2%
Miller Brewing Co., Notes, 144A(g)
    4.25%            08/15/08          Baa1                 300          291,270
                                                                    ------------
CHEMICALS
Dow Chemical Co., Debs.
    7.375%           11/01/29           A3                   51           56,643
                                                                    ------------
COMMERCIAL SERVICES -- 0.1%
D.R. Horton, Inc., Sr. Notes
    7.875%           08/15/11          Baa3                 210          220,423
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B94

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BONDS (CONTINUED)
ENERGY -- 0.1%
XTO Energy, Inc., Notes
    5.30%            06/30/15          Baa3               $ 100     $     92,958
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.2%
Disney, (Walt) Co., Notes
    5.50%            12/29/06           A3                  400          400,029
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
Waste Management, Inc., Sr. Notes
    7.00%            07/15/28          Baa3                 210          217,688
                                                                    ------------
FINANCIAL - BANK & TRUST -- 0.4%
General Electric Capital Corp., Notes
    6.125%           02/22/11          Aaa                  190          193,571
HSBC Finance Corp., Sr. Notes
    4.625%           09/15/10          Aa3                  170          162,926
PNC Bank NA, Sr. Sub. Notes
    4.875%           09/21/17           A2                  200          181,206
Wells Fargo & Co. Sr. Unsec'd. Notes
    4.625%           08/09/10          Aa1                  270          260,462
                                                                    ------------
                                                                         798,165
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.5%
Lehman Brothers Holdings, Notes
    5.00%            01/14/11           A1                  220          213,106
Merrill Lynch & Co., Inc., Notes
    4.25%            02/08/10          Aa3                  200          190,090
    Sub. Notes
    6.05%            05/16/16           A1                  190          188,748
Morgan Stanley, Notes
    4.25%            05/15/10          Aa3                  150          141,620
    4.00%            01/15/10          Aa3                  100           94,530
                                                                    ------------
                                                                         828,094
                                                                    ------------
FINANCIAL SERVICES -- 1.9%
Abbey National PLC, Sub. Notes
    7.95%            10/26/29           A1                   51           60,716
American General Finance, Notes
    4.50%            11/15/07           A1                  300          295,491
AXA Financial, Inc., Sub. Notes
    8.60%            12/15/30           A3                   51           60,695
Devon Financing Corp. LLC, Gtd. Bonds
    7.875%           09/30/31          Baa2                  51           58,240
Fannie Mae, Notes
    5.00%            09/14/07          Aaa                2,407        2,392,012
John Deere Capital Corp., Sr. Notes
    4.50%            08/25/08           A3                  270          263,748
Quebec Province, Notes
    5.00%            07/17/09           A1                  250          246,351
Residential Capital, Sr. Notes
    6.50%            04/17/13          Baa3                  50           49,067
                                                                    ------------
                                                                       3,426,320
                                                                    ------------
FOOD -- 0.2%
Cadbury Schweppes US Finance LLC,
    Gtd. Notes, 144A(g)
    3.875%           10/01/08          Baa2                 190          182,171
Kellogg Co., Debs
    7.45%            04/01/31          Baa1                  51           57,876
Kraft Foods, Inc., Bonds
    6.50%            11/01/31           A3                   51           50,931
                                                                    ------------
                                                                         290,978
                                                                    ------------
INSURANCE -- 0.4%
Genworth Financial, Inc., Notes
    4.95%            10/01/15           A2                  120          110,929
    5.75%            06/15/14           A2                  300          295,644
Monumental Global Funding II, Notes, 144A(g)
    3.85%            03/03/08          Aa3                  350          339,640
                                                                    ------------
                                                                         746,213
                                                                    ------------
MEDIA -- 0.4%
Cox Communications, Inc., Notes
    7.125%           10/01/12          Baa3                 300          310,297
Knight Ridder, Inc., Notes
    7.125%           06/01/11          Ba1                  150          153,491
News America Holdings Co., Gtd. Notes
    7.75%            01/20/24          Baa2                 150          160,749
Time Warner, Inc., Gtd. Notes
    7.625%           04/15/31          Baa2                  51           54,913
                                                                    ------------
                                                                         679,450
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.2%
Laboratory Corp. of America, Sr. Unsec'd. Notes
    5.625%           12/15/15          Baa3                 240          229,577
Schering-Plough Corp., Sr. Notes
    5.55%            12/01/13          Baa1                 150          145,403
                                                                    ------------
                                                                         374,980
                                                                    ------------
METALS & MINING -- 0.1%
Alcan, Inc., Notes
    4.50%            05/15/13          Baa1                 200          183,136
                                                                    ------------
OIL & GAS -- 0.6%
ConocoPhillips Holding Co., Sr. Notes
    6.95%            04/15/29           A1                   51           55,495
Devon Financing Corp. LLC, Sr. Notes
    2.75%            08/01/06          Baa2                 300          299,339
Enterprise Products Operating LP, Sr. Notes
    4.95%            06/01/10          Baa3                 360          345,051
    6.65%            10/15/34          Baa3                 110          104,366
Premcor Refining Group, Inc., Gtd. Notes
    6.125%           05/01/11          Baa3                 270          270,957
                                                                    ------------
                                                                       1,075,208
                                                                    ------------
RAILROADS -- 0.2%
Canadian National Railways Co., Bonds
    6.25%            08/01/34           A3                  300          303,608
Norfolk Southern Corp., Bonds
    7.80%            05/15/27          Baa1                  10           11,638
                                                                    ------------
                                                                         315,246
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B95

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BONDS (CONTINUED)
RETAIL & MERCHANDISING -- 0.4%
May Department Stores Co., Notes
    4.80%            07/15/09          Baa1              $  500     $    486,255
Target Corp., Sr. Unsec'd. Notes
    7.00%            07/15/31           A2                   51           56,146
Wal-Mart Stores, Inc., Bonds
    5.25%            09/01/35          Aa2                   90           78,528
Wal-Mart Stores, Inc., Sr. Unsec'd. Notes
    7.55%            02/15/30          Aa2                   51           59,181
                                                                    ------------
                                                                         680,110
                                                                    ------------
TELECOMMUNICATIONS -- 0.7%
AT&T Corp., Sr. Notes
    9.05%            11/15/11           A2                  233          247,337
BellSouth Corp., Notes
    6.875%           10/15/31           A2                   51           50,307
Nextel Communications, Sr. Notes
    5.95%            03/15/14          Baa2                 440          422,683
Sprint Capital Corp., Notes
    8.375%           03/15/12          Baa2                 240          265,176
Telecom Italia Capital SA Co.,
    Gtd. Notes (Luxembourg)
    4.00%            01/15/10          Baa2                 140          131,009
Telefonica Emisiones Sau, Gtd. Notes
    5.984%           06/20/11          Baa1                  60           59,780
                                                                    ------------
                                                                       1,176,292
                                                                    ------------
UTILITIES -- 0.8%
Carolina Power & Light, First Mortgage
    5.15%            04/01/15           A3                   50           47,077
CenterPoint Energy Resources Corp., Debs.
    6.50%            02/01/08          Baa3                 350          352,913
Dominion Resources, Inc., Notes
    4.125%           02/15/08          Baa2                 300          292,449
    4.75%            12/15/10          Baa2                 140          133,626
FirstEnergy Corp., Notes
    7.375%           11/15/31          Baa3                 121          129,815
Hydro-Quebec Local Government, Gtd. Notes
    8.40%            01/15/22           A1                   51           64,214
Nisource Finance Corp., Gtd. Notes
    5.25%            09/15/17          Baa3                 120          109,169
Pacific Gas & Electric Corp., First Mortgage
    6.05%            03/01/34          Baa1                 150          141,572
Southern California Edison Co., First Mortgage
    5.625%           02/01/36           A3                  150          135,214
                                                                    ------------
                                                                       1,406,049
                                                                    ------------
TOTAL CORPORATE BONDS
    (cost $13,792,806) ........................................       13,480,838
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 5.8%
U.S. Treasury Bonds
    4.50%            02/15/36                               200          179,328
    4.875%     04/30/11 - 05/31/11                        2,152        2,130,115
    5.125%           05/15/16                             1,688        1,686,022
    6.125%           11/15/27                               400          441,969
    6.25%            05/15/30                               309          349,991
    7.125%           02/15/23                             1,050        1,256,226
    8.125%           08/15/21                             2,320        2,990,807
U.S. Treasury Inflationary Bond, TIPS
    2.00%            01/15/16                             1,400        1,357,521
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $10,678,327) ........................................       10,391,979
                                                                    ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 5.0%
Banc of America Commercial
    Mortgage, Inc., Series 2004-1,
    Class XP(IO)
    0.69%            11/10/39         AAA(d)              5,102          108,237
Bank of America Large Loan,
    Series 2005- MIB1,
    Class A1, 144A(c)(g)
    5.349%           08/15/07          Aaa                  816          815,987
Bank of America Mortgage
    Securities, Series 2004-F,
    Class 2A5(c)
    4.151%           07/25/34          Aaa                2,000        1,909,536
Bear Stearns Commercial
    Mortgage Securities, Series
    2004-T16, Class X2(IO)
    0.77%            08/13/46          Aaa                6,982          236,913
Bear Sterns Commercial
    Mortgage Securities, Series
    2006-BBA, Class A1(c)
    5.24%            03/15/19          Aaa                  450          450,045
Commercial Mortgage
    Acceptance Corp., Series
    1998-C2, Class X(IO)
    1.00%            09/15/30          Aaa                5,944          170,289
GMAC Commercial Mortgage
    Securities, Inc., Series
    2002-C2, Class A1
    4.321%            10/15/38         Aaa                  111          109,993
LB-UBS Commercial Mortgage
    Trust, Series 2005-C3, Class A3
    4.647%           07/15/30          Aaa                1,000          950,311
    Series 2004-C4, Class A2(c)
    4.567%           06/15/29          Aaa                  700          681,692
    Series 2003-C5, Class A2
    3.478%           07/15/27          Aaa                1,100        1,054,309
Lehman Brothers Commercial
    Mortgage Trust, Series
    2005-LLFA, Class A1, 144A(c)(g)
    5.299%           07/15/18          Aaa                  378          377,526
Master Alternative Loans Trust,
    Series 2003-8, Class 4A1
    7.00%            12/25/33         AAA(d)                 66           65,517
Washington Mutual, Series
    2004-AR4, Class A6(c)
    3.803%           06/25/34          Aaa                  850          804,550
    Series 2004-AR9, Class A7(c)
    4.17%            08/25/34          Aaa                  950          908,013
    Series 2005-AR11, Class A1C1(c)
    5.523%           07/25/45          Aaa                  254          253,890
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (cost $9,192,076)    ......................................        8,896,808
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B96

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
ASSET-BACKED SECURITIES -- 3.3%
ABSC NIMS Trust, Series
    2004-HE5, Class A1 144A(g)
    5.00%            08/27/34        BBB+(d)             $    2     $      2,339
Accredited Mortgage Loan Trust,
    Series 2004-4, Class A2A(c)
    5.383%           04/25/36          Aaa                  426          425,754
    Series 2006-2, Class A1(c)
    5.216%           09/25/36          Aaa                  400          399,938
Ameriquest Finance NIM Trust,
    Series 2004-RN5, Class A, 144A(g)
    5.193%           06/25/34        BBB+(d)                  2            2,339
Ameriquest Mortgage Securities,
      Inc., Series 2006-R1, Class A2A(c)
    5.403%           03/25/36          Aaa                  288          288,499
Capital One Prime Auto
    Receivables Trust, Series
    2004-2, Class A4(c)
    5.259%           03/15/10          Aaa                1,125        1,125,532
CNH Equipment Trust, Series
    2004-A, Class A3A(c)
    5.269%           10/15/08          Aaa                  172          172,320
Countrywide Asset-Backed
    Certificates, Series
    2004-11N, Class N, 144A(g)
    5.25%                04/25/36     BBB(d)                  1            1,046
    Series 2005-7, Class 3AV1(c)
    5.443%           11/25/25          Aaa                  447          446,651
    Series 2006-6, Class 2A1(c)
    5.393%           04/25/36          Aaa                  544          544,072
Credit-Based Asset Servicing
    and Securitization Trust,
    Series 2006-CB3, Class AV1(c)
    5.383%           04/25/36          Aaa                  629          628,992
Indymac Residential Asset
    Backed Trust, Series 2006-B,
    Class 2A1(c)
    5.383%           06/25/36          Aaa                  405          405,378
Long Beach Asset Holdings
    Corp., Series 2005-1,
    Class N1, 144A(g)
    4.115%           02/25/35           NR                   11           10,565
Long Beach Mortgage Loan
    Trust, Series 2006-2, Class 2A1(c)
    5.393%           03/25/36          Aaa                  419          419,564
Nomura Home Equity Loan,
    Inc., Series 2006-HE1,
    Class A1(c)
    5.161%           02/25/36          Aaa                   49           49,173
    Series 2006-HE2, Class A1(c)
    5.141%           03/25/36          Aaa                   71           70,688
Residential Asset Mortgage
    Products, Inc., Series
    2005-RS1, Class AII1(c)
    5.433%           01/25/35          Aaa                  276          275,947
Residential Asset Securities
    Corp., Series 2004-KS2, Class MI1
    4.71%            03/25/34          Aa2                  110          105,131
SLM Student Loan Trust,
    Series 2006-4, Class A1(c)
    5.057%           07/25/12          Aaa                  560          559,989
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
    (cost $5,937,582) .........................................        5,933,917
                                                                    ------------
MUNICIPAL BOND -- 0.2%
Illinois -- 0.2%
Illinois State Taxable Pension
    (cost $306,772)
    5.10%            06/01/33           Aa3                 300          268,953
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $176,750,384) .......................................      182,231,856
                                                                    ------------
SHORT-TERM INVESTMENTS -- 4.2%

                                                         SHARES
                                                         ------
AFFILIATED MONEY MARKET MUTUAL FUND -- 2.9%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $5,227,481; includes
       $5,227,481 of cash collateral
       for securities on loan)(b)(w)
       (Note 4) .............................         5,227,481        5,227,481
                                                                    ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                        (000)
                                                      ---------
U.S. GOVERNMENT AGENCY OBLIGATION -- 1.3%
Federal Home Loan Bank
    (cost $2,292,000)
    4.90%            07/03/06                            $2,292        2,292,000
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $7,519,481) .........................................        7,519,481
                                                                    ------------
TOTAL INVESTMENTS -- 106.6%
    (cost $184,269,865; Note 6) ...............................      189,751,337
LIABILITIES IN EXCESS OF OTHER
    ASSETS(u) -- (6.6)% .......................................      (11,795,350)
                                                                    ------------
NET ASSETS -- 100.0% ..........................................     $177,955,987
                                                                    ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO     Interest Only

NR     Not Rated by Moodys or Standard & Poor's

TBA    Securities Purchased on a Forward Commitment Basis

TIPS   Treasury Inflation Protected Securities

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $4,980,104; cash collateral of $5,227,481
       (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B97

          -------------------------------------------------------------
          AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO (CONTINUED)
          -------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)    Indicates a variable rate security.

(d)    Standard & Poor's rating.

(g)    Indicates a security that has been deemed illiquid.

(u) Liabilities in excess of other assets includes unrealized appreciation on futures contracts as follows:

Future contracts open at June 30, 2006:

  NUMBER                              VALUE AT     VALUE AT
    OF                  EXPIRATION     TRADE       JUNE 30,        UNREALIZED
CONTRACTS      TYPE       MONTH        DATE          2006        (DEPRECIATION)
---------     -----     -----------   ---------    ---------     --------------
LONG POSITIONS:
      2        S&P
               500       Sep 06(1)     $640,050     $639,700         $(350)
                                                                     ======

(1) Cash of $32,000 has been segregated with the custodian to cover requirements for the above open futures contracts at June 30, 2006.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
U.S. Government Agency Mortgage-Backed Securities                       19.7%
Corporate Obligations                                                    7.6
Financial Services                                                       7.1
Oil & Gas                                                                6.1
U.S. Treasury Obligations                                                5.8
Collateralized Mortgage Obligations                                      5.0
Financial - Bank & Trust                                                 4.1
Asset-Backed Securities                                                  3.3
Computer Hardware                                                        3.0
Affiliated Money Market Mutual Fund (including 2.9%
    of collateral received for securities on loan)                       2.9
Pharmaceuticals                                                          2.6
Insurance                                                                2.5
Retail & Merchandising                                                   2.5
Medical Supplies & Equipment                                             2.4
Utilities                                                                2.4
Telecommunications                                                       2.0
Food                                                                     1.9
Healthcare Services                                                      1.7
Metals & Mining                                                          1.7
Aerospace                                                                1.6
Beverages                                                                1.6
Business Services                                                        1.3
U.S. Government Agency Obligations                                       1.3
Electronic Components & Equipment                                        1.2
Automobile Manufacturers                                                 1.1
Chemicals                                                                1.1
Entertainment & Leisure                                                  1.1
Hotels, Restaurants & Leisure                                            1.1
Media                                                                    1.1
Consumer Staples - Home Products                                         1.0
Biotechnology                                                            0.9
Building Materials                                                       0.7
Healthcare Providers & Services                                          0.7
Restaurants                                                              0.7
Paper & Forest Products                                                  0.6
Semiconductors                                                           0.6
Computer Services & Software                                             0.5
Farming & Agriculture                                                    0.5
Software                                                                 0.5
Automotive Parts                                                         0.4
Electric                                                                 0.4
Transportation                                                           0.4
Distribution/Wholesale                                                   0.3
Construction                                                             0.2
Consumer Cyclicals - Motor Vehicle                                       0.2
Internet Services                                                        0.2
Municipal Bonds                                                          0.2
Oil, Gas & Consumable Fuels                                              0.2
Consumer Products & Services                                             0.1
Diversified Operations                                                   0.1
Environmental Services                                                   0.1
Printing & Publishing                                                    0.1
Railroads                                                                0.1
Real Estate Investment Trust                                             0.1
Airlines                                                                  --*
Miscellaneous Manufacturing                                               --*
                                                                       -----
                                                                       106.6
Liabilities in excess of other assets                                   (6.6)
                                                                       -----
                                                                       100.0%
                                                                       =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B98

                  --------------------------------------------
                  AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                  --------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.6%

COMMON STOCKS -- 65.1%

                                                                      VALUE
                                                     SHARES          (NOTE 2)
                                                    ---------      ------------
ADVERTISING -- 0.4%
    Aegis Group PLC
       (United Kingdom) ......................         73,059      $    175,970
    Getty Images, Inc.* ......................          1,700           107,967
    Lamar Advertising Co.*(a) ................         10,700           576,302
    Omnicom Group, Inc. ......................          4,900           436,541
    Publicis Groupe SA (France) ..............          6,239           240,996
    WPP Group PLC
       (United Kingdom) ......................         13,300           160,971
    WPP Group PLC, ADR
       (United Kingdom) ......................          1,100            66,319
                                                                   ------------
                                                                      1,765,066
                                                                   ------------
AEROSPACE -- 1.0%
    Boeing Co. ...............................         13,300         1,089,403
    British Airways PLC.
       (United Kingdom)* .....................         13,970            88,544
    DRS Technologies, Inc.*(a) ...............            420            20,475
    General Dynamics Corp. ...................         12,200           798,612
    Goodrich Corp. ...........................         12,000           483,480
    MTC Technologies, Inc.* ..................          1,300            30,719
    Rockwell Collins, Inc. ...................         15,400           860,398
    Teledyne Technologies, Inc.* .............            500            16,380
    Triumph Group, Inc.* .....................          1,400            67,200
    United Technologies Corp. ................         12,200           773,724
                                                                   ------------
                                                                      4,228,935
                                                                   ------------
AIRLINES -- 0.2%
    Qantas Airways Ltd.(Australia) ...........         21,470            47,225
    Republic Airways Holdings* ...............          3,400            57,868
    SkyWest, Inc. ............................          6,400           158,720
    Southwest Airlines Co. ...................         22,400           366,688
                                                                   ------------
                                                                        630,501
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
    Bayerische Motoren Werke AG
       (Germany) .............................          5,539           276,727
    General Motors Corp.(a) ..................         22,100           658,359
    Honda Motor Co. Ltd. (Japan) .............          8,000           253,757
    Oshkosh Truck Corp. ......................          3,300           156,816
    Rolls Royce Group PLC
       (United Kingdom)* .....................         19,152           146,623
    Rolls Royce Group PLC
       (Class B Stock) (United Kingdom) ......      1,182,040             2,241
    Toyota Motor Corp. (Japan) ...............          9,800           512,950
    Volvo AB (Sweden) ........................          3,600           177,080
                                                                   ------------
                                                                      2,184,553
                                                                   ------------
AUTOMOTIVE PARTS -- 0.2%
    Autoliv AB (Sweden) ......................          6,600           371,418
    Autoliv, Inc. ADR (Sweden) ...............          2,000           113,140
    Koito Manufacturing Co. Ltd. (Japan) .....         12,000           178,469
                                                                   ------------
                                                                        663,027
                                                                   ------------
BANKING
    Virginia Commerce Bancorp., Inc.* ........            450            10,755
                                                                   ------------

BEVERAGES -- 1.4%
    Anheuser-Busch Cos., Inc. ................         16,600           756,794
    Boston Beer Co., Inc.
       (Class A Stock)* ......................          1,800            52,722
    Coca-Cola Co. ............................         44,000         1,892,880
    Coca-Cola Enterprises, Inc.(a) ...........          9,500           193,515
    Compania Cervecerias Unidas
       SA, ADR (Chile) .......................          3,100            68,479
    Diageo PLC (United Kingdom) ..............         17,211           289,465
    Kirin Brewery Co. Ltd. (Japan) ...........         19,000           298,681
    Lion Nathan Ltd. (New Zealand) ...........         12,441            71,255
    PepsiCo, Inc. ............................         33,500         2,011,340
    Pernod Ricard SA (France) ................          1,654           327,910
                                                                   ------------
                                                                      5,963,041
                                                                   ------------
BROADCASTING -- 0.6%
    Cox Radio, Inc.(Class A Stock)* ..........          2,500            36,050
    Discovery Holding Co.
       (Class A Stock)* ......................          4,352            63,670
    Emmis Communications Corp.
       (Class A Stock)* ......................          1,100            17,204
    Liberty Media Holding Corp.
       (Class A Stock)* ......................          4,176           349,824
    Liberty Media Holding Corp.
       Interactive (Class A Stock)* ..........          7,281           125,670
    Meredith Corp. ...........................          2,100           104,034
    News Corp.(Class A Stock) ................         16,600           318,388
    Prosieben Sat.1(Germany)* ................          4,053           101,243
    Radio One, Inc.(Class D Stock)* ..........          4,900            36,260
    Scripps, (E.W.) Co.
       (Class A Stock) .......................          2,700           116,478
    Univision Communications, Inc.
       (Class A Stock)*(a) ...................          9,400           314,900
    Viacom, Inc.(Class B Stock)* .............         23,550           844,032
                                                                   ------------
                                                                      2,427,753
                                                                   ------------
BUILDING & CONSTRUCTION
    Wacker Chemie AG (Germany)* ..............            697            75,020
                                                                   ------------
BUILDING MATERIALS -- 0.3%
    American Standard Cos., Inc.(a) ..........         10,200           441,354
    Boral Ltd.(Australia) ....................         24,503           148,215
    Bouygues SA (France) .....................          5,370           276,114
    Cemex SA de CV(Mexico) ...................         19,596           111,706
    Holcim Ltd.(Switzerland) .................          1,366           104,694
    SCP Pool Corp.(a) ........................          2,612           113,961
    Trex Co., Inc.*(a) .......................            700            18,123
    Universal Forest Products, Inc. ..........            600            37,638
                                                                   ------------
                                                                      1,251,805
                                                                   ------------
BUSINESS SERVICES -- 0.6%
    Accenture Ltd.(Class A Stock)* ...........         13,900           393,648
    ChoicePoint, Inc.* .......................            966            40,350
    Corporate Executive
       Board Co.(The) ........................          2,200           220,440
    Downer EDI Ltd.(Australia) ...............         18,582           102,734
    Fair Isaac Corp. .........................          2,797           101,559
    First Data Corp. .........................         15,300           689,112

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B99

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
BUSINESS SERVICES (CONT'D.)
    Fiserv, Inc.* ............................          2,100      $     95,256
    Iron Mountain, Inc.*(a) ..................          3,325           124,289
    Manpower, Inc. ...........................          1,000            64,600
    Navigant Consulting, Inc.* ...............          1,300            29,445
    Robert Half International, Inc. ..........          6,000           252,000
    Senomyx, Inc.* ...........................          1,000            14,430
    TRANS COSMOS, Inc.(Japan) ................          5,100           126,118
    TTM Technologies, Inc.* ..................          5,500            79,585
    Univar NV (Netherlands) ..................          3,034           143,778
    Wireless Facilities, Inc.* ...............          5,000            13,750
                                                                   ------------
                                                                      2,491,094
                                                                   ------------
CABLE TELEVISION -- 0.4%
    Comcast Corp.(Class A Stock)*(a) .........         38,000         1,244,120
    DIRECTV Group, Inc.(The)* ................          5,655            93,308
    Liberty Global, Inc.(Class A Stock)* .....          1,132            24,338
    Rogers Communications, Inc.
       (Class B Stock) (Canada) ..............         10,800           436,320
                                                                   ------------
                                                                      1,798,086
                                                                   ------------
CHEMICALS -- 0.8%
    Arch Chemicals, Inc. .....................          2,950           106,347
    Avery Dennison Corp. .....................          5,600           325,136
    BASF AG (Germany) ........................          2,191           175,935
    Cabot Corp. ..............................          1,200            41,424
    Dow Chemical Co. .........................         19,700           768,891
    DSM NV (Netherlands) .....................          3,527           146,885
    DuPont, (E.I.) de Nemours & Co.(a) .......         17,759           738,774
    Ecolab, Inc. .............................          6,900           280,002
    Mitsubishi Gas Chemical
       Co., Inc.(Japan) ......................         24,000           275,149
    Mosaic Co.(The)* .........................          3,600            56,340
    Potash Corp. of Saskatchewan,
       Inc.(Canada) ..........................          2,300           197,731
    Sigma-Aldrich Corp.* .....................          1,500           108,960
    Sumitomo Bakelite Co.
       Ltd.(Japan) ...........................          8,000            75,079
    Symyx Technologies, Inc.* ................          3,300            79,695
    Valspar Corp. ............................            800            21,128
                                                                   ------------
                                                                      3,397,476
                                                                   ------------
CLOTHING & APPAREL -- 0.2%
    Adidas-Salomon AG (Germany) ..............          3,980           190,287
    Aoyama Trading Co. Ltd. (Japan) ..........          1,600            50,052
    Chico's FAS, Inc.*(a) ....................          4,200           113,316
    Cintas Corp. .............................          3,200           127,232
    Lotte Shopping Co. Ltd.,
       GDR (Korea)*(g) .......................          5,317           103,404
    NIKE, Inc.(Class B Stock) ................          4,300           348,300
    Quiksilver, Inc.* ........................          1,500            18,270
                                                                   ------------
                                                                        950,861
                                                                   ------------
COMMERCIAL SERVICES
    Jackson Hewitt Tax Service, Inc. .........          2,300            72,105
                                                                   ------------
COMPUTER HARDWARE -- 1.2%
    Acer, Inc.(Taiwan) .......................         13,000            22,846
    Affiliated Computer Services,
       Inc.(Class A Stock)*(a) ...............          2,600           134,186
    Apple Computer, Inc.*(a) .................         31,300         1,787,856
    Dell, Inc.* ..............................         47,000         1,147,270
    Hewlett-Packard Co. ......................          6,600           209,088
    Insight Enterprises, Inc.* ...............          2,900            55,245
    International Business
       Machines Corp. ........................         18,250         1,401,965
    Mercury Computer Systems, Inc.* ..........          1,100            16,929
    NCI, Inc.(Class A Stock)* ................            900            11,790
                                                                   ------------
                                                                      4,787,175
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 2.7%
    Activision, Inc.*(a) .....................          4,777            54,362
    Automatic Data Processing, Inc. ..........         16,700           757,345
    Avid Technology, Inc.*(a) ................          2,800            93,324
    CACI International, Inc.
       (Class A Stock)* ......................            500            29,165
    Cadence Design Systems, Inc.* ............          2,000            34,300
    CDW Corp. ................................          4,100           224,065
    Cisco Systems, Inc.* .....................        125,900         2,458,827
    Cognizant Technology
       Solutions Corp.*(a) ...................          1,400            94,318
    DST Systems, Inc.* .......................          2,100           124,950
    Electronic Arts, Inc.* ...................          4,900           210,896
    EMC Corp.* ...............................         45,700           501,329
    F5 Networks, Inc.* .......................          1,800            96,264
    Factset Research Systems, Inc. ...........          1,100            52,030
    Global Payments, Inc. ....................          1,600            77,680
    Henry, (Jack) & Associates, Inc. .........          1,500            29,490
    Inforte Corp.* ...........................          6,500            30,810
    Inprise Corp.* ...........................          2,600            13,728
    Logicacmg PLC (United Kingdom) ...........         19,700            63,570
    Macrovision Corp.* .......................            400             8,608
    McAfee, Inc.*(a) .........................         24,400           592,188
    Microsoft Corp. ..........................        180,900         4,214,970
    Oracle Corp.* ............................         64,500           934,605
    Rackable Systems* ........................            400            15,796
    Red Hat, Inc.* ...........................         10,300           241,020
    SRA International, Inc. ..................
       (Class A Stock)* ......................          2,000            53,260
    Taleo Corp.(Class A Stock)* ..............          4,900            57,771
    Tech Data Corp.* .........................          1,600            61,296
    Trend Micro, Inc.(Japan) .................          1,500            50,594
    Websense, Inc.* ..........................          3,800            78,052
                                                                   ------------
                                                                     11,254,613
                                                                   ------------
COMPUTERS -- 0.3%
    Sun Microsystems, Inc.* ..................        257,700         1,069,455
                                                                   ------------
CONGLOMERATES -- 2.1%
    3M Co. ...................................          7,300           589,621
    Altria Group, Inc. .......................         49,600         3,642,128
    Asahi Kasei Corp.(Japan) .................         22,000           143,604
    DCC PLC (Ireland) ........................         13,612           327,316
    GKN PLC (United Kingdom) .................         20,915           105,586
    Honeywell International, Inc. ............         35,000         1,410,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B100

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
CONGLOMERATES (CONT'D.)
    Hutchison Whampoa Ltd.
       (Hong Kong) ...........................         11,400      $    104,073
    Mitsubishi Corp.(Japan) ..................         14,000           279,535
    Sumitomo Corp.(Japan) ....................         13,000           171,417
    Tyco International Ltd. ..................         75,200         2,068,000
                                                                   ------------
                                                                      8,841,780
                                                                   ------------
CONSTRUCTION -- 0.5%
    Actelion Ltd. (Switzerland)* .............            774            77,998
    All Nippon Airways Co. Ltd (Japan) .......         28,000           107,655
    D.R. Horton, Inc. ........................         10,500           250,110
    Fluor Corp. ..............................          1,900           176,567
    Grupo Acciona SA (Spain) .................          3,139           487,614
    Insituform Technologies, Inc.
       (Class A Stock)* ......................          2,000            45,780
    JGC Corp.(Japan) .........................          7,000           120,439
    Meritage Homes Corp.* ....................            600            28,350
    NCC AB (Sweden) ..........................         10,614           256,621
    Standard Pacific Corp. ...................          4,300           110,510
    Toll Brothers, Inc.* .....................          2,500            63,925
    Toyoda Gosei Co. Ltd. (Japan) ............          6,000           120,325
                                                                   ------------
                                                                      1,845,894
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 2.3%
    Avon Products, Inc. ......................         10,400           322,400
    Clorox Co. ...............................          3,000           182,910
    Colgate-Palmolive Co.(a) .................         10,200           610,980
    Dollar Thrifty Automotive
       Group, Inc.* ..........................          3,000           135,210
    Fortune Brands, Inc.(a) ..................          2,900           205,929
    Fossil, Inc.*(a) .........................          2,200            39,622
    Hitachi Maxell(Japan) ....................          6,500            89,571
    iRobot Corp.*(a) .........................          1,000            24,880
    Jarden Corp.*(a) .........................            500            15,225
    Johnson & Johnson ........................         59,146         3,544,028
    Kimberly-Clark Corp. .....................          5,500           339,350
    L'Oreal SA (France) ......................            698            65,931
    Orkla ASA (Class A Stock)
       (Norway) ..............................          4,180           193,727
    Pacific Brands Ltd.(Australia) ...........         39,349            62,867
    Procter & Gamble Co. .....................         68,505         3,808,878
                                                                   ------------
                                                                      9,641,508
                                                                   ------------
CONTAINERS & PACKAGING
    Smurfit-Stone Container Corp.* ...........          3,800            41,572
                                                                   ------------
DIVERSIFIED OPERATIONS -- 1.7%
    General Electric Co. .....................        210,100         6,924,896
    Tomkins PLC (United Kingdom) .............         27,558           146,639
                                                                   ------------
                                                                      7,071,535
                                                                   ------------
ELECTRIC - INTEGRATED
    AEM SPA (Italy) ..........................         20,700            48,081
                                                                   ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 1.1%
    Advanced Energy Industries, Inc.* ........          2,400            31,776
    Alpine Electronics, Inc.(Japan) ..........          3,900            53,674
    American Power Conversion Corp. ..........          4,900            95,501
    AVX Corp. ................................          3,200            50,528
    Belden CDT, Inc. .........................          1,450            47,923
    CyberOptics Corp.* .......................          3,200            41,408
    Duke Energy Corp. ........................         29,000           851,730
    Fanuc Ltd.(Japan) ........................          2,200           197,623
    Flextronics International
       Ltd.(Singapore)* ......................         24,100           255,942
    FLIR Systems, Inc.*(a) ...................          2,900            63,974
    Gentex Corp. .............................          3,100            43,400
    Harman International Industries, Inc.               1,300           110,981
    Jabil Circuit, Inc.* .....................         15,100           386,560
    Koninklijke (Royal) Philips
       Electronics NV(Netherlands) ..........           3,725           116,396
    Littelfuse, Inc.* ........................            400            13,752
    Mitsubishi Electric Corp.(Japan) .........         12,000            96,155
    Neopost SA (France) ......................          1,123           127,981
    Nikon Corp.(Japan) .......................          7,000           122,213
    Plexus Corp.* ............................          2,500            85,525
    Sony Corp.(Japan) ........................          7,000           308,895
    Sumitomo Electric Industries
       Ltd.(Japan) ...........................          7,400           108,375
    Symbol Technologies, Inc. ................         49,300           531,947
    Tektronix, Inc. ..........................         12,600           370,692
    Tokyo Electron Ltd.(Japan) ...............          2,900           202,726
                                                                   ------------
                                                                      4,315,677
                                                                   ------------
ELECTRONICS
    TomTom NV(Netherlands)* ..................          2,918           113,498
                                                                   ------------
ENERGY - EXPLORATION & PRODUCTION
    Nippon Oil Corp.(Japan) ..................         11,000            80,357
                                                                   ------------
ENTERTAINMENT & LEISURE -- 1.0%
    Brunswick Corp. ..........................          3,400           113,050
    Carnival Corp.(a) ........................         12,000           500,880
    Disney, (Walt) Co.(a) ....................         31,500           945,000
    DreamWorks Animation SKG, Inc.
       (Class A Stock)* ......................          1,900            43,510
    Harrah's Entertainment, Inc. .............          5,100           363,018
    International Game Technology
       Group, Inc. ...........................         11,900           451,486
    Marvel Entertainment, Inc.* ..............          1,700            34,000
    Mattel, Inc. .............................          9,300           153,543
    Progressive Gaming
       International* ........................            300             2,340
    Shuffle Master, Inc.*(a) .................          1,400            45,892
    Station Casinos, Inc.(a) .................          1,800           122,544
    Time Warner, Inc. ........................         60,600         1,048,380
    Winnebago Industries .....................            600            18,624
    Wynn Resorts Ltd.*(a) ....................          3,300           241,890
                                                                   ------------
                                                                      4,084,157
                                                                   ------------
ENVIRONMENTAL SERVICES -- 0.2%
    Republic Services, Inc. ..................          7,900           318,686
    Waste Connections, Inc.*(a) ..............          1,100            40,040
    Waste Management, Inc. ...................         10,100           362,388
                                                                   ------------
                                                                        721,114
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B101

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
EQUIPMENT SERVICES
    Qinetiq PLC (United Kingdom)* ............         24,756      $     80,915
                                                                   ------------
FARMING & AGRICULTURE -- 0.1%
    Monsanto Co. .............................          6,100           513,559
                                                                   ------------
FINANCIAL - BANK & TRUST -- 5.0%
    Allied Irish Banks PLC (Ireland) .........          7,577           181,810
    Australia & New Zealand Banking
       Group Ltd.(Australia) .................         12,460           246,198
    Australia & New Zealand Banking
       Group Ltd., ADR (New Zealand) .........            800            79,384
    Babcock & Brown Ltd.(Australia) ..........         14,435           232,662
    Banca Intesa SpA (Italy) .................         30,926           181,166
    Banco Santander Central
       Hispano SA (Spain) ....................         34,396           502,414
    Bank of America Corp. ....................         48,276         2,322,076
    Bank of Ireland (Ireland) ................          6,904           123,186
    Bank of Yokohama Ltd.(Japan) .............         31,000           239,733
    BankAtlantic Bancorp, Inc.
       (Class A Stock) .......................          7,200           106,848
    Barclays PLC (United Kingdom) ............         39,570           449,651
    BNP Paribas SA (France) ..................          4,785           458,101
    Bradford & Bingley PLC
       (United Kingdom) ......................         25,656           220,493
    City National Corp. ......................            500            32,545
    Close Brothers Group PLC
       (United Kingdom) ......................          5,337            89,909
    Commerce Bancshares, Inc. ................          2,219           111,061
    Daiwa Bank Holdings (Japan) ..............             54           170,342
    DBS Groupo Holdings (Singapore) ..........         25,908           296,260
    East West Bancorp, Inc. ..................          2,300            87,193
    Fifth Third Bancorp ......................         55,700         2,058,115
    First Horizon National Corp. .............         20,900           840,180
    Foreningssparbanken NB (Sweden) ..........          7,900           207,469
    Fortis Bank (Netherlands) ................          5,656           192,939
    HBOS PLC (United Kingdom) ................         12,279           213,441
    JCG Holdings (Hong Kong) .................        208,000           167,390
    KBC Bankverzekerings
       Holding (Belgium) .....................          1,691           181,465
    Macquarie Bank Ltd.(Australia) ...........          4,184           214,531
    Mercantile Bankshares Corp. ..............          3,150           112,360
    Milano Assicurazioni (Italy) .............         19,039           138,927
    National City Corp.(a) ...................         30,700         1,111,033
    Nippon Mining Holdings (Japan) ...........         11,000            92,564
    Nordea Bank AB (Sweden) ..................         30,342           362,582
    Popular, Inc. ............................          5,000            96,000
    Royal Bank of Scotland Group
       PLC (United Kingdom) ..................         25,921           852,258
    State Street Corp. .......................         11,200           650,608
    Sumitomo Trust & Banking
       Co. Ltd. (Japan) ......................         45,000           491,524
    SunTrust Banks, Inc. .....................         11,300           861,738
    Svenska Handlesbanken
       (Class A Stock) (Sweden) ..............         11,253           290,052
    Synovus Financial Corp. ..................         36,900           988,182
    TCF Financial Corp.(a) ...................          1,200            31,740
    Texas Regional Bancshares,
       Inc.(Class A Stock) ...................          4,039           153,159
    U.S. Bancorp .............................         40,800         1,259,904
    UCBH Holdings, Inc. ......................          5,700            94,278
    UniCredito Italiano SpA (Italy) ..........             16               125
    UniCredito Italiano SpA (Germany) ........         50,796           396,321
    Wells Fargo & Co. ........................         31,000         2,079,480
    Westamerica Bancorp ......................            500            24,485
    Westpac Banking Corp.(Australia) .........         16,209           280,406
    Wilmington Trust Corp. ...................          2,500           105,450
                                                                   ------------
                                                                     20,679,738
                                                                   ------------
FINANCIAL - BROKERAGE -- 0.3%
    Janus Capital Group, Inc. ................          6,300           112,770
    Legg Mason, Inc. .........................          5,600           557,312
    TD Ameritrade Holding Corp.* .............         37,300           552,413
    TradeStation Group, Inc.* ................          5,400            68,418
                                                                   ------------
                                                                      1,290,913
                                                                   ------------
FINANCIAL - REGIONALS
    Ericsson, (L.M.) Telefonaktiebolaget
       (Class B Stock) (Sweden)* .............         42,000           138,896
                                                                   ------------
FINANCIAL - SECURITIES/ASSET MANAGEMENT -- 0.1%
    Affiliated Managers
       Group, Inc.*(a) .......................          2,200           191,158
                                                                   ------------
FINANCIAL SERVICES -- 5.7%
    American Express Co. .....................         20,800         1,106,976
    Ameriprise Financial, Inc. ...............         15,100           674,517
    Capital One Financial Corp. .............           7,300           623,785
    Capital Source, Inc.* ....................         22,025           516,707
    CBOT Holdings, Inc.*(a) ..................          2,500           298,975
    Chicago Mercantile Exchange
       Holdings, Inc.(a) .....................          1,070           525,530
    Citigroup, Inc. ..........................         94,241         4,546,186
    Countrywide Financial Corp. ..............         25,400           967,232
    E*Trade Financial, Corp.* ................         39,900           910,518
    Eaton Vance Corp. ........................          2,700            67,392
    Franklin Resources, Inc. .................          3,700           321,197
    Global Cash Access, Inc.* ................          1,700            26,571
    Goldman Sachs Group, Inc.(a) .............         12,800         1,925,504
    Grupo Financiero Banorte
       SA de C.V. (Mexico) ...................        107,584           249,484
    Heartland Payment Systems, Inc.* .........            300             8,364
    Hypo Real Estate Holding
       AG (Germany) ..........................          2,672           162,303
    IndyMac Bancorp, Inc.(a) .................          2,100            96,285
    ING Groep NV, ADR (Netherlands) ..........          6,960           273,564
    Intercontinental Exchange, Inc.* .........            500            28,970
    Investors Financial Services Corp. .......          8,800           395,120
    J.P. Morgan Chase & Co. ..................        103,568         4,349,856
    Lehman Brothers Holdings, Inc. ...........         12,600           820,890
    Merrill Lynch & Co., Inc. ................          5,200           361,712
    Mitsubishi Tokyo Financial
       Group, Inc.(Japan) ....................             43           601,188
    Moody's Corp. ............................          5,200           283,192
    Morgan Stanley Dean Witter & Co. .........         15,900         1,005,039
    PNC Financial Services Group, Inc. .......          2,500           175,425
    Ricoh Leasing Co. Ltd. (Japan) ...........          3,200            92,555

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B102

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
FINANCIAL SERVICES (CONT'D.)
    SLM Corp. ................................         16,900      $    894,348
    Societe Generale (France) ................          1,342           197,396
    Steel Financial Corp.* ...................            700            24,717
    UBS AG (Switzerland) .....................          4,100           449,389
    Washington Mutual, Inc. ..................          8,700           396,546
                                                                   ------------
                                                                     23,377,433
                                                                   ------------
FOOD -- 1.0%
    Ajinomoto Co., Inc.(Japan) ...............          7,000            77,499
    Associated British Foods PLC
       (United Kingdom) ......................          9,462           133,067
    Campbell Soup Co. ........................          4,900           181,839
    General Mills, Inc. ......................         13,400           692,244
    Goodman Fielder Ltd.(Australia)* .........         35,932            57,140
    H.J. Heinz Co. ...........................          3,050           125,721
    Kellogg Co. ..............................          8,800           426,184
    Kesko Oyj (Finland) ......................          6,400           245,414
    Koninklijke Wessanen NV
       (Netherlands) .........................          6,325            86,078
    Kraft Foods, Inc.
       (Class A Stock)(a) ....................          2,900            89,610
    Kroger Co.(The)* .........................          8,700           190,182
    McCormick & Co., Inc. ....................          3,300           110,715
    Nestle SA (Switzerland) ..................          1,338           420,263
    Performance Food Group Co.* ..............          1,300            39,494
    RHM PLC (United Kingdom)* ................         24,977           131,982
    Sara Lee Corp. ...........................          5,300            84,906
    Sunopta, Inc.* ...........................         12,100           112,288
    Sysco Corp. ..............................         13,200           403,392
    Tesco PLC (United Kingdom) ...............         39,713           245,282
    Tootsie Roll Industries, Inc. ............            902            26,275
    Unilever PLC (United Kingdom) ............          4,872           109,554
    United Natural Foods, Inc.* ..............          2,200            72,644
                                                                   ------------
                                                                      4,061,773
                                                                   ------------
HEALTHCARE SERVICES -- 1.1%
    Advisory Board Co.(The)* .................          1,500            72,135
    Caremark Rx, Inc.* .......................         13,100           653,297
    Community Health Systems, Inc.* ..........          5,800           213,150
    Coventry Health Care, Inc.* ..............          3,700           203,278
    DaVita, Inc.* ............................          4,350           216,195
    Edwards Lifesciences Corp.* ..............          1,300            59,059
    Fresenius AG (Germany) ...................            971           161,765
    Healthspring, Inc.* ......................            300             5,625
    Humana, Inc.* ............................          9,400           504,780
    LifePoint Hospitals, Inc.*(a) ............            700            22,491
    Medco Health Solutions, Inc.* ............          9,784           560,428
    Omnicare, Inc.(a) ........................          2,200           104,324
    Symbion, Inc.* ...........................          1,600            33,216
    Triad Hospitals, Inc.* ...................            678            26,835
    United Surgical Partners
       International, Inc.*(a) ...............          1,600            48,112
    UnitedHealth Group, Inc. .................         25,300         1,132,934
    WellPoint, Inc.* .........................          9,300           676,761
                                                                   ------------
                                                                      4,694,385
                                                                   ------------
HOTELS & MOTELS -- 0.1%
    Marriott International, Inc.
       (Class A Stock) .......................          8,600           327,832
                                                                   ------------
INDUSTRIAL PRODUCTS -- 0.6%
    Actuant Corp.(Class A Stock)(a) ..........          3,000           149,850
    Glory Ltd.(Japan) ........................          4,400            84,586
    Harsco Corp. .............................          1,200            93,552
    Hoya Corp.(Japan) ........................          3,100           110,250
    Illinois Tool Works, Inc. ................         19,400           921,500
    Maverick Tube Corp.* .....................          1,700           107,423
    Mohawk Industries, Inc.*(a) ..............            800            56,280
    Nichias Corp.(Japan) .....................         11,000            74,974
    Nucor Corp. ..............................         11,000           596,750
    Steel Dynamics, Inc. .....................          2,300           151,202
                                                                   ------------
                                                                      2,346,367
                                                                   ------------
INSURANCE -- 3.2%
    Aegon NV.(Netherlands) ...................         13,427           229,614
    Aetna, Inc.(a) ...........................         16,900           674,817
    AFlac, Inc. ..............................         18,800           871,380
    American International Group, Inc. .......         53,730         3,172,757
    Assurant, Inc. ...........................          2,200           106,480
    Aviva PLC (United Kingdom) ...............         15,354           217,347
    AXA SA (France) ..........................         12,686           416,360
    Axis Capital Holdings Ltd. ...............          8,000           228,880
    CIGNA Corp. ..............................          5,600           551,656
    CNP Assurances(France) ...................          2,137           203,223
    Friends Provident PLC
       (United Kingdom) ......................         70,966           234,576
    Gallagher, (Arthur J.) & Co. .............          2,200            55,748
    Genworth Financial, Inc. .................         23,300           811,772
    Hartford Financial Services
       Group, Inc.(The) ......................         12,400         1,049,040
    Infinity Property & Casualty Corp. .......            800            32,800
    Insurance Australia Group
       Ltd.(Australia) .......................         44,984           178,838
    James River Group, Inc.* .................            600            14,940
    Lincoln National Corp. ...................          6,804           384,018
    Markel Corp.* ............................            300           104,100
    Marsh & McLennan Cos., Inc. ..............         25,500           685,695
    Mercury General Corp. ....................            800            45,096
    MetLife, Inc.(a) .........................          4,700           240,687
    Mitsui Marine & Fire (Japan) .............         19,000           238,579
    Ohio Casualty Corp. ......................            700            20,811
    PMI Group, Inc.(The) .....................          2,300           102,534
    ProAssurance Corp.*(a) ...................            600            28,908
    Progressive Corp.(The) ...................         14,400           370,224
    Protective Life Corp. ....................          2,000            93,240
    QBE Insurance Group Ltd.
       (Australia) ...........................         11,040           168,179
    Radian Group, Inc. .......................          1,200            74,136
    Selective Insurance Group, Inc. ..........            400            22,348
    St. Paul Travelers Cos.,
       Inc.(The)(a) ..........................         14,099           628,533
    StanCorp Financial Group, Inc. ...........          2,000           101,820
    Swiss Life Holdings (Switzerland)* .......            860           201,538
    Triad Guaranty, Inc.* ....................          1,600            78,208

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B103

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
INSURANCE (CONT'D.)
    Willis Group Holdings Ltd. ...............          3,300      $    105,930
    XL Capital Ltd.(Class A Stock) ...........          4,500           275,850
                                                                   ------------
                                                                     13,020,662
                                                                   ------------
INTERNET SERVICES -- 1.2%
    Blue Coat Systems, Inc.* .................          1,500            25,290
    CNET Networks, Inc.* .....................          7,500            59,850
    CyberSource Corp.* .......................          2,500            29,250
    Digital Insight Corp.* ...................          1,900            65,151
    Expedia, Inc.* ...........................          2,000            29,940
    Google, Inc.(Class A Stock)* .............          4,800         2,012,784
    Ias Interactive Corp.* ...................          2,300            60,927
    Juniper Networks, Inc.* ..................         42,600           681,174
    Monster Worldwide, Inc.*(a) ..............          4,600           196,236
    NAVTEQ Corp.* ............................          7,400           330,632
    Symantec Corp.*(a) .......................         13,393           208,127
    Verisign, Inc.* ..........................          4,800           111,216
    Yahoo!, Inc.* ............................         28,200           930,600
                                                                   ------------
                                                                      4,741,177
                                                                   ------------
MACHINERY & EQUIPMENT -- 0.9%
    Briggs & Stratton Corp.(a) ...............          1,500            46,665
    Caterpillar, Inc. ........................          6,000           446,880
    Danaher Corp. ............................         28,000         1,800,960
    Eaton Corp.(a) ...........................          3,200           241,280
    Grant Prideco, Inc.* .....................         11,100           496,725
    Joy Global, Inc. .........................          2,700           140,643
    Nordson Corp. ............................          1,000            49,180
    Pall Corp. ...............................         10,600           296,800
    Thermo Electron Corp.* ...................          3,800           137,712
    ThyssenKrup AG (Germany) .................          5,113           175,070
                                                                   ------------
                                                                      3,831,915
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 1.8%
    Abbott Laboratories ......................         25,800         1,125,138
    Alcon, Inc.(Switzerland) .................          2,000           197,100
    Amgen, Inc.* .............................         22,000         1,435,060
    AmSurg Corp.* ............................          1,000            22,750
    Aspect Medical Systems, Inc.* ............          1,900            33,136
    Baxter International, Inc. ...............         11,500           422,740
    Boston Scientific Corp.* .................         41,900           705,596
    Charles River Laboratories
       International, Inc.*(a) ...............          1,300            47,840
    Computer Programs and
       Systems, Inc. .........................          3,600           143,856
    Cytyc Corp.* .............................          4,500           114,120
    DENTSPLY International, Inc. .............          1,350            81,810
    Digene Corp.* ............................          1,500            58,110
    Elekta (Class B Stock) (Sweden) ..........          7,685           130,277
    Fisher Scientific International,
       Inc.*(a) ..............................          2,400           175,320
    Genzyme Corp.* ...........................          5,000           305,250
    Invitrogen Corp.* ........................          1,262            83,380
    Martek Biosciences Corp.* ................            900            26,055
    Medtronic, Inc. ..........................         25,300         1,187,076
    Merit Medical Systems, Inc.* .............          2,900            39,904
    Patterson Cos., Inc.* ....................          5,300           185,129
    Respironics, Inc.* .......................            500            17,110
    St. Jude Medical, Inc.* ..................         12,000           389,040
    STERIS Corp. .............................          3,300            75,438
    Stryker Corp. ............................          3,300           138,963
    Techne Corp.* ............................            900            45,828
    Thoratec Corp.* ..........................          2,700            37,449
    Zimmer Holdings, Inc.* ...................          5,100           289,272
                                                                   ------------
                                                                      7,512,747
                                                                   ------------
METALS & MINING -- 1.0%
    Alcan, Inc.(Canada) ......................          5,100           239,394
    Alcoa, Inc.(a) ...........................          8,600           278,296
    Anglo American PLC
       (United Kingdom) ......................         10,561           433,166
    BHP Billiton Ltd.(Australia) .............         23,200           499,959
    Bluescope Steel Ltd.(Australia) ..........         39,763           234,906
    China Shenhua Energy Co. Ltd.
       (Class H Stock) (Hong Kong)* ..........         76,500           141,351
    Consol Energy, Inc. ......................          4,000           186,880
    Corus Group PLC
       (United Kingdom) ......................         34,860           294,276
    Newmont Mining Corp. .....................          9,700           513,421
    Nippon Steel Corp.(Japan) ................         71,000           268,639
    Peabody Energy Corp.(a) ..................          2,900           161,675
    Rio Tinto Ltd.(Australia) ................          3,969           229,461
    SSAB Svenska Stal AB Series A
       (Sweden) ..............................         26,776           533,902
                                                                   ------------
                                                                      4,015,326
                                                                   ------------
OFFICE EQUIPMENT -- 0.2%
    Canon, Inc.(Japan) .......................          5,850           286,775
    Herman Miller, Inc. ......................          4,100           105,657
    Pitney Bowes, Inc. .......................          7,600           313,880
                                                                   ------------
                                                                        706,312
                                                                   ------------
OIL & GAS -- 6.3%
    AGL Resources, Inc. ......................          6,400           243,968
    Alinta Ltd.(Australia) ...................         17,573           136,201
    Anadarko Petroleum Corp. .................         10,012           477,472
    Baker Hughes, Inc. .......................          8,500           695,725
    BJ Services Co. ..........................          8,200           305,532
    Bois d'Arc Energy, Inc.* .................          1,200            19,764
    BP PLC (United Kingdom) ..................         18,903           220,396
    BP PLC, ADR
       (United Kingdom)(a) ...................          6,200           431,582
    ChevronTexaco Corp. ......................         41,122         2,552,031
    Comstock Resources, Inc.* ................          4,000           119,440
    ConocoPhillips ...........................         22,400         1,467,872
    Cooper Cameron Corp.*(a) .................          1,800            85,986
    Devon Energy Corp. .......................          6,200           374,542
    Eni SpA (Italy) ..........................         15,705           462,615
    Eni SpA, ADR (Italy)(a) ..................          1,600            94,000
    EOG Resources, Inc.(a) ...................          4,300           298,162
    Exxon Mobil Corp. ........................        118,666         7,280,159
    FMC Technologies, Inc.* ..................          7,659           516,676
    Forest Oil Corp.* ........................          1,900            63,004
    Grey Wolf, Inc.*(a) ......................          7,000            53,900

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B104

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
OIL & GAS (CONT'D.)
    Halliburton Co. ..........................          4,200           311,682
    Helmerich & Payne, Inc. ..................          1,900           114,494
    Hugoton Royalty Trust* ...................              1                31
    Murphy Oil Corp. .........................         12,600           703,836
    Nabors Industries Ltd.*(a) ...............         10,400           351,416
    National Fuel Gas Co. ....................          3,900           137,046
    National-Oilwell Varco, Inc.* ............          3,000           189,960
    Newfield Exploration Co.* ................          3,400           166,396
    Occidental Petroleum Corp. ...............          5,400           553,770
    Oil Search Ltd.(Australia) ...............         33,770           102,888
    Patterson-UTI Energy, Inc. ...............          3,300            93,423
    Petroleo Brasileiro SA, ADR
       (Brazil) ..............................          3,700           295,408
    Pioneer Natural Resources Co. ............          2,900           134,589
    Royal Dutch Shell PLC
       (Class B Stock) ADR (United
       Kingdom) ..............................          6,378           445,631
    Royal Dutch Shell PLC
       (Class B Stock) (United Kingdom) ......          5,928           207,294
    Saipem SpA (Italy) .......................         12,159           276,670
    Schlumberger Ltd.(a) .....................         37,600         2,448,136
    Statoil ASA (Norway) .....................          7,204           204,261
    Toho Gas Co., Ltd.(Japan) ................         15,000            65,405
    Total Fina SA, ADR (France)(a) ...........          5,800           380,016
    Total SA (France) ........................          7,993           525,997
    Transocean, Inc.
       (Cayman Islands)* .....................          9,439           758,140
    Valero Energy Corp. ......................          9,800           651,896
    WGL Holdings, Inc. .......................          2,800            81,060
    Williams Cos., Inc. ......................         31,400           733,504
    XTO Energy, Inc. .........................          7,233           320,205
                                                                   ------------
                                                                     26,152,181
                                                                   ------------
OIL WELL SERVICES & EQUIPMENT
    Smith International, Inc. ................            400            17,788
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.3%
    Bowater, Inc. ............................          5,400           122,850
    International Paper Co. ..................         17,100           552,330
    Potlatch Corp. ...........................          4,859           183,427
    Weyerhaeuser Co. .........................          4,100           255,225
                                                                   ------------
                                                                      1,113,832
                                                                   ------------
PERSONAL SERVICES
    Apollo Group, Inc.(Class A Stock)* .......          2,400           124,008
    Corinthian Colleges, Inc.* ...............            700            10,052
                                                                   ------------
                                                                        134,060
                                                                   ------------
PHARMACEUTICALS -- 3.4%
    Alkermes, Inc.*(a) .......................          3,900            73,788
    Allergan, Inc.(a) ........................          5,000           536,300
    Alliance Unichem PLC
       (United Kingdom) ......................          7,216           136,375
    Astellas Pharmaceutical
       Co. Ltd. (Japan) ......................          2,400            88,081
    Biogen Idec, Inc.* .......................          8,700           403,071
    Bristol-Meyers Squibb Co. ................          7,000           181,020
    Cardinal Health, Inc. ....................         10,850           697,980
    Celgene Corp.*(a) ........................          3,200           151,776
    Cephalon, Inc.*(a) .......................          3,428           206,023
    CSL Ltd.(Australia) ......................          2,728           108,961
    Eisai Co. Ltd. (Japan) ...................          3,200           144,006
    Gehe AG (Germany) ........................          1,697           154,261
    Genentech, Inc.* .........................          5,700           466,260
    Gilead Sciences, Inc.* ...................         11,100           656,676
    GlaxoSmithKline PLC
       (United Kingdom) ......................         13,278           371,009
    GlaxoSmithKline PLC, ADR
       (United Kingdom) ......................          6,900           385,020
    Kobayashi Pharmaceutical
       Co. Ltd. (Japan) ......................          2,500           102,237
    Lilly, (Eli) & Co. .......................         21,200         1,171,724
    Medicis Pharmaceutical Corp.
       (Class A Stock) .......................          1,100            26,400
    Merck & Co., Inc. ........................         41,700         1,519,131
    Neurocrine Biosciences, Inc.*(a) .........          1,300            13,780
    Novartis AG (Switzerland) ................          6,781           367,185
    Noven Pharmaceuticals, Inc.* .............          2,600            46,540
    Pfizer, Inc. .............................        136,285         3,198,609
    Sanofi-Aventis SA (France) ...............          7,204           703,049
    Schering-Plough Corp. ....................         27,700           527,131
    Sepracor, Inc.*(a) .......................          1,100            62,854
    Shire Pharmaceuticals Group
       PLC, ADR (United Kingdom) .............          5,000           221,150
    Takeda Chemical Industries
       Ltd.(Japan) ...........................          3,600           223,978
    Wyeth ....................................         24,700         1,096,927
                                                                   ------------
                                                                     14,041,302
                                                                   ------------
PHARMACEUTICALS - MANUFACTURING
    Barr Pharmaceuticals, Inc.* ..............          1,900            90,611
                                                                   ------------
PRINTING & PUBLISHING -- 0.2%
    Applied Films Corp.* .....................            900            25,641
    Dow Jones & Co., Inc.(a) .................          3,300           115,533
    Gannett Co., Inc.(a) .....................          4,200           234,906
    McGraw-Hill Cos., Inc. ...................          5,500           276,265
    Scholastic Corp.* ........................            900            23,373
    Tribune Co. ..............................          6,800           220,524
    Washington Post Co.
       (Class B Stock) .......................            100            78,001
                                                                   ------------
                                                                        974,243
                                                                   ------------
RAILROADS -- 0.4%
    Norfolk Southern Corp. ...................         12,800           681,216
    Union Pacific Corp. ......................         10,900         1,013,264
                                                                   ------------
                                                                      1,694,480
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 1.1%
    AMB Property Corp. .......................            800            40,440
    Archstone-Communities Trust ..............         10,800           549,396
    Boston Properties, Inc. ..................          7,300           659,920
    Camden Property Trust ....................          2,100           154,455

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B105

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
REAL ESTATE INVESTMENT TRUST (CONT'D.)
    Cendant Corp. ............................         28,200      $    459,378
    Corporate Office Properties Trust ........            500            21,040
    Duke-Weeks Realty Corp.(a) ...............          2,400            84,360
    EastGroup Properties, Inc. ...............          1,600            74,688
    First Potomac Realty Trust ...............          1,000            29,790
    General Property Trust (Australia) .......         59,016           190,330
    Hopewell Holdings Ltd.
       (Hong Kong) ...........................         32,000            90,236
    Kimco Realty Corp. .......................          3,600           131,364
    Kite Realty Group Trust ..................          1,300            20,267
    LaSalle Hotel Properties .................          5,000           231,500
    Lennar Corp.(Class A Stock)(a) ...........          9,600           425,952
    Mirvac Group (Australia) .................         28,827            93,183
    Pennsylvania Real Estate
       Investment Trust ......................            500            20,185
    ProLogis .................................          6,100           317,932
    Reckson Associates Realty Corp. ..........          2,100            86,898
    Regency Centers Corp. ....................          2,400           149,160
    Simon Property Group, Inc. ...............          3,100           257,114
    SL Green Realty Corp. ....................          2,000           218,940
    Weingarten Realty, Inc. ..................          3,500           133,980
                                                                   ------------
                                                                      4,440,508
                                                                   ------------
REAL ESTATE OPERATING COMPANIES -- 0.1%
    China Overseas Land & Investment
       Ltd.(Hong Kong) .......................        310,000           188,603
    Goldcrest Co. Ltd. (Japan) ...............          2,290           112,259
    Persimmon PLC (United Kingdom) ...........          5,603           127,857
    Wheelock and Co. Ltd.
       (Hong Kong) ...........................         31,000            52,090
                                                                   ------------
                                                                        480,809
                                                                   ------------
RESTAURANTS -- 0.2%
    California Pizza Kitchen, Inc.* ..........          1,400            38,472
    Chang's China Bistro, (P.F.), Inc.* ......            700            26,614
    Cheesecake Factory, Inc.(The)* ...........            650            17,518
    Mitchells & Butlers PLC
       (United Kingdom) ......................         13,203           125,860
    Panera Bread Co.(Class A Stock)* .........          3,100           208,444
    Sonic Corp.* .............................          3,225            67,048
    Starbucks Corp.*(a) ......................          9,000           339,840
                                                                   ------------
                                                                        823,796
                                                                   ------------
RETAIL & MERCHANDISING -- 3.5%
    A.C. Moore Arts & Crafts, Inc.*(a) .......          1,300            21,203
    Amazon.Com, Inc.*(a) .....................         10,900           421,612
    Ann Taylor Stores Corp.* .................            400            17,352
    Bed Bath & Beyond, Inc.* .................         17,500           580,475
    Best Buy Co., Inc. .......................          9,525           522,351
    Coles Myer Ltd.(Australia) ...............         16,092           135,843
    Cost Plus, Inc.* .........................          1,100            16,126
    Costco Wholesale, Inc.(a) ................          7,100           405,623
    CVS Corp. ................................         17,700           543,390
    Dick's Sporting Goods, Inc.* .............            400            15,840
    Dollar Tree Stores, Inc.* ................          1,000            26,500
    Drugstore.Com, Inc.* .....................          7,100            20,590
    DSG International PLC
       (United Kingdom) ......................         40,795           144,088
    Esprit Holdings Ltd.(Hong Kong) ..........         12,500           102,043
    Fred's, Inc. .............................          2,000            26,700
    Hibbett Sporting Goods, Inc.* ............          3,300            78,870
    Home Depot, Inc.(a) ......................         47,300         1,692,867
    Hot Topic, Inc.*(a) ......................          1,800            20,718
    Kohl's Corp.* ............................         34,900         2,063,288
    Lowe's Cos., Inc.(a) .....................         13,200           800,844
    Mauri Co. Ltd. (Japan) ...................          3,700            57,614
    Organizacion Soriana SA de CV
       (Class B Stock)(Mexico)* ..............         12,300            45,659
    Pacific Sunwear of California, Inc.* .....          2,600            46,618
    PETsMART, Inc. ...........................          2,100            53,760
    Ross Stores, Inc. ........................         16,200           454,410
    Staples, Inc. ............................         11,400           277,248
    Target Corp. .............................         24,600         1,202,202
    TJX Cos., Inc. ...........................         29,100           665,226
    Wal-Mart de Mexico SA
       de CV (Mexico) ........................         34,600            96,711
    Wal-Mart Stores, Inc. ....................         59,700         2,875,749
    Walgreen Co. .............................         21,000           941,640
    Williams-Sonoma, Inc.* ...................          1,700            57,885
    York-Benimaru Co. Ltd. (Japan) ...........          3,300            94,294
                                                                   ------------
                                                                     14,525,339
                                                                   ------------
SEMICONDUCTORS -- 1.7%
    Analog Devices, Inc. .....................         23,200           745,648
    Applied Materials, Inc.* .................         52,200           849,816
    ATMI, Inc.* ..............................            700            17,234
    Broadcom Corp.,
       (Class A Stock)* ......................          6,800           204,340
    Cymer, Inc.* .............................          1,100            51,106
    Entegris, Inc.*(a) .......................          4,726            45,039
    Hamamatsu Photonics K. K.
       (Japan) ...............................          4,000           138,064
    Intel Corp. ..............................        142,200         2,694,690
    Intersil Corp.(Class A Stock) ............          4,400           102,300
    Linear Technology Corp.(a) ...............          5,300           177,497
    Marvell Technology Group
       Ltd.(Bermuda)* ........................          7,000           310,310
    Maxim Integrated Products, Inc. ..........         18,100           581,191
    Microchip Technology, Inc. ...............          1,800            60,390
    Omnivision Technologies, Inc.* ...........          3,600            76,032
    Semtech Corp.* ...........................          3,900            56,355
    Tessera Technologies, Inc.* ..............          2,000            55,000
    Varian Semiconductor
       Equipment Associates, Inc.*(a) ........          1,500            48,915
    Xilinx, Inc.(a) ..........................         27,100           613,815
    Zoran Corp.* .............................          4,412           107,388
                                                                   ------------
                                                                      6,935,130
                                                                   ------------
SOFTWARE -- 0.1%
    Adobe Systems, Inc.* .....................         11,100           336,996
                                                                   ------------
TELECOMMUNICATIONS -- 3.1%
    Alltel Corp. .............................          8,500           542,555

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B106

            --------------------------------------------------------
            AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
            --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
TELECOMMUNICATIONS (CONT'D.)
    America Movil SA de CV
       (Class L Stock), ADR (Mexico) .........          5,800      $    192,908
    American Tower Corp.
       (Class A Stock)*(a) ...................         35,135         1,093,401
    BellSouth Corp. ..........................         20,100           727,620
    Comverse Technology, Inc.* ...............          3,900            77,103
    Corning, Inc.* ...........................         11,100           268,509
    Crown Castle International Corp.*(a)               30,500         1,053,470
    EchoStar Communications Corp.
       (Class A Stock)*(a) ...................         14,600           449,826
    Inter-Tel, Inc. ..........................          2,800            58,968
    KDDI Corp.(Japan) ........................             37           227,289
    Lucent Technologies, Inc.* ...............        200,200           484,484
    Motorola, Inc.(a) ........................         26,700           538,005
    Nokia Corp.(Class A Stock),
       ADR (Norway)(a) .......................         30,800           624,008
    Nokia OYJ (Finland) ......................         22,161           452,387
    NTELOS Holdings Corp.* ...................          1,100            15,895
    Plantronics, Inc. ........................            800            17,768
    Polycom, Inc.* ...........................          2,500            54,800
    Qualcomm, Inc. ...........................          8,700           348,609
    Sprint Corp.(a) ..........................         39,852           796,642
    Starhub Ltd.(Singapore) ..................        110,000           158,448
    Telefonica SA (Spain) ....................         19,832           330,267
    Telenor ASA (Norway) .....................         18,200           220,012
    Television Broadcasts Ltd.
       (Hong Kong) ...........................          9,000            55,625
    Telia AB (Sweden) ........................         42,000           238,691
    Telus Corp.(Canada) ......................         26,300         1,061,994
    Verizon Communications, Inc. .............         48,784         1,633,776
    Vivendi Universal SA (France) ............         10,164           356,207
    Vodafone Group PLC, ADR
       (United Kingdom) ......................         25,700           547,410
                                                                   ------------
                                                                     12,626,677
                                                                   ------------
TRANSPORTATION -- 0.7%
    Arriva PLC (United Kingdom) ..............          9,258           102,121
    Cargotec Corp.
       (Class B Stock) (Finland)* ............          6,720           294,386
    Expeditors International
       Washington, Inc.(a) ...................          2,200           123,222
    Macquarie Infrastructure
       Group (Australia) .....................         22,668            56,598
    Nippon Yusen Kabushiki (Japan) ...........         28,000           182,034
    Old Dominion Freight Line, Inc.* .........          3,600           135,324
    United Parcel Service, Inc.
       (Class B Stock) .......................         24,200         1,992,386
    UTI Worldwide, Inc.
       (British Virgin Islands) ..............          3,900            98,397
                                                                   ------------
                                                                      2,984,468
                                                                   ------------
UTILITIES -- 2.0%
    AES Corp.* ...............................         26,700           492,615
    Color Kinetics, Inc.* ....................          2,400            45,384
    Constellation Energy Group, Inc. .........          3,800           207,176
    Dynegy, Inc.(Class A Stock)* .............         34,600           189,262
    E. ON AG (Germany) .......................          6,445           742,078
    Edison International .....................          9,900           386,100
    El Paso Electric Co.* ....................          1,200            24,192
    Energy East Corp. ........................          4,300           102,899
    Entergy Corp. ............................         12,600           891,450
    Exelon Corp. .............................         26,200         1,488,946
    FirstEnergy Corp. ........................          6,900           374,049
    Great Plains Energy, Inc. ................          3,800           105,868
    Interstate Energy Corp. ..................          3,500           120,050
    NiSource, Inc.(a) ........................         19,300           421,512
    NRG Energy, Inc.*(a) .....................          4,500           216,810
    OGE Energy Corp. .........................          4,500           157,635
    Pinnacle West Capital Corp. ..............          8,900           355,199
    PPL Corp. ................................         15,800           510,340
    Sembcorp Industries, Ltd.
       (Singapore) ...........................        101,911           208,606
    Teco Energy, Inc. ........................         14,400           215,136
    Tokyo Electric Power Co.(Japan) ..........          9,300           256,798
    TXU Corp. ................................          6,300           376,677
    United Utilities PLC
       (United Kingdom) ......................         24,533           291,028
                                                                   ------------
                                                                      8,179,810
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $237,332,839) .....................................       268,909,632
                                                                   ------------

                                                     PRINCIPAL
INTEREST                               MATURITY       AMOUNT
  RATE                                   DATE         (000)
--------------                         --------      ---------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 9.7%
Federal Home Loan Mortgage Corp.
    4.50%                       04/01/19 - 09/01/35  $  1,264         1,151,120
    4.532%                            09/01/32             59            57,930
    4.547%                            09/01/35            417           397,246
    4.717%                            08/01/35            312           299,326
    5.00%                       12/01/08 - 08/01/35     3,067         2,932,186
    5.055%                           11/01/35(c)          197           191,781
    5.428%                           01/01/36(c)          100            98,181
    5.50%                       12/01/18 - 12/01/33     1,364         1,335,687
    6.00%                       10/01/09 - 12/01/33     1,776         1,761,767
    7.00%                       11/01/30 - 06/01/32        72            74,758

Federal National Mortgage Assoc.
    4.50%                       01/01/19 - 02/01/35     4,401         4,114,905
    4.70%                             09/01/35            397           383,431
    4.794%                            11/01/35            329           323,418
    4.824%                            06/01/35            179           177,195
    5.00%                       03/01/18 - 10/01/35     3,555         3,332,039
    5.319%                            12/01/35            166           161,996
    5.376%                            12/01/35            203           199,593
    5.50%                       01/01/17 - 01/01/36    12,307        11,884,203
    5.544%                            12/01/35            305           301,248
    5.695%                            12/01/35            102           100,616
    6.00%                       10/01/13 - 01/01/36     6,193         6,107,729
    6.00%                               TBA               311           311,778
    6.00%                               TBA               314           315,080
    6.50%                       05/01/17 - 12/01/32     1,279         1,291,279
    7.00%                       01/01/31 - 04/01/32         9             8,726

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B107

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY                         AMOUNT          VALUE
  RATE                  DATE                            (000)         (NOTE 2)
--------             --------                         ---------     ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Assoc.
    5.00%      07/15/33 - 03/20/34                       $1,429     $  1,347,838
    5.50%      10/20/32 - 05/20/34                          570          551,060
    6.00%      05/15/26 - 01/20/35                          280          277,331
    6.50%      02/15/28 - 12/20/33                          104          104,940
    7.00%      03/15/13 - 08/15/26                          231          237,809
    8.00%      12/15/16 - 07/15/23                           30           30,651
    8.00%            09/15/22                                --(r)           776
    8.50%      06/15/16 - 10/15/26                           64           68,196
    8.50%            01/15/20                                --(r)         1,023
    9.50%            10/15/09                                --(r)           695
    9.50%            03/15/19                                 2            1,880
    12.00%           09/15/13                                --(r)           154
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED SECURITIES
    (cost $41,430,000)   ......................................       39,935,571
                                                                    ------------

                                     MOODY'S
                                     RATING
                                     -------
CORPORATE OBLIGATIONS -- 9.3%
ADVERTISING
Advanstar Communications, Inc.,
    Sec'd. Notes
    10.75%           08/15/10           B3                   50           53,625
Advanstar, Inc., Gtd. Notes, Zero Coupon
    (until 10/15/05)
    15.00% (v)       10/15/11           NR                   50           52,375
                                                                    ------------
                                                                         106,000
                                                                    ------------
AEROSPACE -- 0.1%
Aviall, Inc., Sr. Notes
    7.625%           07/01/11          Ba3                   50           52,125
BE Aerospace, Inc., Sr. Sub. Notes
    8.875%           05/01/11           B3                   75           77,625
United Technologies Corp., Sr. Notes
    5.40%            05/01/35           A2                   80           71,840
Vought Aircraft Industry, Sr. Notes
    8.00%            07/15/11           B3                   25           22,625
                                                                    ------------
                                                                         224,215
                                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
DaimlerChrysler NA Holding Corp.,
    Gtd. Notes
    6.50%            11/15/13           A3                  220          219,880
Ford Motor Credit Co., Sr. Notes
    5.80%            01/12/09          Ba2                  315          287,774
                                                                    ------------
                                                                         507,654
                                                                    ------------
AUTOMOTIVE PARTS -- 0.1%
Hertz Corp. Sr. Notes, 144A (g)
    8.875%           01/01/14           B1                  400          410,000
Rexnord Corp., Gtd. Notes
    10.125%          12/15/12           B3                  125          138,417
                                                                    ------------
                                                                         548,417
                                                                    ------------
BEVERAGES -- 0.1%
Le-Natures, Inc., Sr. Sub. Notes, 144A(g)
    10.00%           06/15/13           B3                  100          105,375
SABMiller PLC., Notes
    (United Kingdom)(g)(l)
    6.20%            07/01/11          Baa1                 210          211,161
                                                                    ------------
                                                                         316,536
                                                                    ------------
BIOTECHNOLOGY
Genentech, Inc., Sr. Notes
    4.75%            07/15/15           A1                  165          151,108
                                                                    ------------
BROADCASTING -- 0.1%
Cox Communications, Inc., Notes
    7.125%           10/01/12          Baa3                 210          217,208
Fisher Communications, Inc., Sr. Notes
    8.625%           09/15/14           B2                   50           51,750
News America, Inc., Gtd. Notes
    6.20%            12/15/34          Baa2                 120          108,899
                                                                    ------------
                                                                         377,857
                                                                    ------------
BUSINESS SERVICES
Affinity Group, Inc., Sr. Sub. Notes
    9.00%            02/15/12           B3                   50           49,750
Brickman Group Ltd., Gtd. Notes,
    Series B
    11.75%           12/15/09           B2                   50           53,750
Invensys PLC, Sr. Notes, 144A,
    (United Kingdom)(a)(i)
    9.875%           03/15/11           B3                   50           54,250
                                                                    ------------
                                                                         157,750
                                                                    ------------
CABLE TELEVISION -- 0.3%
AT&T Broadband Corp., Gtd. Notes
    8.375%           03/15/13          Baa2                 205          227,681
Charter Communications Operating
    LLC, Sr. Notes, 144A(g)
    8.00%            04/30/12           B2                  100           99,500
Comcast Corp., Gtd. Notes
    4.95%            06/15/16          Baa2                 125          111,398
    Sr. Unsec'd. Notes
    6.50%            11/15/35          Baa2                 100           94,397
CSC Holdings, Inc., Sr. Notes
    7.25%            07/15/08           B2                  400          400,500
Deutche Telekom International
    Finance BV, Sr. Notes
    5.75%            03/23/16           A3                  126          118,920
Echostar DBS Corp., Gtd. Notes
    6.625%           10/01/14          Ba3                   50           47,000
General Cable Corp., Sr. Notes
    9.50%            11/15/10           B2                   25           26,500
Rogers Cable, Inc., Sec'd. Notes,
    144A (Canada)(l)
    5.50%            03/15/14          Ba2                  165          146,438
                                                                    ------------
                                                                       1,272,334
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B108

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
CHEMICALS -- 0.2%
Dow Chemical Corp., Sr. Notes
    6.125%           02/01/11           A3               $  115     $    116,384
Equistar Chemicals LP, Notes
    8.75%            02/15/09           B1                   75           77,437
Hercules, Inc., Gtd. Notes
    6.75%            10/15/29          Ba3                   75           70,875
Huntsman LLC, Gtd. Notes
    11.625%          10/15/10          Ba3                   65           71,825
IMC Global, Inc., Sr. Notes
    10.875%          08/01/13          Ba3                   25           27,813
INVISTA, Notes, 144A(g)
    9.25%            05/01/12          Ba3                  400          420,000
                                                                    ------------
                                                                         784,334
                                                                    ------------
CLOTHING & APPAREL
Anvil Holdings, Inc., Co. Gtd., PIK(g)
    13.00%           03/15/09           NR                    2            6,388
Dyersburg Corp., Gtd. Notes, Series B, 144A(i)
    9.75%            09/01/07           NR                  175               --
                                                                    ------------
                                                                           6,388
                                                                    ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
Cisco Systems, Inc., Sr. Unsec'd. Notes
    5.25%            02/22/11           A1                  190          186,476
Sungard Data Systems, Inc., Sr.
    UnSec'd. Notes, 144A(a)(g)
    9.125%           08/15/13           B3                  400          415,000
                                                                    ------------
                                                                         601,476
                                                                    ------------
CONGLOMERATES -- 0.1%
Tyco International Group, Gtd. Notes
    (Luxembourg)(l)
    6.375%           10/15/11          Baa3                 225          229,585
                                                                    ------------
CONSTRUCTION -- 0.1%
D.R. Horton, Inc., Sr. Notes
    5.625%           09/15/14          Baa3                 125          114,553
Pulte Homes, Inc., Sr. Unsec'd. Notes
    5.20%            02/15/15          Baa3                 205          182,812
                                                                    ------------
                                                                         297,365
                                                                    ------------
CONSUMER PRODUCTS & SERVICES -- 0.4%
Avis Budget Car Rental, Sr. Notes
    7.576%(c)        05/15/14          Ba3                   50           49,875
    7.625%           05/15/14          Ba3                  200          194,000
    7.75%            05/15/16          Ba3                  125          120,313
Bunge Ltd. Finance Corp., Co. Gtd. Notes
    4.375%           12/15/08          Baa2                 205          197,759
Eastman Kodak Co., Sr. Notes
    7.25%            11/15/13           B2                  400          385,233
Fortune Brands, Inc., Notes
    5.125%           01/15/11          Baa2                 125          119,718
Jostens IH Corp., Gtd. Notes
    7.625%           10/01/12           B3                   50           48,500
McCormick & Co., Sr. Unsec'd. Notes
    5.20%            12/15/15           A2                  175          166,484
Plains E&P Co., Sr. Sub. Notes
    8.75%            07/01/12          Ba3                   25           26,188
Procter & Gamble Co., Sr. Notes
    4.95%            08/15/14          Aa3                  375          356,655
                                                                    ------------
                                                                       1,664,725
                                                                    ------------
CONTAINERS & PACKAGING -- 0.1%
BWAY Corp., Sr. Sub. Notes
    10.00%           10/15/10           B3                   50           52,500
Graphic Packaging International
    Corp., Sr. Notes
    8.50%            08/15/11           B2                   25           24,937
Graphic Packaging International Corp.,
    Sr. Sub. Notes(a)
    9.50%            08/15/13           B3                   25           24,750
Jefferson Smurfit Corp., Gtd. Notes
    8.25%            10/01/12           B2                   25           23,438
Owens-Brockway Glass Containers, Inc.,
    Gtd. Notes
    8.875%           02/15/09           B1                  150          154,500
Owens-Brockway Glass Container, Inc.,
    Notes
    8.75%            11/15/12           B1                   50           52,062
Owens-Illinois, Inc., Sr. Notes
    7.35%            05/15/08           B3                   25           25,188
Sealed Air Corp., Sr. Notes, 144A(g)
    5.375%           04/15/08          Baa3                 145          143,767
Silgan Holdings, Inc., Sr. Sub. Notes
    6.75%            11/15/13           B1                   25           24,375
                                                                    ------------
                                                                         525,517
                                                                    ------------
DIVERSIFIED OPERATIONS -- 0.2%
Bombardier, Inc., UnSec'd. Notes, 144A
    (Canada)(g)(l)
    6.75%            05/01/12          Ba2                  400          368,000
Hutchison Whampoa
    International Ltd., 144A(g)
    6.25%            01/24/14           A3                  280          278,842
Leucadia National Corp., Sr. Notes
    7.00%            08/15/13          Ba2                   75           72,750
                                                                    ------------
                                                                         719,592
                                                                    ------------
ELECTRIC -- 0.2%
El Paso Electric Co., Sr. Unsec'd. Notes
    6.00%            05/15/35          Baa3                 190          173,116
Orion Power Holdings, Inc., Sr. Notes
    12.00%           05/01/10           B3                   75           84,750
Pacific Gas & Electric Co. UnSec'd. Notes
    4.80%            03/01/14          Baa1                 115          107,163
Sierra Pacific Resources, Sr. Notes(g)
    7.803%           06/15/12           B1                  100          101,896
Southern California Edison, Co., Notes
    4.65%            04/01/15           A3                  135          123,260

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B109

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
ELECTRIC (CONT'D.)
Virginia Electirc & Power Co. Sr. Notes
    6.00%            01/15/36          Baa1              $  185     $    169,113
                                                                    ------------
                                                                         759,298
                                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
Freescale Semiconductor, Inc., Sr. Notes
    7.125%           07/15/14          Ba1                  100          101,000
STATS ChipPAC, Ltd., Gtd. Notes
    6.75%            11/15/11          Ba2                   25           23,312
Telex Communications Holdings, Inc.,
    Sec'd. Notes(g)
    11.50%           10/15/08           B3                   75           79,500
                                                                    ------------
                                                                         203,812
                                                                    ------------
ENERGY -- 0.2%
Chesapeake Energy Corp., Gtd. Notes
    6.50%            08/15/17           NR                  400          365,000
NRG Energy, Inc., Co. Gtd. Notes
    7.25%            02/01/14           B1                  150          146,250
    7.375%           02/01/16           B1                  250          243,750
Valero Energy Corp., Sr. Notes
    3.50%            04/01/09          Baa3                 145          136,524
                                                                    ------------
                                                                         891,524
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.3%
AMF Bowling Worldwide, Inc., Sr. Sub. Notes
    10.00%           03/01/10          Caa1                  75           76,688
Boyd Gaming Corp., Sr., Sub. Notes(a)
    7.125%           02/01/16           B1                  400          386,500
Cinemark USA, Inc., Sr. Sub. Notes
    9.00%            02/01/13           B3                   25           26,250
GTECH Holdings Corp., Gtd. Notes
    4.50%            12/01/09          Baa3                 215          206,701
K2, Inc., Sr. Notes
    7.375%           07/01/14           B1                   75           72,000
Penn National Gaming, Inc., Sr. Sub. Notes
    6.75%            03/01/15           B1                   25           23,313
Resorts International Hotel & Casino, Inc.,
    Gtd. Notes
    11.50%           03/15/09           B2                   25           27,000
Speedway Motorsports, Inc., Sr. Sub. Notes
    6.75%            06/01/13          Ba2                   50           48,500
Time Warner Entertainment Co. LP, Debs.
    7.25%            09/01/08          Baa2                 250          257,144
    8.375%           03/15/23          Baa2                  90          100,077
Town Sports International, Inc., Gtd. Notes
    9.625%           04/15/11           B2                   16           16,520
Warner Music Group, Sr. Sub. Notes
    7.375%           04/15/14           B2                   75           72,750
                                                                    ------------
                                                                       1,313,443
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
Allied Waste North America, Inc., Sr. Notes
    8.50%            12/01/08           B2                  100          103,500

Casella Waste Systems, Inc., Sr. Sub. Notes
    9.75%            02/01/13           B3                  100          105,000
                                                                    ------------
                                                                         208,500
                                                                    ------------
FINANCIAL - BANK & TRUST -- 0.6%
ABN AMRO Bank NV, Sub. Notes (Netherlands)(l)
    7.125%           06/18/07           A1                  145          146,868
BAC Capital Trust VI, Gtd. Bonds
    5.625%           03/08/35          Aa3                  240          206,617
Bank of America Corp., Sr. Notes
    4.875%           09/15/12          Aa2                  225          214,372
Bank of Nova Scotia, Sub. Debs. (Canada)(l)
    6.25%            09/15/08           A1                   50           50,521
BB&T Capital Trust II, GTD. Notes
    6.75%            06/07/36           A1                  255          254,038
Citigroup, Inc., Sub. Notes
    5.00%            09/15/14          Aa2                  375          350,988
Crystal U.S. Holdings, Sr. Disc. Notes,
    10.00%           10/01/14          Caa2                  25           19,812
Crystal U.S. Holdings, Sr. Disc. Notes
    (Zero Coupon until 10/01/09)
    10.50% (v)       10/01/14          Caa2                   8            6,260
HSBC Holdings PLC, Sub. Notes
    (United Kingdom)(l)
    6.50%            05/02/36          Aa3                  100           98,308
International Nederland Bank NV,
    Sub. Notes (Netherlands)(g)(l)
    5.125%           05/01/15          Aa3                  250          237,133
Kinder Morgan Finance Co., Gtd. Notes
    5.70%            01/05/16          Baa2                 190          164,972
Northern Trust Co., Sub. Notes
    4.60%            02/01/13           A1                  115          107,476
Wachovia Corp., Sub. Notes
    6.40%            04/01/08           A1                   80           81,114
Webster Financial Corp., Sr. Notes
    5.125%           04/15/14          Baa3                 180          167,434
Wells Fargo & Co., Sr. Unsec'd. Notes
    4.875%           01/12/11          Aa1                  190          184,085
                                                                    ------------
                                                                       2,289,998
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.1%
Legg Mason, Inc., Sr. Notes
    6.75%            07/02/08           A3                  100          101,946
Lehman Brothers Holdings, Inc., Notes
    3.50%            08/07/08           A1                  305          291,954
                                                                    ------------
                                                                         393,900
                                                                    ------------
FINANCIAL INSTITUTIONS
Jefferies Group, Inc., Sr. Unsec'd. Notes
    6.25%            01/15/36          Baa1                 150          136,899
                                                                    ------------
FINANCIAL SERVICES -- 1.3%
American General Finance Corp., Notes
    5.40%            12/01/15           A1                  230          218,179
Arch Western Finance LLC, Sr. Notes
    6.75%            07/01/13          Ba3                   50           47,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B110

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
FINANCIAL SERVICES (CONT'D.)
Bank One Corp., Sub. Notes
    5.25%            01/30/13           A1               $  270     $    261,092
Capital One Bank, Sub. Notes
    6.50%            06/13/13          Baa1                 280          286,323
CIT Group, Inc., Sr. Notes
    6.00%            04/01/36           A2                  130          119,523
Couche-Tard Corp., Sr. Sub. Notes
    7.50%            12/15/13          Ba2                   50           49,750
Countrywide Financial Corp., Notes
    6.25%            05/15/16          Baa2                 255          249,934
Dollar Financial Group, Inc., Gtd. Notes
    9.75%            11/15/11           B3                   75           80,625
ERAC USA Finance Co., Bonds, 144A(g)
    5.60%            05/01/15          Baa1                 185          175,895
Ford Motor Credit Co., Notes
    6.12%            11/16/06          Ba2                  105          104,938
    7.375%           10/28/09          Ba2                  400          369,815
Franklin Resources, Inc., Notes
    3.70%            04/15/08           A2                   55           53,141
General Motors Acceptance Corp., Notes
    5.625%           05/15/09          Ba1                  400          380,464
Goldman Sachs Group, Inc., Gtd. Notes
    6.345%           02/15/34           A1                  380          354,260
HBOS PLC, Sub. Notes, 144A
    (United Kingdom)(l)
    6.00%            11/01/33          Aa3                  170          165,554
HSBC Finance Corp., Notes
    5.00%            06/30/15          Aa3                  240          221,477
Huntington National Bank, Sr. Notes
    4.375%           01/15/10           A2                  210          201,582
International Lease Finance Corp., Notes
    6.375%           03/15/09           A1                   85           86,261
International Lease Finance Corp.,
    UnSec'd. Notes
    5.125%           11/01/10           A1                  100           97,547
John Deere Capital Corp., Notes
    7.00%            03/15/12           A3                  190          200,591
JSG Funding PLC Sr. Sub. Notes
    7.75%            04/01/15          Caa1                  50           45,250
MBNA America Bank NA, Notes
    4.625%           08/03/09          Aa1                  190          184,731
MBNA America Bank NA, Sub. Notes
    7.125%           11/15/12          Aa2                   80           85,398
Merrill Lynch & Co., Sub. Notes
    6.05%            05/16/16           A1                  190          188,749
Mizuho Capital Investment 1 Ltd.,
    Sub. Notes, 144A(g)
    6.686%           12/31/49          Baa2                  66           62,629
MUFG Capital Finance 1 Ltd.,
    Gtd. Notes (Cayman Islands)(l)
    6.346% (c)       07/29/49          Baa2                 100           96,459
Residential Capital Corp., Gtd. Notes
    6.125%           11/21/08          Baa3                 120          118,609
Student Loan Marketing Assoc., Notes
    4.49%            04/01/09           A2                  155          148,865
    5.30%            01/26/09           A2                  225          225,650
U.S. Bancorp, Sr. Notes
    4.50%            07/29/10          Aa2                  275          263,403
Verizon Global Funding Corp., Notes
    7.75%            12/01/30           A3                  165          177,960
                                                                    ------------
                                                                       5,322,529
                                                                    ------------
FOOD -- 0.1%
Agrilink Foods, Inc., Gtd. Notes, 144A(g)
    11.875%          11/01/08           B3                   25           25,469
B&G Foods Holding Corp., Sr. Notes
    8.00%            10/01/11           B2                  125          125,000
Wornick Co., Sec'd. Notes
    10.875%          07/15/11           B2                   50           50,375
Wrigley, (Wm., Jr.) Co., Sr. Unsec'd. Notes
    4.65%            07/15/15           A1                   75           68,658
                                                                    ------------
                                                                         269,502
                                                                    ------------
FURNITURE
Sealy Mattress Co., Sr. Sub. Notes
    8.25%            06/15/14           B2                   50           50,000
                                                                    ------------
HEALTHCARE SERVICES -- 0.3%
Concentra Operating Corp., Gtd. Notes
    9.50%            08/15/10           B3                   25           25,875
    9.125%           06/01/12           B3                   75           77,625
Genesis HealthCare Corp., Sr. Sub. Notes
    8.00%            10/15/13           B2                   75           78,469
HCA, Inc., Notes
    8.75%            09/01/10          Ba2                  400          421,706
Highmark, Inc., Notes, 144A(g)
    6.80%            08/15/13          Baa2                 145          148,599
United Healthcare Group, Sr. Unsec'd. Notes
    5.25%            03/15/11           A2                  155          150,906
Vanguard Health Holdings Co. LLC II,
    Sr. Sub. Notes
    9.00%            10/01/14          Caa1                  50           49,875
Wellpoint, Inc., UnSec'd. Notes
    5.00%            01/15/11          Baa1                 120          115,579
                                                                    ------------
                                                                       1,068,634
                                                                    ------------
HOTELS & MOTELS
Harrahs Operating Co., Inc., Gtd. Notes
    5.50%            07/01/10          Baa3                 100           97,560
Hilton Hotels Corp., Notes
    7.625%           12/01/12          Ba2                   25           25,771
Host Marriott LP, Gtd. Notes
    9.50%            01/15/07          Ba2                   50           51,250
Mandalay Resort Group, Sr. Sub. Notes
    10.25%           08/01/07          Ba3                   25           25,906
                                                                    ------------
                                                                         200,487
                                                                    ------------
INDUSTRIAL PRODUCTS -- 0.1%
Brand Services, Inc., Gtd. Notes
    12.00%           10/15/12          Caa1                  75           84,750
Collins & Aikman Corp., Gtd. Notes
    9.75%            02/15/10          Caa1                  75           73,687

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B111

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
INDUSTRIAL PRODUCTS (CONT'D.)
Massey Energy Co., Sr. Notes
    6.625%           11/15/10           B1               $   75     $     73,875
Mobile Mini, Inc., Sr. Notes
    9.50%            07/01/13           B1                   49           52,430
                                                                    ------------
                                                                         284,742
                                                                    ------------
INFORMATION TECHNOLOGY SERVICES
Dun & Bradstreet Corp., Sr. Notes
    5.50%            03/15/11          A-(d)                100           98,332
                                                                    ------------
INSURANCE -- 0.4%
Ace INA Holdings, Inc., Notes
    5.875%           06/15/14           A3                  155          149,749
Fund American Cos., Inc., Notes
    5.875%           05/15/13          Baa2                 195          187,102
Genworth Financial, Inc., Notes
    5.75%            06/15/14           A2                  185          182,314
MetLife, Inc., Sr. Notes
    6.125%           12/01/11           A2                  200          203,433
Nationwide Financial Services, Inc.,
    Sr. Notes
    5.90%            07/01/12           A3                  205          204,783
Nationwide Mutual Insurance Co.,
    Bonds, 144A(g)
    6.60%            04/15/34           A2                  105           98,656
NLV Financial Corp., Sr. Notes, 144A(g)
    7.50%            08/15/33          Baa3                 120          121,929
Principal Life Global Funding I,
    Notes, 144A(g)
    5.125%           10/15/13          Aa2                  185          178,382
Security Benefit Life Insurance Co.,
    Notes, 144A(g)
    7.45%            10/01/33          Baa1                  80           85,369
Torchmark Corp., Notes
    6.375%           06/15/16          Baa1                 125          124,051
Transamerica Capital II Co., Gtd., Notes, 144A(g)
    7.65%            12/01/26          Baa1                  95          101,655
Transatlantic Holdings, Inc., Sr. Unsec'd. Notes
    5.75%            12/14/15           A2                  150          144,396
                                                                    ------------
                                                                       1,781,819
                                                                    ------------
MACHINERY & EQUIPMENT
Dresser-Rand Group, Inc., Gtd. Notes
    7.375%           11/01/14           B2                   22           21,010
JLG Industries, Inc., Sr. Sub. Notes
    8.375%           06/15/12           B2                  100          103,500
                                                                    ------------
                                                                         124,510
                                                                    ------------
MEDIA -- 0.1%
News America, Inc., Notes
    6.40%            12/15/35          Baa2                 200          184,981
Viacom, Inc., Sr. Notes(g)
    5.75%            04/30/11          Baa3                 125          122,777
                                                                    ------------
                                                                         307,758
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
Fresenius Medical Care Capital Trust II, Gtd. Notes
    7.875%           02/01/08           B1                  250          253,750
Medtronic, Inc., Sr. Notes
    4.75%            09/15/15           A1                  260          237,615
VWR International, Inc., Sr. Notes (Germany)(l)
    6.875%           04/15/12           B3                   25           23,875
                                                                    ------------
                                                                         515,240
                                                                    ------------
METALS & MINING -- 0.1%
Falconbridge Ltd., Notes (Canada)(l)
    6.20%            06/15/35          Baa3                  95           84,035
Freeport-McMoRan Resource
    Partners, Inc. L.P., Sr. Notes
    7.00%            02/15/08          Ba3                  175          175,438
Hawk Corp., Sr. Notes
    8.75%            11/01/14           B2                   50           50,250
Neenah Corp., Sec'd. Notes, 144A(g)
    11.00%           09/30/10           B2                   25           27,000
Newmont Mining Corp., UnSec'd. Notes
    5.875%           04/01/35          Baa1                  85           76,073
Russel Metals, Inc., Sr. Notes, 144A (Canada)(l)
    6.375%           03/01/14          Ba2                   75           69,375
Valmont Industries, Inc., Gtd. Notes
    6.875%           05/01/14          Ba3                   25           24,125
                                                                    ------------
                                                                         506,296
                                                                    ------------
OFFICE EQUIPMENT -- 0.1%
Pitney Bowes, Inc., Notes
    4.625%           10/01/12          Aa3                  195          182,989
Xerox Corp., Sr. Notes
    6.875%           08/15/11          Ba2                  400          397,500
                                                                    ------------
                                                                         580,489
                                                                    ------------
OIL & GAS -- 0.8%
Amerada Hess Corp., Bonds
    7.875%           10/01/29          Ba1                   85           94,832
ANR Pipeline, Co., Notes
    8.875%           03/15/10          Ba2                   25           26,406
Atmos Energy Corp., Notes
    4.00%            10/15/09          Baa3                 210          198,074
Baker Hughes, Inc., Sr. Notes
    6.875%           01/15/29           A2                  200          216,266
Boardwalk Pipelines LLC, Notes
    5.50%            02/01/17          Baa2                  55           51,882
Chesapeake Energy Corp., Sr. Notes
    7.00%            08/15/14          Ba2                   25           24,188
ConocoPhillips, Gtd. Bonds
    5.90%            10/15/32           A1                  245          234,889
Denbury Resources, Inc., Sr. Sub. Notes
    7.50%      04/01/13 - 12/15/15      B2                  100           99,875
Devon Financing Corp ULC., Gtd. Notes
    6.875%           09/30/11          Baa2                 240          249,528
Diamond Offshore Drilling, Inc., Sr. Notes
    5.15%            09/01/14          Baa2                 125          117,680
    4.875%           07/01/15          Baa2                 150          137,430

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B112

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
OIL & GAS (CONT'D.)
Duke Capital LLC, Sr. Notes
    6.25%            02/15/13          Baa2              $  185     $    186,782
Dynegy-Roseton Danskammer Corp., Gtd. Notes
    7.27%            11/08/10           B2                   50           50,000
EnCana Holdings Finance Corp., Gtd. Notes
    (Canada)(l)
    5.80%            05/01/14          Baa2                 200          195,577
Ferrellgas Partners L.P., Sr. Notes
    8.75%            06/15/12           B2                   25           25,375
Forest Oil Corp., Sr. Notes
    8.00%            12/15/11          Ba3                   25           25,562
Halliburton Co., Sr. Sub. Notes
    5.50%            10/15/10          Baa1                 265          262,495
Hanover Compressor Co., Sr. Notes
    9.00%            06/01/14           B3                   25           26,125
Hilcorp Energy I L.P., Sr. Notes, 144A(g)
    10.50%           09/01/10           B3                   75           80,812
Magnum Hunter Resources, Inc., Gtd. Notes
    9.60%            03/15/12          Ba3                   33           34,897
Midamerican Energy Holdings Co., Bonds, 144A(g)
    6.125%           04/01/36          Baa1                 150          140,217
National Gas Co. of Trinidad and Tobago
    LTD, Notes, 144A(g)
    6.05%            01/15/36           A3                  100           92,054
Panhandle Eastern Pipe Line Co., Sr. Notes
    4.80%            08/15/08          Baa3                  70           68,243
Pemex Project Funding Master Trust,
    Gtd. Notes, 144A
    6.629%           06/15/10          Baa2                 190          193,990
    6.625%           06/15/35          Baa2                 200          181,000
Petro-Canada, Notes (Canada)(l)
    5.95%            05/15/35          Baa2                 185          169,139
XTO Energy, Inc., Sr. Unsec'd. Notes
    5.65%            04/01/16          Baa3                 115          109,048
                                                                    ------------
                                                                       3,292,366
                                                                    ------------
PAPER & FOREST PRODUCTS -- 0.1%
Boise Cascade LLC, Gtd. Notes
    7.125%           10/15/14           B2                  100           88,500
Celulosa Arauco v Constitucion SA,
    Notes (Chile)(l)
    5.125%           07/09/13          Baa2                 160          146,850
                                                                    ------------
                                                                         235,350
                                                                    ------------
PHARMACEUTICALS -- 0.1%
Amgen, Inc., Sr. Notes
    4.00%            11/18/09           A2                  125          118,820
Teva Pharmaceutical Finance LLC, Co. Gtd.
    5.55%            02/01/16          Baa2                 100           93,784
Warner Chilcott Corp., Gtd. Notes
    8.75%            02/01/15          Caa1                  50           50,500
                                                                    ------------
                                                                         263,104
                                                                    ------------
PRINTING & PUBLISHING -- 0.1%
CanWest Media, Inc., Gtd. Notes (Canada)(l)
    8.00%            09/15/12           B2                  137          136,122

Dex Media East LLC, Gtd. Notes
    9.875%           11/15/09          Ba3                   25           26,438
    12.125%          11/15/12           B1                   98          110,005
Houghton Mifflin Co., Sr. Notes
    8.25%            02/01/11           B3                   25           25,313
Sun Media Corp., Gtd. Notes (Canada)(l)
    7.625%           02/15/13          Ba3                   50           50,312
                                                                    ------------
                                                                         348,190
                                                                    ------------
RAILROADS -- 0.1%
Canadian National Railway Co., Bonds (Canada)(l)
    6.25%            08/01/34           A3                  195          197,345
Norfolk Southern Corp., Sr. Notes
    6.00%            04/30/08          Baa1                 250          251,097
                                                                    ------------
                                                                         448,442
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
Archstone-Smith Operating Trust, Sr. Unsec'd. Notes
    5.25%            05/01/15          Baa1                 180          169,214
AvalonBay Communities, Inc., Notes
    6.125%           11/01/12          Baa1                 125          126,036
Centex Corp., Sr. Unsec'd. Notes
    5.45%            08/15/12          Baa2                 200          189,415
Developers Diversified Realty Corp., Notes
    3.875%           01/30/09          Baa2                 145          138,008
Lennar Corp., Gtd Notes
    5.60%            05/31/15          Baa2                 145          131,718
MDC Holdings, Inc., Gtd. Notes
    5.50%            05/15/13          Baa3                 260          237,331
NVR, Inc., Sr. Notes
    5.00%            06/15/10          Baa3                  85           80,934
Reckson Operating Partnership LP,
    Sr. Unsec'd. Notes
    6.00%            03/31/16          Baa3                 125          121,038
Simon Property Group LP, Notes
    3.75%            01/30/09          Baa1                 190          180,738
WCI Communities, Inc., Gtd. Notes
    9.125%           05/01/12          Ba3                   25           23,437
                                                                    ------------
                                                                       1,397,869
                                                                    ------------
RESTAURANTS
Real Mex Restaurants, Inc., Gtd. Notes
    10.00%           04/01/10           B2                   25           26,250
Yum! Brands, Inc., Sr. Notes
    7.70%            07/01/12          Baa2                 115          123,694
                                                                    ------------
                                                                         149,944
                                                                    ------------
RETAIL & MERCHANDISING -- 0.2%
Adesa, Inc., Sr. Sub. Notes
    7.625%           06/15/12           B1                   50           49,125
Autonation, Inc., Gtd. Notes
    7.04%(c)         04/15/13          Ba2                   75           74,625
    7.00%            04/15/14          Ba2                   75           73,875
Home Depot, Inc., Sr. Unsec'd. Notes
    5.40%            03/01/16          Aa3                  190          182,130

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B113

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE OBLIGATIONS (CONTINUED)
RETAIL & MERCHANDISING (CONT'D.)
Jean Coutu Group PJC, Inc., Sr. Notes (Canada)(l)
    7.625%           08/01/12           B3               $   75     $     72,750
Kroger Co., Gtd. Notes
    8.05%            02/01/10          Baa2                 180          191,342
Pantry, Inc., Sr. Sub. Notes
    7.75%            02/15/14           B3                   50           49,500
Penney, (J.C.) Co., Inc., Notes
    9.00%            08/01/12          Baa3                  65           74,503
Wal-Mart Stores, Inc., Bonds
    5.25%            09/01/35          Aa2                  200          174,506
                                                                    ------------
                                                                         942,356
                                                                    ------------
TECHNOLOGY -- 0.1%
Oracle Corp. and Ozark Holding, Inc., Notes
    5.00%            01/15/11           A3                  225          217,142
                                                                    ------------
TELECOMMUNICATIONS -- 0.6%
America Movil S.A. de C.V., UnSec'd. Notes
    (Mexico)(l)
    6.375%           03/01/35           A3                  130          112,999
AT&T, Inc., Notes
    5.30%            11/15/10           A2                  130          126,836
    5.10%            09/15/14           A2                  155          143,796
    6.45%            06/15/34           A2                  260          247,146
Centennial Cellular Operating Co., Gtd. Notes
    10.125%           06/15/13          B3                   50           52,625
Eircom Funding, Co. Gtd. Notes (Ireland)(l)
    8.25%            08/15/13           B1                  100          106,000
Horizon PCS, Inc., Gtd. Notes
    11.375%           07/15/12          N/a                  25           28,094
iPCS Escrow Co., Sr. Notes
    11.50%           05/01/12           B3                   50           55,750
Nextel Communications, Inc., Sr. Notes
    6.875%           10/31/13          Baa2                 120          120,704
Rogers Wireless, Inc., Sec'd. Notes (Canada)(l)
    9.625%           05/01/11          Ba2                   75           82,125
Rogers Wireless, Inc., Sr. Sub. Notes (Canada)(l)
    8.00%            12/15/12          Ba3                  150          153,375
Sprint Capital Corp., Gtd. Notes
    6.875%           11/15/28          Baa2                 195          196,444
Telecom Italia Capital, Co. Gtd. Notes
    (Luxembourg)(l)
    5.25%            11/15/13          Baa2                 155          143,292
Telefonica Emisones SAU, Gtd. Notes
    6.421%           06/20/16         Baa1e                 195          194,595
Telefonos de Mexico SA, Sr. Notes
    5.50%            01/27/15           A3                  150          137,305
TELUS Corp., Notes(Canada)(l)
    8.00%            06/01/11          Baa2                 245          265,310
U.S. Unwired, Inc., Sec'd. Notes
    10.00%           06/15/12          Baa2                  50           55,500
UbiquiTel Operating Co., Sr. Notes
    9.875%           03/01/11          Caa1                  75           81,563
                                                                    ------------
                                                                       2,303,459
                                                                    ------------
TRANSPORTATION
CHC Helicopter Corp., Sr. Sub. Notes
    7.375%           05/01/14           B2                   25           24,000
Union Tank CAR Co., Notes
    7.125%           02/01/07           A2                  150          151,290
                                                                    ------------
                                                                         175,290
                                                                    ------------
UTILITIES -- 0.7%
AES Corp., Sr. Notes
    9.375%           09/15/10           B1                   50           53,500
    8.875%           02/15/11           B1                   75           78,750
    7.75%            03/01/14           B1                   25           25,125
AES Corp., Sec'd. Notes, 144A(g)
    9.00%            05/15/15          Ba3                  100          107,500
Alabama Power Co., Sr. Notes
    5.40%            08/25/09           A2                  175          175,495
Allegheny Energy Supply Co. LLC, Notes
    7.80%            03/15/11          Ba3                   25           25,938
Appalachian Power Co., Notes
    6.375%           04/01/36         Baa2                  105          100,494
Aquila Canada Finance Corp., Gtd. Notes
    (Canada)(l)
    7.75%            06/15/11           B2                   25           25,875
Black Hills Corp., Notes
    6.50%            05/15/13         Baa3                  125          123,150
CE Electric UK Funding Co., Sr. Notes, 144A
    (United Kingdom)(g)(l)
    6.995%           12/30/07         Baa2                  155          156,320
Centerpoint Energy, Inc., Sr. Notes
    7.25%            09/01/10          Ba1                  135          140,555
CMS Energy Corp., Sr. Notes
    8.50%            04/15/11           B1                  400          417,000
Exelon Generation Co. LLC, Notes
    5.35%            01/15/14         Baa1                  115          109,861
FirstEnergy Corp., Notes
    6.45%            11/15/11         Baa3                  200          203,504
Florida Power & Light Co., First Mortgage(g)
    6.20%            06/01/36          Aa3                   75           74,500
Mirant Americas Generation LLC, Sr. Notes
    8.30%            05/01/11           B2                  400          397,000
PPL Capital Funding, Gtd. Notes
    4.33%            03/01/09         Baa2                  190          182,099
Progress Energy, Inc., Sr. Unsec'd. Notes
    5.625%           01/15/16         Baa2                  125          119,461
Public Service Co. of New Mexico, Sr. Notes
    4.40%            09/15/08         Baa2                  245          237,591
Westar Energy, Inc., First Mortgage
    5.10%            07/15/20         Baa2                  110           96,992
Williams Cos., Inc., Notes
    8.75%            03/15/32          Ba2                   25           27,188
WPD Holdings UK, Jr. UnSub. Notes, 144A(g)
    6.875%           12/15/07         Baa3                  110          110,656
                                                                    ------------
                                                                       2,988,554
                                                                    ------------
TOTAL CORPORATE OBLIGATIONS
    (cost $40,047,332)   ......................................       38,560,631
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B114

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY                         AMOUNT          VALUE
  RATE                  DATE                            (000)         (NOTE 2)
--------             --------                         ---------     ------------
U.S. TREASURY OBLIGATIONS -- 6.8%
U.S. Treasury Bonds
    5.375%           02/15/31                            $1,685     $  1,714,093
    5.50%            08/15/28                               505          518,848
    6.00%            02/15/26                             1,050        1,137,363
    6.25%            05/15/30                               685          775,869
    6.375%           08/15/27                               155          175,937
    7.50%            11/15/16                               750          887,109
    7.625%           02/15/25                             1,140        1,447,800
    8.50%            02/15/20                               975        1,275,117
U.S. Treasury Inflationary Note, TIPS
    2.00%            07/15/14                             1,335        1,374,516
U.S. Treasury Notes
    3.625%           06/30/07                               820          806,899
    3.625%         06/15/10(a)                            1,325        1,256,007
    4.00%      04/15/10 - 02/15/14                        3,840        3,683,180
    4.25%      11/15/13 - 11/15/14                        2,030        1,919,464
    4.75%          05/15/14(a)                            1,825        1,780,302
    4.875%         02/15/12(a)                            3,370        3,333,139
    5.00%          08/15/11(a)                            2,435        2,427,676
    5.75%            08/15/10                             3,420        3,504,030
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $28,983,665)   ......................................       28,017,349
                                                                    ------------

                                     MOODY'S
                                     RATING
                                     -------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- 4.0%
Banc of America Commercial Mortgage, Inc.,
    Series 2003-1, Class-A2
    4.648%           09/11/36          AAA(d)               350          328,526
    Series 2004-A, Class-2A2
    4.116%(c)        02/25/34           NR                  234          227,359
    Series 2004-D, Class 2A2
    4.20%(c)         05/25/34           NR                   97           93,327
Banc of America Mortgage Securities,
    Series 2003-L, Class 2A2
    4.262%(c)        01/25/34          Aaa                  415          403,480
    Series 2004-H, Class 2A2
    4.751%(c)        09/25/34          Aaa                  134          131,102
    Series 2004-I, Class 3A2
    4.917%(c)        10/25/34          Aaa                  149          145,232
    Series 2005 - A, Class 2A2
    4.586%           02/25/35          Aaa                  861          833,395
    Series 2005-J, Class 2A1
    5.102%(c)        11/25/35          Aaa                  509          497,753
    Series 2005-J, Class 3A1
    5.274%           11/25/35          Aaa                  200          195,401
Bear Stearns Commercial Mortgage
    Securities Series 2005-Pwr8, Class A4
    4.674%           06/11/41          Aaa                  300          274,787
    Series 2005-Pwr9, Class AAB
    4.804%           09/15/42          Aaa                  400          378,668
    Series 2005-T20, Class-A1
    4.94%            10/12/42          Aaa                  415          408,085
    Series 2006-Pw12 Class A4
    5.712%           09/11/38          Aaa                  650          645,194
Citigroup / Deutsche Bank Commercial
    Mortgage Trust, Series 2005-CD1, Class AJ
    5.40%            09/15/20          Aaa                  300          285,671
Citigroup Mortgage Loan Trust, Inc.,
    Series 2006-AR1, Class-2A1
    4.70%            08/27/35          Aaa                  645          626,182
    Series 2006 - AR2, Class 2AB
    5.591%           03/25/36          Aa2                  219          215,948
Commercial Mortgage Pass-Through
    Certification, Series 2005-LP5, Class-A1
    4.235%           05/10/43          Aaa                  222          216,083
CS First Boston Mortgage Securities
    Corp., Series 2005-C1, Class A2
    4.609%           02/15/38          Aaa                1,175        1,132,805
Federal Home Loan Mortgage Corp.
     Series 3162, Class OD
    6.00%      09/15/16 - 06/15/35     Aaa                  573          570,048
Federal National Mortgage Assoc.,
    Series 319, Class 2, IO(g)
    6.50%            02/01/32          Aaa                   62           16,520
    Series 2002-74, Class-Pj
    5.00%            03/25/15          Aaa                  575          568,395
    Series 2003-40, Class NI, IO(g)
    5.50%            04/01/33          Aaa                   74            5,442
    Series 2003-92, Class NM
    3.50%            04/25/13          Aaa                  300          292,336
    Series 2005-57, Class PA
    5.50%            05/25/27          Aaa                  548          544,468
Freddie Mac,
    Series 2614, Class IH, IO(g)
    4.50%      07/15/11 - 05/15/16     Aaa                  986           63,031
    Series 2631, Class PC
    4.50%            03/15/16          Aaa                  750          724,645
    Series 2686, Class JG
    5.50%            04/15/28          Aaa                  800          787,245
GE Capital Commercial Mortgage Corp.,
    Series 2001-1, Class-A2
    6.531%           05/15/33          Aaa                  390          400,997
    Series 2005-C4, Class A1
    5.082%           11/10/45          Aaa                  328          323,465
GMAC Commercial Mortgage Securities, Inc.,
    Series GMACC 2001-C2, Class-A2
    6.70%            04/15/34          AAA(d)               375          389,096
Greenwich Capital Commercial Funding Corp.,
    Series 2004-GG1A, Class A2
    3.835%           10/08/08          Aaa                  276          269,342
    Series 2005-Gg3, Class AAB
    4.619%           08/10/42          Aaa                  160          150,323

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B115

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
JP Morgan Chase Commercial Mortgage Corp.,
    Series 2001-CIBC, Class A3
    6.26%            03/15/33          AAA(d)            $  425     $    433,574
    Series 2001-CIB2, Class A2
    6.244%           04/15/35          AAA(d)               236          237,878
    Series 2005-Ldp4, Class ASB
    4.824%           10/15/42           Aaa                 325          306,967
    Series 2006, Class 14-A4
    5.481%           12/12/44           Aaa                 525          508,931
LB-UBS Commercial Mortgage Trust,
    Series 2003-C8, Class A1
    3.636%           11/15/27           Aaa                 630          608,208
    Series 2004-C2, Class-A2
    3.246%           03/01/29           Aaa                 475          447,660
    Series 2004-C4, Class A2
    4.567%           05/15/29           Aaa                 750          730,384
    Series 2005-C1, Class A4
    4.742%           02/15/30           Aaa                 325          300,963
    Series 2006-C1A, Class A4
    5.156%           02/15/31          AAA(d)               650          616,155
Washington Mutual Mortgage,
    Series 2004-AR1, Class A
    4.229%           03/25/34           Aaa                 144          139,800
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (cost $17,036,067) ........................................       16,474,871
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.1%
Federal Home Loan Bank
    5.60%            06/28/11                               300          301,421
Federal Home Loan Mortgage Corp.
    4.125%           10/18/10                               665          630,590
    4.786%(c)        07/01/35                                96           94,792
    5.00%            07/15/14                             1,000          969,070
    5.125%      02/27/09 - 07/15/12                         460          454,256
    5.75%            05/23/11                               350          348,741
    6.625%           09/15/09                             1,000        1,034,190
Federal National Mortgage Assoc.
    3.25%       08/15/08 - 02/15/09                       1,175        1,117,103
    4.375%           09/15/12                               450          424,078
    5.703%           01/01/36                               785          776,188
    6.00%       05/15/08 - 05/15/11                       2,660        2,711,216
                                                                  --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (cost $9,122,214) .........................................        8,861,645
                                                                  --------------
ASSET-BACKED SECURITIES -- 1.4%
BankBoston Home Equity Loan Trust,
    Series 1998-1, Class-A6
    6.35%            02/25/13          Aaa                   78           78,287
Capital One Multi-Asset Execution Trust,
    Series 2004-A8, Class A8
    5.329%           08/15/14          Aaa                  850          853,896
Chase Funding Mortgage Loan Asset-Backed,
    Series 2002-2, Class 1M1
    5.599%           09/25/31          Aa2                   41           40,651
Credit-Based Asset Servicing and Securitization,
    Series 2005-CB5, Class AF2
    4.831%           08/25/35          Aaa                  185          180,701
    Series 2006-CB3, Class AV3
    5.251%           03/25/36          Aaa                  625          625,303
GE Equipment Small Ticket LLC,
    Series 2005-1A, Class A4, 144A(g)
    4.51%            12/22/14          Aaa                  350          338,899
Hyundai Auto Receivables Trust,
    Series 2006-A, Class A4
    5.26%            11/15/12          Aaa                  300          296,754
Marriott Vacation Club Owner Trust,
    Series 2006-1A, Class A
    5.737%           04/20/28           NR                  300          294,281
MSAC, Series 2006 He4, Class A3
    5.23%            06/25/36          Aaa                  200          200,000
New Century Home Equity Loan Trust,
    Series 2005-A, Class A6
    4.954%           08/25/35           NR                  775          725,904
    Series 2005-A, Class M2
    5.344%           06/28/35          AAA(d)               210          198,592
PECO Energy Transition Trust,
    Series 2001-A, Class A1
    6.52%            12/31/10          Aaa                  475          489,236
PSE&G Transition Funding LLC,
    Series 2001-1, Class A6
    6.61%            06/15/15          Aaa                  100          104,661
Reliant Energy Transition Bond Co. LLC,
    Series 2001-1, Class A4
    5.63%            09/15/15           NR                  350          349,139
Residential Asset Securities Corp.,
    Series 2006-KS3, Class A13
    5.251%           04/25/36          Aaa                  350          350,617
Tarot, Series 2006 - B, Class A4
    5.52%            11/12/12           NR                  625          623,926
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
    (cost $5,853,052) .........................................        5,750,847
                                                                    ------------
MUNICIPAL BONDS -- 0.1%
CALIFORNIA -- 0.1%
California State Public Works Board Revenue Bond
    5.00%            01/01/21           A3                  200          205,172
                                                                    ------------
KANSAS
Kansas Development Finance Authority Revenue Bonds
    5.501%           05/01/34          Aaa                  125          116,976
                                                                    ------------
NEW YORK
New York City Housing Development Corp. Revenue Bonds
    6.42%            11/01/27          Aa2                  130          130,741
                                                                    ------------
OREGON
Oregon State Taxable Pension, General Obligation Unlimited
    5.892%           06/01/27          Aa3                   60           59,530
                                                                    ------------
TOTAL MUNICIPAL BONDS
    (cost $521,876) ...........................................          512,419
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B116

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)         (NOTE 2)
--------             --------        -------          ---------     ------------
FOREIGN GOVERNMENT BONDS -- 0.1%
Republic of South Africa Notes (South Africa)(l)
    6.50%            06/02/14          Baa1              $  265     $    264,337
United Mexican States (Mexico)(l)
    6.375%           01/16/13          Baa1                 205          205,513
                                                                    ------------
TOTAL FOREIGN GOVERNMENT BONDS
    (cost $480,488) ...........................................          469,850
                                                                    ------------

                                                         UNITS
                                                        -------
WARRANTS*
REAL ESTATE INVESTMENT TRUST
    China Overseas, expiring 07/8/07 .................   38,750            1,123
                                                                    ------------
TRANSPORTATION
    Travelcenters of America,
       expiring 05/01/09(g) ..........................      525            1,050
                                                                    ------------
TOTAL WARRANTS
    (cost $0) ........................................                     2,173
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $380,807,533) ..............................               407,494,988
                                                                    ------------

                                                         SHARES
                                                         ------
SHORT-TERM INVESTMENT -- 10.1%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $41,809,270; includes $36,044,009
       of cash collateral for securities on
       loan)(b)(w) (Note 4) .................        41,809,270       41,809,270
                                                                    ------------
TOTAL INVESTMENTS -- 108.7%
    (cost $422,616,803; Note 6) ................................     449,304,258
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (8.7)% .....................................     (36,042,032)
                                                                    ------------
NET ASSETS -- 100.0% ...........................................    $413,262,226
                                                                    ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR    American Depositary Receipt

IO     Interest Only

NR     Not Rated by Moodys or Standard & Poor's

PIK    Payment-in-kind

TBA    Securities Purchased on a Forward Commitment Basis

TIPS   Treasury Inflation Protected Securities

*      Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $34,990,406; cash collateral of $36,044,009 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)    Indicates a variable rate security.

(d)    Standard & Poor's rating.

(g)    Indicates a security that has been deemed illiquid.

(i) Represents issuer in default on interest payments. Non-income producing security.

(l)    US$ Denominated Foreign Bonds.

(r)    Less than $1,000 par.

(v)    The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B117

       --------------------------------------------------------
       AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO (CONTINUED)
       --------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund
    (including 8.7% of collateral received
    for securities on loan)                                             10.1%
U.S. Government Agency Mortgage-Backed Securities                        9.7
Oil & Gas                                                                7.1
Financial Services                                                       7.0
U.S. Treasury Obligations                                                6.8
Financial - Bank & Trust                                                 5.6
Collateralized Mortgage Obligations                                      4.0
Retail & Merchandising                                                   3.7
Telecommunications                                                       3.7
Insurance                                                                3.6
Pharmaceuticals                                                          3.5
Computer Services & Software                                             2.8
Consumer Products & Services                                             2.7
Utilities                                                                2.7
Conglomerates                                                            2.2
U.S. Government Agency Obligations                                       2.1
Diversified Operations                                                   1.9
Medical Supplies & Equipment                                             1.9
Semiconductors                                                           1.7
Beverages                                                                1.5
Asset-Backed Securities                                                  1.4
Healthcare Services                                                      1.4
Real Estate Investment Trust                                             1.4
Entertainment & Leisure                                                  1.3
Computer Hardware                                                        1.2
Electronic Components & Equipment                                        1.2
Internet Services                                                        1.2
Aerospace                                                                1.1
Food                                                                     1.1
Metals & Mining                                                          1.1
Chemicals                                                                1.0
Machinery & Equipment                                                    0.9
Broadcasting                                                             0.7
Cable Television                                                         0.7
Industrial Products                                                      0.7
Transportation                                                           0.7
Automobile Manufacturers                                                 0.6
Business Services                                                        0.6
Construction                                                             0.6
Railroads                                                                0.5
Advertising                                                              0.4
Financial - Brokerage                                                    0.4
Paper & Forest Products                                                  0.4
Automotive Parts                                                         0.3
Building Materials                                                       0.3
Computers                                                                0.3
Environmental Services                                                   0.3
Office Equipment                                                         0.3
Printing & Publishing                                                    0.3
Airlines                                                                 0.2
Clothing & Apparel                                                       0.2
Electric                                                                 0.2
Energy                                                                   0.2
Restaurants                                                              0.2
Containers & Packaging                                                   0.1
Farming & Agriculture                                                    0.1
Financial - Securities/Asset Management                                  0.1
Foreign Government Bonds                                                 0.1
Hotels & Motels                                                          0.1
Media                                                                    0.1
Municipal Bonds                                                          0.1
Real Estate Operating Companies                                          0.1
Software                                                                 0.1
Technology                                                               0.1
Banking                                                                   --*
Biotechnology                                                             --*
Building & Construction                                                   --*
Commercial Services                                                       --*
Electric - Integrated                                                     --*
Electronics                                                               --*
Energy - Exploration & Production                                         --*
Equipment Services                                                        --*
Financial - Regionals                                                     --*
Financial Institutions                                                    --*
Furniture                                                                 --*
Information Technology Services                                           --*
Oil Well Services & Equipment                                             --*
Personal Services                                                         --*
Pharmaceuticals - Manufacturing                                           --*
                                                                       -----
                                                                       108.7
Liabilities in excess of other assets                                   (8.7)
                                                                       -----
                                                                       100.0%
                                                                       =====

*   Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B118

                     ---------------------------------------
                     AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)#        (NOTE 2)
--------             --------        -------          ---------     ------------
LONG-TERM INVESTMENTS -- 95.7%
FOREIGN BONDS -- 53.3%
AUSTRALIA -- 0.6%
Australia & New Zealand Banking Group,
    Sub. Notes
    4.45%            02/05/15            A1  EUR            150      $   194,089
BHP Billiton Finance, Gtd. Notes
    4.80%            04/15/13            A1          $      450          422,719
Eurofima, Sr. Notes
    6.50%            08/22/11           Aaa  AUD          3,055        2,301,639
Westpac Banking, Notes
    2.875%           06/25/08           Aa3  EUR             80          100,621
                                                                    ------------
                                                                       3,019,068
                                                                    ------------
AUSTRIA -- 1.2%
Republic of Austria, Notes, 144A
    3.80%            10/20/13           Aaa  EUR          1,800        2,276,802
Republic of Austria, UnSub. Notes(g)
    4.00%            07/15/09           Aaa  EUR          1,800        2,320,088
Republic of Austria, Bonds
    6.25%            07/15/27           Aaa  EUR            850        1,374,942
                                                                    ------------
                                                                       5,971,832
                                                                    ------------
BELGIUM -- 0.4%
Belgium Kingdom, Bonds
    5.00%            03/28/35           Aa1  EUR          1,110        1,564,863
Elia System Op SA NV, Sr. UnSub. Notes
    4.75%            05/13/14          A-(d) EUR            200          260,546
                                                                    ------------
                                                                       1,825,409
                                                                    ------------
BRAZIL -- 1.4%
Brazil LTN, Notes
    Zero 01/01/08    Aaa                                  3,830        1,432,654
Nota do Tesouro Nacional, Notes
    6.00%      05/15/09 - 05/15/45      Ba3  BRL          8,394        4,740,376
    10.00%           01/01/14           Ba3  BRL          1,572          564,685
                                                                    ------------
                                                                       6,737,715
                                                                    ------------
CANADA -- 1.9%
Canadian Government, Bonds
    5.25%      06/01/12 - 06/01/13      Aaa  CAD          2,805        2,601,709
    5.75%            06/01/33           Aaa  CAD          1,620        1,703,736
Canandian National Railways Co., Bonds
    6.25%            08/01/34            A3                 230          232,766
EnCana Holdings Financial Corp., Gtd. Notes
    5.80%            05/01/14           Baa2                280          273,807
Falconbridge Ltd., Notes
    6.20%            06/15/35           Baa3                145          128,264
Ford Credit Canada, Sr. Notes
    7.25%            12/07/07           Ba2  GBP             90          163,101
Ontario Province, Debs.
    5.00%            03/08/14           Aa2  CAD          2,465        2,233,538
Petro-Canada, Notes
    5.95%            05/15/35           Baa2                255          233,137
Quebec Province, Debs.
    9.375%           01/16/23           Aa3  CAD            910        1,179,048
Telus Corp., Notes
    8.00%            06/01/11           Baa2         $      315          341,113
                                                                    ------------
                                                                       9,090,219
                                                                    ------------
CAYMAN ISLANDS
BES Finance Ltd., Gtd. Notes
    6.25%            05/17/11            A2  EUR            140          193,784
                                                                    ------------
CHILE
Celulosa Arauco y Constitucion SA, Notes
    5.125%           07/09/13           Baa2                225          206,508
                                                                    ------------
DENMARK -- 0.3%
Kingdom of Denmark, Notes
    5.00%            11/15/13           Aaa  DKK          7,590        1,380,350
                                                                    ------------
FINLAND -- 0.9%
Finland Government, Bonds
    5.00%            07/04/07           Aaa  EUR          3,000        3,897,414
Nordea Bank Finland, Sub. Notes(c)
    5.75%            03/26/14           A1   EUR            200          267,392
                                                                    ------------
                                                                       4,164,806
                                                                    ------------
FRANCE -- 9.1%
Aventis S.A., Sr. UnSub. Notes
    4.25%            09/15/10            A1   EUR           200          256,793
BNP Paribas SA, Sub. Notes
    5.25%            12/17/12           Aa3   EUR           140          188,921
    5.625%           08/07/08           Aa3   EUR           150          198,588
Credit Agricole SA, Sub. Notes
    5.00%            06/20/49           Aa3   GBP           150          261,321
France Telecom SA, Sr. UnSub. Notes
    7.00%            12/23/09            A3   EUR           175          243,552
France Telecom SA, Sr. Unsub. Bonds
    8.125%           01/28/33            A3   EUR            40           66,695
French Government, Bonds
    4.00%            10/25/14           Aaa   EUR         3,745        4,781,652
    5.50%      04/25/10 - 04/25/29      Aaa   EUR        12,080       16,620,388
    5.75%            10/25/32           Aaa   EUR         2,200        3,426,766
Government of France, Bonds
    5.00%            10/25/16           Aaa   EUR         3,555        4,892,530
    5.25%            04/25/08           Aaa   EUR         9,600       12,634,542
Lafarge SA, Notes
    5.00%            07/16/14           Baa2                200          256,089
Vivendi Environment, Sr. Notes
    5.875%           02/01/12            A3   EUR           115          156,809
                                                                    ------------
                                                                      43,984,646
                                                                    ------------
GERMANY -- 6.8%
Deutsche Bank AG, Sub. Notes
    5.125%           01/31/13            A1   EUR           205          272,679
German Government, Bonds
    3.25%            07/04/15           Aaa   EUR         6,250        7,525,229
    4.25%      02/15/08 - 01/04/14      Aaa   EUR         4,527        5,870,065
    4.75%            07/04/28           Aaa   EUR           100          135,519
    5.25%            07/04/10           Aaa   EUR           800        1,077,285
    5.50%            01/04/31           Aaa   EUR         4,200        6,299,248
    6.00%            07/04/07           Aaa   EUR         4,900        6,425,585

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B119

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING             (000)#        (NOTE 2)
--------             --------        -------          ---------     ------------
LONG-TERM INVESTMENTS (CONTINUED)
GERMANY (CONT'D.)
KFW Bankengruppe, Gtd. Notes
    4.75%            12/07/10          Aaa  GBP           2,643      $ 4,821,915
Kreditan Stalt Fuer Wiederaufbau, Gtd. Notes
    4.70%            06/02/37          Aaa  CAD             915          759,180
                                                                    ------------
                                                                      33,186,705
                                                                    ------------
GREECE -- 0.3%
Greek Government, Bonds
    6.50%            01/11/14           NR   EUR          1,075        1,574,548
                                                                    ------------
IRELAND -- 0.8%
Bank of Ireland, Sub. Notes
    6.45%            02/10/10           A1   EUR            190          261,716
GE Capital UK Funding, Gtd. Notes
    5.625%           12/12/14           Aaa  GBP            250          470,110
Irish Government, Bonds
    4.25%            10/18/07           Aaa  EUR          2,000        2,582,940
Irish Life & Permanent PLC, Sub. Notes
    6.25%            02/15/11           A2   EUR            200          276,562
JSG, Sr. Notes
    9.625%           10/01/12           B3           $      450          463,500
                                                                    ------------
                                                                       4,054,828
                                                                    ------------
ISRAEL -- 0.8%
Israel Government Bond - Shahar, Bonds
    7.50%            03/31/14           A2    ILS        17,595        3,998,682
                                                                    ------------
ITALY -- 2.6%
Autostrade SpA, Gtd. Notes
    5.00%            06/09/14           A3   EUR            100          129,255
Banca Intesa SpA, Sub. Notes(c)
    5.85%            05/08/14           A2   EUR            200          267,780
Banca Monte dei Paschi di Siena SpA,
    Sub. Notes(c)
    4.50%            09/24/15           A2   EUR            200          257,156
Edison SpA, Sr. Notes
    5.125%           12/10/10           Baa2 EUR            120          158,685
Italy Treasury, Bonds
    5.00%            10/15/07           Aa2  EUR          3,320        4,326,349
    6.00%            05/01/31           Aa2  EUR          1,040        1,591,074
    7.25%            11/01/26           Aa2  EUR            660        1,139,234
Italy Treasury, Debs.
    6.75%            07/01/07           Aa2  EUR          2,920        3,854,375
Lottomatica SpA, Bonds
    4.80%            12/22/08           Baa3 EUR            150          193,968
Sanpaolo IMI SpA, Sub. Notes
    3.75%            06/09/15           A1   EUR            190          238,750
UniCredito Italiano SpA, Sub. Notes
    6.10%            02/28/12           A2   EUR            150          207,024
                                                                    ------------
                                                                      12,363,650
                                                                    ------------
JAPAN -- 9.2%
Japan-13 (30 Year Issue), Bonds
    2.00%            12/20/33           A2   JPY        267,000        2,103,294
Japan-28 (5 Year Issue), Bonds
    0.50%            06/20/08           A2   JPY      2,347,300       20,386,436

Japanese Government, Bonds
    1.00%            06/10/16           A2   JPY        599,493        5,196,689
    1.30%            12/20/13           A2   JPY         53,000          448,638
    1.40%            03/21/11           A2   JPY      1,595,300       13,957,551
    1.90%            03/20/25           A2   JPY        208,300        1,720,281
    2.00%            06/20/22           A2   JPY         77,600          661,876
Sumitomo Mitsui Banking, Sub. Notes
    4.375%           07/29/49           A2   EUR            130          155,937
                                                                    ------------
                                                                      44,630,702
                                                                    ------------
LUXEMBOURG -- 0.1%
Gaz Capital (Gazprom), Notes
    4.56%            12/09/12          Baa1  EUR            130          158,761
Nell AF SARL, Sr. Notes, 144A
    8.375%           08/15/15           B2           $      225          216,281
Tyco International Group SA, Gtd. Notes
    5.50%            11/19/08         Baa3   EUR             50           65,583
Tyco International Group, Gtd. Notes
    6.375%           10/15/11         Baa3                  245          249,993
                                                                    ------------
                                                                         690,618
                                                                    ------------
MALAYSIA -- 0.2%
Malaysian Government Bond
    3.756%           04/28/11           A3    MYR         3,865        1,013,881
                                                                    ------------
MEXICO -- 4.0%
America Movil SA de CV, UnSec'd. Notes
    6.375%           03/01/35           A3                  210          182,536
Mexican Fixed Rate Bonds,
    8.00%      12/24/08 - 12/17/15     Baa1   MXN        87,260        7,542,955
Mexican Government, Bonds
    9.00%            12/22/11          Aaa    MXN        99,600        8,964,768
    9.50%            12/18/14          Aaa    MXN        28,860        2,607,293
                                                                    ------------
                                                                      19,297,552
                                                                    ------------
NETHERLANDS -- 1.1%
Bank Nederlandse Gemeenten,
    Sr. UnSub. Notes
    4.00%            07/15/14          Aaa    EUR           380          480,098
Credit Suisse Group Financial
    Guernsey Ltd., Co. Gtd.
    6.375%           06/07/13           A1    EUR           185          263,026
Enbw International Finance BV, Gtd. Notes
    5.875%           02/28/12           A3    EUR           140          192,569
ING Bank NV, Sub. Notes(g)
    5.50%            01/04/12          Aa3    EUR           140          189,733
International Nederland Bank NV,
    Sub. Notes, 144A
    5.125%           05/01/15          Aa3                  110          104,339
Netherlands Government, Bonds
    4.25%            07/15/13          Aaa    EUR           870        1,132,072
    5.75%            02/15/07          Aaa    EUR           660          856,710
Rabobank Nederland, Sr. Notes
    3.125%           07/19/10          Aaa    EUR           200          248,401

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B120

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                  DATE         RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
LONG-TERM INVESTMENTS (CONTINUED)
NETHERLANDS (CONT'D.)
RWE Finance BV, Gtd. Notes
   5.375%            04/18/08          A1 EUR               100     $    131,371
RWE Finance BV, Co. Gtd.
   6.375%            06/03/13          A1 GBP               250          486,992
Telecom Italia Capital, Gtd. Notes
    5.25%            11/15/13        Baa2               $   345          318,941
Telecom Italia Finance SA, Gtd. Notes
   5.875%            01/24/08        Baa2 EUR                50           65,858
   6.875%            01/24/13        Baa2 EUR               205          290,640
   7.75%             01/24/33        Baa2 EUR                45           68,096
Telefonica Emisones SAU, Gtd. Notes
   6.421%            06/20/16            Baa1               290          289,398
Telefonica Europe BV, Gtd. Notes
   5.125%            02/14/13        Baa1 EUR               120          155,532
                                                                    ------------
                                                                       5,273,767
                                                                    ------------
POLAND -- 1.0%
Poland Government, Bonds
    5.75%            06/24/08          A2 PLZ             4,000        1,273,943
    6.00%            05/24/09          A2 PLZ            10,400        3,330,350
                                                                    ------------
                                                                       4,604,293
                                                                    ------------
RUSSIA -- 0.1%
Russian Ministry of Finance, Debs.
    3.00%            05/14/11        Baa2                   690          596,988
                                                                    ------------
SOUTH AFRICA -- 0.4%
Republic of South Africa, Bonds
    5.25%            05/16/13        Baa1 EUR               120          155,328
   13.50%            09/15/15        A2 ZAR               8,500        1,543,408
                                                                    ------------
                                                                       1,698,736
                                                                    ------------
SPAIN -- 0.6%
Banco Bilbao Vizcaya Argentaria SA, Sub. Notes
    4.50%            11/12/15         Aa3 EUR               100          128,830
Spanish Government, Bonds
    5.75%            07/30/32         Aaa EUR               560          869,497
    6.00%            01/31/29         Aaa EUR             1,130        1,786,814
                                                                    ------------
                                                                       2,785,141
                                                                    ------------
SWEDEN -- 0.7%
Svenska Handelsbanken, Sub. Notes(c)
   6.125%            03/04/09         Aa2 GBP               250          469,795
Swedish Government, Bonds
    5.00%            01/28/09         Aaa SEK            14,800        2,130,723
    5.25%            03/15/11         Aaa SEK             6,000          884,483
Vattenfall Treasury AB, Gtd. Notes
    6.00%            04/03/09          A2 EUR               100          134,531
                                                                    ------------
                                                                       3,619,532
                                                                    ------------
TURKEY -- 1.2%
Turkey Government, Bonds
   14.00%            01/19/11         Ba3 TRY             2,440        1,432,977
   15.00%            02/10/10         Ba3 TRY             4,450        2,680,430
   20.00%            10/17/07         Ba3 TRY             2,915        1,899,797
                                                                    ------------
                                                                       6,013,204
                                                                    ------------
UNITED KINGDOM -- 7.6%
Allstate Life Funding LLC, Sec'd. Notes
   6.375%            01/17/11         Aa2 GBP               250          480,518
Barclays Bank PLC, Sub. Notes
    5.75%            03/08/11         Aa2 EUR               145          197,670
    7.40%            12/15/09          Aa2                  400          421,195
BAT International Finance PLC, Gtd. Notes
   5.125%            07/09/13        Baa1 EUR               240          311,299
Bottling Group LLC, Sr. Notes
   4.125%            06/15/15          A3                $  450          393,955
Bundesrepub, Deutschland, Bonds
    4.00%            01/04/37         Aaa EUR             3,005        3,642,606
    4.50%            01/04/13         Aaa EUR             5,050        6,657,806
European Investment Bank, Bonds
    5.50%            12/07/11         Aaa GBP               961        1,811,866
HBOS PLC, Sub. Notes
   4.375%            10/30/19         Aa3 EUR               210          265,285
HBOS PLC, Sub. Notes, 144A(g)
    6.00%            11/01/33          Aa3                  180          175,293
HSBC Bank PLC, Sub. Notes(c)
    4.25%            03/18/16         Aa3 EUR               225          287,475
HSBC Holdings PLC., Sub. Notes
    6.50%            05/02/36          Aa3                  150          147,462
   9.875%            04/08/18         Aa3 GBP               200          461,587
Imperial Tobacco Finance PLC
    Co., Gtd. Notes
    6.25%            06/06/07        Baa3 EUR               250          327,158
MBNA Europe Funding PLC,
    Bank Gtd. Notes
    4.50%            01/23/09         Aa1 EUR               130          168,603
mm02 PLC, Sr. Unsub. Notes
   6.375%            01/25/07        Baa1 EUR               125          162,418
Monumental Global Funding,
    Sec'd. Notes
    5.75%            03/20/07         Aa3 GBP               120          222,642
National Transco PLC, Sr. Notes
    5.00%            07/02/18        Baa1 EUR                50           63,388
Nationwide Building Society, Sub. Notes
   3.375%            08/17/15         A1 EUR                215          272,895
Rolls-Royce PLC, Gtd. Notes
    4.50%            03/16/11        Baa1 EUR               100          128,987
Royal Bank of Scotland PLC, Jr., Sub. Notes
    6.00%            06/29/49         Aa2 GBP               250          473,520
SABMiller PLC., Notes, 144A(g)
    6.20%            07/01/11          Baa1                 300          301,659
Scottish Power UK PLC., Bonds
   8.375%            02/20/17          A2 GBP               200          452,380
Standard Chartered Bank, Sub. Notes
   3.625%            02/03/17          A3 EUR               190          232,590
Travellers Insurance Co. Institutional
    Funding Ltd., Sec.'d. Notes
    5.75%            12/06/11         Aaa GBP               250          471,258
UBS AG Jersey Branch, Sub. Notes
    4.50%            09/16/19         Aa3 EUR               200          269,434
United Kingdom Treasury, Bonds
    4.25%      03/07/11 - 06/07/32    Aaa GBP             9,965       18,020,259
United Utility Water PLC, Sr. Notes
    4.25%            01/24/20          A2 EUR                50           59,261

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B121

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE           RATING           (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
LONG-TERM INVESTMENTS (CONTINUED)
UNITED KINGDOM (CONT'D.)
WPD Holdings UK, Jr. Unsub. Notes, 144A(g)
   6.875%            12/15/07        Baa3               $   120     $    120,716
                                                                    ------------
                                                                      37,001,185
                                                                    ------------
TOTAL FOREIGN BONDS (cost $253,367,124) ..............               258,978,358
                                                                    ------------
CORPORATE BONDS -- 11.7%
ADVERTISING -- 0.1%
R.H. Donnelley Corp., Sr. Notes, 144A(g)
   8.875%            01/15/16        Caa1                   525          529,594
                                                                    ------------
AEROSPACE
United Technologies Corp., Sr. Notes
    5.40%            05/01/35        A2                     135          121,230
                                                                    ------------
AUTOMOBILE MANUFACTURERS -- 0.1%
Daimlerchrysler NA Holdings Corp.,
   Co. Gtd. Notes
    6.50%            11/15/13        A3                     670          669,636
                                                                    ------------
BIOTECHNOLOGY -- 0.1%
Genentech, Inc., Sr. Notes
    4.75%            07/15/15        A1                     230          210,635
                                                                    ------------
BROADCASTING -- 0.1%
COX Communications, Inc., Notes
   7.125%            10/01/12        Baa3                   305          315,468
                                                                    ------------
CABLE TELEVISION -- 0.1%
CSC Holdings, Inc., Sr. Notes
    7.25%            07/15/08        B2                     450          450,562
                                                                    ------------
CHEMICALS -- 0.2%
Dow Chemical Corp., Notes
   4.375%            06/25/10        A3 EUR                 155          199,294
   6.125%            02/01/11        A3                     275          278,309
Lyondell Chemical Co., Gtd. Notes
   10.50%            06/01/13        Ba3                    450          495,000
PPG Industries, Inc., Sr. Notes
   3.875%            06/24/15        A2 EUR                  50           59,374
                                                                    ------------
                                                                       1,031,977
                                                                    ------------
COMMERCIAL SERVICES -- 0.1%
Hertz Corp., Sr. Notes, 144A(g)
   8.875%            01/01/14        B1                     400          410,000
                                                                    ------------
COMPUTER SERVICES & SOFTWARE --0.1%
Cisco Systems, Inc., Sr. Unsec'd. Notes
    5.25%            02/22/11        A1                     295          289,528
Oracle Corp. and Ozark Holding, Inc., Notes
    5.00%            01/15/11        A3                     360          347,428
                                                                    ------------
                                                                         636,956
                                                                    ------------
CONSTRUCTION --0.1%
DR. Horton, Inc., Sr. Notes
   5.625%            09/15/14        Baa3                   190          174,120
Pulte Homes, Inc., Sr. Unsec'd. Notes
    5.20%            02/15/15        Baa3                  $305          271,989
                                                                    ------------
                                                                         446,109
                                                                    ------------
CONSUMER PRODUCTS -- 0.1%
McCormick  & Co., Inc., Sr. Unsec'd. Notes
    5.20%            12/15/15        A2                     270          256,862
                                                                    ------------
CONSUMER    PRODUCTS &  SERVICES -- 0.2%
Bunge Ltd. Finance Corp., Gtd. Notes
   4.375%            12/15/08        Baa2                   280          270,109
Fortune Brands, Inc., Notes
   5.125%            01/15/11        Baa2                   205          196,338
Procter &   Gamble Co., Notes
    4.95%            08/15/14        Aa3                    400          380,432
                                                                    ------------
                                                                         846,879
                                                                    ------------
CONTAINERS  & PACKAGING -- 0.1%
Ball Corp., Gtd. Notes
   6.875%            12/15/12        Ba2                    450          441,000
Sealed Air Corp., Sr. Notes, 144A(g)
   5.375%            04/15/08        Baa3                   215          213,172
                                                                    ------------
                                                                         654,172
                                                                    ------------
ELECTRONIC COMPONENTS & EQUIPMENT
Pacific Gas & Electric Co., Unsec'd. Notes
    4.80%            03/01/14        Baa1                   195          181,711
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.2%
Gtech Holdings Corp., Gtd. Notes
    4.50%            12/01/09        Baa1                   310          298,034
Time Warner Entertainment Co. LP, Debs.
    7.25%            09/01/08        Baa2                   300          308,574
   8.375%            03/15/23        Baa2                   135          150,116
                                                                    ------------
                                                                         756,724
                                                                    ------------
ENVIRONMENTAL SERVICES -- 0.1%
Veola Environment, Sr. Unsub. Notes
   4.875%            05/28/13        A3                     200          258,841
                                                                    ------------
FARMING & AGRICULTURE -- 0.1%
Cargill, Inc., Notes, 144A(g)
   3.625%            03/04/09        A2                     460          436,548
                                                                    ------------
FINANCIAL & BANK & TRUST -- 2.8%
ABN AMRO Bank NV, Sub. Notes
   7.125%            06/18/07        A1                     215          217,769
BAC Capital Trust VI, Gtd. Bonds
   5.625%            03/08/35        Aa3                    260          223,835
Banc of America Corp., Sr. Notes
   4.875%            09/15/12        Aa2                    400          381,106
Banc of America Corp., Gtd. Notes
   6.125%            12/16/10        Aa2 GBP                215          410,770
Bank One Corp., Sub. Notes
   5.25%             01/30/13        A1                     285          275,597
BB&T Capital Trust II, Bank Gtd. Notes
   6.75%             06/07/36       A1                      390          388,529

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B122

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST              MATURITY       MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BONDS (CONTINUED)
FINANCIAL -- BANK & TRUST (CONT'D.)
European Investment Bank, Sr. Unsub. Notes
    6.00%            07/15/09        Aaa NZD              6,655     $  3,965,694
    6.50%            09/10/14        Aaa NZD             10,290        6,214,427
Huntington National Bank, Sr. Notes
   4.375%            01/15/10        A2                 $   250          239,978
Kinder Morgan Finance Co., Gtd. Notes
    5.70%            01/05/16        Baa2                   300          260,482
MBNA America Bank NA, Sub. Notes
    7.125%           11/15/12        Aa2                     80           85,397
Northern Rock PLC., Sub. Notes
    5.75%            02/28/17        A2 GBP                 250          467,112
Northern Trust Co., Sub. Notes
    4.60%            02/01/13        A1                     155          144,860
Wells Fargo & Co., Sr. Unsec'd. Notes
   4.875%            01/12/11        Aa1                    270          261,594
                                                                    ------------
                                                                      13,537,150
                                                                    ------------
FINANCIAL - BROKERAGE -- 0.1%
Jefferies Group, Inc., Sr. Unsec'd. Notes
    6.25%            01/15/36        Baa1                   250          228,165
Legg Mason, Inc., Sr. Notes
    6.75%            07/02/08        A3                     125          127,433
Lehman Brothers Holdings, Notes
    3.50%            08/07/08        A1                     340          325,456
                                                                    ------------
                                                                         681,054
                                                                    ------------
FINANCIAL SERVICES -- 2.3%
Altria Finance Ltd., Gtd. Notes
   5.625%            06/24/08        Baa2 EUR               250          328,812
American Express Credit Corp., Notes
   3.625%            10/13/09        Aa3 EUR                210          265,159
American General Finance Corp., Notes
    5.40%            12/01/15        A1                     355          336,754
Capital One Bank, Sub. Notes
    6.50%            06/13/13        Baa1                   445          455,049
CIT Group, Inc., Sr. Notes
   3.875%            05/21/10        Aa1 EUR                270          343,454
    4.25%            09/22/11        A2 EUR                 150          190,741
    6.00%            04/01/36        A2                     190          174,688
Citigroup, Inc., Sub. Notes
    4.75%            02/10/19        Aa2                     40           51,857
Citigroup, Inc., Sub. Notes
    5.00%            09/15/14        Aa2                    390          365,027
Citigroup, Inc., Sr. Notes
    5.30%            01/07/16        Aa1                    300          285,744
Countrywide Financial Corp., Sub. Notes
    6.25%            05/15/16        Baa2                   390          382,253
ERAC USA Finance Co., Bonds, 144A(g)
    5.60%            05/01/15        Baa1                   405          385,067
Federal Home Loan Mortgage Corp., Notes
    5.00%            07/15/14        Aaa                    600          581,442
Ford Motor Credit Co., Sr. Notes
    5.80%            01/12/09        Ba2                    515          470,487
Ford Motor Credit Co., Notes
    6.12%            11/16/06        Ba2                    100           99,941
Franklin Resources, Inc., Notes
    3.70%            04/15/08        A2                   $  80           77,296
General Electric Capital Corp., Notes
   5.125%            06/20/07        Aaa EUR                365          473,518
General Motors Acceptance Corp.,
    Sr. Unsub. Notes
    6.00%            10/16/06        Ba1 EUR                225          287,357
Goldman Sachs Group, Inc., Gtd. Notes
    4.25%            08/04/10        Aa3 EUR                200          256,776
Goldman Sachs Group, Inc., Sub. Notes(a)
   6.345%            02/15/34        A1                     205          191,114
Hartford Financial Services Group, Sr. Notes
    4.75%            03/01/14        A3                     450          415,783
HSBC Finance Corp., Notes
    5.00%            06/30/15        Aa3                    510          470,639
Hutchinson Whampoa Finance Ltd., Gtd. Notes
    5.875%           07/08/13        A3 EUR                  92          125,424
International Lease Finance Corp., Notes
   4.125%            10/09/08        A1 EUR                 180          231,205
International Lease Finance Corp., Unsec'd. Notes
   5.125%            11/01/10        A1                     130          126,811
International Lease Finance Corp., Notes
   6.375%            03/15/09        A1                     115          116,706
John Deere Capital Corp., Notes
    7.00%            03/15/12        A3                     280          295,608
JP Morgan Chase & Co., Notes
   3.875%            12/03/08        A1 EUR                 250          320,395
MBNA America Bank NA, Notes
   4.625%            08/03/09        Aa1                    175          170,147
Mellon Funding Corp., Gtd. Notes
   6.375%            11/08/11        A1 GBP                 250          484,736
Merrill Lynch & Co., Sr. Unsub. Notes
   4.625%            10/02/13        Aa3 EUR                200          257,300
Merrill Lynch & Co., Sub. Notes
    6.05%            05/16/16        A1                     485          481,805
Mizuho Capital Investment Ltd., Sub. Notes(c)
    5.02%            06/30/49        Baa2                   100          125,440
Mizuho Capital Investment Ltd., Sub. Notes, 144A
   6.686%            12/31/49        Baa2                    96           91,096
Morgan Stanley, Notes
   5.125%            11/30/15        Aa3 GBP                150          267,638
MUFG Capital Finance 1 Ltd., Sub. Notes
   6.346%            07/29/49        Baa2                   120          115,751
Residential Capital Corp., Gtd. Notes
   6.125%            11/21/08        Baa3                   185          182,856
Transamerica Capital II Co., Notes, 144A(g)
    7.65%            12/01/26        Baa1                   110          117,706
US Bancorp, Sr. Notes
    4.50%            07/29/10        Aa2                    380          363,975
Webster Bank, Sr. Notes
   5.125%            04/15/14        Baa3                   205          190,689
                                                                    ------------
                                                                      10,954,246
                                                                    ------------
FOOD
Wrigley, (Wm., Jr.) Co., Sr. Unsec'd. Notes
    4.65%            07/15/15        A1                      80           73,236
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B123

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BONDS (CONTINUED)
HEALTHCARE SERVICES - 0.1%
Highmark, Inc., Notes, 144A(g)
    6.80%            08/15/13        Baa2               $   185     $    189,593
UnitedHealth Group, Inc., Sr. Unsec'd. Notes
    5.25%            03/15/11        A2                     235          228,792
WellPoint, Inc., Unsec'd. Notes
    5.00%            01/15/11        Baa1                   200          192,632
                                                                    ------------
                                                                         611,017
                                                                    ------------
HOTELS & MOTELS -- 0.2%
Harrahs Operating Co., Inc., Gtd. Notes
    5.50%            07/01/10        Baa3                   290          282,923
MGM Mirage, Inc., Sr. Notes
    6.75%            09/01/12        Ba2                    450          433,125
                                                                    ------------
                                                                         716,048
                                                                    ------------
INDUSTRIAL PRODUCTS
Air Products & Chemicals, Notes
   3.875%            03/10/15        A2 EUR                 100          120,805
                                                                    ------------
INSURANCE -- 0.7%
Ace INA Holdings, Inc., Notes
   5.875%            06/15/14        A3                     155          149,750
AIG Sunamerica, Gtd. Notes
   5.625%            02/01/12        Aa2 GBP                250          467,734
Fund American Cos., Inc., Notes
   5.875%            05/15/13        Baa2                   200          191,899
Genworth Financial, Inc., Notes
    5.75%            06/15/14        A2                     285          280,862
Metlife, Inc., Sr. Notes
   6.125%            12/01/11        A2                     450          457,723
Monumental Global Funding, Notes
   5.375%            03/13/09        Aa3 EUR                150          198,499
Nationwide Financial Services, Inc., Sr. Notes
    5.90%            07/01/12        A3                     200          199,789
Nationwide Mutual Insurance Co.,
    Bonds, 144A(g)
    6.60%            04/15/34        A2                     115          108,051
NLV Financial Corp., 144A Sr. Notes(g)
    7.50%            08/15/33        Baa3                   145          147,331
Pacific Life Funding LLC, Sec'd. Notes
   5.125%            01/20/15        Aa3 BP                 250          454,991
Pacific Life Funding LLC., Sec'd. Notes
    5.50%            05/14/09        Aa3 EUR                150          199,628
Principal Finance Global Funding, Sec'd. Notes
    4.50%            01/22/09        Aa EUR                 150          193,544
Security Benefit Life Insurance Co.,
    Notes, 144A(g)
    7.45%            10/01/33        Baa1 EUR                95          101,376
Torchmark Corp., Notes
   6.375%            06/15/16        Baa1                   185          183,595
                                                                    ------------
                                                                       3,334,772
                                                                    ------------
MANAGED HEALTHCARE -- 0.1%
HCA, Inc., Notes(a)
   6.375%            01/15/15        Ba2                    450          416,947
                                                                    ------------
MEDIA -- 0.2%
Comcast Corp., Gtd. Notes
    4.95%            06/15/16        Baa2                  $210          187,150
Comcast Corp., Sr. Unsec'd. Notes
    6.50%            11/15/35        Baa2                   175          165,195
News America, Inc., Gtd. Notes
    6.20%            12/15/34        Baa2                   210          190,573
    6.40%            12/15/35        Baa2                   300          277,471
Viacom, Inc., 144A Notes(g)
    5.75%            04/30/11        Baa3                   195          191,533
                                                                    ------------
                                                                       1,011,922
                                                                    ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.1%
Amgen, Inc., Sr. Notes
    4.00%            11/18/09        A2                     260          247,145
Medtronic, Inc., Sr. Notes
    4.75%            09/15/15        A1                     370          338,144
                                                                    ------------
                                                                         585,289
                                                                    ------------
METALS & MINING -- 0.1%
Alcan, Inc., Notes
    5.00%            06/01/15        Baa1                   350          323,377
Newmont Mining Corp., Notes
   5.875%            04/01/35        Baa1                   135          120,822
                                                                    ------------
                                                                         444,199
                                                                    ------------
OIL & GAS -- 0.7%
Amerada Hess Corp., Bonds
   7.875%            10/01/29        Ba1                    130          145,038
Atmos Energy Corp., Notes
    4.00%            10/15/09        Baa3                   250          235,802
Baker Hughes, Inc., Sr. Notes
   6.875%            01/15/29        A2                     300          324,398
ConocoPhillips, Gtd. Bonds
    5.90%            10/15/32        A1                     255          244,476
Devon Financing Corp ULC., Gtd. Notes
   6.875%            09/30/11        Baa2                   350          363,896
Diamond Offshore Drilling, Inc., Sr. Notes
   4.875%            07/01/15        Baa2                   170          155,755
    5.15%            09/01/14        Baa2                   115          108,265
Duke Capital LLC, Sr. Notes
    6.25%            02/15/13        Baa2                   275          277,649
Halliburton Co., Notes
    5.50%            10/15/10        Baa1                   380          376,407
Midamerican Energy Holdings
    Co., Bonds, 144A(g)
   6.125%            04/01/36        Baa1                   210          196,304
Panhandle Eastern Pipe Line
    Co., Sr. Notes
    4.80%            08/15/08        Baa3                    90           87,742
Pemex Project Funding Master
    Trust, Gtd. Notes
    6.25%            08/05/13        Baa1                   170          228,702
Pemex Project Funding Master
    Trust, Gtd., Notes, 144A
   6.625%            06/15/35        Baa1                   320          289,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B124

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BO    NDS (CONTINUED)
OIL & GAS (CONT'D.)
Pemex Project Funding Master Trust,
    Notes, 144A(g)
   6.629%            06/15/10        Baa1               $   195     $    199,095
TGT Pipeline LLC, Notes
    5.50%            02/01/17        Baa2                    60           56,598
XTO Energy, Inc., Sr. Notes
    5.65%            04/01/16        Baa3                   170          161,201
                                                                    ------------
                                                                       3,450,928
                                                                    ------------
PHARMACEUTICALS
Teva Pharmaceutical Finance LLC, Gtd. Notes
    5.55%            02/01/16        Baa2                   140          131,298
                                                                    ------------
PIPELINES - 0.1%
Williams Cos., Inc., Sr. Unsec'd. Notes
   8.125%            03/15/12        Ba2                    450          466,875
                                                                    ------------
RAILROADS -- 0.1%
Norfolk Southern Corp., Sr. Notes
    6.00%            04/30/08        Baa1                   295          296,294
                                                                    ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
Archstone-Smith Operating Trust, Notes
    5.25%            05/01/15        Baa1                   255          239,720
Avalonbay Communities, Inc., Notes
   6.125%            11/01/12        Baa1                   185          186,534
Centex Corp., Sr. Unsec'd. Notes
    5.45%            08/15/12        Baa2                   280          265,181
Developers Diversified Reatly Corp., Notes
   3.875%            01/30/09        Baa2                   345          328,364
Lennar Corp., Sr. Unsec'd. Notes, 144A
    5.60%            05/31/15        Baa2                   200          181,680
MDC Holdings, Inc., Co. Gtd. Notes
    5.50%            05/15/13        Baa3                   350          319,483
NVR, Inc., Sr. Notes
    5.00%            06/15/10        Baa3                   130          123,781
Reckson Operating Partnership LP, Notes
    6.00%            03/31/16        Baa3                   190          183,978
Simon Property Group LP., Notes
    3.75%            01/30/09        Baa1                   245          233,057
                                                                    ------------
                                                                       2,061,778
                                                                    ------------
RETAIL & MERCHANDISING -- 0.3%
Home Depot, Inc., Sr. Unsec'd. Notes
    5.40%            03/01/16        Aa3                    285          273,195
JC Penny Corp., Inc., Notes
    9.00%            08/01/12        Baa3                   100          114,620
Kroger Co., Gtd. Notes
    8.05%            02/01/10        Baa2                   220          233,863
Wal-Mart Stores, Notes
    4.75%            01/29/13        Aa2 GBP                250          450,087
Wal-Mart Stores, Bonds
    5.25%            09/01/35        Aa2                    300          261,758
Yum! Brands, Inc., Sr. Notes
    7.70%            07/01/12        Baa2                   170          182,852
                                                                    ------------
                                                                       1,516,375
                                                                    ------------
SOFTWARE
Dun & Bradstreet Corp., Sr. Notes
    5.50%            03/15/11        A-(d)                 $155          152,414
                                                                    ------------
TELECOMMUNICATIONS -- 0.6%
AT&T Broadband Corp., Gtd. Notes
   8.375%            03/15/13        Baa2                   400          444,256
AT&T, Inc., Notes
    6.45%            06/15/34        A2                     395          375,472
Deutsche Telekom International Finance,
    Gtd. Notes (Netherlands)
   6.625%            07/11/11        A3 EUR                 220          308,799
Nextel Communications, Inc., Sr. Notes
   6.875%            10/31/13        Baa2                   190          191,114
Rodgers Wireless, Inc., Sr. Sec'd. Notes
   6.375%            03/01/14        Ba2                    450          428,625
SBC Communications, Notes
    5.10%            09/15/14        A2                     235          218,013
    5.30%            11/15/10        A2                     200          195,132
Sprint Capital Corp., Gtd. Notes
   6.875%            11/15/28        Baa2                   300          302,222
Telefonos de Mexico SA, Notes
    5.50%            01/27/15        A3                     170          155,613
Verizon Global Funding Corp., Notes
    7.75%            12/01/30        A3 EUR                 395          426,026
                                                                    ------------
                                                                       3,045,272
                                                                    ------------
TOBACCO - 0.1%
Imperial Tobacco Finance, Notes
   6.875%            06/13/12        Baa3 GBP               250          490,333
                                                                    ------------
UTILITIES - 0.9%
AES Corp., Sr. Notes
    7.75%            03/01/14        B1                     450          452,250
Alabama Power Co., Sr. Notes
    5.40%            08/25/09        A2                     240          240,679
Appalachian Power Co., Notes
   6.375%            04/01/36        Baa2                   170          162,704
Black Hills Corp., Notes
    6.50%            05/15/13        Baa3                   190          187,189
Centerpoint Energy, Inc., Sr. Notes
    7.25%            09/01/10        Ba1                    190          197,818
El Paso Electric Co., Sr. Unsec'd. Notes
    6.00%            05/15/35        Baa3                   290          264,230
Exelon Generation Co. LLC, Notes
    5.35%            01/15/14        Baa1                   170          162,404
Firstenergy Corp., Notes
    6.45%            11/15/11        Baa3                   275          279,819
Florida Power & Light Co., First
    Mortgage, 144A(g)
    6.20%            06/01/36        Aa3                    115          114,233
GIE Suez Alliance, Notes
    5.125%           06/24/15        A2 EUR                 160          212,569
National Gas Co. of Trinidad &
    Tobago Ltd., Notes, 144A(g)
    6.05%            01/15/36        A3                     155          142,683
NRG Energy, Inc., Sr. Notes(a)
    7.25%            02/01/14        B1                     175          170,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B125

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
CORPORATE BONDS (CONTINUED)
UTILITIES (CONT'D.)
NRG Energy, Inc., Sr. Notes(a)
   7.375%            02/01/16        B1                 $   365     $    355,875
PPL Capital Funding, Gtd. Notes
    4.33%            03/01/09        Baa2                   195          186,891
PPL Energy Supply LLC, Sr. Notes
    6.40%            11/01/11        Baa2                   260          263,352
Progress Energy, Inc., Sr. Unsec'd. Notes
    5.625%           01/15/16        Baa2                   190          181,581
Public Service Co. of New Mexico, Sr. Notes
    4.40%            09/15/08        Baa2                   255          247,288
Valero Energy Corp., Sr. Notes
    3.50%            04/01/09        Baa3                   235          221,263
Virginia Electric Power, Sr. Notes
    6.00%            01/15/36        Baa1                   300          274,237
Westar Energy, Inc., First Mortgage
    5.10%            07/15/20        Baa2                   145          127,852
                                                                    ------------
                                                                       4,445,542
                                                                    ------------
TOTAL CORPORATE BONDS (cost $59,462,340) .............                56,757,698
                                                                    ------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES -- 11.3%
Federal Home Loan Mortgage Corp.
    4.50%      11/01/18 - 05/01/19                          816          771,672
   4.532%            09/01/32                                82           81,592
   4.786%         07/01/35(a)                               145          142,592
    5.00%      12/01/08 - 11/01/35                        6,006        5,667,265
   5.055%            11/01/35                               323          313,910
   5.428%            01/01/36                               163          160,035
    6.00%            10/01/32                               275          270,909
    6.50%      03/01/32 - 10/01/34                        2,468        2,482,425
    7.00%      10/10/30 - 11/01/30                           35           35,020
Federal National Mortgage Assoc.
    3.50%            04/25/13                               300          292,336
    4.50%      05/01/18 - 07/01/35                        3,121        2,886,152
   4.794%            11/01/35                               469          461,535
   4.824%            06/01/35                               268          265,117
    5.00%      03/25/15 - 10/01/35                        5,378        5,196,659
   5.324%            12/01/35                               272          265,790
   5.375%            12/01/35                               333          326,607
    5.50%      01/01/17 - 01/01/36                       20,888       20,151,357
   5.532%            12/01/35                               499          492,460
   5.687%            12/01/35                               167          165,232
   5.691%            01/01/36                               329          324,959
    6.00%      05/01/33 - 10/01/34                        7,698        7,589,527
    6.00%              TBA                                  806          793,154
    6.50%      09/01/10 - 03/01/36                        1,925        1,939,873
    7.00%      12/01/29 - 01/01/31                           73           74,621
Government National Mortgage Assoc.
    4.50%            12/20/35                               440          399,874
    5.00%      07/15/33 - 02/20/34                        1,496        1,410,250
    5.50%      01/20/34 - 01/15/35                          713          689,885
    6.00%              TBA                                  194          192,236
    6.50%      06/15/16 - 12/20/33                          709          720,874
    7.00%      03/15/13 - 12/15/13                          153          157,824
    7.50%      09/15/30 - 06/15/32                          136          142,253
                                                                    ------------

TOTAL U.S. GOVERNMENT AGENCY
    MORTGAGE-BACKED SECURITIES
    (cost $56,921,586) ...............................              $ 54,863,995
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 7.5%
U.S. Treasury Bonds
    4.25%            11/15/14                                70           65,833
   5.375%            02/15/31                             1,725        1,754,784
    6.00%            02/15/26                             1,885        2,041,838
    6.25%      08/15/23 - 05/15/30                        2,530        2,833,920
   6.375%            08/15/27                               145          164,586
    6.50%            11/15/26                             1,365        1,565,912
    7.50%            11/15/16                             1,110        1,312,921
   7.625%            02/15/25                               440          558,800
U.S. Treasury Inflationary Bonds, TIPS
    2.00%            07/15/14                             1,885        1,940,796
U.S. Treasury Notes
   3.375%            12/15/08(k)                            805          772,549
    3.50%            11/15/06                               260          258,345
    3.50%            02/15/10(a)                          4,435        4,200,428
   3.625%            06/15/10(a)                          5,180        4,910,277
    4.00%       06/15/09 - 02/15/14                       4,030        3,888,792
   4.125%            05/15/15(a)                          1,015          942,483
    4.25%            11/15/13                             1,500        1,419,492
    4.75%            05/15/14(a)                          4,045        3,945,930
   4.875%            02/15/12(a)                          2,420        2,393,530
    5.00%            08/15/11(a)                            240          239,278
    5.75%            08/15/10                             1,210        1,239,730
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $37,856,449) ...............................                36,450,224
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
Banc of America Commercial Mortgage, Inc.,
    Series 2003-1, Class A2
   4.648%            09/11/36        AAA(d)                 500          469,322
Banc of America Mortgage Securities,
    Series 2004-A, Class 2A2(c)
   4.116%            02/25/34        AAA(d)                 234          227,359
    Series 2004-D, Class 2A2(c)
   4.206%            05/25/34        AAA(d)                 107          103,399
    Series 2003-L, Class 2A2(c)
   4.261%            01/25/34        Aaa                    464          450,948
    Series 2005-A, Class 2A2
   4.459%            02/25/35        Aaa                  1,291        1,250,092
    Series 2004-H, Class 2A2(c)
   4.751%            09/25/34        Aaa                    126          122,552
    Series 2004-I, Class 3A2(c)
   4.917%            10/25/34        Aaa                    119          116,186
    Series 2005-J , Class 2A1(c)
   5.102%            11/25/35        Aaa                    764          746,630
    Series 2005-J, Class 3A1
   5.274%            11/25/35        Aaa                    299          291,222

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B126

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT          VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
Bear Stearns Commercial Mortgage Securities,
   Series 2005-T18, Class A1
   4.274%         02/13/42           Aaa               $    590     $    572,313
   Series 2005-PWR8, Class A4
   4.674%         06/11/41           Aaa                    425          389,281
   Series 2005-Pwr9, Class Aab
   4.804%         09/15/42           Aaa                    600          568,002
   Series 2002-Top8, Class A2
    4.83%          08/15/38          AAA(d)                 935          888,012
   Series 2005-Pw10, Class A1
   5.085%         12/11/40           AAA(d)                 944          930,374
   Series 2006- PW, Class A4
   5.712%         09/11/38           Aaa                    750          744,455
Citigroup / Deutsche Bank Commercial
   Mortgage Trust, Series 2005-CD1, Class AJ
   5.226%         09/15/20           Aaa                    575          547,536
Citigroup Mortgage Loan Trust, Inc.,
   Series 2006-AR1, Class 2A1(c)
   4.70%          08/27/35           Aaa                    993          963,357
   Series 2006-AR2, Class 1AB(c)
   5.591%         03/25/36           Aaa                    340          335,918
CS First Boston Mortgage Securities Corp.,
   Series 2005-C1, Class A2
   4.609%         02/15/38           Aaa                  1,300        1,253,316
DLJ Commercial Mortgage Corp.,
   Series 1999-CG2, Class A1B
    7.30%          06/10/32          Aaa                    450          467,064
Federal Home Loan Mortgage Corp.,
    Series 2631, Class LI, IO, 144A(g)
    4.50%, 06/15/11                  Aaa                    107            2,537
    Series 2631, Class IG, IO, 144A(g)
    4.50%, 07/15/11                  Aaa                     99            2,321
    Series 2631, Class KI, IO, 144A(g)
    4.50%, 01/15/15                  Aaa                    319           19,354
    Series 2614, Class IH, IO, 144A(g)
    4.50%, 05/15/16                  Aaa                    503           38,028
    Series 2627, Class IE, IO, 144A(g)
    4.50%, 04/15/18                  Aaa                    114           11,722
    Series 2631, Class PC
    4.50%          03/15/16          Aaa                  1,000          966,194
    Series R003, Class VA(g)
    5.50%, 8/15/16                   Aaa                    715          704,856
    Series 2686, Class IG(g)
    5.50%, 4/15/28                   Aaa                    925          910,252
Federal National Mortgage Assoc.,
    Series 2005-57, Class PA
    5.50%          05/25/27          Aaa                    821          816,702
    Series 2003-40, Class NI, IO(g)
    5.50%          04/01/33          Aaa                    111            8,213
    Series R007, Class VA
    6.00%          09/15/16                                 845          847,135
    Series 3162, Class
    6.00%, 06/15/35                                         525          516,899
    Series 319 Class 2, IO(g)
    6.50%          02/01/32          Aaa                     40           10,483
General Electric Capital Commercial
    Mortgage Corp., Series 2005-C4, Class A1
    5.082%           11/10/45        Aaa                    632          623,826
    Series 2001-1, Class A2
    6.531%           05/15/33        Aaa                    550          565,509
Greenwich Capital Commercial Funding Corp.
    Series 2004-GG1A, Class A2
    3.835%           10/08/08        Aaa                    309          301,502
    Series 2005-GG, Class Aab
    4.619%           08/10/42        Aaa                    325          305,344
JP Morgan Chase Commercial Mortgage
    Finance Corp., Series 2001-CIB2, Class A2
    6.244%           04/15/35        AAA(d)                 333          335,225
    Series 2001-CIBC, Class A3
    6.26%            03/15/33        AAA(d)                 440          448,876
JP Morgan Chase Commercial Mortgage
    Securities Corp., Series 2005-Ldp4,
    Class ASB(c)
    4.824%           10/15/42        Aaa                    950          897,288
    Series 2006 Cb14, Class A4(c)
    5.481%           12/12/44        Aaa                    825          799,749
LB-UBS Commercial Mortgage Trust,
    Series 2003-C8, Class A1
    3.636%           11/15/27        Aaa                    956          923,879
    Series 2005-C1, Class A4
    4.742%           02/15/30        Aaa                    750          694,529
    Series 2006-C1A, Class A4
    5.156%           02/15/31        AAA(d)               1,050          995,328
Washington Mutual Mortgage,
    Series 2004-AR1, Class A
    4.229%           03/25/34        Aaa                    168          163,100
                                                                    ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
    (cost $24,177,255) ...............................                23,346,189
                                                                    ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.6%
Federal Home Loan Bank
    4.547%           09/01/35                               589          561,837
    4.717%           08/01/35                               458          439,319
     5.60%           06/28/11                               105          105,497
Federal Home Loan Mortgage Corp.
    4.625%           02/21/08                             1,020        1,006,312
    5.125%           02/27/09                               490          485,226
     5.50%     03/01/18-09/01/20                          2,073        2,033,032
     5.75%           05/23/11                               520          518,130
Federal National Mortgage Assoc.
     3.25%           08/15/08                             2,110        2,017,685
     4.00%           05/25/16                               890          859,831
    4.375%           09/15/12                             1,050          989,515
     4.50%     02/15/11-09/01/34                          3,252        3,083,512
    4.625%           10/15/14                             1,500        1,413,497
     4.67%           09/01/35                               864          834,527
     5.00%           07/01/35                               234          217,970
     5.50%           08/01/19                               683          670,166
     6.00%     05/15/11-03/01/33                          6,468        6,571,570

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B127

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                      PRINCIPAL
INTEREST             MATURITY        MOODY'S           AMOUNT           VALUE
  RATE                 DATE          RATING            (000)#         (NOTE 2)
--------             --------        -------          ---------     ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
Student Loan Marketing Assoc.
    4.49%            04/01/09                             $ 155     $    148,865
    5.30%            01/26/09                               240          240,693
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (cost $22,809,560) ........................................       22,197,184
                                                                    ------------
ASSET-BACKED SECURITIES -- 2.0%
BankBoston Home Equity Loan Trust,
    Series 1998-1, Class A6
    6.35%            02/25/13        Aaa                     86           86,116
Capital One Multi-Asset Execution Trust,
    Series 2004-A8, Class A8(c)
    5.329%           08/15/14        Aaa                    425          426,948
Chase Funding Mortgage Loan Asset-Backed,
    Series 2003-A, Class 1A6
    4.458%           03/25/14        Aaa                    488          472,390
Chase Funding Mortgage Loan Asset-Backed,
    Series 2002-2, Class 1M1
    5.599%           09/25/31        Aaa                     31           30,488
Commercial Mortgage Pass-Through
    Certification, Series 2005-LP5, Class A1
    4.235%           05/10/43        Aaa                    544          530,387
Credit-Based Asset Servicing and
    Securitization, Series 2005-C1, Class AF2(c)
    4.831%           08/25/35        Aaa                    255          249,074
Credit-Based Asset Servicing and
    Securitization, Series 2006-CB3, Class AV3(c)
    5.251%           03/25/36        Aaa                    925          925,449
Detroit Edison Securitization Funding LLC,
    Series 2001-1, Class A5
    6.42%            03/01/15        Aaa                    425          439,856
GE Equipment Small Ticket LLC,
    Series 2005-1A, Class A4, 144A(g)
    4.51%            12/22/14        Aaa                    475          459,933
Hyundai Auto Receivables Trust,
    Series 2006-A, Class A4
    5.26%            11/15/12        Aaa                    900          890,262
Marriott Vacation Club Owner Trust,
    Series 2006 -- 1A, Class A
    5.737%           04/20/28        Aaa                    475          465,945
MBNA Credit Card Master Note Trust,
    Series 2005-A3, Class A3
    4.10%            10/15/12        Aaa                    800          760,469
Morgan Stanley Capital I, Series 2006-HE4,
    Class A3(c)
    5.452%           06/25/36        Aaa                    315          315,000
New Century Home Equity Loan Trust,
    Series 2005-A, Class A6
    4.954%           06/28/35        AAA(d)               1,075        1,006,900
New Century Home Equity Loan Trust,
    Series 2005-57, Class PA
    5.344%           06/28/35        AAA(d)                 255          241,148
Peco Energy Transition Trust, Series 2001-A,
    Class A1
    6.52%            12/31/10        Aaa                    475          489,236
PSE&G Transition Funding LLC,
    Series 2001-1, Class A6
    6.61%            06/15/15        Aaa                    500          523,303
Reliant Energy Transition Bond Co. LLC,
    Series 2001-1, Class A4
    5.63%            09/15/15        Aaa                    275          274,323
Residential Asset Securities Corp.,
    Series 2006-KS3, Class AI3(c)
   5.251%            04/25/36        Aaa                    525          525,925
Triad Auto Receivables Owner Trust,
    Series 2006 - B, Class A4
    5.52%            11/12/12        Aaa                    800          798,625
                                                                    ------------
TOTAL ASSET-BACKED SECURITIES
    (cost $10,110,308)   ......................................        9,911,777
                                                                    ------------
SOVEREIGN ISSUES -- 0.4%
Republic of South Africa, Notes
    6.50%            06/02/14       Baa1                    500          498,750
Russian Federation, Unsub. Notes
    5.00%            03/31/30       Baa2                  1,100        1,170,730
United Mexican States, Notes
    6.375%           01/16/13       Baa1                    270          270,675
                                                                    ------------
TOTAL SOVEREIGN ISSUES
    (cost $6,028,497)   .......................................        1,940,155
                                                                    ------------
MUNICIPAL BONDS -- 0.1%
CALIFORNIA -- 0.1%
California State Public Works Board
    Revenue Bond
    5.00%            01/01/21         A3                    200          205,172
California State Variable Purpose Revenue Bond
    5.25%            04/01/34       Baa1                    105          108,281
                                                                    ------------
                                                                         313,453
                                                                    ------------
KANSAS
Kansas State Development Finance Authority,
    Revenue Bonds
   5.501%            05/01/34        Aaa                    125          116,976
                                                                    ------------
New York
New York City Housing Development Corp.
    6.42%            11/01/27        Aa2                    200          201,140
                                                                    ------------
TOTAL MUNICIPAL BONDS
    (cost $635,516) ...........................................          631,569
                                                                    ------------

                                                          UNITS
                                                         -------
WARRANTS*
    Central Bank of Nigeria, expiring
       on 11/15/2020 (Nigeria), 144A  ................      250               --
    Republic of Venezuela, expiring
       on 04/15/2020 (Venezuela)  ....................    1,250               --
    Travelcenters of America ,
       expiring on 05/01/09, 144A(g) .................      250              500
    Travelcenters of America,
       expiring 05/01/09, 144A(g) ....................      750            1,500
                                                                    ------------
TOTAL WARRANTS*
    (cost $0)   ......................................                     2,000
                                                                    ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $467,374,570)   ............................               465,079,149
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B128

               ---------------------------------------------------
               AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
               ---------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                       VALUE
                                                        SHARES        (NOTE 2)
                                                       --------    -------------
SHORT-TERM INVESTMENTS -- 6.3%
AFFILIATED MONEY MARKET MUTUAL FUND -- 6.2%
    Dryden Core Investment Fund -
       Taxable Money Market Series
       (cost $29,865,858; includes
       $8,403,727 of cash collateral
       for securities on loan)
       (Note 4)(b)(w) ...........................     29,865,858    $ 29,865,858
                                                                    ------------

                                                       NUMBER OF
                                                       CONTRACTS
                                                     ------------
OUTSTANDING OPTIONS PURCHASED* -- 0.1%
CALL OPTIONS -- 0.1%
Japanese Yen Call Option, strike price $112.07,
    expires 4/05/07                                           50               189,450
Japanese Yen Call Option, strike price $112.63,
    expires 3/26/07                                           49               191,960
                                                                    ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
    (cost $329,052) .........................................            381,410
                                                                    ------------
TOTAL INVESTMENTS(o) -- 102.0%
    (cost $497,569,480; Note 6) .............................        495,326,417
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (2.0)%  .........         (9,998,606)
                                                                    ------------
NET ASSETS -- 100.0%   .......................................      $485,327,811
                                                                    ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

IO     Interest Only

NR     Not Rated by Moodys or Standard & Poor's

TBA    Securities Purchased on a Forward Commitment Basis

TIPS   Treasury Inflation Protected Securities

AUD    Australian Dollar

BRL    BRAZIL REAL

CAD    Canadian Dollar

DKK    Denmark Krone

EUR    Euro

GBP    British Pound

ILS    ISRAEL SHEKEL

JPY    Japanese Yen

MXN    Mexican Peso

MYR    MALAYSIAN RINGGIT

NZD    NEW ZEALAND DOLLAR

PLZ    Polish Zloty

SEK    Swedish Krona

TRY    Turkish Lira

ZAR    South African Rand

*      Non-income producing security.

#      Principal amount is shown in U.S. dollars unless otherwise stated.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $8,228,387; cash collateral of $8,403,727
       (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)    Indicates a variable rate security.

(d)    Standard & Poor's rating.

(g)    Indicates a security that has been deemed illiquid.

(k) Securities or a portion thereof with an aggregate market value of $772,549 have been segregated with the custodian to cover margin requirements for futures contracts open at June 30, 2006.

(o) As of June 30, 2006, 2 securities representing $0 and 0.00% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts and forward foreign currency contracts as follows:

 NUMBER                                   VALUE AT        VALUE AT       UNREALIZED
   OF                  EXPIRATION          TRADE          JUNE 30,      APPRECIATION
CONTRACTS     TYPE        MONTH             DATE            2006       (DEPRECIATION)
---------     ----     ----------         --------        --------     --------------
LONG POSITIONS:
   24      5 Year U.S.
            Treasury
             Notes      Sep 06           $2,476,125      $2,481,750       $ 5,625
                                                                          -------
SHORT POSITIONS:
    6     10 Year U.S.
            Treasury
             Notes      Sep 06                6,899           6,902            (3)
   60      5 Year U.S.
            Treasury
             Notes      Sep 06            6,230,512       6,204,375        26,137
   67      2 Year U.S.
            Treasury
             Notes      Sep 06           10,587,383      10,550,766        36,617
    9     30 Year U.S.
            Treasury
             Notes      Sep 06              952,594         959,906        (7,312)
                                                                          -------
                                                                           55,439
                                                                          -------
                                                                          $61,064
                                                                          =======

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B129

         ---------------------------------------------------
         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
         ---------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

Forward foreign currency exchange contracts outstanding at June 30, 2006:
PURCHASE CONTRACTS

                                                                                IN                                   UNREALIZED
SETTLEMENT                                           CONTRACTS TO            EXCHANGE             CONTRACTS         APPRECIATION
MONTH               TYPE                               RECEIVE                 FOR                AT VALUE         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Aug 06           Buy    AUD                               269,686          $    205,002         $    200,259          $    (4,743)
Aug 06           Buy    BRL                             3,950,408             1,694,000            1,809,845              115,845
Aug 06           Buy    CAD                             3,768,717             3,390,730            3,381,744               (8,986)
Aug 06           Buy    CNY                            37,107,020             4,724,000            4,668,724              (55,276)
Oct 06           Buy    CNY                            51,643,776             6,610,000            6,534,456              (75,544)
Feb 07           Buy    CNY                            79,009,550            10,161,999           10,112,788              (49,211)
Aug 06           Buy    DKK                             6,490,721             1,122,069            1,117,163               (4,906)
Aug 06           Buy    EUR                            27,406,064            35,267,767           35,188,762              (79,005)
Aug 06           Buy    GBP                             3,121,008             5,881,072            5,778,708             (102,364)
Aug 06           Buy    ILS                            37,513,344             8,376,815            8,478,053              101,238
Aug 06           Buy    INR                           237,228,450             5,164,982            5,145,936              (19,046)
Aug 06           Buy    JPY                         6,510,299,233            59,689,243           57,350,529           (2,338,714)
Aug 06           Buy    KRW                         6,323,485,500             6,704,419            6,676,336              (28,083)
Aug 06           Buy    MXP                           104,256,654             9,115,030            9,165,349               50,319
Aug 06           Buy    MYR                            18,836,883             5,108,998            5,141,012               32,014
Sep 06           Buy    MYR                            17,581,800             4,810,998            4,810,011                 (987)
Nov 06           Buy    MYR                            19,828,001             5,490,999            5,443,544              (47,455)
Feb 07           Buy    MYR                            18,248,010             5,026,998            5,032,578                5,580
Aug 06           Buy    NOK                             3,845,000               632,599              620,123              (12,476)
Jul 06           Buy    PHP                           257,070,900             4,919,000            4,831,806              (87,194)
Aug 06           Buy    PHP                           151,457,794             2,886,990            2,840,152              (46,838)
Sep 06           Buy    PHP                           128,830,800             2,503,990            2,410,656              (93,334)
Jul 06           Buy    RUB                           276,138,980             9,827,975           10,293,329              465,354
Oct 06           Buy    RUB                           137,390,000             4,995,988            5,125,554              129,566
Aug 06           Buy    SEK                            75,850,860            10,427,523           10,590,523              163,000
Aug 06           Buy    SGD                             1,223,000               777,483              774,683               (2,800)
Jul 06           Buy    TRY                               510,678               294,000              314,564               20,564
Jul 06           Buy    TWD                           280,880,830             9,074,973            8,695,705             (379,268)
Aug 06           Buy    TWD                            71,281,280             2,272,998            2,216,427              (56,571)
                                                                           ------------------------------------------------------
                                                                           $227,158,640         $224,749,319          $(2,409,321)
                                                                           ======================================================
SALE CONTRACTS
                                                                               IN                                    UNREALIZED
SETTLEMENT                                           CONTRACTS TO           EXCHANGE              CONTRACTS         APPRECIATION
MONTH               TYPE                                DELIVER                FOR                 AT VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Aug 06           Sell    BRL                            7,761,146          $  3,407,000          $  3,555,702          $(148,702)
Aug 06           Sell    CAD                              722,341               652,000               648,171               3,829
Aug 06           Sell    CNY                           14,811,448             1,879,000             1,863,544              15,456
Aug 06           Sell    DKK                              885,630               150,000               152,432              (2,432)
Aug 06           Sell    EUR                           13,827,453            17,605,958            17,754,135            (148,177)
Aug 06           Sell    GBP                            6,643,304            12,127,717            12,300,421            (172,704)
Aug 06           Sell    ILS                            1,999,790               446,000               451,955              (5,955)
Aug 06           Sell    INR                          237,228,450             5,145,936             5,145,936                  --
Aug 06           Sell    JPY                        1,335,084,660            11,810,543            11,761,044              49,499
Aug 06           Sell    MXP                          323,173,451            28,874,364            28,410,631             463,733
Aug 06           Sell    MYR                           18,836,883             5,029,874             5,141,013            (111,139)
Sep 06           Sell    MYR                            2,315,770               631,000               633,546              (2,546)
Aug 06           Sell    NZD                           16,893,096            10,454,291            10,261,451             192,840
Jul 06           Sell    PHP                          257,070,900             4,806,857             4,831,802             (24,945)
Aug 06           Sell    PHP                           20,893,800               387,999               391,803              (3,804)
Aug 06           Sell    PLZ                            6,577,016             2,155,692             2,074,073              81,619
Jul 06           Sell    RUB                           19,663,280               727,998               732,966              (4,968)
Aug 06           Sell    SEK                            4,685,345               645,000               654,182              (9,182)
Aug 06           Sell    TRY                           10,155,809             7,261,396             6,255,705           1,005,691
Jul 06           Sell    TWD                          280,880,830             8,849,837             8,695,705             154,132
Aug 06           Sell    ZAR                              677,000               105,345                94,056              11,289
                                                                           ------------------------------------------------------
                                                                           $123,153,807          $121,810,273          $1,343,534
                                                                           ======================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B130

         ---------------------------------------------------
         AST T. ROWE PRICE GLOBAL BOND PORTFOLIO (CONTINUED)
         ---------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Foreign Bonds                                                       53.3%
U.S. Government Agency Mortgage-Backed Securities                   11.3
U.S. Treasury Obligations                                            7.5
Affiliated Money Market Mutual Fund                                  6.2
Collateralized Mortgage Obligations                                  4.8
U.S. Government Agency Obligations                                   4.6
Financial - Bank & Trust                                             2.8
Financial Services                                                   2.3
Asset-Backed Securities                                              2.0
Utilities                                                            0.9
Insurance                                                            0.7
Oil & Gas                                                            0.7
Telecommunications                                                   0.6
Real Estate Investment Trust                                         0.4
Sovereign Issues                                                     0.4
Retail & Merchandising                                               0.3
Chemicals                                                            0.2
Consumer Products & Services                                         0.2
Entertainment & Leisure                                              0.2
Hotels & Motels                                                      0.2
Media                                                                0.2
Advertising                                                          0.1
Automobile Manufacturers                                             0.1
Biotechnology                                                        0.1
Broadcasting                                                         0.1
Cable Television                                                     0.1
Commercial Services                                                  0.1
Computer Services & Software                                         0.1
Construction                                                         0.1
Consumer Products                                                    0.1
Containers & Packaging                                               0.1
Environmental Services                                               0.1
Farming & Agriculture                                                0.1
Financial - Brokerage                                                0.1
Healthcare Services                                                  0.1
Managed Healthcare                                                   0.1
Medical Supplies & Equipment                                         0.1
Metals & Mining                                                      0.1
Municipal Bonds                                                      0.1
Outstanding Options Purchased*                                       0.1
Pipelines                                                            0.1
Railroads                                                            0.1
Tobacco                                                              0.1
                                                                   -----
                                                                   102.0
Liabilities in excess of other assets                               (2.0)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B131

                    -----------------------------
                    AST HIGH YIELD BOND PORTFOLIO
                    -----------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 84.5%

                                                                                                         PRINCIPAL
                                                              INTEREST             MATURITY                AMOUNT          VALUE
                                                                RATE                 DATE                  (000)         (NOTE 2)
                                                              --------         -----------------         ---------      ----------
BANK NOTES -- 4.7%
   Cablevision Term ...................................         6.67%              02/24/13              $    5         $    4,981
   Charter Communications Term B ......................          Zero              04/25/13               2,000          2,006,986
   CSC Holdings, Inc. .................................         6.67%              02/24/13                 852            848,859
   CSC Holdings, Inc. .................................         6.67%          03/29/13-03/29/13          1,142          1,138,452
   Georgia Pacific Corp. ..............................         8.019%         12/20/12-12/20/12          1,500          1,501,852
   Koch Forest Products, Inc. .........................         8.019%         12/23/13-12/23/13          2,499          2,523,196
   Nordic Telephone Term B ............................         8.207%              11/30/13              1,300          1,680,762
   Nordic Telephone Term C ............................         5.207%              11/30/14              1,300          1,687,448
   Nortel Networks, Inc. ..............................          8.16%              02/15/07                900            899,438
   Reliant Energy .....................................         6.915%              04/30/10                  5              5,032
   Reliant Energy Term B2 .............................         6.915%              04/30/10              1,995          1,999,547
   Roundy's Inc. ......................................          7.70%              11/01/11              2,000          2,015,208
   Service Corp. International ........................          7.70%              04/02/16              2,000          2,008,183
   UPC Broadband Holding ..............................         4.986%              12/31/13              1,000          1,278,594
   UPC Broadband Holdings .............................         4.986%              03/31/13   EUR        1,000          1,278,594
   Wind Acquisitions ..................................         5.634%              06/17/14   EUR        1,000          1,290,242
   Wind Acquisitions Term B ...........................         5.634%              06/17/13   EUR        1,000          1,290,242
                                                                                                                        ----------
TOTAL BANK NOTES
  (cost $23,364,083) .............................................................................                      23,457,616

                                                                                                                        ----------
                                                               MOODY'S
                                                               RATING
                                                             ---------
CORPORATE BONDS -- 79.7%
AEROSPACE -- 1.2%
  Argo Tech Corp., Sr. Notes ..........................         B3          9.25%          06/01/11        1,000         1,030,000
  Armor Holdings, Inc., Sr. Sub. Notes ................         B1          8.25%          08/15/13        1,020         1,055,700
  Bombardier, Inc., Notes, 144A (Canada)(l)(a) ........         Ba2         6.75%          05/01/12          750           690,000
  K&F Acquisition, Inc., Gtd. Notes ...................        Caa1         7.75%          11/15/14        2,680         2,639,800
  Standard Aero Holdings, Inc., Sr. Sub. Notes(a) .....        Caa1         8.25%          09/01/14          750           667,500
                                                                                                                        ----------
                                                                                                                         6,083,000
                                                                                                                        ----------
AIRLINES -- 0.1%
  Delta Air Lines, Inc. Pass-Thru Certs................         Ba2         7.57%          11/18/10          550           552,063
                                                                                                                        ----------
AUTOMOTIVE -- 0.4%
  ArvinMeritor, Inc., Notes(a) ........................         Ba2         8.75%          03/01/12        2,200         2,145,000
                                                                                                                        ----------
AUTOMOTIVE - OEM -- 6.1%
  Ford Motor Co., Notes(a) ............................         Ba3         7.45%          07/16/31        2,000         1,445,000
  Ford Motor Credit Co., Sr. Notes(a) .................        Baa3         7.25%          10/25/11        1,500         1,330,612
  Ford Motor Credit Co., Bonds ........................         Ba2        7.375%          02/01/11        2,880         2,578,804
  Ford Motor Credit Co., Notes ........................         A2         7.875%          06/15/10        6,400         5,903,949
  General Motors Acceptance Corp., Notes(a) ...........         Ba1         6.75%          12/01/14        3,000         2,786,460
  General Motors Acceptance Corp., Notes(a) ...........        Baa2        6.875%          09/15/11        2,250         2,146,860
  General Motors Acceptance Corp., Notes ..............         Ba1         7.00%          02/01/12        7,350         6,976,620
  General Motors Acceptance Corp., Notes(a) ...........        Baa2         7.25%          03/02/11        1,500         1,454,262
  General Motors Acceptance Corp., Bonds(a) ...........        Baa2         8.00%          11/01/31        1,500         1,441,725
  General Motors Corp., Unsec'd Notes .................        Caa1         7.25%          07/03/13          500           527,608
  General Motors Corp., Debs.(a) ......................         B3          8.25%          07/15/23        1,500         1,181,250
  General Motors Corp., Debs.(a) ......................         B2         8.375%          07/15/33          375           301,875
  TRW Automotive, Inc., Sr. Notes .....................         Ba3        9.375%          02/15/13        2,450         2,603,125
                                                                                                                        ----------
                                                                                                                        30,678,150
                                                                                                                        ----------
AUTOMOTIVE PARTS -- 1.1%
  Advanced Accessory Systems, Sr. Notes(a) ............         B3         10.75%          06/15/11          250           256,875
  Cooper-Standard Automotive, Inc., Co. Gtd. Notes(a) .         B2          7.00%          12/15/12          850           760,750
  Goodyear Tire & Rubber Co. (The), Sr. Notes(a) ......         B3          9.00%          07/01/15        1,500         1,432,500
  Tenneco Automotive, Inc., Sec'd Notes(a) ............         B3         8.625%          11/15/14        1,575         1,571,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B132

              -----------------------------------------
              AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
              -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                              MOODY'S    INTEREST         MATURITY          AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)                                   RATING       RATE             DATE             (000)         (NOTE 2)
                                                             ---------   ---------         --------         --------    ---------
AUTOMOTIVE PARTS (CONT'D.)
  Tenneco Automotive, Inc., Sr. Sub. Notes ..............       B2         10.25%          07/15/13          $1,175     $ 1,288,094
                                                                                                                        -----------
                                                                                                                          5,309,281
                                                                                                                        -----------
BROADCASTING -- 0.2%
  CCH I LLC, Sec'd. Notes(a) ............................      Caa3        11.00%          10/01/15           1,000         875,000
                                                                                                                        -----------
BUILDING MATERIALS - FIXTURES & FITTINGS -- 0.6%
  Goodman Global Holdings, Sr. Notes ....................       B3         7.491%          06/15/12             360         360,900
  Grohe Holding GmbH, Gtd. Notes (Germany) ..............      Caa1        8.625%          10/01/14    EUR    2,000       2,462,172
                                                                                                                        -----------
                                                                                                                          2,823,072
                                                                                                                        -----------
BUSINESS SERVICES -- 0.3%
  Buhrmann US Inc., Gtd. Notes ..........................       B2         7.875%          03/01/15           1,575       1,555,313
                                                                                                                        -----------
CABLE -- 3.4%
  Cablevision Systems Corp., Sr. Notes, 144A(a) .........       B3          8.00%          04/15/12             750         739,688
  CCO Holdings LLC/CCO Holdings
    Capital Corp., Sr. Notes(a) .........................       B3          8.75%          11/15/13           2,450       2,388,750
  Charter Communications Holdings II, Sr. Notes .........      Caa1        10.25%          09/15/10           1,250       1,253,125
  CSC Holdings, Inc., Sr. Notes, 144A ...................       B2          7.25%          04/15/12           1,650       1,592,250
  CSC Holdings, Inc., Sr. Notes(a) ......................       B1         7.625%          04/01/11           1,500       1,500,000
  CSC Holdings, Inc., Sr. Notes .........................       B2         8.125%      07/15/09-08/15/09      1,000       1,017,500
  Rogers Cable, Inc., Sec'd. Notes (Canada)(l) ..........       Ba3         6.25%          06/15/13           2,000       1,875,000
  Telenet Communication NV, Sr. Notes (Belgium) .........       B3          9.00%          12/15/13   EUR     1,121       1,569,328
  Telenet Group Holdings NV, Disc. Notes,
    Zero Coupon (until 12/15/08), 144A (Belgium)(a) .....      Caa2        11.50%(v)      06/15/14    EUR     2,125       1,800,937
  UPC Holding BV, Sec'd. Notes (Netherlands) ............       B3          7.75%         01/15/14    EUR     1,500       1,803,461
  UPC Holding BV, Sr. Notes (Netherlands) ...............       B3         8.625%         01/15/24    EUR     1,000       1,253,469
                                                                                                                        -----------
                                                                                                                         16,793,508
                                                                                                                        -----------
CAPITAL GOODS - OTHERS -- 0.8%
  Altra Industrial Motion, Inc., Sec'd. Notes ...........       B3          9.00%         12/01/11              313         314,565
  Dresser-Rand Group Inc., Sr. Sub. Notes. (Canada) .....       B3         7.375%         11/01/14            1,931       1,844,105
  Mueller Group, Inc., Sr. Sub. Notes ...................      Caa1        10.00%         05/01/12              763         820,225
  Rexnord Corp., Gtd. Notes .............................       B3        10.125%         12/15/12            1,000       1,107,340
                                                                                                                        -----------
                                                                                                                          4,086,235
                                                                                                                        -----------
CHEMICALS -- 3.9%
  BCP Crystal US Holdings Corp., Sr. Sub. Notes .........       B3         9.625%         06/15/14            2,025       2,197,125
  Crompton Corp., Sr. Notes .............................       B1         9.875%         08/01/12              438         492,750
  Crystal US Holdings, Sr. Disc. Notes
     (Zero Coupon untill 10/01/09)(a) ...................      Caa2        10.50%(v)      10/01/14            3,000       2,347,500
  Equistar Chemical Funding, Sr. Notes ..................       B2        10.625%         05/01/11              750         805,313
  Equistar Chemicals LP, Gtd. Notes .....................       B2        10.125%         09/01/08            1,050       1,105,125
  Ineos Group Holdings PLC(United Kingdom) ..............       B2         7.875%         02/15/16              750         894,536
  Ineos Group Holdings PLC, Notes, 144A
     (United Kingdom) (l)(a) ............................       B2          8.50%         02/15/16            2,075       1,942,719
  KRATON Polymers LLC, Sr. Sub. Notes(a) ................      Caa1        8.125%         01/15/14            2,500       2,481,250
  Nalco Co., Sr. Sub. Notes(a) ..........................      Caa1        8.875%         11/15/13            2,125       2,140,937
  PQ Corp., Co., Gtd. Notes .............................       B3          7.50%         02/15/13            1,500       1,410,000
  Rhodia SA, Sr. Sub. Notes (France)(l)(a) ..............      Caa1        8.875%         06/01/11    EUR       901         897,621
  Rockwood Specialties Group, Inc., Sr. Sub. Notes ......       B3         7.625%         11/15/14            2,000       2,596,472
                                                                                                                        -----------
                                                                                                                         19,311,348
                                                                                                                        -----------
COMMERCIAL SERVICES -- 0.3%
  Alderwoods Group, Inc., Gtd. Notes ....................       B2          7.75%         09/15/12            1,275       1,345,125
                                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B133

              -----------------------------------------
              AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
              -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                              MOODY'S    INTEREST         MATURITY          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                                   RATING       RATE             DATE             (000)        (NOTE 2)
                                                             ---------   ---------         --------         --------   -----------
CONGLOMERATES -- 0.2%
  Invensys PLC, Sr. Notes, 144A (United Kingdom)(l)(a) .....   B3         9.875%           03/15/11          $1,000     $ 1,085,000
                                                                                                                        -----------
CONSUMER PRODUCTS -- 0.2%
  Sleepmaster LLC, Gtd. Notes, 144A(g) .....................   NR         11.00%           05/15/09           1,000               0
  Spectrum Brands, Inc., Gtd. Notes ........................   B3         7.375%           02/01/15           1,200         975,000
                                                                                                                        -----------
                                                                                                                            975,000
                                                                                                                        -----------
CONTAINERS & PACKAGING -- 0.8%
  Owens-Brockway Glass Container, Inc., Co. Gtd. Notes .....   B2          6.75%           12/01/14           1,750       1,623,125
  Smurfit-Stone Container Enterprises, Inc., Sr. Notes(a) ..   B2         8.375%           07/01/12           2,440       2,305,800
                                                                                                                        -----------
                                                                                                                          3,928,925
                                                                                                                        -----------
DEFENSE -- 1.0%
  Communications & Power Industries, Sr. Sub. Notes ........   B3          8.00%           02/01/12             750         757,500
  DRS Technologies Inc., Gtd. Notes ........................   B3         7.625%           02/01/18           2,350       2,338,250
  L-3 Communications Corp., Gtd. Notes .....................   Ba3        6.125%           07/15/13             750         714,375
  L-3 Communications Corp., Sr. Sub. Notes .................   Ba3        6.375%           10/15/15           1,500       1,432,500
                                                                                                                        -----------
                                                                                                                          5,242,625
                                                                                                                        -----------
DISTRIBUTION/WHOLESALE -- 0.4%
  Aviall, Inc., Sr. Notes ..................................   Ba3        7.625%           07/01/11           1,700       1,772,250
                                                                                                                        -----------
DIVERSIFIED -- 8.1%
  TRAINS HY-1-2006 144A(a) .................................   B1         7.548%           05/01/16          41,225      40,400,500
                                                                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
  Ray Acquisition SCA, Sr. Sub. Notes (France) .............  Caa1        9.375%           03/15/15   EUR     4,000       5,346,431
                                                                                                                        -----------
DIVERSIFIED OPERATIONS -- 0.1%
  Trinity Industries, Inc., Sr. Notes ......................   Ba3         6.50%           03/15/14             580         565,500
                                                                                                                        -----------
ELECTRIC -- 6.0%
  AES Corp., Sec'd. Notes, 144A ............................   Ba3         8.75%           05/15/13           2,800       2,996,000
  CMS Energy Corp., Sr. Notes ..............................   B1          6.30%           02/01/12           2,050       1,937,250
  Dynegy Holdins, Inc., Sr. Unsec'd. Notes 144A(a) .........   B2         8.375%           05/01/16           2,300       2,265,500
  Edison Mission Energy, Sr. Notes .........................   NR          7.73%           06/15/09           1,000       1,010,000
  Edison Mission Energy, Sr. Notes .........................   B1         10.00%           08/15/08             500         535,000
  Midwest Generation LLC, Sec'd. Notes .....................   B1          8.75%           05/01/34           3,515       3,725,900
  NRG Energy Inc., Sr. Notes(a) ............................   B1          7.25%           02/01/14           1,450       1,413,750
  NRG Energy, Inc., Sr. Notes ..............................   B1         7.375%           02/01/16           5,250       5,118,750
  PSE&G Energy Holdings LLC, Sr. Notes .....................   Ba3         8.50%           06/15/11           1,240       1,302,000
  Reliant Energy, Inc., Sec'd. Notes(a) ....................   B2          6.75%           12/15/14           2,690       2,474,800
  Reliant Resources, Inc., Sec'd. Notes(a) .................   B1          9.25%           07/15/10           1,000       1,000,000
  Sierra Pacific Resources, Sr. Notes ......................   B2         8.625%           03/15/14             750         794,509
  Suburban Propane Partners LP, Sr. Notes(a) ...............   B1         6.875%           12/15/13           4,715       4,408,525
  Tenaska Alabama Partners LP, Sec'd. Notes, 144A ..........   B1          7.00%           06/30/21             985         960,251
                                                                                                                        -----------
                                                                                                                         29,942,235
                                                                                                                        -----------
ELECTRONIC COMPONENTS -- 0.3%
  Celestica, Inc. (Canada) .................................   B2         7.625%           07/01/13             550         533,500
  Solectron Global Finance Ltd., Sr. Sub. Notes, 144A(a) ...   B3          8.00%           03/15/16           1,050       1,034,250
                                                                                                                        -----------
                                                                                                                          1,567,750
                                                                                                                        -----------
ENERGY - E&P -- 1.4%
  Chesapeake Energy Corp., Sr. Notes .......................   Ba3        6.375%           06/15/15           2,500       2,318,750
  Chesapeake Energy Corp., Sr. Notes .......................   Ba3        6.875%           01/15/16           2,720       2,570,400
  El Paso Production Holding Co., Gtd. Notes ...............   B3          7.75%           06/01/13           2,000       2,015,000
                                                                                                                        -----------
                                                                                                                          6,904,150
                                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B134

              -----------------------------------------
              AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
              -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                              MOODY'S    INTEREST         MATURITY          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                                   RATING       RATE             DATE             (000)        (NOTE 2)
                                                             ---------   ---------         --------         --------   -----------
ENERGY - SERVICES -- 0.1%
  Pride International, Inc., Sr. Notes ....................    Ba2         7.375%          07/15/14          $ 688     $    691,440
                                                                                                                       ------------
ENTERTAINMENT & LEISURE -- 0.8%
  Choctaw Resort Development Enterprise, Sr. Notes, 144A ..    B1           7.25%          11/15/19           1,600       1,568,000
  Universal City Development Partners, Sr. Notes ..........    B2          11.75%          04/01/10             750         816,563
  Universal City Florida Holding Co. I/II, Sr. Notes ......    B3          9.899%          05/01/10             100         103,250
  Universal City Florida, Holding Co., Sr. Notes(a) .......    B3          8.375%          05/01/10           1,650       1,658,250
                                                                                                                       ------------
                                                                                                                          4,146,063
                                                                                                                       ------------
ENVIRONMENTAL -- 1.0%
  Allied Waste North America, Sr. Notes(a) ................    B2           7.25%          03/15/15           3,870       3,695,850
  Allied Waste North America, Sr. Notes, Series B .........    B2           8.50%          12/01/08           1,000       1,035,000
  Allied Waste North America, Inc., Gtd. Notes, Series B ..    B2           9.25%          09/01/12             250         265,000
                                                                                                                       ------------
                                                                                                                          4,995,850
                                                                                                                       ------------
FOOD -- 0.7%
  Delhaize America, Inc., Gtd. Notes ......................    Ba1           9.00%         04/15/31           1,170       1,283,034
  Eagle Family Foods, Inc., Gtd. Notes, Series B ..........    Caa2          8.75%         01/15/08             500         403,750
  Ingles Markets, Inc., Gtd. Notes ........................    Ba3          8.875%         12/01/11           1,700       1,778,625
                                                                                                                       ------------
                                                                                                                          3,465,409
                                                                                                                       ------------
GAMING -- 4.7%
  Boyd Gaming Corp., Sr. Sub. Notes(a) ....................    B1          7.125%          02/01/16           1,860       1,797,225
  Chukchansi Economic Development Authority,
     Sr. Notes, 144A(a) ...................................    B2           8.00%          11/15/13           1,320       1,328,250
  Cirsa Finance Luxembourg SA, Sr. Notes (Luxembourg) .....    B1           8.75%          05/15/14   EUR       750       1,002,456
  Codere Finance Luxembourg SA, Sr. Notes (Luxembourg) ...     B2           8.25%          06/15/15   EUR     1,000       1,333,410
  Herbst Gaming, Inc., Gtd. Notes .........................    B3           7.00%          11/15/14           1,750       1,662,500
  Mandalay Resort Group, Sr. Sub. Notes(a) ................    Ba3         7.625%          07/15/13             900         891,000
  Mandalay Resort Group, Sr. Sub. Notes ...................    Ba3         9.375%          02/15/10           1,750       1,841,875
  MGM Mirage, Inc., Gtd. Notes(a) .........................    Ba2         6.625%          07/15/15           2,500       2,331,250
  MGM Mirage, Inc., Sr. Notes .............................    Ba2         6.875%          04/01/16             800         747,000
  MGM Mirage, Inc., Gtd. Notes(a) .........................    Ba3         8.375%          02/01/11             625         640,625
  Seneca Gaming Corp., Sr. Notes, 144A ....................    B1           7.25%          05/01/12           1,550       1,503,125
  Station Casinos, Inc., Sr. Sub. Notes(a) ................    Ba3          6.50%          02/01/14             250         232,500
  Station Casinos, Inc., Sr. Sub. Notes ...................    B1          6.875%          03/01/16           3,390       3,161,175
  Wynn Las Vegas LLC, Notes(a) ............................    B2          6.625%          12/01/14           5,450       5,136,625
                                                                                                                       ------------
                                                                                                                         23,609,016
                                                                                                                       ------------
HEALTHCARE & PHARMACEUTICALS -- 2.8%
  Davita, Inc., Gtd. Notes(a) .............................    B3           7.25%          03/15/15           2,460       2,361,600
  Fresenius Medical Care Capital Trust, Gtd. Notes ........    B1          7.875%          06/15/11           1,600       1,616,000
  HCA, Inc., Notes ........................................    Ba2          6.25%          02/15/13           1,000         933,770
  HCA, Inc., Notes ........................................    Ba2          6.75%          07/15/13             500         477,464
  HCA, Inc., Notes ........................................    Ba2          7.69%          06/15/25           4,000       3,779,956
  Rotech Healthcare, Inc., Gtd. Notes(a) ..................    B3           9.50%          04/01/12           1,700       1,415,250
  Tenet Healthcare Corp., Sr. Unsec'd. Notes(a) ...........    B3          7.375%          02/01/13           1,300       1,186,250
  Tenet Healthcare Corp., Sr. Notes, 144A .................    B3           9.25%          02/01/15             250         245,625
  Tenet Healthcare Corp., Sr. Notes(a) ....................    B3          9.875%          07/01/14           1,500       1,500,000
  Triad Hospitals, Inc. Sr. Sub. Notes(a) .................    B3           7.00%          11/15/13             500         486,250
                                                                                                                       ------------
                                                                                                                         14,002,165
                                                                                                                       ------------
HEALTHCARE - MEDICAL PRODUCTS -- 1.0%
  CDRV Investors, Inc., Sr. Disc. Notes Zero Coupon
    (until 01/01/10) ......................................   Caa2         9.625%(v)       01/01/15           1,250         843,750
  VWR International, Inc., Sr. Sub. Notes, 144A(a) ........   Caa1          8.00%          04/15/14           4,200       4,079,250
                                                                                                                         ----------
                                                                                                                          4,923,000
                                                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B135

              -----------------------------------------
              AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
              -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                              MOODY'S    INTEREST         MATURITY          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                                   RATING       RATE             DATE             (000)        (NOTE 2)
                                                             ---------   ---------         --------         --------   -----------
LODGING -- 0.9%
  Host Marriott LP, Sr. Notes ..............................    Ba3         7.00%          08/15/12          $ 2,500   $  2,478,125
  Host Marriott LP, Sr. Notes ..............................    Ba3        7.125%          11/01/13            1,000        996,250
  Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes ....    Ba1        7.875%          05/01/12              750        782,812
                                                                                                                       ------------
                                                                                                                          4,257,187
                                                                                                                       ------------
MACHINERY -- 0.3%
  Chart Industries, Inc., Sr. Sub. Notes, 144A .............    B3         9.125%          10/15/15            1,700      1,734,000
                                                                                                                       ------------
MANUFACTURING -- 0.3%
  Dresser, Inc., Gtd. Notes ................................    B2         9.375%          04/15/11            1,670      1,695,050
                                                                                                                       ------------
MEDIA & ENTERTAINMENT -- 3.7%
  Dex Media West LLC, Sr. Sub. Notes .......................    B2         9.875%          08/15/13            1,720      1,864,041
  DirecTV Holdings LLC / DirecTV Financing Co., Sr. Notes ..    Ba2        8.375%          03/15/13              625        654,688
  DirecTV Holdings LLC, Gtd. Notes .........................    Ba2        6.375%          06/15/15            1,500      1,383,750
  Echostar DBS Corp., Gtd. Notes, 144A(a) ..................    Ba3        7.125%          02/01/16            4,140      3,984,750
  Intelsat Bermuda Ltd., Sr. Notes (Bermuda) ...............    B2          8.25%          01/15/13            2,000      1,985,000
  Intelsat Bermuda Ltd., Sr. Notes (Bermuda)(l) ............    B2         8.625%          01/15/15            1,480      1,483,700
  Lighthouse International Co. SA, Sr. Notes (Luxembourg) ..    B3          8.00%          04/30/14   EUR      2,500      3,373,496
  Primedia Inc., Sr. Notes .................................    B2          8.00%          05/15/13            1,000        895,000
  Primedia, Inc., Gtd. Notes ...............................    B2         8.875%          05/15/11            1,300      1,248,000
  R.H. Donnelley Corp., Sr. Notes, 144A(g) .................   Caa1        8.875%          01/15/16            1,750      1,765,312
                                                                                                                       ------------
                                                                                                                         18,637,737
                                                                                                                       ------------
METALS -- 0.8%
  Novelis, Inc., Sr. Notes, 144A (Canada)(l) ...............    B1          7.25%          02/15/15            1,850      1,776,000
  Peabody Energy Corp., Sr. Notes ..........................    Ba2        5.875%          04/15/16            1,190      1,088,850
  Ryerson Tull, Inc., Notes ................................    B2         9.125%          07/15/06              950        950,000
                                                                                                                       ------------
                                                                                                                          3,814,850
                                                                                                                       ------------
PACKAGING -- 1.2%
  Crown Americas, Inc., Sr. Notes, 144A ....................    B1          7.75%          11/15/15            4,000      3,940,000
  Gerresheimer Holdings GMBH, Gtd. Notes (Germany) .......     Caa1        7.875%          03/01/15   EUR        625        787,415
  Owens Brockway Glass Container, Inc., Sec'd. Notes .......    Nr          8.75%          11/15/12            1,000      1,041,250
  Russell-Stanley Holdings, Inc., Sr. Sub. Notes(g) ........    Nr          9.00%          11/30/08              356              0
                                                                                                                       ------------
                                                                                                                          5,768,665
                                                                                                                       ------------
PAPER -- 3.5%
  Abitibi-Consolidated, Inc., Notes (Canada)(a)(l) .........    Ba3         8.55%          08/01/10            3,750      3,553,125
  Bowater Canada Finance, Gtd. Notes (Canada)(a)(l) ........    B1          7.95%          11/15/11            1,020        969,000
  Cascades, Inc., Sr. Notes (Canada)(l) ....................    Ba3         7.25%          02/15/13            1,020        943,500
  Georgia-Pacific Corp., Debs...............................    B2         7.375%          12/01/25            1,660      1,502,300
  Georgia-Pacific Corp., Senior Notes ......................    B2          8.00%          01/15/24            2,365      2,234,925
  Jefferson Smurfit Corp. US, Gtd. Notes(a) ................    B2          7.50%          06/01/13            1,125      1,006,875
  JSG Funding PLC, Sr. Notes (Ireland)(l) ..................    B3         9.625%          10/01/12            3,530      3,635,900
  JSG Holding PLC., Sr. Notes, PIK .........................   Caa2        11.50%          10/01/15   EUR        896      1,169,432
  Norampac, Inc., Sr. Notes (Canada) .......................    Ba2         6.75%          06/01/13              850        765,000
  Smurfit Capital Funding PLC, Debs. (Ireland)(l) ..........    B1          7.50%          11/20/25              900        819,000
  Smurfit-Stone Container Enterprises, Inc., Sr. Notes .....    B2          9.75%          02/01/11              500        513,750
  Stone Container Finance, Gtd. Notes (Canada)(l) ..........    B2         7.375%          07/15/14              250        221,250
                                                                                                                       ------------
                                                                                                                         17,334,057
                                                                                                                       ------------
PERSONAL SERVICES -- 0.2%
  Corrections Corp. of America, Gtd. Notes .................    Ba3         6.75%          01/31/14            1,110      1,065,600
                                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B136

              -----------------------------------------
              AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
              -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                              MOODY'S    INTEREST         MATURITY          AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                                   RATING       RATE             DATE             (000)        (NOTE 2)
                                                             ---------   ---------         --------         --------   -----------
PIPELINES & OTHER -- 6.5%
  Amerigas Partners, Sr. Notes ..............................  B1         7.125%           05/20/16          $ 4,200   $  3,937,500
  Chesapeake Energy Corp., Sr. Unsec. Notes .................  Ba2        7.625%           07/15/13              900        905,625
  El Paso Corp., Sr. Notes .................................. Caa1        7.375%           12/15/12              500        496,250
  El Paso Corp., Sr. Notes ..................................  B2          7.42%           02/15/37              500        465,000
  El Paso Corp., Notes, 144A(a) ............................. Caa1        7.625%           09/01/08              500        506,250
  El Paso Corp., Notes, 144A ................................ Caa1         7.75%           06/15/10            1,625      1,649,375
  El Paso Corp., Sr. Notes .................................. Caa1         7.80%           08/01/31            2,000      1,942,500
  El Paso Corp., Notes(a) ................................... Caa1        7.875%           06/15/12            4,250      4,324,375
  El Paso Corp., Sr. Notes(a) ............................... Caa1         8.05%           10/15/30            2,210      2,215,525
  El Paso Corp., Debs........................................  B2         9.625%           05/15/12            1,250      1,365,625
  Encore Acquistion Co., Gtd. Notes .........................  B2          7.25%           12/01/17              525        504,000
  Ferrellgas Escrow LLC/Ferrellgas Finance
     Escrow Corp., Sr. Notes ................................  Ba3         6.75%           05/01/14            2,150      2,037,125
  Ferrellgas Partners LP/Ferrellgas Partners
     Finance, Sr. Notes .....................................  B2          8.75%           06/15/12            1,300      1,319,500
  Hanover Compressor Co., Sr. Notes .........................  B3          9.00%           06/01/14              875        914,375
  Pogo Producing Co., Sr. Sub Notes .........................  B2         7.875%           05/01/13              400        401,000
  Roseton/Danskammer, Pass-Through Certs.....................  B2          7.27%           11/08/10              800        800,000
  Semgroup LP, Sr. Notes ....................................  B1          8.75%           11/15/15            1,300      1,293,500
  Southern Natural Gas Co., Notes ...........................  B1          8.00%           03/01/32              875        904,143
  Williams Cos., Inc., Sr. Notes(a) .........................  B1         7.625%           07/15/19            4,500      4,567,500
  Williams Cos., Inc., Notes ................................  B1         7.875%           09/01/21            2,000      2,030,000
                                                                                                                        -----------
                                                                                                                         32,579,168
                                                                                                                        -----------
REAL ESTATE -- 0.2%
  Forest City Enterprises, Sr. Unsec'd. Notes ...............  Ba3         6.50%           02/01/17              850        785,935
                                                                                                                        -----------
SEMICONDUCTORS -- 0.3%
  Sensata Technologies ...................................... Caa1         9.00%           05/01/16              500        644,322
  Sensata Technologies BV (Netherlands)(l) ..................  B2          8.00%           05/01/14            1,025        989,125
                                                                                                                        -----------
                                                                                                                          1,633,447
                                                                                                                        -----------
SERVICES CYCLICAL - RENTAL EQUIPMENT -- 0.8%
  Hertz Corp., Sr. Notes ....................................  B1         8.875%           01/01/14            3,790      3,884,750
                                                                                                                        -----------
TECHNOLOGY -- 1.8%
  Sanmina-SCI Corp., Sr. Sub. Notes .........................  B1         8.125%           03/01/16            1,000        975,000
  Sungard Data Systems, Inc., Sr. Unsec'd. Notes, 144A(a)(g)   B3         9.125%           08/15/13            4,190      4,347,125
  Sungard Data Systems, Inc., Sr. Sub. Notes, 144A(g) ....... Caa1        10.25%           08/15/15            1,000      1,033,750
  UGS Corp., Gtd. Notes .....................................  B3         10.00%           06/01/12            1,750      1,881,250
  Xerox Corp., Sr. Notes ....................................  Ba2         6.40%           03/15/16              950        896,562
                                                                                                                        -----------
                                                                                                                          9,133,687
                                                                                                                        -----------
TELECOMMUNICATIONS -- 8.4%
  Alamosa Delaware, Inc., Sr. Notes ......................... Caa1         8.50%           01/31/12            1,000      1,060,000
  American Cellular Corp., Sr. Notes ........................ Caa1        10.00%           08/01/11              625        657,812
  American Tower Corp., Sr. Notes ...........................  B3         7.125%           10/15/12              500        498,750
  American Tower Corp., Sr. Notes(a) ........................  B3          7.50%           05/01/12              750        757,500
  Cincinnati Bell, Inc., Sr. Sub. Notes(a) ..................  B3         8.375%           01/15/14            2,700      2,659,500
  Hawaiian Telecom Communications, Inc. Gtd. Notes(a) .......  B3          9.75%           05/01/13            1,800      1,831,500
  Nextel Communications, Inc., Sr. Notes ....................  Ba3        7.375%           08/01/15            1,000      1,017,878
  Nordic Telephone Co. Holdings, Bonds (Denmark)(l) .........  B2          8.25%           05/01/16              500        653,915
  Nordic Telephone Co. Holdings, Sr. Notes (Denmark)(a)(l) ..  B2         8.875%           05/01/16            2,500      2,568,750
  Nortel Networks Ltd., Co., Gtd. Notes (Canada)(l) .........  B3         10.75%           07/15/16              525        534,188
  Nortel Networks Ltd., Co. Gtd. Notes (Canada) .............  B3        10.125%           07/15/13              925        941,187
  PanAmSat Corp., Gtd. Notes ................................  B1          9.00%           08/15/14              813        825,195

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B137

                 -----------------------------------------
                 AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
                 -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                           PRINCIPAL
                                                                 MOODY'S      INTEREST      MATURITY         AMOUNT       VALUE
CORPORATE BONDS (CONTINUED)                                      RATING         RATE          DATE           (000)       (NOTE 2)
                                                                ---------    ----------    ----------      ----------   ----------
TELECOMMUNICATIONS (CONT'D.)
  PanAmSat Holding Corp., Sr. Disc. Notes,
     Zero Coupon (until 11/01/09).............................     B3         10.375%(v)     11/01/14      $    750    $    554,393
  Qwest Capital Funding, Inc., Gtd. Notes(a)..................    Caa2          7.90%        08/15/10           500         497,500
  Qwest Communications International, Inc., Gtd. Notes(a).....     B2           7.25%        02/15/11         2,500       2,425,000
  Qwest Communications International, Inc., Co. Gtd. Notes....     B2           7.50%        02/15/14         2,400       2,340,000
  Qwest Corp., Debs...........................................     Ba3          7.50%        06/15/23         5,600       5,250,000
  Qwest Corp., Sr. Notes......................................     Ba3         7.625%        06/15/15           250         246,875
  Qwest Corp., Notes(a).......................................     Ba3         8.875%        03/15/12         1,750       1,846,250
  Rodgers Wireless, Inc., Sec'd. Notes (Canada)(l)............     Ba3         6.375%        03/01/14         1,270       1,209,675
  Rodgers Wireless, Inc., Sec'd. Notes (Canada)(l)............     Ba3          7.25%        12/15/12         1,000       1,007,500
  Rodgers Wireless, Inc., Sec'd. Notes (Canada)(a)(l).........     Ba3          7.50%        03/15/15         1,125       1,136,250
  Rodgers Wireless, Inc., Sec'd. Notes (Canada)(a)(l).........     B2           8.00%        12/15/12           500         511,250
  Rural Cellular Corp., Sr. Notes(a)..........................    Caa1         9.875%        02/01/10         1,580       1,625,425
  Time Warner Telecom Holdings, Inc., Co. Gtd. Notes..........     B3           9.25%        02/15/14         1,750       1,793,750
  US Unwired, Inc., Sec'd. Notes..............................    Caa1         10.00%        06/15/12           625         693,750
  Wind Acquisition Finance SA, Gtd. Notes, 144A
     (Luxembourg)(g)..........................................     B3           9.75%        12/01/15  EUR    1,000       1,352,839
  Wind Acquisition Finance SA, Gtd. Notes, 144A
     (Luxembourg)(a)(g)(l)....................................     B3           10.75%       12/01/15         4,000       4,250,000
  Windstream Corp. Sr. Notes..................................     Ba3          8.625%       08/01/16         1,175       1,201,437
                                                                                                                       ------------
                                                                                                                         41,948,069
                                                                                                                       ------------
TEXTILES & APPAREL -- 0.9%
  Quicksilver, Inc., Gtd. Notes(a)............................     B1          6.875%        04/15/15         3,365       3,129,450
  Russell Corp., Gtd. Notes...................................     B1           9.25%        05/01/10         1,300        ,360,125
                                                                                                                       ------------
                                                                                                                          4,489,575
                                                                                                                       ------------
TOBACCO -- 0.5%
  Alliance One International, Gtd. Notes......................     B2           11.00%       05/15/12         1,125       1,068,750
  Reynolds American, Inc. Sec'd Notes, 144A...................     Ba2           7.25%       06/01/13           975         953,062
  Reynolds American, Inc. Sec'd Notes, 144A...................     Ba2          7.625%       06/01/16           625         610,938
                                                                                                                       ------------
                                                                                                                          2,632,750
                                                                                                                       ------------
TRANSPORTATION -- 0.3%
  Horizon Lines LLC, Co. Gtd. Notes...........................     B3            9.00%       11/01/12         1,300       1,319,500
                                                                                                                       ------------
TOTAL CORPORATE BONDS
  (cost $404,784,911)....................................................................................               397,834,431
                                                                                                                       ------------
                                                                                                             SHARES
                                                                                                             ------
COMMON STOCKS
CHEMICALS
  General Chemicals Industry Products....................................................................       386         107,621
                                                                                                                       ------------
PACKAGING
  Russell Stanley Holdings, Inc., 144A(g)*...............................................................    39,000               0
                                                                                                                       ------------
TOTAL COMMON STOCKS
  (cost $1,377,628)......................................................................................                   107,621
                                                                                                                       ------------
PREFERRED STOCKS -- 0.1%
PUBLISHING
  Ziff Davis Media, Inc., Series E, 10.00%,..............................................................        11           1,620
                                                                                                                       ------------
RETAILERS -- 0.1%
  General Nutrition Center, Series A, 12.00%,............................................................       500         601,250
                                                                                                                       ------------
TOTAL PREFERRED STOCKS
  (cost $503,005)........................................................................................                   602,870
                                                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B138

                 -----------------------------------------
                 AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
                 -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                                VALUE
                                                                                                 UNITS         (NOTE 2)
                                                                                               ---------       --------
WARRANTS*
CHEMICALS
  General Chemical Industry Product, Inc., Series A, Expiring 04/30/11(g)..................         223      $           0
  General Chemical Industry Product, Inc., Series B, Expiring 04/30/11(g)..................         165                  0
                                                                                                             -------------
                                                                                                                         0
                                                                                                             -------------
METALS
  ACP Holding Corp., Expiring 10/07/13.....................................................      80,488            138,842
                                                                                                             -------------
PACKAGING
  Pliant Corp., Expiring 06/01/10, 144A(a)(g)..............................................       1,000                 10
                                                                                                             -------------
PAPER
  MDP Acquisitions PLC, Expiring 10/01/13 (Ireland), 144A(g)...............................         900             18,450
                                                                                                             -------------
PUBLISHING
  Advanstar Holdings Corp., Expiring 10/15/11, 144A(g).....................................       1,100                 11
  Ziff Davis Media, Inc., Expiring 08/12/12, 144A(g).......................................      19,800                198
                                                                                                             -------------
                                                                                                                       209
                                                                                                             -------------
TOTAL WARRANTS
  (cost $1,003)............................................................................                        157,511
                                                                                                             -------------

RIGHTS*
CONSUMER PRODUCTS
  Sleepmaster Membership Interests (cost $0)...............................................       1,055                  0
                                                                                                             -------------
TOTAL LONG-TERM INVESTMENTS
  (cost $430,030,630)......................................................................                    422,160,049
                                                                                                             -------------
                                                                                               PRINCIPAL
                                                                 INTEREST       MATURITY         AMOUNT
                                                                   RATE           DATE           (000)
                                                                 --------       --------       ---------
SHORT-TERM INVESTMENTS -- 38.5%
COMMERCIAL PAPER -- 20.2%
  Abbey National....................................              5.25%        07/05/06        $ 5,200         5,198,483
  Danske Corp. .....................................              5.28%        07/17/06         13,700        13,671,870
  Dexia Delaware....................................             5.275%        07/05/06          1,200         1,199,648
  Dexia Delaware....................................             5.275%        07/06/06         13,800        13,793,934
  Fortis Funding....................................             5.265%        07/26/06         13,800        13,753,580
  Rabobank USA......................................              5.25%        07/03/06         10,600        10,600,000
  Societe Generale..................................              5.25%        07/05/06         13,800        13,795,975
  Societe Generale..................................              5.26%        07/05/06          1,100         1,099,679
  Societe Generale..................................              5.27%        07/03/06            100           100,000
  Total Fina Elf Capital............................              5.27%        07/03/06         13,700        13,700,000
  UBS Finance.......................................              5.27%        07/03/06         13,700        13,700,000
                                                                                                             -----------
TOTAL COMMERCIAL PAPER
  (cost $100,613,169)....................................................................................     100,613,169
                                                                                                             ------------

                                                                                                           SHARES
                                                                                                           ------
AFFILIATED MONEY MARKET MUTUAL FUND -- 18.2%
  Dryden Core Investment Fund - Taxable Money Market Series
  (cost $91,040,787; includes $88,195,707 of cash collateral for securities on loan) (b)(w)(Note 4)....    91,040,787    91,040,787
                                                                                                                         ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B139

                 -----------------------------------------
                 AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
                 -----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                    PRINCIPAL
                                                                      INTEREST       MATURITY         AMOUNT         VALUE
                                                                        RATE           DATE           (000)         (NOTE 2)
                                                                      --------       --------       ---------       --------
U.S. TREASURY OBLIGATIONS -- 0.1%
  U.S. Treasury Bills........................................           4.805%       09/14/06            $320     $   316,925
                                                                                                                 ------------
FOREIGN TREASURY OBLIGATIONS (n)
  France Treasury Bills......................................            2.90%       09/07/06      EUR     50          63,626
                                                                                                                 ------------

                                                                                                    CONTRACTS
                                                                                                   -----------
OUTSTANDING OPTIONS PURCHASED
  Eurodollar Futures, Strike Price $91.75, Expiring 03/19/07......................................      3,100           1,938
  Eurodollar Futures, Strike Price $92.00, Expiring 03/19/07......................................      1,250             781
                                                                                                                 ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
  (cost $4,133)...................................................................................                      2,719
                                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $192,037,287).............................................................................                192,037,226
                                                                                                                 ------------
TOTAL INVESTMENTS--123.0%
  (cost $622,067,917; Note 6)(o)..................................................................                614,197,275
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (23.0)%...............................................               (114,686,669)
                                                                                                                 ------------
NET ASSETS -- 100.0%                                                                                             $499,510,606
                                                                                                                 ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

NR   Not Rated by Moodys or Standard & Poor's

EUR  Euro

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $87,539,533; cash collateral of $88,195,707 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)  Indicates a security that has been deemed illiquid.

(l)  US$ Denominated Foreign Bonds.

(n)  Rates shown are the effective yields at purchase date.

(o) As of June 30, 2006, 5 securities representing $107,631 and 0.00% of the total market value were fair valued in accordance with the policies adopted by the Board of Trustees.

(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at June 30, 2006:

                                                                                                              UNREALIZED
 NUMBER OF                                             EXPIRATION       VALUE AT            VALUE AT         APPRECIATION
 CONTRACTS                  TYPE                          DATE         TRADE DATE         JUNE 30, 2006      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
    698               90 Day Euro Dollar                   Dec 06      $165,192,575        $164,736,725         $(455,850)
                                                                                                                ---------
SHORT POSITIONS:
     151              10 Year U.S. Treasury Notes          Sep 06        15,905,727          15,833,766            71,961
                                                                                                                =========
                                                                                                                $(383,889)
                                                                                                                =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B140

                    -----------------------------------------
                    AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

Forward foreign currency exchange contracts outstanding at June 30, 2006:

PURCHASE CONTRACTS

                                                                                                                      UNREALIZED
SETTLEMENT                                             CONTRACTS          IN EXCHANGE             CONTRACTS          APPRECIATION
  MONTH             TYPE                              TO RECEIVE              FOR                  AT VALUE         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
  Jul 06         Buy    CAD                              510,000          $   458,377           $   456,866           $ (1,511)
  Jul 06         Buy    EUR                           19,860,000           25,073,597            25,403,656            330,059
  Jul 06         Buy    GBP                              569,000            1,041,552             1,052,850             11,298
                                                                          --------------------------------------------------------
                                                                          $26,573,526           $26,913,372           $339,846
                                                                          ========================================================

SALE CONTRACTS
                                                                                                                      UNREALIZED
SETTLEMENT                                             CONTRACTS          IN EXCHANGE             CONTRACTS          APPRECIATION
  MONTH             TYPE                              TO DELIVER              FOR                  AT VALUE         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
  Jul 06         Sell   CAD                              509,514          $   457,661           $   456,431           $   1,230
  Jul 06         Sell   EUR                           44,289,000           55,832,574            56,662,679            (830,105)
  Jul 06         Sell   GBP                              569,000            1,034,630             1,052,204             (17,574)
                                                                          --------------------------------------------------------
                                                                          $57,324,865           $58,171,314           $(846,449)
                                                                          ========================================================

Interest rate swap agreements outstanding at June 30, 2006:

                                                                                                  NOTIONAL           UNREALIZED
                                                                           EXPIRATION              AMOUNT           APPRECIATION
DESCRIPTION                                                                   DATE                  (000)          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(1)                  12/20/07               $48,400           $(200,335)

Receive variable rate payments on the thee month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(1)                  12/20/16                 6,200             110,477
                                                                                                                     ---------
                                                                                                                     $ (89,858)
                                                                                                                     =========

Broker/Counterparty
(1) Lehman Brothers, Inc.

Credit default swap agreements outstanding at June 30, 2006:

                                                                                                  NOTIONAL           UNREALIZED
                                                                           EXPIRATION              AMOUNT           APPRECIATION
DESCRIPTION                                                                   DATE                  (000)          (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 3.45% and the Portfolio will pay to the counterparty at par in the event of default of Dow Jones
CDX IG4 Index.(3)                                                           06/20/11              $25,000             $250,113

Receive a fixed rate equal to 1.00% and the Portfolio
will pay to the counterparty at par in the event of default
of Abitibi Corp. 8.55%, due 08/01/10.(1)                                    09/01/06                  500                 (769)

Receive a fixed rate equal to 3.65% and the Portfolio
will pay to the counterparty at par in the event of default
of General Motors Acceptance Corp. 6.875%, due 08/28/12.(2)                 12/01/06                3,000               21,839

Receive a fixed rate equal to 0.44% and the Portfolio
will pay to the counterparty at par in the event of default
of Russian Federation 5.0%, due 03/31/30.(4)                                06/20/07                2,000                  353

Receive a fixed rate equal to 3.45% and the Portfolio
will pay to the counterparty at par in the event of default
of Dow Jones CDX IG4 Index.(5)                                              06/20/11               50,000              501,049
                                                                                                                      --------
                                                                                                                      $772,585
                                                                                                                      ========

Broker/Counterparty
(1) Lehman Brothers, Inc.
(2) UBS AG
(3) Bank of America N.A.
(4) Deutsche Bank
(5) JPMorgan Chase Bank

(v) The rate shown reflects the coupon rate after the step date.
(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B141

                    -----------------------------------------
                    AST HIGH YIELD BOND PORTFOLIO (CONTINUED)
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 as follows:

Affiliated Money Market Mutual Fund (including 17.7% of
  collateral received for securities on loan)                       18.2%
Telecommunications                                                   8.4
Diversified                                                          8.1
Pipelines & Other                                                    6.5
Automotive - OEM                                                     6.1
Electric                                                             6.0
Gaming                                                               4.7
Chemicals                                                            3.9
Media & Entertainment                                                3.7
Paper                                                                3.5
Cable                                                                3.4
Healthcare & Pharmaceuticals                                         2.8
Technology                                                           1.8
Energy - E&P                                                         1.4
Aerospace                                                            1.2
Packaging                                                            1.2
Automotive Parts                                                     1.1
Diversified Financial Services                                       1.1
Defense                                                              1.0
Environmental                                                        1.0
Healthcare - Medical Products                                        1.0
Lodging                                                              0.9
Textiles & Apparel                                                   0.9
Capital Goods - Others                                               0.8
Containers & Packaging                                               0.8
Entertainment & Leisure                                              0.8
Metals                                                               0.8
Services Cyclical - Rental Equipment                                 0.8
Food                                                                 0.7
Building Materials - Fixtures & Fittings                             0.6
Tobacco                                                              0.5
Automotive                                                           0.4
Distribution/Wholesale                                               0.4
Business Services                                                    0.3
Commercial Services                                                  0.3
Electronic Components                                                0.3
Machinery                                                            0.3
Manufacturing                                                        0.3
Semiconductors                                                       0.3
Transportation                                                       0.3
Broadcasting                                                         0.2
Conglomerates                                                        0.2
Consumer Products -                                                  0.2
Personal Services                                                    0.2
Real Estate                                                          0.2
Airlines                                                             0.1
Diversified Operations                                               0.1
Energy - Services                                                    0.1
Retailers                                                            0.1
Short-Term Investments                                              25.0
                                                                   -----
                                                                   123.0
Liabilities in excess of other assets                              (23.0)
                                                                   -----
                                                                   100.0%
                                                                   =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B142

                    ----------------------------------------
                    AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                    ----------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.7%

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CONVERTIBLE BONDS -- 14.4%                       RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
AEROSPACE/DEFENSE -- 1.1%
  EDO Corp.(c) ..............................     NR           4.00%          11/15/25        $ 2,250       $  2,190,937
  L-3 Communication Corp.(c) ................     Ba3          3.00%          08/01/35          1,000            980,000
  Lockheed Martin Corp.
    (3.018% until 08/15/08) .................    Baa1          4.92%(v)       08/15/33          2,500          2,841,400
                                                                                                            ------------
                                                                                                               6,012,337
                                                                                                            ------------
BROKERAGE -- 0.3%
  Morgan Stanley, 144A(c) ...................      Aa3         1.00%          03/30/12           1,300         1,387,880
                                                                                                            ------------
BUILDING & CONSTRUCTION -- 0.7%
  Fluor Corp. Sr Notes(c) ...................      A3          1.50%          02/15/24           2,250         3,799,688
                                                                                                            ------------
COMPUTER SERVICES & SOFTWARE -- 0.7%
  Cadence Design Systems, Inc.(c) ...........      NR           Zero          08/15/23           1,500         1,713,750
  Intel Corp., Sr. Sub. Notes(a)(c) .........     A-(d)        2.95%          12/15/35           2,000         1,682,500
  Openwave Systems., Sub. Notes .............      NR          2.75%          09/09/08             550           554,813
                                                                                                            ------------
                                                                                                               3,951,063
                                                                                                            ------------
ELECTRONICS -- 0.8%
  Cypress Semiconductor Corp.(c) ............     B-(d)        1.25%          06/15/08           1,250         1,420,313
  Flir Systems, Inc.(c) .....................      NR          3.00%          06/01/23           1,750         2,100,000
  Millipore Corp., Sr. Notes, 144A(c) .......     BB-(d)       3.75%          06/01/26           1,000           986,250
                                                                                                            ------------
                                                                                                               4,506,563
                                                                                                            ------------
ENERGY -- 0.4%
  Quicksilver Resources, Inc., Bonds(c) .....      B1         1.875%          11/01/24           1,500         2,113,125
                                                                                                            ------------
HEALTH SERVICES -- 0.2%
  Manor Care, Inc.
    (1.88% until 08/01/2010) ................     Baa3        2.125%(v)       08/01/35           1,000         1,120,000
                                                                                                            ------------
HOTELS -- 0.4%
  Hilton Hotels Corp.(c) ....................      Ba2        3.375%          04/15/23           1,500         1,968,750
                                                                                                            ------------
INTEGRATED ENERGY -- 0.3%
  Devon Energy Corp.(c) .....................     Baa2         4.90%          08/15/08           1,500         1,820,625
                                                                                                            ------------
INVESTMENTS & MISCELLANEOUS
  FINANCIAL SERVICES -- 0.6%
  American Express Co.
    (1.85% until 12/01/2006) ................      A1          Zero(v)        12/01/33           3,000         3,071,250
                                                                                                            ------------
MACHINERY -- 0.6%
  AGCO Corp.(c) .............................      B1          1.75%          12/31/33           1,250         1,631,250
  Roper Industries, Inc.
    (1.48% until 01/15/2009) ................      B1         1.481%(v)       01/15/34           3,000         1,822,500
                                                                                                            ------------
                                                                                                               3,453,750
                                                                                                            ------------
MEDIA - BROADCASTING -- 0.5%
  Sinclair Broadcast Group, Inc.(c) .........     B-(d)        6.00%          09/15/12           2,000         1,730,000
  Sinclair Broadcast Group, Inc.
    (4.875% until 01/15/11) .................      B3          2.00%(v)       07/15/18           1,000           867,500
                                                                                                            ------------
                                                                                                               2,597,500
                                                                                                            ------------
MEDIA - DIVERSIFIED -- 0.3%
  Disney, (Walt) Co.(c) .....................      A3         2.125%          04/15/23           1,500         1,651,875
                                                                                                            ------------
METALS/MINING EXCLUDING STEEL -- 0.5%
  Placer Dome, Inc.(c) ......................     Baa1         2.75%          10/15/23           2,000         2,650,000
                                                                                                            ------------
OIL FIELD EQUIPMENT & SERVICES -- 1.6%
  Hanover Compress Co.(c) ...................      B3          4.75%          01/15/14           3,500         4,987,500
  Schlumberger Ltd.(c) ......................      A1          1.50%          06/01/23           2,000         3,630,000
                                                                                                            ------------
                                                                                                               8,617,500
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B143

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CONVERTIBLE BONDS (CONTINUED)                    RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
PHARMACEUTICALS -- 1.8%
  Amgen, Inc., 144A(c) ......................      A2         0.125%          02/11/11        $ 1,000       $    935,000
  CV Therapeutics, Inc.(c) ..................      NR          3.25%          08/16/13          1,750          1,472,187
  deCode Genetics, Inc.(c) ..................      NR          3.50%          04/15/11          1,200            900,000
  Genzyme Corp.(c) ..........................     BB(d)        1.25%          12/01/23          1,000          1,038,750
  MGI Pharma, Inc.
    (1.682% until 03/02/11) .................      NR           Zero(v)       03/02/24          3,000          2,010,000
  Teva Pharmaceuticals Finance NV
    (Netherlands)(l)(c) .....................     BBB(d)      0.375%          11/15/22          1,500          2,201,250
  Wyeth(c) ..................................     Baa1        4.239%          01/15/24          1,000          1,041,000
                                                                                                            ------------
                                                                                                               9,598,187
                                                                                                            ------------
RAILROADS -- 0.8%
  CSX Corp.(a)(c) ...........................      Baa2         Zero          10/30/21          3,500          4,401,250
                                                                                                            ------------
SUPPORT-SERVICES -- 0.6%
  Charles River Associates, Inc.(c) .........       NR        2.875%          06/15/34          2,500          3,271,875
                                                                                                            ------------
TELECOM - INTEGRATED/SERVICES -- 0.4%
  Qwest Communications
    International, Inc.(c) ..................       B3         3.50%          11/15/25          1,250          1,893,750
                                                                                                            ------------
TELECOM - WIRELESS -- 0.2%
  Nextel Communications, Inc.(c) ............      Baa2        5.25%          01/15/10          1,000            966,250
                                                                                                            ------------
TELECOMMUNICATIONS -- 1.6%
  Comverse Technology, Inc.(c) ..............     BB-(d)        Zero          05/15/23          1,250          1,507,812
  Liberty Media Corp.(c) ....................      Ba2         3.25%          03/15/31          4,000          3,030,000
  Liberty Media Corp., Sr. Notes(c) .........      Ba2         3.50%          01/15/31          1,500          1,423,125
  LSI Logic Corp.(c) ........................      B(d)        4.00%          05/15/10          2,500          2,540,625
                                                                                                            ------------
                                                                                                               8,501,562
                                                                                                            ------------
TOTAL CONVERTIBLE BONDS
  (cost $71,787,029) .........................................................................                77,354,780
                                                                                                            ------------
CORPORATE BONDS -- 66.3%
AEROSPACE/DEFENSE -- 1.2%
  DRS Technologies, Inc., Sr.
    Sub Notes ...............................       B3        6.875%          11/01/13          2,000          1,925,000
  L-3 Communications Corp.,
    Sr. Sub. Notes ..........................       Ba3       6.125%          01/15/14          4,000          3,800,000
  Moog, Inc., Sr. Sub. Notes ................       Ba3        6.25%          01/15/15            700            658,000
                                                                                                            ------------
                                                                                                               6,383,000
                                                                                                            ------------
APPAREL & TEXTILE -- 0.3%
  INVISTA, Notes, 144A ......................       Ba3        9.25%          05/01/12          1,750          1,837,500
                                                                                                            ------------
AUTO LOANS -- 2.7%
  Ford Motor Credit Co., Notes ..............      Ba2        7.375%          10/28/09          2,675          2,473,139
  Ford Motor Credit Co., Sr. Notes ..........      Ba2         7.25%          10/25/11          1,500          1,330,613
  General Motors Acceptance
    Corp., Notes(a) .........................     Caa1         7.25%          03/02/11         10,000          9,695,080
  General Motors Acceptance
    Corp., Notes(a) .........................      Ba1         6.75%          12/01/14          1,050            975,261
                                                                                                            ------------
                                                                                                              14,474,093
                                                                                                            ------------
AUTOMOBILE MANUFACTURERS -- 0.5%
  General Motors Corp. Notes(a) .............       B3         7.20%          01/15/11          3,275          2,898,375
                                                                                                            ------------
AUTOMOTIVE PARTS & EQUIPMENT -- 0.8%
  Cooper-Standard Automotive, Inc.,
  Gtd. Notes(a) .............................      Caa1       8.375%          12/15/14          2,000          1,577,500
  Cummins, Inc., Sr. Notes ..................      Baa3        9.50%          12/01/10            750            793,739
  Stanadyne Corp., Sr. Sub. Notes ...........      Caa1       10.00%          08/15/14            950            888,250
  Tenneco Automotive, Inc., Gtd. Notes(a) ...       B3        8.625%          11/15/14          1,000            997,500
                                                                                                            ------------
                                                                                                               4,256,989
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B144

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
BUILDING & CONSTRUCTION -- 1.0%
  Beazer Homes USA, Inc., Sr. Notes(a) ......     Ba1          6.50%         11/15/13        $ 2,500        $  2,262,500
  Standard Pacific Corp., Sr. Notes(a) ......     Ba2          7.00%         08/15/15          2,500           2,218,750
  William Lyon Homes, Inc., Gtd. Notes ......     B2          10.75%         04/01/13            750             720,000
                                                                                                            ------------
                                                                                                               5,201,250
                                                                                                            ------------
CABLE TELEVISION -- 0.6%
  CCHI LLC, Sec'd. Notes(a) .................    Caa3         11.00%         10/01/15          4,000           3,500,000
                                                                                                            ------------
CHEMICALS -- 4.4%
  Airgas, Inc., Sr. Sub. Notes ..............     Ba2          6.25%         07/15/14          1,600           1,496,000
  Crompton Corp., Sr. Notes .................     Ba1         9.875%         08/01/12          1,875           2,109,375
  Equistar Chemicals LP, Debs................     B1           7.55%         02/15/26          3,500           3,395,000
  Hercules, Inc., Gtd. Notes ................     Ba3          6.75%         10/15/29          2,500           2,362,500
  Huntsman LLC, Gtd. Notes
    (11.50% until 11/19/04),
    (11.75% until 2/17/05),
    (12.00% until 5/14/05) ..................     B2          11.50%(v)      07/15/12            660             737,550
  IMC Global, Inc., Gtd. Notes,
    Series B ................................     Ba3         11.25%         06/01/11            700             738,500
  IMC Global, Inc., Notes ...................     B1           7.30%         01/15/28            225             202,500
  Ineos Group Holdings, PLC.,
    Notes, 144A (United Kingdom)(l) .........     B2           8.50%         02/15/16          2,500           2,340,625
  Nalco Co., Sr. Sub. Notes(a) ..............    Caa1         8.875%         11/15/13          3,000           3,022,500
  Nova Chemicals Corp., Sr. Notes
    (Canada) (l)(a) .........................     Ba2          6.50%         01/15/12          3,000           2,760,000
  Rhodia SA, Sr. Sub. Notes(a) ..............    Caa1         8.875%         06/01/11          1,472           1,466,480
  Rockwood Specialties Group, Inc.,
    Sub. Notes(a) ...........................     B3           7.50%         11/15/14          2,500           2,450,000
  Terra Capital, Inc., Sec'd. Notes .........     B2          11.50%         06/01/10            650             708,500
                                                                                                            ------------
                                                                                                              23,789,530
                                                                                                            ------------
COMPUTER SERVICES & SOFTWARE -- 0.1%
  Serena Software, Inc., Sr. Sub.
    Notes, 144A .............................    Caa1        10.375%         03/15/16            700             703,500
                                                                                                            ------------
CONSUMER PRODUCTS -- 1.4%
  Elizabeth Arden, Inc., Gtd. Notes(a) ......     B2           7.75%         01/15/14          4,250           4,175,625
  Playtex Products, Inc., Gtd. Notes(a) .....    Caa1         9.375%         06/01/11          2,250           2,342,812
  Rayovac Corp., Sr. Sub. Notes(a) ..........    Caa2          8.50%         10/01/13            925             790,875
                                                                                                            ------------
                                                                                                               7,309,312
                                                                                                            ------------
DIVERSIFIED CAPITAL GOODS -- 0.7%
  Park-Ohio Industries, Inc.,
    Sr. Sub. Notes ..........................    Caa1         8.375%         11/15/14          2,000           1,760,000
  Sensus Metering Systems, Inc.,
    Sr. Sub. Notes ..........................    Caa1         8.625%         12/15/13          2,000           1,950,000
                                                                                                            ------------
                                                                                                               3,710,000
                                                                                                            ------------
ELECTRIC - GENERATION -- 2.1%
  Dynegy Holdings, Inc., Sr. Notes(a) .......     B2          6.875%         04/01/11          3,500           3,307,500
  Dynegy Holdings, Inc.,
    Sr. Unsec' d. Notes, 144A(a) ............     B2          8.375%         05/01/16          2,500           2,462,500
  Mission Energy Holding Co.,
    Sec'd. Notes ............................     B2          13.50%         07/15/08            750             836,250
  Reliant Energy, Inc., Sec'd. Note .........     B2           9.50%         07/15/13          1,400           1,407,000
  Reliant Energy, Inc., Sec'd. Notes(a) .....     B2           6.75%         12/15/14          3,500           3,220,000
                                                                                                            ------------
                                                                                                              11,233,250
                                                                                                            ------------
ELECTRIC - INTEGRATED -- 2.3%
  Duke Energy Corp., Sr. Notes, Series B ....     A3          5.375%         01/01/09          2,500           2,474,510
  Midwest Generation LLC, Sec'd. Notes ......    Ba3           8.75%         05/01/34          1,500           1,590,000
  Mirant North America LLC,
    Sr. Notes, 144A(a) ......................    B1           7.375%         12/31/13          1,100           1,061,500
  Nevada Power Co., General
    Refinance Mortgage ......................    Ba1          5.875%         01/15/15          1,700           1,612,202
  PPL Energy Supply LLC, Sr. Notes ..........    Baa2          6.40%         11/01/11            500             506,446
  PSEG Energy Holdings LLC, Sr. Notes .......    Ba3           8.50%         06/15/11          2,500           2,625,000
  Virginia Electric & Power Co., Notes ......    Baa1          4.50%         12/15/10          2,400           2,269,401
                                                                                                            ------------
                                                                                                              12,139,059
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B145

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
ELECTRONIC COMPONENTS & EQUIPMENT -- 0.1%
  Amkor Technologies, Inc., Sr. Notes .......     Caa1        9.25%          06/01/16        $  750         $    710,625
                                                                                                            ------------
ELECTRONICS -- 0.1%
  Communications & Power
    Industries, Inc., Sr. Sub. Notes ........      B3         8.00%          02/01/12           650              656,500
                                                                                                            ------------
ENERGY - EXPLORATION & PRODUCTION -- 2.5%
  Chesapeake Energy Corp., Sr. Notes ........      Ba2        7.00%          08/15/14         2,500            2,418,750
  Chesapeake Energy Corp., Sr. Notes(a) .....      Ba2        6.25%          01/15/18         2,000            1,825,000
  Houston Exploration Co., Sr. Sub. Notes ...      B2         7.00%          06/15/13         2,100            2,068,500
  KCS Energy, Inc., Sr. Notes ...............      B3        7.125%          04/01/12         2,000            1,885,000
  Kerr-McGee Corp., Sec'd. Notes ............      Ba2        6.95%          07/01/24         3,500            3,518,179
  Quicksilver Resources, Inc., Gtd. Notes ...      B2        7.125%          04/01/16           500              468,750
  Range Resources Corp., Sr. Sub. Notes .....      B2        7.375%          07/15/13         1,025            1,017,312
                                                                                                            ------------
                                                                                                              13,201,491
                                                                                                            ------------
ENERGY EXPLORATION -- 0.4%
  Pogo Producing Co., Sr. Sub. Note .........      B2        6.625%          03/15/15         2,500            2,309,375
                                                                                                            ------------
ENVIRONMENTAL -- 1.0%
  Allied Waste North America, Sr. Notes(a) ..      B2        7.875%          04/15/13         2,750            2,750,000
  Allied Waste North America,
    Sec'd. Notes(a) .........................      B2        6.125%          02/15/14         3,000            2,700,000
                                                                                                            ------------
                                                                                                               5,450,000
                                                                                                            ------------
FOOD & DRUG RETAILERS -- 1.7%
  Bon-Ton Dept. Stores, Inc.,
    Sr. Notes, 144A(a) ......................      B2        10.25%          03/15/14         1,500            1,391,250
  Ingles Markets, Inc., Gtd. Notes ..........      B3        8.875%          12/01/11         1,000            1,046,250
  Rite Aid Corp., Sec'd. Notes(a) ...........      B2        8.125%          05/01/10         2,000            2,010,000
  Rite Aid Corp., Debs.(a) ..................     Caa1        7.70%          02/15/27         1,500            1,230,000
  Stater Brothers Holdings,
    Sr. Notes 8.125% 06 15 12(a) ............      B1        8.125%          06/15/12         3,500            3,456,250
                                                                                                            ------------
                                                                                                               9,133,750
                                                                                                            ------------
FOOD - WHOLESALE -- 0.5%
  Dole Foods Co., Inc., Debs.................      B3         8.75%          07/15/13         3,000            2,700,000
                                                                                                            ------------
FORESTRY/PAPER -- 1.9%
  Ainsworth Lumber Co. Ltd.,
    (Canada) Gtd. Notes .....................      B2         7.25%          10/01/12         4,000            3,280,000
  Boise Cascade LLC, Sr. Sub. Notes .........      B2        7.125%          10/15/14         1,500            1,327,500
  Buckeye Technologies, Inc.,
    Sr. Sub. Notes ..........................     Caa1        8.00%          10/15/10         2,500            2,287,500
  JSG Funding PLC., Sr. Sub. Notes(a) .......     Caa1        7.75%          04/01/15         2,500            2,262,500
  Tembec Industries, Inc.,
    Gtd. Notes(a) ...........................      Ca         7.75%          03/15/12         1,700              867,000
                                                                                                            ------------
                                                                                                              10,024,500
                                                                                                            ------------
GAMING -- 4.7%
  Hard Rock Hotel, Inc., Notes ..............      B3        8.875%          06/01/13           700              751,625
  Isle of Capri Casinos, Inc.,
    Gtd. Notes ..............................      B2         9.00%          03/15/12         1,250            1,304,688
  Isle of Capri Casinos, Inc.,
    Sr. Sub. Notes(a) .......................      B2         7.00%          03/01/14         5,000            4,718,750
  Las Vegas Sands Corp., Sr. Notes ..........      B1        6.375%          02/15/15         3,500            3,246,250
  MGM Mirage, Inc., Sr. Notes(a) ............     Ba2         6.75%          09/01/12         5,000            4,812,500
  Park Place Entertainment Corp.,
    Sr. Sub. Notes ..........................     Ba1        9.375%          02/15/07         1,000            1,017,500
  Park Place Entertainment Corp.,
    Sr. Notes ...............................     Baa3        7.50%          09/01/09           350              363,377
  River Rock Entertainment
    Authority, Sr. Notes ....................      B2         9.75%          11/01/11         2,005            2,110,262
  Scientific Games Corp., Sr. Sub. Notes ....      B1         6.25%          12/15/12         1,525            1,425,875
  Seneca Gaming Corp., Sr. Notes.............      B1         7.25%          05/01/12         1,000              968,750
  Station Casinos, Inc., Sr. Sub. Notes......      B1         6.50%          02/01/14         1,000              930,000
  Turning Stone Casino Resort
    Enterprise, Sr. Notes, 144A .............      B1        9.125%          12/15/10           750              757,500
  Wynn Las Vegas LLC, Notes(a) ..............      B2        6.625%          12/01/14         3,000            2,827,500
                                                                                                            ------------
                                                                                                              25,234,577
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B146

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
GAS DISTRIBUTION -- 3.7%
  El Paso Corp., Sr. Notes(a) ...............      B2         7.00%          05/15/11         $ 8,000       $  7,890,000
  El Paso Corp., Sr. Notes(a) ...............      B2         7.75%          01/15/32           1,750          1,704,062
  Ferrellgas Escrow, Sr. Notes ..............     Ba3         6.75%          05/01/14           3,500          3,316,250
  Markwest Energy Partners
    Finance Corp., Sr. Notes ................      B2        6.875%          11/01/14           2,000          1,840,000
  Pacific Energy Partners LP,
    Gtd. Notes ..............................     Ba2         6.25%          09/15/15             500            485,000
  Sonat, Inc., Notes ........................      B2        7.625%          07/15/11           1,000          1,010,000
  Williams Cos., Inc., Notes(a) .............      B2        7.875%          09/01/21           3,300          3,349,500
                                                                                                            ------------
                                                                                                              19,594,812
                                                                                                            ------------
HEALTH SERVICES -- 3.9%
  Alliance Imaging, Inc.,
    Sr. Sub. Notes(a) .......................      B3         7.25%          12/15/12           2,500          2,225,000
  American Medical Systems,
    CBT, Sr. Sub. Notes .....................      B3         3.25%          07/01/36             575            611,656
  AmeriPath, Inc., Gtd. Notes ...............      B3        10.50%          04/01/13           2,500          2,621,875
  Bio-Rad Laboratories, Inc.,
    Sr. Sub. Notes ..........................     Ba3        6.125%          12/15/14           1,250          1,146,875
  CDRV Investors, Inc., Zero Coupon
    (Until 1/01/10) Sr. Disc. Notes .........     Caa2       9.625%(v)       01/01/15           1,500          1,012,500
  Cytyc Corp., CBT, Sr. Notes ...............      NR         2.25%          03/15/24           1,000          1,041,250
  Hanger Orthopedic Group, Inc., 144A .......      B3        10.25%          06/01/14             875            866,250
  HCA, Inc., Sr. Unsec'd. Notes(a) ..........     Ba2        6.375%          01/15/15           2,500          2,316,372
  Invitrogen Corp., Sr. Unsec'd. Notes ......      NR         3.25%          06/15/25           2,000          1,875,000
  Tenet Healthcare Corp., Sr. Notes(a) ......      B3        9.875%          07/01/14           2,000          2,000,000
  Triad Hospitals, Inc.,
    Sr. Sub. Notes(a) .......................      B3         7.00%          11/15/13           1,075          1,045,438
  UnitedHealth Group, Inc.,
    Sr. Unsec'd. Notes ......................      A2        4.875%          04/01/13           1,500          1,414,214
  Vanguard Health Holdings II,
    Sr. Sub. Notes ..........................     Caa1        9.00%          10/01/14           2,500          2,493,750
                                                                                                            ------------
                                                                                                              20,670,180
                                                                                                            ------------
HEALTHCARE SERVICES -- 0.9%
  Davita, Inc., Gtd. Notes ..................      B3         7.25%          03/15/15           1,000            960,000
  Psychiatric Solutions, Inc.,
    Gtd. Notes ..............................      B3         7.75%          07/15/15           2,975          2,911,781
  Select Medical Corp., Gtd. Notes ..........      B3        7.625%          02/01/15           1,050            913,500
                                                                                                            ------------
                                                                                                               4,785,281
                                                                                                            ------------
HOTELS -- 1.0%
  Felcor Lodging LP, Gtd. Notes .............      Ba3        8.50%          06/01/11           1,200          1,272,000
  Host Marriott LP, Sr. Notes ...............      Ba2        7.00%          08/15/12           4,000          3,965,000
                                                                                                            ------------
                                                                                                               5,237,000
                                                                                                            ------------
HOUSEHOLD & LEISURE PRODUCTS -- 0.4%
  Acco Brands Corp., Gtd. Notes(a) ..........      B2        7.625%          08/15/15           2,375          2,202,813
                                                                                                            ------------
LEISURE -- 1.0%
  Gaylord Entertainment Co., Sr. Notes ......      B3         8.00%          11/15/13           3,500          3,495,625
  Gaylord Entertainment Co., Gtd. Notes .....      B3         6.75%          11/15/14           1,750          1,640,625
                                                                                                            ------------
                                                                                                               5,136,250
                                                                                                            ------------
MACHINERY -- 0.3%
  Gardner Denver, Inc., Gtd. Notes ..........      B2         8.00%          05/01/13           1,500          1,575,000
                                                                                                            ------------
MACHINERY & EQUIPMENT -- 0.4%
  Manitowoc Co., Inc., Gtd. Notes ...........      B1        7.125%          11/01/13           2,015          1,974,700
                                                                                                            ------------
MEDIA - BROADCASTING -- 0.6%
  Allbritton Communications Co.,
    Sr. Sub. Notes ..........................      B3         7.75%          12/15/12           2,000          1,980,000
  Sinclair Broadcast Group, Inc.,
    Gtd. Notes ..............................      B2         8.75%          12/15/11           1,000          1,045,000
                                                                                                            ------------
                                                                                                               3,025,000
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B147

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
MEDIA - CABLE -- 1.7%
  DirecTV Holdings LLC, Sr. Notes ...........     Ba2        6.375%          06/15/15         $ 4,000       $  3,690,000
  Echostar DBS Corp., Gtd. Notes, 144A(a) ...     Ba3        7.125%          02/01/16           2,200          2,117,500
  Mediacom LLC Capital Corp., Sr. Notes .....     B3          9.50%          01/15/13           3,500          3,482,500
                                                                                                            ------------
                                                                                                               9,290,000
                                                                                                            ------------
MEDIA - SERVICES -- 0.9%
  Affinion Group, Inc,
    Sr. Sub. Notes, 144A ....................    Caa1        11.50%          10/15/15             525            514,500
  Interpublic Group of Cos., Inc.,
    Unsec'd. Notes ..........................    Ba3          6.25%          11/15/14             640            521,600
  Warner Music Group, Sr. Sub. Notes(a) .....     B2         7.375%          04/15/14           4,000          3,880,000
                                                                                                            ------------
                                                                                                               4,916,100
                                                                                                            ------------
METALS/MINING EXCLUDING STEEL -- 0.9%
  Novelis, Inc., Sr. Notes, 144A (Canada) ...     B1          7.25%          02/15/15           1,750          1,680,000
  Peabody Energy Corp., Sr. Notes(a) ........     Ba2        5.875%          04/15/16           3,250          2,973,750
                                                                                                            ------------
                                                                                                               4,653,750
                                                                                                            ------------
NON-ELECTRIC UTILITIES -- 0.7%
  SEMCO Energy, Inc., Sr. Notes .............     Ba2        7.125%          05/15/08           1,500          1,489,293
  SEMCO Energy, Inc., Sr. Notes .............     Ba2         7.75%          05/15/13           2,500          2,507,643
                                                                                                            ------------
                                                                                                               3,996,936
                                                                                                            ------------
NON-FOOD & DRUG RETAILERS -- 0.2%
  Neiman Marcus Group, Inc.,
    Sr. Unsec'd. Notes, 144A ................     B2          9.00%          10/15/15           1,000          1,045,000
                                                                                                            ------------
OIL & GAS -- 0.2%
  Inergy LP, Sr. Notes ......................     B1          8.25%          03/01/16           1,150          1,161,500
                                                                                                            ------------
OIL FIELD EQUIPMENT & SERVICES -- 0.9%
  Dresser-Rand Group, Inc., Sr. Sub. Notes ..     B2         7.375%          11/01/14           1,601          1,528,955
  Grant Prideco, Sr. Unsec'd. Notes .........     Ba1        6.125%          08/15/15           1,250          1,165,625
  Hanover Compressor Co., Gtd. Notes ........     B3         8.625%          12/15/10           1,000          1,035,000
  Pride International, Inc., Sr. Notes ......     Ba2        7.375%          07/15/14           1,000          1,005,000
                                                                                                            ------------
                                                                                                               4,734,580
                                                                                                            ------------
PACKAGING -- 1.2%
  Crown Cork & Seal Co., Inc., Debs..........     B2         7.375%          12/15/26           4,500          3,948,750
  Owens Brockway Glass
    Containers, Inc., Gtd. Notes ............     B1         8.875%          02/15/09           2,500          2,575,000
                                                                                                            ------------
                                                                                                               6,523,750
                                                                                                            ------------
PAPER -- 0.4%
  Abitibi-Consolidated, Inc.,
    Notes (Canada)(l) .......................     B1          8.55%          08/01/10           2,500          2,368,750
                                                                                                            ------------
PAPER & FOREST PRODUCTS -- 1.7%
  Bowater, Inc., Debs.(a) ...................     B1          9.50%          10/15/12           2,000          1,995,000
  Bowater, Inc., Notes(a) ...................     B1          6.50%          06/15/13           1,700          1,479,000
  Domtar Inc., Notes.(a) ....................     B1         7.875%          10/15/11           2,500          2,350,000
  Norske Skog ., Sr. Notes (Canada) .........     B1         7.375%          03/01/14           2,450          2,192,750
  Rock-Tenn Co., Sr. Notes ..................     Ba3         8.20%          08/15/11           1,200          1,200,000
                                                                                                            ------------
                                                                                                               9,216,750
                                                                                                            ------------
PHARMACEUTICALS -- 0.8%
  Angiotech Pharmaceutical, Inc.,
    Sr. Sub. Notes, 144A ....................     B2          7.75%          04/01/14           1,175          1,122,125
  Warner Chilcott Corp., Gtd. Notes .........    Caa1         8.75%          02/01/15           3,000          3,090,000
                                                                                                            ------------
                                                                                                               4,212,125
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B148

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
PRINTING & PUBLISHING -- 1.2%
  Clarke American Corp., Sr. Notes ..........    B2           11.75%         12/15/13         $ 1,375       $  1,416,250
  Hougton Mifflin Co., Sr. Notes ............    B3            8.25%         02/01/11           2,750          2,784,375
  RH Donnelley Corp., Sr. Notes .............   Caa1          6.875%         01/15/13           1,250          1,150,000
  RH Donnelley Corp., Sr. Notes, 144A .......   Caa1          8.875%         01/15/16             950            958,312
                                                                                                            ------------
                                                                                                               6,308,937
                                                                                                            ------------
RESTAURANTS -- 0.7%
  Denny's Corp Holdings, Inc.,
    Sr. Notes(a) ............................   Caa1          10.00%         10/01/12           2,200          2,189,000
  Landry's Restaurants, Inc.,
    Gtd. Notes(a) ...........................    B2            7.50%         12/15/14           1,500          1,376,250
                                                                                                            ------------
                                                                                                               3,565,250
                                                                                                            ------------
RETAILERS -- 0.2%
  General Nutrition Center, Sr. Sub. Notes ..   Caa1           8.50%         12/01/10           1,375          1,330,313
                                                                                                            ------------
SOFTWARE/SERVICES -- 1.5%
  Electronic Data Systems Corp.,
    Notes, Series B .........................    Ba1           6.50%         08/01/13           4,000          3,946,064
  Sungard Data Systems, Inc.,
    Sr. Sub. Notes, 144A ....................   Caa1          10.25%         08/15/15           1,000          1,033,750
  Sungard Data Systems, Inc.,
    Sr. Unsec'd. Notes, 144A ................    B3           9.125%         08/15/13           3,000          3,112,500
                                                                                                            ------------
                                                                                                               8,092,314
                                                                                                            ------------
STEEL PRODUCERS/PRODUCTS -- 0.5%
  AK Steel Corp., Gtd. Notes ................    B1            7.75%         06/15/12             750            735,000
  Allegheny Ludlum Corp., Debs.(a) ..........    Ba2           6.95%         12/15/25           2,000          2,040,000
                                                                                                            ------------
                                                                                                               2,775,000
                                                                                                            ------------
SUPPORT-SERVICES -- 1.8%
  Hertz Corp., Sr. Notes, 144A ..............    B1           8.875%         01/01/14           1,600          1,640,000
  Iron Mountain, Inc., Gtd. Notes ...........   Caa1           7.75%         01/15/15           2,250          2,148,750
  Iron Mountain, Inc., Gtd. Notes ...........   Caa1          6.625%         01/01/16           2,000          1,800,000
  United Rentals NA, Inc.,
    Sr. Sub. Notes(a) .......................   Caa1           7.75%         11/15/13           2,500          2,375,000
  Williams Scotsman, Inc., Gtd. Notes .......    B3            8.50%         10/01/15           1,500          1,481,250
                                                                                                            ------------
                                                                                                               9,445,000
                                                                                                            ------------
TELECOM - INTEGRATED/SERVICES -- 2.8%
  Cincinnati Bell, Inc.,
    Sr. Sub. Notes(a) .......................    B3           8.375%         01/15/14           6,500          6,402,500
  Qwest Capital Funding, Inc.,
    Gtd. Notes(a) ...........................    B3            7.90%         08/15/10           3,500          3,482,500
  Qwest Communications
    International, Inc., Gtd. Notes .........    B2            7.25%         02/15/11           3,500          3,395,000
  Syniverse Technologies, Inc.,
    Sr. Sub Notes ...........................    B2            7.75%         08/15/13           1,750          1,701,875
                                                                                                            ------------
                                                                                                              14,981,875
                                                                                                            ------------
TELECOM - WIRELESS -- 1.2%
  Nextel Communications, Inc., Sr. Notes ....   Baa2          7.375%         08/01/15           3,500          3,562,573
  Nextel Partners, Inc., Sr. Notes ..........   Ba3           8.125%         07/01/11           1,400          1,464,750
  UbiquiTel Operating Co., Sr. Notes ........   Caa1          9.875%         03/01/11           1,500          1,631,250
                                                                                                            ------------
                                                                                                               6,658,573
                                                                                                            ------------
TELECOMMUNICATIONS -- 0.7%
  Hughes Network Systems, Inc.,
    Sr. Notes, 144A .........................    B1            9.50%         04/15/14           1,000            980,000
  Nordic Tel Co. Holdings.,
    Sr. Notes, 144A(a) ......................    B2           8.875%         05/01/16           1,700          1,746,750
  Rogers Wireless, Inc.,
    Bonds (Canada) ..........................   Ba2            7.25%         12/15/12           1,000          1,007,500
                                                                                                            ------------
                                                                                                               3,734,250
                                                                                                            ------------
TELECOMMUNICATIONS - CELLULAR -- 0.1%
  Nortel Networks Ltd., Gtd. Notes, 144A ....    B3          10.125%         07/15/13             525            534,188
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B149

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                 MOODY'S     INTEREST        MATURITY         AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)                      RATING        RATE            DATE            (000)          (NOTE 2)
                                                --------     --------        ---------       ---------       ----------
TEXTILE & APPAREL -- 0.6%
  Quiksilver, Inc., Gtd. Notes(a) ...........      B1        6.875%          04/15/15         $ 3,300       $  3,069,000
                                                                                                            ------------
THEATERS & ENTERTAINMENT -- 0.4%
  AMC Entertainment, Inc., Sr. Sub. Notes ...      B3         8.00%          03/01/14           1,500          1,374,375
  Cinemark USA, Inc., Sr. Sub. Notes ........      B3         9.00%          02/01/13             650            682,500
                                                                                                            ------------
                                                                                                               2,056,875
                                                                                                            ------------
TRANSPORTATION -- 1.3%
  Bristow Group, Inc., Gtd. Notes ...........      Ba2       6.125%          06/15/13           3,300          3,044,250
  CHC Helicopter Corp., Sr. Sub. Notes ......      B2        7.375%          05/01/14           2,750          2,640,000
  Hornbeck Offshore
    Services, Inc., Sr. Notes(a) ............      Ba3       6.125%          12/01/14           1,680          1,558,200
                                                                                                            ------------
                                                                                                               7,242,450
                                                                                                            ------------
UTILITIES -- 0.5%
  Edison Mission Energy, Sr. Notes, 144A ....      B1         7.75%          06/15/16           1,850          1,817,625
  Mirant Americas, Sr. Notes(a) .............      B2        9.125%          05/01/31             850            824,500
                                                                                                            ------------
                                                                                                               2,642,125
                                                                                                            ------------
TOTAL CORPORATE BONDS
  (cost $369,095,030) ....................................................................                   355,613,103
                                                                                                            ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES -- 7.1%
  Federal Home Loan Mortgage Corp. ..........                 6.00%          04/01/33           2,943          2,897,873
  Federal National Mortgage Assoc ...........                 6.00%      05/01/33-12/01/35     18,982         18,694,041
  Federal National Mortgage Assoc ...........                 6.50%      05/01/35-05/01/36     16,646         16,734,683
                                                                                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
  MORTGAGE-BACKED SECURITIES
  (cost $39,252,253) .....................................................................                    38,326,597
                                                                                                            ------------

U.S. TREASURY OBLIGATIONS -- 1.9%
   U.S. Treasury Notes (cost $10,316,662) ...............     5.00%          02/15/11          10,000          9,975,390
                                                                                                            ------------

                                                                                               SHARES
                                                                                              --------
COMMON STOCKS -- 0.4%

BROKERAGE -- 0.3%
  Franklin Resources, Inc. ..............................................................      18,720          1,625,083
                                                                                                            ------------
TELECOM - INTEGRATED/SERVICES -- 0.1%
  Avaya, Inc.(a)* .......................................................................      60,000            685,200
                                                                                                            ------------
TOTAL COMMON STOCKS
  (cost $2,758,282) .....................................................................                      2,310,283
                                                                                                            ------------
PREFERRED STOCKS -- 5.6%

AGENCY -- 0.1%
  Fannie Mae, 5.375%, CVT ...............................................................           6            557,682
                                                                                                            ------------
AUTOMOTIVE -- 0.1%
  Ford Motor Co. Capital Trust II, 6.50%, CVT ...........................................      25,000            695,000
                                                                                                            ------------
BANKING -- 0.6%
  Marshall & Ilsley Corp., 6.50%, CVT ...................................................     115,000          3,090,050
                                                                                                            ------------
BEVERAGES -- 0.2%
  Constellation Brands, Inc., 5.75%, CVT ................................................      35,000          1,300,250
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B150

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                               VALUE
PREFERRED STOCKS (CONTINUED)                                                                   SHARES         (NOTE 2)
                                                                                             ---------       ----------
BROKERAGE -- 0.4%
  Morgan Stanley, 9.500%, 144A .........................................................         30,000     $  2,002,500
                                                                                                            ------------
ELECTRIC - GENERATION -- 0.7%
  PNM Resources, Inc., 6.75%, CVT ......................................................         75,000        3,682,500
                                                                                                            ------------
ELECTRONICS -- 0.4%
  NRG Energy, 5.75%, CVT ...............................................................          8,000        1,964,880
                                                                                                            ------------
ENERGY - EXPLORATION & PRODUCTION -- 0.3%
  Chesapeake Energy Corp., 4.50% .......................................................         20,000        1,875,000
                                                                                                            ------------
INSURANCE -- 1.0%
  CHUBB Corp., 7.00%, CVT ..............................................................         60,000        2,113,800
  Metlife, Inc., 6.375%, CVT ...........................................................        120,000        3,308,400
                                                                                                            ------------
                                                                                                               5,422,200
                                                                                                            ------------
INTEGRATED ENERGY -- 0.8%
   Williams Cos., Inc., 5.50%, CVT .....................................................         37,500        4,143,750
                                                                                                            ------------
OIL & GAS -- 0.5%
  El Paso Corp., 4.99%, CVT ............................................................          2,005        2,594,971
                                                                                                            ------------
PHARMACEUTICALS -- 0.5%
  Schering Plough Corp., 6.00%, CVT ....................................................         50,000        2,516,500
                                                                                                            ------------
TOTAL PREFERRED STOCKS
  (cost $28,649,460) ...................................................................                      29,845,283
                                                                                                            ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $521,858,716) ..................................................................                     513,425,436
                                                                                                            ------------
SHORT-TERM INVESTMENT -- 22.2%

AFFILIATED MONEY MARKET MUTUAL FUND
  Dryden Core Investment Fund - Taxable Money Market Series
  (cost $118,886,358; includes $111,776,724 of cash
  collateral for securities on loan) (b)(w)(Note 4) ....................................    118,886,358      118,886,358
                                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $118,886,358) ..................................................................                     118,886,358
                                                                                                            ------------
TOTAL INVESTMENTS--117.9%
  (cost $640,745,074; Note 6) ..........................................................                     632,311,794
LIABILITIES IN EXCESS OF OTHER ASSETS -- (17.9)% .......................................                     (95,851,646)
                                                                                                            ------------
NET ASSETS -- 100.0% ...................................................................                    $536,460,148
                                                                                                            ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

CVT  Convertible Security

NR   Not Rated by Moodys or Standard & Poor's

*    Non-income producing security.

(a) All or a portion of security is on loan. The aggregate market value of such securities is $110,022,144; cash collateral of $111,776,724 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)  Indicates a variable rate security.

(d)  Standard & Poor's rating.

(l)  US$ Denominated Foreign Bonds.

(v)  The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B151

              ----------------------------------------------------
              AST LORD ABBETT BOND-DEBENTURE PORTFOLIO (CONTINUED)
              ----------------------------------------------------

SCHEDULE OF INVESTMENTS                              JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Affiliated Money Market Mutual Fund
   (including 20.8% of collateral received
   for securities on loan)                                     22.2%
U.S. Government Agency Mortgage-Backed Securities               7.1
Gaming                                                          4.7
Chemicals                                                       4.4
Health Services                                                 4.1
Gas Distribution                                                3.7
Telecom - Integrated/Services                                   3.3
Pharmaceuticals                                                 3.1
Electric - Generation                                           2.8
Energy - Exploration & Production                               2.8
Auto Loans                                                      2.7
Oil Field Equipment & Services                                  2.5
Support-Services                                                2.4
Aerospace/Defense                                               2.3
Electric - Integrated                                           2.3
Telecommunications                                              2.3
Forestry/Paper                                                  1.9
U.S. Treasury Obligations                                       1.9
Building & Construction                                         1.7
Food & Drug Retailers                                           1.7
Media - Cable                                                   1.7
Paper & Forest Products                                         1.7
Software/Services                                               1.5
Consumer Products                                               1.4
Hotels                                                          1.4
Metals/Mining Excluding Steel                                   1.4
Telecom - Wireless                                              1.4
Electronics                                                     1.3
Transportation                                                  1.3
Packaging                                                       1.2
Printing & Publishing                                           1.2
Integrated Energy                                               1.1
Media - Broadcasting                                            1.1
Brokerage                                                       1.0
Environmental                                                   1.0
Insurance                                                       1.0
Leisure                                                         1.0
Healthcare Services                                             0.9
Machinery                                                       0.9
Media - Services                                                0.9
Automotive Parts & Equipment                                    0.8
Computer Services & Software                                    0.8
Railroads                                                       0.8
Diversified Capital Goods                                       0.7
Non-Electric Utilities                                          0.7
Oil & Gas                                                       0.7
Restaurants                                                     0.7
Banking                                                         0.6
Cable Television                                                0.6
Investments & Miscellaneous Financial Services                  0.6
Textile & Apparel                                               0.6
Automobile Manufacturers                                        0.5
Food - Wholesale                                                0.5
Steel Producers/Products                                        0.5
Utilities                                                       0.5
Energy                                                          0.4
Energy Exploration                                              0.4
Household & Leisure Products                                    0.4
Machinery & Equipment                                           0.4
Paper                                                           0.4
Theaters & Entertainment                                        0.4
Apparel & Textile                                               0.3
Media - Diversified                                             0.3
Beverages                                                       0.2
Non-Food & Drug Retailers                                       0.2
Retailers                                                       0.2
Agency                                                          0.1
Automotive                                                      0.1
Electronic Components & Equipment                               0.1
Telecommunications - Cellular                                   0.1
                                                              -----
                                                              117.9
                                                              -----
Liabilities in excess of other assets                         (17.9)
                                                              -----
                                                              100.0%
                                                              =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B152

                      -------------------------------------
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                      -------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                          PRINCIPAL
                                                                 MOODY'S    INTEREST       MATURITY        AMOUNT         VALUE
                                                                RATINGS       RATE           DATE           (000)        (NOTE 2)
                                                                ---------   --------       --------       ---------    ------------
LONG-TERM INVESTMENTS -- 59.0%

ASSET-BACKED SECURITIES -- 0.3%
   Carrington Mortgage Loan Trust, Series 2005-NC3,
     Class A1A(c) ...........................................      Aaa        5.403%       06/25/35         $   327    $    327,383
   EMC Mortgage Loan Trust, Series 2001-A,
     Class A 144A(c)(g) .....................................      Aaa        5.693%       05/25/40           6,664       6,683,885
                                                                                                                       ------------
TOTAL ASSET-BACKED SECURITIES
  (cost $6,991,318) ...............................................................................                       7,011,268
                                                                                                                       ------------
BANK LOANS -- 0.1%
   JSG Packaging Term C 144A(g) .............................                  6.24%       11/29/14             230         297,709
   JSG Packaging Term C 144A(g) .............................                  6.25%       11/29/14             163         209,840
   JSG Packaging Term C 144A(g) .............................                  6.35%       11/29/14             607         782,625
                                                                                                                       ------------
TOTAL BANK LOANS
  (cost $1,211,876) ...............................................................................                       1,290,174
                                                                                                                       ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.9%
   AAA Trust, Series 2005-2, Class A1 144A ..................     Aaa         5.181%       11/26/35             607         607,264
   ABN AMRO Mortgage Corp., Series 2003-13, Class A3 ........    AAA(d)        5.50%       01/25/34           3,039       2,828,841
   American Home Mortgage Investment Trust, Series 2004-4,
     Class 4A ...............................................      Aaa         4.39%       02/25/45           2,935       2,831,919
   Bank of America Funding Corp., Series 2005-D,
     Class A1(c)(d) .........................................    AAA(d)       4.114%       05/25/35           3,718       3,582,372
   Bank of America Mortgage Securities, Series 2004-1,
     Class 5A1 ..............................................     Aaa          6.50%       09/25/33             674         671,057
   Bear Stearns Alt-A Trust, Series 2005-4, Class 3A1(c) ....     Aaa         5.409%       05/25/35           6,152       6,091,567
   Bear Stearns Trust, Series 2002-11, Class-1A2(c) .........    AAA(d)       5.339%       01/25/33           1,096       1,092,537
   Bear Stearns Trust, Series 2002-11, Class A-1(c) .........     Aaa         5.619%       02/25/33             633         624,137
   Countrywide Home Loan Mortgage Pass Through Trust,
     Series 2005-HYB9, Class 3A2A ...........................    AAA(d)        5.25%       02/20/36           1,480       1,451,027
   Fannie Mae Grantors Trust, Series 2005-T2, Class 1A1(c) ..     Aaa         5.221%       11/28/35             204         204,292
   Fannie Mae Whole Loan, Series 2003-W1, Class 1A1 .........     Aaa          6.50%       12/25/42           1,492       1,502,185
   Fannie Mae Whole Loan, Series 2004-W2, Class 2A2 .........     Aaa          7.00%       02/25/44             488         497,067
   Fannie Mae Whole Loan, Series 2004-W2, Class 5A ..........     Aaa          7.50%       03/25/44             487         503,478
   Fannie Mae, Series 1993-70, Class Z ......................     Aaa          6.90%       05/25/23             137         139,888
   Fannie Mae, Series 2002-56, Class MC .....................     Aaa          5.50%       09/25/17             319         316,062
   Fannie Mae, Series 2003-25, Class KP .....................     Aaa          5.00%       04/25/33          11,016      10,518,108
   Fannie Mae, Series 2003-33, Class PU .....................     Aaa          4.50%       05/25/33             362         341,810
   Fannie Mae, Series 2003-122, Class TU ....................     Aaa          4.00%       05/25/16             770         752,356
   FHLMC Structured Pass Through Securities, Series T-63,
     Class 1A1(c) ...........................................     Aaa         5.088%       02/25/45             873         865,984
   Freddie Mac, Series 2064, Class ZA .......................     Aaa          6.50%       05/15/28           3,366       3,425,333
   Freddie Mac, Series 2145, Class MZ .......................     Aaa          6.50%       04/15/29           9,082       9,200,417
   Freddie Mac, Series 2378, Class PE .......................     Aaa          5.50%       11/15/16             665         661,130
   Freddie Mac, Series 2649, Class QA .......................     Aaa          3.50%       03/15/10             133         132,615
   Freddie Mac, Series 2662, Class DG .......................     Aaa          5.00%       10/15/22           1,300       1,216,856
   Freddie Mac, Series 2694, Class QH .......................     Aaa          4.50%       03/15/32           1,265       1,156,271
   Freddie Mac, Series 2721, Class PE .......................     Aaa          5.00%       01/15/23             525         491,273
   Freddie Mac, Series 2724, Class PT .......................     Aaa          3.75%       05/15/16             578         564,600
   Freddie Mac, Series 2728, Class TC .......................     Aaa          4.00%       02/15/23           1,060       1,030,186
   Freddie Mac, Series 2734, Class PG .......................     Aaa          5.00%       07/15/32             909         849,028
   Freddie Mac, Series 2737, Class XG .......................     Aaa          4.00%       11/15/22             530         516,384
   Freddie Mac, Series 2737, Class YD .......................     Aaa          5.00%       08/15/32             600         561,447
   Freddie Mac, Series 2750, Class NB .......................     Aaa          4.00%       12/15/22           1,426       1,387,629
   Freddie Mac, Series 2759, Class AU .......................     Aaa          3.50%       05/15/19             368         362,387
   Freddie Mac, Series 2764, Class LZ .......................     Aaa          4.50%       03/15/34           9,515       6,986,966
   Freddie Mac, Series 2786, Class PA(c) ....................     Aaa          3.50%       10/15/10             233         231,283
   GSR Mortgage Loan Trust, Series 2004-7, Class 1A1(c) .....     Aaa         3.406%       06/01/34          10,427      10,263,022

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B153

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                          PRINCIPAL
                                                                 MOODY'S    INTEREST       MATURITY        AMOUNT         VALUE
                                                                 RATINGS      RATE           DATE           (000)        (NOTE 2)
                                                                ---------   --------       --------       ---------    ------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONTINUED)
   Indymac Trust, Series 2001-H2, Class A2(c) ...............      Aaa        6.603%       01/25/32         $    92    $     91,295
   Nationslink Funding Corp., Series 1999-Sl, Class A4(c) ...      Aaa        6.654%       11/10/30              36          36,190
   Prime Mortgage Trust, Series 2004, Class1 A2(c) ..........    AAA(d)       5.481%  02/25/19-02/25/34       1,843       1,846,919
   Rothschild, (L.F.) Mortgage Trust, Series 2, Class Z .....    AAA(d)        9.95%       08/01/17             136         138,166
   Structured Asset Securities Corp., Series 2002-1A,
      Class 4A(c) ...........................................       Aaa        6.07%       02/25/32             150         149,033
   Washington Mutual, Series 2002-AR11, Class A1(c) .........       Aaa       5.123%       10/25/32           1,097       1,088,549
   Washington Mutual, Series 2004-CB1, Class 4A(c) ..........       Aaa        6.00%       06/25/34             536         523,885
   Washington Mutual, Inc., Series 2005-AR13, Class A1 ......       Aaa       5.371%       11/25/35           1,866       1,876,918
   Wells Fargo Mortgage Backed Securities, Series 2003-17,
      Class 1A12 ............................................     AAA(d)       5.25%       01/25/34          36,705      31,533,865
   Wells Fargo Mortgage Backed Securities, Series 2006-AR2,
      Class 2A1 .............................................     AAA(d)       4.95%       03/25/36           6,250       6,157,811
                                                                                                                       ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $123,641,912) .......................................                                                           117,901,409
                                                                                                                       ------------
CORPORATE BONDS -- 7.1%
AIRLINES -- 0.1%
  United Air Lines, Inc., Pass-Thru Cert., Series 91A2,
      144A(g)(i) ............................................        NR       10.02%       03/22/14           1,000         546,640
  United Air Lines, Inc., Equipment Trust, Series 91E,
      144A(g)(i) ............................................        NR       10.36%       11/27/12             348         121,535
  United Air Lines, Inc., Equipment Trust, Series 91C,
      144A (g)(i) ...........................................        NR       10.36%       11/13/12           4,126       1,349,547
                                                                                                                       ------------
                                                                                                                          2,017,722
                                                                                                                       ------------
AUTOMOBILE MANUFACTURERS -- 0.2%
  DaimlerChrysler NA Holding Corp., Co. Gtd. Notes(c) .......        A3        5.74%       03/13/09           4,500       4,503,078
                                                                                                                       ------------
BANKING
  Export Import Bank China, (China) Notes, 144A(l) ..........       Aaa       4.875%       07/21/15             600         555,814
                                                                                                                       ------------
CONGLOMERATES -- 0.1%
  Altria Group, Inc., Debs...................................      Baa2        7.75%       01/15/27           1,700       1,907,534
                                                                                                                       ------------
ENTERTAINMENT & LEISURE
  Time Warner, Inc., Notes ..................................      Baa2        8.11%       08/15/06             510         511,165
                                                                                                                       ------------
FINANCIAL - BANK & TRUST -- 1.0%
  China Development Bank, (China) Notes(l) ..................       A2         5.00%       10/15/15             600         559,740
  HBOS PLC, (United Kingdom) Sub. Notes 144A(c)(l) ..........       A1         5.92%       09/29/49             700         644,890
  HSBC Finance Corp., Sr. Unsec'd. Notes (c) ................      Aa3        5.459%       09/15/08          14,800      14,829,985
  HSBC Holdings PLC., (United Kingdom) Sub. Notes ...........      Aa3         6.50%       05/02/36           2,900       2,850,926
  Resona Bank Ltd., (Japan) Notes 144A(l)(c) ................      Baa1        5.85%       09/29/49             900         837,336
  Royal Bank of Scotland PLC (United Kingdom) 144A(c)(l) ....      Aa1        5.125%       07/21/08           4,000       4,000,612
                                                                                                                       ------------
                                                                                                                         23,723,489
                                                                                                                       ------------
FINANCIAL SERVICES -- 3.6%
  American Express, Sr. Notes(c) ............................      Aaa        5.171%       03/02/09           6,000       6,000,456
  American General Finance Corp., Sr. Notes(c) ..............       A1        5.489%       03/23/07           1,100       1,100,426
  Atlantic & Western Re Ltd., Sec'd Notes, 144A(g) ..........      Aaa       10.519%       01/09/07             400         393,368
  CCCA LLC, Notes Series 2000, 144A(d)(g) ...................     AAA(d)       7.80%       10/15/08             670         674,236
  CIT Group Inc., Bonds(c) ..................................      Aaa        5.276%       01/30/09           5,200       5,209,844
  Citigroup Inc., Notes(c) ..................................      Aaa        5.423%       06/09/09          10,459      10,483,537
  Ford Motor Credit Co., Notes(c) ...........................     AAA(d)      7.875%       06/15/10             860         793,343
  General Electric Capital Corp., Notes(c) ..................      Aaa         5.05%       01/03/08           8,900       8,911,935
  General Motors Acceptance Corp., Notes ....................      Ba1        4.375%       12/10/07             380         364,499
  General Motors Acceptance Corp., Notes ....................      Ba1        6.125%       09/15/06             780         778,848
  Goldman Sachs Group, Inc., Notes(c) .......................      Aa3         5.25%       11/10/08           5,700       5,703,049

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B154

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                          PRINCIPAL
                                                                 MOODY'S    INTEREST       MATURITY        AMOUNT         VALUE
                                                                 RATINGS      RATE           DATE           (000)        (NOTE 2)
                                                                ---------   --------       --------       ---------    ------------
CORPORATE BONDS (CONTINUED)
   Goldman Sachs Group, Inc., Notes(c) ......................      Aa3         5.42%       07/23/09         $ 4,640    $  4,669,687
   Goldman Sachs Group, Inc., Notes(c) ......................      Aa3        5.527%       12/22/08          13,300      13,306,184
   MUFG Capital Finance 1 Ltd., (Cayman Islands)
     Sub. Notes, Co. Gtd. Notes(c) ..........................     Baa2        6.346%       07/29/49             900         868,131
   Phoenix Quake Ltd., Notes, 144A(c)(g) ....................     Baa3         7.44%       07/03/08           1,200       1,214,868
   Phoenix Quake Wind Ltd., Notes, 144A(c)(g) ...............     Baa3         7.44%       07/03/08           1,200       1,210,908
   Phoenix Quake Wind Ltd., Notes, 144A(c)(g) ...............      B3          8.49%       07/03/08             550         499,131
   SLM Corp., Notes .........................................      A2          5.24%       07/27/09          22,000      22,016,896
   UFJ Finance Aruba AEC, Gtd. Notes ........................      A2          6.75%       07/15/13             400         416,712
                                                                                                                        -----------
                                                                                                                         84,616,058
                                                                                                                        -----------
INSURANCE
  American International Group, Notes 144A ..................      Aa2         5.05%       10/01/15             800         746,324
                                                                                                                        -----------
OIL & GAS -- 0.9%
  El Paso Corp., Sr. Notes ..................................      B2          7.75%       01/15/32          11,800      11,490,250
  Pemex Project Funding Master Trust, Gtd. Notes 144A .......     Baa1         5.75%       12/15/15           1,500       1,381,500
  Pemex Project Funding Master Trust, Gtd. Notes ............     Baa1         8.00%       11/15/11           2,700       2,853,900
  Pemex Project Funding Master Trust, Gtd. Notes ............     Baa1         8.50%       02/15/08             490         509,600
  Pemex Project Funding Master Trust, Gtd. Notes ............     Baa1        8.625%       02/01/22           2,300       2,571,400
  Petroleum Export Ltd., (Cayman Island) Sr. Notes 144A .....     Baa1        5.265%       06/15/11             669         648,847
  Ras Laffan Liquefied Natural Gas Co. Ltd. II, (Qatar)
     Bonds 144A(c) ..........................................       A1        5.298%       09/30/20           1,600       1,490,880
                                                                                                                        -----------
                                                                                                                         20,946,377
                                                                                                                        -----------
TELECOMMUNICATIONS -- 1.1%
  GTE Hawaiian Telephone, Debs...............................     Aaa         7.375%       09/01/06             585         586,143
  Qwest Capital Funding Corp., Gtd. Notes ...................      B3          7.25%       02/15/11             153         148,793
  Qwest Communications International, Inc., Gtd. Notes ......      B2          7.50%       02/15/14             500         487,500
  Qwest Corp., Debs..........................................     Ba3          7.20%       11/10/26           8,950       8,166,875
  SBC Communications, Inc., Notes(c) ........................      A2         4.214%       06/05/21           6,800       6,706,228
  Sprint Capital Corp., Gtd. Notes ..........................     Baa2         6.00%       01/15/07           3,500       3,504,693
  Telefonica Emisiones Sau Co., (Spain) Gtd. Notes(c) .......     Baa1         5.61%       06/19/09           6,700       6,703,008
  Verizon Global Funding Corp., Notes .......................      A3          7.25%       12/01/10             900         942,539
                                                                                                                        -----------
                                                                                                                         27,245,779
                                                                                                                        -----------
UTILITIES -- 0.1%
  Cleveland Electric Co., Notes(c) ..........................      Aaa         7.13%       07/01/07           1,570       1,590,270
                                                                                                                        -----------
TOTAL CORPORATE BONDS
  (cost $173,123,342) .............................................................................                     168,363,610
                                                                                                                        -----------
FOREIGN GOVERNMENT BONDS -- 0.5%
   Republic of Panama (Panama) ..............................     Ba1          6.70%       01/26/36           5,755       5,265,825
   Republic of Panama (Panama) ..............................     Ba1         8.875%       09/30/27             400         453,000
   Republic of Peru (Peru) ..................................     Ba3         9.125%       01/15/08           2,600       2,704,000
   Republic of South Africa (South Africa) ..................     Baa1        9.125%       05/19/09             800         858,000
   United Mexican States (Mexico) ...........................     Baa1        8.375%       01/14/11           2,100       2,289,000
   United Mexican States (Mexico) ...........................     Baa1        9.875%       02/01/10             100         112,500
                                                                                                                        -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $11,851,263) ........................................                                                            11,682,325
                                                                                                                        -----------
MUNICIPAL BONDS -- 1.7%
CALIFORNIA -- 0.3%
  Golden State Tobacco Securitization Corp.,
     Series 2003-A-1.........................................    Baa3          6.25%       06/01/33           5,300       5,728,240
                                                                                                                        -----------
ILLINOIS
    Illinois State Taxable-Pension General Oblig. Bond ......     Aa3          4.95%       06/01/23             570         515,377
                                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B155

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                          PRINCIPAL
                                                                 MOODY'S    INTEREST       MATURITY        AMOUNT         VALUE
                                                                 RATINGS      RATE           DATE           (000)        (NOTE 2)
                                                                ---------   --------       --------       ---------    ------------
MUNICIPAL BONDS (CONTINUED)

NEVADA
  Truckee Meadows Water Auth. Rev. Bonds, Series A 144A ...       Aaa          5.00%       07/01/36        $     65    $     67,960

NEW JERSEY -- 0.1%
  City of Trenton General Oblig. Bond (FSA Insured) .......       Aaa          4.80%       04/01/14             990         928,799
  Jersey City Municipal Util. Auth. Water Rev. Bond (MBIA
     Insured) Series A ....................................       Aaa          4.81%       05/15/14           1,000         941,070
                                                                                                                       ------------
                                                                                                                          1,869,869
                                                                                                                       ------------
NEW MEXICO
  Jicarilla New Mexico Apache Nation Rev. Bonds ...........       NR           3.85%       12/01/08             435         418,074
                                                                                                                       ------------
NEW YORK -- 0.7%
  New York City Municipal Financial Authority Water & Sewer
    System Rev. Bond 144A(g) ..............................       Aa2          4.75%       06/15/33          15,000      13,997,100
  New York City Municipal Water Fund Auth. Water & Sewer
    System Rev. Bond 144A .................................      AA+(d)        5.78%       06/15/38           1,700       1,741,548
  New York State General Oblig. Bond 144A .................       A1           5.00%       03/01/30           1,100       1,109,713
                                                                                                                       ------------
                                                                                                                         16,848,361
                                                                                                                       ------------
OREGON
  Portland Oregon River District Urban Renewal and Redev.
    Rev. Bonds (AMBAC Insured), Series B ..................       Aaa          3.35%       06/15/10           1,020         941,725
                                                                                                                       ------------
TEXAS -- 0.1%
  Texas State Rite 144A ...................................       Aa1          4.75%       04/01/35           2,400       2,360,568
                                                                                                                       ------------
WISCONSIN -- 0.5%
  Badger Tobacco Asset Securitization Corp. ...............       A3           6.00%       06/01/17          10,100      10,627,321
  Wisconsin State Gen. Rev. Bond ..........................       Aaa          5.70%       05/01/26             510         498,989
                                                                                                                       ------------
                                                                                                                         11,126,310
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS
  (cost $39,543,047) ..............................................................................                      39,876,484
                                                                                                                       ------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 41.7%
   Federal Home Loan Mortgage Corp. .......................                    5.00%  10/01/18-09/01/35       6,353       6,100,657
   Federal Home Loan Mortgage Corp. .......................                    5.50%  01/01/34-07/13/36      45,998      44,180,288
   Federal Home Loan Mortgage Corp. .......................                    6.00%  02/01/16-02/01/33       6,331       6,266,249
   Federal Home Loan Mortgage Corp. .......................                    8.25%      08/01/17                9           9,134
   Federal National Mortgage Assoc.........................                    4.50%  10/01/20-09/01/33       4,196       3,956,796
   Federal National Mortgage Assoc.........................                   4.858%      01/01/28              170         170,350
   Federal National Mortgage Assoc.........................                   4.893%      08/01/29              215         215,500
   Federal National Mortgage Assoc.........................                   4.925%      05/01/36           12,666      12,678,758
   Federal National Mortgage Assoc.........................                   4.933%      11/01/35            3,904       3,907,986
   Federal National Mortgage Assoc.........................                    5.00%  10/01/08-07/13/36     254,352     241,437,173
   Federal National Mortgage Assoc.........................                   5.312%      09/22/06            7,300       7,298,847
   Federal National Mortgage Assoc.........................                    5.50%  08/01/16-07/13/36     654,320     629,024,305
   Federal National Mortgage Assoc.........................                    5.50%      10/01/34              --(r)            --
   Federal National Mortgage Assoc.........................                    6.00%  02/01/17-01/01/34       7,868       7,893,046
   Federal National Mortgage Assoc.........................                    6.00%         TBA              9,000       9,022,500
   Federal National Mortgage Assoc.........................                   6.066%      01/01/24                8           8,481
   Federal National Mortgage Assoc.........................                   6.375%      01/01/09            1,786       1,801,028
   Federal National Mortgage Assoc.........................                    6.50%      09/01/16              692         701,513
   Federal National Mortgage Corp. ........................                    4.50%         TBA              3,000       2,834,064
   Government National Mortgage Assoc......................                   4.375%  06/20/22-05/20/30       1,922       1,929,183
   Government National Mortgage Assoc......................                    4.50%      07/20/30            1,483       1,481,879
   Government National Mortgage Assoc......................                    4.75%  08/20/23-02/20/32       6,369       6,329,158
   Government National Mortgage Assoc......................                   5.125%  10/20/23-11/20/29       3,811       3,832,854

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B156

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                              INTEREST            MATURITY                 AMOUNT        VALUE
BANK NOTES -- 4.7%                                              RATE                DATE                   (000)        (NOTE 2)
                                                              --------        -----------------          ---------   --------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES (CONTINUED)

NEVADA
   Government National Mortgage Assoc......................      5.375%       03/20/17-03/20/24           $ 1,181    $    1,184,067
   Government National Mortgage Assoc......................       6.00%           01/15/34                    142           140,828
   Government National Mortgage Assoc......................       7.00%           02/15/24                     10             9,836
                                                                                                                     --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
  (cost $1,024,492,260) .......................................................................                         992,414,480
                                                                                                                     --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.6%
   Federal Home Loan Bank .................................        Zero           02/05/07                  1,400         1,345,750
   Federal National Mortgage Assoc.........................      4.682%           05/25/35                    800           774,649
   Federal National Mortgage Assoc.........................       6.00%             TBA                     9,000         8,848,125
   Small Business Administration ..........................      4.875%           09/10/13                 11,544        10,976,634
   Small Business Administration ..........................       5.13%           09/01/23                  1,439         1,389,011
   Small Business Administration ..........................       5.52%           06/01/24                  9,360         9,217,085
   Small Business Administration ..........................      6.344%           08/01/11                  5,823         5,928,089
   Small Business Administration ..........................      7.449%           08/01/10                    530           552,284
                                                                                                                     --------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $39,759,165) ...........................................................................                         39,031,627
                                                                                                                     --------------
U.S. TREASURY OBLIGATIONS -- 1.1%
   U.S. Treasury Inflationary Bonds, TIPS .................      2.375%           01/15/25                11,100         11,550,476
   U.S. Treasury Inflationary Bonds, TIPS(k) ..............      3.375%           01/15/07                 2,300          2,933,279
   U.S. Treasury Inflationary Bonds, TIPS .................      3.625%           04/15/28                 1,600          2,365,667
   U.S. Treasury Inflationary Bonds, TIPS .................       2.00%           01/15/26                11,300         10,504,901
                                                                                                                     --------------

TOTAL U.S. TREASURY OBLIGATIONS
  (cost $28,858,579) ...........................................................................                         27,354,323
                                                                                                                     --------------
                                                                                                        UNITS
                                                                                                       --------
RIGHTS*
   United Mexican States Value Recovery Rights,
      Series E (Mexico) (cost $73,893) .........................................................      35,410,000            938,365
                                                                                                                     --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,449,546,655) ........................................................................                      1,405,864,065
                                                                                                                     --------------
                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                          (000)
                                                                                                        ---------
SHORT-TERM INVESTMENTS -- 54.3%

CERTIFICATE OF DEPOSIT -- 2.5%
   Unicredito Italiano (Italy)(l)
     (cost $60,000,436) ...................................     5.185%             08/25/06              $60,000         59,980,687
                                                                                                                      -------------
BANK LOAN -- 0.3%
   New York State General Oblig. Bond 144A(g)
     (cost $6,300,000) ....................................     5.584%             09/23/06                6,300          6,300,000
                                                                                                                      -------------
COMMERCIAL PAPER -- 30.0%
   Bank of America ........................................     5.055%             08/17/06               65,000         64,570,511
   Barclays US Funding ....................................      4.89%             07/05/06                4,600          4,598,720
   Barclays US Funding ....................................     4.955%             07/18/06               51,800         51,691,435
   Barclays US Funding ....................................      5.05%             08/14/06                2,400          2,385,496
   Cox Communications, Inc., (cost $2,300,000;
     purchased 01/13/2006)(h)(n) ..........................     3.802%             07/17/06                2,300          2,295,000
   Danske Corp. ...........................................      5.04%             07/05/06               64,400         64,381,968
   Dankse Corp. ...........................................      5.28%             07/17/06                6,900          6,885,832
   DNB Nor Bank(n) ........................................      4.79%             07/10/06              $36,100         36,064,411
   Nordea N.A. ............................................      5.09%             08/24/06               60,000         59,538,150
   Rabobank USA ...........................................      5.25%             07/03/06               65,400         65,400,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B157

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                                INTEREST           MATURITY                AMOUNT        VALUE
                                                                  RATE               DATE                  (000)        (NOTE 2)
                                                                --------       -----------------         ---------    ------------
COMMERCIAL PAPER (CONTINUED)

   San Paolo ..............................................       5.27%            07/14/06                $65,000    $ 64,895,332
   Skandi Ensk Bank .......................................       4.96%            07/20/06                 19,000      18,954,529
   Societe Generale .......................................      5.055%            08/15/06                 63,900      63,500,819
   Societe Generale .......................................       5.05%            08/16/06                  6,900       6,855,708
   Societe Generale .......................................       5.25%            07/05/06                  1,100       1,099,679
   Societe Generale .......................................       5.27%            07/03/06                    300         300,000
   Total Finance ..........................................       5.27%            07/03/06                 65,400      65,400,000
   UBS Finance ............................................       5.00%            08/25/06                 62,200      61,714,663
   UBS Finance ............................................      5.095%            09/22/06                  2,500       2,456,480
   UBS Finance ............................................       5.25%            08/08/06                  7,500       7,460,625
   UBS Finance ............................................       5.27%            07/03/06                    300         300,000
   Westpac Trust ..........................................       5.10%            08/24/06                 65,000      64,502,481
                                                                                                                      ------------
TOTAL COMMERCIAL PAPER
  (cost $715,377,358) ........................................................................                         715,251,839
                                                                                                                      ------------
FOREIGN TREASURY BILLS(n) -- 15.7%
   Belgium Treasury Bill (Belgium) ........................       2.57%            07/13/06           EUR    8,000      10,225,405
   Belgium Treasury Bill (Belgium) ........................       2.84%            10/12/06           EUR   16,000      20,302,971
   France Discount Treasury Bill (France) .................       2.60%            07/20/06           EUR   83,880     107,147,278
   French Discount Treasury Bill (France) .................       2.65%            07/06/06           EUR    3,360       4,296,750
   French Discount Treasury Bill (France) .................       2.85%            09/28/06           EUR    9,800      12,449,458
   France Discount Treasury Bill (France) .................       2.86%            10/12/06           EUR   46,470      58,961,974
   France Discount Treasury Bill (France) .................       2.97%            12/21/06           EUR   30,000      37,834,312
   French Discount Treasury Bill (France) .................       2.99%            11/23/06           EUR    5,100       6,448,141
   German Treasury Bill (Germany) .........................       2.62%            07/12/06           EUR   34,560      44,175,250
   German Treasury Bill (Germany) .........................       2.69%            08/16/06           EUR   10,800      13,768,850
   German Treasury Bill (Germany) .........................       2.75%            09/13/06           EUR    3,060       3,892,172
   German Treasury Bill (Germany) .........................       2.86%            10/18/06           EUR    5,120       6,494,056
   German Treasury Bill (Germany) .........................       2.95%            11/15/06           EUR   15,500      19,610,177
   German Treasury Bill (Germany) .........................       3.03%            12/13/06           EUR   14,900      18,803,429
   Spanish Treasury Bill (Spain) ..........................       2.98%            12/22/06           EUR    8,500      10,719,233
                                                                                                                      ------------
TOTAL FOREIGN TREASURY BILLS
  (cost $366,413,683) .........................................................................                        375,129,456
                                                                                                                      ------------
REPURCHASE AGREEMENT -- 2.8%
   U.S. Treasury Repurchase Agreements, dated 06/30/06,
     maturing 07/03/06, repurchase price $66,024,750
     (Collateralized by U.S. Treasury TIPS, 2.00%, par
     value $69,140,000 market value $67,015,169)
     (cost $66,000,000) ...................................       4.50%            07/03/06                 66,000      66,000,000
                                                                                                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.6%
   Federal Home Loan Mortgage Corp.
     (cost $37,600,000) ...................................       4.95%            07/03/06                 37,600      37,600,000
                                                                                                                      ------------
U.S. TREASURY OBLIGATIONS(n) -- 0.7%
   U.S. Treasury Bills ....................................      4.686%            08/31/06                    190         188,527
   U.S. Treasury Bills ....................................      4.705%            08/31/06                    110         109,147
   U.S. Treasury Bills ....................................       4.71%            08/31/06                    135         133,956
   U.S. Treasury Bills ....................................       4.00%            09/14/06                    200         198,078
   U.S. Treasury Bills ....................................       4.72%            09/14/06                  1,050       1,039,909
   U.S. Treasury Bills ....................................      4.795%            09/14/06                    300         297,117
   U.S. Treasury Bills ....................................      4.805%            09/14/06                  9,265       9,175,963
   U.S. Treasury Bills ....................................      4.796%            09/14/06                    420         415,964
   U.S. Treasury Bills ....................................       4.80%            09/14/06                  3,812       3,775,367
   U.S. Treasury Bills ....................................      4.697%            09/14/06                    700         693,273
                                                                                                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $16,025,607) ...........................................................................                        16,027,301
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B158

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                                             VALUE
                                                                                          SHARES           (NOTE 2)
                                                                                      -------------     ---------------
AFFILIATED MONEY MARKET

MUTUAL FUND -- 0.7%
   Dryden Core Investment Fund - Taxable Money Market Series
   (cost $15,955,506)(w) (Note 4) ...........................................          $15,955,506      $    15,955,506
                                                                                                        ---------------

                                                                                        CONTRACTS/
                                                                                         NOTIONAL
                                                                                          AMOUNT
                                                                                      -------------
OUTSTANDING OPTIONS PURCHASED*
CALL OPTIONS
  Swap 3 Month LIBOR & Fixed 4.50%, Strike Price $4.50, Expires 10/04/06 ....                 2,020                  --
  Swap 3 Month LIBOR & Fixed 4.75%, Strike Price $4.75, Expires 08/08/06 ....                 2,200                  --
  Swap 3 Month LIBOR & Fixed 4.80%, Strike Price $4.80, Expires 12/22/06 ....                 5,100               6,987
  Swap 3 Month LIBOR & Fixed 5.00%, Strike Price $5.00, Expires 03/08/07 ....                 3,300              28,215
  Swap 3 Month LIBOR & Fixed 5.00%, Strike Price $5.00, Expires 03/08/07 ....                 6,300              53,865
  Swap 3 Month LIBOR & Fixed 5.08%, Strike Price $5.08, Expires 04/19/07 ....                 2,990              43,236
  Swap 3 Month LIBOR & Fixed 5.17%, Strike Price $5.17, Expires 02/01/07 ....                 5,870              69,912
  Swap 3 Month LIBOR & Fixed 5.20%, Strike Price $5.20, Expires 05/09/07 ....                13,050             285,404
  Swap 3 Month LIBOR & Fixed 5.20%, Strike Price $5.20, Expires 05/23/07 ....                10,900             252,117
  Swap 3 Month LIBOR & Fixed 5.25%, Strike Price $5.25, Expires 06/07/07 ....                11,500             315,675
  Swap Option on 3 Month LIBOR, expiring 10/04/06 @ $4.50 ...................                 2,800                  --
  Swap Option on 3 Month LIBOR, expiring 10/18/06 @ $4.50 ...................                 5,800                  58
                                                                                                        ---------------
                                                                                                              1,055,469
                                                                                                        ---------------
PUT OPTIONS
  Eurodollar Futures, Strike Price $90.50, Expires 09/17/07 .................                17,190              10,744
  Eurodollar Futures, Strike Price $91.00, Expires 06/18/07 .................                14,120               8,825
  Eurodollar Futures, Strike Price $91.25, Expires 06/18/07 .................                29,270              18,294
  Eurodollar Futures, Strike Price $91.50, Expires 06/18/07 .................                   460                 287
  Eurodollar Futures, Strike Price $91.75, Expires 12/18/06 .................                 3,850               2,406
  Eurodollar Futures, Strike Price $92.00, Expires 03/19/07 .................                 7,000               4,375
  Eurodollar Futures, Strike Price $92.00, Expires 12/18/06 .................                10,290               6,431
  Eurodollar Futures, Strike Price $92.25, Expires 12/18/06 .................                   400                 250
  Eurodollar Futures, Strike Price $92.50, Expires 12/18/06 .................                 3,000               1,875
  Eurodollar Futures, Strike Price $92.75, Expires 09/18/06 .................                   850                 531
  Eurodollar Futures, Strike Price $92.75, Expires 12/18/06 .................                27,750              17,344
  Eurodollar Futures, Strike Price $94.00, Expires 09/18/06 .................                10,830               6,769
                                                                                                        ---------------
                                                                                                                 78,131
                                                                                                        ---------------
TOTAL OUTSTANDING OPTIONS PURCHASED
  (cost $3,203,282) .........................................................                                 1,133,600
                                                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,286,875,872) .....................................................                             1,293,378,389
                                                                                                        ---------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN--113.3%
  (cost $2,736,422,527; Note 6) .............................................                             2,699,242,454
                                                                                                        ---------------
OUTSTANDING OPTIONS WRITTEN -- (0.3)%

PUT OPTIONS -- (0.2)%
   90 Day Libor Futures, Strike Price $95.50, Expires 12/25/06 ..............            60,000,000             (61,718)
   Eurodollar Futures, Strike Price $95.00, Expires 09/18/06 ................            54,000,000             (78,300)
   Eurodollar Futures, Strike Price $95.00, Expires 12/18/06 ................           212,000,000            (320,650)
   Eurodollar Futures, Strike Price $95.25, Expires 09/18/06 ................           276,000,000            (572,700)
   Eurodollar Futures, Strike Price $95.25, Expires 12/18/06 ................         1,767,000,000          (3,743,831)
   Eurodollar Futures, Strike Price $95.50, Expires 09/18/06 ................            67,000,000            (180,900)
   Eurodollar Futures, Strike Price $95.50, Expires 12/18/06 ................           240,000,000            (657,000)
   Swap 6 Month LIBOR & Fixed 4.50%, Strike Price 4.50%, Expires 12/20/06 ...            34,100,000            (256,329)
                                                                                                        ---------------
                                                                                                             (5,871,428)
                                                                                                        ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B159

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

                                                                                        CONTRACTS/
                                                                                         NOTIONAL          VALUE
                                                                                          AMOUNT          (NOTE 2)
                                                                                      -------------   ---------------
CALL OPTIONS -- (0.1)%
   Eurodollar Future, Strike Price $94.75, Expires 03/19/07 .....................        76,000,000   $       (77,425)
   Eurodollar Futures, Strike Price $95.50, Expires 09/18/06 ....................        67,000,000              (419)
   Swap 3 Month LIBOR & Fixed 4.54%, Strike Price $4.54, Expires 10/04/06 .......        12,000,000               (12)
   Swap 3 Month LIBOR & Fixed 4.54%, Strike Price $4.54, Expires 10/04/06 .......         8,400,000                (8)
   Swap 3 Month LIBOR & Fixed 4.78%, Strike Price $4.78, Expires 08/08/06 .......         9,000,000                --
   Swap 3 Month LIBOR & Fixed 4.85%, Strike Price $4.85, Expires 12/22/06 .......        22,000,000            (8,800)
   Swap 3 Month LIBOR & Fixed 5.04%, Strike Price $5.04, Expires 03/08/07 .......        14,000,000           (28,392)
   Swap 3 Month LIBOR & Fixed 5.04%, Strike Price $5.04, Expires 03/08/07 .......        27,000,000           (54,756)
   Swap 3 Month LIBOR & Fixed 5.22%, Strike Price $5.22, Expires 04/19/07 .......        13,000,000           (56,732)
   Swap 3 Month LIBOR & Fixed 5.24%, Strike Price $5.24, Expires 02/01/07 .......        25,400,000           (95,898)
   Swap 3 Month LIBOR & Fixed 5.30%, Strike Price $5.30, Expires 05/23/07 .......        47,000,000          (281,765)
   Swap 3 Month LIBOR & Fixed 5.315%, Strike Price $5.315, Expires 05/09/07 .....        57,100,000          (338,888)
   Swap 3 Month LIBOR & Fixed 5.34%, Strike Price $5.34, Expires 06/07/07 .......        50,000,000          (342,650)
   Swap Option on 3 Month LIBOR, expiring 10/18/06 @ $4.56 ......................        25,000,000              (125)
   U.S. Treasury Bill Futures, Strike Price $106.00, Expires 08/25/06 ...........        14,500,000           (38,516)
   U.S. Treasury Bill Futures, Strike Price $108.00, Expires 08/25/06 ...........       132,400,000           (41,375)
   U.S. Treasury Note Futures, Strike Price $103.00, Expires 08/25/06 ...........       146,900,000          (206,578)
                                                                                                      ---------------
                                                                                                           (1,572,339)
                                                                                                      ---------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premiums received $5,994,943) ................................................                          (7,443,767)
                                                                                                      ---------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN -- 113.0%
  (cost $2,730,427,584; Note 6)(o) ..............................................                       2,691,798,687
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (13.0)% .............................                        (310,284,161)
                                                                                                      ---------------
NET ASSETS -- 100.0% ............................................................                     $ 2,381,514,526
                                                                                                      ===============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

AMBAC   American Municipal Bond Assurance Corporation

BRL     Brazilian Real

CAD     Canadian Dollar

CLP     Chilean Peso

CNY     Chinese Yuan

EUR     Euro

FSA     Financial Security Assurance

GBP     British Pound

INR     Indian Rupee

JPY     Japanese Yen

KRW     Korean Won

MBIA    Municipal Bond Insurance Corporation

MXP     Mexican Peso

NR      Not Rated by Moodys or Standard & Poor's

PEN     Peruvian New Sol

PLZ     Polish Zloty

RUB     Russian Ruble

SGD     Singapore Dollar

SKK     Slovakian Koruna

TBA     Securities Purchased on a Forward Commitment Basis

TIPS    Treasury Inflation Protected Securities

TWD     Taiwan Dollar

ZAR     South African Rand

*       Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B160

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

(c)     Indicates a variable rate security.

(d)     Standard & Poor's rating.

(g)     Indicates a security that has been deemed illiquid.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribtuion (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $2,300,000. The aggregate market value of $2,295,000 is approximately 0.1% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.
(i) Represents issuer in default on interest payments. Non-income producing security.

(k)     Securities segregated as collateral for futures contracts.

(l)     US$ Denominated Foreign Bonds.

(n)     Rates shown are the effective yields at purchase date.

(o) As of June 30, 2006, 3 securities representing $2,017,722 and 0.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(r)     Less than 500 par.

(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at June 30, 2006:

                                                                                                      UNREALIZED
 NUMBER OF                                          EXPIRATION     VALUE AT        VALUE AT          APPRECIATION
 CONTRACTS                   TYPE                      DATE       TRADE DATE     JUNE 30, 2006      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
  2,814      90 Day Euro Dollar ..................    Sep 06      $666,094,550    $664,244,700      $ (1,849,850)
  2,849      90 Day Euro Dollar ..................    Dec 06       676,144,901     672,399,613        (3,745,288)
  2,474      90 Day Euro Dollar ..................    Mar 07       588,728,263     584,111,400        (4,616,863)
  3,024      90 Day Euro Dollar ..................    Jun 07       717,815,013     714,344,400        (3,470,613)
  2,588      90 Day Euro Dollar ..................    Sep 07       614,028,275     611,609,100        (2,419,175)
  1,058      90 Day Euro Dollar ..................    Dec 07       251,283,888     250,071,525        (1,212,363)
    880      90 Day Euro Dollar ..................    Mar 08       208,922,962     208,010,000          (912,962)
     40      Euro-Bobl ...........................    Sep 06         5,636,166       5,582,288           (53,878)
    230      5 Year U.S. Treasury Notes ..........    Sep 06        23,906,438      23,783,438          (123,000)
    569      10 Year U.S. Treasury Notes .........    Sep 06        60,025,515      59,664,984          (360,531)
    107      30 Year U.S. Treasury Notes .........    Sep 06        11,475,109      11,412,218           (62,891)
                                                                                                    ------------
                                                                                                    $(18,827,414)
                                                                                                    ============

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B161

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

Forward foreign currency exchange contracts outstanding at June 30, 2006:

PURCHASE CONTRACTS

                                                      IN                                 UNREALIZED
SETTLEMENT                      CONTRACTS TO        EXCHANGE           CONTRACTS        APPRECIATION
MONTH            TYPE             RECEIVE             FOR               AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Jul 06        Buy    BRL         1,811,000     $    781,721        $    834,588       $    52,867
Sep 06        Buy    BRL           779,515          334,126             354,019            19,893
Jul 06        Buy    CAD         7,205,000        6,533,843           6,459,904           (73,939)
Jul 06        Buy    CLP       542,993,750        1,033,949           1,006,765           (27,184)
Aug 06        Buy    CLP       621,000,000        1,164,439           1,151,334           (13,105)
Mar 07        Buy    CNY        17,084,575        2,209,999           2,195,184           (14,815)
Jul 06        Buy    EUR           184,000          231,320             235,345             4,025
Jul 06        Buy    GBP         5,220,000        9,622,521           9,658,834            36,313
Aug 06        Buy    INR        30,955,150          687,096             671,476           (15,620)
Sep 06        Buy    INR        34,455,000          763,122             746,840           (16,282)
Aug 06        Buy    JPY     8,091,563,000       73,445,956          71,191,999        (2,253,957)
Jul 06        Buy    KRW       991,100,000        1,012,302           1,045,511            33,209
Aug 06        Buy    KRW     1,287,251,000        1,334,651           1,359,080            24,429
Sep 06        Buy    KRW     2,003,538,000        2,080,062           2,117,738            37,676
May 07        Buy    KRW     3,261,646,000        3,484,359           3,478,546            (5,813)
Aug 06        Buy    MXP        14,060,000        1,322,547           1,235,575           (86,972)
Sep 06        Buy    MXP         5,620,000          522,425             493,306           (29,119)
Aug 06        Buy    PEN         6,174,005        1,837,528           1,890,201            52,673
Sep 06        Buy    PEN         1,762,000          527,703             539,201            11,498
Sep 06        Buy    PLZ         1,700,000          531,250             536,817             5,567
Nov 06        Buy    PLZ           651,960          211,619             206,272            (5,347)
Jul 06        Buy    RUB        12,909,000          460,920             481,351            20,431
Aug 06        Buy    RUB        35,995,000        1,278,231           1,342,593            64,362
Sep 06        Buy    RUB        28,198,000        1,029,845           1,052,075            22,230
Jul 06        Buy    SGD           765,000          474,272             483,924             9,652
Aug 06        Buy    SGD         3,560,000        2,226,341           2,255,005            28,664
Sep 06        Buy    SGD         1,625,000        1,014,457           1,030,827            16,370
Sep 06        Buy    SKK        57,362,000        1,861,396           1,911,977            50,581
Aug 06        Buy    TWD        57,888,000        1,836,922           1,799,975           (36,947)
Sep 06        Buy    TWD        16,682,000          525,086             520,242            (4,844)
Aug 06        Buy    ZAR           739,000          119,787             102,819           (16,968)
Oct 06        Buy    ZAR           331,128           48,144              45,877            (2,267)
                                               --------------------------------------------------
                                               $120,547,939        $118,435,200       $(2,112,739)
                                               ==================================================

SALE CONTRACTS

                                                     IN                                 UNREALIZED
SETTLEMENT                     CONTRACTS TO        EXCHANGE           CONTRACTS        APPRECIATION
MONTH            TYPE            DELIVERE            FOR               AT VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------------------------
Jul 06        Sell   BRL         1,811,000     $     794,215       $     834,588      $   (40,373)
Jul 06        Sell   CLP       542,993,750         1,024,967           1,006,765           18,202
Aug 06        Sell   CLP        95,552,750           186,098             177,155            8,943
Jul 06        Sell   EUR       223,103,000       283,386,049         286,016,707       (2,630,658)
Sep 06        Sell   EUR        60,729,000        77,046,146          78,155,059       (1,108,913)
Aug 06        Sell   INR        30,955,150           684,998             671,476           13,522
Sep 06        Sell   INR         8,155,150           178,684             176,770            1,914
Sep 06        Sell   KRW     1,666,637,000         1,714,848           1,761,469          (46,621)
Jul 06        Sell   KRW       991,100,000         1,034,317           1,044,619          (10,302)
Aug 06        Sell   MXP        10,062,324           910,000             884,264           25,736
Aug 06        Sell   PEN         4,792,975         1,411,908           1,467,393          (55,485)
Sep 06        Sell   PEN         1,762,000           519,764             539,201          (19,437)
Jul 06        Sell   RUB        12,909,000           477,050             481,351           (4,301)
Aug 06        Sell   RUB        31,549,500         1,139,999           1,176,777          (36,778)
Jul 06        Sell   SGD           765,000           479,011             483,305           (4,294)
Aug 06        Sell   SGD         2,670,193         1,660,000           1,691,377          (31,377)
Sep 06        Sell   SKK        28,428,000           919,999             947,467          (27,468)
Aug 06        Sell   TWD        48,471,000         1,509,999           1,507,162            2,837
Aug 06        Sell   ZAR           739,000           116,378             102,819           13,559
                                                -------------------------------------------------
                                                $375,194,430        $379,125,724      $(3,931,294)
                                                =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B162

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

Interest rate swap agreements outstanding at June 30, 2006:

                                                                                                NOTIONAL         UNREALIZED
                                                                             EXPIRATION          AMOUNT         APPRECIATION
DESCRIPTION                                                                     MONTH             (000)        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------
Receive variable rate payments on three month LIBOR-BBA floating rate
and pay fixed rate payments of 5.00%.(2)                                       12/20/14           $3,600        $    168,384

Pay variable rate payments on three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(7)                                       12/20/35            5,200            (148,238)

Pay variable rate payments on three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(7)                                       12/20/11           23,100            (233,303)

Pay variable rate payments on three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(7)                                       12/20/16            1,500             (26,246)

Pay variable rate payments on three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(1)                                       12/20/08            4,700              (8,420)

Pay variable rate payments on the three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(7)                                       12/20/36            8,200            (129,023)

Pay variable rate payments on the three month LIBOR-BBA floating rate and
receive fixed rate payments of 5.00%.(8)                                       12/20/36            3,500             (55,071)

Receive variable rate payments on six month Euribor floating rate and pay
fixed rate payments of 4.00%.(8)                                               12/15/11   EUR     19,300             147,136

Receive variable rate payments on six month Euribor floating rate and pay
fixed rate payments of 4.00%.(3)                                               12/15/11   EUR     25,200              37,308

Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised
Consumer Price Index floating rate and receive fixed rate payments
of 2.145%.(5)                                                                  10/15/10   EUR      1,200              (1,570)

Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised
Consumer Price Index floating rate and receive fixed rate payments of
2.1025%.(1)                                                                    10/15/10   EUR      5,300             (22,303)

Pay variable rate payments on the FRC - Excluding Tobacco - Non-Revised
Consumer Price Index floating rate and receive fixed rate payments of
2.090%.(6)                                                                     10/15/10   EUR      1,200              (4,089)

Receive fixed rate payments of 5.00% and pay variable rate payments on the
six month LIBOR floating rate.(1)                                              06/15/07   GBP     45,700              61,166

Receive fixed rate payments of 4.50% and pay variable rate payments on the
six month LIBOR floating rate.(g)(7)                                           09/20/09   GBP     24,800            (607,898)

Pay fixed rate payments of 4.00% and receive variable rate payments on
the six month LIBOR floating rate.(3)                                          12/15/35   GBP      1,700              54,100

Receive variable rate payments on the six month LIBOR-BBA floating rate
and pay fixed rate payments of 2.00%.(4)                                       06/15/12   JPY    626,000             (85,261)

Receive variable rate payments on the six month LIBOR-BBA floating rate
and pay fixed rate payments of 2.00%.(5)                                       06/15/12   JPY   1,625,000           (224,089)

Receive variable rate payments on the six month LIBOR-BBA floating rate
and pay fixed rate payments of 2.00%.(2)                                       06/15/12   JPY    130,000             (17,875)

Receive variable rate payments on the six month LIBOR-BBA floating rate
and pay fixed rate payments of 2.00%.(2)                                       06/15/12   JPY    257,100             (36,428)
                                                                                                                 -----------
                                                                                                                 $(1,131,720)
                                                                                                                 ===========

Broker/Counterparty:
(1) Barclays Bank PLC
(2) Goldman Sachs Capital Markets, L.P.
(3) Merrill Lynch
(4) Morgan Stanley Capital Services, Inc.
(5) UBS AG
(6) BNP Paribas
(7) Lehman Brothers
(8) Deutsche Bank AG

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B163

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

Credit default swap agreements outstanding at June 30, 2006:

                                                                                               NOTIONAL         UNREALIZED
                                                                                  EXPIRATION   AMOUNT          APPRECIATION
DESCRIPTION                                                                        MONTH        (000)         (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 1.98% and the Portfolio will pay to the counterparty at par in the event of default of Federative Republic of
Brazil 12.25%, due 03/06/30.(3)                                                     03/20/16     $1,800           $(96,623)

Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit
Corp. 7.0%, due 10/01/13.(g)(2)                                                     06/20/07      6,000            104,579

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0%, due 10/01/13.(2)                                                              06/20/07        400              7,158

Receive a fixed rate equal to 4.75% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0%, due 10/01/13.(g)(3)                                                           06/20/07        700             12,527

Receive a fixed rate equal to 4.70% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0% due 10/01/13.(g)(2)                                                            06/20/07      1,500             26,145

Receive a fixed rate equal to 1.40% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0%, due 10/01/13.(g)(4)                                                           09/20/06      6,700             (8,841)

Receive a fixed rate equal to 1.40% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0%, due 10/01/13.(g)(4)                                                           12/20/06      5,800             85,105

Receive a fixed rate equal to 1.95% and the Portfolio will pay to the counterparty at par in the event of default of Ford Motor Credit Corp.
7.0%, due 10/01/13.(g)(5)                                                           09/10/07      1,800            (21,610)

Receive a fixed rate equal to 1.90% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Corp.
6.875%, due 08/28/10.(g)(4)                                                         09/20/06      3,500              2,949

Receive a fixed rate equal to 1.35% and the Portfolio will pay to the counterparty at par in the event of default of General Motors Acceptance
Corp. 6.875%, due 08/28/10.(g)(3)                                                   09/20/06      4,000             (1,665)

Receive a fixed rate equal to 0.46% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation
5.0%, due 03/31/30.(4)                                                              06/20/07      1,100                403

Receive a fixed rate equal to 0.39% and the Portfolio will pay to the counterparty at par in the event of default of Russian Federation
5.0%, due 03/31/30.(5)                                                              09/20/06        600                334

Receive a fixed rate equal to 0.92% and the Portfolio will pay to the counterparty at par in the event of default of United Mexican States
7.5%, due 04/08/33.(2)                                                              03/20/16        100             (1,399)

Receive a fixed rate equal to 0.92% and the Portfolio will pay to the counterparty at par in the event of default of United Mexican States
7.5%, due 04/08/33.(3)                                                              03/20/16      1,200            (16,783)
                                                                                                                  --------
                                                                                                                  $ 92,279
                                                                                                                  ========

Broker/Counterparty:
(1) ABN AMRO Bank NV
(2) JPMorgan Chase Bank
(3) Lehman Brothers, Inc.
(4) Morgan Stanley Capital Services, Inc.
(5) HSBC

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B164

                -------------------------------------------------
                AST PIMCO TOTAL RETURN BOND PORTFOLIO (CONTINUED)
                -------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 2006 (UNAUDITED)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

U.S. Government Agency
   Mortgage-Backed Securities                                      41.7%
Collateralized Mortgage Obligations                                 4.9
Financial Services                                                  3.6
Municipal Bonds                                                     1.7
U.S. Government Agency Obligations                                  1.6
Telecommunications                                                  1.1
U.S. Treasury Obligations                                           1.1
Financial - Bank & Trust                                            1.0
Oil & Gas                                                           0.9
Affiliated Money Market Mutual Fund                                 0.7
Foreign Government Bonds                                            0.5
Asset-Backed Securities                                             0.3
Automobile Manufacturers                                            0.2
Airlines                                                            0.1
Bank Loans                                                          0.1
Conglomerates                                                       0.1
Utilities                                                           0.1
Banking                                                              --*
Entertainment & Leisure                                              --*
Insurance                                                            --*
Short-Term Investments                                             53.6
                                                                  -----
                                                                  113.3
Outstanding options written                                        (0.3)
Liabilities in excess of other assets                             (13.0)
                                                                  -----
                                                                  100.0%
                                                                  =====

* Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B165

                    -----------------------------------------
                    AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                                   MOODY'S     INTEREST     MATURITY      AMOUNT         VALUE
LONG-TERM INVESTMENTS - 52.5%                                      RATINGS       RATE         DATE         (000)        (NOTE 2)
                                                                  ---------   ----------   ----------   -----------   ------------
ASSET-BACKED SECURITIES - 1.7%
  Advanta Mortgage Loan Trust, Series 1994-4, Class A ..........     Aaa        5.698%      11/25/29      $ 1,007     $  1,007,963
  Aegis Asset Backed Securities Trust, Series 2004-3,
     Class A2A .................................................     Aaa        5.523%      09/25/34          194          193,763
  Argent Securities Inc., Series 2005-W2, Class A2A ............     Aaa        5.443%      10/25/35        4,668        4,668,768
  Asset Backed Funding Certificates, Series 2005-He2,
     Class A2A .................................................     Aaa        5.433%      06/25/35          398          398,472
  Bear Stearns Asset Backed Securities, Inc.,
     Series 2003-3, Class A1 ...................................     Aaa        5.523%      06/15/43          165          164,889
  Centex Home Equity, Series 1999-3, Class A2 ..................     Aaa        5.723%      10/25/30        2,068        2,073,060
  Citigroup Mortgage Loan Trust, Inc., Series 2005-He3,
     Class A2A .................................................     Aaa        5.433%      09/25/35          284          284,247
  Credit Suisse First Boston Mortgage Securities Corp.,
     Series 2001-HE30, Class A2(c) .............................     Aaa        5.431%      07/25/32           90           89,885
  Credit Suisse First Boston Mortgage Securities Corp.,
     Series 2002-HE1, Class A2(c) ..............................     Aaa        5.451%      08/25/32          105          104,783
  FannieMae Grantor Trust, Series 2004-T5 Class A14 ............     Aaa         5.73%      05/28/35           80           80,370
  First Franklin Mortgage Loan, Series 2003-FF5, Class A2 ......     Aaa        5.468%      03/25/34           75           74,602
  First NLC Trust, Series 2005-2, Class AV1 ....................     Aaa        5.433%      09/25/35          546          546,295
  Home Equity Asset Trust, Series 2005-8, Class 2A1 ............     Aaa        5.433%      02/25/36        4,681        4,682,364
  Home Equity Mortgage Trust, Series 2005-2, Class A2 ..........     Aaa        5.443%      07/25/35          159          158,567
  Long Beach Mortgage Loan Trust, Series 2004-6, Class 1A1 .....     Aaa        5.523%      11/25/34        1,983        1,984,214
  Long Beach Mortgage Loan Trust, Series 2005-WL1,
     Class 2A1 .................................................     Aaa        5.433%      06/30/35        1,003        1,003,231
  Long Beach Mortgage Loan Trust, Series 2005-3,
     Class 2A1 .................................................     Aaa        5.443%      09/25/35        4,433        4,434,078
  Novaster Home Equity Loan, Series 2001-2, Class A2 ...........     Aaa        5.983%      09/25/31          156          156,523
  Renaissance Home Equity Loan Trust, Series 2003-3,
     Class A ...................................................     Aaa        5.823%      12/25/33          796          802,495
  Renaissance Home Equity Loan Trust, Series 2004-3,
     Class AV2A ................................................     Aaa        5.683%      11/25/34          897          901,310
  Residential Asset Mortgage Products, Inc., Series 2004-RS9,
     Class AII1 ................................................     Aaa        5.483%      09/25/13          137          137,147
  Residential Asset Mortgage Products, Inc., Series 2003-RS11,
     Class AIIB ................................................     Aaa        5.411%      12/25/33           66           66,466
  SVO Timeshare Mortgage Corp., Series 2001-AA,
     Class A 144A ..............................................     Aaa         5.47%      10/20/13          740          735,438
  Wells Fargo Home Equity Trust, Series 2004-2,
     Class AI1A ................................................     Aaa        5.493%      02/25/18          262          261,591
                                                                                                                     -------------
TOTAL ASSET-BACKED SECURITIES
  (cost $25,000,917) ...............................................................................                    25,010,521
                                                                                                                     -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 14.8%
  AAA Trust, Series 2005-2, Class A1, 144A .....................     Aaa        5.423%      11/26/35          204          204,622
  American Home Mortgage Investment Trust, Series 2004-4,
     Class 5A ..................................................     Aaa         4.44%      02/25/45        3,594        3,480,697
  Bank of America Funding Corp., Series 2006-A,
     Class 1A1 (Vr) ............................................     AAA(d)     4.622%      01/20/36        3,981        3,866,812
  Bank of America Mortgage Securities, Series 2002-K,
     Class 2A1 .................................................     AAA(d)     5.437%      10/20/32          926          924,774
  Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-8,
     Class 2A1 .................................................     Aaa        4.813%      01/25/34        1,798        1,763,402
  Bear Stearns Alt-A Trust, Series 2003-7, Class IIA1 ..........     Aaa        5.361%      02/25/34          489          489,582
  Bear Stearns Trust, Series 2002-2, Class IIIA ................     Aaa        6.784%      06/25/31          154          155,952
  Citigroup Mortgage Loan Trust, Inc., Series 2005-11,
     Class A2A .................................................     AAA(d)      4.70%      12/25/35        7,991        7,826,908
  Commercial Mortgage Pass Through Certificates,
     Series 2005-F10A Class Moa1 144A ..........................     Aaa        5.379%      03/15/20        9,000        9,001,309

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B166

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                                   MOODY'S     INTEREST     MATURITY      AMOUNT         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)                    RATINGS       RATE         DATE         (000)        (NOTE 2)
                                                                  ---------   ----------   ----------   -----------   ------------
  Countrywide Alternative Loan Trust, Series 2003-J3,
     Class 2A1 .................................................     AAA(d)      6.25%      12/25/33      $   873     $    866,238
  Countrywide Alternative Loan Trust, Series 2005-11,
     Class 2A8 .................................................     Aaa         4.50%      06/25/35          774          757,974
  Countrywide Home Loans, Series 2003-J7, Class 4A2 ............     AAA(d)     5.481%      08/25/18          649          652,564
  Countrywide Home Loans, Series 2003-R4, Class 1A3, 144A ......     Aaa         6.00%      11/25/26       12,300       12,194,609
  Countrywide Home Loans, Series 2003-R4, Class 2A, 144A .......     Aaa         6.50%      01/25/34          813          818,998
  Countrywide Home Loans, Series 2004-25, Class 2A1 ............     Aaa        5.663%      02/25/35        2,623        2,634,548
  Countrywide Home Loans, Series 2005-3, Class 2A1 .............     Aaa        5.613%      02/28/35        6,920        6,945,597
     Countrywide Home Loans, Series 2005-11, Class 3A1 .........     Aaa        5.175%      04/25/35        2,495        2,500,405
  Countrywide Home Loans, Series 2005-R2, Class 1AF1, 144A .....     Aaa        5.421%      06/25/35        6,621        6,614,095
  Credit Suisse First Boston USA, Inc., Series 2002,
     Class P-3A, 144A ..........................................     Aaa        5.873%      09/27/32        1,615        1,615,970
  Credit Suisse First Boston USA, Inc., Series 2003-8,
     Class 5A1 .................................................     Aaa         6.50%      04/25/33          263          263,147
  Fannie Mae, Series 2003-67 Class GN ..........................     Aaa         3.50%      04/25/17-       1,608        1,576,864
                                                                                            01/25/25
  Fannie Mae, Series 1988-22, Class A ..........................     Aaa        5.009%      08/25/18           12           12,195
  Fannie Mae, Series 1996-39, Class H ..........................     Aaa         8.00%      11/25/23          128          133,147
  Fannie Mae, Series 2003-83 Class A   .........................     Aaa         4.25%      04/25/28        6,870        6,728,526
  Fannie Mae, Series 2004-11, Class A ..........................     Aaa        5.443%      03/25/34          510          510,704
  Federal National Mortgage Assoc., Series 2006-5,
     Class 3A2 .................................................     Aaa        4.682%      05/25/35          300          290,493
  FHLMC Structured Pass Through Securities, Series T-57,
     Class 1A1 .................................................     Aaa         6.50%      07/25/43        4,305        4,339,616
  FHLMC Structured Pass Through Securities, Series T-59,
     Class 1A2 .................................................     Aaa         7.00%      10/25/43        2,340        2,388,073
  FHLMC Structured Pass Through Securities, Series T-61,
     Class 1A ..................................................     Aaa        5.411%      07/25/44        6,132        6,110,361
  FHLMC Structured Pass Through Securities, Series T-62,
     Class 1A1 .................................................     Aaa        5.211%      10/25/44       20,318       20,445,730
  First Republic Mortgage Loan Trust, Series 2002-FRB1,
      Class A ..................................................     Aaa        5.499%      08/15/32        5,688        5,691,878
  Freddie Mac, Series 2544, Class PN ...........................     Aaa         4.50%      10/15/23-       9,581        9,364,410
                                                                                            03/15/26
  Freddie Mac, Series 2692, Class YB  ..........................     Aaa         3.50%      05/15/16       14,726       14,382,075
  Freddie Mac, Series 2905, Class UY ...........................     Aaa         4.00%      11/15/22-       8,979        8,748,930
                                                                                            10/15/23
  Freddie Mac, Series 2957, Class HA ...........................     Aaa         5.00%      06/15/13-      11,675       11,585,227
                                                                                            01/15/27
  GE Capital Commercial Mortgage Corp., Series 2002-3A,
     Class A1 ..................................................     AAA(d)     4.229%      12/10/37        3,222        3,111,675
  GMAC Mortgage Corporation Loan Trust, Series 2004-J4,
     Class A1 ..................................................     Aaa         5.50%      09/25/34        6,555        6,448,433
  Government National Mortgage Assoc., Series 1998-15,
     Class C ...................................................     Aaa         6.50%      06/20/28        2,815        2,853,520
  Greenpoint Mortgage Funding Trust, Series 2005-AR2,
     Class A1(g) ...............................................     Aaa        5.553%      06/25/45        1,924        1,924,169
  GSAA Home Equity Trust, Series 2004-CW1, Class 2A1 ...........     Aaa         6.00%      04/01/34       13,264       12,961,271
  GSR Mortgage Loan Trust, Series 2004-7, Class 1A1 ............     Aaa        3.406%      06/25/34          914          899,337
  GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1 ..........     Aaa         4.54%      09/25/35        4,320        4,202,981
  GSR Mortgage Loan Trust, Sr Mortgage Loan Trust,
     Series 2005-Ar2 Class 2A1Arm ..............................     Aaa         5.51%      05/25/36        5,637        5,623,160
  Structured Adjustable Rate Mortgage Loan, Series 2005-23,
     Class 1A3 .................................................     Aaa         5.45%      01/25/36        1,366        1,347,808
  Structured Asset Mortgage Investment, 2006-AR3,
     Class 2A1    ..............................................     Aaa        5.543%      02/25/36        3,797        3,802,469
  Structured Asset Securities Corp., Series 2005-S5,
     Class A1 ..................................................     Aaa        5.423%      08/25/35        3,554        3,553,740
  Washington Mutual, Series 2002-AR2, Class A ..................     Aaa        4.874%      02/27/34          563          555,438
  Washington Mutual, Series 2002-AR11, Class A1 ................     Aaa        5.123%      10/25/32        1,180        1,170,190
  Washington Mutual, Series 2003-R1, Class A1 ..................     Aaa        5.351%      12/25/27        2,038        2,037,420

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B167

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                                   MOODY'S     INTEREST     MATURITY      AMOUNT         VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)                    RATINGS       RATE         DATE         (000)        (NOTE 2)
                                                                  ---------   ----------   ----------   -----------   ------------
  Washington Mutual, Series 2005-AR1, Class A1A .................    Aaa        5.401%      01/25/45      $   179     $    179,208
  Washington Mutual, Series 2005-AR2, Class 2A1A ................    Aaa        5.633%      01/25/45        2,712        2,724,885
  Wells Fargo Mortgage Backed Securities, 2005-AR12,
     Class 2A4 ..................................................    Aaa         4.32%      07/25/35        4,100        3,967,735
                                                                                                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (cost $214,404,120)  ..............................................................................                  213,249,871
                                                                                                                      ------------
CORPORATE BONDS - 13.1%
AIRLINES - 0.1%
  United Air Lines, Inc., Pass-Thru Cert., Series 01-1,
     144A(i)(g) ................................................      NR        6.831%      09/01/08        1,800        1,777,500
                                                                                                                      ------------
AUTOMOBILE MANUFACTURERS(c)- 1.1%
  DaimlerChrysler NA Holding Corp., Notes ......................      A3        4.125%      03/07/07        4,600        4,548,204
  DaimlerChrysler NA Holding Corp., Co. Gtd. Notes .............      A3        5.486%      03/07/07        8,980        8,981,562
  DaimlerChrysler NA Holding Corp., Co. Gtd. Notes .............      A3        5.74%       03/13/09        2,700        2,701,847
                                                                                                                      ------------
                                                                                                                        16,231,613
                                                                                                                      ------------
CABLE TELEVISION - 0.2%
  CSC Holdings, Inc., Sr. Notes ................................      B2        7.875%      12/15/07        2,277        2,305,463
                                                                                                                      ------------
ELECTRIC - 0.1%
  CMS Energy Corp., Sr. Notes ..................................      B1         8.90%      07/15/08        1,900        1,976,000
                                                                                                                      ------------

ELECTRONIC COMPONENTS & EQUIPMENT - 2.4%
  Dominion Resources, Inc., Sr. Notes ..........................     Baa2        5.79%      09/28/07       11,100       11,106,671
  Entergy Gulf States, Inc., 1st Mortgage 144A  ................     Baa3        6.02%      12/08/08        6,300        6,305,405
  Nisource Finance Corp., Co. Gtd. Notes .......................     Baa3        3.20%      11/01/06        3,115        3,089,632
  Nisource Finance Corp., Co. Gtd. Notes .......................     Baa3       5.764%      11/23/09        4,300        4,304,713
  Progress Energy, Inc., Sr. Unsec'd. Notes ....................      A3         5.57%      11/14/08        7,400        7,405,002
  Southwestern Public Service Co., Sr. Notes ...................     Baa1       5.125%      11/01/06        2,900        2,893,527
                                                                                                                      ------------
                                                                                                                        35,104,950
                                                                                                                      ------------
ENTERTAINMENT & LEISURE - 0.3%
  Time Warner, Inc., Notes .....................................     Baa2        8.18%      08/15/07        4,200        4,308,902
                                                                                                                      ------------
FINANCIAL - BANK & TRUST - 1.4%
  HSBC Finance Corp., Sr. Unsec'd. Notes .......................      Aa3       5.459%      09/15/08        7,000        7,014,182
  Riggs Capital Trust, Co. Gtd. Notes ..........................      A3        8.625%      12/31/26        3,000        3,160,857
  Riggs Capital Trust II, Co. Gtd. Notes .......................      A3        8.875%      03/15/27        1,560        1,656,243
  Riggs Capital Trust II Preferred Securities, Series C, Co.
     Gtd. Notes, 144A ..........................................      A3        8.875%      03/15/27          850          902,440
  Royal Bank of Scotland PLC ...................................      Aa1        5.01%      04/11/08        3,800        3,800,437
  VTB Capital SA, Sr. Notes, 144A (Luxembourg)(l) ..............      A2        6.174%      09/21/07        4,400        4,403,300
                                                                                                                      ------------
                                                                                                                        20,937,459
                                                                                                                      ------------
FINANCIAL - BROKERAGE - 1.0%
  Goldman Sachs Group, Inc., Notes .............................      Aa3       5.527%      06/23/09        8,300        8,297,095
  Goldman Sachs Group, Inc., Notes .............................      Aa3        5.79%      06/28/10        6,400        6,431,616
                                                                                                                      ------------
                                                                                                                        14,728,711
                                                                                                                      ------------
FINANCIAL SERVICES - 4.2%
  Bombardier Capital, Inc., Keepwell Agreement, 144A ...........      Nr         7.09%      03/30/07        1,000        1,000,000
  Citigroup, Inc., Notes .......................................      Aa1        5.52%      12/26/08        3,900        3,901,092
  Federal Home Loan Mortgage Corp. .............................      Aaa        4.00%(v)   08/25/09        1,165        1,136,836
  Ford Motor Credit Co., Notes .................................     Baa2        5.51%      03/13/07        2,000        1,968,800
  Ford Motor Credit Co., Notes .................................      Ba2        6.32%      09/28/07        1,400        1,370,263
  Freddie Mac, Notes ...........................................      Aaa        4.48%      09/19/08       18,300       17,856,097
  General Electric Cap Corp., Notes ............................      Aaa       5.429%      06/15/09        2,400        2,403,151

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B168

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                         PRINCIPAL
                                                                   MOODY'S     INTEREST     MATURITY      AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)                                        RATINGS       RATE         DATE         (000)        (NOTE 2)
                                                                  ---------   ----------   ----------   -----------   ------------
  General Electric Cap Corp., Notes ............................     Aaa         5.22%      05/10/10      $ 6,500     $  6,496,386
  General Motors Acceptance Corp., Notes .......................     Ba1        5.968%      01/16/07        2,900        2,891,378
  General Motors Acceptance Corp., Notes .......................     Ba1        6.039%      03/20/07        3,000        2,979,408
  Lehman Brothers Holdings, Inc. ...............................     A1         5.659%      12/23/10        4,200        4,202,079
  MBNA Europe Funding PLC, 144A (United Kingdom)(l) ............     Aa1        5.336%      09/07/07        9,800        9,803,214
  Morgan Stanley, Sr. Notes  ...................................     Aa3        5.276%      02/09/09        3,900        3,904,341
                                                                                                                      ------------
                                                                                                                        59,913,045
                                                                                                                      ------------
FOOD - 0.6%
  Heinz (H.J.) Co., Notes, 144A  ...............................     Baa1       6.428%      12/01/20        5,700        5,791,143
  Kroger Co., Sr. Notes ........................................     Baa2       7.625%      09/15/06        3,000        3,009,183
                                                                                                                      ------------
                                                                                                                         8,800,326
                                                                                                                      ------------
HOTELS & MOTELS - 0.5%
  Host Marriott Corp., Co. Gtd. Notes ..........................     Ba2         9.25%      10/01/07        2,279        2,350,218
  Mandalay Resort Group, Sr. Notes .............................     Ba2         6.50%      07/31/09          900          882,000
  Mirage Resorts, Inc., Notes ..................................     Ba2         6.75%      08/01/07          800          803,000
  Mirage Resorts, Inc., Sr. Notes ..............................     Ba2         7.25%      10/15/06          589          591,209
  Park Place Entertainment Corp., Sr. Notes ....................     Baa3        8.50%      11/15/06        1,760        1,775,673
  Park Place Entertainment Corp., Sr. Sub. Notes ...............     Ba1        9.375%      02/15/07          500          508,750
                                                                                                                      ------------
                                                                                                                         6,910,850
                                                                                                                      ------------
MEDICAL SUPPLIES & EQUIPMENT
  HCA, Inc., Notes .............................................     Ba2         5.25%      11/06/08          500          486,821
                                                                                                                      ------------
OIL & GAS - 0.2%
  Transcontinental Gas Pipe Line Corp., Notes ..................     Ba2         6.25%      01/15/08          750          745,312
  Transcontinental Gas Pipe Line Corp., Notes, 144A ............     Ba1        6.348%      04/15/08        1,000          992,500
  Williams Cos., Inc., Notes, 144A  ............................     Ba2        6.375%      10/01/10          700          682,500
                                                                                                                      ------------
                                                                                                                         2,420,312
                                                                                                                      ------------
RETAIL & MERCHANDISING - 0.2%
  JC Penney & Co., Notes .......................................     Baa3        6.50%      12/15/07        2,910        2,936,152
                                                                                                                      ------------
TELECOMMUNICATIONS - 0.3%
  SPRINT Capital Corp., Co. Gtd. Notes .........................     Baa2        4.78%      08/17/06        2,000        1,997,828
  US West Communications .......................................     NR         5.625%      11/15/08        1,674        1,632,150
                                                                                                                      ------------
                                                                                                                         3,629,978
                                                                                                                      ------------
UTILITIES - 0.5%
  CMS Energy Corp., Sr. Notes ..................................     B1         9.875%      10/15/07        1,750        1,820,000
  Dominion Resources, Inc., Sr. Notes ..........................     Baa2        3.66%      11/15/06        1,400        1,389,511
  Ohio Edison Co., Notes, 144A .................................     Baa2       5.647%      06/15/09          500          496,154
  Ohio Edison Co., Sr. Notes ...................................     Baa2        4.00%      05/01/08        1,205        1,165,701
  Public Service Enterprise Group, Inc., Notes .................     Baa2       5.799%      09/21/08        1,700        1,702,440
                                                                                                                      ------------
                                                                                                                         6,573,806
                                                                                                                      ------------
TOTAL CORPORATE BONDS
  (cost $189,767,351)...............................................................................                   189,041,888
                                                                                                                      ------------
FOREIGN GOVERNMENT BONDS(l)- 0.1%
  Federal Republic of Brazil (Brazil) ..........................     Ba3        7.875%      03/07/15           25           26,175
  Federal Republic of Brazil (Brazil) ..........................     Ba3        8.875%      10/14/19           25           27,850
  Federal Republic of Brazil (Brazil) ..........................     NR         8.875%      04/15/24           25           27,750
  Federal Republic of Brazil (Brazil) ..........................     Ba3         8.75%      02/04/25           25           27,437
  Republic of Peru (Peru) ......................................     Ba3        9.125%      01/15/08        1,000        1,040,000
  Russian Federation (Russia) ..................................     Baa3        8.25%      03/31/10          489          507,764
                                                                                                                      ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (cost $1,663,836) ............................................                                                         1,656,976
                                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B169

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                             PRINCIPAL
                                                                   INTEREST     MATURITY      AMOUNT         VALUE
U.S. GOVERNMENT AGENCY                                               RATE         DATE         (000)        (NOTE 2)
MORTGAGE-BACKED SECURITIES - 7.5%                                 ----------   ----------   -----------   ------------
  Federal Home Loan Bank .......................................     3.85%      12/21/07      $   320     $    312,564
  Federal Home Loan Mortgage Corp. .............................    4.556%      01/01/34          308          301,002
  Federal Home Loan Mortgage Corp. .............................     6.00%      08/01/29-       6,873        6,767,601
                                                                                04/01/33
  Federal Home Loan Mortgage Corp. .............................     6.12%      12/01/26           58           59,677
  Federal Home Loan Mortgage Corp. .............................    6.461%      07/01/29          226          229,306
  Federal Home Loan Mortgage Corp. .............................     8.50%      01/01/25          399          427,393
  Federal National Mortgage Assoc. .............................    3.851%      10/01/33        7,444        7,240,854
  Federal National Mortgage Assoc. .............................     5.00%      10/01/17-      51,957       50,039,375
                                                                                07/18/21
  Federal National Mortgage Assoc. .............................    5.037%      03/01/17          345          344,673
  Federal National Mortgage Assoc. .............................    5.069%      04/01/24          126          125,893
  Federal National Mortgage Assoc. .............................     5.08%      05/01/25           55           55,176
  Federal National Mortgage Assoc. .............................     5.50%      07/15/34-      38,902       37,368,597
                                                                                10/01/35
  Federal National Mortgage Assoc. .............................    5.546%      04/01/32           75           75,354
  Federal National Mortgage Assoc. .............................     6.00%      04/01/12-       2,287        2,295,905
                                                                                11/01/17
  Federal National Mortgage Assoc. .............................    6.052%      12/01/29           89           90,256
  Federal National Mortgage Assoc. .............................    6.076%      01/01/25           17           16,893
  Government National Mortgage Assoc. ..........................    4.375%      05/20/24-         327          327,529
                                                                                06/20/26
  Government National Mortgage Assoc. ..........................     4.75%      07/20/17-         137          136,793
                                                                                07/20/24
  Government National Mortgage Assoc. ..........................    5.125%      11/20/29          463          466,248
  Government National Mortgage Assoc. ..........................    5.375%      01/20/26          218          218,348
  Government National Mortgage Assoc. ..........................     6.50%      04/15/26-         272          274,758
                                                                                06/15/29
  Government National Mortgage Assoc. ..........................     7.00%      01/15/24-          83           87,009
                                                                                08/15/25
  Government National Mortgage Assoc. ..........................     8.00%      06/20/30-       1,349        1,424,122
                                                                                01/20/32
  Government National Mortgage Assoc. ..........................     8.50%      10/15/29-         355          378,038
                                                                                01/15/31
                                                                                                          ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
  (cost $112,319,308) ..................................................................                   109,063,364
                                                                                                          ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.0%
  Federal Home Loan Bank  ......................................     3.00%      07/17/08        1,000          979,475
  Federal Home Loan Bank  ......................................    3.125%      08/25/08        1,715        1,701,134
  Federal Home Loan Bank  ......................................     3.15%      08/13/07        2,680        2,612,252
  Federal Home Loan Bank  ......................................     3.50%      10/22/07-       7,000        6,772,361
                                                                                03/17/09
  Federal Home Loan Bank  ......................................     3.73%      01/04/08        1,400        1,364,724
  Federal Home Loan Bank  ......................................     4.01%      10/28/08        1,075        1,041,372
  Federal Home Loan Bank  ......................................     4.25%      07/30/09        5,571        5,383,755
  Federal Home Loan Bank  ......................................     4.50%      06/12/13        5,500        5,152,169
  Federal Home Loan Mortgage Corp. .............................     4.00%      05/23/08        1,400        1,363,040
  Federal Home Loan Mortgage Corp. .............................     4.24%      07/30/09       19,700       19,027,856
  Federal National Mortgage Assoc. .............................     4.02%      05/07/09          755          726,591
  Federal National Mortgage Assoc. .............................     4.25%      07/30/09       23,525       22,716,940
  Federal National Mortgage Assoc. .............................    5.111%      09/07/06       28,000       27,988,436
  Federal National Mortgage Assoc. .............................    5.312%      09/22/06       18,200       18,197,124
                                                                                                          ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (cost $115,666,510) .................................................................                    115,027,229
                                                                                                          ------------
U.S. TREASURY OBLIGATIONS - 7.3%
  U.S. Treasury Bonds ..........................................     4.50%      11/15/10       25,100       24,517,605
  U.S. Treasury Notes ..........................................     3.50%      12/15/09        7,470        7,092,705
  U.S. Treasury Notes ..........................................     4.00%      03/15/10        3,600        3,466,548
  U.S. Treasury Notes ..........................................    4.625%      02/29/08       70,600       69,957,399
                                                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $106,014,350) .................................................................                    105,034,257
                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B170

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                              NUMBER
                                                                                                OF           VALUE
OUTSTANDING OPTIONS PURCHASED*                                                               CONTRACTS      (NOTE 2)
                                                                                            -----------   ------------
CALL OPTIONS
  Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50, Expires 10/04/06 .................     3,160       $         --
  Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50, Expires 10/04/06 .................     5,470                  1
                                                                                                          ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
  (cost $440,330) .......................................................................                            1
                                                                                                          ------------

                                                                                               Units
                                                                                            -----------
RIGHTS*
  United Mexican States Value Recovery Rights Series E (Mexico) (cost $0) ...............    5,500,000         145,750
                                                                                                          ------------
TOTAL LONG-TERM INVESTMENTS
   (cost $765,276,722) ..................................................................                  758,229,857
                                                                                                          ------------

                                                                                             PRINCIPAL
                                                                   INTEREST     MATURITY      AMOUNT
                                                                     RATE         DATE         (000)
                                                                  ----------   ----------   -----------
SHORT-TERM INVESTMENTS -- 49.6%

CERTIFICATE OF DEPOSIT(n) -- 2.8%
  Citibank NA ..................................................                            $ 40,000        40,000,000
                                                                                                          ------------
COMMERCIAL PAPER(n) -- 22.3%
  Barclays US ..................................................    5.055%      07/18/06      41,400        41,313,232
  Barclays US ..................................................    5.105%      08/22/06       4,000         3,970,555
  Cox Communications, Inc., 144A (cost $3,858,900;
     purchased 01/13/06)(h) ....................................     4.59%      07/17/06       3,859         3,850,611
  Cox Communications, Inc., 144A (cost $5,300,000;
     purchased 03/10/06)(h)  ...................................     5.10%      09/15/06       5,300         5,238,086
  Danske Corp. .................................................     4.98%      07/26/06      41,900        41,764,440
  Danske Corp. .................................................     5.08%      08/24/06       3,700         3,671,680
  DNB Nor Bank .................................................     5.18%      09/08/06       8,300         8,217,110
  Fortis Funding ...............................................     5.06%      07/06/06       3,900         3,898,355
  Fortis Funding ...............................................    5.265%      07/26/06      39,900        39,765,786
  Rabobank USA Disc. Note ......................................     5.25%      07/03/06      40,000        40,000,000
  Societe Generale .............................................    5.055%      08/15/06      41,400        41,141,376
  Societe Generale .............................................     5.05%      08/16/06       4,300         4,272,398
  Total Finance Disc. Note .....................................     5.27%      07/03/06      40,000        40,000,000
  UBS Finance ..................................................    4.985%      08/18/06      41,800        41,519,056
  UBS Finance ..................................................     4.99%      08/22/06         600           595,583
  UBS Finance Disc. Note .......................................    5.235%      08/08/06       2,400         2,387,436
                                                                                                          ------------
                                                                                                           321,605,704
                                                                                                          ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
  Federal Home Loan Mortgage Corp. .............................     4.95%      07/03/06      94,200        94,200,000
  Federal National Mortgage Assoc. .............................     5.05%      07/05/06      40,000        39,988,778
                                                                                                          ------------
                                                                                                           134,188,778
                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B171

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                     PRINCIPAL
                                                                     INTEREST       MATURITY          AMOUNT            VALUE
                                                                       RATE           DATE             (000)           (NOTE 2)
U.S. TREASURY OBLIGATIONS(n) -- 1.0%                                ----------     ----------       -----------     --------------
  U.S. Treasury Bills ....................................             4.71%        08/31/06          $ 3,000       $    2,976,744
  U.S. Treasury Bills ....................................            4.757%        08/31/06            7,750            7,689,922
  U.S. Treasury Bills ....................................            4.795%        09/14/06              750              742,793
  U.S. Treasury Bills ....................................             4.82%        09/14/06            3,750            3,713,962
                                                                                                                    --------------
                                                                                                                        15,123,421
                                                                                                                    --------------
                                                                                                       SHARES
                                                                                                    -----------
AFFILIATED MONEY MARKET MUTUAL FUND -- 0.2%
  Dryden Core Investment Fund - Taxable Money Market Series
    (cost $2,368,471)(w) (Note 4) ..........................................................          2,368,471          2,368,471
                                                                                                                    --------------
                                                                                                     PRINCIPAL
                                                                                                      AMOUNT
                                                                                                       (000)
                                                                                                    -----------
FOREIGN TREASURY BILLS(n)-- 14.0%
  France Discount Treasury Bill (France) ......................        2.83%        09/14/06    EUR    79,160          100,672,509
  France Discount Treasury Bill (France) ......................        2.86%        09/21/06    EUR     4,000            5,084,481
  France Discount Treasury Bill (France) ......................        2.83%        10/12/06    EUR     1,000            1,268,818
  German Treasury Bill (Germany) ..............................        2.76%        09/13/06    EUR     1,020            1,297,391
  German Treasury Bill (Germany) ..............................        2.87%        10/18/06    EUR    49,000           62,150,148
  German Treasury Bill (Germany) ..............................        3.02%        12/13/06    EUR    25,000           31,549,378
                                                                                                                    --------------
TOTAL FOREIGN TREASURY BILLS
  (cost $196,157,611) ......................................................................                           202,022,725
                                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $709,544,854) ......................................................................                           715,309,099
                                                                                                                    --------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN--102.1%
  (cost $1,474,821,576; Note 6) ............................................................                         1,473,538,956
                                                                                                                    --------------
                                                                                                    NUMBER
                                                                                                      OF
                                                                                                   CONTRACTS
                                                                                                  -----------
OUTSTANDING OPTIONS WRITTEN

CALL OPTIONS
  Swap 3 Month LIBOR & Fixed 4.50%, Strike Price 4.50, Expires 10/04/06 ....................       13,500,000                  (13)
  Swap 3 Month LIBOR & Fixed 4.54%, Strike Price 4.54, Expires 10/04/06 ....................       23,500,000                  (24)
                                                                                                                    --------------
                                                                                                                               (37)
                                                                                                                    --------------

PUT OPTION
  U.S. Dollar vs. Japanese Yen, Strike Price $112, Expires 07/26/06 .......................        24,000,000              (84,168)
                                                                                                                    --------------
TOTAL OUTSTANDING OPTIONS WRITTEN
  (premium received $469,913) .............................................................                                (84,205)
                                                                                                                    --------------
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN--102.1%
  (cost $1,474,351,663; Note 6) ...........................................................                          1,473,454,751
LIABILITIES IN EXCESS OF OTHER ASSETS(u) -- (2.1)% ........................................                            (30,607,719)
                                                                                                                    --------------
NET ASSETS -- 100.0% ......................................................................                         $1,442,847,032
                                                                                                                    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B172

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
NR    Not Rated by Moodys or Standard & Poor's

BRL   Brazilian Ruel

CLP   Chilean Peso

CNY   Chinese Yuan

EUR   Euro

JPY   Japanese Yen

MXP   Mexican Peso

PLZ   Polish Zloty

RUB   Russian Ruble

SKK   Slovakian Koruna

ZAR   South African Rand

*     Non-income producing security.

(c)   Indicates a variable rate security.

(d)   Standard & Poor's rating.

(g)   Indicates a security that has been deemed illiquid.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $9,158,900. The aggregate market value of $9,088,697 is approximately 0.6% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i) Represents issuer in default on interest payments. Non-income producing security.

(l)   US$ Denominated Foreign Bonds.

(n)   Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at June 30, 2006:

NUMBER OF                                                         EXPIRATION      VALUE AT         VALUE AT         UNREALIZED
CONTRACTS                         TYPE                               DATE        TRADE DATE      JUNE 30, 2006    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
  725          90 Day Euro Dollar .............................      Dec 06      $171,417,188      $171,109,063       $(308,125)
                                                                                                                      ==========

Forward foreign currency exchange contracts outstanding at June 30, 2006:

PURCHASE CONTRACTS

                                                                        IN                                     UNREALIZED
SETTLEMENT                               CONTRACTS TO                EXCHANGE              CONTRACTS          APPRECIATION
MONTH                TYPE                  RECEIVE                     FOR                 AT VALUE          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Jul 06            Buy    BRL                  576,937             $   272,526            $   265,878           $    (6,648)
Sep 06            Buy    BRL                  576,937                 247,294                262,017                14,723
Jul 06            Buy    CLP              131,805,771                 256,673                244,381               (12,292)
Sep 06            Buy    CLP              131,805,771                 242,550                244,302                 1,752
Mar 07            Buy    CNY               12,273,635               1,590,000              1,576,880               (13,120)
Jul 06            Buy    EUR               14,854,000              19,101,130             19,042,739               (58,391)
Jul 06            Buy    JPY              317,500,000               2,742,970              2,786,507                43,537
Aug 06            Buy    JPY            5,973,978,600              54,168,109             52,560,856            (1,607,253)
Sep 06            Buy    MXP                2,948,829                 266,188                258,840                (7,348)
Sep 06            Buy    PLZ                2,241,825                 751,030                707,912               (43,118)
Aug 06            Buy    RUB               21,756,484                 804,901                811,504                 6,603
Sep 06            Buy    SKK               22,307,842                 763,705                743,491               (20,214)
Aug 06            Buy    ZAR                3,590,000                 592,556                499,486               (93,070)
Oct 06            Buy    ZAR                3,590,000                 521,969                497,391               (24,578)
                                                                  --------------------------------------------------------
                                                                  $82,321,601            $80,502,184           $(1,819,417)
                                                                  ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B173

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

SALE CONTRACTS

                                                                      IN                                       UNREALIZED
SETTLEMENT                               CONTRACTS TO              EXCHANGE             CONTRACTS             APPRECIATION
MONTH                TYPE                  DELIVER                   FOR                 AT VALUE            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Jul 06            Sell   BRL                  576,937            $    251,061          $    265,878            $   (14,817)
Jul 06            Sell   CLP              131,805,771                 242,617               244,381                 (1,764)
Jul 06            Sell   EUR              131,786,000             165,010,811           168,948,861             (3,938,050)
Sep 06            Sell   EUR               45,000,000              57,090,962            57,912,656               (821,694)
Aug 06            Sell   JPY              289,700,000               2,510,423             2,548,868                (38,445)
Aug 06            Sell   ZAR                3,590,000                 523,896               499,485                 24,411
                                                                 ----------------------------------------------------------
                                                                 $225,629,770          $230,420,129            $(4,790,359)
                                                                 ==========================================================

Interest rate swap agreements outstanding at June 30, 2006:

                                                                                                   NOTIONAL          UNREALIZED
                                                                                EXPIRATION          AMOUNT          APPRECIATION
DESCRIPTION                                                                        DATE             (000)          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 4.00%.(1)                                      06/15/07         $182,000          $  (529,067)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(3)                                      12/20/11           84,600             (841,859)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(6)                                      12/20/11           15,000             (151,495)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(1)                                      12/20/08          693,600           (1,239,309)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(4)                                      12/20/08           52,500              (94,050)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(2)                                      12/20/08          244,700             (438,361)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(5)                                      12/20/08          212,300             (380,319)

Pay variable rate payments on the three month LIBOR-BBA floating rate
and receive fixed rate payments of 5.00%.(1)                                      12/20/08           73,400             (131,490)

Receive variable rate payments on the three month LIBOR-BBA floating
rate and pay fixed rate payments of 5.00%.(2)                                     12/20/16          188,200            2,861,706
                                                                                                                     -----------
                                                                                                                     $  (944,244)
                                                                                                                     ===========

Brokers/Counterparties

(1)   Morgan Stanley Capital Services, Inc.

(2)   Goldman Sachs Capital Markets, L.P.

(3)   UBS AG

(4)   Barclays Bank PLC

(5)   Lehman Brothers, Inc.

(6)   JPMorgan Chase Bank

(v)   The rate shown reflects the coupon rate after the step date.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B174

              -----------------------------------------------------
              AST PIMCO LIMITED MATURITY BOND PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

Credit default swap agreements outstanding at June 30, 2006:

                                                                                             NOTIONAL          UNREALIZED
                                                                         EXPIRATION           AMOUNT          APPRECIATION
DESCRIPTION                                                                 DATE               (000)         (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Receive a fixed rate equal to 1.80% and the Portfolio will pay to the counterparty par in the event of default of General Motors
Acceptance Corp. 6.875%, due 08/28/12.(2)                                  09/20/06           $2,400             $1,473

Receive a fixed rate equal to 1.70% and the Portfolio will pay to the counterparty par in the event of default of General Motors
Acceptance Corp. 6.875%, due 08/28/12.(2)                                  09/20/06            4,600              1,774

Receive a fixed rate equal to 1.75% and the Portfolio will pay to the counterparty par in the event of default of General Motors
Acceptance Corp. 6.875%, due 08/28/12.(1)                                  09/20/06            3,500              1,748
                                                                                                                 ------
                                                                                                                 $4,995
                                                                                                                 ======

Broker/Counterparty

(1) Goldman Sachs Capital Markets, L.P.

(2) Morgan Stanley Capital Services, Inc.

The industry classification of long-term portfolio holdings, short-term investments and liablilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

Collateralized Mortgage Obligations                                   14.8%
U.S. Government Agency Obligations                                     8.0
U.S. Government Agency
  Mortgage-Backed Securities                                           7.5
U.S. Treasury Obligations                                              7.3
Financial Services                                                     4.2
Electronic Components & Equipment                                      2.4
Asset-Backed Securities                                                1.7
Financial - Bank & Trust                                               1.4
Automobile Manufacturers                                               1.1
Financial - Brokerage                                                  1.0
Food                                                                   0.6
Hotels & Motels                                                        0.5
Utilities                                                              0.5
Entertainment & Leisure                                                0.3
Telecommunications                                                     0.3
Affiliated Money Market Mutual Fund                                    0.2
Cable Television                                                       0.2
Oil & Gas                                                              0.2
Retail & Merchandising                                                 0.2
Airlines                                                               0.1
Electric                                                               0.1
Foreign Government Bonds                                               0.1
Medical Supplies & Equipment                                            --*
Outstanding Options Purchased                                           --*
Rights                                                                  --*
Short-Term Investments                                                49.4
                                                                     -----
                                                                     102.1
Outstanding options written                                             --*
Liabilities in excess of other assets                                 (2.1)
                                                                     -----
                                                                     100.0%
                                                                     =====

* Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B175

                           --------------------------
                           AST MONEY MARKET PORTFOLIO
                           --------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                      PRINCIPAL
                                                                          INTEREST      MATURITY       AMOUNT           VALUE
                                                                            RATE          DATE          (000)          (NOTE 2)
                                                                         ----------    ----------    -----------    --------------
COMMERCIAL PAPER -- 45.7%
  Amsterdam Funding Corp., 144A (cost $79,838,222;
    purchased 06/15/2006)(h)(n) .....................................       5.20%       07/17/06      $ 80,000      $   79,838,222
  Bank of America Corp.(n) ..........................................      5.201%       09/07/06        60,000          59,427,890
  BASF AG, 144A (cost $49,868,750; purchased
    06/21/2006)(h)(n) ...............................................       5.25%       07/21/06        50,000          49,868,750
  Bear Stearns Co.(n) ...............................................      5.315%       08/09/06        36,000          35,803,345
  Cargill Global Fund PLC, 144A (cost $99,476,000;
    purchased 06/20/2006)(h)(n) .....................................       5.24%       08/08/06       100,000          99,476,000
  Ciesco LP, 144A (cost $19,896,944; purchased
    06/27/2006)(h)(n) ...............................................       5.30%       08/07/06        20,000          19,896,944
  Depfa Bank Europe PLC, 144A (cost $13,486,403;
    purchased 06/16/2006)(h)(n) .....................................       5.18%       07/10/06        13,500          13,486,403
  Dresdner US Finance, Inc.(n) ......................................       5.15%       07/12/06        40,000          39,948,500
  Dresdner US Finance, Inc.(n) ......................................       5.25%       07/21/06        42,059          41,948,595
  Falcon Asset Securities Corp., 144A (cost $46,849,208;
    purchased 06/21/2006)(h)(n) .....................................       5.25%       07/25/06        47,000          46,849,208
  Falcon Asset Securities Corp., 144A (cost $24,915,826;
    purchased 06/23/2006)(h)(n) .....................................       5.27%       07/26/06        25,000          24,915,826
  Falcon Asset Securities Corp., 144A (cost $51,453,531;
    purchased 06/20/2006)(h)(n) .....................................       5.24%       08/07/06        51,717          51,453,531
  HSBC Finance Corp.(n) .............................................       5.26%       08/03/06        50,000          49,773,528
  HSH Nordbank AG NY (cost $120,501,211; purchased
    06/29/2006)(h)(n) ...............................................       5.30%       07/31/06       121,000         120,501,211
  Long Lane Master Trust, 144A (cost $24,907,813;
    purchased 06/29/2006)(h)(n) .....................................       5.31%       07/28/06        25,000          24,907,813
  Nyala Funding LLC, 144A (cost $9,980,322;
    purchased 05/15/2006)(h)(n) .....................................       5.06%       07/17/06        10,000           9,980,322
  Nyala Funding LLC, 144A (cost $25,836,648;
    purchased 06/15/2006)(h)(n) .....................................       5.26%       08/15/06        26,000          25,836,648
  Old Line Funding Corp., 144A (cost $26,400,056;
    purchased 06/20/2006)(h)(n) .....................................       5.24%       07/24/06        26,481          26,400,056
  Park Granada LLC, 144A (cost $19,959,361;
    purchased 06/16/2006)(h)(n) .....................................      5.225%       07/17/06        20,000          19,959,361
  PB Finance Delaware, 144A (n) .....................................       5.09%       07/05/06           238             237,933
  Preferred Receivable Funding, 144A (cost $24,919,792;
    purchased 06/21/2006)(h)(n) .....................................       5.25%       07/25/06        25,000          24,919,792
  Prudential PLC, 144A (cost $1,485,944;
    purchased 06/09/2006)(h)(n) .....................................       5.19%       09/06/06         1,500           1,485,944
  Prudential PLC, 144A (cost $32,681,248;
    purchased 06/08/2006)(h)(n) .....................................       5.19%       09/08/06        33,000          32,681,248
  Sheffield Receivables, 144A (cost $19,909,411;
    purchased 06/22/2006)(h)(n) .....................................       5.26%       08/03/06        20,000          19,909,411
  Sheffield Receivables, 144A (cost $74,848,625;
    purchased 06/15/2006)(h)(n) .....................................       5.19%       07/17/06        75,000          74,848,625
  Stadshypotek Delaware, 144A (cost $93,898,736;
    purchased 06/27/2006)(h)(n) .....................................       5.31%       08/08/06        94,400          93,898,736
  Tulip Funding Corp., 144A (cost $9,957,144;
    purchased 06/29/2006)(h)(n) .....................................       5.32%       08/01/06        10,000           9,957,144
                                                                                                                    --------------
                                                                                                                     1,098,210,986
                                                                                                                    --------------
CERTIFICATES OF DEPOSIT -- 26.9%
  Barclays Bank PLC .................................................       5.20%       08/24/06        75,000          75,000,000
  Barclays Bank PLC .................................................      5.074%       04/05/07        30,000          29,995,104
  Citibank NA .......................................................      5.255%       09/08/06        83,000          83,000,000
  Citizens Bank of Rhode Island .....................................      5.255%       07/19/06       105,000         105,000,000
  HBOS Treasury Services PLC(c) .....................................      5.165%       03/14/07        50,000          50,000,000
  Nordea Bank AB ....................................................       5.70%       06/28/07        60,000          60,000,000
  Skandinaviska Enskilda Banken(c) ..................................      4.905%       02/01/07        10,000          10,000,282

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B176

                     --------------------------------------
                     AST MONEY MARKET PORTFOLIO (CONTINUED)
                     --------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                                                      PRINCIPAL
                                                                          INTEREST      MATURITY       AMOUNT           VALUE
                                                                            RATE          DATE          (000)          (NOTE 2)
                                                                         ----------    ----------    -----------    --------------
CERTIFICATES OF DEPOSIT (CONTINUED)
  Skandinaviska Enskilda Banken ...................................        5.087%       04/04/07      $ 80,000      $   79,991,227
  State Street Bank and Trust(c) ..................................        5.299%       12/15/06        50,000          49,997,904
  Suntrust Bank ...................................................        5.079%       05/01/07        34,665          34,664,538
  Wells Fargo & Co.(c) ............................................         4.80%       01/16/07        69,000          69,004,453
                                                                                                                    --------------
                                                                                                                       646,653,508
                                                                                                                    --------------
CORPORATE OBLIGATIONS -- 29.3%
  American Express Credit Corp., MTN(c) ...........................        5.229%       07/05/07        17,800          17,814,827
  American General Finance Corp., 144A, MTN(c) ....................        5.229%       07/13/07         5,000           5,000,000
  American Honda Finance Corp., 144A, MTN(c)(g) ...................        5.192%       08/11/06        20,000          20,001,338
  American Honda Finance Corp., 144A, MTN(c)(g) ...................        5.229%       11/22/06        15,000          15,003,893
  Bank of America Corp.(c) ........................................        4.875%       12/01/06        15,965          15,970,132
  DNB Nor Bank ASA, 144A ..........................................        5.312%       07/25/07        50,000          50,000,000
  Goldman Sachs Group, Inc., MTN(c) ...............................        5.162%       01/09/07        45,704          45,739,313
  Goldman Sachs Group, Inc., MTN ..................................        5.599%       03/30/07        50,000          50,040,114
  HSBC Finance Corp., MTN .........................................        5.271%       06/01/07        15,000          15,006,952
  HSBC Finance Corp., MTN(c) ......................................        5.128%       07/06/07        60,000          60,000,000
  Irish Life & Permanent PLC, 144A, MTN(c) ........................        5.319%       07/20/07         2,000           2,000,000
  JPMorgan Chase and Co., MTN .....................................        5.115%       07/02/07        35,000          35,000,000
  Merrill Lynch & Co., Inc., MTN(c) ...............................        5.587%       12/22/06        11,500          11,508,966
  Merrill Lynch & Co., Inc., MTN ..................................        5.239%       06/15/07        70,000          70,037,506
  Morgan Stanley (c) ..............................................        5.185%       01/12/07        27,938          27,959,554
  Morgan Stanley (c) ..............................................        5.295%       02/15/07        45,000          45,040,496
  National City Bank, Notes Cleveland (c) .........................         5.01%       02/14/07        50,000          50,000,000
  Nationwide Building Society, 144A (c) ...........................         5.55%       07/26/07        72,000          72,038,909
  Nationwide Building Society, 144A, MTN(c) .......................         5.16%       07/06/07         5,000           5,000,000
  Nordea Bank AB (c) ..............................................         5.13%       07/06/07        40,000          40,000,000
  Northern Rock PLC, 144A, MTN(c)(g) ..............................         5.13%       10/20/06        50,000          50,010,001
                                                                                                                    --------------
                                                                                                                       703,172,000
                                                                                                                    --------------
TOTAL INVESTMENTS--101.9%
  (cost $2,448,036,494; Note 6)(+) ...........................................................................       2,448,036,494
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9)% ..............................................................         (45,688,593)
                                                                                                                    --------------
NET ASSETS -- 100.0% .........................................................................................      $2,402,347,901
                                                                                                                    ==============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

MTN   Medium Term Note

+ The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

(c)   Indicates a variable rate security.

(g)   Indicates a security that has been deemed illiquid.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $871,071,195. The aggregate market value of $871,071,195 is approximately 36% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(n)   Rates shown are the effective yields at purchase date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B177

                      -------------------------------------
                      AST MONEYMARKET PORTFOLIO (CONTINUED)
                      -------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Commercial Paper                                                     45.6%
Certificates of Deposit                                              26.9
Diversified Financial Services                                       17.3
Banks                                                                 8.7
Financial Services                                                    1.9
Corporate Obligations                                                 1.5
                                                                    -----
                                                                    101.9
Liabilities in excess of other assets                                (1.9)
                                                                    -----
                                                                    100.0%
                                                                    =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B178

                    -----------------------------------------
                    AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.3%

                                                                                       VALUE
                                                                  SHARES              (NOTE 2)
                                                                ---------           ------------
AFFILIATED MUTUAL FUNDS
  AST AllianceBernstein Growth &
    Income Portfolio ................................           1,186,181           $ 24,032,032
  AST Federated Aggressive Growth
    Portfolio .......................................             725,026              7,859,283
  AST Large-Cap Value Portfolio .....................           2,705,703             47,890,950
  AST LSV International Value
    Portfolio .......................................           1,722,799             28,202,213
  AST Marsico Capital Growth
    Portfolio .......................................           1,953,512             37,019,052
  AST Small-Cap Value Portfolio .....................             439,852              6,870,488
  AST T. Rowe Price Large-Cap
    Growth Portfolio* ...............................           3,672,823             36,360,944
  AST T. Rowe Price Natural
    Resources Portfolio .............................             162,356              4,640,128
  AST William Blair International
    Growth Portfolio ................................           2,016,178             29,032,958
                                                                                    ------------
TOTAL INVESTMENTS(w) -- 97.3%
    (cost $225,784,823; Note 6) .........................................            221,908,048
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 2.7% ..............................................              6,266,658
                                                                                    ------------
NET ASSETS -- 100.0% ....................................................           $228,174,706
                                                                                    ============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Large-Cap Growth                                                      32.2%
Large-Cap Value                                                       31.5
International Growth                                                  12.7
International Value                                                   12.4
Small-Cap Growth                                                       3.5
Small-Cap Value                                                        3.0
Sector                                                                 2.0
                                                                     -----
                                                                      97.3
Other assets in excess of liabilities                                  2.7
                                                                     -----
                                                                     100.0%
                                                                     =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B179

                     ---------------------------------------
                     AST BALANCED ASSET ALLOCATION PORTFOLIO
                     ---------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.7%

                                                                                         VALUE
                                                                  SHARES                (NOTE 2)
                                                               ------------         ---------------
AFFILIATED MUTUAL FUNDS
  AST AllianceBernstein Growth &
    Income Portfolio ................................            6,694,019           $  135,620,821
  AST Federated Aggressive Growth
    Portfolio .......................................            4,193,764               45,460,397
  AST High Yield Bond Portfolio .....................            4,001,338               31,170,421
  AST Large-Cap Value Portfolio .....................           15,071,259              266,761,291
  AST LSV International Value
    Portfolio .......................................            9,636,860              157,755,400
  AST Marsico Capital Growth
    Portfolio .......................................           10,838,206              205,384,011
  AST Money Market Portfolio ........................               30,280                   30,280
  AST PIMCO Total Return Bond
    Portfolio .......................................           37,225,426              407,246,164
  AST Small-Cap Value Portfolio .....................            2,319,648               36,232,902
  AST T. Rowe Price Global Bond
    Portfolio .......................................            1,607,274               17,824,666
  AST T. Rowe Price Large-Cap
    Growth Portfolio* ...............................           20,848,919              206,404,296
  AST T. Rowe Price Natural
    Resources Portfolio..............................              965,407               27,591,336
  AST William Blair International
    Growth Portfolio ................................           11,336,996              163,252,743
                                                                                     --------------
TOTAL INVESTMENTS(w) -- 93.7%
    (cost $1,731,194,165; Note 6) ........................................            1,700,734,728
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 6.3%................................................              113,692,229
                                                                                     --------------
NET ASSETS -- 100.0% .....................................................           $1,814,426,957
                                                                                     ==============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Large/Mid-Cap Growth                                                 22.7%
Core Bonds                                                           22.4
Large/Mid-Cap Value                                                  22.2
International Growth                                                  9.0
International Value                                                   8.7
Small Cap Growth                                                      2.5
Small-Cap Value                                                       2.0
High Yield                                                            1.7
Sector                                                                1.5
Global Bonds                                                          1.0
Money Market                                                           --*
                                                                    -----
                                                                     93.7
Other assets in excess of liabilities                                 6.3
                                                                    -----
                                                                    100.0%
                                                                    =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B180

                  ---------------------------------------------
                  AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.7%

                                                                                         VALUE
                                                                  SHARES                (NOTE 2)
                                                                ----------           --------------
AFFILIATED MUTUAL FUNDS
  AST AllianceBernstein Growth &
    Income Portfolio ................................            9,687,451           $  196,267,749
  AST Federated Aggressive Growth
    Portfolio .......................................            6,234,620               67,583,281
  AST High Yield Bond Portfolio .....................            2,713,106               21,135,093
  AST Large-Cap Value Portfolio .....................           22,149,951              392,054,127
  AST LSV International Value
    Portfolio .......................................           13,852,609              226,767,207
  AST Marsico Capital Growth
    Portfolio .......................................           15,771,911              298,877,708
  AST Money Market Portfolio ........................               27,721                   27,721
  AST PIMCO Total Return Bond
    Portfolio .......................................           22,444,657              245,544,549
  AST Small-Cap Value Portfolio .....................            2,949,437               46,070,206
  AST T. Rowe Price Global Bond
    Portfolio .......................................                8,826                   97,884
  AST T. Rowe Price Large-Cap
    Growth Portfolio* ...............................           30,148,817              298,473,283
  AST T. Rowe Price Natural
    Resources Portfolio..............................            1,445,370               41,308,671
  AST William Blair International
    Growth Portfolio ................................           16,362,350              235,617,841
                                                                                      -------------
TOTAL INVESTMENTS(w) -- 96.7%
    (cost $2,108,213,733; Note 6) ........................................            2,069,825,320
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 3.3%................................................               71,330,609
                                                                                     --------------
NET ASSETS -- 100.0% .....................................................           $2,141,155,929
                                                                                     ==============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the portfolio also serves as manager of the underlying portfolios in which the portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Large/Mid-Cap Growth                                                  27.9%
Large/Mid-Cap Value                                                   27.5
Core Bonds                                                            11.5
International Growth                                                  11.0
International Value                                                   10.6
Small Cap Growth                                                       3.2
Small Cap Value                                                        2.1
Sector                                                                 1.9
High Yield                                                             1.0
Global Bond                                                             --*
Money Market                                                            --*
                                                                     -----
                                                                      96.7
Other assets in excess of liabilities                                  3.3
                                                                     -----
                                                                     100.0%
                                                                     =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B181

                   -------------------------------------------
                   AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 92.1%

                                                                                       VALUE
                                                                  SHARES              (NOTE 2)
                                                                ----------          ------------
AFFILIATED MUTUAL FUNDS
  AST AllianceBernstein Growth &
    Income Portfolio ................................            1,329,367          $ 26,932,983
  AST Federated Aggressive Growth
    Portfolio .......................................              884,360             9,586,464
  AST High Yield Bond Portfolio .....................            1,234,796             9,619,064
  AST Large-Cap Value Portfolio .....................            3,131,325            55,424,449
  AST LSV International Value
    Portfolio .......................................            1,957,253            32,040,224
  AST Marsico Capital Growth
    Portfolio .......................................            2,236,595            42,383,475
  AST Money Market Portfolio ........................                4,481                 4,481
  AST PIMCO Total Return Bond
    Portfolio .......................................           11,788,617           128,967,473
  AST Small-Cap Value Portfolio .....................              413,848             6,464,306
  AST T. Rowe Price Global Bond
    Portfolio .......................................              385,017             4,269,843
  AST T. Rowe Price Large-Cap
    Growth Portfolio* ...............................            4,266,972            42,243,018
  AST T. Rowe Price Natural
    Resources Portfolio..............................              191,961             5,486,234
  AST William Blair International
    Growth Portfolio ................................            2,354,057            33,898,421
                                                                                    ------------
TOTAL INVESTMENTS(w) -- 92.1%
    (cost $404,759,353; Note 6) ..........................................           397,320,435
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 7.9% ...............................................            33,923,596
                                                                                    ------------
NET ASSETS -- 100.0%......................................................          $431,244,031
                                                                                    ============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Core Bonds                                                            29.9%
Large/Mid-Cap Growth                                                  19.6
Large/Mid-Cap Value                                                   19.1
International Growth                                                   7.9
International Value                                                    7.4
High Yield                                                             2.2
Small-Cap Growth                                                       2.2
Small-Cap Value                                                        1.5
Sector                                                                 1.3
Global Bonds                                                           1.0
Money Market                                                            --*
                                                                     -----
                                                                      92.1
Other assets in excess of liabilities                                  7.9
                                                                     -----
                                                                     100.0%
                                                                     =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B182

                   -------------------------------------------
                   AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 87.7%

                                                                                       VALUE
                                                                  SHARES              (NOTE 2)
                                                                ----------          ------------
AFFILIATED MUTUAL FUNDS
  AST AllianceBernstein Growth &
    Income Portfolio ................................             345,936           $  7,008,654
  AST Federated Aggressive Growth
    Portfolio .......................................             243,428              2,638,760
  AST High Yield Portfolio...........................             709,016              5,523,233
  AST Large-Cap Value Portfolio .....................             795,400             14,078,577
  AST LSV International Value
    Portfolio .......................................             503,342              8,239,708
  AST Marsico Capital Growth
    Portfolio .......................................             598,158             11,335,087
  AST Money Market Portfolio ........................              19,296                 19,296
  AST PIMCO Total Return Bond
    Portfolio .......................................           7,103,264             77,709,711
  AST Small-Cap Value Portfolio .....................             116,967              1,827,025
  AST T. Rowe Price Global Bond
    Portfolio .......................................             271,033              3,005,754
  AST T. Rowe Price Large-Cap
    Growth Portfolio* ...............................           1,131,826             11,205,080
  AST T. Rowe Price Natural
    Resources Portfolio..............................              65,176              1,862,719
  AST William Blair International
    Growth Portfolio ................................             614,373              8,846,972
                                                                                    ------------
TOTAL INVESTMENTS(w) -- 87.7%
    (cost $154,281,513; Note 6)..........................................            153,300,576
OTHER ASSETS IN EXCESS
    OF LIABILITIES -- 12.3%..............................................             21,513,258
                                                                                    ------------
NET ASSETS -- 100.0% ....................................................           $174,813,834
                                                                                    ============

*     Non-income producing security.

(w) Prudential Investments LLC, the co-manager of the Portfolio also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 was as follows:

INVESTMENT TYPE
---------------
Core Bonds                                                            44.5%
Large/Mid-Cap Growth                                                  12.9
Large/Mid-Cap Value                                                   12.1
International Growth                                                   5.1
International Value                                                    4.7
High Yield                                                             3.2
Global Bonds                                                           1.7
Small Cap Growth                                                       1.5
Sector                                                                 1.0
Small-Cap Value                                                        1.0
Money Market                                                            --*
                                                                     -----
                                                                      87.7
Other assets in excess of liabilities                                 12.3
                                                                     -----
                                                                     100.0%
                                                                     =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B183

                        ---------------------------------
                        AST ADVANCED STRATEGIES PORTFOLIO
                        ---------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 74.5%

COMMON STOCKS -- 50.2%

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ADVERTISING
    Focus Media Holding Ltd. ................           1,100      $     71,676
                                                                   ------------
AEROSPACE & DEFENSE -- 0.9%
    General Dynamics Corp. ..................           3,647           238,733
    Honeywell International, Inc. ...........           8,600           346,580
    Lockheed Martin Corp. ...................           4,214           302,312
    Raytheon Co. ............................           5,000           222,850
    United Technologies Corp. ...............           6,184           392,189
                                                                   ------------
                                                                      1,502,664
                                                                   ------------
AGRICULTURE/HEAVY EQUIPMENT -- 0.2%
    Altria Group, Inc. ......................           2,400           176,232
    Syngenta AG (Switzerland) ...............           1,000           132,919
                                                                   ------------
                                                                        309,151
                                                                   ------------
AIRLINES -- 0.2%
    Cathay Pacific Air (Hong Kong) .........           39,100            68,470
    Gol- Linhas Aereas Inteligentes SA,
       ADR (Brazil) .........................           2,400            85,200
    Qantas Airways Ltd.(Australia) ..........          54,000           118,777
    Singapore Airlines Ltd.(Singapore)  .....          17,000           136,400
                                                                   ------------
                                                                        408,847
                                                                   ------------
AUTO MANUFACTURES -- 0.1%
    Fuji Heavy Industries Ltd.(Japan) .......          21,700           126,855
                                                                   ------------
AUTO PARTS & RELATED -- 0.1%
    Compagnie Generale des
       Establissements Michelin
       (Class B Stock) (France) .............           2,600           156,300
                                                                   ------------
AUTO/TRUCKS PARTS & EQUIPMENT
    Valeo SA (France) .......................           2,000            71,218
                                                                   ------------
AUTOMOBILE MANUFACTURERS -- 1.1%
    Daimler-Chrysler AG (Germany) ...........           2,300           113,642
    General Motors Corp. ....................           4,900           145,971
    Honda Motor Co. Ltd. (Japan) ............           8,000           253,758
    Nippon Unipac Group, Inc. (Japan) .......              30           122,684
    Nissan Motor Co. Ltd. (Japan) ...........          20,600           225,009
    PSA Peugeot Citroen SA (France) .........           1,100            68,448
    Renault SA (France)* ....................             900            96,696
    Toyota Motor Corp. (Japan) ..............           3,400           177,962
    Toyota Motor Corp., ADR (Japan) .........           6,547           684,751
    Volkswagen, AG (Germany) ................           1,500           105,196
                                                                   ------------
                                                                      1,994,117
                                                                   ------------
AUTOMOTIVE PARTS -- 0.5%
    Continental AG (Germany) ................           1,900           194,221
    Denso Corp. (Japan) .....................           9,700           317,005
    Georg Fischer AG (Switzerland)* .........             200            85,886
    GKN PLC (United Kingdom)* ...............          30,500           153,975
    Yokohama Rubber Co. Ltd. (Japan) ........          19,000            84,009
                                                                   ------------
                                                                        835,096
                                                                   ------------
BANKING -- 1.1%
    Bank of America Corp. ...................          11,600           557,960
    Barclays PLC (United Kingdom) ...........          15,600           177,269
    EFG International (Switzerland)* ........           3,300            91,775
    HBOS PLC (United Kingdom) ...............          46,800           813,507
    Standard Chartered PLC
       (United Kingdom) .....................           9,300           227,010
                                                                   ------------
                                                                      1,867,521
                                                                   ------------
BANKS
    Bank Rakyat Indonesia (Indonesia)  ......         138,000            61,082
                                                                   ------------
BEVERAGES -- 0.3%
    Anheuser-Busch Cos., Inc. ...............           6,500           296,335
    Asahi Breweries Ltd. (Japan) ............          11,400           160,082
    Coca Cola Hellenic Bottling Co. SA
       (Greece) .............................           4,900           147,980
                                                                   ------------
                                                                        604,397
                                                                   ------------
BIOTECHNOLOGY -- 0.6%
    Genentech, Inc.* ........................          11,732           959,678
    Genzyme Corp.* ..........................           2,463           150,366
                                                                   ------------
                                                                      1,110,044
                                                                   ------------
BROADCASTING -- 0.2%
    Liberty Media Holding Corp.-
       Capital, Series A ....................           1,900           159,163
    Liberty Media Holding Corp.-
       Interactive ..........................           8,700           150,162
                                                                   ------------
                                                                        309,325
                                                                   ------------
BUILDING MATERIALS -- 0.2%
    Hanson PLC (United Kingdom) .............           8,100            98,335
    Lafarge, SA (France) ....................           1,500           188,308
                                                                   ------------
                                                                        286,643
                                                                   ------------
BUSINESS SERVICES -- 0.2%
    Chiyoda Corp. (Japan) ...................           4,000            81,790
    Grupo Ferrovial SA (Spain) ..............           2,600           198,534
    KK DaVinci Advisors (Japan)* ............              54            53,320
                                                                   ------------
                                                                        333,644
                                                                   ------------
CAPITAL MARKETS -- 1.5%
    Goldman Sachs Group, Inc. ...............           6,405           963,504
    Schwab, (Charles) Corp. .................           7,400           118,252
    UBS AG, ADR (Switzerland) ...............           8,841           969,858
    UBS AG (Switzerland) ....................           4,700           515,153
                                                                   ------------
                                                                      2,566,767
                                                                   ------------
CHEMICALS -- 0.6%
    Arkema (France) .........................              17               663
    Asahi Kasei Corp. (Japan) ...............          15,000            97,912
    BASF AG (Germany) .......................           3,600           289,076
    Bayer AG (Germany) ......................           1,700            78,147
    Denki Kagaku Kogyo Kabushiki
       Kiasha (Japan) .......................          18,000            74,869
    Dow Chemical Co. ........................           2,900           113,187
    DuPont, (E.I.) de Nemours & Co. .........           5,800           241,280
    Imperial Chemical Industries PLC
       (United Kingdom) .....................          14,700            98,676
    Nitto Denko Corp., ADR (Japan) ..........           1,300            92,581
                                                                   ------------
                                                                      1,086,391
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B184

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
CLOTHING & APPAREL -- 0.1%
    Benetton Group SpA (Italy) ..............           5,600      $     83,660
    Honeys Co, Ltd. (Japan) .................           1,300            55,662
                                                                   ------------
                                                                        139,322
                                                                   ------------
COMMERCIAL BANKS -- 0.4%
    Banco Popolare di Verona, Scrl.
       (Italy) ..............................           4,000           107,184
    Mellon Financial Corp. ..................           7,500           258,225
    Royal Bank of Scotland Group PLC
       (United Kingdom) .....................           9,100           299,199
    Societe Generale (France) ...............             600            88,255
                                                                   ------------
                                                                        752,863
                                                                   ------------
COMMERCIAL SERVICES -- 0.3%
    Boston Scientific Corp.* ................           7,400           124,616
    SGS Societe Generale
       (Switzerland)* .......................             150           142,325
    Waste Management, Inc. ..................           8,300           297,804
                                                                   ------------
                                                                        564,745
                                                                   ------------
COMMUNICATION EQUIPMENT -- 0.2%
    QUALCOMM, Inc. ..........................           9,155           366,841
                                                                   ------------
COMPUTER SERVICES & SOFTWARE -- 0.6%
    Infosys Technologies Ltd., ADR
       (India) ..............................           4,200           320,922
    Microsoft Corp. .........................          16,400           382,120
    SAP AG (Germany) ........................           1,650           348,222
    TomTom NV (Netherlands)* ................           2,200            85,571
                                                                   ------------
                                                                      1,136,835
                                                                   ------------
COMPUTERS -- 0.2%
    International Business Machines
       Corp. ................................           3,800           291,916
                                                                   ------------
CONGLOMERATES -- 0.1%
    Citic Pacific Ltd. (Hong Kong) ..........          29,000            85,510
                                                                   ------------
CONSTRUCTION -- 0.5%
    Interserve PLC (United Kingdom) .........          12,700            89,243
    Jacobs Engineering Group, Inc.* .........           2,515           200,295
    JS Group Corp. (Japan) ..................           1,400            29,422
    KB Home .................................           4,110           188,443
    Taylor Woodrow PLC
       (United Kingdom) .....................          15,900            98,204
    Vinci SA (France) .......................           2,100           216,358
                                                                   ------------
                                                                        821,965
                                                                   ------------
CONSUMER FINANCE -- 0.1%
    American Express Co. ....................           3,600           191,592
                                                                   ------------
CONSUMER PRODUCTS & SERVICES -- 0.5%
    Avon Products, Inc. .....................           6,900           213,900
    Electrolux AB (Sweden) ..................           5,000            72,255
    Fisher & Paykel Apppliances
       Holdings Ltd. (New Zealand) ..........           9,200            25,841
    Newell Rubbermaid, Inc. .................           8,800           227,304
    Reckitt Benckiser PLC
       (United Kingdom) .....................          11,300           422,102
                                                                   ------------
                                                                        961,402
                                                                   ------------
COSMETICS & TOILETRIES -- 0.3%
    L'Oreal (France) ........................           6,300           595,085
                                                                   ------------
DISTRIBUTION/WHOLESALE -- 0.1%
    Sumitomo Corp. (Japan) ..................          16,000           210,975
                                                                   ------------
DIVERSIFIED -- 0.3%
    Siemens AG (Germany) ....................           5,400           469,875
    Tomkins, PLC. (United Kingdom) ..........          15,800            84,074
                                                                   ------------
                                                                        553,949
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.0%
    Azimut Holding SpA (Italy) ..............           3,800            39,612
    Citigroup, Inc. .........................           6,800           328,032
    Fannie Mae ..............................           3,400           163,540
    JPMorgan Chase & Co. ....................          14,800           621,600
    Merrill Lynch & Co., Inc. ...............           3,400           236,504
    Suncorp-Metway Ltd. (Australia) .........           1,700            24,445
    U.S. Bancorp ............................          11,100           342,768
                                                                   ------------
                                                                      1,756,501
                                                                   ------------
DIVERSIFIED MACHINERY -- 0.1%
    Volvo, AB (Class B Stock) (Sweden)                  2,800           137,729
                                                                   ------------
DIVERSIFIED OPERATIONS -- 0.2%
    IFIL - Investments SpA (Italy) ..........           6,300            35,778
    LVMH Moet Hennessy Louis Vuitton
       (France) .............................           3,500           347,390
                                                                   ------------
                                                                        383,168
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
    AT&T, Inc. ..............................           9,900           276,111
    Telestra Corp. Ltd. (Australia) .........          48,400           132,355
    Verizon Communications, Inc. ............           6,900           231,081
                                                                   ------------
                                                                        639,547
                                                                   ------------
ELECTRIC -- 0.1%
    Tokyo Electric Power Co, Inc.
       (Japan) ..............................           4,600           127,019
                                                                   ------------
ELECTRIC PRODUCTS -- 0.1%
    SMK Corp. (Japan) .......................          16,000           101,922
                                                                   ------------
ELECTRIC UTILITIES -- 0.1%
    Entergy Corp. ...........................           3,500           247,625
                                                                   ------------
ELECTRONIC COMPONENTS -- 0.5%
    Alpine Electronics, Inc. (Japan) ........           4,800            66,061
    Hitachi Ltd. (Japan) ....................          10,000            66,061
    Hon Hai Precision Industry Co. Ltd. .....          11,900           147,017
    Kansai Electric Power Co., Inc. (The)
       (Japan) ..............................           9,900           221,461
    Keyence Corp. (Japan) ...................             900           229,797
    Texas Instruments, Inc. .................           6,055           183,406
                                                                   ------------
                                                                        913,803
                                                                   ------------
Electronic Equipment & Instruments
    Alps Electric Co. Ltd. (Japan) ..........           6,300            78,722
                                                                   ------------
ELECTRONICS -- 0.1%
    Schneider Electric, SA (France) .........             900            93,818
                                                                   ------------
ENERGY
    Solarworld AG (Greece) ..................             900            56,487
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B185

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
    Halliburton Co. .........................           7,920      $    587,743
    Schlumberger Ltd. (Netherlands) .........          10,499           683,590
                                                                   ------------
                                                                      1,271,333
                                                                   ------------
ENTERTAINMENT & LEISURE -- 0.4%
    Capcom Co. Ltd. (Japan) .................           6,100            73,132
    Las Vegas Sands, Inc.* ..................           5,573           433,914
    Walt Disney Co. (The) ...................           7,600           228,000
                                                                   ------------
                                                                        735,046
                                                                   ------------
EQUIPMENT SERVICES -- 0.1%
    Bluescope Steel Ltd. (Australia) ........          24,300           143,556
                                                                   ------------
EXCHANGE TRADED FUNDS -- 7.6%
    Consumer Staples Select Sector
       Fund .................................          19,800           598,752
    Health Care Select Sector Fund ..........          24,100           582,979
    Industrial Select Sector Fund ...........          10,875           367,575
    iShares Dow Jones U.S.
       Transportation Index Fund ............           3,850           340,956
    iShares MSCI EAFE Index Fund ............          38,300         2,504,437
    iShares MSCI Emerging Markets
       Index Fund ...........................          12,800         1,201,920
    iShares MSCI Germany Index Fund .........          51,200         1,174,016
    iShares MSCI Japan Index Fund ...........          82,100         1,119,844
    ishares MSCI Spain Index Fund ...........          17,550           742,365
    iShares Russell 1000 Growth Index
       Fund .................................          25,100         1,269,558
    iShares Russell 1000 Value Index
       Fund .................................          17,500         1,279,600
    iShares S&P Global 100 Index Fund .......          14,925           987,886
    iShares S&P Global Energy Sector
       Index Fund ...........................          11,350         1,200,489
                                                                   ------------
                                                                     13,370,377
                                                                   ------------
FARMING & AGRICULTURE -- 0.1%
    Archer-Daniels-Midland Co. ..............           4,229           174,573
    AWB Ltd. (Australia) ....................          25,500            82,050
                                                                   ------------
                                                                        256,623
                                                                   ------------
FINANCE - CONSUMER LOANS -- 0.1%
    Cattles PLC (United Kingdom) ............          15,200            92,546
                                                                   ------------
FINANCIAL - BANK & TRUST -- 3.4%
    ABN AMRO Holding NV
       (Netherlands) ........................           3,000            82,077
    Alliance & Leicester PLC
       (United Kingdom)* ....................           4,400            94,872
    Anglo Irish Bank Corp. PLC (Ireland) ....          12,400           193,495
    Banche Popolari Unite Scpa (Italy) ......           3,400            87,976
    Banco Bilbao Vizcaya Argentaria SA
       (Spain) ..............................           9,800           201,558
    Banco Santander Central Hispano
       SA (Spain) ...........................          26,500           387,079
    BNP Paribas SA (France) .................           6,100           583,995
    Bradford & Bingley PLC
         (United Kingdom) ...................          18,200           156,415
    Commonwealth Bank of Australia
       (Australia) ..........................           6,600           217,808
    Credit Agricole SA (France) .............           7,200           273,973
    Credit Suisse Group (Switzerland)*  .....           6,300           352,476
    Danske Bank SA (Denmark) ................           3,900           148,461
    Deutsche Bank AG (Germany)* .............           1,900           213,857
    EFG Eurobank Ergasias (Greece) ..........           3,400            94,281
    Erste Bank der Oesterreichischen
       Sparkassen AG (Austria) ..............           3,000           168,835
    Fifth Third Bancorp .....................           6,900           254,955
    Fortis Funding LLC (Belgium) ............           6,100           207,695
    HDFC Bank Ltd., ADR (India) .............           4,000           218,200
    Lloyds TSB Group PLC
       (United Kingdom) .....................          21,800           214,263
    Mitsubishi Tokyo Financial Group,
       Inc. (Japan) .........................              41           573,226
    Nordea Bank AB (Sweden) .................          16,000           191,197
    San Paolo - IMI SpA (Italy) .............           5,000            88,446
    State Street Corp. ......................           4,200           243,978
    Verwaltungs und Privat Bank AG
       (Switzerland)* .......................             500           106,028
    Wells Fargo & Co. .......................           8,731           585,675
                                                                   ------------
                                                                      5,940,821
                                                                   ------------
FINANCIAL SERVICES -- 1.1%
    Aeon Credit Service Co. Ltd. (Japan) ....           3,600            87,452
    Ameriprise Financial, Inc. ..............           4,000           178,680
    Banco Itau Holding Financeira SA
       ADR (Brazil) .........................           4,300           125,388
    Bancolombia SA, ADR (Columbia) ..........           2,000            48,200
    CITIC International Financial
       Holding Ltd. (Hong Kong) .............         138,000            77,740
    Daiwa Securities Group, Inc. (Japan) ....          18,000           214,540
    Eurazeo (France) ........................             820            81,231
    Irish Life & Permanent PLC (Ireland) ....           4,900           116,573
    Macquarie Bank Ltd. (Australia) .........           4,900           251,243
    National Bank of Greece ADR
       (Greece) .............................          22,800           182,400
    ORIX Corp. (Japan) ......................           2,100           512,889
    Takefuji Corp. (Japan) ..................           1,900           113,229
                                                                   ------------
                                                                      1,989,565
                                                                   ------------
FOOD & BEVERAGE -- 0.2%
    Coca-Cola Co. ...........................           7,500           322,650
                                                                   ------------
FOOD & STAPLES RETAILING -- 0.3%
    Q.P. Corp. (Japan) ......................           7,200            68,389
    Wal-Mart Stores, Inc. ...................           9,650           464,840
                                                                   ------------
                                                                        533,229
                                                                   ------------
FOOD PRODUCTS -- 0.1%
    General Mills, Inc. .....................           3,100           160,146
                                                                   ------------
FOODS -- 0.2%
    Campbell Soup Co. .......................           4,500           166,995
    Dairy Crest Group PLC
       (United Kingdom) .....................          13,100           121,972
    IAWS Group PLC (Ireland) ................           2,600            45,892
    Tate & Lyle PLC (United Kingdom) ........           2,300            25,753
                                                                   ------------
                                                                        360,612
                                                                   ------------
FOREST PRODUCTS & PAPER -- 0.1%
    Stora Enso Oyj (Class R Shares)
       (Finland) ............................          15,400           215,095
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B186

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
GAS DISTRIBUTION -- 0.1%
    Centrica PLC (United Kingdom) ...........          16,700      $     88,091
                                                                   ------------
HEALTHCARE PROVIDERS & SERVICES -- 1.1%
    Burlington North Santa Fe Corp. .........           6,053           479,700
    Capio AB (Sweden)* ......................           2,260            40,510
    UnitedHealth Group, Inc. ................          30,699         1,374,701
                                                                   ------------
                                                                      1,894,911
                                                                   ------------
HOTELS & MOTELS -- 0.2%
    MGM Mirage * ............................           5,561           226,889
    Wynn Resorts Ltd.* ......................           1,710           125,343
                                                                   ------------
                                                                        352,232
                                                                   ------------
HOUSEHOLD PRODUCTS / WARES
    Husqvarna AB (Class B Stock)
       (Sweden) .............................           2,100            25,314
                                                                   ------------
INDUSTRIAL CONGLOMERATES -- 0.5%
    General Electric Co. ....................          19,100           629,536
    Tyco International Ltd. .................           9,100           250,250
                                                                   ------------
                                                                        879,786
                                                                   ------------
INDUSTRIAL GASES -- 0.4%
    Air Products & Chemicals, Inc. ..........           4,860           310,651
    Praxair, Inc.* ..........................           5,646           304,884
                                                                   ------------
                                                                        615,535
                                                                   ------------
INDUSTRIAL PRODUCTS -- 0.2%
    Rolls-Royce Group PLC
       (United Kingdom)* ....................          49,500           378,960
                                                                   ------------
INSTRUMENTS - CONTROLS
    Rotork PLC (United Kingdom) .............           4,200            53,202
                                                                   ------------
INSURANCE -- 2.1%
    Aegon N.V. (Netherlands) ................           5,200            88,925
    American International Group, Inc. . ....           4,700           277,535
    Aviva PLC (United Kingdom) ..............           8,300           117,493
    Baloise Holding (Switzerland) ...........           2,100           161,380
    China Life Insurance Co. Ltd.
         (Hong Kong)* .......................         104,200           164,358
    CNP Assurances (France) .................             700            66,568
    Genworth Financial, Inc.
         (Class A Stock) ....................          18,111           630,987
    Hartford Financial Services Group,
       Inc. .................................           2,800           236,880
    ING Groep NV, ADR (Netherlands)   .......           8,700           341,955
    Legal & General PLC
         (United Kingdom) ...................          70,600           167,436
    Lincoln National Corp. ..................           2,800           158,032
    Manulife Financial Corp. (Canada) .......           9,800           310,513
    Marsh & McLennan Cos., Inc. .............          14,300           384,527
    Royal & Sun Alliance Insurance
       Group PLC (United Kingdom) ...........          69,600           173,109
    St. Paul Travelers Cos., Inc. (The) .....           5,000           222,900
    Swiss, Re. (Switzerland) ................           2,200           153,769
    Zurich Financial Services AG
         (Switzerland)* .....................             300            65,764
                                                                   ------------
                                                                      3,722,131
                                                                   ------------
INVESTMENT FIRMS -- 0.2%
    Morgan Stanley Dean Witter & Co. ........           4,700           297,087
    MTN Group Ltd. (South Africa) ...........           3,800            28,036
                                                                   ------------
                                                                        325,123
                                                                   ------------
IRON / STEEL -- 0.1%
    Ssab Svenskt Stal AB, Series B
       (Sweden) .............................           5,100            96,377
                                                                   ------------
MACHINERY -- 0.7%
    Caterpillar, Inc. .......................          10,550           785,764
    Deere & Co. .............................           3,072           256,481
    MAN AG (Germany)* .......................           1,200            86,904
    Misumi Corp. (Japan) ....................           2,400            44,879
    Rieter Holdings AG (Switzerland) ........             200            76,889
                                                                   ------------
                                                                      1,250,917
                                                                   ------------
MACHINERY - CONSTRUCTION & MINING -- 0.2%
    Komatsu Ltd. (Japan) ....................          21,000           417,468
                                                                   ------------
MANUFACTURING -- 0.1%
    Hoya Corp. (Japan) ......................           5,000           177,822
                                                                   ------------
MEDIA -- 1.2%
    CBS Corp. (Class B Stock) ...............           4,000           108,200
    Comcast Corp. (Class A Stock)* ..........          31,110         1,018,541
    Comcast Corp. (Special Class A
       Stock)* ..............................           1,400            45,892
    Dow Jones & Co., Inc. ...................           3,700           129,537
    Fuji Television Network, Inc. (Japan) ...              10            22,195
    Modern Times Group (Class B Stock)
       (Sweden) .............................           1,200            63,112
    Modern Times Group AB (Sweden) ..........           1,000             3,424
    Naspers Ltd. (Class N Stock)
       (South Africa) .......................           1,700            28,895
    New York Times Co. (Class A Stock) ......           6,900           169,326
    Time Warner, Inc.* ......................          19,300           333,890
    Viacom, Inc. (Class B Stock)* ...........           3,500           125,440
                                                                   ------------
                                                                      2,048,452
                                                                   ------------
MEDICAL SUPPLIES & EQUIPMENT -- 0.9%
    Amylin Pharmaceuticals, Inc.* ...........           6,377           314,832
    Essilor International SA (France) .......           2,100           211,389
    Johnson & Johnson .......................           5,600           335,552
    Luxottica Group SpA (Italy) .............          12,200           331,438
    Nipro Corp. (Japan) .....................           3,000            53,871
    Nobel Biocare Holding AG
       (Switzerland)* .......................             400            94,965
    Synthes, Inc. (Switzerland) .............           2,300           277,494
                                                                   ------------
                                                                      1,619,541
                                                                   ------------
METALS -- 0.1%
    Crane Group, Ltd. (Australia) ...........          11,400           103,774
                                                                   ------------
METALS & MINING -- 0.9%
    Boehler-Uddeholm AG (Austria) ...........           1,700            92,955
    Cameco Corp. (Canada) ...................           4,700           187,234
    NSK Ltd. (Japan) ........................           4,000            33,170
    Nucor Corp. .............................           2,400           130,200
    Peabody Energy Corp. ....................           8,679           483,854
    Rautaruukki Oyj (Finland) ...............           3,200            96,676

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B187

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
METALS & MINING (CONT'D.)
    ThyssenKrupp AG (Germany) ...............           5,700      $    195,169
    United States Steel Corp. ...............           4,245           297,659
                                                                   ------------
                                                                      1,516,917
                                                                   ------------
MINING -- 0.1%
    Vedanta Resources PLC
       (United Kingdom) .....................           5,300           133,585
                                                                   ------------
MISCELLANEOUS MANUFACTURERS -- 0.1%
    NKT Holdings, A/S (Denmark) .............           2,000           125,003
                                                                   ------------
MULTIMEDIA -- 0.2%
    Vivendi (France) ........................           7,700           269,854
                                                                   ------------
OFFICE EQUIPMENT -- 0.1%
    OCE NV (Netherlands) ....................           5,300            77,823
    Ricoh Co. Ltd. (Japan) ..................           5,000            98,086
                                                                   ------------
                                                                        175,909
                                                                   ------------
OIL & GAS -- 2.2%
    Baker Hughes, Inc. ......................           6,700           548,395
    Eni SpA (Italy) .........................          12,300           362,315
    Exxon Mobil Corp. .......................           7,900           484,665
    Motor Oil Hellas Corinth Refineries,
       SA (Greece) ..........................           3,000            79,966
    Murphy Oil Corp. ........................           5,200           290,472
    NiSource, Inc.* .........................          12,700           277,368
    Norsk Hydro, ASA (Norway) ...............           6,200           164,340
    Royal Dutch Shell PLC (Class B
       Stock) (United Kingdom) ..............          15,700           549,008
    Royal Dutch Shell PLC, ADR
       (United Kingdom) .....................           3,100           207,638
    Statoil ASA (Norway) ....................           7,000           198,477
    Total SA (France) .......................           1,500            98,711
    Total SA, ADR (France) ..................           8,400           550,368
                                                                   ------------
                                                                      3,811,723
                                                                   ------------
OIL & GAS EXPLORATION/PRODUCTION
    Tullow Oil PLC (United Kingdom) .........           7,500            52,980
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 2.0%
    BG Group PLC (United Kingdom) ...........          44,800           598,554
    BP PLC (United Kingdom) .................          56,400           657,585
    Cairn Energy PLC
         (United Kingdom)* ..................           3,500           141,936
    ChevronTexaco Corp. .....................           8,100           502,686
    Cosmo Oil Co. Ltd. (Japan) ..............          21,000            94,504
    Nippon Oil Corp. (Japan) ................          29,000           211,849
    Osaka Gas Co. Ltd. (Japan) ..............          32,000           102,901
    Petroleo Brasileiro SA, ADR (Brazil) ....           2,300           183,632
    Repsol YPF SA (Spain) ...................           4,400           126,007
    Saipem SpA (Italy) ......................          10,500           238,920
    Sasol Ltd. (South Africa)* ..............           2,000            76,709
    Suncor Energy, Inc. (Canada) ............           2,500           202,320
    Technip SA (France) .....................           2,500           138,457
    Transocean, Inc. (Cayman Island)* .......           2,109           169,395
                                                                   ------------
                                                                      3,445,455
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.4%
    Bowater, Inc. ...........................           2,100            47,775
    DS Smith, PLC. (United Kingdom) .........          31,800            88,208
    Hokuetsu Paper Mills Ltd. (Japan) .......          11,000            64,208
    International Paper Co. .................           9,300           300,390
    New Oji Paper Co. Ltd. (Japan) ..........          14,000            79,640
    Rengo Co. Ltd. (Japan) ..................           6,000            45,351
                                                                   ------------
                                                                        625,572
                                                                   ------------
PHARMACEUTICALS -- 1.7%
    Altana AG (Germany) .....................           2,500           139,289
    AstraZeneca PLC (United Kingdom)                    2,400           144,860
    Bristol-Myers Squibb Co. ................           4,600           118,956
    Celesio AG (Germany) ....................           1,100            99,992
    GlaxoSmithKline PLC
       (United Kingdom) .....................           2,500            69,854
    Kyowa Hakko Kogyo Co. Ltd. (Japan) ......          11,000            74,109
    Merck & Co., Inc. .......................          10,300           375,229
    Pfizer, Inc. ............................          14,100           330,927
    Qaigen NV (Netherlands)* ................           6,400            86,361
    Roche Holding AG (Switzerland) ..........           4,200           694,303
    Santen Pharmaceutical Co. Ltd.
       (Japan) ..............................           3,200            76,057
    Schering-Plough Corp. ...................          10,000           190,300
    Tanabe Seiyaku Co. Ltd. (Japan) .........          12,000           147,641
    Teva Pharmaceutical Industries Ltd.,
       ADR (Israel) .........................           5,000           157,950
    Wyeth ...................................           4,700           208,727
                                                                   ------------
                                                                      2,914,555
                                                                   ------------
PRINTING
    Toppan Printing Co. Ltd. (Japan) ........           6,000            67,843
                                                                   ------------
REAL ESTATE -- 0.7%
    Aeon Mall Co. Ltd. (Japan) ..............           2,100            88,265
    CapitaLand Ltd. (Singapore) .............         107,000           304,198
    Esprit Holdings Ltd. (Hong Kong) ........          12,500           102,043
    Hopson Development Holding Ltd.
       (Hong Kong) ..........................          18,000            37,083
    Li & Fung Ltd. (Hong Kong) ..............          93,000           188,005
    Northern Rock PLC
       (United Kingdom) .....................          12,200           225,604
    Raiffeisen International Bank
       Holding AG (Austria)* ................           1,000            86,848
    St. Joe Co. (The) .......................           2,750           127,985
                                                                   ------------
                                                                      1,160,031
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
    ProLogis ................................           1,881            98,038
                                                                   ------------
RETAIL & MERCHANDISING -- 1.1%
    DSG International PLC
       (United Kingdom) .....................          46,800           165,297
    Home Depot (The), Inc. ..................          12,685           453,996
    Industria de Diseno Textil SA (Spain)               7,700           324,810
    Point, Inc. (Japan) .....................             800            45,159
    RadioShack Corp. ........................           6,800            95,200
    Ryohin Keikaku Co. Ltd. (Japan) .........             800            65,571
    Shoppers Drug Mart Corp. (Canada) .......           2,100            76,189

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B188

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
RETAIL & MERCHANDISING (CONT'D.)
    Target Corp. ............................           5,539      $    270,691
    UNY Co. Ltd. (Japan) ....................           2,000            29,483
    Wal-Mart de Mexico SA de CV
       (Mexico) .............................          88,300           246,808
    Yamada Denki Co. Ltd. (Japan) ...........           1,600           163,160
                                                                   ------------
                                                                      1,936,364
                                                                   ------------
SEMICONDUCTORS -- 0.1%
    CSR PLC (United Kingdom) ................           3,900            90,871
    Himax Technologies, Inc. ................           5,000            28,600
    Taiwan Semiconductor Manufacturing
       Co. Ltd. .............................          14,757           135,469
                                                                   ------------
                                                                        254,940
                                                                   ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
    Intel Corp. .............................          13,100           248,245
                                                                   ------------
SPECIALTY RETAIL -- 0.3%
    Bijou Brigitte AG (Germany) .............             150            40,597
    Lowe's Cos., Inc. .......................           9,335           566,355
                                                                   ------------
                                                                        606,952
                                                                   ------------
STEEL PRODUCERS/PRODUCTS -- 0.1%
    Smorgon Steel Group Ltd. (Australia) ....          77,900            97,251
    voestalpine AG (Austria) ................             500            75,976
                                                                   ------------
                                                                        173,227
                                                                   ------------
TELECOMMUNICATIONS -- 1.6%
    America Movil SA de CV, ADR
       Series L (Mexico) ....................          17,753           590,465
    America Movil SA de CV, Series L
       (Mexico) .............................         143,800           240,274
    BT Group PLC (United Kingdom) ...........          68,500           303,061
    Carphone Warehouse Group
       (United Kingdom) .....................          15,700            92,179
    Cisco Systems, Inc.* ....................          10,500           205,065
    Deutsche Telekom AG (Germany) ...........           4,400            70,798
    Iliad SA (France) .......................             900            75,285
    Koninklijke (Royal) KPN NV
       (Netherlands) ........................           9,500           106,807
    Nippon Telegraph and Telephone
       Corp. (Japan) ........................              60           294,128
    NTT Docomo, Inc. (Japan) ................             200           293,604
    Qwest Communications International,
       Inc.* ................................          17,400           140,766
    Swisscom AG (Switzerland) ...............             500           164,615
    Uniden Corp. (Japan) ....................           7,000            77,315
    Vodafone Group PLC
       (United Kingdom) .....................          75,400           160,694
                                                                   ------------
                                                                      2,815,056
                                                                   ------------
TRANSPORTATION -- 1.1%
    Canadian National Railway Co.
       (Canada) .............................           4,400           192,192
    FedEx Corp. .............................           5,139           600,544
    Kuehne & Nagel International AG
       (Switzerland) ........................           2,300           167,437
    Neptune Orient Lines Ltd.
       (Singapore) ..........................          58,000            66,323
    Union Pacific Corp. .....................           9,315           865,922
                                                                   ------------
                                                                      1,892,418
                                                                   ------------
UTILITIES -- 0.5%
    Duke Energy Corp. .......................           9,500           279,015
    E.ON AG (Germany) .......................           2,900           333,907
    Energias de Portugal SA (Portugal)* .....          22,900            89,921
    Hokkaido Electric Power Co., Inc.
       (Japan) ..............................           3,300            78,290
    Kyushu Electric Power Co., Inc.
       (Japan) ..............................           3,100            72,055
    Tohoku Electric Power Co., Inc.
       (Japan) ..............................           4,600           100,891
                                                                   ------------
                                                                        954,079
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
    Alltel Corp. ............................           2,600           165,958
    Sprint Nextel Corp. .....................          13,000           259,870
                                                                   ------------
                                                                        425,828
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $88,357,602) .....................................         88,056,888
                                                                   ------------

                                                    PRINCIPAL
INTEREST             MATURITY                         AMOUNT
  RATE                 DATE                           (000)
--------             --------                       ---------
U.S. TREASURY OBLIGATIONS -- 12.8%
U.S. TREASURY BONDS -- 1.1%
    5.25%            11/15/28                          $  500      $    497,656
    5.50%            08/15/28                             400           410,969
    6.75%            08/15/26                             750           882,304
    8.125%           08/15/21                             150           193,371
                                                                   ------------
                                                                      1,984,300
                                                                   ------------
U.S. TREASURY INFLATIONARY INDEX BONDS -- 8.1%
    0.875%           04/15/10                           1,500         1,505,256
    1.875%           07/15/15                           6,500         6,390,287
    2.00%      01/15/16 - 01/15/26                      3,100         2,953,912
    2.375%     04/15/11 - 01/15/25                      1,150         1,180,584
    3.00%            07/15/12                           1,000         1,154,585
    3.625%           04/15/28                             700         1,034,979
                                                                   ------------
                                                                     14,219,603
                                                                   ------------
U.S. TREASURY NOTES -- 3.6%
    3.50%            02/15/10                             500           473,555
    3.875%           09/15/10                             100            95,422
    4.375%     01/31/08 - 11/15/08                      3,700         3,644,598
    4.50%      11/15/10 - 11/15/15                        800           779,008
    4.875%           04/30/11                           1,250         1,237,256
                                                                   ------------
                                                                      6,229,839
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $22,431,041) ......................                        22,433,742
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B189

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                    PRINCIPAL         VALUE
INTEREST             MATURITY                         AMOUNT         (NOTE 2)
  RATE                 DATE                           (000)
--------             --------                       ---------      ------------
U.S. GOVERNMENT AGENCY MORTGAGE-
   BACKED SECURITIES -- 7.3%
Federal National Mortgage Assoc.
    5.00%               TBA                           $ 1,000      $    934,688
    5.50%               TBA                             7,500         7,202,340
    5.50%            07/13/36                           2,200         2,112,686
Government National Mortgage Assoc.
    6.00%               TBA                             2,500         2,478,905
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
    BACKED SECURITIES
    (cost $12,771,066) ......................................        12,728,619
                                                                   ------------
FOREIGN GOVERNMENT BONDS -- 2.6%
Brazilian Government International Bond
    8.00%            01/15/18                           1,250         1,318,750
Federal Republic of Germany
    5.625%           01/04/28              EUR            410           618,445
France Government Bond
    4.00%            10/25/14              EUR            200           255,362
Mexico Government International Bond
    6.625%           03/03/15                             375           379,687
Netherlands Government Bond
    3.75%            07/15/14              EUR            200           251,630
Russian Government International Bond Series Regs.
    5.00%            03/31/30                             500           534,050
Spanish Government Bond
    4.75%            07/30/14              EUR            200           269,314
    5.75%            07/30/32              EUR            160           248,428
United Kingdom Treasury
    4.75%            06/07/10              GBP            380           701,417
                                                                   ------------
TOTAL FOREIGN GOVERNMENT BONDS
    (cost $4,609,727) .......................................         4,577,083
                                                                   ------------

                                       MOODY'S
                                       RATINGS
                                      ---------
CORPORATE BONDS -- 0.9%
ENERGY - DIVERSIFIED ENERGY -- 0.1%
PESG Energy Holdings, Sr. Notes
    8.625%           02/15/08             Ba3             100           102,500
                                                                   ------------
HOTELS, RESTAURANTS & LEISURE -- 0.1%
Caesars Entertainment, Inc.,
    Sr. Notes
    8.50%            11/15/06             Baa3            100           100,890
                                                                   ------------
LODGING -- 0.1%
Mandalay Resort Group,
    Sr. Sub. Notes
    10.25%           08/01/07             Ba3             100           103,625
Starwood Hotels & Resorts
    Worldwide, Inc., Gtd. Notes
    7.375%           05/01/07             Ba1             100           100,625
                                                                   ------------
                                                                        204,250
                                                                   ------------
PETROLEUM EXPLORATION & PRODUCTION -- 0.5%
Gazprom Partcipation Notes
    (Germany)
    9.625%           03/01/13              NR           1,000         1,142,900
                                                                   ------------
TELECOMMUNICATIONS -- 0.1%
Embarq Corp., Notes
    6.738%           06/01/13             Baa3            100            99,698
                                                                   ------------
TOTAL CORPORATE BONDS
    (cost $1,657,305) ........................................        1,650,238
                                                                   ------------
ASSET-BACKED SECURITIES -- 0.6%
GSAMP Trust, Series 2006-NC1,
    Class A1
    5.151%           02/25/36             Aaa              85            85,305
MBNA Credit Card Master Note Trust,
    2000-D, Class C, 144A
    8.40%            09/15/09             Aaa             100           102,039
Nelnet Student Loan Trust,
    Series 2006-2, Class A1
    5.132%           10/27/14             Aaa             200           199,684
Nissan Auto Receivables Owner
    Trust, Series 2006-B, Class A2
    5.18%            08/15/08             Aaa             100            99,687
SLC Student Loan Trust,
    Series 2006-1, Class A1
    5.43%            12/15/10             Aaa             200           200,125
SLM Student Loan Trust,
    Series 2000-1, Class A2L
    5.28%            01/25/13             Aaa              88            87,700
Washington Mutual, Inc.,
    Series 2003-AR1, Class 2A
    5.376%           02/25/33             Aaa             232           229,807
    Series 2005-AR6, Class 2AB1
    5.513%           04/25/45             Aaa              51            50,938
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
    (cost $1,055,861) ......................................           1,055,285
                                                                   ------------
COLLATERALIZED MORTGAGE
   OBLIGATIONS -- 0.1%
FHLMC Structured Pass Through
    Securities, Series T-61,
    Class 1A1
    5.411%            07/25/44            Aaa              60            59,324
Merrill Lynch Mortgage Trust,
    Series 2004-BPC1, Class A1
    3.585%            10/12/41            Aaa              73            70,831
Washington Mutual, Inc.,
    Series 2006-AR5, Class A12A
    4.991%            06/25/46            Aaa              99            99,113
                                                                   ------------
TOTAL COLLATERALIZED MORTGAGE
    OBLIGATIONS (cost $229,990) ............................            229,268
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
    (cost $131,112,592) ....................................        130,731,123
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B190

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

INTEREST             MATURITY                                         VALUE
  RATE                 DATE                          SHARES          (NOTE 2)
--------             --------                       --------       ------------
SHORT-TERM INVESTMENTS -- 41.6%
AFFILIATED MONEY MARKET
   MUTUAL FUND -- 17.3%
   Dryden Core Investment Fund -
      Taxable Money Market Series
      (cost $30,349,032)(w) (Note 4) ........      30,349,032      $ 30,349,032
                                                                   ------------

                                                    PRINCIPAL
                                                      AMOUNT
                                                      (000)
                                                    ---------
COMMERCIAL PAPER -- 11.9%
Abbey National North American LLC
    5.00%              08/28/06                        $  200      $    198,348
ANZ National (International) Ltd.,(h)
   144A
   (cost $246,850; purchased 04/25/06)
    4.985%             07/26/06                           250           249,191
   (cost $399,118; purchased 06/26/06)
    5.29%              07/12/06                           400           399,471
Barclays U.S. Ddg
    5.055%             08/15/06                           600           596,252
Caisse National CSSA Epar, 144A(h)
    (cost $497,731; purchased 06/22/2006)
    5.27%              08/03/06                           500           497,731
CBA (De) Finance
    4.93%              07/05/06                           100            99,972
CBA Finance
    4.91%              07/06/06                           100            99,958
    5.05%              07/07/06                           400           399,776
Danske Corp. (h)
   144A
    5.28%              07/17/06                         1,200         1,197,536
    5.33%              08/24/06                           400           396,920
DNB Nor Bank ASA
    5.08%              08/02/06                           400           398,307
    5.18%              09/08/06                           600           592,057
Fortis Funding LLC,(h)
   144A
   (cost $398,257; purchased 06/05/06)
    5.06%              07/06/06                           800           799,663
   (cost $298,684; purchased 06/26/06)
    5.265%             07/26/06                           300           298,991
HBOS Treasury Service
    5.05%              08/18/06                           150           148,500
    5.10%              08/23/06                           200           198,499
    5.18%              09/11/06                           400           394,532
ING US Funding LLC
    5.04%              08/10/06                           150           148,850
    5.23%              08/03/06                           500           497,748
Ixis Commercial Paper CR, 144A(h)
    (cost $497,183; purchased 06/14/2006)
    5.20%              08/11/06                           500           497,183
Nordea North America, Inc.
    4.92%              07/05/06                           100            99,972
    5.04%              08/10/06                           150           148,850
    5.24%              07/03/06                         1,600         1,600,000
    5.32%              08/24/06                           400           396,926
San Paolo IMI US
    5.27%              07/14/06                           400           399,356
Sanofi-Aventis,(h)
   144A
   (cost $247,545; purchased 04/25/06)
    4.98%              07/05/06                           250           249,930
   (cost $395,764; purchased 06/26/06)
    5.37%              09/06/06                           400           395,764
Skandinaviska Enskilda Banken, 144A (h)
    (cost $397,114; purchased 06/29/2006)
    5.30%              08/21/06                           400           397,114
Societe Generale
    5.05%              08/22/06                           300           297,792
    5.055%             08/15/06                           300           298,126
    5.27%              07/03/06                           800           800,000
    5.30%              08/15/06                           400           397,468
Spintab AB
    4.92%              07/05/06                           100            99,972
    5.03%              07/19/06                           150           149,636
    5.365%             08/21/06                           700           694,888
Svenska Handelsbank
    5.00%              08/28/06                           200           198,348
Swedbank
    5.23%              08/03/06                           600           597,298
Total Fina Elf Capital, 144A (h)
    (cost $1,600,000; purchased 06/30/2006)
    5.27%              07/03/06                         1,600         1,600,000
Toyota Motor Credit Corp.
    5.27%              08/09/06                         1,000           994,584
UBS Finance (DE) LLC
    5.05%              07/05/06                           900           899,748
    5.27%              07/03/06                           900           900,000
Unicredit Delaware, Inc.
    4.91%              07/06/06                           100            99,958
    5.09%              08/07/06                           300           298,144
Westpac Banking Corp.,(h)
   144A
   (cost $493,440; purchased 06/09/06)
    5.19%              09/08/06                           500           493,440
   (cost $396,687; purchased 06/24/06)
    5.325%             08/22/06                           400           397,042
                                                                   ------------
TOTAL COMMERCIAL PAPER
    (cost $21,021,720) ......................                        21,013,841
                                                                   ------------
REPURCHASE AGREEMENT -- 6.4%
Repurchase Agreement
    Credit Suisse Securities 4.58%,
    dated 06/30/06, maturing 07/03/06,
    repurchase price $11,204,275
    (collaterized by U.S. Treasury Notes,
    4.00%, par value $11,853,000,
    market value including accrued
    interest $11,509,433, due 06/15/09)
    (cost $11,200,000)
    4.58%              07/03/06                        11,200        11,200,000
                                                                   ------------
FOREIGN TREASURY BILLS -- 3.0%
Belgium Government Treasury Bill (Belgium)(n)
    2.64%              07/13/06            EUR            250           319,544
Canada Government Treasury Bill (Canada)(n)
    5.06%              09/20/06                           100            98,780

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B191

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                    PRINCIPAL
INTEREST             MATURITY                         AMOUNT           VALUE
  RATE                 DATE                           (000)          (NOTE 2)
--------             --------                       ---------      ------------
FOREIGN TREASURY BILLS (CONTINUED)
France Government Discount Treasury Bill (France)(n)
    2.85%            09/28/06              EUR            260      $    330,292
    2.86%            09/07/06              EUR             20            25,451
France Government Treasury Bill (France)(n)
    2.737%           08/10/06              EUR            250           318,835
    2.79%            09/14/06              EUR          2,280         2,899,612
    2.82%            08/31/06              EUR            240           305,591
    2.89%            09/21/06              EUR            350           444,892
German Government Treasury Bill (Germany)(n)
    3.03%            12/13/06              EUR            100           126,197
Spain Government Treasury Bill (Spain) (n)
    2.98%            12/22/06              EUR            300           378,326
                                                                   ------------
TOTAL FOREIGN TREASURY BILLS
    (cost $5,206,989) .......................................         5,247,520
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.8%
Federal Home Loan Bank
    4.95%            07/03/06                           1,600         1,600,000
    5.147%           07/14/06                             800           798,742
Federal Home Loan Mortgage Corp.
    4.83%            08/01/06                             100            99,595
Federal National Mortgage Assoc.
    4.96%            08/21/06                             200           198,587
    5.05%            07/05/06                           1,600         1,599,551
    5.14%            08/01/06                             600           597,516
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
    (cost $4,894,069) .......................................         4,893,991
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bills
    4.765%           07/06/06                              75            74,971
    4.796%           09/14/06                             150           148,558
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
    (cost $223,509) ..........................................          223,529
                                                                   ------------

                                       MOODY'S
                                       RATINGS
                                       -------
CERTIFICATES OF DEPOSIT -- 0.1%
Countrywide Bank NA
    (cost $100,000)
    5.262%           10/18/06             A3              100            99,996
                                                                   ------------

                                                   CONTRACTS/
                                                    NOTIONAL
                                                   ----------
OUTSTANDING OPTIONS PURCHASED
CALL OPTIONS
    Swap 3 Month LIBOR & Fixed
       expiring 06/30/2007 @ $6 .............       2,000,000             9,600
    Swap 3 Month LIBOR & Fixed
       expiring 02/01/2007 @ $5 .............       3,000,000             3,573
    Swap 3 Month LIBOR & Fixed
       expiring 05/09/2007 @ 5% .............       2,600,000             5,686
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $108 ...........         200,000             1,188
                                                                   ------------
                                                                         20,047
                                                                   ------------
PUT OPTIONS
    Eurodollar Futures
       expiring 06/18/2007 @ $92 ............       2,000,000                12
    Eurodollar Futures
       expiring 12/18/2006 @ $93 ............      15,000,000                94
    Eurodollar Futures
       expiring 06/18/2007 @ $91 ............      30,000,000               187
    Federal National Mortgage Assoc.
       expiring 09/06/2006 @ $88 ............             500             1,220
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $103 ...........         200,000               344
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $100 ...........         300,000                47
                                                                   ------------
                                                                          1,904
                                                                   ------------
TOTAL OUTSTANDING OPTIONS PURCHASED
    (cost $32,948) ..........................                            21,951
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
    (cost $73,028,267) ......................                        73,049,860
                                                                   ------------
TOTAL INVESTMENTS, BEFORE OUTSTANDING
    OPTIONS WRITTEN -- 116.1%
    (cost $204,140,859; Note 6) .............                       203,780,983
                                                                   ------------
OUTSTANDING OPTIONS WRITTEN
PUT OPTION
    U.S. Treasury Note Futures (cost ($3,501))
       expiring 08/25/2006 @ $103 ...........         300,000            (1,969)
                                                                   ------------
CALL OPTIONS
    Swap 3 Month Libor & Fixed
       expiring 02/01/2007 @ $5 .............       1,300,000            (4,908)
    Swap 3 Month Libor & Fixed
       expiring 06/30/2007 @ $6 .............         900,000            (9,945)
    Swap 3 Month Libor & Fixed
       expiring 05/09/2007 @ $5 .............       1,100,000            (6,528)
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $106 ...........         300,000              (797)
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $107 ...........         800,000              (750)
    U.S. Treasury Note Futures
       expiring 08/25/2006 @ $108 ...........         300,000               (94)
                                                                   ------------
                                                                        (23,022)
                                                                   ------------
TOTAL OUTSTANDING OPTIONS WRITTEN
    (cost $(35,618)) ........................                           (24,991)
                                                                   ------------
TOTAL INVESTMENTS, NET OF OUTSTANDING
    OPTIONS WRITTEN -- 116.1%
    (cost $204,105,241; Note 6) ..............                      203,755,992
LIABILITIES IN EXCESS OF
    OTHER ASSETS(u) -- (16.1)% ...............                      (28,252,774)
                                                                   ------------
NET ASSETS -- 100.0% .........................                     $175,503,218
                                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B192

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

The following abbreviations are used in portfolio descriptions:

ADR    American Depositary Receipt

MTN    Medium Term Note

NR     Not Rated by Moodys or Standard & Poor's

TBA    Securities Purchased on a Forward Commitment Basis

CAD    Canadian Dollar

CNY    Chinese Yuan

EUR    Euro

GBP    British Pound

JPY    Japanese Yen

SGD    Singapore Dollar

*      Non-income producing security.

(h) Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities - see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $7,872,078. The aggregate market value of $7,869,977 is approximately 5% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(k)    Securities segregated as collateral for futures contracts.

(n)    Rates shown are the effective yields at purchase date.

(u) Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at June 30, 2006:

 NUMBER OF                                                 EXPIRATION      VALUE AT        VALUE AT         UNREALIZED
 CONTRACTS                       TYPE                        MONTH        TRADE DATE    JUNE 30, 2006     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
LONG POSITIONS:
      9          90 Day Euro Dollar ...............           Sep 06    $    935,298     $    930,657       $  (4,641)
     49          90 Day Euro Dollar ...............           Mar 07      11,588,725       11,568,900         (19,825)
     51          90 Day Euro Dollar ...............           Jun 07      12,067,038       12,047,475         (19,563)
      2          90 Day Euro Dollar ...............           Sep 07         474,975          472,650          (2,325)
     13          90 Day Euro Dollar ...............           Mar 08       3,077,337        3,072,875          (4,462)
     25          Euro-Bobl ........................           Sep 06       3,504,598        3,488,930         (15,668)
     15          Euro-Bund ........................           Sep 06       2,225,362        2,212,501         (12,861)
     55          10 Year U.S. Treasury Notes ......           Sep 06       5,781,341        5,767,263         (14,078)
      1          10 Year Japanese Bond ............           Sep 06       1,156,327        1,150,385          (5,942)
                                                                                                            ---------
                                                                                                            $ (99,365)
                                                                                                            =========
SHORT POSITIONS:
     14          5 Year U.S. Treasury Notes .......           Sep 06       1,457,532        1,447,688       $   9,844
      2          30 Year U.S. Treasury Notes ......           Sep 06         216,563          213,313           3,250
                                                                                                            ---------
                                                                                                            $  13,094
                                                                                                            ---------
                                                                                                            $ (86,271)
                                                                                                            =========

Forward foreign currency exchange contracts outstanding at June 30, 2006:

PURCHASE CONTRACTS

                                                                               IN                                    UNREALIZED
SETTLEMENT                                           CONTRACTS TO           EXCHANGE              CONTRACTS         APPRECIATION
 MONTH              TYPE                                RECEIVE               FOR                  AT VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
May 07           Buy    CAD                               768,000         $  100,052             $   99,185           $   (867)
May 07           Buy    CNY                               773,238            100,676                 99,861               (815)
Jul 06           Buy    EUR                                49,000             61,810                 62,761                951
Aug 06           Buy    EUR                                10,000             12,583                 12,846                263
Jul 06           Buy    GBP                                36,026             66,599                 66,630                 31
Aug 06           Buy    JPY                           210,657,000          1,866,242              1,853,424            (12,818)
Jul 06           Buy    SGD                               158,000             99,981                 99,941                (40)
                                                                          -----------------------------------------------------
                                                                          $2,307,943             $2,294,648           $(13,295)
                                                                          =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B193

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

SALE CONTRACTS

                                                                               IN                                    UNREALIZED
SETTLEMENT                                           CONTRACTS TO           EXCHANGE              CONTRACTS         APPRECIATION
 MONTH              TYPE                                DELIVER                FOR                 AT VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Jul 06           Sell   EUR                            4,040,000          $5,146,248            $5,176,449            $(30,201)
Aug 06           Sell   EUR                            1,006,000           1,270,110             1,292,261             (22,151)
Aug 06           Sell   GBP                              395,000             728,294               730,858              (2,564)
Aug 06           Sell   JPY                           11,124,000             101,511                97,204               4,307
Jul 06           Sell   SGD                               79,000              49,893                49,910                 (17)
                                                                          -----------------------------------------------------
                                                                          $7,296,056            $7,346,682            $(50,626)
                                                                          =====================================================

Interest rate swap agreements outstanding at June 30, 2006:

                                                                                                  NOTIONAL          UNREALIZED
                                                                           EXPIRATION              AMOUNT          APPRECIATION
DESCRIPTION                                                                   DATE                  (000)         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------------
Pay variable rate payments on the three month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(1)                  12/20/16                $2,300           $(40,963)

Receive variable rate payments on the three month LIBOR-BBA
floating rate and pay fixed rate payments of 5.00%.(1)                      12/20/16                   100              1,248

Receive variable rate payments on the three month LIBOR-BBA
floating rate and pay fixed rate payments of 5.00%.(1)                      12/20/16                   500              6,235

Receive variable rate payments on the six month LIBOR-BBA
floating rate and pay fixed rate payments of 4.00%.(5)                      12/15/35        GBP        400                396

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(6)                  09/15/10        GBP        800              3,558

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(1)                  06/15/09        GBP      1,200                (95)

Pay variable rate payments on the six month LIBOR-BBA
floating rate and receive fixed rate payments of 5.00%.(5)                  06/15/09        GBP        200                304

Pay variable rate payments on the six month Euribor floating
rate and receive fixed rate payments of 6.00%.(5)                           06/18/34        EUR        700             (1,164)

Receive variable rate payments on the six month Euribor
floating rate and pay fixed rate payments of 4.00%.(5)                      12/15/11        EUR      4,000             30,659

Receive variable rate payments on the three month Canadian
Bank Rate floating rate and pay fixed rate payments of 5.00%.(4)            06/01/15        CAD        200              3,172
                                                                                                                     --------
                                                                                                                     $  3,350
                                                                                                                     ========

Broker/Counterparty

(1)  Morgan Stanley Capital Services, Inc.

(2)  Citibank N.A. London

(3)  Lehman Brothers, Inc.

(4)  Bank of America N.A.

(5)  Deutsche Bank

(6)  Goldman Sachs Capital Markets, L.P.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B194

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

Credit default swap agreements outstanding at June 30, 2006:

                                                                                              NOTIONAL        UNREALIZED
                                                                            EXPIRATION         AMOUNT        APPRECIATION
DESCRIPTION                                                                    DATE            (000)        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Pay a fixed rate equal to 2.00% and the Portfolio will pay to the counterparty at par in the event of default of GMAC,
   6.875% due 08/28/12.(2)                                                    05/16/16            $100            $   47

Receive a fixed rate equal to 0.535% and the Portfolio will pay to the counterparty at par in the event of default of Republic of Hungary,
   4.75%, due 02/13/15.(1)                                                    05/16/16             100             1,784
                                                                                                                  ------
                                                                                                                  $1,831
                                                                                                                  ======

BROKER/COUNTERPARTY

(1)  Morgan Stanley Capital Services, Inc.

(2)  UBS AG

Commodity index and total return swap agreements outstanding at June 30, 2006:

                                                                                              NOTIONAL        UNREALIZED
                                                                            EXPIRATION         AMOUNT        APPRECIATION
DESCRIPTION                                                                    DATE            (000)        (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Pay fixed rate payments on Wilshire REIT Index rate and receive
  variable payments on the one month LIBOR-BBA+35 bps.(2)                     07/31/06           $  14         $ (14,333)

Pay fixed rate payments on Wilshire REIT Index rate and receive
  variable payments on the one month LIBOR-BBA+35 bps.(2)                     07/31/06             364            (4,279)

Dow Jones - AIG Commodity Index(1)                                            07/25/06           7,530           257,372
                                                                                                                --------
                                                                                                                $238,760
                                                                                                                ========

Broker/Counterparty

(1)  AIG Financial Products Corp.

(2)  Credit Suisse Capital LLC

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B195

                  ---------------------------------------------
                  AST ADVANCED STRATEGIES PORTFOLIO (CONTINUED)
                  ---------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

Affiliated Money Market Mutual Fund                                17.3%
U.S. Treasury Obligations                                          12.8
Exchange Traded Funds                                               7.6
U.S. Government Agency Mortgage-Backed Securities                   7.3
Financial - Bank & Trust                                            3.4
Foreign Government Bonds                                            2.6
Oil & Gas                                                           2.2
Insurance                                                           2.1
Oil, Gas & Consumable Fuels                                         2.0
Pharmaceuticals                                                     1.7
Telecommunications                                                  1.7
Capital Markets                                                     1.5
Media                                                               1.2
Automobile Manufacturers                                            1.1
Banking                                                             1.1
Financial Services                                                  1.1
Healthcare Providers & Services                                     1.1
Retail & Merchandising                                              1.1
Transportation                                                      1.1
Diversified Financial Services                                      1.0
Aerospace & Defense                                                 0.9
Medical Supplies & Equipment                                        0.9
Metals & Mining                                                     0.9
Energy Equipment & Services                                         0.7
Machinery                                                           0.7
Real Estate                                                         0.7
Asset-Backed Securities                                             0.6
Biotechnology                                                       0.6
Chemicals                                                           0.6
Computer Services & Software                                        0.6
Automotive Parts                                                    0.5
Construction                                                        0.5
Consumer Products & Services                                        0.5
Electronic Components                                               0.5
Industrial Conglomerates                                            0.5
Petroleum Exploration & Production                                  0.5
Utilities                                                           0.5
Commercial Banks                                                    0.4
Diversified Telecommunication Services                              0.4
Entertainment & Leisure                                             0.4
Industrial Gases                                                    0.4
Paper & Forest Products                                             0.4
Beverages                                                           0.3
Commercial Services                                                 0.3
Cosmetics & Toiletries                                              0.3
Diversified                                                         0.3
Food & Staples Retailing                                            0.3
Specialty Retail                                                    0.3
Agriculture/Heavy Equipment                                         0.2
Airlines                                                            0.2
Broadcasting                                                        0.2
Building Materials                                                  0.2
Business Services                                                   0.2
Communication Equipment                                             0.2
Computers                                                           0.2
Diversified Operations                                              0.2
Food & Beverage                                                     0.2
Foods                                                               0.2
Hotels & Motels                                                     0.2
Industrial Products                                                 0.2
Investment Firms                                                    0.2
Machinery - Construction & Mining                                   0.2
Multimedia                                                          0.2
Wireless Telecommunication Services                                 0.2
Auto Manufactures                                                   0.1
Auto Parts & Related                                                0.1
Clothing & Apparel                                                  0.1
Collateralized Mortgage Obligations                                 0.1
Conglomerates                                                       0.1
Consumer Finance                                                    0.1
Distribution/Wholesale                                              0.1
Diversified Machinery                                               0.1
Electric                                                            0.1
Electric Products                                                   0.1
Electric Utilities                                                  0.1
Electronics                                                         0.1
Energy - Diversified Energy                                         0.1
Equipment Services                                                  0.1
Farming & Agriculture                                               0.1
Finance - Consumer Loans                                            0.1
Food Products                                                       0.1
Forest Products & Paper                                             0.1
Gas Distribution                                                    0.1
Hotels, Restaurants & Leisure                                       0.1
Iron / Steel                                                        0.1
Lodging                                                             0.1
Manufacturing                                                       0.1
Metals                                                              0.1
Mining                                                              0.1
Miscellaneous Manufacturers                                         0.1
Office Equipment                                                    0.1
Real Estate Investment Trust                                        0.1
Semiconductors                                                      0.1
Semiconductors & Semiconductor Equipment                            0.1
Steel Producers/Products                                            0.1
Advertising                                                          --*
Auto/Trucks Parts & Equipment                                        --*
Banks                                                                --*
Electronic Equipment & Instruments                                   --*
Energy                                                               --*
Household Products/Wares                                             --*
Instruments - Controls                                               --*
Oil & Gas Exploration/Production                                     --*
Outstanding Options Purchased                                        --*
Printing                                                             --*
Short-Term Investments                                             24.3
                                                                  -----
                                                                  116.1
Outstanding options written                                          --*
Liabilities in excess of other assets                             (16.1)
                                                                  -----
                                                                  100.0%
                                                                  =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B196

                    -----------------------------------------
                    AST FIRST TRUST BALANCED TARGET PORTFOLIO
                    -----------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 95.2%

COMMON STOCKS -- 62.0%

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------      ----------
AEROSPACE & DEFENSE -- 0.4%
    AAR Corp.* ...................................       7,545    $   167,725
    Ceradyne, Inc. ...............................       4,375        216,519
    United Industrial Corp. ......................       2,380        107,695
                                                                  -----------
                                                                      491,939
                                                                  -----------
AIRLINES -- 0.9%
    Cathay Pacific Airways Ltd.
      (Hong Kong) ................................     684,000      1,197,790
                                                                  -----------
AUTOMOBILES -- 2.2%
    Daimlerchrysler AG, ADR
      (Germany) ..................................       9,181        453,174
    General Motors Corp. .........................      62,684      1,867,357
    Honda Motor Ltd. .............................      17,333        551,536
                                                                  -----------
                                                                    2,872,067
                                                                  -----------
AUTOMOTIVE COMPONENTS -- 0.8%
    GKN PLC (United Kingdom)* ....................     213,685      1,078,758
                                                                  -----------
BIOTECHNOLOGY -- 0.1%
    Digene Corp.* ................................       4,890        189,439
                                                                  -----------
BUILDING PRODUCTS -- 0.2%
    Universal Forest Products, Inc. ..............       3,929        246,466
                                                                  -----------
CHEMICALS -- 4.0%
    BASF AG, ADR (Germany) .......................       6,737        540,914
    Bayer AG, ADR (Germany) ......................      12,655        580,991
    Eastman Chemical Co. .........................      25,808      1,393,632
    H.B. Fuller Co. ..............................       6,234        271,615
    Lubrizol Corp. (The) .........................      29,429      1,172,746
    Lyondell Chemical Co. ........................      60,856      1,378,997
                                                                  -----------
                                                                    5,338,895
                                                                  -----------
COMMERCIAL BANKS -- 3.6%
    Boc Hong Kong Holdings Ltd.
      (Hong Kong) ................................     631,000      1,234,976
    Citizens Banking Corp. .......................      48,078      1,173,584
    Comerica, Inc. ...............................      22,211      1,154,750
    FNB Corp .....................................      77,205      1,217,523
                                                                  -----------
                                                                    4,780,833
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES -- 1.1%
    American Ecology Corp. .......................       3,773         99,985
    Donnelley, (R.R.) & Sons Co. .................      37,823      1,208,445
    Mobile Mini, Inc.* ...........................       6,894        201,718
                                                                  -----------
                                                                    1,510,148
                                                                  -----------
COMPUTERS & PERIPHERALS -- 2.4%
    Apple Computer, Inc.* ........................      20,912      1,194,494
    SanDisk Corp. ................................      23,736      1,210,061
    Western Digital Corp.* .......................      38,009        752,958
                                                                  -----------
                                                                    3,157,513
                                                                  -----------
CONSTRUCTION & ENGINEERING -- 0.1%
    Insituform Technologies, Inc.,
      (Class A Stock) ............................       5,682        130,061
                                                                  -----------

CONSTRUCTION MATERIALS -- 0.6%
    Eagle Materials, Inc. ........................       4,536        215,460
    Lafarge Coppee SA (Germany) ..................      19,392        607,163
                                                                  -----------
                                                                      822,623
                                                                  -----------
CONSUMER FINANCE -- 0.1%
    Asta Funding, Inc. ...........................       2,907        108,867
                                                                  -----------
DISTRIBUTORS -- 0.1%
    Building Material Holding Corp. ..............       6,580        183,385
                                                                  -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
    ING Groep N.V., ADR
      (Netherlands) ..............................      13,547        532,668
    JPMorgan Chase & Co. .........................      30,946      1,299,732
                                                                  -----------
                                                                    1,832,400
                                                                  -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.1%
    AT&T, Inc. ...................................      46,144      1,286,956
    BCE, Inc. ....................................      20,991        496,437
    BT Group PLC (United Kingdom) ................     352,853      1,561,109
    Deutsche Telekom AG, ADR
      (Germany) ..................................      32,251        517,306
    France Telecom SA (France) ...................      23,317        509,710
    Nippon Telegraph & Telephone, ADR
      (Japan) ....................................      23,467        574,238
    Telecom Italia SPA (Italy) ...................      18,896        527,576
    Verizon Communications, Inc. .................      37,778      1,265,185
                                                                  -----------
                                                                    6,738,517
                                                                  -----------
ELECTRIC UTILITIES -- 3.6%
    Duquesne Light Holdings, Inc. ................      73,378      1,206,334
    E. on AG, ADR (Germany) ......................      13,748        527,236
    Entergy Corp. ................................      17,558      1,242,228
    FirstEnergy Corp. ............................      24,924      1,351,130
    Korea Electric Power Co., ADR
      (South Korea) ..............................      22,929        434,734
                                                                   ----------
                                                                    4,761,662
                                                                  -----------
ELECTRICAL EQUIPMENT -- 0.4%
    General Cable Corp.* .........................       7,117        249,095
    Lamson & Sessions Co.* .......................       8,088        229,376
                                                                  -----------
                                                                      478,471
                                                                  -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.3%
    Brightpoint, Inc.* ...........................       9,839        133,122
    Daktronics, Inc. .............................       8,430        243,374
    LoJack Corp.* ................................       3,513         66,255
                                                                  -----------
                                                                      442,751
                                                                  -----------
ENERGY EQUIPMENT & SERVICES -- 1.9%
    Dril-Quip, Inc.* .............................       4,390        361,911
    Parker Drilling Co. ..........................      21,999        157,953
    Schlumberger Ltd. ............................      24,909      1,621,825
    W-H Energy Services, Inc.* ...................       6,213        315,807
                                                                  -----------
                                                                    2,457,496
                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B197

              -----------------------------------------------------
              AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 22006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     --------      ----------
FOOD & STAPLES RETAILING -- 1.2%
    Compass Group PLC
       (United Kingdom) ..........................     334,175    $ 1,620,604
                                                                  -----------
GAS UTILITIES -- 0.9%
    Nicor, Inc. ..................................      29,655      1,230,682
                                                                  -----------
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.4%
    Arthrocare Corp.* ............................       5,402        226,938
    Cutera, Inc.* ................................       2,559         50,463
    Intermagnetics General Corp. .................       8,966        241,903
    Somanetics Corp.* ............................       2,242         42,822
    Thoratec Corp.* ..............................      10,887        151,003
    Varian Medical Systems, Inc.* ................      23,281      1,102,355
                                                                  -----------
                                                                    1,815,484
                                                                  -----------
HEALTHCARE PROVIDERS & SERVICES -- 0.9%
    Express Scripts, Inc.* .......................      16,412      1,177,397
                                                                  -----------
HEALTHCARE TECHOLOGY -- 0.3%
    Eclipsys Corp.* ..............................      10,299        187,030
    Per-Se Technologies, Inc.* ...................       8,511        214,307
                                                                  -----------
                                                                      401,337
                                                                  -----------
HOUSEHOLD DURABLES -- 1.2%
    La-Z-Boy, Inc. ...............................      79,819      1,117,466
    Matsushita Electric Industrial, ADR
      (Japan) ....................................      24,123        509,719
                                                                  -----------
                                                                    1,627,185
                                                                  -----------
INDUSTRIAL CONGLOMERATES -- 3.4%
    Cheung Kong Infrastructure
       Holdings Ltd. (Hong Kong) .................     404,000      1,167,841
    Citic Pacific Ltd. (Hong Kong) ...............     426,000      1,256,119
    General Electric Co. .........................      38,732      1,276,607
    McDermott International, Inc.* ...............      18,217        828,327
                                                                  -----------
                                                                    4,528,894
                                                                  -----------
INSURANCE -- 3.9%
    Aegon NV (Netherlands) .......................      31,009        529,324
    Allianz AG (Germany) .........................      31,474        497,289
    Cincinnati Financial Corp. ...................      28,699      1,349,140
    Navigators Group, Inc.* ......................       3,529        154,641
    Royal & Sun Alliance Insurance
       Group PLC (United Kingdom) ................     558,458      1,388,994
    Tower Group, Inc. ............................       4,357        131,799
    Unitrin, Inc. ................................      26,331      1,147,768
                                                                  -----------
                                                                    5,198,955
                                                                  -----------
IT SERVICES -- 0.1%
    Gevity HR, Inc. ..............................       6,993        185,664
                                                                  -----------
LIFE SCIENCE TOOLS & SERVICES -- 0.2%
    Molecular Devices Corp.* .....................       9,669        295,485
                                                                  -----------
MACHINERY -- 1.2%
    American Science & Engineering,
       Inc.* .....................................       1,713         99,217
    JLG Industries, Inc. .........................      15,309        344,453
    Joy Global, Inc. .............................      22,937      1,194,788
                                                                   ----------
                                                                    1,638,458
                                                                   ----------
MEDIA -- 0.5%
    Vivendi Universal SA (France) ................      16,890        589,630
                                                                   ----------
METALS & MINING -- 0.8%
    POSCO, ADR (South Korea) .....................       8,714        582,967
    Reliance Steel & Aluminum Co. ................       6,074        503,838
                                                                  -----------
                                                                    1,086,805
                                                                  -----------
MULTI-UTILITIES & UNREGULATED POWER -- 1.8%
    Energy East Corp. ............................      50,802      1,215,692
    SCANA Corp. ..................................      31,219      1,204,429
                                                                  -----------
                                                                    2,420,121
                                                                  -----------
OIL, GAS & CONSUMABLE FUELS -- 4.2%
    Atlas America, Inc. ..........................       3,956        177,268
    Carrizo Oil & Gas, Inc.* .....................       5,227        163,657
    Encana Corp. .................................      12,327        648,893
    ENI SpA, ADR (Italy) .........................       8,892        522,405
    EOG Resources, Inc. ..........................      21,250      1,473,475
    Marathon Oil Corp. ...........................      18,033      1,502,149
    Norsk Hydro ASA (Norway) .....................      21,809        582,519
    Repsol YPF SA, ADR (Spain) ...................      18,181        510,159
                                                                  -----------
                                                                    5,580,525
                                                                  -----------
PERSONAL PRODUCTS
    Parlux Fragrances, Inc.* .....................       4,002         38,779
                                                                  -----------
PHARMACEUTICALS -- 0.9%
    Bentley Pharmaceuticals, Inc. ................       4,578         50,175
    Pfizer, Inc. .................................      48,610      1,140,877
                                                                  -----------
                                                                    1,191,052
                                                                  -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.2%
    Hang Lung Properties Ltd.
      (Hong Kong) ................................     705,000      1,261,798
    Trammell Crow Co.* ...........................       7,520        264,478
                                                                  -----------
                                                                    1,526,276
                                                                  -----------
ROAD & RAIL -- 0.1%
    Celadon Group, Inc.* .........................       4,767        105,065
                                                                  -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.9%
    Advanced Energy Industries, Inc.* ...               10,380        137,431
    Advanced Mirco Devices, Inc.* ................      37,038        904,468
    Broadcom Corp.(Class A Stock)* ...............      31,757        954,298
    Nvidia Corp.* ................................      57,228      1,218,384
    Omnivision Technologies, Inc.* ...............       9,019        190,481
    STMicroelectronics NV
      (Netherlands) ..............................      30,044        482,807
                                                                  -----------
                                                                    3,887,869
                                                                  -----------
SOFTWARE -- 0.5%
    Advent Software, Inc. ........................       6,589        237,665
    Ansoft Corp.* ................................       4,913        100,618
    Blackboard, Inc.* ............................       5,756        166,694
    SPSS, Inc.* ..................................       3,807        122,357
                                                                  -----------
                                                                      627,334
                                                                  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B198

              -----------------------------------------------------
              AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)
              -----------------------------------------------------

SCHEDULE OF INVESTMENTS                               JUNE 30, 22006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                     VALUE
                                                      SHARES        (NOTE 2)
                                                     ---------    -----------
SPECIALTY RETAIL -- 0.7%
    Charlotte Russe Holding, Inc.* ...............       4,650    $   111,321
    Dress Barn, Inc. .............................      10,830        274,541
    Guess?, Inc.* ................................       8,006        334,250
    Hibbett Sporting Goods, Inc.* ................       7,537        180,134
                                                                  -----------
                                                                      900,246
                                                                  -----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.5%
    Gildan Activewear, Inc.* .....................      10,134        476,298
    Madden Steven Ltd.* ..........................       4,364        129,262
                                                                  -----------
                                                                      605,560
                                                                  -----------
THRIFTS & MORTGAGE FINANCE -- 1.0%
    Washington Mutual, Inc. ......................      29,815      1,358,968
                                                                  -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.9%
    Alltel Corp. .................................      20,160      1,286,813
    NTT Docomo, Inc., ADR (Japan) ................      34,339        503,410
    Vodafone Group PLC
      (United Kingdom) ...........................     666,051      1,419,501
    Vodafone Group PLC, ADR
      (United Kingdom) ...........................      26,358        561,425
                                                                  -----------
                                                                    3,771,149
                                                                  -----------
TOTAL COMMON STOCKS
    (cost $83,693,920) ...........................                 82,229,605
                                                                  -----------

                                                 PRINCIPAL
INTEREST        MATURITY         MOODY'S          AMOUNT
  RATE            DATE           RATINGS           (000)
--------        --------         --------        ---------
CORPORATE BONDS -- 33.2%
AEROSPACE & DEFENSE -- 1.4%
Lockheed Martin Corp., Bonds
    8.50%       12/01/29         Baa1            $  750               943,980
United Technologies Corp., Sr. Notes
    4.875%      05/01/15          A2              1,000               933,374
                                                                 ------------
                                                                    1,877,354
                                                                 ------------
AUTOMOBILES -- 0.5%
Daimlerchrysler NA Holding Corp., Gtd. Notes
    4.05%       06/04/08          A3                750               725,143
                                                                 ------------
BEVERAGES -- 0.2%
Bottling Group LLC, Sr. Unsec'd. Notes
    5.50%       04/01/16          A3                250               241,214
                                                                 ------------
BIOTECHNOLOGY -- 0.7%
Amgen, Inc., S. Notes
    4.85%       11/18/14          A2              1,000               930,124
                                                                 ------------
CAPITAL MARKETS -- 4.4%
Credit Suisse First Boston USA, Inc., Notes
    5.125%      08/15/15         Aa3                750               700,977
Goldman Sachs Group, Inc., Notes
    6.875%      01/15/11         Aa3                750               779,313
    6.125%      02/15/33         Aa3                750               700,554
Goldman Sachs Group, Inc., Sr. Notes
    5.35%       01/15/16         Aa3              1,000               944,401
Merril Lynch & Co., Notes
    6.00%       02/17/09         Aa3                750               754,976
Morgan Stanley & Co. Inc., Notes
    3.875%      01/15/09         Aa3              1,000               959,420
Morgan Stanley Dean Witter, Unsub. Notes
    6.75%       04/15/11         Aa3              1,000             1,038,226
                                                                 ------------
                                                                    5,877,867
                                                                 ------------
CHEMICALS -- 0.6%
E. I. Du Pont de Nemours & Co., Notes
    6.875%      10/15/09          A2                750               777,407
                                                                 ------------
COMMERCIAL BANKS -- 1.8%
Household Finance Corp., Notes
    6.375%      10/15/11         Aa3                750               766,456
HSBC Bank USA, Sr. Notes
    3.875%      09/15/09         Aa2                500               473,330
HSBC Finance Corp., Notes
    5.50%       01/19/16         Aa3              1,000               952,368
Wells Fargo Bank & Co., Sub. Notes
    4.75%       02/09/15         Aa1                250               230,816
                                                                 ------------
                                                                    2,422,970
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.4%
Bank of America Corp., Sr. Notes
    5.875%      02/15/09         Aa2                750               755,298
Citigroup, Inc., Notes
    3.50%       02/01/08         Aa1              1,000               968,386
Citigroup, Inc., Notes
    6.50%       01/18/11         Aa1                750               773,270
JPMorgan Chase & Co., Sub Notes
    5.125%      09/15/14          A1                750               708,413
                                                                 ------------
                                                                    3,205,367
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.4%
AT&T, Inc., Notes
    4.125%      09/15/09          A2                750               712,543
    6.25%       03/15/11          A2                500               505,195
BellSouth Corp, Unsec'd. Notes
    4.75%       11/15/12          A2                750               695,408
BellSouth Corp., Sr. Notes
    6.875%      10/15/31          A2                750               739,812
    4.20%       09/15/09          A2              1,000               953,356
GTE Corp., Debs.
    7.51%       04/01/09         Baa1             1,000             1,039,208
GTE Corp., Debs.
    6.84%       04/15/18         Baa1             1,000             1,017,742
SBC Communications, Notes
    5.10%       09/15/14          A2                500               463,857
Verizon New York, Inc., Debs.
    6.875%      04/01/12         Baa3             1,000             1,013,293
                                                                 ------------
                                                                    7,140,414
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B199

        -----------------------------------------------------
        AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)
        -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                 PRINCIPAL
INTEREST        MATURITY         MOODY'S          AMOUNT            VALUE
  RATE            DATE           RATINGS          (000)            (NOTE 2)
--------        --------         --------        ---------       ------------
CORPORATE BONDS (CONTINUED)
ELECTRIC UTILITIES -- 2.3%
Progress Energy, Inc., Sr. Notes
  7.75%         03/01/31         Baa2            $ 1,000         $  1,115,412
  7.10%         03/01/11         Baa2                750              782,365
Southern California Edison Co., First Mortgage
  6.00%         01/15/34          A3                 500              477,424
Southern Power Co., Sr. Notes, 144A
  4.875%        07/15/15         Baa1                750              680,198
                                                                 ------------
                                                                    3,055,399
                                                                 ------------
FINANCIAL SERVICES -- 1.2%
General Electric Capital Corp., Notes
  6.75%         03/15/32         Aaa               1,000            1,067,424
General Electric Capital Corp., Unsec'd. Notes
  6.00%         06/15/12         Aaa                 500              505,743
                                                                 ------------
                                                                    1,573,167
                                                                 ------------
FOOD & STAPLES RETAILING -- 0.5%
Wal-Mart Stores, Inc., Notes
  5.25%         09/01/35         Aa2                 500              436,264
Wal-Mart Stores, Inc., Sr. Notes
  6.875%        08/10/09         Aa2                 250              258,889
                                                                 ------------
                                                                      695,153
                                                                 ------------
FOOD PRODUCTS -- 1.1%
Kraft Foods, Inc., Sr. Unsec'd Notes
  5.625%        11/01/11          A3                 750              738,731
Unilever Capital Corp., Gtd. Notes
  7.125%        11/01/10          A1                 750              787,464
                                                                 ------------
                                                                    1,526,195
                                                                 ------------
HOUSEHOLD DURABLES -- 0.5%
Fortune Brands, Inc., Sr. Unsub. Notes
  5.375%        01/15/16         Baa2                750              693,770
                                                                 ------------
HOUSEHOLD PRODUCTS -- 0.8%
Procter & Gamble Co., Unsub. Notes
  6.875%        09/15/09          Aa3              1,000            1,037,411
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.1%
Constellation Energy Group, Notes
  4.55%         06/15/15         Baa1                750              664,155
TXU Energy Co., Sr. Notes
  7.00%         03/15/13         Baa2                750              765,553
                                                                 ------------
                                                                    1,429,708
                                                                 ------------
INSURANCE -- 0.7%
Metlife, Inc., Sr. Notes
  5.70%         06/15/35          A2               1,000              892,050
                                                                 ------------
MEDIA -- 2.2%
Comcast Cable Communication, Notes
  6.20%         11/15/08         Baa2              1,000            1,009,902
Comcast Corp., Gtd. Notes
  5.90%         03/15/16         Baa2                250              240,194
Time Warner, Inc., Gtd. Notes
  7.70%         05/01/32         Baa2                750              815,139
Time Warner, Inc., Debs
  8.375%        03/15/23         Baa2                750              833,979
                                                                 ------------
                                                                    2,899,214
                                                                 ------------
MULTI-UTILITIES -- 2.1%
Dominion Resources, Inc., Sr. Unsec'd. Notes
  5.95%         06/15/35         Baa2                250              224,144
  5.15%         07/15/15         Baa2                750              689,407
Midamerican Energy Holdings, Sr. Notes
  3.50%         05/15/08         Baa1                250              239,855
Pacific Gas & Electric, Unsec'd. Notes
  3.60%         03/01/09         Baa1              1,000              949,363
  6.05%         03/01/34         Baa1                750              707,861
                                                                 ------------
                                                                    2,810,630
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
Conoco, Inc., Sr. Notes
  6.95%         04/15/29          A1                 500              544,073
                                                                 ------------
PAPER & FOREST PRODUCTS -- 1.0%
Weyerhauser Co., Notes
  6.75%         03/15/12         Baa2                750              766,246
Weyerhauser Co., Debs.
  7.375%        03/15/32         Baa2                500              506,210
                                                                 ------------
                                                                    1,272,456
                                                                 ------------
PHARMACEUTICALS -- 0.8%
Bristol-Myers Squibb, Co., Notes
  5.75%         10/01/11          A1               1,000              997,335
                                                                 ------------
SPECIALTY RETAIL -- 0.4%
Home Depot, Inc., Sr. Unsec'd. Notes
  5.20%         03/01/11         Aa3                 500              490,882
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
Alltel Corp., Sr. Notes
  7.00%         07/01/12          A2                 150              158,304
Sprint Capital Corp., Gtd. Notes
  6.875%        11/15/28         Baa2                750              755,555
                                                                 ------------
                                                                      913,859
                                                                 ------------
TOTAL CORPORATE BONDS
  (cost $44,544,304) .............................                 44,029,162
                                                                 ------------
TOTAL LONG-TERM INVESTMENTS
  (cost $128,238,224) ............................                126,258,767
                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B200

        -----------------------------------------------------
        AST FIRST TRUST BALANCED TARGET PORTFOLIO (CONTINUED)
        -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
SHORT-TERM INVESTMENT -- 8.2%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund - Taxable
      Money Market Series (cost $10,785,913)
      (Note 4)(w) ................................  10,785,913     $ 10,785,913
                                                                   ------------
TOTAL INVESTMENTS -- 103.4%
    (cost $139,024,137; Note 6) ..................                  137,044,680
LIABILITIES IN EXCESS OF
    OTHER ASSETS -- (3.4)% .......................                   (4,453,832)
                                                                   ------------
NET ASSETS -- 100.0% .............................                 $132,590,848
                                                                   ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

*    Non-income producing security.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Diversified Telecommunication Services                            10.5%
Affiliated Money Market Mutual Fund                                8.2
Electric Utilities                                                 5.9
Commercial Banks                                                   5.4
Chemicals                                                          4.6
Insurance                                                          4.6
Oil, Gas & Consumable Fuels                                        4.6
Capital Markets                                                    4.4
Diversified Financial Services                                     3.8
Wireless Telecommunication Services                                3.6
Industrial Conglomerates                                           3.4
Semiconductors & Semiconductor Equipment                           2.9
Automobiles                                                        2.7
Media                                                              2.7
Computers & Peripherals                                            2.4
Multi-Utilities                                                    2.1
Energy Equipment & Services                                        1.9
Aerospace & Defense                                                1.8
Multi-Utilities & Unregulated Power                                1.8
Food & Staples Retailing                                           1.7
Household Durables                                                 1.7
Pharmaceuticals                                                    1.7
Healthcare Equipment & Supplies                                    1.4
Financial Services                                                 1.2
Machinery                                                          1.2
Real Estate Management & Development                               1.2
Commercial Services & Supplies                                     1.1
Food Products                                                      1.1
Independent Power Producers & Energy Traders                       1.1
Specialty Retail                                                   1.1
Paper & Forest Products                                            1.0
Thrifts & Mortgage Finance                                         1.0
Airlines                                                           0.9
Gas Utilities                                                      0.9
Healthcare Providers & Services                                    0.9
Automotive Components                                              0.8
Biotechnology                                                      0.8
Household Products                                                 0.8
Metals & Mining                                                    0.8
Construction Materials                                             0.6
Software                                                           0.5
Textiles, Apparel & Luxury Goods                                   0.5
Electrical Equipment                                               0.4
Electronic Equipment & Instruments                                 0.3
Healthcare Technology                                              0.3
Beverages                                                          0.2
Building Products                                                  0.2
Life Science Tools & Services                                      0.2
Construction & Engineering                                         0.1
Consumer Finance                                                   0.1
Distributors                                                       0.1
IT Services                                                        0.1
Road & Rail                                                        0.1
Personal Products                                                   --*
                                                                 -----
                                                                 103.4
Liabilities in excess of other assets                             (3.4)
                                                                 -----
                                                                 100.0%
                                                                 =====

*  Less than .05%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B201

            -----------------------------------------------------
            AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
            -----------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

LONG-TERM INVESTMENTS -- 91.5%

COMMON STOCKS -- 73.3%

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
AEROSPACE & DEFENSE -- 0.6%
    AAR Corp.* . . .............................        12,413      $   275,941
    Ceradyne, Inc. .............................         7,198          356,229
    United Industrial Corp. ....................         8,811          398,698
                                                                     ----------
                                                                      1,030,868
                                                                     ----------
AIR FREIGHT & LOGISTICS -- 1.1%
    C.H. Robinson Worldwide, Inc. ..............        36,207        1,929,833
                                                                     ----------
AIRLINES -- 1.1%
    Cathay Pacific Airways Ltd.
       (Hong Kong) .............................     1,110,000        1,943,783
                                                                     ----------
AUTOMOBILES -- 2.5%
    Daimlerchrysler AG (Germany) ...............        11,328          559,150
    General Motors Corp. .......................       103,126        3,072,124
    Honda Motor Ltd. ...........................        21,387          680,534
                                                                     ----------
                                                                      4,311,808
                                                                     ----------
AUTOMOTIVE COMPONENTS -- 1.0%
    GKN PLC (United Kingdom)* ..................       347,003        1,751,795
                                                                     ----------
BIOTECHNOLOGY -- 1.4%
    Digene Corp.* ..............................        18,101          701,233
    Gilead Sciences, Inc.* .....................        28,380        1,678,961
                                                                     ----------
                                                                      2,380,194
                                                                     ----------
BUILDING PRODUCTS -- 0.5%
    Universal Forest Products, Inc. ............        14,546          912,471
                                                                     ----------
CHEMICALS -- 1.4%
    BASF AG, ADR (Germany) .....................         8,313          667,451
    Bayer AG, ADR (Germany) ....................        15,615          716,885
    H.B. Fuller Co. ............................        23,074        1,005,334
                                                                     ----------
                                                                      2,389,670
                                                                     ----------
COMMERCIAL BANKS -- 1.2%
    BOC Hong Kong (Holdings) Ltd.
       (Hong Kong) .............................     1,025,000        2,006,103
                                                                     ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.7%
    American Ecology Corp. .....................        13,966          370,099
    Mobile Mini, Inc.* .........................        25,520          746,715
                                                                     ----------
                                                                      1,116,814
                                                                     ----------
COMPUTERS & PERIPHERALS -- 4.8%
    Apple Computer, Inc.* ......................        60,206        3,438,967
    SanDisk Corp. ..............................        68,338        3,483,871
    Western Digital Corp.* .....................        62,531        1,238,739
                                                                     ----------
                                                                      8,161,577
                                                                     ----------
CONSTRUCTION & ENGINEERING -- 0.3%
    Insituform Technologies, Inc.
       (Class A Stock) .........................        21,034          481,468
                                                                     ----------
CONSTRUCTION MATERIALS -- 0.7%
    Eagle Materials, Inc. ......................         7,463          354,492
    Lafarge SA .................................        23,928          749,186
                                                                     ----------
                                                                      1,103,678
                                                                     ----------
CONSUMER FINANCE -- 0.2%
    Asta Funding, Inc. .........................        10,759          402,925
                                                                     ----------
DISTRIBUTORS -- 0.4%
    Building Material Holding Corp. ............        24,357          678,830
                                                                     ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
    ING Groep NV, ADR (Netherlands) ............        16,716          657,273
                                                                     ----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.9%
    AT&T, Inc. .................................        75,914        2,117,241
    BCE, Inc. ..................................        25,900          612,535
    BT Group PLC (United Kingdom) .....                572,998        2,535,085
    Deutsche Telekom AG, ADR
       (Germany) ...............................        39,794          638,296
    France Telecom SA ..........................        28,770          628,912
    Nippon Telegraph & Telephone, Inc.,
       ADR (Japan) .............................        28,956          708,553
    Telecom Italia SpA .........................        23,315          650,955
    Verizon Communications, Inc., Debs                  62,151        2,081,437
                                                                     ----------
                                                                      9,973,014
                                                                     ----------
ELECTRIC UTILITIES -- 0.7%
    E. ON AG, ADR (Germany) ....................        16,964          650,570
    Korea Electric Power Co., ADR
       (South Korea) ...........................        28,291          536,397
                                                                     ----------
                                                                      1,186,967
                                                                     ----------
ELECTRICAL EQUIPMENT -- 0.5%
    General Cable Corp.* .......................        11,708          409,780
    Lamson & Sessions Co.* .....................        13,307          377,387
                                                                     ----------
                                                                        787,167
                                                                     ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.8%
    Brightpoint, Inc.* .........................        16,186          218,997
    Daktronics, Inc. ...........................        31,204          900,859
    LoJack Corp.* ..............................        13,005          245,274
                                                                     ----------
                                                                      1,365,130
                                                                     ----------
ENERGY EQUIPMENT & SERVICES -- 4.0%
    Dril-Quip, Inc.* ...........................        16,251        1,339,733
    Parker Drilling Co. ........................        81,432          584,682
    Patterson-UTI Energy, Inc. .................        38,914        1,101,655
    Schlumberger Ltd. ..........................        40,979        2,668,143
    W-H Energy Services, Inc.* .................        22,998        1,168,988
                                                                     ----------
                                                                      6,863,201
                                                                     ----------
FOOD & STAPLES RETAILING -- 1.6%
    Compass Group PLC
       (United Kingdom) ........................       542,666        2,631,695
                                                                     ----------
HEALTHCARE EQUIPMENT & SUPPLIES -- 3.2%
    Arthrocare Corp.* ..........................        19,997          840,074
    Cutera, Inc.* ..............................         9,471          186,768
    Intermagnetics General Corp. ...............        33,188          895,412
    Intuitive Surgical, Inc. ...................         8,071          952,136
    Somanetics Corp.* ..........................         8,300          158,530
    Thoratec Corp.* ............................        40,299          558,947
    Varian Medical Systems, Inc.* ..............        38,301        1,813,553
                                                                     ----------
                                                                      5,405,420
                                                                     ----------
HEALTHCARE PROVIDERS & SERVICES -- 2.0%
    Express Scripts, Inc.* .....................        47,250        3,389,715
                                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B202

      -----------------------------------------------------------------
      AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)
      -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
HEALTHCARE TECHNOLOGY -- 0.9%
    Eclipsys Corp.* ............................        38,124      $   692,332
    Per-Se Technologies, Inc.* .................        31,505          793,296
                                                                     ----------
                                                                      1,485,628
                                                                     ----------
HOTELS, RESTAURANTS & LEISURE -- 1.1%
    Starbucks Corp.* ...........................        48,657        1,837,288
                                                                     ----------
HOUSEHOLD DURABLES -- 1.8%
    Garmin Ltd. ................................        22,786        2,402,556
    Matsushita Electric Industrial Co. Ltd.,
       ADR (Japan) .............................        29,765          628,934
                                                                     ----------
                                                                      3,031,490
                                                                     ----------
INDUSTRIAL CONGLOMERATES -- 4.4%
    Cheung Kong Infrastructure
       Holdings Ltd.(Hong Kong) ................       656,000        1,896,296
    Citic Pacific Ltd.(Hong Kong) ..............       691,000        2,037,508
    General Electric Co. .......................        63,720        2,100,211
    McDermott International, Inc.* .............        29,969        1,362,690
                                                                     ----------
                                                                      7,396,705
                                                                     ----------
INSURANCE -- 2.7%
    Aegon NV ...................................        38,246          652,859
    Allianz AG .................................        38,835          613,593
    Navigators Group, Inc.* ....................        13,063          572,421
    Royal & Sun Alliance Insurance
       Group PLC (United Kingdom) ..............       906,879        2,255,584
    Tower Group, Inc. ..........................        16,128          487,872
                                                                     ----------
                                                                      4,582,329
                                                                     ----------
INTERNET SOFTWARE & SERVICES -- 1.2%
    Google, Inc., (Class A Stock)* .............         4,873        2,043,395
                                                                     ----------
IT SERVICES -- 0.4%
    Gevity HR, Inc. ............................        25,884          687,220
                                                                     ----------
LIFE SCIENCE TOOLS & SERVICES -- 0.4%
    Molecular Devices Corp.* ...................        23,455          716,785
                                                                     ----------
MACHINERY -- 1.7%
    American Science & Engineering,
       Inc.* ...................................         6,340          367,213
    JLG Industries, Inc. .......................        25,187          566,707
    Joy Global, Inc. ...........................        37,735        1,965,616
                                                                     ----------
                                                                      2,899,536
                                                                     ----------
MEDIA -- 0.4%
    Vivendi Universal SA .......................        20,841          727,559
                                                                     ----------
METALS & MINING -- 0.9%
    POSCO, ADR (South Korea) ...................        10,752          719,309
    Reliance Steel & Aluminum Co. ..............         9,993          828,919
                                                                     ----------
                                                                      1,548,228
                                                                     ----------
OIL, GAS & CONSUMABLE FUELS -- 3.8%
    Atlas America, Inc. ........................        14,642          656,108
    Carrizo Oil & Gas, Inc.* ...................        19,350          605,849
    Encana Corp. ...............................        15,210          800,654
    ENI SpA, ADR (Italy) .......................        10,972          644,605
    EOG Resources, Inc. ........................        34,960        2,424,126
    Norsk Hydro ASA ............................        26,910          718,766
    Repsol SA ..................................        22,433          629,470
                                                                     ----------
                                                                      6,479,578
                                                                     ----------
PERSONAL PRODUCTS -- 0.1%
    Parlux Fragrances, Inc.* ...................        14,815          143,557
                                                                     ----------
PHARMACEUTICALS -- 1.2%
    Bentley Pharmaceuticals, Inc. ..............        16,945          185,717
    Pfizer, Inc. ...............................        79,973        1,876,966
                                                                     ----------
                                                                      2,062,683
                                                                     ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%
    Hang Lung Properties Ltd.
       (Hong Kong) .............................     1,146,000        2,051,093
    Trammell Crow Co.* .........................        27,837          979,027
                                                                     ----------
                                                                      3,030,120
                                                                     ----------
ROAD & RAIL -- 0.2%
    Celadon Group, Inc.* .......................        17,647          388,940
                                                                     ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.3%
    Advanced Energy Industries, Inc.* ..........        38,422          508,707
    Advanced Mirco Devices, Inc.* ..............        60,933        1,487,984
    Broadcom Corp., (Class A Stock) * ..........        91,430        2,747,471
    Lam Research Corp. .........................        30,735        1,432,866
    Nvidia Corp.* ..............................       165,949        3,533,054
    Omnivision Technologies, Inc.* .............        14,838          313,379
    STMicroelectronics NV ......................        37,070          595,715
                                                                     ----------
                                                                     10,619,176
                                                                     ----------
SOFTWARE -- 2.2%
    Adobe Systems, Inc. ........................        45,842        1,391,763
    Advent Software, Inc. ......................        24,389          879,711
    Ansoft Corp.* ..............................        18,185          372,429
    Blackboard, Inc.* ..........................        21,307          617,051
    SPSS, Inc.* ................................        14,091          452,885
                                                                     ----------
                                                                      3,713,839
                                                                     ----------
SPECIALTY RETAIL -- 1.2%
    Charlotte Russe Holding, Inc.* .............        17,214          412,103
    Dress Barn, Inc. ...........................        17,817          451,661
    Guess?, Inc.* ..............................        13,172          549,931
    Hibbett Sporting Goods, Inc.* ..............        27,899          666,786
                                                                     ----------
                                                                      2,080,481
                                                                     ----------
TEXTILES, APPAREL & LUXURY GOODS -- 0.7%
    Gildan Activewear, Inc.* ...................        16,672          783,584
    Steven Madden Ltd.* ........................        16,155          478,511
                                                                     ----------
                                                                      1,262,095
                                                                     ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.8%
    Fastenal Co. ...............................        32,282        1,300,642
                                                                     ----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.1%
    NTT DoCoMo, Inc., ADR (Japan) ..............        42,370          621,144
    Vodafone Group PLC, ADR
       (United Kingdom) ........................     1,081,599        2,305,126

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B203

      -----------------------------------------------------------------
      AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)
      -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

COMMON STOCKS (CONTINUED)

                                                                      VALUE
                                                      SHARES         (NOTE 2)
                                                     --------      ------------
WIRELESS TELECOMMUNICATION SERVICES (CONT'D.)
    Vodafone Group PLC, ADR
       (United Kingdom) ........................     32,523        $    692,740
                                                                   ------------
                                                                      3,619,010
                                                                   ------------
TOTAL COMMON STOCKS
    (cost $127,282,509) ...................................         124,517,683
                                                                   ------------
                                                 PRINCIPAL
INTEREST        MATURITY         MOODY'S          AMOUNT
  RATE            DATE           RATINGS          (000)
--------        --------         --------        ---------
CORPORATE BONDS -- 18.2%
AEROSPACE & DEFENSE -- 0.8%
Lockheed Martin Corp., Bonds
  8.50%         12/01/29         Baa1            $  600                 755,184
United Technologies Corp., Sr. Notes
  4.875%        05/01/15          A2                600                 560,024
                                                                   ------------
                                                                      1,315,208
                                                                   ------------
AUTOMOBILES -- 0.5%
DaimlerChrysler NA Holding Corp., Gtd. Notes
  4.05%         06/04/08          A3                800                 773,486
                                                                   ------------
BIOTECHNOLOGY -- 0.3%
Amgen, Inc., Sr. Notes
  4.85%         11/18/14          A2                600                 558,074
                                                                   ------------
CAPITAL MARKETS -- 2.9%
Credit Suisse First Boston USA, Inc., Notes
  5.125%        08/15/15         Aa3                600                 560,782
Goldman Sachs Group, Inc., Notes
  6.125%        02/15/33         Aa3                600                 560,443
Goldman Sachs Group, Inc., Gtd. Notes
  6.345%        02/15/34          A1                400                 372,906
Goldman Sachs Group, Inc., Bonds
  6.875%        01/15/11         Aa3                600                 623,450
Goldman Sachs Group, Inc., Sr. Notes
  5.35%         01/15/16         Aa3                900                 849,961
Merrill Lynch & Co., Notes
  6.00%         02/17/09         Aa3                400                 402,654
Morgan Stanley & Co. Inc., Notes
  3.875%        01/15/09         Aa3                600                 575,652
Morgan Stanley Dean Witter, Unsub. Notes
  6.75%         04/15/11         Aa3              1,000               1,038,226
                                                                   ------------
                                                                      4,984,074
                                                                   ------------
CHEMICALS -- 0.3%
E.I. Du Pont de Nemours, Notes
  6.875%        10/15/09          A2                500                 518,272
                                                                   ------------
COMMERCIAL BANKS -- 0.7%
Household Finance Corp., Notes
  6.375%        10/15/11         Aa3                400                 408,776
HSBC Bank USA, Sr. Notes
  3.875%        09/15/09         Aa2                250                 236,665
HSBC Finance Corp., Notes.
  5.50%         01/19/16         Aa3                600                 571,421
                                                                   ------------
                                                                      1,216,862
                                                                   ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.3%
Bank of America Corp., Sr. Notes
  5.875%        02/15/09         Aa2                600                 604,238
Citigroup, Inc., Notes
  6.50%         01/18/11         Aa1                400                 412,411
Citigroup, Inc., Notes
  3.50%         02/01/08         Aa1                600                 581,032
JPMorgan Chase & Co., Sub Notes
  5.125%        09/15/14          A1                600                 566,730
                                                                   ------------
                                                                      2,164,411
                                                                   ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
AT&T, Inc., Notes
  4.125%        09/15/09          A2                400                 380,023
  6.25%         03/15/11          A2                400                 404,156
BellSouth Corp., Notes
  6.875%        10/15/31          A2                600                 591,850
  4.20%         09/15/09          A2                400                 381,342
BellSouth Corp., Sr. Unsec'd. Notes
  4.75%         11/15/12          A2                400                 370,884
GTE Corp., Notes
  7.51%         04/01/09         Baa1               600                 623,525
GTE Corp., Debs.
  6.84%         04/15/18         Baa1               600                 610,645
SBC Communications, Notes
  5.10%         09/15/14          A2                200                 185,543
Sprint Capital Corp., Gtd. Notes
  6.875%        11/15/28         Baa2               400                 402,963
Verizon New York, Inc.
  6.875%        04/01/12         Baa3               600                 607,976
                                                                   ------------
                                                                      4,558,907
                                                                   ------------
ELECTRIC UTILITIES -- 1.7%
Progress Energy, Inc., Sr. Notes
  7.10%         03/01/11         Baa2               800                 834,522
Progress Energy, Inc., Sr. Notes
  7.75%         03/01/31         Baa2               800                 892,330
Southern California Edison Co., First Mortgage
  6.00%         01/15/34          A3                400                 381,939
Southern Power Co., Sr. Notes 144A
  4.875%        07/15/15         Baa1               800                 725,545
                                                                   ------------
                                                                      2,834,336
                                                                   ------------
FINANCIAL SERVICES -- 0.6%
General Electric Capital Corp., Notes
  6.75%         03/15/32         Aaa                600                 640,454
General Electric Capital Corp., Unsec'd. Notes
  6.00%         06/15/12         Aaa                400                 404,595
                                                                   ------------
                                                                      1,045,049
                                                                   ------------
FOOD & STAPLES RETAILING -- 0.3%
Wal Mart Stores, Inc., Sr. Notes
  6.875%        08/10/09         Aa2                200                 207,111
Wal Mart Stores, Inc., Bonds
  5.25%         09/01/35         Aa2                400                 349,011
                                                                   ------------
                                                                        556,122
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B204

      -----------------------------------------------------------------
      AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)
      -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

                                                 PRINCIPAL
INTEREST        MATURITY         MOODY'S          AMOUNT              VALUE
  RATE            DATE           RATINGS          (000)              (NOTE 2)
--------        --------         --------        ---------         ------------
CORPORATE BONDS (CONTINUED)
FOOD PRODUCTS -- 0.7%
Kraft Foods, Inc., Sr. Unsec'd. Notes
  5.625%        11/01/11          A3              $ 600            $    590,985
Unilever Capital Corp., Gtd. Notes
  7.125%        11/01/10          A1                600                 629,971
                                                                   ------------
                                                                      1,220,956
                                                                   ------------
HOUSEHOLD DURABLES -- 0.3%
Fortune Brands, Inc., Sr. Unsub. Notes
  5.375%        01/15/16         Baa2               600                 555,016
                                                                   ------------
HOUSEHOLD PRODUCTS -- 0.4%
Procter & Gamble Co., Unsub. Notes
  6.875%        09/15/09         Aa3                600                 622,447
                                                                   ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.7%
Constellation Energy Group, Inc., Sr. Notes
  6.125%        09/01/09         Baa1               197                 198,296
Constellation Energy Group, Inc., Notes
  4.55%         06/15/15         Baa1               600                 531,324
TXU Energy Co., Sr. Notes
  7.00%         03/15/13         Baa2               400                 408,295
                                                                   ------------
                                                                      1,137,915
                                                                   ------------
INSURANCE -- 0.2%
Metlife, Inc., Sr. Notes
  5.70%         06/15/35          A2                400                 356,820
                                                                   ------------
MEDIA -- 1.3%
AOL Time Warner, Inc., Gtd. Notes
  7.70%         05/01/32         Baa2               600                 652,111
Comcast Cable Communications Holdings, Inc., Notes
  6.20%         11/15/08         Baa2               500                 504,951
Comcast Corp., Gtd. Notes
  5.90%         03/15/16         Baa2               400                 384,311
Time Warner, Inc., Debs.
  8.375%        03/15/23         Baa2               600                 667,183
                                                                   ------------
                                                                      2,208,556
                                                                   ------------
MULTI-UTILITIES -- 1.3%
Dominion Resources Inc., Sr. Unsec'd. Notes
  5.15%         07/15/15         Baa1               600                 551,526
  5.95%         06/15/35         Baa2               200                 179,315
Duke Energy Corp., First Mortgage
  3.75%         03/05/08          A2                200                 193,871
Midamerican Energy Holdings, Sr. Notes 144A
  3.50%         05/15/08         Baa1               400                 383,767
Pacific Gas & Electric, Unsec'd. Notes
  3.60%         03/01/09         Baa1               600                 569,618
Pacific Gas & Electric, Unsec'd. Notes
  6.05%         03/01/34         Baa1               400                 377,526
                                                                   ------------
                                                                      2,255,623
                                                                   ------------
OIL, GAS & CONSUMABLE FUELS -- 0.1%
Conoco, Inc., Sr. Notes
  6.95%         04/15/29          A1                200                 217,629
                                                                   ------------
PAPER & FOREST PRODUCTS -- 0.5%
Weyerhaeuser Co., Notes
  6.75%         03/15/12         Baa2               400                 408,664
Weyerhauser Co., Debs.
  7.375%        03/15/32         Baa2               400                 404,968
                                                                   ------------
                                                                        813,632
                                                                   ------------
PHARMACEUTICALS -- 0.3%
Bristol Myers Squibb, Notes
  5.75%         10/01/11          A1                600                 598,401
                                                                   ------------
SPECIALTY RETAIL -- 0.2%
Home Depot, Inc., Sr. Unsec'd. Notes
  5.20%         03/01/11         Aa3                400                 392,705
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
Alltel Corp., Sr. Notes
  7.00%         07/01/12          A2                100                 105,536
                                                                   ------------
TOTAL CORPORATE BONDS
  (cost $31,354,519) ...........................                     31,010,037
                                                                   ------------
TOTAL LONG-TERM INVESTMENTS
     (cost $158,637,028) .......................                    155,527,720
                                                                   ------------

                                                       SHARES
                                                     ----------
SHORT-TERM INVESTMENT -- 8.3%
AFFILIATED MONEY MARKET MUTUAL FUND
    Dryden Core Investment Fund - Taxable
       Money Market Series (cost $13,999,360)(w)
       (Note 4) ................................     13,999,360      13,999,360
                                                                   ------------
TOTAL INVESTMENTS -- 99.8%
     (cost $172,636,388; Note 6) ...............                    169,527,080
OTHER ASSETS IN EXCESS
     OF LIABILITIES -- 0.2% .....................                       403,317
                                                                   ------------
NET ASSETS -- 100.0% ............................                  $169,930,397
                                                                   ============

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

ADR  American Depositary Receipt

*    Non-income producing security.

(w) Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B205

      -----------------------------------------------------------------
      AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO (CONTINUED)
      -----------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                JUNE 30, 2006 (UNAUDITED)

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 2006 were as follows:

INDUSTRY
--------
Diversified Telecommunication Services                             8.6%
Affiliated Money Market Mutual Fund                                8.3
Semiconductors & Semiconductor Equipment                           6.3
Computers & Peripherals                                            4.8
Industrial Conglomerates                                           4.4
Energy Equipment & Services                                        4.0
Oil, Gas & Consumable Fuels                                        3.9
Healthcare Equipment & Supplies                                    3.2
Automobiles                                                        3.0
Capital Markets                                                    2.9
Insurance                                                          2.9
Electric Utilities                                                 2.4
Software                                                           2.2
Wireless Telecommunication Services                                2.2
Household Durables                                                 2.1
Healthcare Providers & Services                                    2.0
Commercial Banks                                                   1.9
Food & Staples Retailing                                           1.9
Real Estate Management & Development                               1.8
Biotechnology                                                      1.7
Chemicals                                                          1.7
Diversified Financial Services                                     1.7
Machinery                                                          1.7
Media                                                              1.7
Pharmaceuticals                                                    1.5
Aerospace & Defense                                                1.4
Specialty Retail                                                   1.4
Multi-Utilities                                                    1.3
Internet Software & Services                                       1.2
Air Freight & Logistics                                            1.1
Airlines                                                           1.1
Hotels, Restaurants & Leisure                                      1.1
Automotive Components                                              1.0
Healthcare Technology                                              0.9
Metals & Mining                                                    0.9
Electronic Equipment & Instruments                                 0.8
Trading Companies & Distributors                                   0.8
Commercial Services & Supplies                                     0.7
Construction Materials                                             0.7
Food Products                                                      0.7
Independent Power Producers & Energy Traders                       0.7
Textiles, Apparel & Luxury Goods                                   0.7
Financial Services                                                 0.6
Building Products                                                  0.5
Electrical Equipment                                               0.5
Paper & Forest Products                                            0.5
Distributors                                                       0.4
Household Products                                                 0.4
IT Services                                                        0.4
Life Science Tools & Services                                      0.4
Construction & Engineering                                         0.3
Consumer Finance                                                   0.2
Road & Rail                                                        0.2
Personal Products                                                  0.1
                                                                 -----
                                                                  99.8
Other assets in excess of liabilities                              0.2
                                                                 -----
                                                                 100.0%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B206

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             AMERICAN SKANDIA TRUST
                                   (UNAUDITED)

1. GENERAL

         American Skandia Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust was organized on October 31, 1988 as a Massachusetts business trust. The Trust operates as a series company and, at June 30, 2006 issued 43 classes of shares of beneficial interest (collectively the "Portfolios").

         Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies ("Contractholders"), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies.

         The Portfolios of the Trust have the following investments objectives:

         AST JPMorgan International Equity Portfolio ("JPMorgan International Equity"): Capital growth by investing primarily in equity securities of foreign companies.

         AST William Blair International Growth Portfolio ("William Blair International Growth"): Long-term capital growth by investing primarily in equity securities of foreign companies.

         AST LSV International Value Portfolio ("LSV International Value"):
         Capital growth by investing primarily in equity securities of foreign companies represented in the MSCI EAFE Index.

         AST MFS Global Equity Portfolio ("MFS Global Equity"): Capital growth by investing primarily in common stocks and related securities of U.S. and foreign issuers.

         AST Small-Cap Growth Portfolio ("Small-Cap Growth"), formerly known as AST State Street Research Small-Cap Growth Portfolio: Capital growth by investing in common stocks of small capitalization companies.

         AST DeAM Small-Cap Growth Portfolio ("DeAM Small-Cap Growth"):
         Maximize capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Growth Index.

         AST Federated Aggressive Growth Portfolio ("Federated Aggressive Growth"): Capital growth by investing primarily in stocks of small companies that are traded on national securities exchanges, Nasdaq stock exchange and the over-the-counter-market.

         AST Goldman Sachs Small-Cap Value Portfolio ("Goldman Sachs Small-Cap Value"): Long-term capital growth by investing primarily in equity securities of small capitalization companies that are believed to be undervalued.

         AST Small-Cap Value Portfolio ("Small-Cap Value"): Long-term capital growth by investing primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

         AST DeAM Small-Cap Value Portfolio ("DeAM Small-Cap Value"): Maximum capital growth by investing primarily in equity securities of small capitalization companies included in the Russell 2000 Value Index.

         AST Goldman Sachs Mid-Cap Growth Portfolio ("Goldman Sachs Mid-Cap Growth"): Long-term capital growth by investing primarily in equity securities of medium-sized companies.

         AST Neuberger Berman Mid-Cap Growth Portfolio ("Neuberger Berman Mid-Cap Growth"): Capital growth by investing primarily in common stocks of medium capitalization companies.

         AST Neuberger Berman Mid-Cap Value Portfolio ("Neuberger Berman Mid-Cap Value"): Capital growth by investing primarily in common stocks of medium capitalization companies.

         AST Mid-Cap Value Portfolio ("Mid-Cap Value"), formerly known as AST Gabelli All-Cap Value Portfolio: Capital growth by investing in readily marketable equity securities.

                                       C1

         AST T. Rowe Price Natural Resources Portfolio ("T. Rowe Price Natural Resources"): Long-term capital growth by investing primarily in common stocks of companies that own or develop natural resources and other basic commodities.

         AST T. Rowe Large-Cap Growth Portfolio ("T. Rowe Large-Cap Growth"), formerly known as AST AllianceBernstein Large-Cap Growth Portfolio:
         Long-term capital growth by investing predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

         AST MFS Growth Portfolio ("MFS Growth"): Long-term capital growth and future income by investing primarily in common stocks and related securities.

         AST Marsico Capital Growth Portfolio ("Marsico Capital Growth"):
         Capital growth by investing primarily in common stocks with the majority of the portfolio's assets in large capitalization stocks.

         AST Goldman Sachs Concentrated Growth Portfolio ("Goldman Sachs Concentrated Growth"): Capital growth by investing primarily in equity securities.

         AST DeAM Large-Cap Value Portfolio ("DeAM Large-Cap Value"): Maximum capital growth by investing in equity securities of large capitalization companies included in the Russell 1000 Value Index.

         AST Large-Cap Value Portfolio ("Large-Cap Value"), formerly known as AST Hotchkis & Wiley Large-Cap Value Portfolio: Capital growth and current income by investing primarily in dividend-paying common and preferred stocks, and to a lesser extent in fixed income securities.

         AST AllianceBernstein Core Value Portfolio ("AllianceBernstein Core Value"), formerly known as AST Sanford Bernstein Core Value Portfolio:
         Long-term capital growth by investing primarily in common stocks of large capitalization companies that appear to be undervalued.

         AST Cohen & Steers Realty Portfolio ("Cohen & Steers Realty"):
         Maximize total return by investing primarily in equity securities of real estate companies.

         AST AllianceBernstein Managed Index 500 Portfolio ("AllianceBernstein Managed Index 500"), formerly known as AST Sanford Bernstein Managed Index 500 Portfolio: Outperform the S&P 500 Stock Index by investing primarily in common stocks included in the S&P 500.

         AST American Century Income & Growth Portfolio ("American Century Income & Growth"): Capital growth and, secondarily, current income by investing primarily in stocks of large U.S. companies selected through quantitative investment techniques.

         AST AllianceBernstein Growth & Income Portfolio ("AllianceBernstein Growth & Income"), formerly known as AST Alliance Growth & Income
         Portfolio: Long-term capital growth and income by investing primarily in common stocks that are believed to be selling at reasonable valuations in relation to their fundamental business prospects.

         AST Global Allocation Portfolio ("Global Allocation"), formerly known as DeAM Global Allocation Portfolio: A high level of total return by investing primarily in a diversified portfolio of mutual funds.

         AST American Century Strategic Balanced Portfolio ("American Century Strategic Balanced"): Capital growth by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed income securities.

         AST T. Rowe Price Asset Allocation Portfolio ("T. Rowe Price Asset Allocation"): A high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.

         AST T. Rowe Price Global Bond Portfolio ("T. Rowe Price Global Bond"):
         High current income and capital growth by investing primarily in high-quality foreign and U.S. dollar-denominated bonds.

         AST High Yield Portfolio ("High Yield"): High current income by investing primarily in lower quality fixed income securities rated BBB and below. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to

                                       C2
         movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

         AST Lord Abbett Bond-Debenture Portfolio ("Lord Abbett
         Bond-Debenture"): High current income and the opportunity for capital appreciation to produce a high total return by investing primarily in high yield and investment grade debt securities, securities convertible into common stock and preferred stock.

         AST PIMCO Total Return Bond Portfolio ("PIMCO Total Return Bond"):
         Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from three to six years.

         AST PIMCO Limited Maturity Bond Portfolio ("PIMCO Limited Maturity Bond"): Maximize total return, consistent with preservation of capital by investing primarily in higher-quality fixed income securities of varying maturities, so that the portfolio's expected average duration will be from one to three years.

         AST Money Market Portfolio ("Money Market"): Maximize current income and maintain high levels of liquidity by investing in high-quality, short-term, U.S. dollar-denominated instruments.

         AST Aggressive Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests 100% of its assets in underlying mutual funds that invest primarily in equity securities.

         AST Balanced Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 65% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 35% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

         AST Capital Growth Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 80% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 20% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

         AST Conservative Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 55% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 45% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

         AST Preservation Asset Allocation Portfolio: Highest potential total return consistent with specified level of risk tolerance through investment in a portfolio of mutual funds. Under normal circumstances, the Portfolio invests approximately 35% of its assets in underlying mutual funds that invest primarily in equity securities and approximately 65% of its assets in underlying mutual funds that invest primarily in debt securities or money market instruments.

         AST Advanced Strategies Portfolio: Highest level of absolute return. The Portfolio invests its assets in a diversified allocation of domestic and international equity securities and domestic and international fixed-income securities.

         AST First Trust Balanced Target Portfolio: Long-Term capital growth balanced by current income. The Portfolio invests approximately 65% of its assets in equity securities and approximately 35% of its assets in fixed-income securities.

         AST First Trust Capital Appreciation Target Portfolio: Long-Term capital growth. The Portfolio invests approximately 80% of its assets in equity securities and approximately 20% of its assets in fixed-income securities.

                                       C3

2. ACCOUNTING POLICIES

         The following accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Trust and the Portfolios in the preparation of their financial statements.

         Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the co-managers, in consultation with the subadviser(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been effected by events occurring after the close of the security's foreign market and before the Portfolio's normal pricing time, are valued at fair value in accordance with the Board of Trustees' approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the price used by other mutual funds to calculate their net asset values.

         Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Money Market uses amortized cost to value short-term securities. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

         Restricted and Illiquid Securities: Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities (except for the AST Money Market Portfolio, which is limited to 10% of net assets, and the AST AllianceBernstein Core Value Portfolio and the AST AllianceBernstein Managed Index 500 Portfolio, which are limited to 5% of its net assets). Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio's Subadviser under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio's investments in Rule 144A securities could be impaired if trading does not develop or declines.

         Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated each business day into U.S. dollars based at the current rates of exchange. Purchases and sales of Portfolio securities and income and expenses are translated into U.S. dollars on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes

                                       C4
         in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss from investments.

         Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currencies and foreign currency contracts gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than Portfolio securities, resulting from changes in exchange rates.

         Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios, as defined in the prospectus, enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

         Options: The Portfolios (except for Money Market) may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolio's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

         If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

         The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

         When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

         Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in

                                       C5
         the Statement of Operations as net realized gain or loss on financial futures contracts. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and underlying hedged assets.

         Short Sales: Certain portfolios of the Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may also sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statements of Operations as net realized gain or loss on short sales.

         Loan Participations: Certain Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations ("Selling Participant"), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

         Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

         Swap Agreements: The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or "credit event"). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on its obligation to perform. The Portfolios may enter swap agreements as either the protection buyer or protection seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

                                       C6

         Risk: Forward currency contracts, written options, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statements of Assets and Liabilities. Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

         Delayed Delivery Transactions: Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

         Security Loans: The Portfolios may lend their portfolio securities to broker-dealers. Security loans are limited to 33 1/3% of the total assets of the respective portfolio. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolios. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolios have the right to repurchase the securities using the collateral in the open market. The Portfolios recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognize any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

         Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Trust's expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

         Taxes: For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

         Dividends and Distributions: Dividends, if any, from net investment income are declared and paid at least annually by all Portfolios other than Money Market. In the case of Money Market, dividends are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Net realized gains from investment transactions, if any, are distributed at least annually. These dividends and distributions are determined in accordance with federal income tax regulations and may differ from accounting principles generally accepted in the United States of America.

         Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                       C7

3. AGREEMENTS

         The Portfolios have entered into investment management agreements with American Skandia Investment Services, Inc. and Prudential Investments LLC the co-managers (together the "Investment Manager") which provide that the Investment Manager will furnish each Portfolio with investment advice and investment management and administrative services. The Investment Manager has engaged the following firms as Sub-advisers for their respective Portfolios:

         Alliance Capital Management L.P. for AllianceBernstein Core Value, AllianceBernstein Growth and Income, and AllianceBernstein Managed Index 500;

         American Century Investment Management, Inc. for American Century Income and Growth and American Century Strategic Balanced;

         Cohen & Steers Capital Management, Inc. for Cohen & Steers Realty;

         Deutsche Asset Management, Inc. for DeAM Small-Cap Growth, DeAM Large-Cap Value and DeAM Small-Cap Value;

         Dreman Value Management for a portion of Small-Cap Value (beginning March 20, 2006);

         Eagle Asset Management for a portion of Small-Cap Growth;

         Earnest Partners LLC, for a portion of Mid-Cap Value;

         Federated Equity Management Company of Pennsylvania for
         Federated Aggressive Growth;

         First Trust Advisors L.P. for First Trust Balanced Target and First Trust Capital Appreciation Target;

         Goldman Sachs Asset Management, L.P. for Goldman Sachs Concentrated Growth, Goldman Sachs Small-Cap Value, Goldman Sachs Mid-Cap Growth and High Yield;

         Hotchkis and Wiley Capital Management, LLC for a portion of Large-Cap Value;

         Integrity Asset Management for a portion of Small-Cap Value (through March 20, 2006);

         J.P. Morgan Investment Management, Inc. for JPMorgan International Equity and a portion of Small-Cap Value and a portion of Large-Cap Value;

         Lee Munder Investments, Ltd. for a portion of Small-Cap Value;

         Lord Abbett & Co. LLC for Lord Abbett Bond-Debenture;

         LSV Asset Management for LSV International Value and a portion of Advanced Strategies;

         Marsico Capital Management, LLC for Marsico Capital Growth and a portion of Advanced Strategies;

         Massachusetts Financial Services Company for MFS Global Equity and MFS Growth;

         Neuberger Berman Management, Inc. for Neuberger Berman Mid-Cap Value, Neuberger Berman Mid-Cap Growth and for a portion of Small-Cap Growth;

         Pacific Investment Management Company LLC for PIMCO Total Return Bond and PIMCO Limited Maturity Bond and a portion of Advanced Strategies;

         Prudential Investments LLC for Global Allocation, Aggressive Asset Allocation, Capital Growth Asset Allocation, Balanced Asset Allocation, Conservative Asset Allocation, and Preservation Asset Allocation;

         Prudential Investment Management, Inc. ("PIM"), for Money Market;

         Salomon Brothers Asset Management Inc., for a portion of Small-Cap
         Value;

         T. Rowe Price Associates, Inc. for T. Rowe Price Asset Allocation, T. Rowe Price Large-Cap Growth Fund, and T. Rowe Price Natural Resources and a portion of Advanced Strategies;

         T. Rowe Price International, Inc. for T. Rowe Price Global Bond;

                                       C8

         WEDGE Capital Management, LLP, for a portion Mid-Cap Value; and

         William Blair & Company, LLC for William Blair International Growth and a portion of Advanced Strategies.

         Advisory Fees and Expense Limitations: The Investment Manager receives a fee, computed daily and payable monthly, based on the annual rates specified below, of the value of each Portfolio's average daily net assets. The Investment Manager pays each Subadviser a fee as compensation for advisory services provided to the Portfolios. All amounts paid or payable to the Portfolios by the Investment Manager, under the agreement, are reflected in the Statements of Operations. The Investment Manager has voluntarily agreed to waive a portion of their management fee and/or reimburse each Portfolio an amount equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below, of the Portfolio's average daily net assets.

                                                                          Effective Advisory
                                                      Advisory                 Fees Net             Expense
                                                        Fees                   of Waiver          Limitations
                                               ----------------------     ------------------     -------------
JPMorgan International Equity ............      1.00% to $75 million;            0.87%                  --+
                                               0.85% over $75 million
William Blair International Growth .......             1.00%                     0.90%               1.75%
LSV International Value ..................             1.00%                     1.00%               1.50%
MFS Global Equity ........................             1.00%                     1.00%                  --+
Small-Cap Growth .........................             0.90%                     0.88%                  --+
DeAM Small-Cap Growth ....................             0.95%                     0.87%               1.35%
Federated Aggressive Growth ..............             0.95%                     0.95%               1.35%
Goldman Sachs Small-Cap Value ............             0.95%                     0.95%               1.35%
Small-Cap Value ..........................             0.90%                     0.89%               1.30%
DeAM Small-Cap Value .....................             0.95%                     0.82%                  --+
Goldman Sachs Mid-Cap Growth .............             1.00%                     0.97%                  --+
Neuberger Berman Mid-Cap Growth ..........       0.90% to $1 billion;            0.85%               1.25%
                                                0.85% over $1 billion
Neuberger Berman Mid-Cap Value ...........       0.90% to $1 billion;            0.88%               1.25%
                                                0.85% over $1 billion
Mid-Cap Value ............................             0.95%                     0.95%               1.45%
T. Rowe Price Natural Resources ..........             0.90%                     0.90%               1.35%
T. Rowe Price Large-Cap Growth ...........       0.90% to $1 billion;            0.90%                  --+
                                                0.85% over $1 billion
MFS Growth ...............................             0.90%                     0.87%               1.35%
Marsico Capital Growth ...................             0.90%                     0.88%               1.35%
Goldman Sachs Concentrated Growth ........             0.90%                     0.83%                  --+
DeAM Large-Cap Value .....................             0.85%                     0.85%               1.25%
Large-Cap Value ..........................             0.75%                     0.74%               1.20%
AllianceBernstein Core Value .............             0.75%                     0.75%               1.25%
Cohen & Steers Realty ....................             1.00%                     1.00%               1.45%
AllianceBernstein Managed Index 500 ......             0.60%                     0.60%               0.80%
American Century Income and Growth .......             0.75%                     0.75%               1.25%
AllianceBernstein Growth and Income ......             0.75%                     0.72%               1.25%
Global Allocation ........................             0.10%                     0.10%               0.35%
American Century Strategic Balanced ......             0.85%                     0.82%               1.25%
T. Rowe Price Asset Allocation ...........             0.85%                     0.85%               1.25%
T. Rowe Price Global Bond ................             0.80%                     0.80%               1.75%
High Yield ...............................             0.75%                     0.75%                  --+
Lord Abbett Bond-Debenture ...............             0.80%                     0.76%                  --+
PIMCO Total Return Bond ..................             0.65%                     0.65%               1.05%++
PIMCO Limited Maturity Bond ..............             0.65%                     0.63%               1.05%
Money Market .............................             0.50%                     0.45%                  --+
Aggressive Asset Allocation ..............             0.15%                     0.12%               0.20%
Balanced Asset Allocation ................             0.15%                     0.15%               0.20%
Capital Growth Asset Allocation ..........             0.15%                     0.15%               0.20%
Conservative Asset Allocation ............             0.15%                     0.15%               0.20%
Preservation Asset Allocation ............             0.15%                     0.15%               0.20%
Advanced Strategies ......................             0.85%                     0.84%                N/A
First Trust Balanced Target ..............             0.85%                     0.85%                N/A
First Trust Capital Appreciation Target ..             0.85%                     0.83%                N/A

                                       C9

                                                 +January 1 through
                                                    June 30, 2006             +Effective July 1, 2006
                                                 Expense Limitations            Expense Limitations
                                                 -------------------          -----------------------
JPMorgan International Equity ..............            1.11%                          1.01%
MFS Global Equity ..........................            1.75%                          1.18%
Small-Cap Growth ...........................            1.09%                          1.07%
DeAM Small Cap Value .......................            1.15%                          1.14%
Goldman Sachs Mid-Cap Growth ...............            1.35%                          1.12%
T. Rowe Price Large-Cap Growth .............            1.05%                          1.45%
Goldman Sachs Concentrated Growth ..........            0.97%                          0.86%
High Yield .................................            0.90%                          0.88%
Lord Abbett Bond-Debenture .................            0.90%                          0.88%
Money Market ...............................            0.65%                          0.56%

++Expense limitation is contractual.

The Investment Manager has voluntarily agreed to waive a portion of its advisory fees as follows:

                                                         January 1 through
                                                           June 30, 2006                    Effective July 1, 2006
                                                 -----------------------------------   ---------------------------------
                                                         (% of the average                    (% of the average
                                                          daily net assets)                    daily net assets)
                                                 -----------------------------------   ---------------------------------
Mid-Cap Value ..............................           0.05% over $500 million                       0.00%

                                                 Up to $1 billion   Over $1 billion   Up to $1 billion   Over $1 billion
                                                 ----------------   ---------------   ----------------   ---------------
William Blair International Growth..........           0.10%             0.10%              0.00%              0.00%
MFS Global Equity ..........................           0.00%             0.05%              0.00%              0.00%
DeAM Small-Cap Growth ......................           0.08%             0.08%              0.00%              0.00%
Federated Aggressive Growth ................           0.00%             0.05%              0.00%              0.00%
Goldman Sachs Small-Cap Value ..............           0.00%             0.05%              0.00%              0.00%
Small-Cap Value ............................           0.00%             0.05%              0.00%              0.00%
DeAM Small-Cap Value .......................           0.13%             0.13%              0.00%              0.00%
Goldman Sachs Mid-Cap Growth ...............           0.03%             0.05%              0.00%              0.00%
Neuberger Berman Mid-Cap Growth ............           0.05%             0.00%              0.00%              0.00%
T. Rowe Price Natural Resources ............           0.00%             0.05%              0.00%              0.00%
MFS Growth .................................           0.03%             0.05%              0.00%              0.00%
Marsico Capital Growth .....................           0.00%             0.03%              0.00%              0.00%
Large-Cap Value ............................           0.00%             0.05%              0.00%              0.00%
AllianceBernstein Core Value ...............           0.00%             0.05%              0.00%              0.00%
AllianceBernstein Managed Index 500 ........           0.00%             0.05%              0.00%              0.00%
American Century Income & Growth ...........           0.00%             0.05%              0.00%              0.00%
AllianceBernstein Growth and Income ........           0.00%             0.05%              0.00%              0.00%
Global Allocation ..........................           0.00%             0.05%              0.00%              0.00%
American Century Strategic Balanced ........           0.03%             0.05%              0.00%              0.00%
T. Rowe Price Asset Allocation .............           0.00%             0.05%              0.00%              0.00%
T Rowe Price Global Bond ...................           0.00%             0.05%              0.00%              0.00%
PIMCO Limited Maturity Bond ................           0.00%             0.05%              0.00%              0.00%
Money Market ...............................           0.05%             0.05%              0.00%              0.00%

                                       C10

                                                       March 20, 2006 through
                                                            June 30, 2006               Effective July 1, 2006
                                            -------------------------------------   -------------------------------------
                                             Up to $1 billion    Over $1 billion     Up to $1 billion    Over $1 billion
                                            ------------------  -----------------   ------------------  -----------------
Advanced Strategies ...................            0.00%             0.05%                0.00%               0.00%
First Trust Balanced Target ...........            0.00%             0.05%                0.00%               0.00%
First Trust Capital
   Appreciation Target ................            0.00%             0.05%                0.00%               0.00%

4. OTHER TRANSACTIONS WITH AFFILIATES

         The Trust, excluding Global Allocation Portfolio, Aggressive Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, and Preservation Asset Allocation Portfolio, has entered into an agreement with American Skandia Life Assurance Corporation ("ASLAC") pursuant to which it pays ASLAC a shareholder servicing fee at an annual rate of 0.10% of each Portfolio's average daily net assets. Beginning July 1, 2006, the shareholder servicing fee will be at an annual rate of 0.07% of each Portfolio's average daily net assets. Certain officers and Trustees of the Trust are officers or directors of the Investment Manager. The Trust pays no compensation directly to its officers or interested Trustees. The Investment Manager also pays for occupancy and certain clerical and administrative expenses. The Trust bears all other costs and expenses.

         The Trust invests in the Taxable Money Market Series (the "Portfolio"), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

         Effective October 1, 2005, Prudential Investment, Inc. ("PIM"), an indirect, wholly-owned subsidiary of Prudential, took over as the Trust's securities lending agent. For the six months ended June 30, 2006, PIM was compensated as follows for these services by the
         Portfolios:

Portfolio                                                             PIM
---------                                                           --------
JPMorgan International Equity ................................      $    698
William Blair International Growth ...........................         2,401
MFS Global Equity ............................................           920
Small-Cap Growth .............................................        27,215
DeAM Small-Cap Growth ........................................        20,280
Federated Aggressive Growth ..................................       212,273
Goldman Sachs Small-Cap Value ................................        25,519
Small-Cap Value ..............................................       263,235
DeAM Small-Cap Value .........................................         4,828
Goldman Sachs Mid-Cap Growth .................................        21,361
Neuberger Berman Mid-Cap Growth ..............................        30,687
Neuberger Berman Mid-Cap Value ...............................       127,413
Mid-Cap Value ................................................         2,875
T. Rowe Price Natural Resources ..............................        18,389
T. Rowe Price Large-Cap Growth ...............................       119,964
MFS Growth ...................................................         8,551
Marsico Capital Growth .......................................       456,133
Goldman Sachs Concentrated Growth ............................        16,876
DeAM Large-Cap Value .........................................         2,399
Large-Cap Value ..............................................        20,017
AllianceBernstein Core Value .................................         4,172
AllianceBernstein Managed Index 500 ..........................        23,984
American Century Income & Growth .............................        10,991
AllianceBernstein Growth and Income ..........................        11,911
American Century Strategic Balanced ..........................         2,825
T. Rowe Price Asset Allocation ...............................        15,612
T. Rowe Price Global Bond ....................................         4,923
High Yield ...................................................       106,263
Lord Abbett Bond-Debenture ...................................       105,103

                                       C11

         For the six months ended June 30, 2006, Prudential Equity Group, LLC, and Wachovia Securities, LLC, earned brokerage commissions from transactions executed on behalf of the Portfolios as follows:

Portfolio                                                           Equity Group        Wachovia
---------                                                           ------------        --------
AllianceBernstein Core Value .................................         $5,884            $40,617
American Century Income & Growth .............................          2,259                 97
American Century Strategic Balanced ..........................          1,264                 --
Cohen & Steers Realty ........................................             --                 30
Goldman Sachs Small-Cap Value ................................             --                 64
Neuberger Berman Mid-Cap Value ...............................          7,020              6,585
Small Cap Growth .............................................             --                645
Small Cap Value ..............................................             --                129

5. PORTFOLIO SECURITIES

         The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the six months ended June 30, 2006 were as follows:

                                                                    Cost of           Proceeds
                                                                   Purchases         from Sales
                                                                 --------------    --------------
JPMorgan International Equity ................................   $   39,452,237    $   98,532,899
William Blair International Growth ...........................      958,384,964       894,429,293
LSV International Value ......................................      419,335,226        44,621,919
MFS Global Equity ............................................       38,289,369        55,752,504
Small-Cap Growth .............................................       50,054,383        64,795,120
DeAM Small-Cap Growth ........................................      308,711,934       337,189,363
Federated Aggressive Growth ..................................      222,217,371       168,788,585
Goldman Sachs Small-Cap Value ................................       56,877,820        92,875,142
Small-Cap Value ..............................................      495,864,473       602,252,802
DeAM Small-Cap Value .........................................      115,656,650       132,890,014
Goldman Sachs Mid-Cap Growth .................................      127,551,121       213,981,908
Neuberger Berman Mid-Cap Growth ..............................      131,159,316       194,156,013
Neuberger Berman Mid-Cap Value ...............................      459,530,162       725,232,649
Mid-Cap Value ................................................       17,937,338        47,194,885
T. Rowe Price Natural Resources ..............................      197,881,584        94,440,935
T. Rowe Price Large-Cap Growth ...............................      735,383,099       155,031,897
MFS Growth ...................................................      601,953,437       695,515,505
Marsico Capital Growth .......................................    1,196,168,906     1,027,885,448
Goldman Sachs Concentrated Growth ............................      166,433,219       271,546,238
DeAM Large-Cap Value .........................................      212,935,617       190,244,926
Large-Cap Value ..............................................    1,421,073,732       823,844,201
AllianceBernstein Core Value .................................       47,389,587        44,873,723
Cohen & Steers Realty ........................................       73,455,076       120,969,430
AllianceBernstein Managed Index 500 ..........................       67,896,222       145,477,224
American Century Income and Growth ...........................      129,470,016       173,962,157
AllianceBernstein Growth and Income ..........................      836,100,609     1,023,301,403
Global Allocation ............................................       20,250,000        41,484,995
American Century Strategic Balanced ..........................       81,774,104       102,562,820
T. Rowe Price Asset Allocation ...............................       90,192,870       110,628,663
T. Rowe Price Global Bond ....................................      246,248,241       186,257,746
High Yield ...................................................      453,416,863       585,602,839
Lord Abbett Bond-Debenture ...................................       82,968,068       176,137,547
PIMCO Total Return Bond ......................................      661,331,835        79,917,360
PIMCO Limited Maturity Bond ..................................      369,770,842        89,296,701
Aggressive Asset Allocation ..................................      226,848,455        39,583,157
Balanced Asset Allocation ....................................    1,583,549,239        82,656,178
Capital Growth Asset Allocation ..............................    2,017,199,472       173,220,740
Conservation Asset Allocation ................................      384,676,378        34,261,884
Preservation Asset Allocation ................................      177,061,404        36,255,614
Advanced Strategies ..........................................      108,899,148         7,334,151
First Trust Balanced Target ..................................      134,109,975         5,545,163
First Trust Capital Appreciation Target ......................      163,598,626         4,990,236

                                       C12

         Written options transactions, during the six months ended June 30, 2006, were as follows:

                                                      PIMCO Total Return Bond         PIMCO Limited Maturity
                                                   -----------------------------    --------------------------
                                                     Number of                        Number of
                                                     Contracts         Premium        Contracts       Premium
                                                   -------------     -----------     -----------     ---------
Balance at beginning of period ...............      139,503,598     $ 3,612,919      47,000,894     $ 743,989
Written options ..............................    2,188,800,000       1,278,347      25,005,000       650,622
Written swap options .........................    2,535,000,000       2,281,086              --            --
Expired options ..............................     (916,503,598)       (824,067)     (1,005,447)     (767,932)
Expired swap options .........................     (120,000,000)       (103,042)    (10,000,000)      (74,500)
Exercised options ............................               --              --              --            --
Closed options ...............................               --              --             (447)     (82,266)
Closed swap options ..........................     (370,000,000)       (250,300)             --            --
                                                  -------------     -----------     -----------     ---------
Balance at end of period .....................    3,456,800,000     $ 5,994,943      61,000,000     $ 469,913
                                                  =============     ===========     ===========     =========

                                                        Advanced Strategies
                                                   ----------------------------
                                                      Number of
                                                      Contracts       Premium
                                                   --------------   -----------
Balance at beginning of period ...............              --        $    --
Written options ..............................       3,100,000          7,846
Written swap options .........................       3,300,000         29,287
Expired options ..............................              --             --
Expired swap options .........................              --             --
Exercised options ............................              --             --
Closed options ...............................      (1,400,000)        (1,515)
Closed swap options ..........................              --             --
                                                    ----------        -------
Balance at end of period .....................       5,000,000        $35,618
                                                    ----------        -------

         At June 30, 2006, PIMCO Total Return Bond, PIMCO Limited Maturity and Advanced Strategies had sufficient cash and/or securities at least equal to the value of written options.

6. TAX INFORMATION

         After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes.

         Prior to January 3, 2006 each Portfolio, with the exception of AST Aggressive Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Allocation Portfolio, AST Conservative Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders. Accordingly, no provision for federal income or excise tax has been made.

         Income and capital gains of the Portfolios are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such determinations may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains or loss. Permanent differences in the recognition of earnings are reclassified between undistributed net investment income and accumulated net realized gain or loss or to additional paid-in capital, as appropriate.

         With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio's adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets should equal their fair market value.

                                       C13

7. LINE OF CREDIT

         The Portfolios (excluding Money Market, Aggressive Allocation Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Conservative Asset Allocation, Preservation Asset Allocation, Advanced Strategies, First Trust Balanced Target Portfolio and First Trust Capital Appreciation Target Portfolio) and other affiliated funds participated in a $500 million unsecured, committed line of credit, provided by PNC Bank and The Bank of New York, under a line of credit agreement. Under the terms, borrowings may be made for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any borrowings must be repaid within 30 days of their receipt. Interest is charged to each Portfolio, based on its borrowings, at a premium above the Federal Funds Rate. In addition, a commitment fee, equal to an annual rate of 0.0725% of the average daily unused portion of the line of credit, is allocated among the participants at the end of each quarter.

                                                     Average                           Number
                                                    Advances                           of Days
                                                   Outstanding       Average          Advances            Outstanding
                                                    During the      Interest        Outstanding          Borrowings at
Portfolio                                             Period          Rate        During the Period      June 30, 2006
---------                                          -----------      --------      -----------------      -------------
JPMorgan International Equity ................     $ 6,718,600        5.27%              25                   --
MFS Global Equity ............................       2,937,500        5.05%              24                   --
Small-Cap Growth .............................       1,166,667        5.37%               6                   --
DeAM Small-Cap Growth ........................       2,100,000        5.47%               5                   --
Small-Cap Value ..............................       8,380,000        5.33%              20                   --
DeAM Small-Cap Value .........................       1,285,714        5.51%               7                   --
Goldman Sachs Mid-Cap Growth .................       3,155,102        5.21%              49                   --
Neuberger Berman Mid-Cap Growth ..............       3,347,059        5.50%              17                   --
Neuberger Berman Mid-Cap Value ...............       7,540,000        5.46%              15                   --
Mid-Cap Value ................................       1,785,714        4.99%              21                   --
T. Rowe Price Natural Resources ..............       3,900,000        5.36%               9                   --
T. Rowe Price Large-Cap Growth ...............       4,700,000        5.50%               2                   --
Goldman Sachs Concentrated Growth ............       2,153,333        5.55%              15                   --
Cohen & Steers Realty ........................       4,768,966        5.47%              29                   --
AllianceBernstein Managed Index 500 ..........       2,928,235        5.20%              17                   --
American Century Income & Growth .............       1,166,667        5.46%               6                   --
AllianceBernstein Growth and Income ..........       9,521,839        5.25%              31                   --
T. Rowe Price Global Bond ....................       4,100,000        4.87%               4                   --
High Yield ...................................      23,253,846        5.47%              13                   --
Lord Abbett Bond-Debenture ...................       7,917,647        5.35%              17                   --
First Trust Balanced .........................       3,400,000        5.50%               1                   --

8. CAPITAL

         The Declaration of Trust permits the Trust's Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest with a par value of $.001 per share.

9. OWNERSHIP

         As of June 30, 2006, more than 99% of each Portfolio was owned of record by American Skandia Life Assurance Corporation ("ASLAC") on behalf of the owners of the variable insurance products issued by ASLAC.

10. CHANGE IN FEDERAL INCOME TAX STATUS AND RELATED REORGANIZATION

         On January 2, 2006, each portfolio of the Trust (with the exception of Aggressive Asset Allocation Portfolio, Balanced Asset Allocation Portfolio, Capital Growth Asset Allocation Portfolio, Conservative Asset Allocation Portfolio, Preservation Asset Allocation Portfolio, Advanced Strategies Portfolio, First Trust Balanced Target Portfolio, and First Trust Capital Appreciation Target Portfolio) elected to be treated as a partnership for Federal income tax purposes. Pursuant to this election, each Portfolio contemporaneously liquidated its corporate structure and reformed itself as a partnership. Subsequent to January 2, 2006, each Portfolio's income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future

                                       C14
         benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

         Each Portfolio currently maintains a corporate structure in which shareholders participate in a Portfolio on the basis of the number of shares of such Portfolio they hold relative to the total number of Portfolio shares outstanding. Upon completion of each Portfolio's corporate liquidation and reconstitution as a partnership, that structure will be replaced with a capital account structure allowing for net increases and decreases in the net value of a Portfolio's assets to be allocated to a particular Portfolio investor's capital account, generally on a pro rata basis. The Investment objective, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Trust obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

                                       C15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        AST JPMORGAN INTERNATIONAL EQUITY
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003        2002         2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..............     $20.10      $18.31    $15.81      $12.22      $15.07       $22.03
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................       0.24        0.24      0.22        0.14        0.10         0.08
Net realized and unrealized gain
   (loss) on investments ..........................       1.78        1.75      2.46        3.56       (2.87)       (4.75)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ...............       2.02        1.99      2.68        3.70       (2.77)       (4.67)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ..............      (0.27)      (0.20)    (0.18)      (0.11)      (0.08)       (0.03)
Dividends from net realized gains .................         --          --        --          --          --        (2.26)
                                                        ------      ------    ------      ------      ------       ------
   Total dividends and distributions ..............      (0.27)      (0.20)    (0.18)      (0.11)      (0.08)       (2.29)
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period  ................     $21.85      $20.10    $18.31      $15.81      $12.22       $15.07
                                                        ======      ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ........................      10.05%      11.01%    17.11%      30.60%     (18.42)%     (22.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...........     $457.0      $469.4    $379.6      $339.0      $316.2       $444.3
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ...............................       1.04%(c)    1.07%     1.13%(b)    1.14%(b)    1.21%(b)     1.09%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ...............................       1.04%(c)    1.07%     1.13%(b)    1.14%(b)    1.21%(b)     1.14%(b)
   Net investment income ..........................       2.01%(c)    1.41%     1.34%       1.02%       0.84%        0.45%
Portfolio turnover rate ...........................          8%(d)       7%       91%         50%         50%         162%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                     AST WILLIAM BLAIR INTERNATIONAL GROWTH
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003         2002        2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..............     $13.85      $12.01    $10.44      $ 7.46      $10.39       $18.72
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................       0.09        0.07      0.06       (0.06)       0.11         0.12
Net realized and unrealized gain
   (loss) on investments ..........................       0.64        1.90      1.62        3.04       (2.71)       (3.73)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ...............       0.73        1.97      1.68        2.98       (2.60)       (3.61)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ..............      (0.18)      (0.13)    (0.11)         --       (0.33)       (0.82)
Dividends from net realized gains .................         --          --        --          --          --        (3.90)
                                                        ------      ------    ------      ------      ------       ------
   Total dividends and distributions ..............      (0.18)      (0.13)    (0.11)         --       (0.33)       (4.72)
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period .................     $14.40      $13.85    $12.01      $10.44      $ 7.46       $10.39
                                                        ======      ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ........................       5.26%      16.56%    16.15%      39.95%     (25.67)%     (23.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...........   $2,001.1    $1,811.2  $1,342.9      $641.5      $318.8       $587.4
Ratios to average net assets:
   Expenses After Advisory Fee Waivers ............       1.04%(c)    1.08%     1.15%(b)    1.24%(b)    1.32%(b)     1.24%(b)
   Expenses Before Advisory Fee Waivers ...........       1.14%(c)    1.18%     1.26%(b)    1.34%(b)    1.32%(b)     1.24%(b)
   Net investment income ..........................       1.26%(c)    0.48%     0.31%       0.46%       0.41%        0.64%
Portfolio turnover rate ...........................         46%(d)      82%       94%         88%         94%          74%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                            AST LSV INTERNATIONAL VALUE
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                        2006(e)      2005      2004        2003        2002         2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..............     $14.92      $13.31    $11.15      $ 8.38      $10.10       $14.91
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ......................       0.24        0.23      0.13        0.11        0.06        (0.01)
Net realized and unrealized gain
   (loss) on investments ..........................       1.36        1.57      2.19        2.71       (1.78)       (4.80)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ...............       1.60        1.80      2.32        2.82       (1.72)       (4.81)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM
   NET INVESTMENT INCOME:                                (0.15)      (0.19)    (0.16)      (0.05)         --           --
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period .................     $16.37      $14.92    $13.31      $11.15      $ 8.38       $10.10
                                                        ======      ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ........................      10.75%      13.71%    21.04%      33.91%     (17.03)%     (32.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...........     $699.3      $258.6    $193.7      $172.1      $129.0       $155.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ...............................       1.16%(c)    1.13%     1.22%(b)    1.12%(b)    1.34%(b)    1.66%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement  ..............................       1.16%(c)    1.26%     1.37%(b)    1.27%(b)    1.44%(b)    1.60%(b)
   Net investment income (loss) ...................       3.02%(c)    2.11%     1.08%       1.22%       0.59%       (0.07)%
Portfolio turnover rate ...........................          9%(d)      30%      242%        138%        354%         712%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.
(e) Calculation based on weighted average shares outstanding during the period.

                                                                               AST MFS GLOBAL EQUITY
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003         2002        2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $12.98      $12.11    $10.25      $ 8.08      $ 9.21       $10.23
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................      0.24        0.08      0.04        0.02        0.02           --
Net realized and unrealized gain
   (loss) on investments ...........................      0.94        0.82      1.84        2.17       (1.15)       (1.02)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ................      1.18        0.90      1.88        2.19       (1.13)       (1.02)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
DIVIDENDS FROM NET INVESTMENT INCOME ...............     (0.08)      (0.03)    (0.02)      (0.02)         --           --
Dividends from net realized gains ..................     (1.26)         --        --          --          --
                                                        ------      ------    ------      ------      ------       ------
   Total dividends and distributions ...............     (1.34)      (0.03)    (0.02)      (0.02)         --           --
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period ..................    $12.82      $12.98    $12.11      $10.25      $ 8.08       $ 9.21
                                                        ======      ======    ======      ======      ======       ======
Total Investment Return(a) .........................      9.15%       7.57%    18.39%      27.14%     (12.26)%      (9.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(in millions) .............    $151.2      $152.7    $166.3      $102.9      $ 60.2       $ 55.9
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense
      Reimbursement ................................      1.26%(c)    1.26%     1.35%(b)    1.40%(b)    1.41%(b)     1.50%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ................................      1.26%(c)    1.26%     1.35%(b)    1.40%(b)    1.41%(b)     1.40%(b)
   Net investment income ...........................      3.59%(c)    0.58%     0.41%       0.32%       0.25%        0.02%
Portfolio turnover rate ............................        24%(d)      49%       48%         54%         74%          89%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                              AST SMALL-CAP GROWTH
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003        2002         2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..............     $14.28      $14.07    $15.12      $10.41      $15.87       $20.30
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ...............................      (0.05)      (0.08)    (0.14)      (0.09)      (0.13)       (0.07)
Net realized and unrealized gain
   (loss) on investments  .........................       0.86        0.29     (0.91)       4.80       (5.33)       (1.27)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ..............        0.81        0.21     (1.05)       4.71       (5.46)       (1.34)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM NET
   REALIZED GAINS: ................................         --          --        --          --          --        (3.09)
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period .................     $15.09      $14.28    $14.07      $15.12      $10.41       $15.87
                                                        ======      ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ........................       5.67%       1.49%    (6.94)%     45.24%     (34.41)%      (6.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(in millions) ............     $178.8      $187.5    $226.1      $338.2      $254.0       $494.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ...............................       1.10%(c)    1.07%     1.16%(b)    1.20%(b)    1.23%(b)     1.16%(b)
   Expenses Before Advisory Fee Waiver and Expense
      Reimbursement ...............................       1.12%(c)    1.15%     1.16%(b)    1.20%(b)    1.23%(b)     1.16%(b)
   Net investment loss ............................      (0.56)%(c)  (0.53)%   (0.87)%     (0.65)%     (0.74)%      (0.51)%
Portfolio turnover rate ...........................         27%(d)     113%      237%        107%        123%         136%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                             AST DEAM SMALL-CAP GROWTH
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003         2002        2001
                                                       --------     ------    ------      ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..............     $ 8.38      $ 8.35    $ 7.63      $ 5.17      $ 7.03       $11.72
                                                        ------      ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ...............................      (0.01)      (0.06)    (0.06)      (0.01)      (0.01)       (0.05)
Net realized and unrealized gain
   (loss) on investments  .........................       0.25        0.09      0.78        2.47       (1.85)       (2.95)
                                                        ------      ------    ------      ------      ------       ------
   Total from investment operations ...............       0.24        0.03      0.72        2.46       (1.86)       (3.00)
                                                        ------      ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET REALIZED GAINS: .......................         --          --        --          --          --        (1.69)
                                                        ------      ------    ------      ------      ------       ------
   Net Asset Value, end of period .................     $ 8.62      $ 8.38    $ 8.35      $ 7.63      $ 5.17       $ 7.03
                                                        ======      ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ........................       2.86%       0.36%     9.44%      47.58%     (26.46)%     (28.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end ofperiod(in millions) .............     $242.7      $256.9    $340.8      $403.4      $293.3       $537.3
Ratios to average net assets:
   Expenses After Advisory Fee Waivers ............       1.05%(c)    1.07%     1.02%(b)    1.02%(b)    1.00%(b)     1.16%(b)
   Expenses Before Advisory Fee Waivers ...........       1.13%(c)    1.15%     1.17%(b)    1.17%(b)    1.15%(b)     1.17%(b)
   Net investment loss ............................      (0.30)%(c)  (0.62)%   (0.66)%     (0.19)%     (0.12)%      (0.64)%
Portfolio turnover rate ...........................        119%(d)     150%      145%        185%        132%         196%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                            AST FEDERATED AGGRESSIVE GROWTH
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,     ------------------------------------------------------
                                                         2006        2005      2004        2003         2002        2001
                                                       --------     ------    ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $10.46      $10.41    $ 8.61      $ 5.09      $  7.22      $  9.10
                                                        ------      ------    ------      ------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ................................     (0.03)      (0.04)    (0.07)      (0.05)       (0.04)       (0.03)
Net realized and unrealized
   gain (loss) on investments ......................      0.72        0.90      2.03        3.57        (2.05)       (1.85)
                                                        ------      ------    ------      ------      -------      -------
   Total from investment operations ................      0.69        0.86      1.96        3.52        (2.09)       (1.88)
                                                        ------      ------    ------      ------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............        --          --        --          --           --           --(c)
Dividends from net realized gains ..................     (0.31)      (0.81)    (0.16)         --        (0.04)          --
                                                        ------      ------    ------      ------      -------      -------
   Total dividends and distributions ...............     (0.31)      (0.81)    (0.16)         --        (0.04)          --(c)
                                                        ------      ------    ------      ------      -------      -------
   Net Asset Value, end of period ..................    $10.84      $10.46    $10.41      $ 8.61      $  5.09      $  7.22
                                                        ======      ======    ======      ======      =======      =======
TOTAL INVESTMENT RETURN(a) .........................      6.52%       9.44%    23.07%      69.16%      (29.19)%     (20.61)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(in millions) .............    $610.4      $554.0    $347.7      $187.6      $  39.1      $  49.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement  ...................      1.09%(d)    1.12%     1.19%(b)    1.22%(b)     1.35%(b)     1.35%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................      1.09%(d)    1.12%     1.19%(b)    1.22%(b)     1.38%(b)     1.78%(b)
   Net investment loss .............................     (0.48)%(d)  (0.66)%   (0.88)%     (0.99)%      (1.02)%      (0.84)%
Portfolio turnover rate ............................        28%(e)      39%       81%         96%         250%         244%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                          AST GOLDMAN SACHS SMALL-CAP VALUE
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                        YEAR ENDED
                                                        ENDED                          DECEMBER 31,
                                                       JUNE 30,     -------------------------------------------------------
                                                         2006        2005        2004        2003        2002         2001
                                                       --------     ------      ------      ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .................  $18.53      $21.45      $18.12      $12.96      $15.55       $14.55
                                                        ------      ------      ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ................................    0.03        0.09        0.11        0.08        0.11         0.08
Net realized and unrealized
   gain (loss) on investments ........................    1.14        0.64        3.50        5.19       (1.21)        1.34
                                                        ------      ------      ------      ------      ------       ------
   Total from investment operations ..................    1.17        0.73        3.61        5.27       (1.10)        1.42
                                                        ------      ------      ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .................   (0.06)      (0.07)      (0.04)      (0.11)      (0.06)          --
Dividends from net realized gains ....................   (3.21)      (3.58)      (0.24)         --       (1.43)       (0.42)
                                                        ------      ------      ------      ------      ------       ------
   Total dividends and distributions .................   (3.27)      (3.65)      (0.28)      (0.11)      (1.49)       (0.42)
                                                        ------      ------      ------      ------      ------       ------
   Net Asset Value, end ofperiod .....................  $16.43      $18.53      $21.45      $18.12      $12.96       $15.55
                                                        ======      ======      ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) ...........................    5.95%       4.98%      20.18%      41.08%      (7.93)%       9.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(in millions) ...............  $235.5      $258.8      $323.1      $343.4      $315.1       $432.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ......................    1.14%(c)    1.17%       1.22%(b)    1.26%(b)    1.27%(b)     1.18%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ......................    1.14%(c)    1.17%       1.22%(b)    1.26%(b)    1.27%(b)     1.18%(b)
   Net investment income .............................    0.32%(c)    0.45%       0.48%       0.40%       0.62%        0.69%
Portfolio turnover rate ..............................      23%(d)      48%         61%         67%        129%         159%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses asso-ciated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                  AST SMALL-CAP VALUE
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                        YEAR ENDED
                                                        ENDED                          DECEMBER 31,
                                                       JUNE 30,     -------------------------------------------------------
                                                         2006         2005       2004        2003        2002         2001
                                                       --------     --------    ------     -------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $15.04        $18.28    $15.70      $11.59      $13.07       $13.02
                                                        ------        ------    ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................      0.07          0.09      0.02        0.01        0.03         0.04
Net realized and unrealized
   gain (loss) on investments ......................      1.36          0.71      2.56        4.13       (1.23)        0.84
                                                        ------        ------    ------      ------      ------       ------
      Total from investment operations .............      1.43          0.80      2.58        4.14       (1.20)        0.88
                                                        ------        ------    ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............     (0.07)        (0.01)       --(c)    (0.03)      (0.06)       (0.07)
Dividends from net realized gains ..................     (0.78)        (4.03)       --          --       (0.22)       (0.76)
                                                        ------        ------    ------      ------      ------       ------
   Total dividends and distributions ...............     (0.85)        (4.04)       --(c)    (0.03)      (0.28)       (0.83)
                                                        ------        ------    ------      ------      ------       ------
   Net Asset Value, end of period ..................    $15.62        $15.04    $18.28      $15.70      $11.59       $13.07
                                                        ======        ======    ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) .........................      9.53%         6.64%    16.44%      35.78%      (9.38)%       6.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $1,049.7      $1,067.8    $922.1      $774.4      $501.1       $538.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement  ...................      1.03%(d)      1.07%     1.08%(b)    1.10%(b)    1.10%(b)     1.08%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................      1.04%(d)      1.07%     1.08%(b)    1.10%(b)    1.10%(b)     1.08%(b)
   Net investment income ...........................      0.78%(d)      0.64%     0.15%       0.04%       0.20%        0.54%
Portfolio turnover rate ............................        47%(e)        59%      124%         26%         24%          59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                                  AST DeAM SMALL-CAP VALUE
                                                           -------------------------------------------------------------------
                                                           SIX MONTHS                   YEAR ENDED              MAY 1, 2002(e)
                                                             ENDED                     DECEMBER 31,                 THROUGH
                                                            JUNE 30,       ---------------------------------      DECEMBER 31,
                                                              2006          2005          2004         2003           2002
                                                            --------       ------        ------       ------        -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning ofperiod .....................   $11.95         $12.85        $11.10       $ 7.75        $ 10.00
                                                            ------         ------        ------       ------        -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...................................     0.04           0.06          0.03         0.03           0.02
Net realized and unrealized
   gain (loss) on investments ...........................     0.99           0.06          2.31         3.33          (2.27)
                                                            ------         ------        ------       ------        -------
   Total from investment operations .....................     1.03           0.12          2.34         3.36          (2.25)
                                                            ------         ------        ------       ------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ....................    (0.03)         (0.02)        (0.02)       (0.01)            --
Dividends from net realized gains .......................    (0.77)         (1.00)        (0.57)          --             --
                                                            ------         ------        ------       ------        -------
   Total dividends and distributions ....................    (0.80)         (1.02)        (0.59)       (0.01)            --
                                                            ------         ------        ------       ------        -------
   Net Asset Value, end of period .......................   $12.18         $11.95        $12.85       $11.10        $  7.75
                                                            ======         ======        ======       ======        =======
TOTAL INVESTMENT RETURN(a) ..............................     8.63%          1.19%        22.11%       43.46%        (22.50)%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .................   $101.6         $108.6        $111.8        $52.0          $13.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement .........................     1.03%(c)       1.05%         1.13%(b)     1.15%(b)       1.15%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement .........................     1.16%(c)       1.19%         1.28%(b)     1.36%(b)       1.48%(b)(c)
   Net investment income ................................     0.54%(c)       0.50%         0.47%        0.62%          0.43%(c)
Portfolio turnover rate .................................      109%(d)        226%          215%         193%           122%(d)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.
(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         AST GOLDMAN SACHS MID-CAP GROWTH
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,     -------------------------------------------------------
                                                         2006         2005        2004        2003        2002        2001
                                                      ---------     -------      ------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $4.62        $ 4.41       $ 3.79      $ 2.88      $ 3.97      $ 6.64
                                                      ------        ------       ------      ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ................................   (0.01)        (0.02)       (0.02)      (0.01)      (0.02)      (0.03)
Net realized and unrealized
   gain (loss) on investments ......................   (0.03)         0.23         0.64        0.92       (1.07)      (2.64)
                                                      ------        ------       ------      ------      ------      ------
   Total from investment operations ................   (0.04)         0.21         0.62        0.91       (1.09)      (2.67)
                                                      ------        ------       ------      ------      ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET INVESTMENT INCOME: .....................      --            --           --          --          --          --(c)
                                                      ------        ------       ------      ------      ------      ------
    Net Asset Value, end of period .................   $4.58        $ 4.62       $ 4.41      $ 3.79      $ 2.88      $ 3.97
                                                      ======        ======       ======      ======      ======      ======
TOTAL INVESTMENT RETURN(a) .........................   (0.87)%        4.76%       16.36%      31.60%     (27.46)%    (40.17)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $317.3        $394.8       $276.7      $160.5       $61.4       $71.0
Ratios to average net assets:
   Expenses After Advisory Fee Waivers .............    1.13%(d)      1.12%        1.20%(b)    1.31%(b)    1.31%(b)    1.34%(b)
   Expenses Before Advisory Fee Waivers ............    1.16%(d)      1.18%        1.32%(b)    1.41%(b)    1.33%(b)    1.34%(b)
   Net investment loss .............................   (0.56)%(d)    (0.62)%      (0.48)%     (0.54)%     (0.65)%     (0.63)%
Portfolio turnover rate ............................      36%(e)        71%          54%         59%        162%        203%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses asso-ciated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                        AST NEUBERGER BERMAN MID-CAP GROWTH
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    --------------------------------------------------------
                                                         2006        2005        2004        2003        2002         2001
                                                      ---------     ------      ------      ------      ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $16.15        $14.23      $12.26      $ 9.39      $13.65       $21.63
                                                      ------        ------      ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ................................   (0.01)        (0.05)      (0.09)      (0.09)      (0.13)       (0.06)
Net realized and unrealized
   gain (loss) on investments ......................    0.96          1.97        2.06        2.96       (4.13)       (5.02)
                                                      ------        ------      ------      ------      ------       ------
   Total from investment operations ................    0.95          1.92        1.97        2.87       (4.26)       (5.08)
                                                      ------        ------      ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET REALIZED GAINS: ........................      --            --          --          --          --        (2.90)
                                                      ------        ------      ------      ------      ------       ------
    Net Asset Value, end of period .................  $17.10        $16.15      $14.23      $12.26      $ 9.39       $13.65
                                                      ======        ======      ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) .........................    5.88%        13.49%      16.07%      30.56%     (31.21)%     (25.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $679.7        $718.1      $400.6      $360.0      $287.5       $518.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    0.98%(c)      1.04%       1.15%(b)    1.17%(b)    1.16%(b)     1.12%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    1.03%(c)      1.08%       1.16%(b)    1.17%(b)    1.16%(b)     1.12%(b)
   Net investment loss .............................   (0.13)%(c)    (0.58)%     (0.71)%     (0.83)%     (0.84)%      (0.60)%
Portfolio turnover rate ............................      18%(d)       105%         90%        150%        104%         117%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                           AST NEUBERGER BERMAN MID-CAP VALUE
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS                            YEAR ENDED
                                                      ENDED                              DECEMBER 31,
                                                     JUNE 30,     ------------------------------------------------------------
                                                       2006        2005        2004          2003          2002          2001
                                                    ---------     ------      ------        ------        ------        ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .............    $20.45        $21.30      $17.80        $13.09      $15.41        $16.85
                                                      ------        ------      ------        ------      ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................      0.07          0.10        0.03          0.02        0.03          0.08
Net realized and unrealized
   gain (loss) on investments ....................      0.38          2.08        3.94          4.72       (1.56)        (0.60)
                                                      ------        ------      ------        ------      ------        ------
   Total from investment operations ..............      0.45          2.18        3.97          4.74       (1.53)        (0.52)
                                                      ------        ------      ------        ------      ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .............     (0.10)        (0.03)      (0.02)        (0.03)      (0.08)        (0.02)
Dividends from net realized gains ................     (3.03)        (3.00)      (0.45)           --       (0.71)        (0.90)
                                                      ------        ------      ------        ------      ------        ------
   Total dividends and distributions .............     (3.13)        (3.03)      (0.47)        (0.03)      (0.79)        (0.92)
                                                      ------        ------      ------        ------      ------        ------
   Net Asset Value, end of period ................    $17.77        $20.45      $21.30        $17.80      $13.09        $15.41
                                                      ======        ======      ======        ======      ======        ======
TOTAL INVESTMENT RETURN(a) .......................      1.66%        12.05%      22.84%        36.32%     (10.56)%       (3.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ..........  $1,273.4      $1,479.0    $1,309.8      $1,027.4      $761.0      $1,003.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ..................      1.01%(c)      1.01%       1.09%(b)      1.15%(b)    1.16%(b)      1.22%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ..................      1.01%(c)      1.03%       1.10%(b)      1.15%(b)    1.16%(b)      1.22%(b)
   Net investment income .........................      0.76%(c)      0.52%       0.17%         0.15%       0.20%         0.55%
Portfolio turnover rate ..........................        33%(d)       103%         68%           70%         92%          221%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                                  AST MID-CAP VALUE
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    --------------------------------------------------------
                                                         2006        2005        2004        2003         2002        2001
                                                      ---------     ------      ------      ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $12.63       $12.03      $10.46      $ 7.77      $  9.86      $10.09
                                                       ------       ------      ------      ------      -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.03         0.07        0.04        0.04         0.06        0.04
Net realized and unrealized
   gain (loss) on investments ......................     0.68         0.58        1.56        2.72        (2.09)      (0.25)
                                                       ------       ------      ------      ------      -------      ------
   Total from investment operations ................     0.71         0.65        1.60        2.76        (2.03)      (0.21)
                                                       ------       ------      ------      ------      -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.07)       (0.05)      (0.03)      (0.07)       (0.06)      (0.01)
Dividends from net realized gains ..................    (2.12)          --          --          --           --       (0.01)
                                                       ------       ------      ------      ------      -------      ------
   Total dividends and distributions ...............    (2.19)       (0.05)      (0.03)      (0.07)       (0.06)      (0.02)
                                                       ------       ------      ------      ------      -------      ------
   Net Asset Value, end of period ..................   $11.15       $12.63      $12.03      $10.46      $  7.77      $ 9.86
                                                       ======       ======      ======      ======      =======      ======
TOTAL INVESTMENT RETURN(a) .........................     5.27%        5.43%      15.32%      35.85%      (20.71)%     (2.18)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $139.6       $161.2      $195.4      $181.9      $ 113.6      $158.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.16%(c)     1.17%       1.21%(b)    1.20%(b)     1.19%(b)    1.20%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.16%(c)     1.17%       1.21%(b)    1.20%(b)     1.19%(b)    1.20%(b)
   Net investment income ...........................     0.45%(c)     0.45%       0.40%       0.41%        0.63%       0.89%
Portfolio turnover rate ............................       12%(d)      109%         27%         30%          28%         68%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         AST T. ROWE PRICE NATURAL RESOURCES
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    --------------------------------------------------------
                                                         2006        2005        2004        2003         2002        2001
                                                      ---------     ------      ------      ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $27.55       $22.63      $17.45      $13.56      $15.12       $16.50
                                                       ------       ------      ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.17         0.12        0.10        0.12        0.07         0.15
Net realized and unrealized
   gain (loss) on investments ......................     3.20         6.58        5.28        4.25       (0.85)       (0.04)
                                                       ------       ------      ------      ------      ------       ------
   Total from investment operations ................     3.37         6.70        5.38        4.37       (0.78)        0.11
                                                       ------       ------      ------      ------      ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.10)       (0.06)      (0.20)      (0.20)      (0.24)       (0.20)
Dividends from net realized gains ..................    (2.24)       (1.72)         --       (0.28)      (0.54)       (1.29)
                                                       ------       ------      ------      ------      ------       ------
   Total dividends and distributions ...............    (2.34)       (1.78)      (0.20)      (0.48)      (0.78)       (1.49)
                                                       ------       ------      ------      ------      ------       ------
   Net Asset Value, end of period ..................   $28.58       $27.55      $22.63      $17.45      $13.56       $15.12
                                                       ======       ======      ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) .........................    12.71%       31.40%      31.19%      33.52%      (5.53)%       0.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $554.0       $418.4      $238.1      $170.9      $122.7       $135.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.04%(c)     1.08%       1.17%(b)    1.17%(b)    1.16%(b)     1.08%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.04%(c)     1.08%       1.17%(b)    1.17%(b)    1.16%(b)     1.11%(b)
   Net investment income ...........................     1.37%(c)     0.59%       0.49%       0.77%       0.54%        0.85%
Portfolio turnover rate ............................       19%(d)       47%         63%         43%         56%          36%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                          AST T. ROWE PRICE LARGE-CAP GROWTH
                                                      ---------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    --------------------------------------------------------
                                                         2006        2005        2004        2003         2002        2001
                                                      ---------     ------      ------      ------      -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $10.28       $ 8.83      $ 8.35      $ 6.75      $ 9.78       $15.15
                                                       ------       ------      ------      ------      ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................     0.02        (0.02)      (0.01)      (0.01)      (0.03)       (0.02)
Net realized and unrealized
   gain (loss) on investments ......................    (0.40)        1.47        0.49        1.61       (3.00)       (1.93)
                                                       ------       ------      ------      ------      ------       ------
   Total from investment operations ................    (0.38)        1.45        0.48        1.60       (3.03)       (1.95)
                                                       ------       ------      ------      ------      ------       ------
LESS DIVIDENDS FROM NET REALIZED GAINS: ............       --           --          --          --          --        (3.42)
                                                       ------       ------      ------      ------      ------       ------
   Net Asset Value, end of period ..................   $ 9.90       $10.28      $ 8.83      $ 8.35      $ 6.75       $ 9.78
                                                       ======       ======      ======      ======      ======       ======
TOTAL INVESTMENT RETURN(a) .........................    (3.70)%      16.42%       5.75%      23.70%     (30.98)%     (14.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $880.4       $337.5      $258.1      $237.1      $240.5       $453.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.03%(c)     1.06%       1.14%(b)    1.16%(b)    1.13%(b)     1.13%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.03%(c)     1.11%       1.17%(b)    1.16%(b)    1.13%(b)     1.13%(b)
   Net investment loss .............................     0.55%(c)    (0.32)%     (0.07)%     (0.14)%     (0.31)%      (0.22)%
Portfolio turnover rate ............................       25%(d)      165%         95%         63%         59%         106%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                    AST MFS GROWTH
                                                      ----------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    ---------------------------------------------------------
                                                         2006        2005        2004        2003         2002        2001
                                                      ---------     ------      ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $ 8.59       $ 8.08      $ 7.30      $ 5.94      $  8.27      $ 10.56
                                                       ------       ------      ------      ------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss ................................       --           --          --       (0.01)       (0.02)       (0.01)
Net realized and unrealized
   gain (loss) on investments ......................    (0.03)        0.51        0.78        1.37        (2.31)       (2.28)
                                                       ------       ------      ------      ------      -------      -------
   Total from investment operations ................    (0.03)        0.51        0.78        1.36        (2.33)       (2.29)
                                                       ------       ------      ------      ------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET REALIZED GAINS: ........................       --           --          --          --           --           --(c)
                                                       ------       ------      ------      ------      -------      -------
   Net Asset Value, end of period ..................   $ 8.56       $ 8.59      $ 8.08      $ 7.30      $  5.94      $  8.27
                                                       ======       ======      ======      ======      =======      =======
TOTAL INVESTMENT RETURN(a) .........................    (0.35)%       6.32%      10.69%      22.90%      (28.17)%     (21.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $459.3       $557.4      $534.9      $593.3      $ 526.1      $ 974.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.02%(d)     1.05%       1.08%(b)    1.25%(b)     1.18%(b)     1.11%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.05%(d)     1.08%       1.11%(b)    1.25%(b)     1.18%(b)     1.11%(b)
   Net investment income (loss) ....................     0.07%(d)     0.00%       0.01%      (0.20)%      (0.28)%      (0.12)%
Portfolio turnover rate ............................      120%(e)      200%        201%        262%         198%         210%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                              AST MARSICO CAPITAL GROWTH
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS                           YEAR ENDED
                                                      ENDED                             DECEMBER 31,
                                                     JUNE 30,       ----------------------------------------------------------
                                                       2006          2005        2004          2003         2002         2001
                                                    ---------       ------      ------        ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .............    $19.08        $17.86      $15.44        $11.72       $13.88       $18.10
                                                      ------        ------      ------        ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................        --(c)       0.01          --(c)      (0.02)       (0.04)       (0.04)
Net realized and unrealized
   gain (loss) on investments ....................     (0.12)         1.21        2.42          3.74        (2.12)       (3.84)
                                                      ------        ------      ------        ------       ------       ------
   Total from investment operations ..............     (0.12)         1.22        2.42          3.72        (2.16)       (3.88)
                                                      ------        ------      ------        ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .............     (0.01)           --          --            --           --           --
Dividends from net realized gains ................        --            --          --            --           --        (0.34)
                                                      ------        ------      ------        ------       ------       ------
   Total dividends and distributions .............     (0.01)           --          --            --           --        (0.34)
                                                      ------        ------      ------        ------       ------       ------
   Net Asset Value, end of period ................    $18.95        $19.08      $17.86        $15.44       $11.72       $13.88
                                                      ======        ======      ======        ======       ======       ======
TOTAL INVESTMENT RETURN(a) .......................     (0.63)%        6.83%      15.67%        31.74%      (15.56)%     (21.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ..........  $3,510.1      $3,296.1    $2,295.0      $1,710.6     $1,081.1     $1,252.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ..................      1.00%(d)      1.00%       1.05%(b)      1.10%(b)     1.09%(b)     1.06%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ..................      1.02%(d)      1.03%       1.07%(b)      1.11%(b)     1.10%(b)     1.08%(b)
   Net investment income (loss) ..................     (0.04)%(d)     0.07%      (0.01)%       (0.21)%      (0.29)%      (0.25)%
Portfolio turnover rate ..........................        31%(e)        66%         72%           82%         109%         111%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D9

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                          AST GOLDMAN SACHS CONCENTRATED GROWTH
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,     ----------------------------------------------------------
                                                         2006        2005        2004          2003         2002         2001
                                                      ---------     ------      ------        ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $22.22        $21.62      $20.85        $16.71       $23.97       $35.08
                                                      ------        ------      ------        ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................   (0.01)           --(c)     0.10         (0.05)        0.06         0.13
Net realized and unrealized
   gain (loss) on investments ......................   (0.22)         0.71        0.67          4.25        (7.18)      (11.24)
                                                      ------        ------      ------        ------       ------       ------
   Total from investment operations ................   (0.23)         0.71        0.77          4.20        (7.12)      (11.11)
                                                      ------        ------      ------        ------       ------       ------
LESS DIVIDENDS FROM NET INVESTMENT INCOME: .........      --        (0.11)          --         (0.06)       (0.14)          --
                                                      ------        ------      ------        ------       ------       ------
    Net Asset Value, end of period .................  $21.99        $22.22      $21.62        $20.85       $16.71       $23.97
                                                      ======        ======      ======        ======       ======       ======
TOTAL INVESTMENT RETURN(a) .........................   (1.03)%        3.32%       3.69%        25.25%      (29.84)%     (31.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $655.3        $755.1      $968.8      $1,151.2     $1,147.6     $2,452.7
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    0.98%(d)      0.97%       1.04%(b)      1.06%(b)     1.06%(b)     1.04%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    1.05%(d)      1.06%       1.11%(b)      1.13%(b)     1.09%(b)     1.07%(b)
   Net investment income (loss) ....................   (0.09)%(d)    (0.01)%      0.43%        (0.26)%       0.23%        0.45%
Portfolio turnover rate ............................      23%(e)        40%         18%           21%         109%          46%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                                AST DeAM LARGE-CAP VALUE
                                                      ----------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,    ---------------------------------------------------------
                                                         2006        2005        2004        2003         2002        2001
                                                      ---------     ------      ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $12.50       $11.54      $ 9.85      $ 7.85      $  9.30      $ 9.85
                                                       ------       ------      ------      ------      -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.07         0.14        0.11        0.09         0.06        0.01
Net realized and unrealized
   gain (loss) on investments ......................     0.85         0.93        1.67        1.98        (1.48)      (0.55)
                                                       ------       ------      ------      ------      -------      ------
   Total from investment operations ................     0.92         1.07        1.78        2.07        (1.42)      (0.54)
                                                       ------       ------      ------      ------      -------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.14)       (0.11)      (0.09)      (0.07)       (0.03)      (0.01)
Dividends from net realized gains ..................    (1.33)          --          --          --           --          --
                                                       ------       ------      ------      ------      -------      ------
   Total dividends and distributions ...............    (1.47)       (0.11)      (0.09)      (0.07)       (0.03)      (0.01)
                                                       ------       ------      ------      ------      -------      ------
   Net Asset Value, end of period ..................   $11.95       $12.50      $11.54      $ 9.85      $  7.85      $ 9.30
                                                       ======       ======      ======      ======      =======      ======
TOTAL INVESTMENT RETURN(a) .........................     7.27%        9.33%      18.17%      26.59%      (15.30)%     (5.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $206.4       $174.1      $191.9      $133.8      $ 110.0      $ 45.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.02%(c)     1.01%       0.99%(b)    0.99%(b)     1.07%(b)    1.35%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.02%(c)     1.07%       1.11%(b)    1.09%(b)     1.15%(b)    1.35%(b)
   Net investment income ...........................     1.37%(c)     1.20%       1.24%       1.13%        0.96%       0.51%
Portfolio turnover rate .............................     103%(d)      233%        189%        161%         202%        134%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D10

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                  AST LARGE-CAP VALUE
                                                      ---------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED                MAY 1, 2001(e)
                                                        ENDED                           DECEMBER 31,                  THROUGH
                                                       JUNE 30,     -----------------------------------------       DECEMBER 31,
                                                         2006        2005      2004         2003        2002            2001
                                                      ---------     ------    ------       ------      ------          ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $17.57      $16.66    $14.66       $12.55      $15.59          $17.59
                                                        ------      ------    ------       ------      ------          ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................      0.06        0.21      0.18         0.24        0.30            0.34
Net realized and unrealized
   gain (loss) on investments ......................      0.65        0.85      2.05         2.18       (2.96)          (1.82)
                                                        ------      ------    ------       ------      ------          ------
   Total from investment operations ................      0.71        1.06      2.23         2.42       (2.66)          (1.48)
                                                        ------      ------    ------       ------      ------          ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............     (0.15)      (0.15)    (0.23)       (0.31)      (0.38)          (0.36)
Dividends from net realized gains ..................     (0.43)         --        --           --          --           (0.16)
                                                        ------      ------    ------       ------      ------          ------
   Total dividends and distributions ...............     (0.58)      (0.15)    (0.23)       (0.31)      (0.38)          (0.52)
                                                        ------      ------    ------       ------      ------          ------
   Net Asset Value, end of period ..................    $17.70      $17.57    $16.66       $14.66      $12.55          $15.59
                                                        ======      ======    ======       ======      ======          ======
TOTAL INVESTMENT RETURN(a) .........................      4.00%       6.46%    15.45%       19.94%     (17.49)%         (8.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $1,462.9      $785.2    $636.8       $640.1      $660.5        $1,029.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................      0.87%(c)    0.88%     0.90%(b)     0.98%(b)    0.95%(b)        0.91%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................      0.88%(c)    0.91%     0.94%(b)     0.98%(b)    0.95%(b)        0.92%(b)
   Net investment income ...........................      1.70%(c)    1.41%     1.05%        1.50%       1.80%           2.17%
Portfolio turnover rate ............................        74%(d)      92%      127%         100%         32%             26%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                           AST ALLIANCEBERNSTEIN CORE VALUE
                                                      --------------------------------------------------------------------
                                                      SIX MONTHS                      YEAR ENDED
                                                        ENDED                        DECEMBER 31,
                                                       JUNE 30,    -------------------------------------------------------
                                                         2006       2005      2004         2003        2002          2001
                                                      ---------    ------    ------       ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period  ..............   $12.45       $12.25    $11.17       $ 8.77      $ 10.14      $10.00
                                                       ------       ------    ------       ------      -------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.10         0.18      0.12         0.18         0.09        0.04
Net realized and unrealized
   gain (loss) on investments ......................     0.55         0.47      1.38         2.28        (1.43)       0.10
                                                       ------       ------    ------       ------      -------      ------
   Total from investment operations ................     0.65         0.65      1.50         2.46        (1.34)       0.14
                                                       ------       ------    ------       ------      -------      ------
LESS DIVIDENDSAND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.19)       (0.15)    (0.15)       (0.06)       (0.03)         --
Dividends from net realized gains ..................    (0.83)       (0.30)    (0.27)         --           --          --
                                                       ------       ------    ------       ------      -------      ------
   Total dividends and distributions   .............    (1.02)       (0.45)    (0.42)       (0.06)       (0.03)         --
                                                       ------       ------    ------       ------      -------      ------
   Net Asset Value, end of period  .................   $12.08       $12.45    $12.25       $11.17      $  8.77      $10.14
                                                       ======       ======    ======       ======      =======      ======
TOTAL INVESTMENT RETURN(a) .........................     5.08%        5.51%    13.92%       28.31%      (13.24)%      1.40%(d)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $312.7       $290.2    $287.5       $192.5      $ 199.2       $44.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     0.91%(c)     0.94%     1.04%(b)     1.14%(b)     1.00%(b)    1.15%(b)(c)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     0.91%(c)     0.94%     1.04%(b)     1.14%(b)     1.00%(b)    1.15%(b)(c)
   Net investment income ...........................     1.55%(c)     1.43%     1.48%        1.55%        1.63%       1.36%(c)
Portfolio turnover rate  ...........................       15%(d)       29%       33%          90%          28%         25%(d)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.
(e) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D11

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                               AST COHEN & STEERS REALTY
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,     ----------------------------------------------------------
                                                         2006        2005        2004          2003         2002         2001
                                                      ---------     ------      ------        ------       -------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $17.78       $17.17      $12.91        $10.05       $10.11       $10.18
                                                       ------       ------      ------        ------       ------       ------
INCOME(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.21         0.59        0.41          0.49         0.49         0.50
Net realized and unrealized
   gain (loss) on investments ......................     2.41         1.58        4.36          3.02        (0.22)       (0.23)
                                                       ------       ------      ------        ------       ------       ------
   Total from investment operations ................     2.62         2.17        4.77          3.51         0.27         0.27
                                                       ------       ------      ------        ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.27)       (0.26)      (0.32)        (0.41)       (0.33)       (0.34)
Dividends from net realized gains ..................    (2.67)       (1.30)      (0.19)        (0.24)          --           --
                                                       ------       ------      ------        ------       ------       ------
   Total dividends and distributions ...............    (2.94)       (1.56)      (0.51)        (0.65)       (0.33)       (0.34)
                                                       ------       ------      ------        ------       ------       ------
   Net Asset Value, end ofperiod ...................   $17.46       $17.78      $17.17        $12.91       $10.05       $10.11
                                                       ======       ======      ======        ======       ======       ======
TOTAL INVESTMENT RETURN(a) .........................    14.33%       14.82%      37.95%        37.43%        2.65%        2.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions).............   $435.0       $410.3      $423.5        $289.5       $177.5       $139.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     1.15%(c)     1.09%       1.12%(b)      1.24%(b)     1.26%(b)     1.21%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     1.15%(c)     1.18%       1.23%(b)      1.24%(b)     1.26%(b)     1.21%(b)
Net investment income ..............................     2.43%(c)     3.27%       3.49%         5.43%        5.11%        5.01%
Portfolio turnover rate ............................       17%(d)       32%         32%           34%          60%          59%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                       AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                        YEAR ENDED
                                                        ENDED                          DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005        2004        2003         2002         2001
                                                      ---------     ------      ------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............   $12.23       $11.97      $10.98      $  8.75      $ 11.14      $ 12.63
                                                       ------       ------      ------      -------      -------      -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................     0.09         0.12        0.15         0.11         0.11         0.11
Net realized and unrealized
   gain (loss) on investments ......................    (0.14)        0.29        0.94         2.24        (2.39)       (1.36)
                                                       ------       ------      ------      -------      -------      -------
   Total from investment operations ................    (0.05)        0.41        1.09         2.35        (2.28)       (1.25)
                                                       ------       ------      ------      -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............    (0.13)       (0.15)      (0.10)       (0.12)       (0.11)       (0.11)
Dividends from net realized gains ..................       --           --          --           --           --        (0.13)
                                                       ------       ------      ------      -------      -------      -------
   Total dividends and distributions ...............    (0.13)       (0.15)      (0.10)       (0.12)       (0.11)       (0.24)
                                                       ------       ------      ------      -------      -------      -------
   Net Asset Value, end of period ..................   $12.05       $12.23      $11.97      $ 10.98      $  8.75      $ 11.14
                                                       ======       ======      ======      =======      =======      =======
TOTAL INVESTMENT RETURN(a) .........................    (0.45)%       3.54%       9.98%       27.32%      (20.64)%     (10.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............   $432.8       $512.6      $561.7       $541.5      $ 441.2      $ 623.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................     0.75%(c)     0.77%       0.81%(b)     0.84%(b)     0.84%(b)     0.77%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................     0.75%(c)     0.77%       0.81%(b)     0.84%(b)     0.84%(b)     0.78%(b)
   Net investment income ...........................     1.19%(c)     1.00%       1.27%        1.03%        1.04%        0.95%
Portfolio turnover rate ............................       14%(d)       25%         41%          45%          36%          54%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D12

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                        AST AMERICAN CENTURY INCOME & GROWTH
                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS                         YEAR ENDED
                                                        ENDED                           DECEMBER 31,
                                                       JUNE 30,     -----------------------------------------------------------
                                                         2006        2005        2004          2003         2002         2001
                                                      ---------     ------      ------        -------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $13.68        $13.30      $11.95        $ 9.41       $11.84       $13.02
                                                      ------        ------      ------        ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.13          0.25        0.21          0.15         0.12         0.10
Net realized and unrealized
   gain (loss) on investments ......................    0.23          0.35        1.28          2.51        (2.45)       (1.19)
                                                      ------        ------      ------        ------       ------       ------
   Total from investment operations ................    0.36          0.60        1.49          2.66        (2.33)       (1.09)
                                                      ------        ------      ------        ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET INVESTMENT INCOME: .....................   (0.25)        (0.22)      (0.14)        (0.12)       (0.10)       (0.09)
                                                      ------        ------      ------        ------       ------       ------
   Net Asset Value, end of period ..................  $13.79        $13.68      $13.30        $11.95       $ 9.41       $11.84
                                                      ======        ======      ======        ======       ======       ======
TOTAL INVESTMENT RETURN(a) .........................    2.57%         4.63%      12.59%        28.78%      (19.81)%      (8.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $354.5        $393.3      $453.9        $305.8       $259.1       $374.7
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    0.91%(c)      0.93%       0.99%(b)      0.99%(b)     0.98%(b)     0.94%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    0.91%(c)      0.93%       0.99%(b)      0.99%(b)     0.98%(b)     0.94%(b)
   Net investment income ...........................    1.56%(c)      1.64%       1.86%         1.46%        1.04%        0.76%
Portfolio turnover rate ............................      35%(d)        70%         99%           81%          83%          55%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses asso-ciated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                       AST ALLIANCEBERNSTEIN GROWTH & INCOME
                                                    ----------------------------------------------------------------------------
                                                    SIX MONTHS                             YEAR ENDED
                                                      ENDED                               DECEMBER 31,
                                                     JUNE 30,       ------------------------------------------------------------
                                                       2006          2005       2004          2003           2002         2001
                                                    ---------       ------     ------        -------        ------      --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .............    $20.21        $19.52     $17.71        $13.57        $18.70        $21.38
                                                      ------        ------     ------        ------        ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................      0.12          0.19       0.24          0.14          0.18          0.12
Net realized and unrealized
   gain (loss) on investments ....................      0.13          0.73       1.70          4.19         (4.35)        (0.15)
                                                      ------        ------     ------        ------        ------        ------
   Total from investment operations ..............      0.25          0.92       1.94          4.33         (4.17)        (0.03)
                                                      ------        ------     ------        ------        ------        ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .............     (0.20)        (0.23)     (0.13)        (0.19)        (0.13)        (0.19)
Dividends from net realized gains ................        --            --         --            --         (0.83)        (2.46)
                                                      ------        ------     ------        ------        ------        ------
   Total dividends and distributions .............     (0.20)        (0.23)     (0.13)        (0.19)        (0.96)        (2.65)
                                                      ------        ------     ------        ------        ------        ------
   Net Asset Value, end of period ................    $20.26        $20.21     $19.52        $17.71        $13.57        $18.70
                                                      ======        ======     ======        ======        ======        ======
TOTAL INVESTMENT RETURN(a) .......................      1.23%         4.77%     11.01%        32.43%       (23.28)%       (0.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ..........  $2,647.3      $2,802.7   $2,152.2      $1,836.5      $1,169.7      $1,875.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ..................      0.84%(c)      0.85%      0.90%(b)      0.97%(b)      0.96%(b)      0.94%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ..................      0.87%(c)      0.88%      0.93%(b)      0.99%(b)      0.98%(b)      0.96%(b)
   Net investment income .........................      1.15%(c)      1.09%      1.36%         1.01%         0.99%         0.74%
Portfolio turnover rate ..........................        31%(d)        70%        50%           62%           79%          103%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D13

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                 AST GLOBAL ALLOCATION
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $12.56        $12.16       $11.07       $ 9.38       $11.46      $13.30
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.23          0.24         0.28         0.12         0.11        0.34
Net realized and unrealized
   gain (loss) on investments ......................   (0.03)         0.56         0.94         1.69        (1.84)      (1.87)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.20          0.80         1.22         1.81        (1.73)      (1.53)
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS
   FROM NET INVESTMENT INCOME: .....................   (0.33)        (0.40)       (0.13)       (0.12)       (0.35)      (0.31)
                                                      ------        ------       ------       ------       ------      ------
   Net Asset Value, end of period ..................  $12.43        $12.56       $12.16       $11.07       $ 9.38      $11.46
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .........................    1.58%         6.94%       11.09%       19.53%      (15.43)%    (11.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $186.1        $202.2       $231.7       $264.8       $284.4      $481.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    0.16%(c)      0.16%        0.14%(b)     0.14%(b)     0.47%(b)    0.89%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    0.16%(c)      0.16%        0.14%(b)     0.14%(b)     0.47%(b)    0.95%(b)
   Net investment income ...........................    3.30%(c)      1.72%        2.12%        1.08%        0.91%       2.68%
Portfolio turnover rate .............................     11%(d)        81%          93%          18%         160%         77%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                         AST AMERICAN CENTURY STRATEGIC BALANCED
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $14.29        $13.89       $12.92       $11.14       $12.62      $13.70
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.15          0.26         0.21         0.18         0.26        0.27
Net realized and unrealized
   gain (loss) on investments ......................    0.04          0.37         0.94         1.87        (1.47)      (0.78)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.19          0.63         1.15         2.05        (1.21)      (0.51)
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............   (0.28)        (0.23)       (0.18)       (0.27)       (0.27)      (0.25)
Dividends from net realized gains ..................   (0.34)           --           --           --           --       (0.32)
                                                      ------        ------       ------       ------       ------      ------
   Total dividends and distributions ...............   (0.62)        (0.23)       (0.18)       (0.27)       (0.27)      (0.57)
                                                      ------        ------       ------       ------       ------      ------
   Net Asset Value, end of period ..................  $13.86        $14.29       $13.89       $12.92       $11.14      $12.62
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .........................    1.27%         4.61%        8.99%       18.87%       (9.74)%     (3.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $178.0        $205.4       $233.7       $235.8       $179.4      $210.7
Ratios to average net assets:
   Expenses After Advisory Fee Waivers .............    1.04%(c)      1.05%        1.09%(b)     1.11%(b)     1.10%(b)    1.08%(b)
   Expenses Before Advisory Fee Waivers ............    1.07%(c)      1.08%        1.12%(b)     1.11%(b)     1.10%(b)    1.08%(b)
   Net investment income ...........................    1.82%(c)      1.70%        1.56%        1.57%        2.16%       2.19%
Portfolio turnover rate ............................      94%(d)       204%         218%         145%         126%        124%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D14

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                          AST T. ROWE PRICE ASSET ALLOCATION
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $17.12        $16.81       $15.36       $12.74       $15.05      $18.12
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.18          0.30         0.29         0.24         0.34        0.41
Net realized and unrealized
   gain (loss) on investments ......................    0.24          0.45         1.40         2.73        (1.76)      (1.21)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.42          0.75         1.69         2.97        (1.42)      (0.80)
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............   (0.31)        (0.31)       (0.24)       (0.35)       (0.39)      (0.52)
Dividends from net realized gains ..................   (1.19)        (0.13)          --           --        (0.50)      (1.75)
                                                      ------        ------       ------       ------       ------      ------
   Total dividends and distributions ...............   (1.50)        (0.44)       (0.24)       (0.35)       (0.89)      (2.27)
                                                      ------        ------       ------       ------       ------      ------
   Net Asset Value, end of period ..................  $16.04        $17.12       $16.81       $15.36       $12.74      $15.05
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .........................    2.29%         4.68%       11.17%       24.02%       (9.89)%     (4.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $413.3        $431.1       $430.7       $360.2       $269.1      $332.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    1.02%(c)      1.04%        1.07%(b)     1.12%(b)     1.11%(b)    1.10%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    1.02%(c)      1.08%        1.12%(b)     1.12%(b)     1.11%(b)    1.10%(b)
   Net investment income ...........................    2.19%(c)      1.77%        1.93%        1.84%        2.37%       2.46%
Portfolio turnover rate ............................      29%(d)        65%          83%          94%         107%        103%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                            AST T. ROWE PRICE GLOBAL BOND
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $11.18        $12.16       $12.10       $11.10       $ 9.65      $ 9.40
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.20          0.28         0.17         0.27         0.05        0.56
Net realized and unrealized
   gain (loss) on investments  .....................      --         (0.81)        0.81         1.12         1.40       (0.31)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.20         (0.53)        0.98         1.39         1.45        0.25
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income  ..............   (0.18)        (0.43)       (0.72)       (0.37)          --          --
Dividends from net realized gains ..................   (0.11)        (0.02)       (0.20)       (0.02)          --          --
                                                      ------        ------       ------       ------       ------      ------
   Total dividends and distributions   .............   (0.29)        (0.45)       (0.92)       (0.39)          --          --
                                                      ------        ------       ------       ------       ------      ------
   Net Asset Value, end of period  .................  $11.09        $11.18       $12.16       $12.10       $11.10      $ 9.65
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a)  ........................    1.86%        (4.49)%       8.64%       12.86%       15.03%       2.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $485.3        $539.6       $362.0       $229.6       $209.6      $108.0
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement  ...................    0.98%(c)      1.01%        1.07%(b)     1.06%(b)     1.06%(b)    0.87%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    0.98%(c)      1.01%        1.07%(b)     1.06%(b)     1.06%(b)    1.08%(b)
   Net investment income ...........................    3.47%(c)      2.87%        2.58%        2.57%        3.13%       4.83%
Portfolio turnover rate ............................      58%(d)       109%         111%         196%         323%        187%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D15

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                   AST HIGH YIELD BOND
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $ 8.29        $ 8.95       $ 8.77       $ 7.89       $ 8.86      $ 9.71
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.32          0.83         0.70         0.62         0.69        0.74
Net realized and unrealized
   gain (loss) on investments ......................   (0.13)        (0.74)        0.19         0.95        (0.70)      (0.66)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.19          0.09         0.89         1.57        (0.01)       0.08
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS:
Dividends from net investment income ...............   (0.69)        (0.75)       (0.71)       (0.69)       (0.96)      (0.93)
                                                      ------        ------       ------       ------       ------      ------
    Net Asset Value, end of period .................  $ 7.79        $ 8.29       $ 8.95       $ 8.77       $ 7.89      $ 8.86
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a)  ........................    2.22%         1.12%       11.08%       21.59%        0.04%       0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $499.5        $611.2       $804.6       $868.5       $576.4      $525.8
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement  ...................    0.91%(c)      0.93%        0.93%(b)     0.93%(b)     0.94%(b)    0.95%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    0.91%(c)      0.94%        0.93%(b)     0.93%(b)     0.94%(b)    0.95%(b)
   Net investment income ...........................    7.13%(c)      7.32%        7.15%        7.56%        9.02%      10.22%
Portfolio turnover rate ............................      81%(d)        52%          66%          65%          41%         48%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                             AST LORD ABBETT BOND-DEBENTURE
                                                      -----------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,     ---------------------------------------------------------
                                                         2006        2005         2004         2003         2002        2001
                                                      ---------     ------       ------       ------       ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............  $11.33        $11.83       $11.44       $10.07       $10.45      $10.15
                                                      ------        ------       ------       ------       ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................    0.41          0.43         0.53         0.44         0.42        0.39
Net realized and unrealized
   gain (loss) on investments ......................   (0.11)        (0.31)        0.29         1.37        (0.39)      (0.08)
                                                      ------        ------       ------       ------       ------      ------
   Total from investment operations ................    0.30          0.12         0.82         1.81         0.03        0.31
                                                      ------        ------       ------       ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............   (0.57)        (0.49)       (0.39)       (0.44)       (0.41)      (0.01)
Dividends from net realized gains ..................   (0.15)        (0.13)       (0.04)          --           --          --
                                                      ------        ------       ------       ------       ------      ------
   Total dividends and distributions ...............   (0.72)        (0.62)       (0.43)       (0.44)       (0.41)      (0.01)
                                                      ------        ------       ------       ------       ------      ------
   Net Asset Value, end ofperiod ...................  $10.91        $11.33       $11.83       $11.44       $10.07      $10.45
                                                      ======        ======       ======       ======       ======      ======
TOTAL INVESTMENT RETURN(a) .........................    2.74%         1.16%        7.42%       18.74%        0.41%       3.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $536.5        $668.5       $431.5       $346.4       $164.9      $ 62.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................    0.91%(c)      0.91%        0.97%(b)     1.04%(b)     1.04%(b)    1.10%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................    0.95%(c)      0.97%        1.02%(b)     1.04%(b)     1.04%(b)    1.10%(b)
   Net investment income ...........................    5.52%(c)      5.10%        5.15%        6.31%        7.16%       7.23%
Portfolio turnover rate ............................      18%(d)        46%          49%          84%          43%        102%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D16

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                              AST PIMCO TOTAL RETURN BOND
                                                      ------------------------------------------------------------------------
                                                      SIX MONTHS                          YEAR ENDED
                                                        ENDED                            DECEMBER 31,
                                                       JUNE 30,      ---------------------------------------------------------
                                                         2006          2005       2004         2003         2002         2001
                                                      ---------       ------     ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $11.45        $12.01     $11.99       $12.24       $11.93       $11.60
                                                        ------        ------     ------       ------       ------       ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(loss) ........................      0.12          0.52       0.23         0.35         0.39         0.56
Net realized and unrealized
   gain (loss) on investments ......................     (0.22)        (0.23)      0.36         0.27         0.66         0.42
                                                        ------        ------     ------       ------       ------       ------
   Total from investment operations ................     (0.10)         0.29       0.59         0.62         1.05         0.98
                                                        ------        ------     ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............     (0.41)        (0.45)     (0.48)       (0.43)       (0.52)       (0.65)
Dividends from net realized gains ..................        --         (0.40)     (0.09)       (0.44)       (0.22)          --
                                                        ------        ------     ------       ------       ------       ------
   Total dividends and distributions ...............     (0.41)        (0.85)     (0.57)       (0.87)       (0.74)       (0.65)
                                                        ------        ------     ------       ------       ------       ------
   Net Asset Value, end of period ..................    $10.94        $11.45     $12.01       $11.99       $12.24       $11.93
                                                        ======        ======     ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .........................     (0.71)%        2.50%      4.96%        5.32%        9.22%        8.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $2,381.5      $1,790.7   $2,318.2     $2,107.9     $2,255.0     $1,638.3
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................      0.78%(c)      0.79%      0.78%(b)     0.78%(b)     0.78%(b)     0.79%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................      0.78%(c)      0.80%      0.81%(b)     0.80%(b)     0.80%(b)     0.81%(b)
   Net investment income(loss) .....................      4.31%(c)      3.62%      2.08%        2.85%        3.90%        5.02%
Portfolio turnover rate   ..........................       121%(d)       238%       253%         222%         229%         343%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                                                                               AST PIMCO LIMITED MATURITY BOND
                                                      -------------------------------------------------------------------------
                                                      SIX MONTHS                            YEAR ENDED
                                                        ENDED                              DECEMBER 31,
                                                       JUNE 30,       ---------------------------------------------------------
                                                         2006          2005       2004          2003          2002        2001
                                                      ---------       ------     ------        ------        ------      ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ...............    $11.10        $11.12     $11.37        $11.36        $11.30      $11.07
                                                        ------        ------     ------        ------        ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................      0.25          0.27       0.17          0.22          0.24        0.50
Net realized and unrealized
   gain (loss) on investments ......................     (0.16)        (0.09)      0.06          0.14          0.43        0.36
                                                        ------        ------     ------        ------        ------      ------
   Total from investment operations ................      0.09          0.18       0.23          0.36          0.67        0.86
                                                        ------        ------     ------        ------        ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income ...............     (0.33)        (0.14)     (0.35)        (0.22)        (0.47)      (0.63)
Dividends from net realized gains ..................        --         (0.06)     (0.13)        (0.13)        (0.14)         --
                                                        ------        ------     ------        ------        ------      ------
   Total dividends and distributions ...............     (0.33)        (0.20)     (0.48)        (0.35)        (0.61)      (0.63)
                                                        ------        ------     ------        ------        ------      ------
   Net Asset Value, end of period ..................    $10.86        $11.10     $11.12        $11.37        $11.36      $11.30
                                                        ======        ======     ======        ======        ======      ======
TOTAL INVESTMENT RETURN(a) .........................      0.85%         1.63%      2.07%         3.28%         6.21%       7.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ............  $1,442.8      $1,683.2   $1,232.8      $1,005.9      $1,058.8      $611.2
Ratios to average net assets:
   Expenses After Advisory Fee Waiver
      and Expense Reimbursement ....................      0.77%(c)      0.76%      0.79%(b)      0.82%(b)      0.83%(b)    0.83%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ....................      0.79%(c)      0.80%      0.82%(b)      0.82%(b)      0.83%(b)    0.83%(b)
   Net investment income ...........................      3.84%(c)      2.86%      1.65%         1.74%         2.87%       5.10%
Portfolio turnover rate ............................       109%(d)       153%       103%          208%          271%        445%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Annualized.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D17

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                  AST MONEY MARKET
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS                           YEAR ENDED
                                                      ENDED                             DECEMBER 31,
                                                     JUNE 30,       ----------------------------------------------------------
                                                       2006          2005         2004         2003         2002         2001
                                                    ---------       ------       ------       ------       ------       ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period .............    $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      ------        ------       ------       ------       ------       ------
NET INVESTMENT INCOME: ...........................      0.02            --(c)      0.01           --(c)      0.01         0.04
                                                      ------        ------       ------       ------       ------       ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income .............     (0.02)           --(c)     (0.01)          --(c)     (0.01)       (0.04)
Dividends from net realized gains ................        --            --(c)        --           --(c)        --(c)        --(c)
                                                      ------        ------       ------       ------       ------       ------
   Total dividends and distributions .............     (0.02)           --        (0.01)          --(c)     (0.01)       (0.04)
                                                      ------        ------       ------       ------       ------       ------
   Net Asset Value, end of period ................    $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                      ======        ======       ======       ======       ======       ======
TOTAL INVESTMENT RETURN(a) .......................      2.06%         2.73%        0.84%        0.63%        1.29%        3.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ..........  $2,402.3      $1,639.6     $1,359.2     $1,762.1     $2,744.7     $2,652.1
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense
      Reimbursement ..............................      0.58%(d)      0.58%        0.58%(b)     0.59%(b)     0.58%(b)     0.59%(b)
   Expenses Before Advisory Fee Waiver
      and Expense Reimbursement ..................       0.63%(d)      0.63%        0.63%(b)     0.64%(b)     0.63%(b)     0.64%(b)
   Net investment income .........................      4.16%(e)      2.69%        0.81%        0.63%        1.27%        3.60%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Includes commissions received by American Skandia Marketing, Inc. under the Portfolio's Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.
(c) Less than $0.005 per share.
(d) Annualized.
(e) Not annualized.

                                                                                            AST AGGRESSIVE ASSET ALLOCATION
                                                                                          -----------------------------------
                                                                                          SIX MONTHS      DECEMBER 5, 2005(d)
                                                                                            ENDED              THROUGH
                                                                                           JUNE 30,          DECEMBER 31,
                                                                                             2006                2005
                                                                                            ------              ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................             $10.01              $10.00
                                                                                            ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................................................               0.04                  --(e)
Net realized and unrealized gain on investments ...............................               0.28                0.01
                                                                                            ------              ------
   Total from investment operations ...........................................               0.32                0.01
                                                                                            ------              ------
   Net Asset Value, end of period .............................................             $10.33              $10.01
                                                                                            ======              ======
TOTAL INVESTMENT RETURN(a) ....................................................               3.20%               0.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................             $228.2               $36.4
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............               0.20%(c)            0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............               0.23%(c)            2.41%(c)
   Net investment income ......................................................               1.19%(c)           (0.20)%(c)
Portfolio turnover rate .......................................................                 25%(b)               3%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Less than $0.005.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D18

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                             AST BALANCED ASSET ALLOCATION
                                                                                          -----------------------------------
                                                                                          SIX MONTHS      DECEMBER 5, 2005(d)
                                                                                            ENDED               THROUGH
                                                                                           JUNE 30,           DECEMBER 31,
                                                                                            2006(f)              2005
                                                                                            ------              ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................             $10.04              $10.00
                                                                                            ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................................................               0.14                  --(e)
Net realized and unrealized gain on investments ...............................               0.04                0.04
                                                                                            ------              ------
   Total from investment operations ...........................................               0.18                0.04
                                                                                            ------              ------
   Net Asset Value, end of period .............................................             $10.22              $10.04
                                                                                            ======              ======
TOTAL INVESTMENT RETURN(a) ....................................................               1.79%               0.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................           $1,814.5              $216.3
RATIOS TO AVERAGE NET ASSETS:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............               0.17%(c)            0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............               0.17%(c)            0.58%(c)
   Net investment income (loss) ...............................................               2.75%(c)           (0.20)%(c)
Portfolio turnover rate .......................................................                  8%(b)               2%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Less than $0.005.
(f) Calculated based on weighted average shares outstanding during the period.

                                                                                          AST CAPITAL GROWTH ASSET ALLOCATION
                                                                                          -----------------------------------
                                                                                          SIX MONTHS      DECEMBER 5, 2005(d)
                                                                                            ENDED              THROUGH
                                                                                           JUNE 30,          DECEMBER 31,
                                                                                            2006(f)              2005
                                                                                            ------              ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................             $10.02              $10.00
                                                                                            ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................................................               0.10                  --(e)
Net realized and unrealized gain on investments .............................                 0.14                0.02
                                                                                            ------              ------
   Total from investment operations ...........................................               0.24                0.02
                                                                                            ------              ------
   Net Asset Value, end of period .............................................             $10.26              $10.02
                                                                                            ======              ======
TOTAL INVESTMENT RETURN(a) ....................................................               2.40%               0.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................           $2,141.2              $245.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............               0.17%(c)            0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............               0.17%(c)            0.54%(c)
   Net investment income (loss) ...............................................               1.98%(c)           (0.20)%(c)
Portfolio turnover rate .......................................................                 13%(b)               1%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Less than $0.005.
(f) Calculated based on weighted average shares outstanding during the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D19

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                           AST CONSERVATIVE ASSET ALLOCATION
                                                                                          -----------------------------------
                                                                                          SIX MONTHS      DECEMBER 5, 2005(d)
                                                                                            ENDED              THROUGH
                                                                                           JUNE 30,          DECEMBER 31,
                                                                                            2006(f)              2005
                                                                                            ------              ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................             $10.04              $10.00
                                                                                            ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................................................               0.16                  --(e)
Net realized and unrealized gain on investments ...............................                 --(e)             0.04
                                                                                            ------              ------
   Total from investment operations ...........................................               0.16                0.04
                                                                                            ------              ------
   Net Asset Value, end of period .............................................             $10.20              $10.04
                                                                                            ======              ======
TOTAL INVESTMENT RETURN(a) ....................................................               1.59%               0.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................             $431.2               $51.7
Ratios to average net assets:
    Expenses After Advisory Fee Waiver and Expense Reimbursement ..............               0.20%(c)            0.20%(c)
    Expenses Before Advisory Fee Waiver and Expense Reimbursement .............               0.20%(c)            2.02%(c)
    Net investment income (loss) ..............................................               3.09%(c)           (0.20)%(c)
Portfolio turnover rate .......................................................                 14%(b)               2%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Less than $0.005.
(f) Calculated based on weighted average shares outstanding during the period.

                                                                                           AST PRESERVATION ASSET ALLOCATION
                                                                                          -----------------------------------
                                                                                          SIX MONTHS      DECEMBER 5, 2005(d)
                                                                                            ENDED              THROUGH
                                                                                           JUNE 30,          DECEMBER 31,
                                                                                            2006(f)              2005
                                                                                            ------              ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................             $10.06              $10.00
                                                                                            ------              ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................................................               0.18                  --(e)
Net realized and unrealized gain (loss) on investments ........................              (0.10)               0.06
                                                                                            ------              ------
   Total from investment operations ...........................................               0.08                0.06
                                                                                            ------              ------
   Net Asset Value, end of period .............................................             $10.14              $10.06
                                                                                            ======              ======
TOTAL INVESTMENT RETURN(a) ....................................................               0.80%               0.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................             $174.8               $13.7
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............               0.20%(c)            0.20%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............               0.29%(c)            6.28%(c)
   Net investment income (loss) ...............................................               3.57%(c)           (0.19)%(c)
Portfolio turnover rate .......................................................                 51%(b)               6%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Less than $0.005.
(f) Calculated based on weighted average shares outstanding during the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D20

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                       AST ADVANCED STRATEGIES
                                                                                       -----------------------
                                                                                            MARCH 20, 2006(d)
                                                                                                THROUGH
                                                                                                JUNE 30,
                                                                                                  2006
                                                                                                -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................                 $10.00
                                                                                                ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................................                   0.04
Net realized and unrealized gain on investments ...............................                  (0.14)
                                                                                                ------
   Total from investment operations ...........................................                  (0.10)
                                                                                                ------
   Net Asset Value, end of period .............................................                 $ 9.90
                                                                                                ------
TOTAL INVESTMENT RETURN(a) ....................................................                  (1.00)%
                                                                                                ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................                 $175.5
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............                   1.21%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............                   1.21%(c)
   Net investment income ......................................................                   2.76%(c)
Portfolio turnover rate .......................................................                     84%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.

                                                                                   AST FIRST TRUST BALANCED TARGET
                                                                                   -------------------------------
                                                                                            MARCH 20, 2006(d)
                                                                                                THROUGH
                                                                                                JUNE 30,
                                                                                                2006(e)
                                                                                                -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ..........................................                 $10.00
                                                                                                ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................................                   0.09
Net realized and unrealized gain on investments ...............................                  (0.39)
                                                                                                ------
   Total from investment operations ...........................................                  (0.30)
                                                                                                ------
   Net Asset Value, end of period .............................................                 $ 9.70
                                                                                                ======
TOTAL INVESTMENT RETURN(a) ....................................................                  (3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......................................                 $132.6
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and Expense Reimbursement ...............                   1.24%(c)
   Expenses Before Advisory Fee Waiver and Expense Reimbursement ..............                   1.24%(c)
   Net investment income ......................................................                   3.40%(c)
Portfolio turnover rate .......................................................                      8%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.
(e) Calculated based on weighted average shares outstanding during the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D21

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                AST FIRST TRUST CAPITAL APPRECIATION TARGET
                                                                                -------------------------------------------
                                                                                             MARCH 20, 2006(d)
                                                                                                  THROUGH
                                                                                                  JUNE 30,
                                                                                                    2006
                                                                                                  -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period ......................................                       $10.00
                                                                                                  ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .....................................................                         0.02
Net realized and unrealized loss on investments ...........................                        (0.39)
                                                                                                  ------
   Total from investment operations .......................................                        (0.37)
                                                                                                  ------
   Net Asset Value, end of period .........................................                       $ 9.63
                                                                                                  ------
TOTAL INVESTMENT RETURN(a) ................................................                        (3.70)%
                                                                                                  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) ...................................                       $169.9
Ratios to average net assets:
   Expenses After Advisory Fee Waiver and
      Expense Reimbursement ...............................................                         1.40%(c)
   Expenses Before Advisory Fee Waiver and
      Expense Reimbursement ...............................................                         1.40%(c)
   Net investment income ..................................................                         1.95%(c)
Portfolio turnover rate ...................................................                            6%(b)

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns for periods of less than one full year are not annualized.
(b) Not annualized.
(c) Annualized.
(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D22

                             AMERICAN SKANDIA TRUST
                             ----------------------

                         APPROVAL OF ADVISORY AGREEMENTS
                         -------------------------------

The Board of Trustees (the "Board") of American Skandia Trust (the "Trust") oversees the management of each of the Trust's Portfolios, and, as required by law, determines annually whether to renew the Trust's management agreements with Prudential Investments LLC ("PI") and American Skandia Investment Services, Inc. ("ASISI") and each Portfolio's subadvisory agreement(s). The Board, including all of the Independent Trustees, met on June 21-22, 2006 and approved the renewal of the existing agreements through July 31, 2007, after concluding that renewal of the agreements was in the best interests of each of the Trust's Portfolios and their shareholders. At the same meetings, the Board also approved a new subadvisory agreement for each of the AST LSV International Value Portfolio and the AST William Blair International Growth Portfolio, as further explained below.

The Board's review and approvals did not include the management or subadvisory agreements for the following Portfolios of the Trust which commenced investment operations during 2005: AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Portfolio, and the five AST Asset Allocation Portfolios. In June 2005 the Board considered and approved the management and subadvisory agreements with respect to the new Portfolios for an initial period of two years in conjunction with its approval of the creation of the Portfolios in 2005. The Board determined that it would review and consider the renewal of the agreements with respect to the new Portfolios as part of the Board's next regular annual consideration of the Trust's management and subadvisory agreements in 2007.

In advance of the meetings, the Trustees received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. In approving the agreements, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of each Portfolio of the Trust, the profitability of PI and ASISI and their affiliates, expenses and fees, and the potential for economies of scale that may be shared with each Portfolio and its shareholders. In their deliberations, the Trustees did not identify any single factor that was dispositive and each Trustee attributed different weights to the various factors. In connection with their deliberations, the Board considered information provided by PI and ASISI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the June 2006 meetings.

The Trustees determined that the overall arrangements between the Trust and PI and ASISI (hereinafter jointly referred to as "PI"), which serve as the Trust's co-investment managers pursuant to a management agreement, and between PI and each subadviser, each of which serves pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees' determinations to approve the renewal of the agreements are discussed separately below.

NATURE, QUALITY AND EXTENT OF SERVICES

The Board received and considered information regarding the nature and extent of services provided to the Trust by PI and each subadviser. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers, as well as the provision of recordkeeping and compliance services to the Trust. With respect to PI's oversight of the subadvisers, the Board noted that PI's Strategic Investment Research Group ("SIRG"), a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Trust. The Board also considered the investment subadvisory services provided by each subadviser, as well as compliance with the Trust's investment restrictions, policies and procedures. The Board considered PI's evaluation of the subadvisers; as well as

PI's recommendation, based on its review of the subadvisers, to renew the subadvisory agreements, or to replace certain subadvisers, as applicable.

The Board reviewed the qualifications, backgrounds and responsibilities of PI's senior management responsible for the oversight of the Trust and each subadviser, and also reviewed the qualifications, backgrounds and responsibilities of the subadvisers' portfolio managers who are responsible for the day-to-day management of each Portfolio. The Board was provided with information pertaining to PI's and each subadviser's organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and each subadviser. The Board also noted that it received favorable compliance reports from the Trust's Chief Compliance Officer (CCO) as to both PI and each subadviser. The Board noted that one of the Trust's subadvisers, Prudential Investment Management, Inc. ("PIM"), is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Portfolios by each subadviser, and that there was a reasonable basis on which to conclude that the Trust benefits from the services provided by PI and each subadviser under the management and subadvisory agreements.

COSTS OF SERVICES AND PROFITS REALIZED BY PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Trust's investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The Board did not separately consider the profitability of PIM, which is an affiliate of PI, as its profitability was included in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

ECONOMIES OF SCALE

The Board noted that the management fee schedule for the Portfolios of the Trust generally does not contain breakpoints that reduce the fee rate on assets above specified levels, with the exception of the AST JP Morgan International Equity Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio and the AST T. Rowe Price Large-Cap Growth Portfolio. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio's assets grow beyond current levels. However, because of the nature of PI's business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. In light of each Portfolio's current size and fee rate, the Board concluded that the absence of breakpoints is acceptable at this time.

With respect to the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST T. Rowe Price Large-Cap Growth Portfolio, the Board noted that the management fee schedule includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets these Portfolios do not realize the effect of those rate reductions. The Board took note, however, that the Portfolios' fee structures would result in benefits to Portfolio shareholders when (and if) assets reach the levels at which their fee rates are reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

With respect to the AST JP Morgan International Equity Portfolio and the AST Neuberger Berman Mid Cap Value Portfolio, the Board noted that the management fee schedule for each Portfolio includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Portfolios' effective fee rates reflected some of those rate reductions.

OTHER BENEFITS TO PI AND THE SUBADVISERS

The Board considered potential ancillary benefits that might be received by PI, the subadvisers, and their affiliates as a result of their relationship with the Trust. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, compensation received by insurance company affiliates of PI from the subadvisers, as well as reputational or other intangible benefits resulting from PI's association with the Trust. The Board also considered information provided by PI regarding the regulatory requirement that insurance companies determine that the fees and charges under their variable contracts are reasonable. The Board noted that the insurance company affiliates of PI at least annually review and represent that the fees and charges of the variable products using the Trust's Portfolios are reasonable. The Board concluded that the potential benefits to be derived by the subadvisers included the ability to use soft dollar credits, brokerage commissions received by affiliates of the subadvisers, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and the subadvisers were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

PERFORMANCE OF THE PORTFOLIOS/FEES AND EXPENSES/OTHER FACTORS

With respect to each Portfolio of the Trust, the Board also considered certain additional specific factors and related conclusions relating to the historical performance of the Portfolios during the first quarter of 2006 and (depending on each Portfolio's inception date) for one-year, three-year, five-year and ten-year periods ending December 31, 2005, as well as fees and expenses of the Portfolios during calendar year 2005, as detailed below. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group was objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Portfolios of the Trust in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The Board also considered each Portfolio's contractual and actual management fee, as well as each Portfolio's net total expense ratio. The contractual management fee is computed based on hypothetical common levels of Portfolio net assets, while the actual management fee represents the fee rate actually paid by Portfolio shareholders and includes any fee waivers or reimbursements. The net total expense ratio for each Portfolio represents the actual expense ratio incurred by Portfolio shareholders, but does not include the charges associated with variable annuity or variable life insurance contracts.

In connection with its consideration of Portfolio expenses, the Board considered and accepted PI's recommendation to voluntarily waive 0.03% of the existing 0.10% administrative services fee paid by each of the Trust's Portfolios, except the AST Global Allocation and the other AST Asset Allocation Portfolios. As further detailed below, the Board also considered and accepted PI's proposals to modify or eliminate existing management fee waivers and/or expense caps for selected Portfolios to account for the new administrative services fee waiver and to adjust expense ratios for selected Portfolios.

AST AllianceBernstein Core Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006 and performance that was in the second quartile over one-year and three-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.750% was in the first quartile. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST AllianceBernstein Growth & Income Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the third quartile over one-year, and performance that was in the second quartile over three-year, five-year and ten-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed disappointment in the Portfolio's recent performance, but concluded that it was reasonable to continue to evaluate the Portfolio's performance and to approve the management and subadvisory agreements.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.720% ranked in the second quartile in its Peer Group due to a voluntary expense reimbursement and waiver of fees by PI. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST AllianceBernstein Managed Index 500 Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over a three-year period, and performance that was in the second quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board also noted that the Portfolio outperformed against its benchmark index over the same five-year period, but slightly underperformed against its benchmark over one-year and three-year periods. The Board further noted that because the Portfolio closely tracks the S&P 500 Index, during periods when the S&P 500 stocks perform poorly in comparison to the Peer Universe, as was the case during 2005, the Portfolio also performs poorly in comparison with the Peer Universe. Consequently, the Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.600% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 0.80%, and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST American Century Income & Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006, performance that was in the third quartile over a one-year period, and performance that was in the first quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had underperformed against its benchmark index over the one-year period, but had outperformed the benchmark index over three-year and five-year periods. The Board considered the Portfolio's long-term performance, and determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.750% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST American Century Strategic Balanced Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006, and performance that was in the second quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over one-year, three-year and five-year periods. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.819% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25%. The Board also accepted PI's recommendation to remove the existing management fee waiver of 0.03% on assets to $1 billion and 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST Cohen & Steers Realty Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006, performance that was in the first quartile over one-year and three-year periods, and performance that was in the third quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's underperformance over the five-year period was attributable to the Portfolio's exposure to real estate investments during the economic downturn of 2000-2001. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.915% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.45%. The Board concluded that the management and subadvisory fees are reasonable.

AST DeAM Large-Cap Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006, and performance that was in the first quartile over one-year, three-year and five-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board further noted that the Portfolio had outperformed against its benchmark index over the same time periods. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.795% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total expenses of 1.25%. The Board concluded that the management and subadvisory fees are reasonable.

AST DeAM Small-Cap Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, performance that was in the third quartile over a three-year period, and performance that was in the fourth quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that Deutsche Asset Management, Inc. (DeAM) had replaced the Portfolio's previous subadviser in December 2001, and therefore, the Portfolio's five-year performance record was not completely attributable to DeAM. The Board observed that the Portfolio was on a performance watch list maintained by SIRG, and expressed disappointment in the Portfolio's recent performance. The Board concluded that it was reasonable to continue to evaluate the Portfolio's performance and to approve the management and subadvisory agreements.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.867% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing voluntary management fee waiver of 0.08%. The Board concluded that the management and subadvisory fees are reasonable.

AST DeAM Small-Cap Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, and performance that was in the fourth quartile over one-year and three-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had commenced operations in May 2002, and therefore, a longer performance history was not yet available. The Board expressed disappointment in the Portfolio's performance, but noted that the Portfolio closely tracked the stocks in its benchmark index, which also had underperformed versus the Peer Universe. The Board further noted that the Portfolio's performance during the first quarter of 2006 had been just below the peer median. Consequently, the Board concluded that it was reasonable to approve the management and subadvisory agreements.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.810% ranked in the first quartile in its Peer Group. The Board accepted PI's recommendation to lower the existing voluntary cap on net total Portfolio expenses from 1.15% to 1.14% and to remove the existing voluntary management fee waiver of 0.13%. The Board concluded that the management and subadvisory fees are reasonable.

AST Federated Aggressive Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, and performance that was in the first quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board also noted that the Portfolio had outperformed against its benchmark index over the same time periods. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.950% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST Global Allocation Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile over during the first quarter of 2006, performance that was in the first quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the fourth quartile over five-year and ten-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's long-term performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by terminating the previous subadviser and that the Portfolio's long-term performance record was not attributable to PI, which had only started to provide direct investment advisory services to the Portfolio since May 1, 2005. The Board also noted that the Portfolio's short-term performance had shown improvement. In light of this, the Board concluded that it was reasonable to allow PI to create a performance record against which it should be evaluated, to approve the continuance of the management agreement.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.100% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 0.35% and to remove PI's existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management fees are reasonable.

AST Goldman Sachs Concentrated Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006, performance that was in the fourth quartile over one-year, three-year and five-year time periods, and performance that was in the third quartile over a ten-year period in relation to the group of comparable mutual funds in a Peer Universe. While expressing disappointment in the Portfolio's performance, the Board noted that a portion of the underperformance of the Portfolio was attributable to the previous subadviser, who was replaced by Goldman Sachs Asset Management, LP in November 2002. The Board further noted that the Portfolio's recent performance showed improvement, and the Board observed that the Portfolio's performance during the last quarter of 2005 and the first quarter of 2006 was in the second quartile and first quartile, respectively. The Board concluded that it was reasonable to approve the continuance of the management and subadvisory agreements, and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.812% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to reduce the existing voluntary expense cap from 0.97% to 0.86% and to remove the existing voluntary management fee waiver of 0.10%. The Board concluded that the management and subadvisory fees are reasonable.

AST Goldman Sachs Mid-Cap Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the fourth quartile during the first quarter of 2006 and performance that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's current subadviser, Goldman Sachs Asset Management, LP (GSAM), assumed responsibility for managing the Portfolio's assets in November 2002, and that as a result, the Portfolio's performance over the three-year and five-year periods was only partially attributable to GSAM. The Board noted that the Portfolio's shorter-term performance had improved. The Board expressed disappointment in the Portfolio's performance, but concluded that it was reasonable to continue the subadvisory agreement, and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.942% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to lower the existing voluntary cap on net total Portfolio expenses from 1.35% to 1.12%, and to remove the existing voluntary management fee waiver of 0.03% on assets to $1 billion and 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST Goldman Sachs Small-Cap Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, and performance that was in the third quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that, despite the Portfolio's third-quartile rankings, the Portfolio's short-term performance had shown improvement, and had outperformed against its benchmark index over one-year and five-year time periods. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.950% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST High Yield Portfolio (formerly, AST Goldman Sachs High Yield Portfolio). The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, and performance that was in the third quartile over three-year, five-year and ten-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's current subadvisers, Goldman Sachs Asset Management, LP (GSAM) and Pacific Investment Management Company LLC (PIMCO), had assumed responsibility for managing the Portfolio's assets in March 2004 and March 2006, respectively. As a result, the Board observed that the Portfolio's long-term underperformance was not attributable to GSAM or PIMCO. The Board noted that the Portfolio's short-term performance had shown improvement, and concluded that it was reasonable to continue the management and subadvisory agreements, and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.740% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to lower the existing voluntary cap on net total Portfolio expenses from 0.90% to 0.88% and to remove the existing voluntary management fee waiver of 0.03%. The Board concluded that the management and subadvisory fees are reasonable.

AST JP Morgan International Equity Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the fourth quartile over one-year, three-year and five-year periods, and performance that was in the second quartile over a ten-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed the view that the Portfolio's performance had been disappointing, but noted that PI had taken steps to address the Portfolio's performance by replacing the previous subadviser with JP Morgan Investment Management, Inc. (JP Morgan) as of February 2004, and that therefore, the Portfolio's long-term performance record was not attributable to JP Morgan. The Board also noted that the Portfolio's short-term performance had shown improvement. In light of this, the Board concluded that it was reasonable to allow JP Morgan to create a performance record against which JP Morgan should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.877% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to lower the existing voluntary cap on net total Portfolio expenses from 1.11% to 1.01% and to remove the existing voluntary management fee waiver of 0.02%. The Board concluded that the management and subadvisory fees are reasonable.

AST Large-Cap Value Portfolio (formerly, Hotchkis and Wiley Large Cap Value Portfolio). The Board noted that the Portfolio had achieved performance in the third quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the fourth quartile over a three-year period, and performance that was in the third quartile over five-year and ten-year periods in relation to the comparable group of mutual funds in a Peer Universe. While expressing the view that the Portfolio's long-term performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser with Hotchkis and Wiley Capital Management LLC (H&W) as of May 2004. More recently, in response to capacity constraints, JP Morgan Asset Management, Inc. (JP Morgan) and Dreman Value Management LLC (Dreman) had been added as new additional subadvisers as of December 2005 and March 2006, respectively. The Board noted that the Portfolio's performance during over a one-year period was in the second quartile in its Peer Universe. In light of this, the Board concluded that it was reasonable to allow the new subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.727% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the Portfolio's existing contractual cap on net total expenses of 1.20% and to remove the existing voluntary management fee waiver of 0.05%. The Board accepted PI's recommendations. The Board concluded that the management and subadvisory fees are reasonable.

AST Lord Abbett Bond-Debenture Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006, and performance that was in the fourth quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that the Portfolio's three-year performance record was attributable to weak performance in 2003 and 2004 caused by the Portfolio's holdings in convertible securities. The Board further noted that the Portfolio's short-term performance had shown improvement. The Board approved the continuance of the management and subadvisory agreements.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.742% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to lower the existing voluntary cap on net total Portfolio expenses from 0.90% to 0.88% and to retain the existing voluntary management fee waiver of 0.12%. The Board concluded that the management and subadvisory fees are reasonable.

AST LSV International Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the third quartile over a one-year period, performance that was in the second quartile over a three-year period, performance that as in the fourth quartile over a five-year period, and performance that was in the third quartile over a ten-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio's long-term performance was disappointing, but noted that PI had replaced the previous subadviser with LSV Asset Management (LSV) as of November 2004, and that therefore, the Portfolio's long-term performance record was not attributable to LSV. The Board also noted that the Portfolio had outperformed against its benchmark index over the same one-year and three-year periods. In light of this, the Board concluded that it was reasonable to continue to allow LSV to create a performance record against which LSV should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board also considered and approved a new subadvisory agreement with Thornburg Investment Management, Inc. (Thornburg), as an additional subadviser for the Portfolio to address ongoing capacity constraints by LSV.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.870% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.50% and to remove the existing voluntary management fee waiver of 0.13%. The Board concluded that the management and subadvisory fees are reasonable.

AST Marsico Capital Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006 and over a one-year period, and performance that was in the first quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.876% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing voluntary management fee waiver of 0.03% on assets exceeding $1 billion. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

AST MFS Global Equity Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the third quartile over a one-year period, performance that was in the second quartile over a three-year period, and performance that was in the first quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. Although the Portfolio's one-year performance had been below the peer median, the Board noted that the Portfolio's long-term performance over three and five-year periods outperformed against its benchmark index as well as the Peer Universe. Consequently, the Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 1.00% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to reduce the existing voluntary cap on net total Portfolio expenses from 1.75% to 1.18% and to remove the existing voluntary management fee waiver of 0.05% on assets exceeding $1 billion. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

AST MFS Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006, and performance that was in the third quartile over one-year, three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. Although the Portfolio underperformed against the Peer Universe over one-year, three-year and five-year periods, the Board noted that the Portfolio outperformed against its benchmark index over the same time periods, and that its performance had been strong during the first quarter of 2006. Consequently, the Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.870% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing voluntary management fee waiver of 0.04% on assets up to $1 billion and 0.05% on assets exceeding $1 billion. In light of the Portfolio's long-term performance record, the Board concluded that the management and subadvisory fees are reasonable.

AST Mid-Cap Value Portfolio (formerly, AST Gabelli All Cap Value Portfolio). The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006 and performance that was in the fourth quartile over one-year, three-year and five-year time periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that although the Portfolio's performance was not satisfactory, the Portfolio had appointed EARNEST Partners LLC (EARNEST) and WEDGE Capital Management (WEDGE) as new subadvisers to replace the former subadviser as of December 2005, and the style of the Portfolio changed at that time from all-cap value to mid-cap value. The Board also noted that the Portfolio's short-term performance during the first quarter of 2006 had shown improvement. In light of this, the Board concluded that it was reasonable to continue to allow EARNEST and WEDGE to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.950% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.45% and to remove the existing voluntary management fee waiver of 0.05% on assets over $500 million. The Board concluded that the management and subadvisory fees are reasonable.

AST Money Market Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the second quartile over one-year, three-year and five-year periods, and performance that was in the third quartile over a ten-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that, following shareholder approval, Prudential Investment Management, Inc. (PIM) became the Portfolio's subadviser in December 2005. Consequently, the Board concluded that it was reasonable to continue to allow PIM to create a performance record against which it should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.450% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to reduce the existing contractual cap on net total Portfolio expenses from 0.65% to 0.56% and to remove the existing voluntary management fee waiver of 0.05% on all assets. The Board concluded that the management and subadvisory fees are reasonable.

AST Neuberger Berman Mid-Cap Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the first quartile over a one-year period, and performance that was in the third quartile over three-year, five-year and ten-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board expressed the view that the Portfolio's performance over the three-year, five-year and ten-year periods had been disappointing, but noted that the subadviser, Neuberger Berman Management, Inc., had appointed a new portfolio management team to manage the Portfolio in December 2002, and that the Portfolio's performance had subsequently improved, particularly during the most recent one-year period, where the Portfolio's performance was in the first quartile and outperformed against its benchmark index. The Board concluded that it was reasonable to continue the subadvisory agreement, and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.864% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove the existing voluntary management fee waiver to 0.05% on assets up to $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST Neuberger Berman Mid-Cap Value Portfolio. The Board noted that the Portfolio had achieved performance during the first quarter of 2006 that was in the third quartile, performance over one-year and three-year periods that was in the first quartile, and performance over a five-year period that was in the third quartile in relation to the group of comparable funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.875% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST PIMCO Limited Maturity Bond Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the first quartile over a three-year period, performance that was in the second quartile over a five-year period, and performance that was in the first quartile over a ten-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same one-year, three-year and five-year periods. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.610% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.05% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST PIMCO Total Return Bond Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006 and performance that was in the first quartile over one-year, three-year, five-year and ten-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that the Portfolio had also outperformed against its benchmark index over the same one-year, three-year and five-year time periods. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.639% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing contractual cap on net total Portfolio expenses of 1.05%. The Board concluded that the management and subadvisory fees are reasonable.

AST Small-Cap Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006 and performance that was in the fourth quartile over one-year, three-year, five-year and ten-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio's performance record was not attributable to Neuberger Berman Management, Inc. (Neuberger Berman) or Eagle Asset Management (Eagle), each of which had only served as subadvisers to the Portfolio since May 1, 2005. In light of this, the Board concluded that it was reasonable to allow Neuberger Berman and Eagle to continue create a performance record against which Neuberger Berman and Eagle should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.812% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to reduce the existing voluntary cap on net total Portfolio expenses from 1.09% to 1.07% and to remove the existing voluntary management fee waiver of 0.05%. The Board concluded that the management and subadvisory fees are reasonable.

AST Small-Cap Value Portfolio. The Board noted that the Portfolio had achieved performance that was in the first quartile during the first quarter of 2006, performance that was in the third quartile over a one-year period, and performance that was in the fourth quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. While expressing the view that the Portfolio's performance had been disappointing, the Board noted that PI had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio's long-term performance was not attributable to the Portfolio's current subadvisers, who had been appointed in November, 2004, December 2005 and March 2006. The Board also noted that the Portfolio's short-term performance had shown improvement. In light of this, the Board concluded that it was reasonable to allow the subadvisers to create a performance record against which they should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.899% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.30% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST T. Rowe Price Asset Allocation Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the second quartile over a one-year period, performance that was in the first quartile over a three-year period, and performance that was in the second quartile over five-year and ten-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.811% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.25% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST T. Rowe Price Global Bond Portfolio. The Board noted that the Portfolio had achieved performance that was in the second quartile during the first quarter of 2006, performance that was in the third quartile over a one-year period, performance that was in the fourth quartile over a three-year period, performance that was in the third quartile over a five-year period, and performance that was in the fourth quartile over a ten-year period in relation to the group of comparable funds in a Peer Universe. The Board noted that the Portfolio had underperformed in comparison to the other mutual funds included in the Peer Universe, but that the Portfolio had outperformed against its benchmark index during the same time periods. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.800% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.75% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST T. Rowe Price Large-Cap Growth Portfolio (formerly, AllianceBernstein Large-Cap Growth Portfolio). The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the first quartile over a one-year period, and performance that was in the second quartile over three-year and five-year periods in relation to the group of comparable mutual funds in a Peer Universe. The Board concluded that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.848% ranked in the fourth quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.05% and to remove the existing voluntary management fee waiver of 0.09%. The Board concluded that the management and subadvisory fees are reasonable.

AST T. Rowe Price Natural Resources Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the fourth quartile over a one-year period, performance that was in the second quartile over three-year and five-year periods, and performance that was in the first quartile over a ten-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that while the Portfolio had underperformed against its peer group during the one-year period, the Portfolio had outperformed against peer funds over longer time periods. In addition, the Board noted that the Portfolio had outperformed against its benchmark index over one-year, three-year and five-year time periods. The Board determined that the Portfolio's performance was satisfactory.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.900% ranked in the second quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.35% and to remove the existing voluntary management fee waiver of 0.05% on assets over $1 billion. The Board concluded that the management and subadvisory fees are reasonable.

AST William Blair International Growth Portfolio. The Board noted that the Portfolio had achieved performance that was in the third quartile during the first quarter of 2006, performance that was in the second quartile over one-year and three-year periods, and performance that was in the third quartile over a five-year period in relation to the group of comparable mutual funds in a Peer Universe. The Board noted that PI had replaced the previous subadviser with William Blair and Company LLC (William Blair) in November 2002, and that the Portfolio's long-term underperformance against the Peer Universe was not attributable to William Blair. The Board also noted that the Portfolio's short-term performance record had shown improvement, and that the Portfolio had outperformed against its benchmark index over the same one-year and three-year periods. In light of these factors, the Board concluded that it was reasonable to allow William Blair to continue to create a performance record against which William Blair should be evaluated, to approve the continuance of the management and subadvisory agreements and to continue to evaluate the Portfolio's performance.

The Board also considered and approved a new subadvisory agreement with Marsico Capital Management LLC (Marsico), as an additional subadviser for the Portfolio to address ongoing capacity constraints experienced by William Blair.

The Board considered the management fee for the Portfolio as compared to the advisory fee charged by PI to other funds and accounts and the fee charged by other advisers to comparable mutual funds in a Peer Group. The Portfolio's actual management fee of 0.900% ranked in the third quartile in its Peer Group. The Board accepted PI's recommendation to continue the existing voluntary cap on net total Portfolio expenses of 1.75% and to remove the voluntary management fee waiver of 0.10%. The Board concluded that the management and subadvisory fees are reasonable.

This page has been intentionally left blank.

This page has been intentionally left blank.

This page has been intentionally left blank.

This page has been intentionally left blank.

This page has been intentionally left blank.

This page has been intentionally left blank.

A description of the Trust's proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Trust's proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission ("the Commission") at WWW.SEC.GOV. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available on the website of the Commission at www.sec.gov and on the Trust's website.

The Trust files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission's website at www.sec.gov or by visiting the Commission's Public Reference Room. For more information on the Commission's Public Reference Room, please visit the Commission's website or call 1-800-SEC-0330. Form N-Q is also available on the Fund's website at WWW.AMERICANSKANDIA.PRUDENTIAL.COM or by 888-778-2888.

The Fund's Statement of Additional Information contains information about the Fund's Trustees and is available without charge upon request by calling (800) 752-6342.

DISCOVER THE BENEFITS OF eDELIVERY

                         o Eliminate receiving printed reports.

[LOGO OF eDELIVERY]      o View documents on-line as they become available.

                         o Download and store e-reports on your PC.

                         o Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to WWW.PRUDENTIAL.COM/eDELIVERY and enroll. Instead of receiving printed reports, you will receive notification via email when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the internet address above.

                                                              ------------------
AMERICAN SKANDIA LIFE                                         Presorted Standard
ASSURANCE CORPORATION                                            U.S. Postage
TOWER ONE CORPORATE                                                  PAID
SHELTON, CT 06484                                               Louisville, KY
                                                                Permit No. 1051
                                                              ------------------

Annuities contain, fees, surrender charges, and terms for keeping it in force. Your licensed financial professional can provide you with costs and complete details. Annuities are issued by American Skandia Life Assurance Corporation ("American Skandia") and distributed by American Skandia Marketing Incorporated, member SIPC.

American Skandia is solely responsible for its respective financial conditions and contractual obligations. Guarantees are based on the claims-paying ability of the issuing company. Both companies are located at One Corporate Drive, P.O. Box 883, Shelton, CT 06484. All are Prudential Financial companies.

                                                  AMERICAN
                                                  SKANDIA
                                                  ------------------------------
                                                  A Prudential Financial Company

B1AST

Item 2 - Code of Ethics - Not required, as this is not an annual filing.

Item 3 - Audit Committee Financial Expert - Not required, as this is not an annual filing.

Item 4 - Principal Accountant Fees and Services - Not required, as this is not an annual filing.

Item 5 - Audit Committee of Listed Registrants - Not applicable.

Item 6 - Schedule of Investments - The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not applicable.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders - Not applicable.

Item 11 - Controls and Procedures

        (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

        (b) There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits

        (a) (1) Code of Ethics - Not required, as this is not an annual filing.

            (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley
                Act - Attached hereto as Exhibit EX-99.CERT.

            (3) Any written solicitation to purchase securities under Rule
                23c-1. - Not applicable.

        (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act - Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         American Skandia Trust
            -------------------------------

By (Signature and Title)* /s/ Deborah A. Docs
                         -------------------------------------------------------
                                  Deborah A. Docs
                                  Secretary

Date                 August 18, 2006
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David R. Odenath
                         -------------------------------------------------------
                                  David R. Odenath
                                  President and Principal Executive Officer

Date                 August 18, 2006
    ----------------------------------------------------------------------------

By (Signature and Title)* /s/ Grace C. Torres
                         -------------------------------------------------------
                                  Grace C. Torres
                                  Treasurer and Principal Financial Officer

Date                 August 18, 2006
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.